UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10263

GuideStone Funds

(Exact name of registrant as specified in charter)

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Address of principal executive offices) (Zip code)

Matthew A. Wolfe, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Name and address of agent for service)

Registrant’s telephone number, including area code: 214-720-4640

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

December 31, 2018

	INSTITUTIONAL	INVESTOR
TARGET DATE FUNDS		
MyDestination 2015 Fund	GMTYX	GMTZX
MyDestination 2025 Fund	GMWYX	GMWZX
MyDestination 2035 Fund	GMHYX	GMHZX
MyDestination 2045 Fund	GMYYX	GMFZX
MyDestination 2055 Fund	GMGYX	GMGZX
ASSET ALLOCATION FUNDS		
Conservative Allocation Fund	GCAYX	GFIZX
Balanced Allocation Fund	GBAYX	GGIZX
Growth Allocation Fund	GGRYX	GCOZX
Aggressive Allocation Fund	GAGYX	GGBZX
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Extended-Duration Bond Fund	GEDYX	GEDZX
Global Bond Fund	GGBEX	GGBFX
Defensive Market Strategies Fund	GDMYX	GDMZX
Equity Index Fund	GEQYX	GEQZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Index Fund	GIIYX	
International Equity Fund	GIEYX	GIEZX
Emerging Markets Equity Fund	GEMYX	GEMZX
Global Real Estate Securities Fund	GREYX	GREZX
Strategic Alternatives Fund	GFSYX	GFSZX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of GuideStone Funds' (the "Trust") Annual and Semi-Annual Reports to Shareholders ("shareholder reports" or "reports") will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer. Instead, the reports will be made available on the Trust's website (*GuideStoneFunds.com*), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from a Fund by calling **1-888-GS-FUNDS** (1-888-473-8637), enrolling at *My.GuideStone.org* or by contacting your financial intermediary (such as a broker-dealer).

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Trust, calling **1-888-GS-FUNDS** (1-888-473-8637) to let the Fund(s) know of your request. Your election to receive reports in paper will apply to all Funds held in your account.

GuideStone® Funds

GuideStone Funds
Privacy Notice
NOTICE CONCERNING YOUR PRIVACY RIGHTS
This notice will provide you with information concerning our policies with respect to non-public personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed below: individual retirement accounts (“IRAs”) and/or personal mutual fund accounts, and/or personal advisory services.
The confidentiality of your information is important to us, as we recognize that you depend on us to keep your information confidential, as described in this notice.
We collect non-public personal information about you with regard to the products and services listed above from the following sources:
•	Information we receive from you on applications or other forms;
•	Information about your transactions with us, our affiliates or others (including our third-party service providers);
•	Information we receive from others, such as service providers, broker-dealers and your personal agents or representatives; and
•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone.
We may disclose such non-public personal financial information about you to one or more of our affiliates as permitted by law. An affiliate of an organization means any entity that controls, is controlled by or is under common control with that organization. GuideStone Funds, GuideStone Financial Resources of the Southern Baptist Convention, GuideStone Capital Management, LLC, GuideStone Resource Management, Inc., GuideStone Investment Services, GuideStone Trust Services, GuideStone Financial Services, GuideStone Advisors and GuideStone Advisors, LLC (collectively “GuideStone”) are affiliates of one another. GuideStone and Foreside Funds Distributors LLC do not sell your personal information to non-affiliated third parties.
We may also disclose any of the personal information that we collect about you to non-affiliated third parties as permitted by law. For example, we may provide your information to non-affiliated companies that provide account services or that perform marketing services on our behalf and to other financial institutions with whom we have joint marketing agreements. We restrict access to non-public personal information about you to those of our employees who need to know that information in order for us to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard your personal information.
These procedures will continue to remain in effect after you cease to receive financial products and services from us.
If you have any questions concerning our customer information policy, please contact a customer solutions specialist at 1-888-GS-FUNDS (1-888-473-8637).

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund shares are distributed by Foreside Funds Distributors LLC.

LETTER FROM THE PRESIDENT
Dear Shareholder:
We are pleased to present you with the 2018 GuideStone Funds Annual Report. This report reflects our unwavering commitment to integrity in financial reporting so you may stay fully informed of your investments. We trust that you will find this information valuable when making investment decisions.
2018 was a historic year for GuideStone for many reasons visable and behind the scenes. As we noted in our Semi-Annual Report, GuideStone moved our offices to new state-of-the-art space in Dallas. This new space fosters our ongoing efforts toward collaboration, innovation and efficiency for the benefit of our investors.
With the volatility in markets rising significantly during the last quarter of 2018 — as GuideStone’s team had anticipated — due to tightening monetary policy, slowing global economic growth and escalating trade tensions, GuideStone made fund changes to reduce risk across several funds. Also in 2018, GuideStone was able to reduce the expenses in our MyDestination Funds series of Target Date Funds. The reduction in expenses for the MyDestination Funds is part of our ongoing stewardship efforts, which include regular reviews of our fund offerings and the expenses associated with them.
We invite you to learn more about GuideStone Funds and the various investment options available by visiting our website, GuideStoneFunds.com/Disclosures, or contacting us at 1-888-GS-FUNDS (1-888-473-8637). Thank you for choosing to invest in GuideStone Funds.
Sincerely,
John R. Jones, CFA
President

FROM THE CHIEF INVESTMENT OFFICER
Matt L. Peden, CFA
In last year’s Letter from the Chief Investment Officer, I wrote that 2017 was widely considered the year of Goldilocks. “Just right” market conditions which included synchronized global economic growth, low interest rates, low inflation and nearly nonexistent market volatility, produced strong gains in financial assets around the world. In fact, only 1% of global asset classes had negative returns in 2017, resulting in one of the best years for financial markets in recent memory.
Inevitably, something happens in every fairytale to disrupt the idyllic state of events and add a bit of drama and suspense to the story. In 2018, multiple events happened to rattle financial markets and raise anxiety levels amongst investors: economic growth slowed across much of the world, liquidity began to dry up as central banks generally became less accommodative, geopolitical uncertainties dominated media headlines and volatility returned to more historically normal levels across global financial markets. As a result, investor risk appetite fell materially in 2018, particularly in the final three months of the year, amid growing fears of an impending bear market and economic recession. With nearly every asset class around the world posting negative returns in 2018, it was a stressful year for investors, especially those who may have been lulled into complacency by the abnormally low market volatility of the previous couple of years.
Market Recap
Despite a strong start to the year, U.S. equity markets ran out of steam in February and briefly entered correction territory, the first of two market corrections that would occur in the S&P 500® Index in 2018. Things picked up in the second and third quarters as robust corporate earnings and strong gains in the technology sector drove both the S&P 500® Index and the Dow Jones Industrial Average to all-time highs. Technology stocks slumped in the fourth quarter, however, many of the largest (and most well-known) technology names traded in bear market territory to end the year. This, combined with nervousness surrounding future interest rate increases and ongoing global growth concerns, led the S&P 500® Index into correction territory for the second time during the year. In fact, the S&P 500® Index suffered its worst December performance since the Great Depression. This fourth quarter sell-off pushed each of the three major U.S. stock indexes negative for the year, with the S&P 500® Index closing down -4.38%, the Dow Jones Industrial Average down -3.48% and NASDAQ down -2.84%.
International equity markets did not fare any better. A strong U.S. dollar, weakening foreign economic growth and geopolitical challenges in China (e.g., trade war concerns and slowing growth due to deleveraging) and across the Eurozone (e.g., Brexit and the Italian budget crisis) produced significant headwinds for non-U.S. equities during the year. The MSCI EAFE Index, which measures equity market performance in developed markets (excluding the United States and Canada), finished 2018 down -13.79%, while the MSCI Emerging Markets Index, which measures equity market performance in 24 emerging market countries, was down -14.58%. It will be important to watch the directionality of the U.S. dollar going forward, as non-U.S. equities perform more poorly when the U.S. dollar is appreciating. Continued U.S. dollar appreciation could signal challenging times for non-U.S., especially emerging markets and equities.
With a flattening U.S. Treasury yield curve and modestly widening spreads, U.S. fixed income markets also had difficulty in 2018. The Bloomberg Barclays US Aggregate Index, a proxy for the broad U.S. investment grade bond market, ended the year flat at 0.01%, while the Bloomberg Barclays US High Yield – Corporate Index, which represents U.S. non-investment grade bonds, was down -2.08%. A bright spot was U.S. Treasuries, which was one of the best performing fixed income sectors during the year. Many investors sought the safety of U.S. Treasury securities amid equity market volatility and expectations of slower economic growth, which drove the yield on the 10-year U.S. Treasury to an 11-month low in December (prices move inversely to yields). This served to flatten the yield curve because, while long-term rates fell in 2018, short-term rates rose in response to continued rate hiking by the Federal Reserve (“Fed”). The shape of the yield curve is a key indicator that we continually watch, as an inverted yield curve is one sign that an economic recession is potentially looming on the horizon.

The table below summarizes the 2018 third quarter, fourth quarter and calendar year returns for each of the indexes representing major asset classes.
Index	3 rd Quarter 2018 Return	4 th Quarter 2018 Return	2018 Calendar Year Return
U.S. Equities
S&P 500®	7.71%	-13.52%	-4.38%
Dow Jones Industrial Average	9.63%	-11.31%	-3.48%
NASDAQ	7.41%	-17.29%	-2.84%
International Equities
MSCI EAFE	1.35%	-12.54%	-13.79%
MSCI Emerging Markets	-1.09%	-7.47%	-14.58%
U.S. Fixed Income
Bloomberg Barclays US Aggregate Bond	0.02%	1.64%	0.01%
Bloomberg Barclays US High Yield Corporate	2.40%	-4.53%	-2.08%
Global Fixed Income
Bloomberg Barclays Global Aggregate Bond	-0.92%	1.20%	-1.20%
Tariffs and Trade
Tariffs and trade policy were in the spotlight throughout much of the year, as President Trump pursued his “America First” campaign promise to level the playing field on trade. The administration generally hardened its trade rhetoric as the year progressed, leading to protracted, public and often contentious negotiations with the U.S.'s key trading partners and producing much uncertainty across global markets. China received the bulk of the attention related to trade, with multiple rounds of back-and-forth gamesmanship between the two nations capturing headlines throughout the year.
Fears of a trade war with China will likely continue to ebb and flow into 2019. Fortunately, demonstrable progress was made in 2018 with several key U.S. allies. New trade agreements were signed with Canada, Mexico and South Korea, while dialogue is ongoing with Japan, the United Kingdom and the European Union.
Financial Tightening
The Fed raised the federal funds rate four times in 2018 – March, June, September and December. When considering Fed policy, it is important to remember that the central bank operates under a dual mandate of price stability (as measured by inflation) and full employment. In light of this mandate, conditions throughout the year - very low unemployment, solid economic growth and core inflation near the Fed’s 2% target - warranted continued tightening to prevent the economy from overheating.
As the Fed Funds rate is now approaching the assumed neutral rate, many pundits have called for a pause in the Fed’s rate hike cycle. While Fed officials have been noncommittal, Fed chairman Powell stated that there is “no preset policy path” and that policy decisions will be made based on prevailing economic and financial conditions. The Fed did reduce its forward projections after its December meeting, decreasing the anticipated number of rate hikes in 2019. Despite the indication of a more tentative approach going forward, stocks sold off in December because investors were hoping for more definitive comments on the potential for a rate hike pause.
While the Fed is currently the most hawkish, and thus the farthest along in its tightening activities, developed market central banks in general are becoming less accommodative. In 2018, the European Central Bank announced its intention to wind down its quantitative easing program during the year, while the Bank of Japan slowed its purchases of Japanese government bonds. These actions, combined with the Fed’s rate hikes and ongoing balance sheet runoff, tightened global liquidity over the past 12 months, leading to lower, and less synchronized, economic growth across the globe.

Conclusion
As we’ve previously stated on several occasions, our outlook over the next 12 months remains one of caution. U.S. equities are demonstrating clear signs of late cycle behavior, volatility is increasing and investor risk appetite is falling. Moreover, the potential for a recession over the next 12-24 months has likely increased. Looking toward 2019, we believe three key market risks exist: (1) slowing economic and earnings growth, both in the United States and around the world; (2) Fed policy, as each rate hike increases fear of a Fed mistake (which is defined as raising rates too much or too quickly); and (3) politics, with a divided government likely hindering President Trump’s ability to pass legislation and intensifying talk of impeachment proceedings.
With growing uncertainty across global financial markets, investors should avoid overreacting and stick with a long-term asset allocation strategy that is appropriately aligned with their risk profile. Investors who believe they have too much equity exposure may want to consider whether it makes sense to de-risk into less-volatile asset classes. During times of uncertainty, it is important for investors to be appropriately diversified and remain committed to their long-term investing strategy. As always, we do not recommend trying to time the market.
Thank you for investing in GuideStone Funds and for the confidence and trust you have placed in us. We strive to manage the GuideStone Funds lineup with strong conviction and prudent stewardship, while remaining proactive with respect to investor demands. For additional commentary on capital markets and information on GuideStone Funds, we invite you to visit our website at GuideStoneFunds.com. Please feel free to contact us if you have any comments, questions or concerns.
Sincerely,
Matt L. Peden, CFA
Vice President - Chief Investment Officer
GuideStone Capital Management, LLC
Past performance does not guarantee future results. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. One cannot invest directly into an index.

Asset Class Performance Comparison
The following graph illustrates the performance of the major assets classes during 2018.
1The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
2The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
3The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.
4The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.
5The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies, representing all major industries and captures approximately 80% coverage of available market capitalization. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.

S&P 500® Index Returns
The U.S. large-cap equity market, as measured by the S&P 500® Index, finished the year down -4.4%; its first negative annual performance return figure since 2008. The impressive run of annual returns that began in 2009 came to a halt as investor worries took hold on a number of fronts including Federal Reserve (the “Fed”) policy actions, simmering trade tensions with China and growing concern that companies were increasingly less likely to continue producing strong earnings growth going forward. With financial conditions tightening throughout most of the year (due to the Fed’s four rate hikes and balance sheet reduction) everyone from individual investors to multi-national corporations felt the squeeze of liquidity slowly evaporating in various parts of the market. A change in control of the U.S. House of Representatives during the year’s mid-term elections injected further angst as political gridlock seemed a foregone conclusion. Health care (6.4%) and utilities (1.1%) were the relative bright spots for the index (with consumer discretionary (0.7%) being the only other positive sector), while the remaining eight sectors were each negative for the year. Energy (-19.1%) was the worst performing sector on the back of crude oil falling from a peak of roughly $76 to $45 at year end. In fact, oil experienced its first annual drop since 2015.
The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies, representing all major industries and captures approximately 80% coverage of available market capitalization. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.
Data Source: Dow Jones Indices LLC
Russell 2000® Index Returns
The U.S. small cap equity market, as measured by the Russell 2000® Index, declined by -11.0% in 2018; the steepest annual decline in the index since 2008. Throughout the year, investor demand for smaller cap stocks versus their larger cap brethren oscillated. The Russell 2000® Index outperformed the S&P 500® Index throughout much of the second and third quarter of the year only to dramatically underperform during the fourth quarter and wipe out all of the gains accrued in prior quarters, finishing roughly -7% below the S&P 500® Index for the year. In addition to general U.S.-centric growth concerns, small-cap stocks suffered due to the increase in U.S. rates, which broadly threatened to upend some smaller companies that were already financially unstable as debt service levels correspondingly rose. For the year, all sectors were negative with the exception of utilities (0.2%), a sector regarded as defensive due to the necessity of these companies’ services regardless of the economic or market cycle. Energy (-41.2%) and materials (-23.5%) were the laggards for the index as the cratering in oil prices drug down equipment and machinery manufacturers that largely sell their products to energy companies.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.
Data Source: Russell Investments, Bloomberg

MSCI EAFE Index Returns
International developed markets equities, as measured by the MSCI EAFE Index, fell by -13.8% for the year after a 25.0% return was logged in 2017. The U.S. dollar appreciated for the year, creating a performance headwind for U.S. investors, as exhibited by the MSCI EAFE Index falling by just under -11% in local currency terms. Investors in MSCI EAFE Index constituents faced uncertainty on multiple fronts. At the forefront of investors’ minds was the volatility introduced as fears heighted over declining economic growth coupled with less accommodative monetary policy in certain areas. Also, political leaders wrestled with the U.K.’s future after its residents voted to leave the European Union in 2016 (a process commonly referred to as Brexit and one that is not anticipated to take place until 2019, at the earliest). Italian budget woes and corresponding concern over potential banking weakness contagion acted as an overhang, as did the U.S.'s threat of tariffs on European automakers. All sectors in the index posted negative performance with the defensive sectors of utilities (-0.4%) and health care (-4.5%) holding up the best on a relative basis. On the opposite end of the spectrum, the financial services sector (-20.2%) proved to be the weakest performer for the year as tighter global financial conditions and banking worries plagued the sector. At the country level, South Africa was the only index constituent with positive returns while Italy, Germany, Ireland, Belgium and Austria rounded out the bottom five performers.
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
Data Source; Factset
MSCI Emerging Markets Index Returns
International emerging markets equities, as measured by the MSCI Emerging Markets Index, lost -14.6% for the year; standing in stark contrast to 2017’s impressive 37.3% return. The U.S. dollar appreciated for the year, creating a performance headwind for U.S. investors, as exhibited by the MSCI EM Index falling by just over -10% in local currency terms. The story of emerging markets for 2018 almost singularly focused on China’s slowing growth coupled with the highly contentious trade dispute with the United States. While a vast chasm existed between the tariffs actually implemented and those threatened, market participants reacted strongly to signs of progress or deterioration in trade talks. Increasing rates in the U.S. also weighed on emerging markets as their U.S. dollar-denominated debt, in turn, became increasingly more expensive to pay back. Earlier in the year investors had to contend with Turkey’s and Argentina’s fiscal issues threatening to spill into other emerging markets. While the concern over contagion never came to fruition, both countries saw their currencies dramatically depreciate versus the U.S. dollar as a result of the instability. Despite individual country issues being present throughout the year (a hallmark of emerging markets), investors took solace in some emerging markets countries showing signs that they can fuel their economic growth from domestic consumption, such as Brazil’s relatively strong consumer embracing local air travel and discretionary goods, rather than relying on foreign demand. Energy (5.1%) was the only positive sector as a handful of Russian and Brazilian oil and gas companies experienced a very strong year prior to the fourth quarter’s weakness in oil prices. Consumer discretionary (-24.0%) and health care (-22.1%) were the weakest sectors. At the country level, Qatar (30.0%) and Peru (1.6%) were the only countries ending in positive territory, and Turkey (-41.2%) and Greece (-36.1%) were the weakest countries. To illustrate the significant impact of the local currency depreciation versus the U.S. dollar, it is worth noting that Turkey’s return in lira (its local currency) was a relatively superior -17.9%.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
Data Source; Factset

Bloomberg Barclays US Aggregate Bond Index Returns
The broad U.S. bond market, as measured by the Bloomberg Barclays US Aggregate Bond Index, logged a 0.01% gain for 2018. After a volatile year, with the index down by almost -3% at one point, the modest gain represents the fifth consecutive annual period of positive performance. Strong relative performance in mortgages offset some weakness in corporates, and a year-end flight-to-quality led to a rally in U.S. Treasuries. All U.S. Treasuries maturing in 10 years or less posted positive returns for the year. Corporate bonds struggled to find their footing throughout the year and weighed heavily on index performance. Within the corporate bond segment, the BBB- rated issues, and the utilities sub-sector lagged by the widest margin. Investment grade bond spreads widened by more than 1.5% throughout the year. Concerns surrounding the leverage on corporate balances sheets and the ability to finance debt at higher rates, especially at the lower quality end of the investment grade universe, prompted some investors to reconsider corporate exposures. Investors continued to favor shorter duration instruments throughout the year as the Federal Reserve continued to hike interest rates.
The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
Data Source: Factset
Federal Reserve
After implementing three rate increases in 2017, robust U.S. economic data aided in the Federal Open Market Committee’s (“FOMC”) decision to raise interest rates four times in 2018, ending the year at a range of 2.25% to 2.50%. We are nearing what some consider the neutral rate. Members of the FOMC also continued the difficult task of unwinding the Fed’s balance sheet after years of injecting liquidity into the system. During 2018, the Fed allowed up to $50 billion of securities to mature each month. Fed Chairman Powell has reiterated that the central bank can be flexible and patient with monetary policy if the data signals that either balance sheet reductions or future rate hikes are weighing on economic growth.
The Federal Reserve (“Fed”) is the central bank of the United States. It was created by Congress to provide the nation with a safer, more flexible, and more stable monetary and financial system. The Federal Funds Rate is the interest rate at which depository institutions lend balances at the Fed to other depository institutions overnight. The rate is one tool the Fed can use in their efforts of controlling the supply of money. Changes in the Federal Funds Rate trigger a chain of events that affect other short-term interest rates, foreign exchange rates, long-term interest rates, the amount of money and credit, and, ultimately, a range of economic variables, including employment, output and prices of goods and services.
Data Source: Bloomberg, Federal Reserve

U.S. Treasury Yield Curve
The Federal Reserve raised rates throughout the year, and the U.S. Treasury yield curve flattened as the spread between short dated and long dated treasuries narrowed. The benchmark 10-year U.S. Treasury began the year at 1.88% and ended higher at 2.68%. After rising for most of the year, peaking at 3.2% in November, a flight to quality in the final quarter drove down rates on the tenor from intra-year highs. In December, the three-year U.S. Treasury yield exceeded the five-year yield for the first time since 2007, but the inversion corrected itself by the end of the year. Historically, an inversion of the two-year and 10-year U.S. Treasury yields, a much more widely followed gauge, has been an indicator of a future recession. At the end of the year, the spread between the two was 0.2%, flatter than the beginning of the year, but not inverted.
The Treasury yield curve illustrates the relationship between yields on short-term, intermediate-term and long-term Treasury securities. Normally, the shape of the yield curve is upward sloping with rates increasing from the short end of the curve moving higher to the long end. The short end of the curve is impacted more by monetary policy (demand for money) while inflationary expectations and market forces impact the long end of the curve.
Data Source: Bloomberg

About Your Expenses (Unaudited)
As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. The Annualized Expense Ratio may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended December 31, 2018.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
Actual
Fund	Class	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2015	Institutional	$1,000.00	$ 968.60	0.11%	$0.55
	Investor	1,000.00	967.10	0.35	1.73
MyDestination 2025	Institutional	1,000.00	953.60	0.10	0.51
	Investor	1,000.00	952.20	0.35	1.73
MyDestination 2035	Institutional	1,000.00	930.60	0.13	0.64
	Investor	1,000.00	928.30	0.38	1.82
MyDestination 2045	Institutional	1,000.00	917.40	0.14	0.68
	Investor	1,000.00	916.10	0.38	1.86
MyDestination 2055	Institutional	1,000.00	913.50	0.16	0.78
	Investor	1,000.00	912.30	0.39	1.86
Conservation Allocation	Institutional	1,000.00	979.30	0.17	0.84
	Investor	1,000.00	978.70	0.40	1.97
Balanced Allocation	Institutional	1,000.00	954.50	0.13	0.64
	Investor	1,000.00	953.50	0.38	1.87
Growth Allocation	Institutional	1,000.00	920.80	0.13	0.65
	Investor	1,000.00	920.50	0.38	1.85

About Your Expenses (Unaudited) (Continued)
Actual
Fund	Class	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Aggressive Allocation	Institutional	$1,000.00	$ 890.30	0.14%	$0.66
	Investor	1,000.00	889.80	0.38	1.81
Money Market	Institutional	1,000.00	1,010.10	0.15	0.78
	Investor	1,000.00	1,008.80	0.40	2.01
Low-Duration Bond	Institutional	1,000.00	1,010.80	0.34	1.74
	Investor	1,000.00	1,009.30	0.60	3.05
Medium-Duration Bond	Institutional	1,000.00	1,013.10	0.37	1.90
	Investor	1,000.00	1,011.60	0.64	3.26
Extended-Duration Bond	Institutional	1,000.00	1,003.40	0.56	2.81
	Investor	1,000.00	1,001.90	0.82	4.16
Global Bond	Institutional	1,000.00	990.10	0.53	2.66
	Investor	1,000.00	988.00	0.80	4.01
Defensive Market Strategies	Institutional	1,000.00	967.50	0.66	3.27
	Investor	1,000.00	966.80	0.93	4.61
Equity Index	Institutional	1,000.00	931.60	0.14	0.68
	Investor	1,000.00	930.20	0.40	1.93
Value Equity	Institutional	1,000.00	900.10	0.57	2.74
	Investor	1,000.00	899.30	0.84	4.00
Growth Equity	Institutional	1,000.00	920.60	0.70	3.41
	Investor	1,000.00	919.60	0.96	4.66
Small Cap Equity	Institutional	1,000.00	828.00	0.97	4.46
	Investor	1,000.00	827.30	1.23	5.68
International Equity Index	Institutional	1,000.00	891.30	0.26	1.22
International Equity (3)	Institutional	1,000.00	870.40	0.94	4.42
	Investor	1,000.00	869.90	1.21	5.69
Emerging Markets Equity	Institutional	1,000.00	871.90	1.32	6.23
	Investor	1,000.00	871.10	1.57	7.40
Global Real Estate Securities	Institutional	1,000.00	944.60	0.86	4.21
	Investor	1,000.00	944.30	1.14	5.58
Strategic Alternatives(3)	Institutional	1,000.00	995.60	1.16	5.85
	Investor	1,000.00	994.40	1.47	7.39

Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2015	Institutional	$1,000.00	$ 1,024.65	0.11%	$0.56
	Investor	1,000.00	1,023.45	0.35	1.78
MyDestination 2025	Institutional	1,000.00	1,024.68	0.10	0.53
	Investor	1,000.00	1,023.43	0.35	1.79

Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2035	Institutional	$1,000.00	$1,024.55	0.13%	$0.67
	Investor	1,000.00	1,023.31	0.38	1.91
MyDestination 2045	Institutional	1,000.00	1,024.50	0.14	0.72
	Investor	1,000.00	1,023.27	0.38	1.96
MyDestination 2055	Institutional	1,000.00	1,024.39	0.16	0.82
	Investor	1,000.00	1,023.26	0.39	1.97
Conservation Allocation	Institutional	1,000.00	1,024.36	0.17	0.86
	Investor	1,000.00	1,023.21	0.40	2.01
Balanced Allocation	Institutional	1,000.00	1,024.55	0.13	0.66
	Investor	1,000.00	1,023.29	0.38	1.94
Growth Allocation	Institutional	1,000.00	1,024.53	0.13	0.69
	Investor	1,000.00	1,023.28	0.38	1.95
Aggressive Allocation	Institutional	1,000.00	1,024.50	0.14	0.71
	Investor	1,000.00	1,023.29	0.38	1.93
Money Market	Institutional	1,000.00	1,024.43	0.15	0.79
	Investor	1,000.00	1,023.20	0.40	2.03
Low-Duration Bond	Institutional	1,000.00	1,023.47	0.34	1.75
	Investor	1,000.00	1,022.16	0.60	3.07
Medium-Duration Bond	Institutional	1,000.00	1,023.32	0.37	1.91
	Investor	1,000.00	1,021.97	0.64	3.27
Extended-Duration Bond	Institutional	1,000.00	1,022.40	0.56	2.83
	Investor	1,000.00	1,021.05	0.82	4.20
Global Bond	Institutional	1,000.00	1,022.54	0.53	2.70
	Investor	1,000.00	1,021.17	0.80	4.08
Defensive Market Strategies	Institutional	1,000.00	1,021.88	0.66	3.36
	Investor	1,000.00	1,020.52	0.93	4.73
Equity Index	Institutional	1,000.00	1,024.50	0.14	0.71
	Investor	1,000.00	1,023.21	0.40	2.02
Value Equity	Institutional	1,000.00	1,022.32	0.57	2.91
	Investor	1,000.00	1,021.00	0.84	4.25
Growth Equity	Institutional	1,000.00	1,021.66	0.70	3.59
	Investor	1,000.00	1,020.35	0.96	4.91
Small Cap Equity	Institutional	1,000.00	1,020.33	0.97	4.93
	Investor	1,000.00	1,018.99	1.23	6.27
International Equity Index	Institutional	1,000.00	1,023.91	0.26	1.31
International Equity (3)	Institutional	1,000.00	1,020.48	0.94	4.78
	Investor	1,000.00	1,019.12	1.21	6.14
Emerging Markets Equity	Institutional	1,000.00	1,018.55	1.32	6.72
	Investor	1,000.00	1,017.29	1.57	7.98
Global Real Estate Securities	Institutional	1,000.00	1,020.88	0.86	4.37
	Investor	1,000.00	1,019.47	1.14	5.80

About Your Expenses (Unaudited) (Continued)
Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/18	Ending Account Value 12/31/18	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Strategic Alternatives (3)	Institutional	$1,000.00	$ 1,019.34	1.16%	$ 5.92
	Investor	1,000.00	1,017.79	1.47	7.48

(1)  Expenses include the effect of contractual waivers by GuideStone Capital Management, LLC. The Target Date Funds’ and Asset Allocation Funds’ proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.
(2)  Expenses are equal to the Fund’s annualized expense ratios for the period July 1, 2018 through December 31, 2018, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(3)  The expense ratios for the International Equity Fund and the Strategic Alternatives Fund include the impact of dividend and interest expense on securities sold short.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INVESTMENT ABBREVIATIONS:
10Y	—	10 Year
1M	—	1 Month
1Y	—	1 Year
2M	—	2 Month
3M	—	3 Month
5Y	—	5 Year
6M	—	6 Month
ACES	—	Alternative Credit Enhancement Securities
ADR	—	American Depositary Receipt
ASX	—	Australian Securities Exchange
BBSW	—	Bank Bill Swap Rate
BUBOR	—	Budapest Interbank Offered Rate
CDI	—	Crest Depository Interest
CDOR	—	Canadian Dollar Offered Rate
CDX	—	A series of indexes that track North American and emerging market credit derivative indexes.
CFETS	—	China Foreign Exchange Trade System
CLO	—	Collateralized Loan Obligation
CMBX	—	A group of indexes made up of 25 tranches of commercial mortgage-backed securities (CMBS), each with different credit ratings.
CMT	—	Constant Maturity
COF	—	Cost of Funds
CONV	—	Convertible
CVA	—	Dutch Certificate
ETF	—	Exchange Traded Fund
EURIBOR	—	Euro Interbank Offered Rate
GDR	—	Global Depositary Receipt
HIBOR	—	Hong Kong Interbank Offered Rate
ICE LIBOR	—	Intercontinental Exchange London Interbank Offered Rate
IO	—	Interest Only (Principal amount shown is notional)
JIBAR	—	Johannesburg Interbank Average Rate
KORIBOR	—	Korea Interbank Offered Rate
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LP	—	Limited Partnership
MIBID	—	Mumbai Interbank Bid Rate
MIBOR	—	Mumbai Interbank Offered Rate
MXN- TIIE- Banxico	—	The Equilibrium Interbank Interest Rate (“TIIE”) represents interbank credit transactions in local currency (MXN).
NIBOR	—	Norwegian Interbank Offered Rate
NSE	—	National Stock Exchange of India Ltd.
NVDR	—	Non-Voting Depository Receipt
PCL	—	Public Company Limited
PIK	—	Payment-in-Kind Bonds
PLC	—	Public Limited Company
PRIBOR	—	Prague Interbank Offered Rate
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SDR	—	Special Drawing Rights
SONIA	—	Sterling Overnight Index Average Rate
SOFR	—	Secured Overnight Financing Rate
SPDR	—	Standard and Poor's Depositary
STEP	—	Stepped Coupon Bonds: Interest rates shown reflect the rates currently in effect.
STIBOR	—	Stockholm Interbank Offered Rate
STRIP	—	Stripped Security
TBA	—	To be announced
TELBOR	—	Tel Aviv Interbank Offered Rate
WIBOR	—	Warsaw Interbank Offered Rate
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of December 31, 2018, the total market values and percentages of net assets for 144A securities by fund were as follows:

Fund	Value of 144A Securities	Percentage of Net Assets
Low-Duration Bond	$243,352,795	26.79%
Medium-Duration Bond	239,735,854	15.87
Extended-Duration Bond	16,255,624	7.37
Global Bond	113,207,997	21.62
Defensive Market Strategies	107,999,041	10.67
International Equity Index	3,932,932	0.72
International Equity	9,774,789	0.90
Emerging Markets Equity	10,463,852	2.46
Global Real Estate Fund	630,422	0.29
Strategic Alternatives	29,091,247	7.52

INVESTMENT FOOTNOTES:
π	—	Century bond maturing in 2115.
‡‡	—	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.
‡	—	Security represents underlying investment on open options contracts.
*	—	Non-income producing security.
#	—	Security in default.
§	—	Security purchased with the cash proceeds from securities loaned.
^	—	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
†	—	Variable rate security. Rate shown reflects the rate in effect as of December 31, 2018. Maturity date for money market instruments is the date of the next interest rate reset.
γ	—	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
Ω	—	Rate shown reflects the effective yield as of December 31, 2018.
∞	—	Affiliated fund.
Δ	—	Security either partially or fully on loan.
Σ	—	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
†††	—	Security is a Level 3 investment (see Note 2 in Notes to Financial Statements).
Ø	—	7-day current yield as of December 31, 2018 is disclosed.
Ψ	—	Security is valued at fair value by the Valuation Committee (see Note 2 in Notes to Financial Statements). As of December 31, 2018, the total market values and percentages of net assets for Fair Valued securities by fund were as follows:

Fund	Value of Fair Valued Securities	Percentage of Net Assets
Medium-Duration Bond	$2,524,396	0.17%
Global Bond	46,220	0.01
Small Cap Equity	1,956,000	0.40
International Equity	—	—

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
FOREIGN BOND FOOTNOTES:
(A)	—	Par is denominated in Australian Dollars (AUD).
(B)	—	Par is denominated in Brazilian Reals (BRL).
(C)	—	Par is denominated in Canadian Dollars (CAD).
(E)	—	Par is denominated in Euro (EUR).
(I)	—	Par is denominated in Indonesian Rupiahs (IDR).
(J)	—	Par is denominated in Japanese Yen (JPY).
(K)	—	Par is denominated in Norwegian Kroner (NOK).
(M)	—	Par is denominated in Mexican Pesos (MXN).
(Q)	—	Par is denominated in Russian Rubles (RUB).
(S)	—	Par is denominated in South African Rand (ZAR).
(T)	—	Par is denominated in Turkish Lira (TRY).
(U)	—	Par is denominated in British Pounds (GBP).
(V)	—	Par is denominated in Dominican Pesos (DOP).
(X)	—	Par is denominated in Colombian Pesos (COP).
(Y)	—	Par is denominated in Chinese Yuan (CNY).
(Z)	—	Par is denominated in New Zealand Dollars (NZD).
(ZA)	—	Par is denominated in Argentine Pesos (ARS).

COUNTERPARTY ABBREVIATIONS:
ANZ	—	Counterparty to contract is Australia and New Zealand Banking Group.
BAR	—	Counterparty to contract is Barclays Capital.
BNP	—	Counterparty to contract is BNP Paribas.
BOA	—	Counterparty to contract is Bank of America.
CITI	—	Counterparty to contract is Citibank NA London.
CME	—	Counterparty to contract is Chicago Mercantile Exchange.
CS	—	Counterparty to contract is Credit Suisse International.
DEUT	—	Counterparty to contract is Deutsche Bank AG.
GSC	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
HSBC	—	Counterparty to contract is HSBC Securities.
ICE	—	Counterparty to contract is Intercontinental Exchange.
JPM	—	Counterparty to contract is JPMorgan Chase Bank.
MSCS	—	Counterparty to contract is Morgan Stanley Capital Services.
NAB	—	Counterparty to contract is National Australia Bank.
NT	—	Counterparty to contract is Northern Trust.
RBC	—	Counterparty to contract is Royal Bank of Canada.
RBS	—	Counterparty to contract is Royal Bank of Scotland.
SC	—	Counterparty to contract is Standard Chartered PLC.
SS	—	Counterparty to contract is State Street Global Markets.
TD	—	Counterparty to contract is Toronto-Dominion Bank.
UBS	—	Counterparty to contract is UBS AG.
WEST	—	Counterparty to contract is Westpac Pollock.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INDEX DEFINITIONS:
The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. The index follows the same rules as the uncapped version, but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.
The Bloomberg Barclays US Long Government/Credit Bond Index is a long maturity constrained version of the Bloomberg Barclays US Government/Credit Bond Index which is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
The Bloomberg Barclays US Intermediate Government/Credit Bond Index is an intermediate maturity constrained version of the Bloomberg Barclays US Government/Credit Bond Index which is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
The FTSE 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market, consisting of the last three three-month Treasury bill issues.
The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products.
The ICE BofAML 0-3 Month U.S. T-Bill Index is a subset of ICE BofAML U.S. Treasury Bill Index including all securities with a remaining term to final maturity less than 3 months.
The ICE BofAML 1-3 Year U.S. Treasury Index is a subset of The ICE BofAML U.S. Treasury Index including all securities with a remaining term to final maturity less than 3 years.
The ICE BofAML U.S. 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.
The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.
The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding U.S.) and emerging markets.
The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.
The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.
The Russell 3000® Index is composed of approximately 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies representing all major industries. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.

MyDestination 2015 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to fixed-income securities with smaller percentages allocated to equity and alternative investments. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 51.00% fixed-income securities, 44.00% equity securities and 5.00% alternative investments as of December 31, 2018.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of -3.66% for the one-year period ended December 31, 2018. Contribution to absolute performance from all major asset classes was negative, with exposure to U.S. equities producing relatively stronger performance than funds with primarily non-U.S. equity exposure. An appreciating U.S. dollar, slowing global economic growth and idiosyncratic circumstances (such as Brexit concerns, country-specific fiscal issues and increased tariffs) contributed to additional performance headwinds faced by companies outside of the United States. The Growth Equity Fund, which was the largest equity contributor to Fund performance, benefitted from the strong momentum behind technology and consumer discretionary stocks that drove most of the U.S. equities’ performance for the year. The Fund’s fixed-income allocation held up relatively well, in comparison to equity exposures, with the Low-Duration Bond Fund contributing the strongest performance, as it benefitted from a lower sensitivity to rising interest rates throughout the year as the Federal Reserve pressed forward with rate increases. The contribution to absolute performance by the Fund’s exposure to real assets was roughly flat, via exposure to the Global Real Estate Securities Fund. The Strategic Alternatives Fund exposure, which was added in late 2017, was also essentially a flat contributor to Fund performance. Of note, in September 2018, the Value Equity Fund and the Growth Equity Fund were removed from the glide path, and as a result, the allocations to the Equity Index Fund increased. Additionally, the International Equity Fund was removed from the glide path and allocations to the International Equity Index Fund increased.
The Investor Class of the Fund underperformed its composite benchmark in 2018 (-3.66% versus -2.72%). The largest contributors to performance were the Growth Equity Fund and the Low-Duration Bond Fund. The largest negative detractor to performance was the Equity Index Fund.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed-income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.
At December 31, 2018, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Fixed Income Select Funds	52.0
U.S. Equity Select Funds	29.9
Non-U.S. Equity Select Funds	12.4
Alternative Select Funds	4.7
Real Return Select Funds	1.0
U.S. Treasury Obligation	—**
Money Market Funds	—**
100.0
**Rounds to less than 0.05%

MyDestination 2015 Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Investor Class*	Benchmark**
One Year	(3.33)%	(3.66)%	(2.72)%
Five Year	N/A	3.22%	3.42%
Ten Year	N/A	7.72%	7.41%
Since Inception(1)	2.03%	3.87%	4.03%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (May 1, 2018 Prospectus, as supplemented September 17, 2018)(2)	0.50%	0.75%
(1)The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2008 to December 31, 2018, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Composite Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in Select Funds and other investments. As the percentage allocations to the underlying investments change over time according to the Fund’s glide path or in connection with changes to the glide path, the percentage allocations of the Composite Index, as well as the indexes included in the Composite Index, will change. As of December 2018, the Composite Index consists of 15.24% of the ICE BofAML 1-3 Year U.S. Treasury Index, 4.68% of the ICE BofAML U.S. 3-Month Treasury Bill Index, 25.41% of the Bloomberg Barclays US Aggregate Bond Index, 5.08% of the Bloomberg Barclays Global Aggregate Bond Index, 2.54% of the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index, 2.54% of the J.P. Morgan Emerging Markets Bond Index (EMBI) Plus, 5.56% of the FTSE 3-Month Treasury Bill Index, 23.31% of the S&P 500® Index, 0.89% of the FTSE EPRA/ NAREIT Developed Index, 1.75% of the Russell 2000® Index, 10.14% of the MSCI EAFE Index and 2.86% of the MSCI Emerging Markets Index. The composition of the Composite Index for periods prior to December 31, 2018, may have been different.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2015 FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund, 2.22% (Institutional Class)Ø∞	7,500,998	$ 7,500,998
GuideStone Low-Duration Bond Fund (Institutional Class)∞	6,883,361	90,929,194
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	10,668,593	152,347,514
GuideStone Global Bond Fund (Institutional Class)∞	6,576,149	61,289,712
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	5,538,625	64,968,075
GuideStone Equity Index Fund (Institutional Class)∞	3,825,491	105,430,525
GuideStone Small Cap Equity Fund (Institutional Class)∞	729,671	9,514,904
GuideStone International Equity Index Fund (Institutional Class)∞	6,267,918	57,915,560
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	1,867,571	16,266,545
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	654,525	5,779,452
	Shares	Value
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,902,866	$ 28,651,286
Total Mutual Funds (Cost $632,185,861)		600,593,765
MONEY MARKET FUNDS — 0.0%
Northern Institutional U.S. Government Portfolio (Shares), 2.21%Ø (Cost $3,409)	3,409	3,409

	Par
U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bill
2.48%, 05/30/19Ω‡‡ (Cost $197,950)	$200,000	198,009
TOTAL INVESTMENTS — 100.0% (Cost $632,387,220)		600,795,183
Liabilities in Excess of Other Assets — (0.0)%		(285,548)
NET ASSETS — 100.0%		$600,509,635

Futures Contracts outstanding at December 31, 2018:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	03/2019	8	$ 686,400	$(13,547)
MSCI Emerging Markets E-Mini	03/2019	5	241,700	(4,114)
S&P 500® E-Mini	03/2019	12	1,503,120	(86,322)
10-Year U.S. Treasury Note	03/2019	25	3,050,391	68,143
Total Futures Contracts outstanding at December 31, 2018			$5,481,611	$(35,840)

See Notes to Financial Statements.

MYDESTINATION 2015 FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 3,409	$ 3,409	$ —	$ —
Mutual Funds	600,593,765	600,593,765	—	—
U.S. Treasury Obligation	198,009	—	198,009	—
Total Assets - Investments in Securities	$600,795,183	$600,597,174	$198,009	$ —
Other Financial Instruments***
Futures Contracts	$ 68,143	$ 68,143	$ —	$ —
Total Assets - Other Financial Instruments	$ 68,143	$ 68,143	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (103,983)	$ (103,983)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (103,983)	$ (103,983)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

MyDestination 2025 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to equity securities with smaller percentages allocated to fixed-income securities, real assets and alternative investments. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 38.00% fixed income securities, 58.00% equity securities, 1.00% real assets and 3.00% alternative investments as of December 31, 2018.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of -4.87% for the one-year period ended December 31, 2018. Contribution to absolute performance from all major asset classes was negative, with exposure to U.S. equities producing relatively stronger performance than funds with primarily non-U.S. equity exposure. An appreciating U.S. dollar, slowing global economic growth and idiosyncratic circumstances (such as Brexit concerns, country-specific fiscal issues and increased tariffs) contributed to additional performance headwinds faced by companies outside of the United States. The Growth Equity Fund, which was the largest equity contributor to Fund performance, benefitted from the strong momentum behind technology and consumer discretionary stocks that drove most of the U.S. equities performance for the year. The Fund’s fixed-income allocation held up relatively well, in comparison to equity exposures, with the Low-Duration Bond Fund contributing the strongest performance, as it benefitted from a lower sensitivity to rising interest rates throughout the year as the Federal Reserve pressed forward with rate increases. The contribution to absolute performance by the Fund’s exposure to real assets was roughly flat, via exposure to the Global Real Estate Securities Fund. The Strategic Alternatives Fund exposure, which was added in late 2017, was also essentially a flat contributor to Fund performance. Of note, in September 2018, the Value Equity Fund and the Growth Equity Fund were removed from the glide path, and as a result, the allocation to the Equity Index Fund increased. Additionally, the International Equity Fund was removed from the glide path and the allocation to the International Equity Index Fund increased.
The Investor Class of the Fund slightly underperformed its composite benchmark in 2018 (-4.87% versus -4.13%). The largest contributors to performance were the Growth Equity Fund and the Low-Duration Bond Fund. The largest negative detractor to performance was the Equity Index Fund.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed-income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.
At December 31, 2018, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Fixed Income Select Funds	39.7
U.S. Equity Select Funds	38.3
Non-U.S. Equity Select Funds	18.1
Alternative Select Funds	2.7
Real Return Select Funds	1.2
U.S. Treasury Obligation	—**
Money Market Funds	—**
100.0
**Rounds to less than 0.05%
See Notes to Financial Statements.

MyDestination 2025 Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Investor Class*	Benchmark**
One Year	(4.64)%	(4.87)%	(4.13)%
Five Year	N/A	3.56%	3.89%
Ten Year	N/A	8.91%	8.72%
Since Inception(1)	2.38%	4.02%	4.32%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (May 1, 2018 Prospectus, as supplemented September 17, 2018)(2)	0.50%	0.75%
(1)The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2008 to December 31, 2018, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Composite Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in Select Funds and other investments. As the percentage allocations to the underlying investments change over time according to the Fund’s glide path or in connection with changes to the glide path, the percentage allocations of the Composite Index, as well as the indexes included in the Composite Index, will change. As of December 2018, the Composite Index consists of 4.47% of the ICE BofAML 1-3 Year U.S. Treasury Index, 2.59% of the ICE BofAML U.S. 3-Month Treasury Bill Index, 25.95% of the Bloomberg Barclays US Aggregate Bond Index, 3.81% of the Bloomberg Barclays Global Aggregate Bond Index, 1.90% of the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index, 1.90% of the J.P. Morgan Emerging Markets Bond Index (EMBI) Plus, 5.62% of the FTSE 3-Month Treasury Bill Index, 31.25% of the S&P 500® Index, 1.19% of the FTSE EPRA/ NAREIT Developed Index, 2.54% of the Russell 2000® Index, 14.65% of the MSCI EAFE Index and 4.13% of the MSCI Emerging Markets Index. The composition of the Composite Index for periods prior to December 31, 2018, may have been different.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

MYDESTINATION 2025 FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund, 2.22% (Institutional Class)Ø∞	15,958,272	$ 15,958,272
GuideStone Low-Duration Bond Fund (Institutional Class)∞	3,838,259	50,703,407
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	20,948,303	299,141,759
GuideStone Global Bond Fund (Institutional Class)∞	9,235,383	86,073,773
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	10,489,438	123,041,113
GuideStone Equity Index Fund (Institutional Class)∞	10,421,424	287,214,453
GuideStone Small Cap Equity Fund (Institutional Class)∞	1,999,489	26,073,342
GuideStone International Equity Index Fund (Institutional Class)∞	17,331,914	160,146,882
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	5,273,113	45,928,812
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,547,530	13,664,687
	Shares	Value
GuideStone Strategic Alternatives Fund (Institutional Class)∞	3,038,581	$ 29,990,790
Total Mutual Funds (Cost $1,212,929,593)		1,137,937,290
MONEY MARKET FUNDS — 0.0%
Northern Institutional U.S. Government Portfolio (Shares), 2.21%Ø (Cost $9,253)	9,253	9,253

	Par
U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bill
2.48%, 05/30/19Ω‡‡ (Cost $494,876)	$500,000	495,023
TOTAL INVESTMENTS — 100.0% (Cost $1,213,433,722)		1,138,441,566
Liabilities in Excess of Other Assets — (0.0)%		(85,718)
NET ASSETS — 100.0%		$1,138,355,848

Futures Contracts outstanding at December 31, 2018:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	03/2019	29	$ 2,488,200	$(49,130)
MSCI Emerging Markets E-Mini	03/2019	17	821,780	(17,336)
S&P 500® E-Mini	03/2019	40	5,010,400	(287,742)
10-Year U.S. Treasury Note	03/2019	46	5,612,719	123,105
Total Futures Contracts outstanding at December 31, 2018			$13,933,099	$(231,103)

See Notes to Financial Statements.

MYDESTINATION 2025 FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 9,253	$ 9,253	$ —	$ —
Mutual Funds	1,137,937,290	1,137,937,290	—	—
U.S. Treasury Obligation	495,023	—	495,023	—
Total Assets - Investments in Securities	$1,138,441,566	$1,137,946,543	$495,023	$ —
Other Financial Instruments
Futures Contracts	$ 123,105	$ 123,105	$ —	$ —
Total Assets - Other Financial Instruments	$ 123,105	$ 123,105	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (354,208)	$ (354,208)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (354,208)	$ (354,208)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

MyDestination 2035 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to equity securities with smaller percentages allocated to fixed-income securities and real assets. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 21.00% fixed-income securities, 77.00% equity securities and 2.00% real assets as of December 31, 2018.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of -6.89% for the one-year period ended December 31, 2018. Contribution to absolute performance from all major asset classes was negative, with exposure to U.S. equities producing relatively stronger performance than funds with primarily non-U.S. equity exposure. An appreciating U.S. dollar, slower global economic growth and idiosyncratic circumstances (such as Brexit concerns, country-specific fiscal issues and increased tariffs) contributed to additional performance headwinds faced by companies outside of the United States. The Growth Equity Fund, which was the largest equity contributor to Fund performance, benefitted from the strong momentum behind technology and consumer discretionary stocks that drove most of the U.S. equities’ performance for the year. The Fund’s fixed-income allocation held up relatively well, in comparison to equity exposures, with the Medium-Duration Bond Fund providing approximately a neutral relative performance contribution, as it benefitted from a balance of credit and U.S. Treasury exposure in the midst of the Federal Reserve pressing forward with rate increases. The contribution to absolute performance by the Fund’s exposure to real assets was marginally detractive, via exposure to the Global Real Estate Securities Fund. Of note, in September 2018, the Value Equity Fund and the Growth Equity Fund were removed from the glide path, and as a result, the allocation to the Equity Index Fund increased. Additionally, the International Equity Fund was removed from the glide path and the allocation to the International Equity Index Fund increased.
The Investor Class of the Fund underperformed its composite benchmark in 2018 (-6.89% versus -6.20%). The largest contributors to performance were the Growth Equity Fund and the Value Equity Fund. The largest negative detractor to performance was the Equity Index Fund.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed-income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.
At December 31, 2018, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	46.8
Non-U.S. Equity Select Funds	27.7
Fixed Income Select Funds	23.8
Real Return Select Funds	1.6
U.S. Treasury Obligation	0.1
Money Market Funds	—**
100.0
**Rounds to less than 0.05%
See Notes to Financial Statements.

MyDestination 2035 Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Investor Class*	Benchmark**
One Year	(6.56)%	(6.89)%	(6.20)%
Five Year	N/A	3.31%	4.28%
Ten Year	N/A	9.37%	9.89%
Since Inception(1)	2.48%	3.86%	4.57%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (May 1, 2018 Prospectus, as supplemented September 17, 2018)(2)	0.50%	0.75%
(1) The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2008 to December 31, 2018, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Composite Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in Select Funds and other investments. As the percentage allocations to the underlying investments change over time according to the Fund’s glide path or in connection with changes to the glide path, the percentage allocations of the Composite Index, as well as the indexes included in the Composite Index, will change. As of December 2018, the Composite Index consist of 17.01% of the Bloomberg Barclays US Aggregate Bond Index, 2.13% of the Bloomberg Barclays Global Aggregate Bond Index, 1.06% of the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index, 1.06% of the J.P. Morgan Emerging Markets Bond Index (EMBI) Plus, 2.98% of the FTSE 3-Month Treasury Bill Index, 41.87% of the S&P 500® Index, 1.57% of the FTSE EPRA/NAREIT Developed Index, 3.84% of the Russell 2000® Index, 22.21% of the MSCI EAFE Index and 6.27% of the MSCI Emerging Markets Index. The composition of the Composite Index for periods prior to December 31, 2018, may have been different.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

MYDESTINATION 2035 FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund, 2.22% (Institutional Class)Ø∞	15,961,275	$ 15,961,275
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	8,383,307	119,713,628
GuideStone Global Bond Fund (Institutional Class)∞	3,038,994	28,323,420
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	3,391,205	39,778,836
GuideStone Equity Index Fund (Institutional Class)∞	9,395,678	258,944,892
GuideStone Small Cap Equity Fund (Institutional Class)∞	1,812,721	23,637,880
GuideStone International Equity Index Fund (Institutional Class)∞	16,045,249	148,258,098
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	4,836,419	42,125,212
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,237,147	10,924,010
Total Mutual Funds (Cost $746,574,837)		687,667,251
	Shares	Value
MONEY MARKET FUNDS — 0.0%
Northern Institutional U.S. Government Portfolio (Shares), 2.21%Ø (Cost $7,414)	7,414	$7,414

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
2.48%, 05/30/19Ω‡‡ (Cost $692,826)	$700,000	693,032
TOTAL INVESTMENTS — 100.0% (Cost $747,275,077)		688,367,697
Liabilities in Excess of Other Assets — (0.0)%		(124,721)
NET ASSETS — 100.0%		$688,242,976

Futures Contracts outstanding at December 31, 2018:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	03/2019	45	$ 3,861,000	$(60,655)
MSCI Emerging Markets E-Mini	03/2019	20	966,800	(21,002)
S&P 500® E-Mini	03/2019	62	7,766,120	(315,432)
10-Year U.S. Treasury Note	03/2019	29	3,538,453	66,372
Total Futures Contracts outstanding at December 31, 2018			$16,132,373	$(330,717)
See Notes to Financial Statements.

MYDESTINATION 2035 FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 7,414	$ 7,414	$ —	$ —
Mutual Funds	687,667,251	687,667,251	—	—
U.S. Treasury Obligation	693,032	—	693,032	—
Total Assets - Investments in Securities	$688,367,697	$687,674,665	$693,032	$ —
Other Financial Instruments***
Futures Contracts	$ 66,372	$ 66,372	$ —	$ —
Total Assets - Other Financial Instruments	$ 66,372	$ 66,372	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (397,089)	$ (397,089)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (397,089)	$ (397,089)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

MyDestination 2045 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a high percentage of exposure to equity securities with only modest percentages allocated to fixed-income securities and real assets. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 10.00% fixed-income securities, 88.00% equity securities and 2.00% real assets as of December 31, 2018.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of -7.73% for the one-year period ended December 31, 2018. Contribution to absolute performance from all major asset classes was negative, with exposure to U.S. equities producing relatively stronger performance than funds with primarily non-U.S. equity exposure. An appreciating U.S. dollar, slowing global economic growth and idiosyncratic circumstances (such as Brexit concerns, country-specific fiscal issues and increased tariffs) contributed to additional performance headwinds faced by companies outside of the United States. The Growth Equity Fund, which was the largest equity contributor to Fund performance, benefitted from the strong momentum behind technology and consumer discretionary stocks that drove most of the U.S. equities performance for the year. The Fund’s fixed-income allocation held up relatively well, in comparison to equity exposures, with the Medium-Duration Bond Fund providing approximately a neutral relative performance contribution, as it benefitted from a balance of credit and U.S. Treasury exposure in the midst of the Federal Reserve pressing forward with rate increases. The contribution to absolute performance by the Fund’s exposure to real assets was marginally detractive, via exposure to the Global Real Estate Securities Fund. Of note, in September 2018, the Value Equity Fund and the Growth Equity Fund were removed from the glide path, and as a result, the allocation to the Equity Index Fund increased. Additionally, the International Equity Fund was removed from the glide path and the allocation to the International Equity Index Fund increased. In March 2018, a modest allocation to the Defensive Market Strategies Fund within the Fund was added on a discretionary basis.
The Investor Class of the Fund underperformed its composite benchmark in 2018 (-7.73% versus -7.18%). The largest contributors to performance were the Growth Equity Fund and the Value Equity Fund. The largest negative detractor to performance was the Equity Index Fund.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed-income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.
At December 31, 2018, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	53.0
Non-U.S. Equity Select Funds	32.6
Fixed Income Select Funds	12.5
Real Return Select Funds	1.8
U.S. Treasury Obligation	0.1
Money Market Fund	—**
100.0
**Rounds to less than 0.05%
See Notes to Financial Statements.

MyDestination 2045 Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Investor Class*	Benchmark**
One Year	(7.50)%	(7.73)%	(7.18)%
Five Year	N/A	3.40%	4.44%
Ten Year	N/A	9.61%	10.32%
Since Inception(1)	2.60%	3.78%	4.57%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (May 1, 2018 Prospectus, as supplemented September 17, 2018)(2)	0.50%	0.75%
(1) The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2008 to December 31, 2018, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Composite Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in Select Funds and other investments. As the percentage allocations to the underlying investments change over time according to the Fund’s glide path or in connection with changes to the glide path, the percentage allocations of the Composite Index, as well as the indexes included in the Composite Index, will change. As of December 2018, the Composite Index consists of 7.97% of the Bloomberg Barclays US Aggregate Bond Index, 1.00% of the Bloomberg Barclays Global Aggregate Bond Index, 0.50% of the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index, 0.50% of the J.P. Morgan Emerging Markets Bond Index (EMBI) Plus, 47.95% of the S&P 500® Index, 1.80% of the FTSE EPRA/NAREIT Developed Index, 4.49% of the Russell 2000® Index, 2.50% of the FTSE 3-Month Treasury Bill Index, 25.97% of the MSCI EAFE Index and 7.32% of the MSCI Emerging Markets Index. The composition of the Composite Index for periods prior to December 31, 2018, may have been different.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

MYDESTINATION 2045 FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund, 2.22% (Institutional Class)Ø∞	10,350,106	$ 10,350,106
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	3,045,107	43,484,124
GuideStone Global Bond Fund (Institutional Class)∞	1,166,199	10,868,981
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	2,182,616	25,602,092
GuideStone Equity Index Fund (Institutional Class)∞	8,256,670	227,553,822
GuideStone Small Cap Equity Fund (Institutional Class)∞	1,622,843	21,161,869
GuideStone International Equity Index Fund (Institutional Class)∞	14,188,943	131,105,834
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	4,294,267	37,403,064
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,079,996	9,536,363
Total Mutual Funds (Cost $565,469,308)		517,066,255
	Shares	Value
MONEY MARKET FUNDS — 0.0%
Northern Institutional U.S. Government Portfolio (Shares), 2.21%Ø (Cost $5,956)	5,956	$5,956

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
2.93%, 05/30/19Ω‡‡ (Cost $544,364)	$550,000	544,526
TOTAL INVESTMENTS — 100.0% (Cost $566,019,628)		517,616,737
Liabilities in Excess of Other Assets — (0.0)%		(40,129)
NET ASSETS — 100.0%		$517,576,608

Futures Contracts outstanding at December 31, 2018:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	03/2019	33	$ 2,831,400	$(50,074)
MSCI Emerging Markets E-Mini	03/2019	17	821,780	(17,330)
S&P 500® E-Mini	03/2019	44	5,511,440	(276,383)
10-Year U.S. Treasury Note	03/2019	7	854,109	21,103
Total Futures Contracts outstanding at December 31, 2018			$10,018,729	$(322,684)
See Notes to Financial Statements.

MYDESTINATION 2045 FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 5,956	$ 5,956	$ —	$ —
Mutual Funds	517,066,255	517,066,255	—	—
U.S. Treasury Obligation	544,526	—	544,526	—
Total Assets - Investments in Securities	$517,616,737	$517,072,211	$544,526	$ —
Other Financial Instruments***
Futures Contracts	$ 21,103	$ 21,103	$ —	$ —
Total Assets - Other Financial Instruments	$ 21,103	$ 21,103	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (343,787)	$ (343,787)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (343,787)	$ (343,787)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

MyDestination 2055 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a high percentage of exposure to equity securities with only modest percentages allocated to fixed-income securities and real assets. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 7.00% fixed income investments, 91.00% equity investments and 2.00% real assets as of December 31, 2018.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of -8.02% for the one-year period ended December 31, 2018. Contribution to absolute performance from all major asset classes was negative, with exposure to U.S. equities producing relatively stronger performance than funds with primarily non-U.S. equity exposure. An appreciating U.S. dollar, slowing global economic growth and idiosyncratic circumstances (such as Brexit concerns, country-specific fiscal issues and increased tariffs) contributed to additional performance headwinds faced by companies outside of the United States. The Growth Equity Fund, which was the largest equity contributor to Fund performance, benefitted from the strong momentum behind technology and consumer discretionary stocks that drove most of the U.S. equities’ performance for the year. The Fund’s fixed-income allocation held up relatively well, in comparison to equity exposures, with the Medium-Duration Bond Fund providing approximately a neutral relative performance contribution, as it benefitted from a balance of credit and U.S. Treasury exposure in the midst of the Federal Reserve pressing forward with rate increases. The contribution to absolute performance by the Fund’s exposure to real assets was marginally detractive, via exposure to the Global Real Estate Securities Fund. Of note, in September 2018, the Value Equity Fund and the Growth Equity Fund were removed from the glide path, and as a result, the allocation to the Equity Index Fund increased. Additionally, the International Equity Fund was removed from the glide path, and as a result, the allocation to the International Equity Index Fund increased. In March 2018, a modest allocation to the Defensive Market Strategies Fund within the Fund was added on a discretionary basis.
The Investor Class of the Fund underperformed its composite benchmark in 2018 (-8.02% versus -7.45%). The largest contributors to relative performance were the Growth Equity Fund and the Value Equity Fund. The largest negative detractor to performance was the Equity Index Fund.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed-income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed-income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund, in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.
At December 31, 2018, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	55.1
Non-U.S. Equity Select Funds	33.5
Fixed Income Select Funds	9.4
Real Return Select Funds	1.8
U.S. Treasury Obligation	0.1
Money Market Funds	—**
99.9
**Rounds to less than 0.05%
See Notes to Financial Statements.

MyDestination 2055 Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Investor Class*	Benchmark**
One Year	(7.77)%	(8.02)%	(7.45)%
Five Year	N/A	3.54%	4.53%
Ten Year	N/A	N/A	N/A
Since Inception(1)	2.68%	7.67%	8.69%
Inception Date	05/01/17	01/01/12
Total Fund Operating Expenses (May 1, 2018 Prospectus, as supplemented September 17, 2018)(2)	0.50%	0.75%
(1)The Since Inception benchmark performance is based on the start date of January 1, 2012, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since January 1, 2012 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Composite Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in Select Funds and other investments. As the percentage allocations to the underlying investments change over time according to the Fund’s glide path or in connection with changes to the glide path, the percentage allocations of the Composite Index, as well as the indexes included in the Composite Index, will change. As of December 2018, the Composite Index consists of 5.60% of the Bloomberg Barclays US Aggregate Bond Index, 0.70% of the Bloomberg Barclays Global Aggregate Bond Index, 0.35% of the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index, 0.35% of the J.P. Morgan Emerging Markets Bond Index (EMBI) Plus, 49.53% of the S&P 500® Index, 1.86% of the FTSE EPRA/NAREIT Developed Index, 4.65% of the Russell 2000® Index, 2.51% of the FTSE 3-Month Treasury Bill Index, 26.87% of the MSCI EAFE Index and 7.58% of the MSCI Emerging Markets Index. The composition of the Composite Index for periods prior to December 31, 2018, may have been different.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

MYDESTINATION 2055 FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Shares	Value
MUTUAL FUNDS — 99.8%
GuideStone Money Market Fund, 2.22% (Institutional Class)Ø∞	3,632,309	$ 3,632,309
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	579,106	8,269,639
GuideStone Global Bond Fund (Institutional Class)∞	228,456	2,129,211
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	619,449	7,266,138
GuideStone Equity Index Fund (Institutional Class)∞	2,475,385	68,221,613
GuideStone Small Cap Equity Fund (Institutional Class)∞	494,433	6,447,412
GuideStone International Equity Index Fund (Institutional Class)∞	4,188,571	38,702,391
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	1,265,377	11,021,434
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	310,237	2,739,389
Total Mutual Funds (Cost $163,350,620)		148,429,536
	Shares	Value
MONEY MARKET FUNDS — 0.0%
Northern Institutional U.S. Government Portfolio (Shares), 2.21%Ø (Cost $1,519)	1,519	$1,519

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
2.17%, 01/31/19Ω‡‡ (Cost $149,730)	$150,000	149,724
TOTAL INVESTMENTS — 99.9% (Cost $163,501,869)		148,580,779
Other Assets in Excess of Liabilities — 0.1%		137,329
NET ASSETS — 100.0%		$148,718,108

Futures Contracts outstanding at December 31, 2018:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	03/2019	12	$1,029,600	$(12,632)
MSCI Emerging Markets E-Mini	03/2019	5	241,700	(4,114)
S&P 500® E-Mini	03/2019	16	2,004,160	(51,467)
10-Year U.S. Treasury Note	03/2019	1	122,016	3,014
Total Futures Contracts outstanding at December 31, 2018			$3,397,476	$(65,199)

See Notes to Financial Statements.

MYDESTINATION 2055 FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 1,519	$ 1,519	$ —	$ —
Mutual Funds	148,429,536	148,429,536	—	—
U.S. Treasury Obligation	149,724	—	149,724	—
Total Assets - Investments in Securities	$148,580,779	$148,431,055	$149,724	$ —
Other Financial Instruments***
Futures Contracts	$ 3,014	$ 3,014	$ —	$ —
Total Assets - Other Financial Instruments	$ 3,014	$ 3,014	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (68,213)	$ (68,213)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (68,213)	$ (68,213)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

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December 31, 2018
STATEMENTS OF ASSETS AND LIABILITIES
	MyDestination 2015 Fund	MyDestination 2025 Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 201,418	$ 504,276
Investments in securities of affiliated issuers, at value	600,593,765	1,137,937,290
Total investments, at value(1)	600,795,183	1,138,441,566
Deposits with broker for futures contracts	—	—
Receivables:
Dividends	13,426	29,892
From advisor	—	—
Fund shares sold	173,187	231,551
Variation margin on futures contracts	21,606	57,529
Prepaid expenses and other assets	49,051	64,082
Total Assets	601,052,453	1,138,824,620
Liabilities
Payables:
Fund shares redeemed	297,057	59,982
Variation margin on futures contracts	875	2,975
Accrued expenses:
Investment advisory fees	51,092	96,878
Shareholder servicing fees	105,628	188,839
Other expenses	88,166	120,098
Total Liabilities	542,818	468,772
Net Assets	$600,509,635	$1,138,355,848
Net Assets Consist of:
Paid-in-capital	$628,707,342	$1,206,530,084
Distributable earnings (loss)	(28,197,707)	(68,174,236)
Net Assets	$600,509,635	$1,138,355,848
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$104,300,368	$ 250,202,468
Institutional shares outstanding	11,095,771	27,344,783
Net asset value, offering and redemption price per Institutional share	$ 9.40	$ 9.15
Net assets applicable to the Investor Class	$496,209,267	$ 888,153,380
Investor shares outstanding	52,761,435	96,948,351
Net asset value, offering and redemption price per Investor share	$ 9.40	$ 9.16

(1)Investments in securities of unaffiliated issuers, at cost	$ 201,359	$ 504,129
Investments in securities of affiliated issuers, at cost	632,185,861	1,212,929,593
Total investments, at cost	$632,387,220	$1,213,433,722

See Notes to Financial Statements.

MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$ 700,446	$ 550,482	$ 151,243
687,667,251	517,066,255	148,429,536
688,367,697	517,616,737	148,580,779
—	—	50,000

27,234	20,604	6,562
—	—	11,984
109,709	106,866	170,887
64,774	46,294	16,231
24,691	17,395	12,962
688,594,105	517,807,896	148,849,405

81,896	19,207	34,311
3,500	2,975	875

58,627	44,208	12,600
109,750	76,294	20,037
97,356	88,604	63,474
351,129	231,288	131,297
$688,242,976	$517,576,608	$148,718,108

$743,140,837	$562,830,576	$162,875,395
(54,897,861)	(45,253,968)	(14,157,287)
$688,242,976	$517,576,608	$148,718,108

$173,572,624	$160,532,968	$ 54,326,341
20,072,823	19,557,022	4,731,528
$ 8.65	$ 8.21	$ 11.48
$514,670,352	$357,043,640	$ 94,391,767
59,490,264	43,499,923	8,226,697
$ 8.65	$ 8.21	$ 11.47

$ 700,240	$ 550,320	$ 151,249
746,574,837	565,469,308	163,350,620
$747,275,077	$566,019,628	$163,501,869
See Notes to Financial Statements.

For the Year Ended December 31, 2018
STATEMENTS OF OPERATIONS
MyDestination 2015 Fund
Investment Income
Income distributions received from affiliated funds	$ 12,909,717
Interest	4,802
Total Investment Income	12,914,519
Expenses
Investment advisory fees	635,273
Transfer agent fees:
Institutional shares	3,540
Investor shares	16,590
Custodian fees	24,558
Shareholder servicing fees:
Investor shares	1,314,145
Accounting and administration fees	23,876
Professional fees	65,799
Blue sky fees:
Institutional shares	21,878
Investor shares	31,972
Shareholder reporting fees:
Institutional shares	578
Investor shares	17,753
Trustees expenses	6,328
Line of credit facility fees and interest expense	4,233
Other expenses	31,060
Total Expenses	2,197,583
Expenses waived/reimbursed net of amount recaptured(1)	(129,495)
Net Expenses	2,068,088
Net Investment Income	10,846,431
Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	5,962,354
Net realized gain on investment securities of affiliated issuers	11,868,884
Net realized loss on futures transactions	(219,700)
Net realized gain	17,611,538
Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(50,370,403)
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	153
Change in unrealized appreciation (depreciation) on futures	(75,663)
Net change in unrealized appreciation (depreciation)	(50,445,913)
Net Realized and Unrealized Loss	(32,834,375)
Net Decrease in Net Assets Resulting from Operations	$(21,987,944)

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$ 21,671,325	$ 11,400,142	$ 7,825,215	$ 2,097,174
—	—	—	—
21,671,325	11,400,142	7,825,215	2,097,174

1,150,409	695,239	529,019	138,299

3,573	3,562	3,627	3,560
26,036	16,277	14,732	12,794
28,313	22,110	21,761	13,690

2,277,811	1,324,828	926,600	229,121
45,298	26,302	20,016	5,280
67,597	65,373	64,798	63,554

21,736	23,219	20,731	20,802
36,063	28,503	28,672	34,101

629	659	948	750
27,104	17,978	13,167	6,072
8,974	5,407	4,512	1,855
7,435	4,564	3,523	1,641
78,384	57,746	52,638	35,595
3,779,362	2,291,767	1,704,744	567,114
(174,630)	(53,379)	(32,865)	(117,152)
3,604,732	2,238,388	1,671,879	449,962
18,066,593	9,161,754	6,153,336	1,647,212

13,233,828	8,342,363	6,960,401	2,051,711
31,382,157	25,405,923	23,772,116	7,490,206
(917,257)	(661,039)	(569,311)	(213,755)
43,698,728	33,087,247	30,163,206	9,328,162
(120,237,353)	(92,723,850)	(80,078,783)	(24,249,488)
260	319	256	11
(370,203)	(481,691)	(459,393)	(88,827)
(120,607,296)	(93,205,222)	(80,537,920)	(24,338,304)
(76,908,568)	(60,117,975)	(50,374,714)	(15,010,142)
$ (58,841,975)	$(50,956,221)	$(44,221,378)	$(13,362,930)
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
MyDestination 2015 Fund		MyDestination 2025 Fund
	For the Year Ended		For the Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17

Operations:
Net investment income	$ 10,846,431	$ 7,514,026	$ 18,066,593	$ 12,023,440
Net realized gain on investment securities and futures transactions	17,611,538	17,241,242	43,698,728	40,153,102
Net change in unrealized appreciation (depreciation) on investment securities and futures	(50,445,913)	39,760,391	(120,607,296)	84,809,914
Net increase (decrease) in net assets resulting from operations	(21,987,944)	64,515,659	(58,841,975)	136,986,456
Distributions to Shareholders:(1)
Institutional shares	(6,604,455)	(3,059,458)	(16,350,338)	(8,931,283)
Investor shares	(30,285,425)	(13,313,392)	(55,692,414)	(33,272,231)
Total distributions	(36,889,880)	(16,372,850)	(72,042,752)	(42,203,514)
Capital Share Transactions:(1)
Proceeds from shares sold
Institutional shares	16,426,731	113,256,141	56,134,192	214,353,950
Investor shares	78,979,838	82,501,857	112,982,675	138,861,919
Reinvestment of dividends and distributions
Institutional shares	6,604,455	3,059,458	16,350,338	8,931,283
Investor shares	30,278,786	13,312,314	55,690,937	33,271,048
Total proceeds from shares sold and reinvested	132,289,810	212,129,770	241,158,142	395,418,200
Value of shares redeemed
Institutional shares	(17,508,898)	(11,401,387)	(15,193,743)	(10,202,150)
Investor shares	(85,707,539)	(153,957,686)	(57,333,646)	(234,560,442)
Total value of shares redeemed	(103,216,437)	(165,359,073)	(72,527,389)	(244,762,592)
Net increase from capital share transactions(2)	29,073,373	46,770,697	168,630,753	150,655,608
Total increase (decrease) in net assets	(29,804,451)	94,913,506	37,746,026	245,438,550
Net Assets:
Beginning of Year	630,314,086	535,400,580	1,100,609,822	855,171,272
End of Year	$ 600,509,635	$ 630,314,086	$1,138,355,848	$1,100,609,822

(1)	Inception date for Institutional Class for MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund was May 1, 2017.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2035 Fund		MyDestination 2045 Fund		MyDestination 2055 Fund
For the Year Ended		For the Year Ended		For the Year Ended
12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17

$ 9,161,754	$ 7,319,043	$ 6,153,336	$ 5,308,261	$ 1,647,212	$ 1,199,419
33,087,247	23,550,810	30,163,206	19,778,145	9,328,162	5,359,954
(93,205,222)	65,248,091	(80,537,920)	54,716,484	(24,338,304)	10,735,017
(50,956,221)	96,117,944	(44,221,378)	79,802,890	(13,362,930)	17,294,390

(12,321,756)	(5,971,205)	(12,439,781)	(6,359,553)	(4,137,262)	(1,682,128)
(35,422,853)	(18,531,783)	(26,848,548)	(14,387,189)	(7,020,293)	(3,335,220)
(47,744,609)	(24,502,988)	(39,288,329)	(20,746,742)	(11,157,555)	(5,017,348)

42,767,692	143,246,388	35,535,113	134,495,227	23,647,962	35,427,273
74,504,056	78,857,500	56,272,089	53,664,908	30,548,502	31,044,282

12,321,756	5,971,204	12,439,781	6,359,553	4,137,262	1,682,128
35,422,853	18,531,779	26,848,548	14,387,189	7,020,226	3,335,220
165,016,357	246,606,871	131,095,531	208,906,877	65,353,952	71,488,903

(8,920,967)	(5,699,759)	(6,748,975)	(4,856,474)	(2,598,836)	(1,236,265)
(20,380,091)	(140,345,026)	(12,750,653)	(127,887,444)	(5,701,187)	(29,318,397)
(29,301,058)	(146,044,785)	(19,499,628)	(132,743,918)	(8,300,023)	(30,554,662)
135,715,299	100,562,086	111,595,903	76,162,959	57,053,929	40,934,241
37,014,469	172,177,042	28,086,196	135,219,107	32,533,444	53,211,283

651,228,507	479,051,465	489,490,412	354,271,305	116,184,664	62,973,381
$688,242,976	$ 651,228,507	$517,576,608	$ 489,490,412	$148,718,108	$116,184,664
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated									Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate
MyDestination 2015 Fund
Institutional Class
2018	$10.37	$0.20	$(0.54)	$(0.38)	$(0.25)	$ 9.40	(3.33)%	$104,300	0.13%	0.15%	1.91%	32%
2017(5)	9.97	0.12	0.58	(0.06)	(0.24)	10.37	6.99	108,975	0.16	0.16	1.78	17
Investor Class
2018	$10.38	$0.17	$(0.55)	$(0.35)	$(0.25)	$ 9.40	(3.66)%	$496,209	0.37%	0.39%	1.67%	32%
2017	9.54	0.12	1.00	(0.04)	(0.24)	10.38	11.67	521,339	0.38	0.39	1.21	17
2016	9.19	0.16	0.48	(0.11)	(0.18)	9.54	6.99	535,401	0.35	0.40	1.65	16
2015	10.84	0.15	(0.38)	(0.14)	(1.28)	9.19	(2.06)	479,512	0.28	0.31	1.41	108 (6)
2014	10.97	0.15	0.28	(0.22)	(0.34)	10.84	3.92	480,325	0.14	0.14	1.29	6

MyDestination 2025 Fund
Institutional Class
2018	$10.25	$0.18	$(0.66)	$(0.28)	$(0.34)	$ 9.15	(4.64)%	$250,202	0.12%	0.13%	1.80%	37%
2017(5)	9.79	0.13	0.75	(0.12)	(0.30)	10.25	9.08	222,031	0.14	0.14	1.82	15
Investor Class
2018	$10.26	$0.15	$(0.65)	$(0.26)	$(0.34)	$ 9.16	(4.87)%	$888,153	0.36%	0.38%	1.51%	37%
2017	9.28	0.11	1.27	(0.10)	(0.30)	10.26	14.92	878,579	0.38	0.38	1.12	15
2016	8.88	0.16	0.55	(0.09)	(0.22)	9.28	8.01	855,171	0.35	0.39	1.70	17
2015	10.66	0.16	(0.48)	(0.13)	(1.33)	8.88	(2.91)	707,698	0.28	0.31	1.46	110 (6)
2014	10.80	0.14	0.28	(0.22)	(0.34)	10.66	3.88	658,695	0.14	0.14	1.23	3

MyDestination 2035 Fund
Institutional Class
2018	$ 9.95	$0.15	$(0.80)	$(0.29)	$(0.36)	$ 8.65	(6.56)%	$173,573	0.13%	0.14%	1.54%	50%
2017(5)	9.29	0.13	0.93	(0.07)	(0.33)	9.95	11.51	152,421	0.15	0.15	1.99	35
Investor Class
2018	$ 9.96	$0.12	$(0.80)	$(0.27)	$(0.36)	$ 8.65	(6.89)%	$514,670	0.38%	0.39%	1.25%	50%
2017	8.72	0.11	1.51	(0.05)	(0.33)	9.96	18.66	498,807	0.38	0.39	1.16	35
2016	8.36	0.14	0.57	(0.07)	(0.28)	8.72	8.38	479,051	0.35	0.40	1.65	16
2015	10.49	0.15	(0.62)	(0.12)	(1.54)	8.36	(4.30)	391,279	0.28	0.32	1.41	120 (6)
2014	10.79	0.12	0.17	(0.19)	(0.40)	10.49	2.70	358,812	0.15	0.15	1.10	5

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.53%, 0.55%, 0.57%, 0.59% and 0.60%, respectively for 2018, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	Inception date was May 1, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated									Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate
MyDestination 2045 Fund
Institutional Class
2018	$ 9.60	$0.13	$(0.84)	$(0.26)	$(0.42)	$ 8.21	(7.50)%	$160,533	0.14%	0.15%	1.36%	58%
2017(5)	8.90	0.13	1.01	(0.07)	(0.37)	9.60	12.85	145,343	0.16	0.16	1.99	10
Investor Class
2018	$ 9.60	$0.10	$(0.83)	$(0.24)	$(0.42)	$ 8.21	(7.73)%	$357,044	0.39%	0.40%	1.08%	58%
2017	8.29	0.10	1.63	(0.05)	(0.37)	9.60	20.90	344,147	0.38	0.40	1.06	10
2016	7.95	0.12	0.56	(0.04)	(0.30)	8.29	8.45	354,271	0.35	0.41	1.50	16
2015	10.00	0.12	(0.59)	(0.09)	(1.49)	7.95	(4.46)	281,718	0.29	0.34	1.22	124 (6)
2014	10.37	0.10	0.13	(0.17)	(0.43)	10.00	2.23	253,395	0.20	0.17	0.92	4

MyDestination 2055 Fund
Institutional Class
2018	$13.45	$0.19	$(1.23)	$(0.31)	$(0.62)	$11.48	(7.77)%	$ 54,326	0.18%	0.24%	1.40%	62%
2017(5)	12.43	0.18	1.47	(0.02)	(0.61)	13.45	13.33	38,161	0.20	0.33	2.04	9
Investor Class
2018	$13.45	$0.15	$(1.22)	$(0.29)	$(0.62)	$11.47	(8.02)%	$ 94,392	0.39%	0.49%	1.08%	62%
2017	11.56	0.14	2.37	(0.01)	(0.61)	13.45	21.73	78,024	0.38	0.55	1.12	9
2016	11.05	0.18	0.80	(0.13)	(0.34)	11.56	8.81	62,973	0.35	0.65	1.62	27
2015	12.60	0.16	(0.73)	(0.13)	(0.85)	11.05	(4.48)	38,465	0.30	0.65	1.29	124 (6)
2014	12.95	0.14	0.15	(0.21)	(0.43)	12.60	2.25	27,813	0.20	0.62	1.02	5

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.53%, 0.55%, 0.57%, 0.59% and 0.60%, respectively for 2018, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	Inception date was May 1, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.
See Notes to Financial Statements.

Conservative Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to fixed-income securities with a smaller percentage to equity securities, real assets and alternative investments. The Fund had a target of, but was not limited to, an asset allocation of 65.00% Fixed Income Select Funds, 20.00% U.S. Equity Select Funds, 9.00% Non-U.S. Equity Select Funds, 1.00% Real Assets Select Fund and 5.00% Alternatives Select Fund as of December 31, 2018.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of -2.13% for the one-year period ended December 31, 2018. All major asset class groupings experienced negative performance contribution, with fixed income holding up better than its equity counterpart, and U.S. equity exposure outperforming non-U.S. equity exposure. Positive performance contribution emanated from the fixed-income allocation, primarily driven by the Fund’s allocation to the Low-Duration Bond Fund, as it benefitted from a lower sensitivity to rising interest rates throughout the year as the Federal Reserve pressed forward with rate increases. To a lesser extent, the Growth Equity Fund contributed positively due to exposure to the strong momentum behind technology and consumer discretionary stocks that drove most of the U.S. equities’ performance for the year. The Fund’s allocation to the International Equity Fund proved to be the largest detractor of performance. An appreciating U.S. dollar, slower global economic growth and idiosyncratic circumstances (such as Brexit concerns, country-specific fiscal issues and increased tariffs) contributed to the performance headwinds faced by companies outside of the United States. The contribution to absolute performance by the Fund’s exposure to real assets was roughly flat, via exposure to the Global Real Estate Securities Fund. The Strategic Alternatives Fund exposure was marginally accretive to the Fund’s relative performance.
The Investor Class of the Fund underperformed its composite benchmark in 2018 (-2.13% versus -1.30%). The largest contributor to performance was the Fixed Income Select Funds allocation on the back of positive absolute performance from the Low-Duration Bond Fund. The largest negative detractor to performance was the Non-U.S. Equity Select Funds allocation due to the weak performance of the International Equity Fund and Emerging Markets Equity Fund.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining a greater percentage of fixed-income securities with a smaller percentage of equity securities. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The Fund may be suitable for investors who have a short- to medium-term investment horizon, possess a relatively low tolerance for risk and want some exposure to the growth potential of the equity market tempered by a larger allocation to short-term, fixed-income securities. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.
At December 31, 2018, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Fixed Income Select Funds	66.0
U.S. Equity Select Funds	19.5
Non-U.S. Equity Select Funds	8.1
Alternative Select Funds	5.2
Real Return Select Funds	1.2
U.S. Treasury Obligation	—**
Money Market Funds	—**
100.0
**Rounds to less than 0.05%

Conservative Allocation Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Investor Class*	Benchmark**
One Year	(1.90)%	(2.13)%	(1.30)%
Five Year	N/A	1.84%	2.42%
Ten Year	N/A	4.45%	4.06%
Since Inception(1)	2.98%	3.40%	3.75%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2018 Prospectus)(2)	0.72%	0.95%
(1)The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2008 to December 31, 2018, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Composite Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in Select Funds and other investments. As changes may occur over time to the percentage allocations to the underlying investments due to changes in the Fund’s asset allocation targets, the percentage allocations of the Composite Index, as well as the indexes included in the Composite Index, may change. As of December 2018, the Composite Index consists of the ICE BofAML 1-3 Year U.S. Treasury Index, the ICE BofAML U.S. 3-Month Treasury Bill Index, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, and the MSCI ACWI (All Country World Index) ex USA Index, weighted 49.00%, 5.00% 16.00%, 21.00%, 1.00%, and 8.00%, respectively. The composition of the Composite Index for periods prior to December 31, 2018, may have been different.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Shares	Value
MUTUAL FUNDS — 100.0%
GuideStone Money Market Fund, 2.22% (Institutional Class)Ø∞	5,148,018	$ 5,148,018
GuideStone Low-Duration Bond Fund (Institutional Class)∞	18,036,721	238,265,086
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	4,569,415	65,251,242
GuideStone Global Bond Fund (Institutional Class)∞	1,763,619	16,436,934
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	3,049,479	35,770,384
GuideStone Value Equity Fund (Institutional Class)∞	1,651,407	27,727,117
GuideStone Growth Equity Fund (Institutional Class)∞	1,301,448	27,942,085
GuideStone Small Cap Equity Fund (Institutional Class)∞	373,785	4,874,153
GuideStone International Equity Fund (Institutional Class)∞	2,650,711	31,119,354
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	1,029,169	8,964,064
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	697,171	6,156,024
	Shares	Value
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,571,749	$ 25,383,158
Total Mutual Funds (Cost $520,652,050)		493,037,619
MONEY MARKET FUNDS — 0.0%
Northern Institutional U.S. Government Portfolio (Shares), 2.21%Ø (Cost $4,397)	4,397	4,397

	Par
U.S. TREASURY OBLIGATION — 0.0%
U.S. Treasury Bill
2.48%, 05/30/19Ω‡‡ (Cost $98,975)	$100,000	99,004
TOTAL INVESTMENTS — 100.0% (Cost $520,755,422)		493,141,020
Liabilities in Excess of Other Assets — (0.0)%		(220,748)
NET ASSETS — 100.0%		$492,920,272

Futures Contracts outstanding at December 31, 2018:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	03/2019	6	$ 514,800	$(10,021)
MSCI Emerging Markets E-Mini	03/2019	4	193,360	(3,101)
S&P 500® E-Mini	03/2019	7	876,820	(50,355)
2-Year U.S. Treasury Note	03/2019	23	4,883,188	22,770
Total Futures Contracts outstanding at December 31, 2018			$6,468,168	$(40,707)

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 4,397	$ 4,397	$ —	$ —
Mutual Funds	493,037,619	493,037,619	—	—
U.S. Treasury Obligation	99,004	—	99,004	—
Total Assets - Investments in Securities	$493,141,020	$493,042,016	$ 99,004	$ —
Other Financial Instruments***
Futures Contracts	$ 22,770	$ 22,770	$ —	$ —
Total Assets - Other Financial Instruments	$ 22,770	$ 22,770	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (63,477)	$ (63,477)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (63,477)	$ (63,477)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

Balanced Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined approximately equal percentages to equity securities and fixed-income securities in addition to smaller allocations to real assets and alternative investments. The Fund had a target of, but was not limited to, an asset allocation of 44.00% Fixed Income Select Funds, 34.00% U.S. Equity Select Funds, 16.00% Non-U.S. Equity Select Funds, 2.00% Real Assets Select Fund and 4.00% Alternatives Select Fund as of December 31, 2018.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of -4.89% for the one-year period ended December 31, 2018. All major asset class groupings experienced negative performance contribution, with fixed income holding up better than its equity counterpart, and U.S. equity exposure outperforming non-U.S. equity exposure. Positive performance contribution emanated from the fixed-income allocation, primarily driven by the Fund’s allocation to the Low-Duration Bond Fund, as it benefitted from a lower sensitivity to rising interest rates throughout the year as the Federal Reserve pressed forward with rate increases. To a lesser extent, the Growth Equity Fund contributed positively due to exposure to the strong momentum behind technology and consumer discretionary stocks that drove most of the U.S. equities’ performance for the year. The Fund’s allocation to the International Equity Fund proved to be the largest detractor of performance. An appreciating U.S. dollar, slower global economic growth and idiosyncratic circumstances (such as Brexit concerns, country-specific fiscal issues and increased tariffs) contributed to the performance headwinds faced by companies outside of the United States. The contribution to absolute performance by the Fund’s exposure to real assets was slightly negative, via exposure to the Global Real Estate Securities Fund. The Strategic Alternatives Fund exposure was marginally accretive to the Fund’s relative performance.
The Investor Class of the Fund underperformed its composite benchmark in 2018 (-4.89% versus -3.93%). The largest contributor to performance was the Fixed Income Select Funds allocation on the back of positive absolute performance from the Low-Duration Bond Fund. The largest negative detractor to performance was the Non-U.S. Equity Select Funds allocation due to the weak performance of the International Equity Fund and Emerging Markets Equity Fund.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining approximately equal percentages of fixed-income securities and equity securities. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of equities but want to achieve this result more slowly and with less volatility through a balanced allocation of fixed-income and equity investments. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.
At December 31, 2018, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Fixed Income Select Funds	45.1
U.S. Equity Select Funds	33.4
Non-U.S. Equity Select Funds	15.1
Alternative Select Funds	4.1
Real Return Select Funds	2.2
U.S. Treasury Obligation	0.1
Money Market Funds	—**
100.0
**Rounds to less than 0.05%

See Notes to Financial Statements.

Balanced Allocation Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Investor Class*	Benchmark**
One Year	(4.63)%	(4.89)%	(3.93)%
Five Year	N/A	2.70%	3.64%
Ten Year	N/A	7.11%	7.18%
Since Inception(1)	4.06%	4.83%	5.38%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2018 Prospectus)(2)	0.77%	1.02%
(1)The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2008 to December 31, 2018, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Composite Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in Select Funds and other investments. As changes may occur over time to the percentage allocations to the underlying investments due to changes in the Fund’s asset allocation targets, the percentage allocations of the Composite Index, as well as the indexes included in the Composite Index, may change. As of December 2018, the Composite Index consists of the ICE BofAML U.S. 3-Month Treasury Bill Index, Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index, and the MSCI ACWI (All Country World Index) ex USA Index, weighted 4.00%, 43.50%, 34.50%, 2.00%, and 16.00%, respectively. The composition of the Composite Index for periods prior to December 31, 2018, may have been different.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

BALANCED ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund, 2.22% (Institutional Class)Ø∞	25,802,747	$ 25,802,747
GuideStone Low-Duration Bond Fund (Institutional Class)∞	7,144,948	94,384,760
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	24,466,314	349,378,964
GuideStone Extended-Duration Bond Fund (Institutional Class)∞	3,692,060	61,768,156
GuideStone Global Bond Fund (Institutional Class)∞	13,663,018	127,339,326
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	12,707,353	149,057,245
GuideStone Value Equity Fund (Institutional Class)∞	9,203,981	154,534,840
GuideStone Growth Equity Fund (Institutional Class)∞	7,298,452	156,697,769
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,140,791	27,915,920
GuideStone International Equity Fund (Institutional Class)∞	14,850,265	174,342,111
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	5,310,670	46,255,934
	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	3,610,377	$ 31,879,629
GuideStone Strategic Alternatives Fund (Institutional Class)∞	6,150,352	60,703,977
Total Mutual Funds (Cost $1,620,165,102)		1,460,061,378
MONEY MARKET FUNDS — 0.0%
Northern Institutional U.S. Government Portfolio (Shares), 2.21%Ø (Cost $415,087)	415,087	415,087

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
2.48%, 05/30/19Ω‡‡ (Cost $791,802)	$800,000	792,037
TOTAL INVESTMENTS — 100.0% (Cost $1,621,371,991)		1,461,268,502
Other Assets in Excess of Liabilities — 0.0%		200,188
NET ASSETS — 100.0%		$1,461,468,690

Futures Contracts outstanding at December 31, 2018:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	03/2019	48	$ 4,118,400	$(80,672)
MSCI Emerging Markets E-Mini	03/2019	28	1,353,520	(28,830)
S&P 500® E-Mini	03/2019	60	7,515,600	(431,612)
10-Year U.S. Treasury Note	03/2019	36	4,392,563	108,530
U.S. Treasury Long Bond	03/2019	16	2,336,000	109,251
5-Year U.S. Treasury Note	03/2019	34	3,899,375	66,350
Total Futures Contracts outstanding at December 31, 2018			$23,615,458	$(256,983)

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 415,087	$ 415,087	$ —	$ —
Mutual Funds	1,460,061,378	1,460,061,378	—	—
U.S. Treasury Obligation	792,037	—	792,037	—
Total Assets - Investments in Securities	$1,461,268,502	$1,460,476,465	$792,037	$ —
Other Financial Instruments***
Futures Contracts	$ 284,131	$ 284,131	$ —	$ —
Total Assets - Other Financial Instruments	$ 284,131	$ 284,131	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (541,114)	$ (541,114)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (541,114)	$ (541,114)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

Growth Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to equity securities with a smaller percentage to fixed-income securities, real assets and alternatives investments. The Fund had a target of, but was not limited to, an asset allocation of 20.00% Fixed Income Select Funds, 47.00% U.S. Equity Select Funds, 28.00% Non-U.S. Equity Select Funds, 3.00% Real Assets Select Fund and 2.00% Alternatives Select Fund as of December 31, 2018.
As a fund of funds, the Fund’s performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of -7.50% for the one-year period ended December 31, 2018. All major asset class groupings experienced negative performance contribution, with fixed income holding up better than its equity counterpart and U.S. equity exposure outperforming non-U.S. equity exposure. Positive performance contribution emanated from the fixed-income allocation, primarily driven by the Fund’s allocation to the Low-Duration Bond Fund, as it benefitted from a lower sensitivity to rising interest rates throughout the year as the Federal Reserve pressed forward with its rate increase schedule. To a lesser extent, the Growth Equity Fund contributed positively due to exposure to the strong momentum behind technology and consumer discretionary stocks that drove most of the U.S. performance for the year. The Fund’s allocation to the International Equity Fund proved to be the largest detractor of performance. An appreciating U.S. dollar, slower global economic growth and idiosyncratic circumstances (such as Brexit concerns, country-specific fiscal issues and increased tariffs) contributed to the performance headwinds faced by companies outside of the United States. The contribution to absolute performance by the Fund’s exposure to real assets was negative, via exposure to the Global Real Estate Securities Fund. The Strategic Alternatives Fund exposure was marginally accretive to the Fund’s relative performance.
The Investor Class of the Fund underperformed its composite benchmark in 2018 (-7.50% versus -6.45%). The largest contributor to performance was the Fixed Income Select Funds allocation on the back of positive absolute performance from the Low-Duration Bond Fund. The largest negative detractor to performance was the Non-U.S. Equity Select Funds allocation due to the weak performance of the International Equity Fund and Emerging Markets Equity Fund.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed-income futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining a greater percentage of equity securities with a small percentage of fixed-income securities. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all stock portfolio. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.
At December 31, 2018, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	45.6
Non-U.S. Equity Select Funds	27.1
Fixed Income Select Funds	21.3
Real Return Select Funds	3.3
Alternative Select Funds	2.6
U.S. Treasury Obligation	0.1
Money Market Funds	—**
100.0
**Rounds to less than 0.05%

See Notes to Financial Statements.

Growth Allocation Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Investor Class*	Benchmark**
One Year	(7.32)%	(7.50)%	(6.45)%
Five Year	N/A	3.06%	4.06%
Ten Year	N/A	8.44%	8.74%
Since Inception(1)	4.75%	5.00%	5.62%
Inception Date	11/23/15	8/27/01
Total Fund Operating Expenses (May 1, 2018 Prospectus)(2)	0.87%	1.11%
(1)The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2008 to December 31, 2018, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Composite Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in Select Funds and other investments. As changes may occur over time to the percentage allocations to the underlying investments due to changes in the Fund’s asset allocation targets, the percentage allocations of the Composite Index as well as the indexes included in the Composite Index, may change. As of December 2018, the Composite Index consists of the ICE BofAML U.S. 3-Month Treasury Bill Index, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index, the FTSE EPRA/NAREIT Developed Index and the MSCI ACWI (All Country World Index) ex USA Index, weighted 2.50%, 19.50%, 47.00%, 3.00%, and 28.00%, respectively. The composition of the Composite Index for periods prior to December 31, 2018, may have been different.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund, 2.22% (Institutional Class)Ø∞	18,201,625	$ 18,201,625
GuideStone Low-Duration Bond Fund (Institutional Class)∞	2,410,095	31,837,352
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	8,444,090	120,581,608
GuideStone Extended-Duration Bond Fund (Institutional Class)∞	1,238,307	20,716,883
GuideStone Global Bond Fund (Institutional Class)∞	4,599,094	42,863,560
GuideStone Defensive Market Strategies Fund (Institutional Class)∞	4,304,648	50,493,516
GuideStone Value Equity Fund (Institutional Class)∞	12,205,666	204,933,129
GuideStone Growth Equity Fund (Institutional Class)∞	9,645,394	207,086,598
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,941,765	38,360,618
GuideStone International Equity Fund (Institutional Class)∞	19,901,851	233,647,731
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	7,325,113	63,801,735
	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	4,130,834	$ 36,475,265
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,849,870	28,128,216
Total Mutual Funds (Cost $1,287,665,707)		1,097,127,836
MONEY MARKET FUNDS — 0.0%
Northern Institutional U.S. Government Portfolio (Shares), 2.21%Ø (Cost $14,493)	14,493	14,493

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
2.48%, 05/30/19Ω‡‡ (Cost $841,289)	$850,000	841,539
TOTAL INVESTMENTS — 100.0% (Cost $1,288,521,489)		1,097,983,868
Liabilities in Excess of Other Assets — (0.0)%		(360,689)
NET ASSETS — 100.0%		$1,097,623,179

Futures Contracts outstanding at December 31, 2018:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	03/2019	54	$ 4,633,200	$(90,774)
MSCI Emerging Markets E-Mini	03/2019	29	1,401,860	(30,067)
S&P 500® E-Mini	03/2019	65	8,141,900	(467,580)
10-Year U.S. Treasury Note	03/2019	13	1,586,203	39,180
U.S. Treasury Long Bond	03/2019	6	876,000	40,969
5-Year U.S. Treasury Note	03/2019	14	1,605,625	27,382
Total Futures Contracts outstanding at December 31, 2018			$18,244,788	$(480,890)

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 14,493	$ 14,493	$ —	$ —
Mutual Funds	1,097,127,836	1,097,127,836	—	—
U.S. Treasury Obligation	841,539	—	841,539	—
Total Assets - Investments in Securities	$1,097,983,868	$1,097,142,329	$841,539	$ —
Other Financial Instruments***
Futures Contracts	$ 107,531	$ 107,531	$ —	$ —
Total Assets - Other Financial Instruments	$ 107,531	$ 107,531	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (588,421)	$ (588,421)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (588,421)	$ (588,421)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

Aggressive Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to U.S. equity securities with a smaller percentage to non-U.S. equity securities. The Fund had a target of, but was not limited to, an asset allocation of 60.00% U.S. Equity Select Funds and 40.00% Non-U.S. Equity Select Funds as of December 31, 2018.
As a fund of funds, its performance was based on the performance of the underlying investments. The Investor Class of the Fund generated a return of -10.15% for the one-year period ended December 31, 2018. An allocation to both the U.S. Equity Select Funds and Non-U.S. Equity Select Funds generated negative performance with all but one of the underlying Equity Select Funds negatively contributing to absolute performance. The positive contributor was the Growth Equity Fund, due to exposure to the strong momentum behind technology and consumer discretionary stocks that drove most of the U.S. performance for the year. The Fund’s allocated weight to the International Equity Fund proved to be the largest detractor of performance. An appreciating U.S. dollar, slower global economic growth and idiosyncratic circumstances (such as Brexit concerns, country-specific fiscal issues and increased tariffs) contributed to the performance headwinds faced by companies outside of the United States.
The Investor Class of the Fund underperformed its composite benchmark in 2018 (-10.15% versus -8.83%). In aggregate, the U.S. Equity Select Funds outperformed the Non-U.S. Equity Select Funds for the year.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures. Overall, derivative exposure had a negative impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining a greater percentage of U.S. equity securities with a smaller percentage of international equity securities. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and want to diversify by adding an aggressive investment option that combines U.S. and international stocks. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. It is possible to lose money by investing in the Fund.
At December 31, 2018, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	59.4
Non-U.S. Equity Select Funds	38.5
Fixed Income Select Funds	2.0
U.S. Treasury Obligation	0.1
Money Market Funds	—**
100.0
**Rounds to less than 0.05%

See Notes to Financial Statements.

Aggressive Allocation Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Investor Class*	Benchmark**
One Year	(9.95)%	(10.15)%	(8.83)%
Five Year	N/A	3.89%	5.03%
Ten Year	N/A	9.95%	10.64%
Since Inception(1)	5.28%	5.17%	5.95%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2018 Prospectus)(2)	0.95%	1.19%
(1)The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2008 to December 31, 2018, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Composite Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in Select Funds and other investments. As changes may occur over time to the percentage allocations to the underlying investments due to changes in the Fund’s asset allocation targets, the percentage allocations of the Composite Index, as well as the indexes included in the Composite Index, may change. As of December 2018, the Composite Index consists of the Russell 3000® Index and the MSCI ACWI (All Country World Index) ex USA Index, weighted 60.00% and 40.00%, respectively. The composition of the Composite Index for periods prior to December 31, 2018, may have been different.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund, 2.22% (Institutional Class)Ø∞	18,449,991	$ 18,449,991
GuideStone Value Equity Fund (Institutional Class)∞	14,516,812	243,737,275
GuideStone Growth Equity Fund (Institutional Class)∞	11,542,370	247,814,690
GuideStone Small Cap Equity Fund (Institutional Class)∞	3,735,231	48,707,407
GuideStone International Equity Fund (Institutional Class)∞	23,257,856	273,047,228
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	8,847,045	77,057,761
Total Mutual Funds (Cost $1,113,422,037)		908,814,352
MONEY MARKET FUNDS — 0.0%
Northern Institutional U.S. Government Portfolio (Shares), 2.21%Ø (Cost $12,400)	12,400	12,400

	Par	Value
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
2.48%, 05/30/19Ω‡‡ (Cost $989,752)	$1,000,000	$ 990,046
TOTAL INVESTMENTS — 100.0% (Cost $1,114,424,189)		909,816,798
Liabilities in Excess of Other Assets — (0.0)%		(392,030)
NET ASSETS — 100.0%		$909,424,768

Futures Contracts outstanding at December 31, 2018:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	03/2019	68	$ 5,834,400	$(103,319)
MSCI Emerging Markets E-Mini	03/2019	35	1,691,900	(31,162)
S&P 500® E-Mini	03/2019	89	11,148,140	(542,109)
Total Futures Contracts outstanding at December 31, 2018			$18,674,440	$(676,590)

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 12,400	$ 12,400	$ —	$ —
Mutual Funds	908,814,352	908,814,352	—	—
U.S. Treasury Obligation	990,046	—	990,046	—
Total Assets - Investments in Securities	$909,816,798	$908,826,752	$990,046	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (676,590)	$ (676,590)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (676,590)	$ (676,590)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

December 31, 2018
STATEMENTS OF ASSETS AND LIABILITIES
	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 103,401	$ 1,207,124	$ 856,032	$ 1,002,446
Investments in securities of affiliated issuers, at value	493,037,619	1,460,061,378	1,097,127,836	908,814,352
Total investments, at value(1)	493,141,020	1,461,268,502	1,097,983,868	909,816,798
Receivables:
Dividends from affiliated funds	11,040	48,206	35,879	30,690
Investment securities sold	—	—	500,000	—
Fund shares sold	124,368	1,173,203	45,224	54,799
Variation margin on futures contracts	10,194	89,583	75,951	88,160
Prepaid expenses and other assets	13,144	21,576	18,406	16,812
Total Assets	493,299,766	1,462,601,070	1,098,659,328	910,007,259
Liabilities
Payables:
Fund shares redeemed	119,813	593,002	626,916	240,254
Variation margin on futures contracts	700	4,900	5,075	6,125
Accrued expenses:
Investment advisory fees	42,061	124,966	94,654	78,765
Shareholder servicing fees	86,446	248,956	183,702	160,693
Other expenses	130,474	160,556	125,802	96,654
Total Liabilities	379,494	1,132,380	1,036,149	582,491
Net Assets	$492,920,272	$1,461,468,690	$1,097,623,179	$ 909,424,768
Net Assets Consist of:
Paid-in-capital	$511,506,368	$1,571,358,718	$1,209,434,930	$1,017,289,647
Distributable earnings (loss)	(18,586,096)	(109,890,028)	(111,811,751)	(107,864,879)
Net Assets	$492,920,272	$1,461,468,690	$1,097,623,179	$ 909,424,768
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$ 87,408,616	$ 296,529,715	$ 244,900,614	$ 167,012,963
Institutional shares outstanding	8,039,617	26,779,643	22,224,377	15,741,061
Net asset value, offering and redemption price per Institutional share	$ 10.87	$ 11.07	$ 11.02	$ 10.61
Net assets applicable to the Investor Class	$405,511,656	$1,164,938,975	$ 852,722,565	$ 742,411,805
Investor shares outstanding	37,300,592	105,207,995	77,409,544	70,185,256
Net asset value, offering and redemption price per Investor share	$ 10.87	$ 11.07	$ 11.02	$ 10.58

(1)Investments in securities of unaffiliated issuers, at cost	$ 103,372	$ 1,206,889	$ 855,782	$ 1,002,152
Investments in securities of affiliated issuers, at cost	520,652,050	1,620,165,102	1,287,665,707	1,113,422,037
Total investments, at cost	$520,755,422	$1,621,371,991	$1,288,521,489	$1,114,424,189

See Notes to Financial Statements.

For the Year Ended December 31, 2018
STATEMENTS OF OPERATIONS
	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Investment Income
Income distributions received from affiliated funds	$ 11,129,299	$ 32,480,267	$ 21,201,803	$ 13,827,717
Interest	4,413	21,795	20,344	20,141
Total Investment Income	11,133,712	32,502,062	21,222,147	13,847,858
Expenses
Investment advisory fees	515,118	1,578,153	1,228,747	1,051,158
Transfer agent fees:
Institutional shares	4,583	4,753	4,720	4,569
Investor shares	23,047	41,285	31,071	26,753
Custodian fees	31,222	34,414	33,322	24,246
Shareholder servicing fees:
Investor shares	1,065,422	3,141,800	2,387,743	2,145,074
Accounting and administration fees	19,367	59,009	46,056	39,364
Professional fees	59,116	71,369	68,744	67,554
Blue sky fees:
Institutional shares	36,277	37,229	37,521	34,009
Investor shares	41,549	25,777	22,036	20,233
Shareholder reporting fees:
Institutional shares	477	749	591	383
Investor shares	23,683	84,893	54,265	26,287
Trustees expenses	6,511	14,958	10,629	8,417
Line of credit facility fees and interest expense	6,724	10,884	8,362	7,072
Other expenses	19,292	51,994	44,594	42,206
Total Expenses	1,852,388	5,157,267	3,978,401	3,497,325
Net Investment Income	9,281,324	27,344,795	17,243,746	10,350,533
Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	14,272,878	78,837,816	99,252,213	116,367,560
Net realized gain (loss) on investment securities of affiliated issuers	(594,519)	(1,771,150)	431,922	(1,405,507)
Net realized loss on futures transactions	(157,108)	(1,243,469)	(1,138,812)	(1,081,767)
Net realized gain	13,521,251	75,823,197	98,545,323	113,880,286
Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(33,057,017)	(177,485,117)	(204,457,764)	(225,254,476)
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	85	424	439	482
Change in unrealized appreciation (depreciation) on futures	(45,103)	(472,434)	(776,720)	(985,334)
Net change in unrealized appreciation (depreciation)	(33,102,035)	(177,957,127)	(205,234,045)	(226,239,328)
Net Realized and Unrealized Loss	(19,580,784)	(102,133,930)	(106,688,722)	(112,359,042)
Net Decrease in Net Assets Resulting from Operations	$(10,299,460)	$ (74,789,135)	$ (89,444,976)	$(102,008,509)
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Conservative Allocation Fund		Balanced Allocation Fund
	For the Year Ended		For the Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17

Operations:
Net investment income	$ 9,281,324	$ 6,045,409	$ 27,344,795	$ 21,658,910
Net realized gain on investment securities and futures transactions	13,521,251	6,214,889	75,823,197	36,237,086
Net change in unrealized appreciation (depreciation) on investment securities and futures	(33,102,035)	20,214,120	(177,957,127)	123,828,812
Net increase (decrease) in net assets resulting from operations	(10,299,460)	32,474,418	(74,789,135)	181,724,808
Distributions to Shareholders:
Institutional shares	(2,972,759)	(1,559,074)	(13,477,706)	(8,696,207)
Investor shares	(12,862,446)	(6,739,777)	(49,835,500)	(30,415,917)
Total distributions	(15,835,205)	(8,298,851)	(63,313,206)	(39,112,124)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	16,045,556	28,983,265	15,120,577	42,494,809
Investor shares	45,071,229	121,045,545	45,373,813	68,762,452
Shares issued from Merger(1)
Investor shares	—	105,467,529	—	—
Reinvestment of dividends and distributions
Institutional shares	2,959,667	1,551,407	13,403,701	8,648,353
Investor shares	12,839,159	6,736,883	49,814,872	30,408,884
Total proceeds from shares sold and reinvested	76,915,611	263,784,629	123,712,963	150,314,498
Value of shares redeemed
Institutional shares	(12,430,684)	(24,731,445)	(38,100,646)	(73,970,553)
Investor shares	(58,396,787)	(131,895,052)	(100,441,597)	(87,585,030)
Total value of shares redeemed	(70,827,471)	(156,626,497)	(138,542,243)	(161,555,583)
Net increase (decrease) from capital share transactions(2)	6,088,140	107,158,132	(14,829,280)	(11,241,085)
Total increase (decrease) in net assets	(20,046,525)	131,333,699	(152,931,621)	131,371,599
Net Assets:
Beginning of Year	512,966,797	381,633,098	1,614,400,311	1,483,028,712
End of Year	$492,920,272	$ 512,966,797	$1,461,468,690	$1,614,400,311

(1)	See Note 1 in Notes to Financial Statements.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Growth Allocation Fund		Aggressive Allocation Fund
For the Year Ended		For the Year Ended
12/31/18	12/31/17	12/31/18	12/31/17

$ 17,243,746	$ 14,120,166	$ 10,350,533	$ 7,693,809
98,545,323	55,330,354	113,880,286	69,194,704
(205,234,045)	131,811,745	(226,239,328)	142,399,607
(89,444,976)	201,262,265	(102,008,509)	219,288,120

(10,661,534)	(13,213,437)	(6,776,974)	(13,581,760)
(34,763,236)	(44,042,703)	(28,239,358)	(58,315,214)
(45,424,770)	(57,256,140)	(35,016,332)	(71,896,974)

7,299,692	11,722,106	5,814,021	5,993,845
33,074,873	44,551,351	26,325,550	31,226,891

—	—	—	—

10,644,712	13,192,179	6,774,126	13,577,714
34,754,218	44,033,935	28,234,382	58,306,688
85,773,495	113,499,571	67,148,079	109,105,138

(22,129,719)	(22,885,997)	(16,481,653)	(17,607,915)
(83,535,607)	(69,886,447)	(64,716,255)	(52,785,968)
(105,665,326)	(92,772,444)	(81,197,908)	(70,393,883)
(19,891,831)	20,727,127	(14,049,829)	38,711,255
(154,761,577)	164,733,252	(151,074,670)	186,102,401

1,252,384,756	1,087,651,504	1,060,499,438	874,397,037
$1,097,623,179	$1,252,384,756	$ 909,424,768	$1,060,499,438
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated									Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate
Conservative Allocation Fund
Institutional Class
2018	$11.47	$0.23	$(0.45)	$(0.37)	$(0.01)	$10.87	(1.90)%	$ 87,409	0.17%	0.17%	2.01%	12%
2017	10.88	0.16	0.64	(0.05)	(0.16)	11.47	7.33	85,482	0.19	0.19	1.40	19
2016	10.62	0.18	0.35	(0.13)	(0.14)	10.88	5.07	75,333	0.14	0.15	1.61	5
2015(5)	11.51	0.05	(0.17)	(0.12)	(0.65)	10.62	(0.99)	70,895	0.18	0.20	4.36	92 (6)
Investor Class
2018	$11.47	$0.20	$(0.44)	$(0.35)	$(0.01)	$10.87	(2.13)%	$ 405,512	0.40%	0.40%	1.76%	12%
2017	10.88	0.13	0.64	(0.02)	(0.16)	11.47	7.11	427,485	0.42	0.42	1.19	19
2016	10.62	0.15	0.36	(0.11)	(0.14)	10.88	4.82	306,300	0.39	0.42	1.36	5
2015	11.59	0.14	(0.34)	(0.12)	(0.65)	10.62	(1.69)	294,997	0.27	0.33	1.22	92 (6)
2014	11.84	0.14	0.02	(0.19)	(0.22)	11.59	1.40	311,438	0.12	0.16	1.17	20

Balanced Allocation Fund
Institutional Class
2018	$12.16	$0.23	$(0.80)	$(0.49)	$(0.03)	$11.07	(4.63)%	$ 296,530	0.13%	0.13%	1.93%	13%
2017	11.09	0.19	1.20	(0.16)	(0.16)	12.16	12.57	334,114	0.12	0.13	1.57	19
2016	10.70	0.22	0.56	(0.08)	(0.31)	11.09	7.27	326,164	0.11	0.13	1.97	4
2015(5)	12.67	0.09	(0.32)	(0.16)	(1.58)	10.70	(1.73)	332,327	0.12	0.14	7.28	95 (6)
Investor Class
2018	$12.16	$0.20	$(0.80)	$(0.46)	$(0.03)	$11.07	(4.89)%	$1,164,939	0.38%	0.38%	1.68%	13%
2017	11.09	0.16	1.20	(0.13)	(0.16)	12.16	12.30	1,280,286	0.37	0.38	1.34	19
2016	10.70	0.19	0.56	(0.05)	(0.31)	11.09	7.00	1,156,865	0.37	0.38	1.71	4
2015	12.89	0.20	(0.65)	(0.16)	(1.58)	10.70	(3.43)	1,191,878	0.28	0.30	1.56	95 (6)
2014	13.14	0.19	0.27	(0.27)	(0.44)	12.89	3.53	1,291,859	0.12	0.13	1.38	3

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.53%, 0.64%, 0.74% and 0.81%, respectively for 2018, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	Inception date was November 23, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated									Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)(3)	Expenses, Gross(2)(4)	Investment Income, Net (1)(3)	Portfolio Turnover Rate
Growth Allocation Fund
Institutional Class
2018	$12.43	$0.20	$(1.11)	$(0.46)	$(0.04)	$11.02	(7.32)%	$244,900	0.13%	0.13%	1.60%	9%
2017	10.97	0.17	1.90	(0.11)	(0.50)	12.43	18.94	279,148	0.13	0.13	1.38	17
2016	10.83	0.19	0.61	(0.10)	(0.56)	10.97	7.34	244,873	0.12	0.13	1.72	4
2015(5)	13.23	0.11	(0.44)	(0.14)	(1.93)	10.83	(2.36)	247,746	0.14	0.14	8.37	97(6)
Investor Class
2018	$12.42	$0.17	$(1.10)	$(0.43)	$(0.04)	$11.02	(7.50)%	$852,723	0.38%	0.38%	1.35%	9%
2017	10.97	0.14	1.89	(0.08)	(0.50)	12.42	18.59	973,237	0.37	0.37	1.14	17
2016	10.83	0.16	0.61	(0.07)	(0.56)	10.97	7.08	842,779	0.38	0.39	1.46	4
2015	13.43	0.17	(0.71)	(0.13)	(1.93)	10.83	(3.83)	867,203	0.29	0.30	1.26	97(6)
2014	14.00	0.15	0.26	(0.25)	(0.73)	13.43	2.93	952,103	0.12	0.13	1.07	4

Aggressive Allocation Fund
Institutional Class
2018	$12.28	$0.15	$(1.37)	$(0.40)	$(0.05)	$10.61	(9.95)%	$167,013	0.14%	0.14%	1.18%	9%
2017	10.48	0.12	2.58	(0.13)	(0.77)	12.28	25.88	195,991	0.14	0.14	0.98	7
2016	10.77	0.14	0.57	—	(1.00)	10.48	6.55	166,293	0.13	0.13	1.28	2
2015(5)	14.13	0.12	(0.57)	(0.09)	(2.82)	10.77	(2.85)	169,302	0.15	0.15	8.75	103 (6)
Investor Class
2018	$12.24	$0.12	$(1.36)	$(0.37)	$(0.05)	$10.58	(10.15)%	$742,412	0.38%	0.38%	0.94%	9%
2017	10.46	0.09	2.57	(0.11)	(0.77)	12.24	25.49	864,508	0.38	0.38	0.75	7
2016	10.77	0.10	0.59	—	(1.00)	10.46	6.38	708,104	0.39	0.39	0.96	2
2015	14.06	0.12	(0.50)	(0.09)	(2.82)	10.77	(2.39)	797,043	0.29	0.30	0.85	103 (6)
2014	14.82	0.12	0.39	(0.23)	(1.04)	14.06	3.38	869,726	0.12	0.13	0.79	4

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. The estimated acquired fund fees which are incurred directly by the underlying funds for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.53%, 0.64%, 0.74% and 0.81%, respectively for 2018, and are deducted from the value of the funds in which each Fund invests and is included in each Fund’s total return.
(3)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(5)	Inception date was November 23, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(6)	The portfolio turnover rate for the year ended December 31, 2015 reflects rebalancing of holdings in the Funds and is not representative of a change in investment strategy for the Funds.
See Notes to Financial Statements.

Money Market Fund (Unaudited)
The Federal Open Market Committee (“FOMC”) continued to unwind its post-crisis stimulus with four 0.25% increases to the federal funds rate in 2018 to a target range of 2.25% to 2.50%. This range is nearing the neutral rate. Short-term rates increased with the federal funds rate and investors were able to generate a positive return for the year.
As short-term rates rose throughout 2018, money market funds (which are lenders to borrowers at short-term interest rates) experienced a year of moderate positive returns. At the end of 2018, the three-month U.S. Treasury Bill was yielding 2.40%. The higher rate environment helped money market funds across the industry post positive returns for the year.
The Fund is a government money market fund and invested 99.50% or more of its assets in eligible government money market fund securities. The Fund maintained a stable per share price of $1.00, while paying monthly dividends based on its daily value. The Investor Class of the Fund returned 1.48% for the one-year period ended December 31, 2018, as compared to a 1.83% return for its benchmark, the ICE BofAML 0-3 Month U.S. T-Bill Index. While income opportunities improved over the year, stretching for yield in this environment produced an asymmetrical payoff, providing little upside while increasing the potential for a material negative return event. At year-end, the Fund’s weighted average maturity was 32 days, compared to 44 days at the end of 2017. In the midst of a rising interest rate environment, the management of the Fund remained true and steadfast to its investment objective to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable per share NAV of $1.00.
This Fund may be suitable for investors who have a short-term investment horizon, seek to maintain a stable dollar value for their investment and can accept a long-term rate of return that may be lower than other fixed-income and equity investments.
You could lose money by investment in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Depository Insurance Corporation or any other governmental agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. Yield for the Fund represents the annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions.
At December 31, 2018, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Agency Obligations	48.7
Repurchase Agreements	36.6
U.S. Treasury Obligations	11.9
Money Market Funds	0.1
97.3

Money Market Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Investor Class*	Benchmark**
One Year	1.74%	1.48%	1.83%
Five Year	0.57%	0.41%	0.59%
Ten year	0.37%	0.24%	0.34%
Since Inception	1.41%	1.28%	1.30%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2018 Prospectus, as supplemented June 19, 2018)(1)	0.16%	0.41%

Yield as of 12/31/18(2)
	Institutional Class*	Investor Class*
7-Day Annualized Yield (Net)	2.22%	1.96%
7-Day Annualized Yield (Gross)	2.45%	2.45%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
(2)	Yield for the Money Market Fund represents the annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The yield more closely reflects the current earnings of the Fund than the total return. Gross Yield reflects the yield without expenses.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The yield for the Money Market Fund represents annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The 7-day annualized yield more closely reflects the current earnings of the Fund than the total return.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2008 to December 31, 2018, with all dividends and capital gains reinvested, with the ICE BofAML 0-3 Month U.S. T-Bill Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Par	Value
AGENCY OBLIGATIONS — 48.7%
Federal Farm Credit Bank
(Floating, ICE LIBOR USD 1M - 0.08%), 2.44%, 07/30/19†	$ 5,720,000	$ 5,717,978
(Floating, ICE LIBOR USD 1M - 0.05%), 2.33%, 02/07/20†	13,700,000	13,699,845
(Floating, ICE LIBOR USD 1M + 0.00%), 2.47%, 06/19/20†	11,000,000	11,007,510
(Floating, ICE LIBOR USD 1M - 0.05%), 2.41%, 08/17/20†	4,255,000	4,255,000
(Floating, ICE LIBOR USD 1M - 0.04%), 2.36%, 09/11/20†	5,475,000	5,474,724
(Floating, ICE LIBOR USD 1M + 0.03%), 2.47%, 12/14/20†	6,300,000	6,299,499
Federal Farm Credit Bank Discount Notes
2.16%, 01/04/19	6,010,000	6,008,933
2.31%, 01/15/19	17,190,000	17,174,758
2.17%, 01/16/19	11,545,000	11,534,706
2.24%, 02/04/19	7,060,000	7,045,264
2.16%, 02/08/19	1,285,000	1,282,111
2.25%, 03/11/19	6,510,000	6,482,300
2.26%, 03/19/19	6,510,000	6,478,949
2.24%, 04/12/19	1,740,000	1,729,163
2.43%, 06/17/19	6,955,000	6,877,568
2.44%, 06/28/19	4,815,000	4,757,624
2.56%, 07/22/19	6,240,000	6,151,766
2.55%, 07/23/19	12,250,000	12,076,378
2.62%, 07/29/19	31,155,000	30,687,287
2.43%, 08/15/19	6,560,000	6,461,163
2.65%, 09/12/19	4,260,000	4,181,552
Federal Home Loan Bank
(Floating, ICE LIBOR USD 1M - 0.09%), 2.42%, 01/25/19†	7,080,000	7,080,000
(Floating, ICE LIBOR USD 1M - 0.13%), 2.38%, 01/28/19†	5,525,000	5,525,000
(Floating, ICE LIBOR USD 1M - 0.13%), 2.39%, 02/01/19†	8,080,000	8,080,000
(Floating, ICE LIBOR USD 1M - 0.07%), 2.33%, 02/11/19†	2,825,000	2,825,112
(Floating, ICE LIBOR USD 1M - 0.12%), 2.39%, 02/25/19†	16,000,000	16,000,000
(Floating, ICE LIBOR USD 1M - 0.12%), 2.39%, 03/25/19†	30,000,000	30,000,000
(Floating, ICE LIBOR USD 3M - 0.16%), 2.62%, 06/12/19†	3,695,000	3,694,573
(Floating, ICE LIBOR USD 1M - 0.09%), 2.35%, 06/14/19†	20,410,000	20,410,000
(Floating, ICE LIBOR USD 1M - 0.05%), 2.46%, 06/20/19†	1,290,000	1,290,000
(Floating, ICE LIBOR USD 3M - 0.16%), 2.63%, 06/20/19†	21,140,000	21,140,000
(Floating, United States SOFR + 0.04%), 3.04%, 06/21/19†	2,085,000	2,085,000
(Floating, ICE LIBOR USD 1M - 0.05%), 2.46%, 06/24/19†	7,750,000	7,750,000
(Floating, ICE LIBOR USD 1M - 0.05%), 2.46%, 06/28/19†	1,290,000	1,290,000
	Par	Value
(Floating, ICE LIBOR USD 1M - 0.11%), 2.37%, 07/19/19†	$19,690,000	$ 19,690,000
(Floating, ICE LIBOR USD 1M - 0.08%), 2.43%, 08/27/19†	7,925,000	7,925,000
(Floating, ICE LIBOR USD 1M - 0.09%), 2.30%, 09/09/19†	16,095,000	16,095,000
(Floating, ICE LIBOR USD 1M - 0.06%), 2.34%, 09/11/19†	10,000,000	10,000,000
(Floating, ICE LIBOR USD 1M - 0.07%), 2.39%, 09/17/19†	5,800,000	5,800,000
(Floating, ICE LIBOR USD 1M - 0.06%), 2.45%, 09/27/19†	5,980,000	5,980,000
(Floating, ICE LIBOR USD 3M - 0.14%), 2.66%, 12/19/19†	4,765,000	4,765,000
(Floating, ICE LIBOR USD 1M - 0.06%), 2.44%, 02/24/20†	10,755,000	10,755,000
(Floating, ICE LIBOR USD 3M - 0.13%), 2.67%, 12/21/20†	8,000,000	8,000,000
Federal Home Loan Bank Discount Notes
2.11%, 01/04/19	4,775,000	4,774,152
2.28%, 01/09/19	16,305,000	16,296,739
2.28%, 01/11/19	9,900,000	9,893,727
2.31%, 01/16/19	27,500,000	27,473,428
2.34%, 01/23/19	3,650,000	3,644,769
2.23%, 01/29/19	2,630,000	2,625,459
2.38%, 02/05/19	3,780,000	3,771,382
2.37%, 02/06/19	24,220,000	24,162,563
2.40%, 02/11/19	11,620,000	11,588,711
2.37%, 02/13/19	15,615,000	15,570,809
2.38%, 02/15/19	6,930,000	6,909,487
2.41%, 02/20/19	3,330,000	3,318,993
2.27%, 03/06/19	1,650,000	1,643,406
2.34%, 03/20/19	11,500,000	11,442,145
2.41%, 03/27/19	44,250,000	43,996,429
2.52%, 06/21/19	6,630,000	6,551,584
Federal Home Loan Mortgage Corporation
(Floating, ICE LIBOR USD 1M - 0.10%), 2.29%, 08/08/19†	10,510,000	10,506,872
Federal National Mortgage Association Discount Note
2.27%, 01/09/19	12,809,000	12,802,624
Total Agency Obligations (Cost $608,537,042)		608,537,042
U.S. TREASURY OBLIGATIONS — 11.9%
U.S. Treasury Bills
2.28%, 01/02/19Ω	15,000,000	14,999,062
2.14%, 01/17/19Ω	71,915,000	71,846,201
2.30%, 01/29/19Ω	5,440,000	5,430,036
2.17%, 02/07/19Ω	19,895,000	19,850,424
2.19%, 02/21/19Ω	8,805,000	8,777,745
2.49%, 06/06/19Ω	5,150,000	5,094,320
		125,997,788

See Notes to Financial Statements.

	Par	Value
U.S. Treasury Floating Rate Notes
(Floating, U.S. Treasury 3M Bill MMY + 0.04%), 2.52%, 07/31/20†	$10,000,000	$ 10,000,000
(Floating, U.S. Treasury 3M Bill MMY + 0.05%), 2.53%, 10/31/20†	12,000,000	11,977,098
		21,977,098
U.S. Treasury Notes
1.13%, 01/31/19	565,000	564,514
1.25%, 01/31/19	565,000	564,570
		1,129,084
Total U.S. Treasury Obligations (Cost $149,103,970)		149,103,970

Shares
MONEY MARKET FUNDS — 0.1%
Northern Institutional Funds - U.S. Government Select Portfolio (Shares), 2.25% (Cost $862,826)	862,826	862,826

	Par
REPURCHASE AGREEMENTS — 36.6%
Bank of Montreal
2.90% (dated 12/31/18, due 01/02/19, repurchase price $45,007,250, collateralized by Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, 3.000% to 4.000%, due 02/01/28 to 06/01/48, total market value $46,350,001)	$45,000,000	45,000,000
Bank of Nova Scotia
2.90% (dated 12/31/18, due 01/02/19, repurchase price $60,009,667, collateralized by U.S. Treasury Bonds, U.S. Treasury Note, 2.500% to 7.875%, due 02/15/21 to 08/15/47, total market value $61,209,919)	60,000,000	60,000,000
BNP Paribas
2.95% (dated 12/31/18, due 01/02/19, repurchase price $40,006,556, collateralized by U.S. Treasury Bonds, U.S. Treasury Notes, 0.000% to 8.000%, due 08/15/20 to 11/15/40, total market value $40,800,038)	40,000,000	40,000,000

3.00% (dated 12/31/18, due 01/02/19, repurchase price $13,002,167, collateralized by Government National Mortgage Association, 3.458% to 5.500%, due 04/20/43 to 11/20/48, total market value $13,260,001)	13,000,000	13,000,000
	Par	Value
Citigroup Global Markets, Inc.
2.95% (dated 12/31/18, due 01/02/19, repurchase price $10,001,639, collateralized by Government National Mortgage Association, 2.500% to 9.500%, due 01/15/24 to 11/20/48, total market value $10,200,919)	$10,000,000	$10,000,000
Credit Agricole
3.00% (dated 12/31/18, due 01/02/19, repurchase price $30,005,000, collateralized by Government National Mortgage Association, 3.000%, due 09/20/46, total market value $30,600,001)	30,000,000	30,000,000
Goldman Sachs & Co.
2.90% (dated 12/31/18, due 01/02/19, repurchase price $20,003,222, collateralized by Federal National Mortgage Association, 3.000%, due 04/01/33, total market value $20,600,001)	20,000,000	20,000,000

2.67% (dated 12/31/18, due 01/07/19, repurchase price $23,011,941, collateralized by Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, 3.000% to 5.500%, due 09/01/25 to 12/01/47, total market value $23,690,000)	23,000,000	23,000,000
HSBC Securities USA, Inc.
3.00% (dated 12/31/18, due 01/02/19, repurchase price $51,008,500, collateralized by U.S. Treasury Note, 2.750%, due 05/31/23, total market value $52,020,018)	51,000,000	51,000,000
Mitsubishi UFJ Securities USA, Inc.
3.00% (dated 12/31/18, due 01/02/19, repurchase price $30,005,000, collateralized by Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, 3.000% to 3.500%, due 05/01/27 to 07/20/45, total market value $30,892,188)	30,000,000	30,000,000
Mizuho Securities USA, Inc.
2.95% (dated 12/31/18, due 01/02/19, repurchase price $50,008,194, collateralized by Federal Farm Credit Banks, 2.480%, due 08/19/20, total market value $51,000,139)	50,000,000	50,000,000
See Notes to Financial Statements.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Natixis S.A.
2.85% (dated 12/31/18, due 01/02/19, repurchase price $21,003,325, collateralized by U.S. Treasury Bonds, U.S. Treasury Notes, 0.750% to 5.375%, due 09/30/19 to 02/15/36, total market value $21,420,006)	$21,000,000	$ 21,000,000

2.90% (dated 12/31/18, due 01/02/19, repurchase price $4,000,644, collateralized by U.S. Treasury Bond, U.S. Treasury Notes, 2.250% to 5.375%, due 03/31/21 to 02/15/31, total market value $4,080,053)	4,000,000	4,000,000
TD Securities USA LLC
3.00% (dated 12/31/18, due 01/02/19, repurchase price $60,010,000, collateralized by Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, 4.000%, due 10/01/45 to 03/01/47, total market value $61,800,000)	60,000,000	60,000,000
Total Repurchase Agreements (Cost $457,000,000)		457,000,000
TOTAL INVESTMENTS — 97.3% (Cost $1,215,503,838)		1,215,503,838
Other Assets in Excess of Liabilities — 2.7%		34,259,547
NET ASSETS — 100.0%		$1,249,763,385
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 608,537,042	$ —	$ 608,537,042	$ —
Money Market Funds	862,826	862,826	—	—
Repurchase Agreements	457,000,000	—	457,000,000	—
U.S. Treasury Obligations	149,103,970	—	149,103,970	—
Total Assets - Investments in Securities	$1,215,503,838	$862,826	$1,214,641,012	$ —

See Notes to Financial Statements.

Low-Duration Bond Fund (Unaudited)
The Fund invested in a diversified portfolio composed primarily of investment grade fixed-income securities with an average dollar-weighted duration (a calculation that measures the price sensitivity of a bond or bond fund to changes in interest rates) normally between one to three years. The Investor Class of the Fund underperformed its all-U.S. Treasury benchmark, the ICE BofAML 1-3 Year U.S. Treasury Index, for the one-year period ended December 31, 2018 (1.10% versus 1.58%). In an effort to outpace its benchmark, the Fund tactically utilized spread sectors (such as high yield and investment grade corporates, mortgage-backed securities, emerging market U.S. dollar-denominated securities and asset-backed securities) that traded at a yield premium relative to U.S. Treasuries. The strategy of overweighting non-U.S. Treasury sectors, particularly investment grade corporate bonds, weighed on returns for the year, partially offset by the Fund’s relative yield advantage versus the benchmark.
Other strategies involving derivatives were utilized during the year, resulting in an overall positive impact to performance. U.S. Treasury futures and forward contracts were used for both duration management and yield curve positioning strategies. Over the course of the calendar year, these positions had a mixed impact on relative performance. Credit default swaps were purchased and were additive to the Fund’s relative performance during the year, as spreads widened within the corporate bond sector during the period the positions were held. Swaptions were used in order to take an active position on market volatility and generate income but detracted from overall performance. In an effort to gain exposure to U.S. and non-U.S. interest rates and duration, interest rate swaps were utilized and added to performance. Currency forward contracts were used to hedge certain non-U.S. dollar positions and were additive to relative performance.
During the year, the Fund remained true to its overall objective of seeking current income consistent with preservation of capital.
This Fund may be suitable for investors who have a short-term investment horizon, seek an investment return that is relatively stable and want to diversify their portfolio with a fixed-income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing fixed-income securities decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leverage, so small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
At December 31, 2018, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Treasury Obligations	32.8
Corporate Bonds	24.0
Mortgage-Backed Securities	19.8
Foreign Bonds	14.2
Asset-Backed Securities	13.6
Money Market Funds	1.6
Municipal Bonds	1.4
Agency Obligation	0.3
Commercial Paper	0.2
Purchased Options	0.1
Written Options	(0.1)
Security Sold Short	(0.7)
107.2
See Notes to Financial Statements.

Low-Duration Bond Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Investor Class*	Benchmark**
One Year	1.36%	1.10%	1.58%
Five Year	1.35%	1.09%	0.81%
Ten Year	2.90%	2.66%	0.95%
Since Inception	2.84%	2.67%	2.30%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2018 Prospectus)(1)	0.36%	0.63%
(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2008 to December 31, 2018, with all dividends and capital gains reinvested, with the ICE BofAML 1-3 Year U.S. Treasury Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Par	Value
AGENCY OBLIGATION — 0.3%
Federal National Mortgage Association
2.75%, 06/22/21 (Cost $2,979,430)	$2,980,000	$2,997,791
ASSET-BACKED SECURITIES — 13.6%
Adams Mill CLO, Ltd., Series 2014-1A, Class A2R
(Floating, ICE LIBOR USD 3M + 1.10%), 3.54%, 07/15/26 144A †	748,575	748,291
Ally Auto Receivables Trust, Series 2018-1, Class A2
2.14%, 09/15/20	1,884,774	1,880,450
Ally Auto Receivables Trust, Series 2018-3, Class A2
2.72%, 05/17/21	1,030,000	1,028,454
ALM XII, Ltd., Series 2015-12A, Class A1R2
(Floating, ICE LIBOR USD 3M + 0.89%, 0.89% Floor), 3.33%, 04/16/27 144A †	440,000	436,623
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class A3
1.60%, 11/09/20	75,459	75,402
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C
2.87%, 11/08/21	230,000	229,432
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class A3
1.46%, 05/10/21	519,479	517,343
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class A3
1.87%, 08/18/21	187,642	186,491
AmeriCredit Automobile Receivables Trust, Series 2017-2, Class A3
1.98%, 12/20/21	540,000	535,988
Americredit Automobile Receivables Trust, Series 2018-1, Class A3
3.07%, 12/19/22	650,000	649,717
AMMC CLO XIII, Ltd., Series 2013-13A, Class A1LR
(Floating, ICE LIBOR USD 3M + 1.26%), 3.75%, 07/24/29 144A †	2,000,000	2,002,502
Apidos CLO XXI, Series 2015-21A, Class A1R
(Floating, ICE LIBOR USD 3M + 0.93%, 0.93% Floor), 3.37%, 07/18/27 144A †	3,215,000	3,188,022
Arbor Realty Commercial Real Estate Notes, Ltd., Series 2016-FL1A, Class A
(Floating, ICE LIBOR USD 1M + 1.70%), 4.16%, 09/15/26 144A †	490,000	484,973
Arbor Realty Commercial Real Estate Notes, Ltd., Series 2017-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 3.76%, 04/15/27 144A †	1,610,000	1,612,405
Ascentium Equipment Receivables Trust, Series 2018-2A, Class A3
3.51%, 04/10/24 144A	1,320,000	1,328,226
	Par	Value
Atlas Senior Loan Fund IV, Ltd., Series 2013-2A, Class A1RR
(Floating, ICE LIBOR USD 3M + 0.68%), 3.30%, 02/17/26 144A †	$ 373,290	$ 373,194
Bank of The West Auto Trust, Series 2018-1, Class A2
3.09%, 04/15/21 144A	2,000,000	2,001,469
Barings CLO, Ltd., Series 2013-IA, Class AR
(Floating, ICE LIBOR USD 3M + 0.80%, 0.80% Floor), 3.27%, 01/20/28 144A †	1,200,000	1,185,289
Bayview Koitere Fund Trust, Series 2018-RN4, Class A1
(Step to 4.62% on 03/28/20), 3.62%, 03/28/33 144A STEP	165,914	166,191
Bayview Opportunity Master Fund IIIa Trust, Series 2017-RN8, Class A1
(Step to 4.35% on 12/28/19), 3.35%, 11/28/32 144A STEP	54,220	54,142
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE7, Class 1A1
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 3.51%, 10/25/37†	379,256	380,500
Bear Stearns Asset Backed Securities Trust, Series 2004-SD1, Class A2
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 11.00% Cap), 2.96%, 12/25/42†	39,333	38,920
BMW Vehicle Lease Trust, Series 2018-1, Class A3
3.26%, 07/20/21	540,000	542,747
BMW Vehicle Lease Trust, Series 2018-1, Class A4
3.36%, 03/21/22	550,000	553,687
BMW Vehicle Owner Trust, Series 2016-A, Class A3
1.16%, 11/25/20	693,526	689,064
BSPRT Issuer Ltd., Series 2017-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.35%), 3.81%, 06/15/27 144A †	119,439	119,546
BSPRT Issuer Ltd., Series 2018-FL3, Class A
(Floating, ICE LIBOR USD 1M + 1.05%), 3.51%, 03/15/28 144A †	950,000	949,155
BSPRT Issuer, Ltd., Series 2018-FL4 , Class AS
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 3.76%, 09/15/35 144A †	1,520,000	1,519,065
Capital Auto Receivables Asset Trust, Series 2016-2, Class B
2.11%, 03/22/21	170,000	168,776
Capital Auto Receivables Asset Trust, Series 2017-1, Class A3
2.02%, 08/20/21 144A	650,000	644,411
Carmax Auto Owner Trust, Series 2018-4, Class A3
3.36%, 09/15/23	1,560,000	1,571,595

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Chesapeake Funding II LLC, Series 2017-4A, Class A1
2.12%, 11/15/29 144A	$1,397,686	$1,382,855
Chesapeake Funding II LLC, Series 2018-1A, Class A1
3.04%, 04/15/30 144A	931,470	933,358
CIFC Funding 2015-II, Ltd., Series 2015-2A, Class AR
(Floating, ICE LIBOR USD 3M + 0.78%, 0.78% Floor), 3.22%, 04/15/27 144A †	1,000,000	990,350
Citibank Credit Card Issuance Trust, Series 2017-A9, Class A9
1.80%, 09/20/21	1,720,000	1,706,341
CNH Equipment Trust, Series 2016-B, Class A3
1.63%, 08/15/21	712,844	707,528
CNH Equipment Trust, Series 2018-B, Class A3
3.19%, 11/15/23	1,030,000	1,034,812
Colony Starwood Homes Trust, Series 2016-2A, Class A
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor), 3.71%, 12/17/33 144A †	767,081	769,244
Credit Acceptance Auto Loan Trust, Series 2016-2A, Class A
2.42%, 11/15/23 144A	602,220	601,457
Credit Acceptance Auto Loan Trust, Series 2017-1A, Class A
2.56%, 10/15/25 144A	1,020,000	1,013,611
Credit Acceptance Auto Loan Trust, Series 2018-1A, Class A
3.01%, 02/16/27 144A	1,380,000	1,369,867
Credit Acceptance Auto Loan Trust, Series 2018-2A, Class A
3.47%, 05/17/27 144A	1,800,000	1,797,539
Credit Acceptance Auto Loan Trust, Series 2018-3A, Class A
3.55%, 08/15/27 144A	800,000	804,004
CSAB Mortgage-Backed Trust, Series 2006-2, Class A6A
(Step to 6.22% on 10/25/19), 5.72%, 09/25/36 STEP	337,130	186,121
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-6, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.27% Floor), 3.05%, 12/25/34†	1,086,111	1,080,000
Dell Equipment Finance Trust, Series 2017-2, Class A3
2.19%, 10/24/22 144A	560,000	556,081
Dell Equipment Finance Trust, Series 2018-2, Class A3
3.37%, 10/22/23 144A	1,130,000	1,135,517
DLL LLC, Series 2018-ST2, Class A3
3.46%, 01/20/22 144A	1,700,000	1,710,288
Drive Auto Receivables Trust, Series 2017-2, Class B
2.25%, 06/15/21	90,342	90,279
Drive Auto Receivables Trust, Series 2018-2, Class A3
2.88%, 06/15/21	980,000	980,296
	Par	Value
Drive Auto Receivables Trust, Series 2018-4, Class A3
3.04%, 11/15/21	$ 200,000	$ 199,713
Drive Auto Receivables Trust, Series 2018-4, Class B
3.36%, 10/17/22	770,000	768,732
Drug Royalty II LP 2, Series 2014-1, Class A1
(Floating, ICE LIBOR USD 3M + 2.85%, 2.85% Floor), 5.29%, 07/15/23 144A †	56,565	56,934
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR
(Floating, ICE LIBOR USD 3M + 0.90%), 3.34%, 10/15/27 144A †	1,680,000	1,667,182
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR
(Floating, ICE LIBOR USD 3M + 0.90%), 3.34%, 04/15/29 144A †	1,000,000	989,146
Enterprise Fleet Financing LLC, Series 2016-2, Class A2
1.74%, 02/22/22 144A	438,749	437,140
Enterprise Fleet Financing LLC, Series 2016-2, Class A3
2.04%, 02/22/22 144A	730,000	720,647
Enterprise Fleet Financing LLC, Series 2017-1, Class A2
2.13%, 07/20/22 144A	201,770	200,602
Enterprise Fleet Financing LLC, Series 2017-1, Class A3
2.60%, 07/20/22 144A	250,000	248,446
Enterprise Fleet Financing LLC, Series 2017-3, Class A2
2.13%, 05/22/23 144A	890,634	882,930
Enterprise Fleet Financing, Series 2018-2, Class A2
3.14%, 02/20/24 144A	3,000,000	2,998,621
FHLMC Structured Pass-Through Certificates, Series T-32
(Floating, ICE LIBOR USD 1M + 0.13%, 0.13% Floor), 2.64%, 08/25/31†	318,282	316,931
First Investors Auto Owner Trust, Series 2018-2A, Class A2
3.56%, 06/15/23 144A	840,000	848,026
Flatiron CLO, Ltd., Series 2015-1A, Class AR
(Floating, ICE LIBOR USD 3M + 0.89%), 3.33%, 04/15/27 144A †	1,765,000	1,753,815
Ford Credit Floorplan Master Owner Trust, Series 2016-1, Class A2
(Floating, ICE LIBOR USD 1M + 0.90%), 3.36%, 02/15/21†	625,000	625,775
Ford Credit Floorplan Master Owner Trust, Series 2017-2, Class A1
2.16%, 09/15/22	1,600,000	1,576,848
GM Financial Automobile Leasing Trust, Series 2018-2, Class A3
3.06%, 06/21/21	790,000	789,042

See Notes to Financial Statements.

	Par	Value
GM Financial Automobile Leasing Trust, Series 2018-3, Class A4
3.30%, 07/20/22	$ 310,000	$ 311,256
GM Financial Consumer Automobile Receivables Trust, Series 2018-4, Class A3
3.21%, 10/16/23	2,080,000	2,092,508
Greystone Commercial Real Estate Notes, Ltd., Series 2017-FL1A, Class A
(Floating, ICE LIBOR USD 1M + 1.55%), 4.01%, 03/15/27 144A †	900,000	894,727
Hyundai Auto Receivables Trust, Series 2016-A, Class A3
1.56%, 09/15/20	373,506	372,120
Hyundai Auto Receivables Trust, Series 2016-B, Class D
2.68%, 09/15/23	680,000	674,088
JP Morgan Mortgage Acquisition Corporation, Series 2006-FRE2, Class A1
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 2.69%, 02/25/36†	11,737	11,763
KREF, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 3.40%, 06/15/36 144A †	1,360,000	1,364,736
Kubota Credit Owner Trust, Series 2017-1A, Class A3
1.88%, 08/16/21 144A	1,730,000	1,701,381
LA Arena Funding LLC, Series 1, Class A
7.66%, 12/15/26 144A	103,659	107,955
LCM XX LP, Series 20A, Class AR
(Floating, ICE LIBOR USD 3M + 1.04%, 1.04% Floor), 3.38%, 10/20/27 144A †	1,220,000	1,211,594
Lendmark Funding Trust, Series 2018-1A, Class A
3.81%, 12/21/26 144A	960,000	958,924
LoanCore Issuer, Ltd., Series 2018-CRE1, Class A
(Floating, ICE LIBOR USD 1M + 1.13%, 1.13% Floor), 3.59%, 05/15/28 144A †	630,000	627,464
Magnetite VII, Ltd., Series 2012-7A, Class A1R2
(Floating, ICE LIBOR USD 3M + 0.80%), 3.24%, 01/15/28 144A †	2,890,000	2,849,894
Magnetite VIII, Ltd., Series 2014-8A, Class AR2
(Floating, ICE LIBOR USD 3M + 0.98%, 0.98% Floor), 3.42%, 04/15/31 144A †	530,000	522,689
Marathon CRE, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 3.61%, 06/15/28 144A †	290,000	290,433
Mercedes-Benz Master Owner Trust, Series 2016-BA, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.75% Floor), 3.16%, 05/17/21 144A †	1,354,000	1,356,822
	Par	Value
Mercedes-Benz Master Owner Trust, Series 2017-BA, Class A
(Floating, ICE LIBOR USD 1M + 0.42%), 2.88%, 05/16/22 144A †	$1,750,000	$1,750,707
Mill City Mortgage Loan Trust, Series 2016-1, Class A1
2.50%, 04/25/57 144A	921,120	904,933
MMAF Equipment Finance LLC, Series 2017-AA, Class A3
2.04%, 02/16/22 144A	2,210,000	2,189,711
MVW Owner Trust, Series 2017-1A, Class A
2.42%, 12/20/34 144A	699,274	685,941
Navient Private Education Loan Trust, Series 2014-CTA, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 3.16%, 09/16/24 144A †	38,057	38,132
Navient Student Loan Trust, Series 2016-6A, Class A2
(Floating, ICE LIBOR USD 1M + 0.75%), 3.26%, 03/25/66 144A †	1,500,000	1,508,663
Navient Student Loan Trust, Series 2017-2A, Class A
(Floating, ICE LIBOR USD 1M + 1.05%), 3.56%, 12/27/66 144A †	1,103,059	1,104,436
Navient Student Loan Trust, Series 2017-5A, Class A
(Floating, ICE LIBOR USD 1M + 0.80%), 3.31%, 07/26/66 144A †	1,228,674	1,232,054
Navient Student Loan Trust, Series 2018-EA, Class A2
4.00%, 12/15/59 144A	143,000	146,325
Nelnet Student Loan Trust, Series 2016-1A, Class A
(Floating, ICE LIBOR USD 1M + 0.80%), 3.31%, 09/25/65 144A †	1,274,974	1,287,050
Neuberger Berman CLO, Ltd., Series 2017-16SA, Class A
(Floating, ICE LIBOR USD 3M + 0.85%), 3.29%, 01/15/28 144A †	1,145,000	1,134,018
Nissan Master Owner Receivables Trust, Series 2016-A, Class A2
1.54%, 06/15/21	1,440,000	1,430,499
Nissan Master Owner Receivables Trust, Series 2017-B, Class A
(Floating, ICE LIBOR USD 1M + 0.43%), 2.89%, 04/18/22†	1,650,000	1,650,019
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A
3.43%, 12/16/24 144A	1,150,000	1,147,109
Palmer Square Loan Funding, Ltd., Series 2017-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.74%), 3.18%, 10/15/25 144A †	642,982	638,339
PFS Financing Corporation, Series 2016-BA, Class A
1.87%, 10/15/21 144A	290,000	287,452
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
PFS Financing Corporation, Series 2018-B, Class A
2.89%, 02/15/23 144A	$2,330,000	$2,312,045
Prestige Auto Receivables Trust, Series 2018-1A, Class A3
3.29%, 09/15/22 144A	590,000	590,216
Santander Drive Auto Receivables Trust, Series 2015-2, Class D
3.02%, 04/15/21	5,000	4,997
Santander Drive Auto Receivables Trust, Series 2016-2, Class C
2.66%, 11/15/21	640,000	637,710
Santander Drive Auto Receivables Trust, Series 2018-1, Class A3
2.32%, 08/16/21	350,000	348,994
Santander Drive Auto Receivables Trust, Series 2018-3, Class A3
3.03%, 02/15/22	200,000	200,147
Securitized Asset-Backed Receivables LLC Trust, Series 2006-OP1, Class M1
(Floating, ICE LIBOR USD 1M + 0.37%, 0.37% Floor), 2.88%, 10/25/35†	458,709	459,066
Securitized Term Auto Receivables Trust, Series 2017-2A, Class A3
2.04%, 04/26/21 144A	1,390,000	1,375,219
SLC Student Loan Trust, Series 2006-2, Class A5
(Floating, ICE LIBOR USD 3M + 0.10%), 2.89%, 09/15/26†	657,922	656,938
SLM Private Credit Student Loan Trust, Series 2005-A, Class A3
(Floating, ICE LIBOR USD 3M + 0.20%), 2.99%, 06/15/23†	1,245,647	1,242,855
SLM Private Education Loan Trust, Series 2010-A, Class 2A
(Floating, ICE LIBOR USD 1M + 3.25%, 3.25% Floor), 5.71%, 05/16/44 144A †	415,133	420,770
SLM Private Education Loan Trust, Series 2011-B, Class A2
3.74%, 02/15/29 144A	282,249	282,475
SLM Private Education Loan Trust, Series 2014-A, Class A2A
2.59%, 01/15/26 144A	141,425	141,185
SLM Private Education Loan Trust, Series 2014-A, Class A2B
(Floating, ICE LIBOR USD 1M + 1.15%), 3.61%, 01/15/26 144A †	317,250	317,948
SLM Student Loan Trust, Series 2003-5, Class A5
(Floating, 0.27% - Euribor 3M), 0.00%, 06/17/24(E) †	264,911	302,382
SLM Student Loan Trust, Series 2004-2, Class A5
(Floating, 0.18% - Euribor 3M), 0.00%, 01/25/24(E) †	1,648,198	1,881,635
	Par	Value
SLM Student Loan Trust, Series 2004-3, Class A5
(Floating, ICE LIBOR USD 3M + 0.17%, 0.17% Floor), 2.66%, 07/25/23†	$ 559,738	$ 559,402
SLM Student Loan Trust, Series 2005-8, Class A4
(Floating, ICE LIBOR USD 3M + 0.55%), 3.04%, 01/25/28†	1,719,142	1,721,182
SMB Private Education Loan Trust, Series 2015-C, Class A2A
2.75%, 07/15/27 144A	475,350	470,760
SMB Private Education Loan Trust, Series 2016-A, Class A2A
2.70%, 05/15/31 144A	364,697	365,201
SMB Private Education Loan Trust, Series 2016-B, Class A2A
2.43%, 02/17/32 144A	236,399	231,827
SMB Private Education Loan Trust, Series 2018-A, Class A2A
3.50%, 02/15/36 144A	1,105,000	1,107,976
SMB Private Education Loan Trust, Series 2018-B, Class A2B
(Floating, ICE LIBOR USD 1M + 0.72%), 3.18%, 01/15/37 144A †	640,000	636,429
SoFi Professional Loan Program LLC, Series 2015-A, Class A1
(Floating, ICE LIBOR USD 1M + 1.20%, 1.20% Floor), 3.71%, 03/25/33 144A †	247,174	249,255
SoFi Professional Loan Program LLC, Series 2015-D, Class A2
2.72%, 10/27/36 144A	1,017,271	1,000,835
Sofi Professional Loan Program LLC, Series 2016-A, Class A2
2.76%, 12/26/36 144A	357,181	352,215
SoFi Professional Loan Program LLC, Series 2016-C, Class A2B
2.36%, 12/27/32 144A	210,000	205,921
SoFi Professional Loan Program LLC, Series 2016-D, Class A2A
1.53%, 04/25/33 144A	8,540	8,532
SoFi Professional Loan Program LLC, Series 2016-D, Class A2B
2.34%, 04/25/33 144A	190,000	186,738
Sofi Professional Loan Program LLC, Series 2016-F, Class A2
3.02%, 02/25/40 144A	1,167,787	1,161,465
Sofi Professional Loan Program LLC, Series 2017-C, Class A2A
1.75%, 07/25/40 144A	287,351	285,079
Springleaf Funding Trust, Series 2015-AA, Class A
3.16%, 11/15/24 144A	136,932	136,752
Springleaf Funding Trust, Series 2017-AA, Class A
2.68%, 07/15/30 144A	400,000	393,347

See Notes to Financial Statements.

	Par	Value
Starwood Waypoint Homes Trust, Series 2017-1, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 0.95% Floor), 3.41%, 01/17/35 144A †	$2,000,680	$ 1,991,916
Structured Asset Securities Corporation Mortgage Loan Trust, Series 2005-7XS, Class 2A1A
(Floating, ICE LIBOR USD 1M + 1.50%, 1.50% Floor), 3.85%, 04/25/35†	236,872	231,189
Towd Point Mortgage Trust, Series 2016-3, Class A1
2.25%, 04/25/56 144A	551,050	540,669
Toyota Auto Receivables Owner Trust, Series 2016-B, Class A3
1.30%, 04/15/20	173,489	172,563
Tryon Park CLO, Ltd., Series 2013-1A, Class A1SR
(Floating, ICE LIBOR USD 3M + 0.89%), 3.33%, 04/15/29 144A †	3,070,000	3,036,851
Venture XVII CLO, Ltd., Series 2014-17A, Class ARR
(Floating, ICE LIBOR USD 3M + 0.88%), 3.32%, 04/15/27 144A †	360,000	354,795
Verizon Owner Trust, Series 2017-3A, Class A1A
2.06%, 04/20/22 144A	3,000,000	2,967,675
VOLT LX LLC, Series 2017-NPL7, Class A1
(Step to 6.25% on 07/25/20), 3.25%, 06/25/47 144A STEP	210,133	209,639
Westlake Automobile Receivables Trust, Series 2016-2A, Class D
4.10%, 06/15/21 144A	350,000	351,097
Westlake Automobile Receivables Trust, Series 2017-1A, Class C
2.70%, 10/17/22 144A	740,000	736,375
Wheels SPV 2 LLC, Series 2016-1A, Class A2
1.59%, 05/20/25 144A	32,684	32,596
Wheels SPV 2 LLC, Series 2017-1A, Class A2
1.88%, 04/20/26 144A	145,305	144,347
Total Asset-Backed Securities (Cost $123,626,020)		123,293,100
COMMERCIAL PAPER — 0.2%
UBS AG
(Floating, ICE LIBOR USD 3M + 0.33%), 2.74%, 04/04/19 144A † (Cost $1,500,000)	1,500,000	1,500,847
CORPORATE BONDS — 24.0%
AbbVie, Inc.
2.50%, 05/14/20	975,000	966,067
2.30%, 05/14/21Δ	2,300,000	2,247,394
3.38%, 11/14/21	500,000	499,868
2.90%, 11/06/22	160,000	155,825
3.75%, 11/14/23	385,000	383,477
ADT Security Corporation (The)
6.25%, 10/15/21	150,000	152,813
	Par	Value
AES Corporation
4.00%, 03/15/21Δ	$ 850,000	$ 837,250
Aetna, Inc.
2.20%, 03/15/19	75,000	74,894
Air Lease Corporation
2.63%, 07/01/22	150,000	142,303
Alliant Energy Finance LLC
3.75%, 06/15/23 144A	415,000	417,978
American Electric Power Co., Inc.
2.15%, 11/13/20	530,000	519,663
3.65%, 12/01/21	730,000	735,988
2.95%, 12/15/22	220,000	215,923
American Express Co.
2.20%, 10/30/20	520,000	510,842
2.50%, 08/01/22	265,000	255,989
American Express Credit Corporation
2.20%, 03/03/20Δ	735,000	727,223
2.38%, 05/26/20	1,550,000	1,534,059
American Tower Corporation REIT
2.25%, 01/15/22Δ	2,700,000	2,585,790
3.50%, 01/31/23	95,000	93,451
Amphenol Corporation
2.20%, 04/01/20	365,000	359,708
Analog Devices, Inc.
2.85%, 03/12/20	110,000	109,646
Andeavor Logistics LP
6.25%, 10/15/22	199,000	203,478
3.50%, 12/01/22	265,000	258,002
Anthem, Inc.
3.13%, 05/15/22	165,000	162,704
Apache Corporation
3.63%, 02/01/21	71,000	70,914
3.25%, 04/15/22	236,000	231,322
Ares Capital Corporation
3.63%, 01/19/22	1,325,000	1,287,272
Arizona Public Service Co.
2.20%, 01/15/20	1,580,000	1,572,651
Associated Bank NA
3.50%, 08/13/21	570,000	568,929
Assurant, Inc.
(Floating, ICE LIBOR USD 3M + 1.25%), 4.07%, 03/26/21†	1,410,000	1,409,547
AT&T, Inc.
2.80%, 02/17/21	715,000	706,430
(Floating, ICE LIBOR USD 3M + 0.75%), 3.49%, 06/01/21†	2,800,000	2,783,050
(Floating, ICE LIBOR USD 3M + 0.95%), 3.39%, 07/15/21†	1,000,000	997,062
3.80%, 03/15/22	680,000	683,476
3.60%, 02/17/23Δ	855,000	850,509
(Floating, ICE LIBOR USD 3M + 1.18%), 3.96%, 06/12/24†	600,000	582,419
Athene Global Funding
2.75%, 04/20/20 144A	1,445,000	1,431,970
AXA Equitable Holdings, Inc.
3.90%, 04/20/23 144A	70,000	69,200
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Bank of America Corporation
5.49%, 03/15/19	$ 200,000	$ 200,918
2.65%, 04/01/19	2,500,000	2,497,474
(Variable, ICE LIBOR USD 3M + 0.66%), 2.37%, 07/21/21^	1,840,000	1,807,481
(Variable, ICE LIBOR USD 3M + 0.63%), 2.33%, 10/01/21^	765,000	750,258
(Floating, ICE LIBOR USD 3M + 0.38%), 2.86%, 01/23/22†	900,000	882,402
(Variable, ICE LIBOR USD 3M + 0.63%), 3.50%, 05/17/22^	425,000	425,208
(Floating, ICE LIBOR USD 3M + 0.65%), 3.47%, 06/25/22†	750,000	740,814
2.50%, 10/21/22	775,000	746,594
3.30%, 01/11/23	715,000	704,568
BB&T Corporation
3.20%, 09/03/21	185,000	184,950
Becton Dickinson and Co.
2.40%, 06/05/20	325,000	320,039
BGC Partners, Inc.
5.13%, 05/27/21	1,400,000	1,412,958
BMW US Capital LLC
3.25%, 08/14/20 144A	1,040,000	1,039,878
(Floating, ICE LIBOR USD 3M + 0.50%), 3.12%, 08/13/21 144A †	3,000,000	2,972,578
BP Capital Markets America, Inc.
3.79%, 02/06/24	95,000	96,090
Broadcom Corporation
2.38%, 01/15/20	3,275,000	3,234,914
Burlington Northern Santa Fe LLC
3.40%, 09/01/24	500,000	500,962
CA, Inc.
3.60%, 08/15/22	205,000	200,291
Calpine Corporation
6.00%, 01/15/22 144A	200,000	199,250
Cantor Fitzgerald LP
6.50%, 06/17/22 144A	750,000	795,835
Capital One Bank USA NA
2.30%, 06/05/19	250,000	249,179
Capital One Financial Corporation
2.40%, 10/30/20	1,105,000	1,082,293
(Floating, ICE LIBOR USD 3M + 0.95%), 3.72%, 03/09/22†	995,000	979,360
3.75%, 04/24/24	135,000	131,823
Capital One NA
2.35%, 01/31/20	1,030,000	1,017,208
Caterpillar Financial Services Corporation
3.15%, 09/07/21	125,000	125,377
Centene Corporation
5.63%, 02/15/21	350,000	351,750
4.75%, 05/15/22	210,000	208,163
CenterPoint Energy Resources Corporation
3.55%, 04/01/23	200,000	200,303
CenterPoint Energy, Inc.
3.60%, 11/01/21	765,000	767,111
CenturyLink, Inc.
5.63%, 04/01/20Δ	530,000	529,337
	Par	Value
Charter Communications Operating LLC
4.46%, 07/23/22	$ 640,000	$ 646,652
(Floating, ICE LIBOR USD 3M + 1.65%), 4.19%, 02/01/24†	2,700,000	2,656,425
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	630,000	628,425
Cigna Corporation
3.20%, 09/17/20 144A	1,360,000	1,354,968
(Floating, ICE LIBOR USD 3M + 0.65%), 3.44%, 09/17/21 144A †	860,000	848,179
CIT Group, Inc.
4.13%, 03/09/21	1,030,000	1,017,125
Citibank NA
2.10%, 06/12/20	1,050,000	1,032,837
2.13%, 10/20/20	800,000	784,350
Citigroup, Inc.
2.50%, 07/29/19	290,000	289,050
2.45%, 01/10/20	820,000	813,618
2.75%, 04/25/22	1,100,000	1,069,348
(Variable, ICE LIBOR USD 3M + 0.95%), 2.88%, 07/24/23^	325,000	314,775
(Floating, ICE LIBOR USD 3M + 1.02%), 3.76%, 06/01/24†	1,000,000	980,229
Citizens Bank NA
2.25%, 03/02/20	285,000	282,042
2.20%, 05/26/20	370,000	364,905
(Floating, ICE LIBOR USD 3M + 0.57%), 3.26%, 05/26/20†	750,000	748,315
CNH Industrial Capital LLC
3.38%, 07/15/19	275,000	273,009
3.88%, 10/15/21	145,000	144,391
Comcast Corporation
3.30%, 10/01/20	2,605,000	2,615,624
3.45%, 10/01/21	605,000	611,373
2.85%, 01/15/23	600,000	588,670
Conagra Brands, Inc.
(Floating, ICE LIBOR USD 3M + 0.75%), 3.22%, 10/22/20† Δ	905,000	902,693
3.80%, 10/22/21	425,000	425,430
Continental Airlines Pass Through Trust, Series 2010-1, Class B
6.00%, 01/12/19	82,136	82,280
Continental Resources, Inc.
4.50%, 04/15/23	1,404,000	1,383,115
CoreCivic, Inc. REIT
4.63%, 05/01/23	200,000	185,750
Cox Communications, Inc.
3.25%, 12/15/22 144A	380,000	371,567
3.15%, 08/15/24 144A	480,000	462,349
Crown Castle International Corporation REIT
4.88%, 04/15/22	325,000	334,672
Crown Castle Towers LLC
3.22%, 05/15/22 144A	1,500,000	1,477,605
CVS Health Corporation
3.13%, 03/09/20	1,475,000	1,472,502
2.80%, 07/20/20	775,000	768,295

See Notes to Financial Statements.

	Par	Value
3.35%, 03/09/21	$1,700,000	$1,696,032
3.70%, 03/09/23	1,790,000	1,772,539
D.R. Horton, Inc.
4.00%, 02/15/20	1,100,000	1,102,375
Daimler Finance North America LLC
1.50%, 07/05/19 144A	510,000	505,014
2.20%, 05/05/20 144A	230,000	226,275
2.70%, 08/03/20 144A	210,000	207,383
2.30%, 02/12/21 144A	1,455,000	1,420,106
(Floating, ICE LIBOR USD 3M + 0.84%), 3.42%, 05/04/23 144A † Δ	3,000,000	2,970,754
DCP Midstream Operating LP
2.70%, 04/01/19	420,000	417,637
5.35%, 03/15/20 144A	275,000	276,719
Dell International LLC
3.48%, 06/01/19 144A	1,455,000	1,450,847
4.42%, 06/15/21 144A	1,325,000	1,323,574
5.88%, 06/15/21 144A	540,000	540,768
5.45%, 06/15/23 144A	1,200,000	1,222,325
Delta Air Lines, Inc.
2.88%, 03/13/20	465,000	462,045
3.63%, 03/15/22	2,100,000	2,056,574
Devon Energy Corporation
3.25%, 05/15/22	960,000	936,210
Diamondback Energy, Inc.
4.75%, 11/01/24 144A	350,000	339,500
Discover Bank
3.35%, 02/06/23	250,000	243,570
Discovery Communications LLC
4.38%, 06/15/21	220,000	224,007
3.30%, 05/15/22	375,000	367,906
DISH DBS Corporation
6.75%, 06/01/21	700,000	694,540
Dominion Energy Gas Holdings LLC
(Floating, ICE LIBOR USD 3M + 0.60%), 3.39%, 06/15/21†	1,800,000	1,795,614
Dominion Energy, Inc.
2.96%, 07/01/19 STEP	1,125,000	1,121,136
2.58%, 07/01/20	335,000	329,877
Dow Chemical Co. (The)
4.25%, 11/15/20	175,000	178,181
DowDuPont, Inc.
3.77%, 11/15/20	1,870,000	1,888,774
DTE Energy Co.
1.50%, 10/01/19	400,000	394,142
3.70%, 08/01/23	240,000	238,568
Duke Energy Corporation
3.95%, 10/15/23	430,000	434,328
DXC Technology Co.
2.88%, 03/27/20	140,000	138,832
Elanco Animal Health, Inc.
3.91%, 08/27/21 144A	295,000	297,021
Emera US Finance LP
2.15%, 06/15/19	250,000	247,983
Enbridge Energy Partners LP
5.20%, 03/15/20	280,000	286,069
	Par	Value
4.38%, 10/15/20	$ 15,000	$ 15,181
Energy Transfer LP
4.25%, 03/15/23Δ	630,000	607,950
Energy Transfer Operating LP
4.15%, 10/01/20	1,115,000	1,122,154
3.60%, 02/01/23	105,000	101,254
EnLink Midstream Partners LP
2.70%, 04/01/19	685,000	680,760
Enterprise Products Operating LLC
3.35%, 03/15/23	295,000	291,253
EOG Resources, Inc.
2.45%, 04/01/20	290,000	287,277
EQT Corporation
2.50%, 10/01/20	395,000	386,408
Exelon Corporation
2.45%, 04/15/21	175,000	171,251
Exelon Generation Co. LLC
5.20%, 10/01/19	240,000	243,136
First Data Corporation
5.38%, 08/15/23 144A	400,000	394,000
FirstEnergy Corporation
2.85%, 07/15/22	2,357,000	2,299,106
Ford Motor Credit Co LLC
1.90%, 08/12/19	2,200,000	2,178,680
3.81%, 10/12/21	241,000	234,210
Ford Motor Credit Co. LLC
2.94%, 01/08/19	1,300,000	1,300,008
2.26%, 03/28/19	535,000	533,497
2.02%, 05/03/19	420,000	418,337
2.43%, 06/12/20	1,135,000	1,105,563
3.16%, 08/04/20	225,000	220,569
3.34%, 03/18/21	640,000	621,326
(Floating, ICE LIBOR USD 3M + 1.27%), 4.08%, 03/28/22†	235,000	224,650
4.14%, 02/15/23	345,000	328,231
Fortive Corporation
1.80%, 06/15/19	24,000	23,716
Freeport-McMoRan, Inc.
3.55%, 03/01/22	500,000	474,375
GATX Corporation
(Floating, ICE LIBOR USD 3M + 0.72%), 3.30%, 11/05/21†	500,000	495,051
General Electric Co.
(Variable, ICE LIBOR USD 3M + 3.33%), 5.00%, 01/21/21^	700,000	536,375
General Mills, Inc.
(Floating, ICE LIBOR USD 3M + 1.01%), 3.46%, 10/17/23†	200,000	195,481
General Motors Financial Co., Inc.
3.10%, 01/15/19	175,000	174,994
2.40%, 05/09/19	780,000	777,136
2.65%, 04/13/20	460,000	452,460
(Floating, ICE LIBOR USD 3M + 0.93%), 3.37%, 04/13/20†	1,010,000	1,003,872
2.45%, 11/06/20	605,000	587,881
3.20%, 07/06/21	800,000	781,910
4.20%, 11/06/21	395,000	395,084
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Floating, ICE LIBOR USD 3M + 1.55%), 3.99%, 01/14/22†	$ 895,000	$ 883,152
(Floating, ICE LIBOR USD 3M + 1.31%), 4.11%, 06/30/22†	614,000	593,726
3.25%, 01/05/23Δ	290,000	273,352
4.15%, 06/19/23	235,000	229,203
Georgia-Pacific LLC
3.73%, 07/15/23 144A	500,000	505,056
Gilead Sciences, Inc.
2.50%, 09/01/23	90,000	86,879
Glencore Funding LLC
(Floating, ICE LIBOR USD 3M + 1.36%), 3.80%, 01/15/19 144A †	680,000	680,184
Goldman Sachs Group, Inc. (The)
2.60%, 04/23/20	980,000	970,723
2.60%, 12/27/20Δ	990,000	971,932
3.00%, 04/26/22	1,835,000	1,777,924
3.20%, 02/23/23Δ	510,000	495,156
Harley-Davidson Financial Services, Inc.
2.15%, 02/26/20 144A	260,000	256,057
Hartford Financial Services Group, Inc. (The)
5.13%, 04/15/22	263,000	275,904
HCA, Inc.
5.88%, 03/15/22	1,180,000	1,212,450
HSBC USA, Inc.
2.75%, 08/07/20	1,500,000	1,484,023
Hughes Satellite Systems Corporation
6.50%, 06/15/19	275,000	277,922
Huntington National Bank (The)
2.38%, 03/10/20	1,240,000	1,228,396
Hyundai Capital America
2.50%, 03/18/19 144A	30,000	29,952
1.75%, 09/27/19 144A Δ	435,000	429,529
2.55%, 04/03/20 144A	315,000	311,088
IBM Credit LLC
3.45%, 11/30/20	285,000	286,552
International Lease Finance Corporation
5.88%, 04/01/19	1,385,000	1,390,735
6.25%, 05/15/19	1,300,000	1,311,619
8.25%, 12/15/20	800,000	861,016
Interpublic Group of Cos., Inc. (The)
3.50%, 10/01/20	230,000	230,382
3.75%, 10/01/21	80,000	80,551
Iron Mountain, Inc. REIT
4.38%, 06/01/21 144A	635,000	628,650
iStar, Inc. REIT
4.63%, 09/15/20	225,000	219,938
JPMorgan Chase & Co.
(Floating, ICE LIBOR USD 3M + 0.68%), 3.42%, 06/01/21†	1,265,000	1,257,743
(Floating, ICE LIBOR USD 3M + 0.61%), 3.41%, 06/18/22†	540,000	534,325
(Variable, ICE LIBOR USD 3M + 0.94%), 2.78%, 04/25/23^	815,000	790,632
	Par	Value
(Variable, ICE LIBOR USD 3M + 0.73%), 3.56%, 04/23/24^	$ 310,000	$ 307,838
(Floating, ICE LIBOR USD 3M + 0.89%), 3.37%, 07/23/24†	625,000	611,096
JPMorgan Chase Bank NA
(Variable, ICE LIBOR USD 3M + 0.28%), 2.60%, 02/01/21^	1,600,000	1,587,543
Kinder Morgan Energy Partners LP
5.00%, 10/01/21	300,000	308,675
Kinder Morgan, Inc.
3.05%, 12/01/19	810,000	805,510
3.15%, 01/15/23	220,000	213,982
(Floating, ICE LIBOR USD 3M + 1.28%), 3.72%, 01/15/23†	660,000	645,620
Kraft Heinz Foods Co.
(Floating, ICE LIBOR USD 3M + 0.82%), 3.44%, 08/10/22† Δ	400,000	395,342
Lam Research Corporation
2.80%, 06/15/21	65,000	64,314
Lehman Escrow Bonds
0.00%, 01/18/12#	600,000	11,400
Lennar Corporation
4.13%, 01/15/22	1,250,000	1,204,687
Level 3 Financing, Inc.
5.13%, 05/01/23	200,000	193,750
Marriott International, Inc.
3.00%, 03/01/19	225,000	224,722
Masco Corporation
5.95%, 03/15/22	683,000	724,283
McCormick & Co., Inc.
2.70%, 08/15/22	200,000	194,097
Metropolitan Life Global Funding I
2.40%, 01/08/21 144A Δ	790,000	778,197
Microchip Technology, Inc.
3.92%, 06/01/21 144A	475,000	471,462
Morgan Stanley
5.50%, 01/26/20	969,000	991,270
2.80%, 06/16/20	1,300,000	1,292,011
(Floating, ICE LIBOR USD 3M + 0.55%), 3.17%, 02/10/21†	1,500,000	1,483,689
(Floating, ICE LIBOR USD 3M + 1.18%), 3.65%, 01/20/22†	653,000	651,050
2.75%, 05/19/22	755,000	734,877
(Variable, ICE LIBOR USD 3M + 0.85%), 3.74%, 04/24/24^	415,000	411,872
Motorola Solutions, Inc.
3.50%, 09/01/21	1,900,000	1,886,063
MPLX LP
3.38%, 03/15/23Δ	190,000	184,600
Nabors Industries, Inc.
4.63%, 09/15/21Δ	1,050,000	946,772
Navient Corporation
4.88%, 06/17/19	620,000	618,062
8.00%, 03/25/20	400,000	407,440
6.63%, 07/26/21	575,000	556,312
Newmont Mining Corporation
3.50%, 03/15/22	280,000	277,277

See Notes to Financial Statements.

	Par	Value
NextEra Energy Capital Holdings, Inc.
(Floating, ICE LIBOR USD 3M + 0.40%), 3.11%, 08/21/20†	$1,000,000	$ 999,011
3.34%, 09/01/20	1,815,000	1,819,331
Nissan Motor Acceptance Corporation
2.25%, 01/13/20 144A	310,000	305,611
2.13%, 03/03/20 144A	455,000	447,653
2.15%, 09/28/20 144A Δ	515,000	500,570
3.65%, 09/21/21 144A Δ	5,000,000	4,977,957
Northwest Airlines Pass Through Trust, Series 2002-1, Class G2
6.26%, 11/20/21	63,448	64,298
Nuance Communications, Inc.
5.38%, 08/15/20 144A	182,000	181,886
NuStar Logistics LP
6.75%, 02/01/21	250,000	253,125
ONEOK, Inc.
4.25%, 02/01/22	300,000	303,030
Pacific Gas & Electric Co.
4.25%, 08/01/23 144A	425,000	395,919
Pennsylvania Electric Co.
5.20%, 04/01/20	500,000	512,660
Penske Truck Leasing Co. LP
3.05%, 01/09/20 144A	760,000	756,946
3.20%, 07/15/20 144A	1,000,000	995,382
3.38%, 02/01/22 144A	755,000	747,113
4.25%, 01/17/23 144A	165,000	167,640
2.70%, 03/14/23 144A	255,000	243,526
Phillips 66
(Floating, ICE LIBOR USD 3M + 0.60%), 3.29%, 02/26/21†	595,000	588,529
Pioneer Natural Resources Co.
3.45%, 01/15/21	300,000	299,245
Protective Life Global Funding
2.16%, 09/25/20 144A	1,565,000	1,537,466
QEP Resources, Inc.
6.88%, 03/01/21	543,000	549,787
QUALCOMM, Inc.
3.00%, 05/20/22	205,000	201,776
2.60%, 01/30/23	345,000	332,192
Qwest Corporation
6.75%, 12/01/21	350,000	358,734
Rockies Express Pipeline LLC
6.00%, 01/15/19 144A	285,000	285,178
Ryder System, Inc.
3.75%, 06/09/23Δ	250,000	248,715
S&P Global, Inc.
3.30%, 08/14/20	800,000	801,873
Sabine Pass Liquefaction LLC
5.63%, 02/01/21	1,170,000	1,206,005
6.25%, 03/15/22	1,100,000	1,157,417
Santander Holdings USA, Inc.
2.65%, 04/17/20	1,230,000	1,214,466
4.45%, 12/03/21	1,265,000	1,287,769
3.70%, 03/28/22	815,000	801,013
Sempra Energy
1.63%, 10/07/19	385,000	379,749
	Par	Value
2.40%, 02/01/20	$ 290,000	$ 286,176
(Floating, ICE LIBOR USD 3M + 0.50%), 2.94%, 01/15/21†	630,000	619,601
Sirius XM Radio, Inc.
3.88%, 08/01/22 144A	1,250,000	1,193,750
SLM Corporation
5.13%, 04/05/22	404,000	392,890
Smithfield Foods, Inc.
2.70%, 01/31/20 144A	250,000	246,680
2.65%, 10/03/21 144A	495,000	473,259
Southern California Edison Co.
2.90%, 03/01/21	1,000,000	987,944
1.85%, 02/01/22	750,000	729,623
Spectra Energy Partners LP
4.75%, 03/15/24	90,000	92,593
Sprint Spectrum Co., LLC
3.36%, 09/20/21 144A	1,285,625	1,272,769
4.74%, 03/20/25 144A	445,000	437,769
Starwood Property Trust, Inc. REIT
3.63%, 02/01/21	270,000	260,550
5.00%, 12/15/21	275,000	270,875
Sterling Bancorp
3.50%, 06/08/20	480,000	477,033
Sunoco Logistics Partners Operations LP
5.50%, 02/15/20	130,000	132,540
SunTrust Bank
(Variable, ICE LIBOR USD 3M + 0.30%), 2.59%, 01/29/21^	1,515,000	1,500,698
Synchrony Financial
3.00%, 08/15/19	390,000	387,484
(Floating, ICE LIBOR USD 3M + 1.23%), 3.81%, 02/03/20†	250,000	249,851
Targa Resources Partners LP
4.13%, 11/15/19	150,000	149,063
Tenet Healthcare Corporation
6.00%, 10/01/20	435,000	442,069
Texas Eastern Transmission LP
2.80%, 10/15/22 144A	340,000	327,250
Time Warner Cable LLC
8.75%, 02/14/19	150,000	150,842
8.25%, 04/01/19	95,000	96,072
Total System Services, Inc.
3.75%, 06/01/23	240,000	238,287
TRI Pointe Group, Inc.
4.88%, 07/01/21	300,000	287,250
Unit Corporation
6.63%, 05/15/21	175,000	160,125
United Technologies Corporation
(Floating, ICE LIBOR USD 3M + 0.65%), 3.28%, 08/16/21†	370,000	368,748
3.35%, 08/16/21	915,000	913,092
3.65%, 08/16/23	710,000	707,964
US Airways Pass-Through Trust, Series 2012-1, Class B
8.00%, 10/01/19	229,430	236,868
US Bank NA
2.13%, 10/28/19Δ	370,000	367,430
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Verizon Communications, Inc.
(Floating, ICE LIBOR USD 3M + 1.10%), 3.72%, 05/15/25†	$1,900,000	$ 1,843,843
Virginia Electric & Power Co.
5.00%, 06/30/19	175,000	176,369
Vistra Energy Corporation
5.88%, 06/01/23	150,000	150,750
Volkswagen Group of America Finance LLC
3.88%, 11/13/20 144A	820,000	824,368
4.00%, 11/12/21 144A	605,000	605,029
Walgreen Co.
3.10%, 09/15/22Δ	370,000	361,248
Walgreens Boots Alliance, Inc.
2.70%, 11/18/19	925,000	919,918
Warner Media LLC
4.70%, 01/15/21	170,000	174,407
WEA Finance LLC REIT
2.70%, 09/17/19 144A	260,000	258,876
WEC Energy Group, Inc.
3.38%, 06/15/21	555,000	554,975
Wells Fargo & Co.
2.13%, 04/22/19	325,000	324,055
(Floating, ICE LIBOR USD 3M + 0.93%), 3.55%, 02/11/22†	500,000	496,979
3.07%, 01/24/23	50,000	48,724
Wells Fargo Bank NA
2.60%, 01/15/21	1,500,000	1,481,805
Welltower, Inc. REIT
6.13%, 04/15/20	784,000	808,988
Williams Cos., Inc. (The)
4.00%, 11/15/21	175,000	175,789
3.60%, 03/15/22	895,000	878,839
3.70%, 01/15/23	480,000	468,852
4.55%, 06/24/24	325,000	328,535
Willis North America, Inc.
3.60%, 05/15/24	230,000	224,834
WR Grace & Co-Conn
5.13%, 10/01/21 144A	135,000	133,988
WRKCo, Inc.
3.75%, 03/15/25 144A	115,000	112,998
Xerox Corporation
3.50%, 08/20/20	270,000	262,051
Xilinx, Inc.
2.13%, 03/15/19	325,000	324,284
Zimmer Biomet Holdings, Inc.
2.70%, 04/01/20	190,000	188,244
Zoetis, Inc.
3.45%, 11/13/20	300,000	300,956
Total Corporate Bonds (Cost $220,463,904)		217,708,366
FOREIGN BONDS — 14.2%
Australia — 1.1%
Australia & New Zealand Banking Group, Ltd.
2.25%, 11/09/20	250,000	246,126
	Par	Value
Commonwealth Bank of Australia
2.05%, 09/18/20 144A Δ	$ 250,000	$ 245,247
Macquarie Group, Ltd.
(Floating, ICE LIBOR USD 3M + 1.02%), 3.73%, 11/28/23 144A †	1,435,000	1,407,591
(Floating, ICE LIBOR USD 3M + 1.35%), 4.17%, 03/27/24 144A †	3,200,000	3,134,906
National Australia Bank, Ltd.
2.25%, 03/16/21 144A	1,500,000	1,479,256
Suncorp-Metway, Ltd.
2.10%, 05/03/19 144A	1,700,000	1,694,305
2.35%, 04/27/20 144A	420,000	414,634
2.38%, 11/09/20 144A	785,000	769,455
Virgin Australia Pass-Through Trust, Series 2013-1A
5.00%, 10/23/23 144A	168,341	170,849
Woodside Finance, Ltd.
4.60%, 05/10/21 144A	400,000	404,957
3.70%, 09/15/26 144A	400,000	369,199
		10,336,525
Bermuda — 0.0%
Enstar Group, Ltd.
4.50%, 03/10/22	275,000	277,035
Brazil — 0.0%
Vale Overseas, Ltd.
4.38%, 01/11/22	47,000	47,940
Canada — 0.4%
Bank of Montreal
1.75%, 09/11/19	360,000	356,806
Bausch Health Cos., Inc.
6.50%, 03/15/22 144A	300,000	302,250
Cenovus Energy, Inc.
5.70%, 10/15/19	461,538	469,890
Enbridge, Inc.
2.90%, 07/15/22	15,000	14,528
Encana Corporation
3.90%, 11/15/21	450,000	450,658
Province of Alberta Canada
1.90%, 12/06/19	1,000,000	991,986
1.75%, 08/26/20 144A	1,000,000	984,332
TransCanada PipeLines, Ltd.
3.13%, 01/15/19	115,000	114,991
3.75%, 10/16/23	330,000	329,158
		4,014,599
Chile — 0.2%
Banco del Estado de Chile
2.67%, 01/08/21 144A	725,000	709,512
Banco Santander Chile
2.50%, 12/15/20 144A	635,000	621,360
Itau CorpBanca
3.88%, 09/22/19 144A Δ	500,000	502,419
		1,833,291

See Notes to Financial Statements.

	Par	Value
China — 0.6%
Baidu, Inc.
2.88%, 07/06/22	$ 235,000	$ 228,526
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	610,000	592,463
Sinopec Group Overseas Development 2015, Ltd.
2.50%, 04/28/20	3,500,000	3,457,881
Sinopec Group Overseas Development 2017, Ltd.
2.38%, 04/12/20 144A	970,000	959,406
		5,238,276
Finland — 0.2%
Nokia OYJ
5.38%, 05/15/19Δ	79,000	79,395
3.38%, 06/12/22	185,000	175,287
Nordea Bank Abp
(Floating, ICE LIBOR USD 3M + 0.20%), 2.99%, 04/05/19†	500,000	500,158
1.63%, 09/30/19 144A	280,000	276,938
2.25%, 05/27/21 144A Δ	335,000	326,732
		1,358,510
France — 0.7%
Banque Federative du Credit Mutuel
2.20%, 07/20/20 144A	1,230,000	1,207,704
BNP Paribas SA
(Floating, ICE LIBOR USD 3M + 0.25%), 3.04%, 04/08/19†	1,500,000	1,500,529
BPCE SA
(Floating, ICE LIBOR USD 3M + 1.22%), 3.90%, 05/22/22 144A †	545,000	544,627
Credit Agricole SA
3.38%, 01/10/22 144A	680,000	669,345
Dexia Credit Local SA
2.25%, 02/18/20	2,100,000	2,087,978
		6,010,183
Germany — 0.9%
Deutsche Bank AG
3.15%, 01/22/21	1,405,000	1,358,426
4.25%, 02/04/21	410,000	404,261
Erste Abwicklungsanstalt
1.38%, 10/30/19	2,000,000	1,977,754
(Floating, ICE LIBOR USD 3M + 0.21%), 2.98%, 03/09/20†	4,000,000	4,008,794
IHO Verwaltungs GmbH
Cash coupon 4.13% or PIK 4.88%, 09/15/21 144A	400,000	382,000
		8,131,235
Hong Kong — 0.2%
CK Hutchison International 17 II, Ltd.
2.25%, 09/29/20 144A	990,000	973,922
Goodman HK Finance
4.38%, 06/19/24	1,200,000	1,205,923
		2,179,845
	Par	Value
India — 0.4%
Export-Import Bank of India
2.75%, 04/01/20	$1,300,000	$ 1,286,054
ICICI Bank, Ltd.
3.13%, 08/12/20	1,000,000	987,973
State Bank of India
(Floating, ICE LIBOR USD 3M + 0.95%), 3.74%, 04/06/20†	1,000,000	1,001,260
		3,275,287
Indonesia — 0.1%
Pelabuhan Indonesia III Persero PT
4.50%, 05/02/23 144A Δ	1,175,000	1,155,172
Ireland — 1.1%
AerCap Ireland Capital DAC
3.75%, 05/15/19	745,000	745,012
3.95%, 02/01/22	940,000	924,152
3.50%, 05/26/22	460,000	446,349
3.30%, 01/23/23	155,000	147,498
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	3,560,000	3,510,731
2.40%, 09/23/21	3,090,000	2,989,926
2.88%, 09/23/23	565,000	534,686
SMBC Aviation Capital Finance DAC
2.65%, 07/15/21 144A Δ	390,000	379,727
3.00%, 07/15/22 144A Δ	540,000	524,117
Willis Towers Watson PLC
5.75%, 03/15/21	131,000	137,071
		10,339,269
Italy — 0.9%
Intesa Sanpaolo SpA
3.38%, 01/12/23 144A Δ	200,000	185,441
Italy Buoni Ordinari del Tesoro BOT
0.05%, 01/31/19(E) Ω	1,320,000	1,512,652
Italy Buoni Poliennali Del Tesoro
4.25%, 02/01/19(E) 144A	650,000	747,573
4.50%, 03/01/19(E)	3,255,000	3,757,137
0.10%, 04/15/19(E)	1,300,000	1,490,293
		7,693,096
Japan — 1.6%
Central Nippon Expressway Co., Ltd.
(Floating, ICE LIBOR USD 3M + 0.85%), 3.63%, 09/14/21†	1,000,000	1,003,029
2.85%, 03/03/22	2,000,000	1,969,260
Japan Finance Organization for Municipalities
2.00%, 09/08/20 144A	200,000	196,823
Mitsubishi UFJ Financial Group, Inc.
2.95%, 03/01/21	250,000	247,565
3.54%, 07/26/21	65,000	65,268
(Floating, ICE LIBOR USD 3M + 0.79%), 3.28%, 07/25/22†	1,500,000	1,483,517
(Floating, ICE LIBOR USD 3M + 0.74%), 3.48%, 03/02/23†	900,000	885,597
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Mitsubishi UFJ Lease & Finance Co., Ltd.
2.25%, 09/07/21	$ 500,000	$ 480,072
Mitsubishi UFJ Trust & Banking Corporation
2.45%, 10/16/19 144A	480,000	477,319
2.65%, 10/19/20 144A	700,000	692,510
Mizuho Bank, Ltd.
2.65%, 09/25/19 144A	320,000	318,909
2.40%, 03/26/20 144A	510,000	505,108
Sumitomo Mitsui Financial Group, Inc.
2.06%, 07/14/21	1,100,000	1,065,698
2.85%, 01/11/22	335,000	328,986
(Floating, ICE LIBOR USD 3M + 0.74%), 3.18%, 10/18/22†	2,000,000	1,983,016
Sumitomo Mitsui Trust Bank, Ltd.
1.95%, 09/19/19 144A	490,000	485,697
2.05%, 10/18/19 144A	520,000	515,538
Takeda Pharmaceutical Co., Ltd.
3.80%, 11/26/20 144A	690,000	694,478
4.00%, 11/26/21 144A	1,100,000	1,115,741
		14,514,131
Luxembourg — 0.1%
ArcelorMittal
5.25%, 08/05/20	500,000	507,632
Malaysia — 0.1%
Petronas Capital, Ltd.
5.25%, 08/12/19	900,000	911,717
Netherlands — 2.2%
BNG Bank NV
2.50%, 02/28/20 144A Δ	2,000,000	1,995,810
1.75%, 10/05/20 144A	1,450,000	1,426,580
Cooperatieve Rabobank UA
(Floating, ICE LIBOR USD 3M + 0.20%), 2.99%, 04/05/19†	1,500,000	1,500,550
3.13%, 04/26/21	1,570,000	1,564,775
3.88%, 09/26/23 144A Δ	505,000	507,073
Deutsche Telekom International Finance BV
6.00%, 07/08/19Δ	390,000	395,367
Enel Finance International NV
4.25%, 09/14/23 144A	1,250,000	1,223,519
ING Groep NV
(Floating, ICE LIBOR USD 3M + 1.15%), 3.95%, 03/29/22†	365,000	365,038
4.10%, 10/02/23	565,000	565,261
LeasePlan Corporation NV
2.88%, 01/22/19 144A	1,500,000	1,499,461
Mylan NV
2.50%, 06/07/19	336,000	334,455
Nederlandse Waterschapsbank NV
(Floating, ICE LIBOR USD 3M + 0.02%), 2.81%, 03/15/19 144A †	6,000,000	6,000,861
NXP BV
4.13%, 06/15/20 144A	275,000	274,409
4.13%, 06/01/21 144A	1,600,000	1,584,000
	Par	Value
4.63%, 06/15/22 144A	$ 200,000	$ 197,500
3.88%, 09/01/22 144A	585,000	563,062
		19,997,721
New Zealand — 0.0%
ANZ New Zealand International, Ltd.
2.20%, 07/17/20 144A	340,000	334,360
Norway — 0.1%
DNB Bank ASA
2.13%, 10/02/20 144A Δ	950,000	931,521
Peru — 0.1%
Fondo MIVIVIENDA SA
3.50%, 01/31/23 144A	690,000	665,167
Qatar — 0.0%
QNB Finance, Ltd.
2.13%, 09/07/21	200,000	190,764
Singapore — 0.1%
BOC Aviation, Ltd.
3.00%, 05/23/22	700,000	681,752
South Korea — 0.1%
Hyundai Capital Services, Inc.
1.63%, 08/30/19 144A	520,000	514,701
KT Corporation
2.63%, 04/22/19	800,000	799,218
		1,313,919
Spain — 0.1%
El Corte Ingles SA
3.00%, 03/15/24(E) 144A	400,000	461,646
Sweden — 0.1%
Stadshypotek AB
2.50%, 04/05/22 144A	1,000,000	985,504
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	155,000	152,579
		1,138,083
Switzerland — 0.6%
Credit Suisse Group AG
3.57%, 01/09/23 144A	750,000	732,325
Credit Suisse Group Funding Guernsey, Ltd.
2.75%, 03/26/20	900,000	890,557
3.80%, 09/15/22	450,000	447,099
UBS AG
2.38%, 08/14/19	250,000	249,009
2.20%, 06/08/20 144A	1,490,000	1,466,970
2.45%, 12/01/20 144A	755,000	741,376
UBS Group Funding Switzerland AG
(Floating, ICE LIBOR USD 3M + 1.78%), 4.22%, 04/14/21 144A †	900,000	914,727
(Variable, ICE LIBOR USD 3M + 0.95%), 2.86%, 08/15/23 144A ^	365,000	351,231
		5,793,294

See Notes to Financial Statements.

	Par	Value
United Arab Emirates — 0.2%
Abu Dhabi Government International Bond
2.50%, 10/11/22 144A	$ 655,000	$ 637,033
ADCB Finance Cayman, Ltd.
3.00%, 03/04/19	1,000,000	999,565
		1,636,598
United Kingdom — 2.0%
Aon PLC
2.80%, 03/15/21	225,000	222,668
Barclays PLC
2.75%, 11/08/19	700,000	695,442
3.25%, 01/12/21	1,210,000	1,186,792
(Variable, ICE LIBOR USD 3M + 1.40%), 4.61%, 02/15/23^	1,650,000	1,637,252
HSBC Holdings PLC
(Floating, ICE LIBOR USD 3M + 0.60%), 3.24%, 05/18/21†	900,000	886,946
(Floating, ICE LIBOR USD 3M + 0.65%), 3.43%, 09/11/21†	2,690,000	2,655,451
(Variable, ICE LIBOR USD 3M + 1.06%), 3.26%, 03/13/23^	555,000	543,400
Jaguar Land Rover Automotive PLC
3.50%, 03/15/20 144A Δ	300,000	287,625
Lloyds Banking Group PLC
(Floating, ICE LIBOR USD 3M + 0.80%), 3.59%, 06/21/21†	2,000,000	1,981,005
4.50%, 11/04/24	370,000	357,733
Royal Bank of Scotland Group PLC
(Floating, ICE LIBOR USD 3M + 1.47%), 4.09%, 05/15/23†	1,810,000	1,756,839
Santander UK Group Holdings PLC
2.88%, 08/05/21	3,500,000	3,380,489
3.57%, 01/10/23	350,000	335,325
(Variable, ICE LIBOR USD 3M + 1.08%), 3.37%, 01/05/24^	215,000	204,186
Santander UK PLC
3.75%, 11/15/21Δ	525,000	523,979
Sky, Ltd.
2.63%, 09/16/19 144A	221,000	219,369
Standard Chartered PLC
2.10%, 08/19/19 144A Δ	580,000	574,996
Vodafone Group PLC
(Floating, ICE LIBOR USD 3M + 0.99%), 3.43%, 01/16/24†	500,000	488,079
		17,937,576
Total Foreign Bonds (Cost $130,369,404)		128,906,144
MORTGAGE-BACKED SECURITIES — 19.8%
American Home Mortgage Assets Trust, Series 2006-5, Class A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.92%, 0.92% Floor), 3.08%, 11/25/46†	686,807	346,522
American Home Mortgage Investment Trust, Series 2004-3, Class 5A
(Floating, ICE LIBOR USD 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 4.25%, 10/25/34†	40,246	40,113
	Par	Value
Americold LLC, Series 2010-ARTA, Class A1
3.85%, 01/14/29 144A	$ 422,860	$ 425,953
AOA Mortgage Trust, Series 2015-1177, Class A
2.96%, 12/13/29 144A	1,330,000	1,324,963
Apollo Trust, Series 2009-1, Class A3
(Floating, Australian BBSW 1M + 1.30%), 3.33%, 10/03/40(A) †	51,045	35,987
Aventura Mall Trust, Series 2013-AVM, Class A
3.74%, 12/05/32 144A † γ	1,770,000	1,789,065
Aventura Mall Trust, Series 2013-AVM, Class B
3.74%, 12/05/32 144A † γ	1,410,000	1,434,650
Banc of America Funding Trust, Series 2006-J, Class 4A1
4.45%, 01/20/47† γ	237,185	226,413
Banc of America Mortgage Trust, Series 2003-L, Class 3A1
4.63%, 01/25/34† γ	83,870	83,064
Banc of America Mortgage Trust, Series 2004-2, Class 5A1
6.50%, 10/25/31	28,097	28,918
Banc of America Mortgage Trust, Series 2004-I, Class 3A2
4.84%, 10/25/34† γ	141,503	143,891
Bear Stearns ALT-A Trust, Series 2004-10, Class 2A1
(Floating, ICE LIBOR USD 1M + 0.66%, 0.33% Floor, 11.50% Cap), 3.17%, 09/25/34†	620,662	607,416
Bear Stearns ALT-A Trust, Series 2004-13, Class A1
(Floating, ICE LIBOR USD 1M + 0.74%, 0.37% Floor, 11.50% Cap), 3.25%, 11/25/34†	22,623	22,549
Bear Stearns ARM Trust, Series 2003-8, Class 4A1
4.69%, 01/25/34† γ	135,311	136,592
Bear Stearns ARM Trust, Series 2004-5, Class 2A
4.38%, 07/25/34† γ	127,563	126,834
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class AM
5.46%, 01/12/45† γ	154,270	155,305
BX Trust, Series 2017-APPL, Class A
(Floating, ICE LIBOR USD 1M + 0.88%, 0.88% Floor), 3.34%, 07/15/34 144A †	2,147,368	2,136,641
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class A
3.53%, 10/15/34 144A	585,000	589,235
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class ASB
3.37%, 06/15/50	1,500,000	1,506,941
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class B
3.21%, 04/10/28 144A	850,000	848,769
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
CHL Mortgage Pass-Through Trust, Series 2004-29, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.27% Floor, 11.50% Cap), 3.05%, 02/25/35†	$ 72,002	$ 68,613
Citigroup Commercial Mortgage Trust, Series 2015-SHP2, Class A
(Floating, ICE LIBOR USD 1M + 1.28%, 1.28% Floor), 3.74%, 07/15/27 144A †	1,035,000	1,030,367
CLNS Trust, Series 2017-IKPR, Class A
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 3.20%, 06/11/32 144A †	420,000	417,716
COMM Mortgage Trust, Series 2012-CR4, Class ASB
2.44%, 10/15/45	558,746	552,875
COMM Mortgage Trust, Series 2013-CR12, Class A2
2.90%, 10/10/46	382,629	382,197
COMM Mortgage Trust, Series 2013-CR8, Class A5
3.61%, 06/10/46	750,000	760,401
COMM Mortgage Trust, Series 2013-SFS, Class A1
1.87%, 04/12/35 144A	366,425	356,740
COMM Mortgage Trust, Series 2014-CR17, Class ASB
3.60%, 05/10/47	1,525,000	1,548,783
COMM Mortgage Trust, Series 2014-PAT, Class A
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 3.19%, 08/13/27 144A †	100,000	99,929
COMM Mortgage Trust, Series 2014-TWC, Class A
(Floating, ICE LIBOR USD 1M + 0.85%, 0.85% Floor), 3.24%, 02/13/32 144A †	1,728,000	1,724,098
COMM Mortgage Trust, Series 2014-UBS3, Class ASB
3.37%, 06/10/47	1,055,000	1,063,890
COMM Mortgage Trust, Series 2014-UBS5, Class ASB
3.55%, 09/10/47	390,000	395,096
COMM Mortgage Trust, Series 2015-CR24, Class ASB
3.45%, 08/10/48	480,000	485,218
COMM Mortgage Trust, Series 2015-CR25, Class ASB
3.54%, 08/10/48	1,160,000	1,175,748
COMM Trust, Series 2013-GAM, Class A1
1.71%, 02/10/28 144A	420,113	412,410
Core Industrial Trust, Series 2015-TEXW, Class A
3.08%, 02/10/34 144A	1,439,120	1,434,114
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA
1.80%, 01/15/49† IO γ	984,311	87,560
	Par	Value
CSMC Trust Series 2017-1
4.50%, 03/25/21	$ 362,919	$ 364,257
CSMC Trust, Series 2013-IVR2, Class AD
1.55%, 04/25/43 144A	611,122	587,306
Deutsche Alt-B Securities Mortgage Loan Trust Series, Series 2006-AB4, Class A6A1
(Step to 5.62% on 02/25/19), 5.87%, 10/25/36 STEP	206,917	192,045
Deutsche Alt-B Securities Mortgage Loan Trust Series, Series 2006-AB4, Class A6A2
(Step to 5.62% on 02/25/19), 5.89%, 10/25/36 STEP	206,917	192,042
Exantas Capital Corporation, Ltd., Series 2018-RSO6, Class A
(Floating, ICE LIBOR USD 1M + 0.83%, 0.83% Floor), 3.29%, 06/15/35 144A †	430,000	429,482
Fannie Mae Connecticut Avenue Securities, Series 2016-C02
(Floating, ICE LIBOR USD 1M + 2.15%), 4.66%, 09/25/28†	37,762	37,818
Fannie Mae Connecticut Avenue Securities, Series 2016-C05
(Floating, ICE LIBOR USD 1M + 1.35%, 1.35% Floor), 3.86%, 01/25/29†	118,888	119,069
Fannie Mae Connecticut Avenue Securities, Series 2017-C02
(Floating, ICE LIBOR USD 1M + 1.15%), 3.66%, 09/25/29†	482,271	483,490
Fannie Mae Connecticut Avenue Securities, Series 2017-C04
(Floating, ICE LIBOR USD 1M + 0.85%), 3.36%, 11/25/29†	653,097	653,287
Fannie Mae Connecticut Avenue Securities, Series 2018-C05, Class 1M1
(Floating, ICE LIBOR USD 1M + 0.72%, 0.72% Floor), 3.23%, 01/25/31†	970,323	968,388
Federal Home Loan Mortgage Corporation
5.00%, 01/01/19	381	387
5.00%, 02/01/19	1,260	1,270
5.00%, 12/01/19	16,961	17,198
5.50%, 05/01/22	72,811	73,769
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.36%, 13.12% Cap), 4.43%, 07/01/27†	4,148	4,352
2.50%, 11/01/27	1,413,414	1,398,129
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 11.05% Cap), 4.73%, 11/01/31†	29,452	31,649
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 10.94% Cap), 4.12%, 04/01/32†	5,451	5,699

See Notes to Financial Statements.

	Par	Value
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.04%, 9.71% Cap), 3.93%, 06/01/33†	$ 417,176	$ 437,405
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 9.49% Cap), 4.74%, 10/01/34†	79,912	84,219
(Floating, ICE LIBOR USD 1Y + 1.75%, 10.76% Cap), 4.41%, 08/01/35†	239,471	249,961
(Floating, ICE LIBOR USD 1Y + 1.35%, 10.35% Cap), 4.09%, 09/01/35†	135,173	139,826
(Floating, ICE LIBOR USD 1Y + 1.63%, 10.86% Cap), 4.40%, 10/01/35†	163,542	170,754
(Floating, ICE LIBOR USD 1Y + 1.52%, 11.83% Cap), 3.43%, 04/01/36†	197,482	205,141
Federal Home Loan Mortgage Corporation REMIC, Series 3228
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.50% Cap), 2.96%, 10/15/36†	1,646,815	1,664,618
Federal Home Loan Mortgage Corporation REMIC, Series 3710
4.00%, 08/15/25 STEP	134,477	140,108
Federal Home Loan Mortgage Corporation REMIC, Series 3959
4.50%, 11/15/41	340,259	358,175
Federal Home Loan Mortgage Corporation REMIC, Series 3986
4.50%, 09/15/41	394,181	412,518
Federal Home Loan Mortgage Corporation REMIC, Series 4459
3.00%, 08/15/43	626,685	623,388
Federal Home Loan Mortgage Corporation REMIC, Series 4493
3.00%, 02/15/44	483,967	483,585
Federal Home Loan Mortgage Corporation REMIC, Series 4494
3.75%, 10/15/42	572,757	585,086
Federal National Mortgage Association
5.00%, 07/01/19	2,724	2,773
5.00%, 05/01/21	12,421	12,643
5.00%, 11/01/21	9,262	9,428
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.99%, 10.58% Cap), 3.86%, 12/01/24 CONV †	9,510	9,658
2.50%, 12/01/27	848,290	837,190
3.00%, 09/01/30	389,659	390,041
3.00%, 02/01/31	2,009,842	2,006,860
3.00%, 04/01/31	34,834	34,783
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.22%, 11.69% Cap), 4.52%, 09/01/31†	40,367	41,863
2.50%, 10/01/31	832,606	813,701
2.50%, 11/01/31	1,647,237	1,609,836
2.50%, 01/01/32	15,490	15,146
3.00%, 03/01/32	1,246,960	1,245,110
(Floating, ICE LIBOR USD 1M + 1.31%, 11.27% Cap), 3.56%, 08/01/32†	334,034	340,551
	Par	Value
3.00%, 11/01/32	$ 119,906	$ 119,706
3.00%, 12/01/32	1,760,722	1,757,772
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 9.73% Cap), 3.83%, 12/01/32†	287,457	303,378
2.50%, 01/19/33 TBA	1,960,000	1,914,254
4.00%, 01/19/33 TBA	545,000	557,901
4.50%, 01/19/33 TBA	510,000	519,324
3.00%, 03/01/33	494,471	493,643
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.41%, 9.42% Cap), 4.45%, 06/01/33†	14,345	14,988
3.00%, 11/01/33	980,317	978,674
3.00%, 12/01/33	1,199,996	1,197,985
(Floating, ICE LIBOR USD 1Y + 1.66%, 10.09% Cap), 3.60%, 02/01/35†	149,968	156,798
(Floating, ICE LIBOR USD 1Y + 1.73%, 10.74% Cap), 4.48%, 09/01/35†	133,921	139,577
(Floating, ICE LIBOR USD 1Y + 1.74%, 11.11% Cap), 3.49%, 12/01/35†	4,993	5,054
(Floating, ICE LIBOR USD 1Y + 1.73%, 9.50% Cap), 4.29%, 05/01/38†	1,350,601	1,415,910
(Floating, ICE LIBOR USD 1Y + 1.62%, 0.01% Floor, 9.38% Cap), 4.07%, 08/01/38†	126,912	132,621
(Floating, ICE LIBOR USD 1Y + 1.49%, 10.08% Cap), 4.12%, 10/01/38†	278,889	290,261
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 10.71% Cap), 3.25%, 08/01/42†	129,967	129,276
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 9.25% Cap), 3.25%, 08/01/42†	148,522	147,710
(Floating, ICE LIBOR USD 1Y + 1.73%, 8.38% Cap), 3.29%, 09/01/42†	636,517	647,379
(Floating, ICE LIBOR USD 1Y + 1.70%, 7.71% Cap), 2.72%, 07/01/43†	1,070,550	1,075,417
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 8.49% Cap), 3.25%, 07/01/44†	141,526	140,741
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 9.61% Cap), 3.25%, 10/01/44†	117,334	116,696
(Floating, ICE LIBOR USD 1Y + 1.59%, 7.66% Cap), 2.66%, 06/01/45†	1,275,080	1,276,871
3.50%, 01/19/48 TBA	7,399,000	7,387,968
4.00%, 01/19/48 TBA	13,200,000	13,456,780
3.50%, 02/19/48 TBA	9,201,000	9,193,152
4.00%, 02/19/48 TBA	5,000,000	5,092,580
Federal National Mortgage Association ACES, Series 2015-M4
0.37%, 07/25/22† IO γ	19,797,735	210,113
Federal National Mortgage Association ACES, Series 2016-M6
1.79%, 06/25/19	8,266	8,226
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal National Mortgage Association REMIC, Series 2004-80
4.00%, 11/25/19	$ 1,265	$ 1,262
Federal National Mortgage Association REMIC, Series 2006-98
(Floating, ICE LIBOR USD 1M + 0.43%, 0.43% Floor, 7.00% Cap), 2.94%, 10/25/36†	222,652	223,792
Federal National Mortgage Association REMIC, Series 2007-100
(Floating, ICE LIBOR USD 1M + 0.55%, 0.55% Floor, 7.00% Cap), 3.06%, 10/25/37†	383,991	387,158
Federal National Mortgage Association REMIC, Series 2010-72
(Floating, ICE LIBOR USD 1M + 0.72%, 0.72% Floor, 6.50% Cap), 3.23%, 07/25/40†	994,216	1,011,310
Federal National Mortgage Association REMIC, Series 2011-48
4.00%, 06/25/26 STEP	215,089	224,408
Federal National Mortgage Association REMIC, Series 2012-79
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 6.50% Cap), 2.96%, 07/25/42†	299,685	301,890
Federal National Mortgage Association REMIC, Series 2015-38
(Floating, ICE LIBOR USD 1M + 0.31%, 0.31% Floor), 2.61%, 06/25/55†	388,661	388,215
Federal National Mortgage Association REMIC, Series 2016-11
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor), 2.80%, 03/25/46†	1,980,316	1,979,366
Federal National Mortgage Association REMIC, Series 2016-40
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor), 2.75%, 07/25/46†	2,388,003	2,384,835
FHLMC Multifamily Structured Pass Through Certificates, Series KIR2
2.75%, 03/25/27	441,039	436,980
FHLMC Multifamily Structured Pass Through Certificates, Series KJ18
3.07%, 08/25/22	390,000	392,157
FHLMC Multifamily Structured Pass Through Certificates, Series KW01
0.97%, 01/25/26† IO γ	2,623,412	144,477
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-HQA3
(Floating, ICE LIBOR USD 1M + 0.55%), 3.06%, 04/25/30†	678,956	677,786
	Par	Value
FHLMC Structured Pass-Through Certificates, Series T-56
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor, 8.50% Cap), 3.51%, 05/25/43†	$ 495,995	$ 507,305
FHLMC Structured Pass-Through Certificates, Series T-61
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 3.56%, 07/25/44†	589,025	611,397
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1, Class A1
4.29%, 06/25/34† γ	171,717	170,075
Flagstar Mortgage Trust, Series 2018-4, Class A4
4.00%, 07/25/48 144A	1,963,952	1,980,272
FNBA Mortgage Loan Trust, Series 2004-AR1, Class A2
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor, 10.50% Cap), 2.87%, 08/19/34†	408,824	405,439
Gosforth Funding, Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.45%), 3.14%, 08/25/60 144A †	777,645	783,631
Government National Mortgage Association
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 2.00% Floor, 12.00% Cap), 3.63%, 06/20/21†	688	692
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 0.50% Floor, 10.50% Cap), 3.38%, 03/20/22†	42,606	42,969
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 3.38%, 03/20/22†	5,944	5,996
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 3.38%, 01/20/23†	8,833	8,938
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 10.00% Cap), 3.63%, 05/20/24†	21,257	21,686
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 3.75%, 07/20/25†	29,048	29,856
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.00% Floor, 11.00% Cap), 3.75%, 08/20/25†	8,457	8,695
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.00% Floor, 11.00% Cap), 3.13%, 11/20/25†	29,778	30,601
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 3.13%, 12/20/26†	42,953	44,263

See Notes to Financial Statements.

	Par	Value
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.00% Floor, 11.00% Cap), 3.75%, 07/20/27†	$ 997	$ 1,030
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 10.00% Cap), 3.13%, 10/20/27†	15,166	15,655
8.50%, 10/15/29	20,438	20,763
8.50%, 04/15/30	3,977	4,015
8.50%, 05/15/30	55,558	57,125
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 3.63%, 05/20/30†	23,436	24,206
8.50%, 07/15/30	40,968	42,624
8.50%, 08/15/30	4,769	4,824
8.50%, 11/15/30	6,601	6,813
8.50%, 12/15/30	23,388	25,869
8.50%, 02/15/31	14,855	15,284
Government National Mortgage Association, Series 2007-30
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 6.50% Cap), 2.77%, 05/20/37†	117,074	116,994
Government National Mortgage Association, Series 2011-H08
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 10.50% Cap), 2.91%, 02/20/61†	1,038,440	1,042,865
Government National Mortgage Association, Series 2012-102
3.50%, 08/20/39	1,500,000	1,525,784
Government National Mortgage Association, Series 2013-H13
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%, 0.45% Floor, 15.00% Cap), 3.11%, 05/20/63†	1,677,740	1,681,268
Government National Mortgage Association, Series 2016-H07
(Floating, ICE LIBOR USD 1M + 0.77%, 0.77% Floor), 3.08%, 02/20/66†	669,357	671,515
Government National Mortgage Association, Series 2016-H22
(Floating, ICE LIBOR USD 1M + 0.77%, 0.77% Floor, 7.50% Cap), 3.08%, 10/20/66†	2,250,740	2,288,726
Government National Mortgage Association, Series 2017-H09
(Floating, ICE LIBOR USD 1Y + 0.75%, 0.75% Floor, 7.50% Cap), 3.25%, 04/20/67†	2,908,927	2,985,743
Government National Mortgage Association, Series 2017-H10
(Floating, ICE LIBOR USD 1Y + 0.75%, 0.75% Floor, 7.50% Cap), 3.25%, 04/20/67†	3,321,390	3,407,715
GPMT, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 3.38%, 11/21/35 144A †	1,200,000	1,196,190
GRACE Mortgage Trust, Series 2014-GRCE, Class A
3.37%, 06/10/28 144A	1,850,000	1,856,097
	Par	Value
Great Wolf Trust, Series 2017-WOLF, Class A
(Floating, ICE LIBOR USD 1M + 0.85%, 1.00% Floor), 3.46%, 09/15/34 144A †	$ 390,000	$ 383,564
GreenPoint Mortgage Funding Trust, Series 2005-AR5, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.27% Floor, 10.50% Cap), 3.05%, 11/25/45†	134,076	117,597
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 2.69%, 01/25/37†	398,157	372,047
GS Mortgage Securities Corporation Trust, Series 2017-500K, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 3.16%, 07/15/32 144A †	1,500,000	1,486,093
GS Mortgage Securities Trust, Series 2013-GC13, Class AAB
3.72%, 07/10/46	2,460,254	2,492,035
GSR Mortgage Loan Trust, Series 2004-11, Class 5A1
4.72%, 09/25/34† γ	185,719	190,226
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
4.30%, 09/25/35† γ	108,665	110,800
Holmes Master Issuer PLC, Series 2018-2A, Class A2
(Floating, ICE LIBOR USD 3M + 0.42%), 2.86%, 10/15/54 144A †	3,200,000	3,225,277
Impac CMB Trust, Series 2003-1, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.80%, 0.40% Floor, 11.95% Cap), 3.31%, 03/25/33†	66,270	65,723
IndyMac INDX Mortgage Loan Trust, Series 2006-AR12, Class A1
(Floating, ICE LIBOR USD 1M + 0.19%, 0.19% Floor), 2.70%, 09/25/46†	490,334	438,545
IndyMac INDX Mortgage Loan Trust, Series 2007-FLX3, Class A2
(Floating, ICE LIBOR USD 1M + 0.27%, 0.27% Floor), 2.78%, 06/25/37†	237,447	223,625
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4
3.48%, 06/15/45	1,310,000	1,313,789
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4FX
3.48%, 06/15/45 144A	800,000	802,314
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class ASB
2.55%, 04/15/46	1,131,424	1,113,570
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class XA
0.80%, 12/15/49† IO γ	1,928,982	73,326
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX
4.25%, 07/05/33 144A	$ 190,000	$ 197,694
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
4.34%, 02/25/35† γ	36,196	36,023
JP Morgan Mortgage Trust, Series 2016-2, Class A1
2.75%, 06/25/46 144A † γ	898,360	892,707
JP Morgan Mortgage Trust, Series 2017-1, Class A4
3.50%, 01/25/47 144A	1,009,436	1,001,664
JP Morgan Mortgage Trust, Series 2017-1, Class A5
3.50%, 01/25/47 144A	873,887	867,159
JP Morgan Mortgage Trust, Series 2017-3, Class 1A6
3.00%, 08/25/47 144A	2,437,348	2,360,484
JP Morgan Mortgage Trust, Series 2017-5, Class A1A
3.00%, 10/26/48 144A	2,200,867	2,193,463
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class ASB
3.66%, 09/15/47	365,000	368,778
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class A3
3.38%, 09/15/50	1,500,000	1,490,641
Lanark Master Issuer PLC, Series 2018-2A, Class 1A
(Floating, ICE LIBOR USD 3M + 0.42%), 3.07%, 12/22/69 144A †	1,287,800	1,284,392
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM
6.11%, 07/15/40	38,878	38,927
LSTAR Commercial Mortgage Trust, Series 2017-5, Class A1
2.42%, 03/10/50 144A	993,186	981,790
Luminent Mortgage Trust, Series 2006-7, Class 2A1
(Floating, ICE LIBOR USD 1M + 0.17%, 0.17% Floor, 10.50% Cap), 2.68%, 12/25/36†	483,896	456,998
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 3A1
4.57%, 12/25/33† γ	179,421	179,329
Merrill Lynch Mortgage Investors Trust Series MLCC, Series 2006-1, Class 2A1
4.18%, 02/25/36† γ	247,703	248,250
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class ASB
3.82%, 10/15/46	1,358,532	1,382,371
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A3
3.77%, 11/15/46	545,000	555,278
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AAB
2.66%, 05/15/46	260,278	256,840
	Par	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class ASB
3.62%, 10/15/47	$ 520,000	$ 529,119
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB
3.04%, 04/15/48	2,000,000	1,995,917
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class XA
0.75%, 12/15/49† IO γ	1,966,542	89,450
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A
3.35%, 07/13/29 144A	815,000	817,739
National Rmbs Trust, Series 2012-2, Class A1
(Floating, Australian BBSW 1M + 1.10%), 3.10%, 06/20/44(A) †	131,121	92,464
NCUA Guaranteed Notes Trust, Series 2011-C1, Class 2A
(Floating, ICE LIBOR USD 1M + 0.53%, 0.53% Floor, 8.00% Cap), 2.81%, 03/09/21†	655,233	658,562
New Residential Mortgage Loan Trust, Series 2017-3A, Class A1
4.00%, 04/25/57 144A	1,872,584	1,888,561
New Residential Mortgage Loan Trust, Series 2017-4A, Class A1
4.00%, 05/25/57 144A	1,879,115	1,900,557
Permanent Master Issuer PLC, Series 2018-1A, Class 1A1
(Floating, ICE LIBOR USD 3M + 0.38%), 2.82%, 07/15/58 144A †	830,000	827,360
RAIT Trust, Series 2017-FL7, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 0.95% Floor), 3.41%, 06/15/37 144A †	148,266	148,247
Resource Capital Corporation, Ltd., Series 2017-CRE5, Class A
(Floating, ICE LIBOR USD 1M + 0.80%), 3.26%, 07/15/34 144A †	169,106	169,183
RFMSI Trust, Series 2003-S9, Class A1
6.50%, 03/25/32	7,201	7,320
Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA
3.50%, 11/25/57	621,950	623,881
Sequoia Mortgage Trust 2017-CH1 A2
3.50%, 08/25/47 144A	697,098	694,259
Sequoia Mortgage Trust, Series 2012-1, Class 1A1
2.87%, 01/25/42	72,519	72,793
Sequoia Mortgage Trust, Series 2013-1, Class 1A1
1.45%, 02/25/43	206,403	196,423
Sequoia Mortgage Trust, Series 2013-4, Class A3
1.55%, 04/25/43	365,927	349,134
Sequoia Mortgage Trust, Series 2017-CH1, Class A11
3.50%, 08/25/47 144A	1,155,840	1,153,922

See Notes to Financial Statements.

	Par	Value
Sequoia Mortgage Trust, Series 2017-CH2, Class A10
4.00%, 12/25/47 144A	$ 975,477	$ 981,244
STACR Trust, Series 2018-DNA2, Class M1
(Floating, ICE LIBOR USD 1M + 0.80%), 3.31%, 12/25/30 144A †	1,620,000	1,618,833
STACR Trust, Series 2018-HRP1, Class M2
(Floating, ICE LIBOR USD 1M + 1.65%), 4.16%, 04/25/43 144A †	1,085,522	1,087,349
STACR Trust, Series 2018-HRP2, Class M2
(Floating, ICE LIBOR USD 1M + 1.25%), 3.76%, 02/25/47 144A †	2,200,000	2,201,770
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Class 3A1
4.41%, 08/25/34† γ	247,948	244,293
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2
0.49%, 09/25/34	67,779	63,111
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1
(Floating, ICE LIBOR USD 1M + 0.25%, 0.25% Floor, 11.00% Cap), 2.72%, 07/19/35†	57,488	56,065
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A1A
(Floating, ICE LIBOR USD 1M + 0.28%, 0.28% Floor, 10.50% Cap), 2.79%, 02/25/36†	383,590	363,221
TBW Mortgage-Backed Trust, Series 2007-2, Class A6A
(Step to 4.80% on 02/25/19), 6.01%, 07/25/37 STEP	263,240	181,362
TORRENS Trust, Series 2013-1, Class A
(Floating, Australian BBSW 1M + 0.95%), 2.86%, 04/12/44(A) †	658,053	461,588
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A
(Floating, ICE LIBOR USD 1M + 1.35%, 1.35% Floor), 3.81%, 06/15/29 144A †	210,000	209,777
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR6, Class A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 3.56%, 06/25/42†	8,001	7,751
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR8, Class A
4.24%, 08/25/33† γ	186,866	190,041
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A1A
(Floating, ICE LIBOR USD 1M + 0.31%, 0.31% Floor, 10.50% Cap), 2.82%, 01/25/45†	360,549	360,236
	Par	Value
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR19, Class 1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.74%, 0.74% Floor), 2.90%, 01/25/47†	$ 334,669	$ 317,589
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR5, Class A12A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.98%, 0.98% Floor), 3.14%, 06/25/46†	686,913	667,275
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY1, Class 1A1
3.36%, 02/25/37† γ	264,534	242,778
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY5, Class 2A1
3.39%, 05/25/37† γ	284,797	250,568
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY7, Class 2A1
3.55%, 07/25/37† γ	804,732	718,842
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA5, Class A1B
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.84%, 0.84% Floor), 3.00%, 05/25/47†	82,535	21,182
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1
3.35%, 11/15/43 144A	292,895	293,214
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class ASB
3.48%, 08/15/50	940,000	946,218
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class A6FL
(Floating, ICE LIBOR USD 1M + 1.55%, 1.55% Floor), 4.01%, 01/15/59 144A †	2,000,000	2,063,209
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-EE, Class 2A1
4.48%, 12/25/34† γ	128,565	131,311
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1
4.51%, 08/25/33† γ	21,138	21,498
WFRBS Commercial Mortgage Trust, Series 2011-C4, Class AFL
(Floating, ICE LIBOR USD 1M + 1.45%, 1.45% Floor), 3.91%, 06/15/44 144A †	3,000,000	3,041,265
WFRBS Commercial Mortgage Trust, Series 2012-C8, Class AFL
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 3.46%, 08/15/45 144A †	628,979	636,638
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class ASB
3.39%, 08/15/47	775,000	782,728
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class ASB
3.52%, 03/15/47	$ 702,000	$ 709,795
Total Mortgage-Backed Securities (Cost $181,062,633)		179,853,852
MUNICIPAL BONDS — 1.4%
California Earthquake Authority, Revenue Bond
2.81%, 07/01/19	546,000	545,407
New York City Transitional Finance Authority Future Tax Secured, Revenue Bond
1.90%, 02/01/20	4,560,000	4,511,938
North Texas Higher Education Authority, Inc.
(Floating, ICE LIBOR USD 3M + 1.10%, 1.10% Floor, 15.00% Cap), 3.90%, 04/01/40†	1,708,911	1,723,907
South Carolina Public Service Authority
2.39%, 12/01/23	715,000	679,107
3.72%, 12/01/23	400,000	395,614
State of California, General Obligation, Series B
(Floating, ICE LIBOR USD 1M + 0.76%), 2.51%, 12/01/31†	3,000,000	3,024,135
State of California, General Obligation, Series C
(Floating, ICE LIBOR USD 1M + 0.78%), 3.28%, 04/01/47†	1,500,000	1,508,482
State of Texas, General Obligation, Series C-2
(Floating, ICE LIBOR USD 1M + 0.40%), 2.92%, 06/01/19†	780,000	780,168
Total Municipal Bonds (Cost $13,147,373)		13,168,758

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 0.1%
Call Options — 0.0%
10-Year U.S. Treasury Note Future expiration date 3/2019, Strike Price $131.00, Expires 02/22/19 (Citi)	120	$14,641,872	1,876
10-Year U.S. Treasury Note Future expiration date 3/2019, Strike Price $132.00, Expires 02/22/19 (Citi)	30	3,660,468	469
10-Year U.S. Treasury Note Future expiration date 3/2019, Strike Price $133.50, Expires 02/22/19 (Citi)	193	23,549,011	193
10-Year U.S. Treasury Note Future expiration date 3/2019, Strike Price $135.00, Expires 02/22/19 (Citi)	1	122,016	1
	Number of Contracts	Notional Amount	Value
10-Year U.S. Treasury Note Future expiration date 3/2019, Strike Price $135.50, Expires 02/22/19 (Citi)	19	$ 2,318,296	$ 19
10-Year U.S. Treasury Note Future expiration date 3/2019, Strike Price $137.50, Expires 02/22/19 (Citi)	12	1,464,187	12
5-Year U.S. Treasury Note Future expiration date 3/2019, Strike Price $119.50, Expires 02/22/19 (Citi)	205	23,510,937	3,203
5-Year U.S. Treasury Note Future expiration date 3/2019, Strike Price $119.70, Expires 02/22/19 (Citi)	67	7,684,063	1,047
5-Year U.S. Treasury Note Future expiration date 3/2019, Strike Price $120.00, Expires 02/22/19 (Citi)	748	85,786,250	11,687
5-Year U.S. Treasury Note Future expiration date 3/2019, Strike Price $120.20, Expires 02/22/19 (Citi)	68	7,798,750	531
			19,038
Call Swaptions — 0.1%
Pay 3-Month LIBOR (Quarterly); Receive 2.85% (Semiannually): Interest Rate Swap Maturing 2/26/2021 USD, Strike Price $2.85, Expires 02/24/20 (MSCS)	1	76,360,000	349,127
Pay 3-Month LIBOR (Quarterly); Receive 3.00% (Semiannually): Interest Rate Swap Maturing 2/13/2021 USD, Strike Price $3.00, Expires 02/11/19 (GSC)	1	48,800,000	347,683
			696,810
Put Options — 0.0%
2-Year U.S. Treasury Note Future expiration date 3/2019, Strike Price $103.30, Expires 02/22/19 (Citi)	404	85,774,291	404

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
2-Year U.S. Treasury Note Future expiration date 3/2019, Strike Price $103.50, Expires 02/22/19 (Citi)	264	$56,050,526	$ 264
2-Year U.S. Treasury Note Future expiration date 3/2019, Strike Price $103.70, Expires 02/22/19 (Citi)	220	46,708,772	220
			888
Total Purchased Options (Premiums paid $248,247)			716,736

	Par
U.S. TREASURY OBLIGATIONS — 32.8%
U.S. Treasury Inflationary Index Bonds
0.13%, 04/15/22	$ 8,734,656	8,451,819
0.63%, 04/15/23	8,197,425	8,081,817
0.75%, 07/15/28	10,678,864	10,458,583
		26,992,219
U.S. Treasury Notes
1.25%, 10/31/19‡‡	29,000,000	28,674,881
1.50%, 10/31/19‡‡	114,600,000	113,554,734
1.00%, 11/30/19	3,000,000	2,956,113
1.38%, 01/15/20‡‡	13,000,000	12,837,246
2.63%, 07/31/20‡‡	19,500,000	19,526,276
2.63%, 08/31/20	10,720,000	10,735,914
2.75%, 11/30/20‡‡ Δ	22,000,000	22,103,554
2.63%, 07/15/21‡‡	20,000,000	20,074,220
2.88%, 11/15/21	11,300,000	11,427,345
2.63%, 12/15/21	29,500,000	29,635,980
		271,526,263
Total U.S. Treasury Obligations (Cost $297,847,693)		298,518,482

	Shares
MONEY MARKET FUNDS — 1.6%
GuideStone Money Market Fund, 2.22% (Institutional Class)Ø ∞	8,110,271	8,110,270
Northern Institutional Liquid Assets Portfolio (Shares), 2.45%Ø §	5,294,384	5,294,384
Northern Institutional U.S. Government Portfolio (Shares), 2.21%Ø	785,004	785,004
Total Money Market Funds (Cost $14,189,658)		14,189,658
TOTAL INVESTMENTS — 108.0% (Cost $985,434,362)		980,853,734

	Number of Contracts	Notional Amount	Value
WRITTEN OPTIONS — (0.1)%
Call Swaptions — (0.1)%
Pay 2.35% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 2/25/2022 USD, Strike Price $2.35, Expires 02/21/20 (MSCS)	1	$(40,520,000)	$(205,771)
Pay 2.35% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 2/26/2021 USD, Strike Price $2.35, Expires 02/24/20 (MSCS)	1	(76,360,000)	(168,534)
Pay 2.60% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 2/26/2021 USD, Strike Price $2.60, Expires 02/24/20 (MSCS)	1	(76,360,000)	(245,494)
Pay 3-Month LIBOR (Quarterly); Receive 2.95% (Semiannually): Interest Rate Swap Maturing 2/13/2024 USD, Strike Price $2.95, Expires 02/11/19 (GSC)	1	(10,500,000)	(186,796)
Pay 3-Month LIBOR (Quarterly); Receive 3.03% (Semiannually): Interest Rate Swap Maturing 2/13/2029 USD, Strike Price $3.03, Expires 02/11/19 (GSC)	1	(5,700,000)	(160,592)
Sell Protection on Markit CDX.NA.IG.31 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 12/20/2023 USD, Strike Price $0.95, Expires 02/20/19 (JPM)	1	(2,000,000)	(5,451)
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
Sell Protection on Markit CDX.NA.IG.31 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 12/20/2023 USD, Strike Price $1.05, Expires 02/20/19 (BAR)	1	$ (2,500,000)	$ (4,225)
Sell Protection on Markit CDX.NA.IG.31 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 12/20/2023 USD, Strike Price $1.20, Expires 03/20/19 (JPM)	1	(11,500,000)	(19,317)
Sell Protection on Markit CDX.NA.IG.31 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 12/20/2023 USD, Strike Price $2.40, Expires 09/18/19 (GSC)	1	(2,000,000)	(3,826)
Sell Protection on Markit CDX.NA.IG.31 Index; Receive 1.05% (Quarterly): Credit Default Swap Maturing 12/20/2023 USD, Strike Price $1.10, Expires 03/20/19 (BAR)	1	(2,000,000)	(4,612)
			(1,004,618)
Put Swaptions — (0.0)%
Pay 3-Month LIBOR (Quarterly); Receive 1.85% (Semiannually): Interest Rate Swap Maturing 2/25/2022 USD, Strike Price $3.35, Expires 02/21/20 (MSCS)	1	(40,520,000)	(39,492)
Pay 3-Month LIBOR (Quarterly); Receive 3.10% (Semiannually): Interest Rate Swap Maturing 3/4/2021 USD, Strike Price $3.10, Expires 02/28/19 (MSCS)	1	(44,495,000)	(2,082)
	Number of Contracts	Notional Amount	Value
Sell Protection on Markit CDX.NA.IG.31 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 12/20/2023 USD, Strike Price $0.90, Expires 01/16/19 (GSC)	1	$(2,000,000)	$ (3,246)
Sell Protection on Markit CDX.NA.IG.31 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 12/20/2023 USD, Strike Price $0.90, Expires 01/16/19 (MSCS)	1	(6,100,000)	(9,900)
Sell Protection on Markit CDX.NA.IG.31 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 12/20/2023 USD, Strike Price $0.90, Expires 01/16/19 (GSC)	1	(2,400,000)	(3,895)
			(58,615)
Total Written Options (Premiums received $ (707,145))			(1,063,233)

	Par
SECURITY SOLD SHORT — (0.7)%
U.S. Treasury Notes 2.88%, 08/15/28 (Proceeds $(5,955,155))	$(5,900,000)	(5,992,418)
Liabilities in Excess of Other Assets — (7.2)%		(65,355,169)
NET ASSETS — 100.0%		$908,442,914

See Notes to Financial Statements.

Futures Contracts outstanding at December 31, 2018:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Euro-Bund	03/2019	(22)	$ (4,122,271)	$ (30,708)
90-Day Eurodollar	03/2019	597	145,205,325	185,529
Ultra 10-Year U.S. Treasury Note	03/2019	(21)	(2,731,641)	(84,978)
10-Year U.S. Treasury Note	03/2019	(35)	(4,270,547)	(101,230)
10-Year U.S. Treasury Note	03/2019	(317)	(38,678,953)	(918,805)
U.S. Treasury Long Bond	03/2019	3	438,000	20,385
Long GILT	03/2019	(97)	(15,228,272)	(126,508)
2-Year U.S. Treasury Note	03/2019	1,838	390,230,375	2,671,531
2-Year U.S. Treasury Note	03/2019	496	105,307,000	675,993
2-Year U.S. Treasury Note	03/2019	203	43,099,438	263,269
5-Year U.S. Treasury Note	03/2019	(304)	(34,865,000)	(537,783)
5-Year U.S. Treasury Note	03/2019	(1,059)	(121,454,063)	(1,787,495)
90-Day Sterling	03/2019	500	78,913,679	(25,287)
Ultra Long U.S. Treasury Bond	03/2019	(3)	(481,969)	(25,629)
Ultra Long U.S. Treasury Bond	03/2019	(30)	(4,819,687)	(253,359)
90-Day Bank Acceptance	12/2019	108	19,333,321	95,858
Eurodollar 2-Year Midcurve	12/2019	84	20,443,500	11,452
90-Day Bank Acceptance	03/2020	36	6,445,429	38,961
90-Day Eurodollar	03/2020	(176)	(42,875,800)	(257,400)
90-Day Sterling	03/2020	(500)	(78,758,337)	2,447
90-Day Bank Acceptance	06/2020	111	19,875,440	147,617
90-Day Eurodollar	12/2020	(84)	(20,481,300)	(16,962)
Total Futures Contracts outstanding at December 31, 2018			$ 460,523,667	$(53,102)
Forward Foreign Currency Contracts outstanding at December 31, 2018:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/11/19	Japanese Yen	723,100,000	U.S. Dollars	6,496,151	JPM	$107,140
01/11/19	Japanese Yen	210,200,000	U.S. Dollars	1,861,526	BNP	58,004
04/15/19	U.S. Dollars	1,534,862	Euro	1,300,000	RBS	31,923
03/01/19	U.S. Dollars	1,523,847	Euro	1,300,000	HSBC	26,897
03/20/19	Japanese Yen	83,984,100	U.S. Dollars	750,000	CITI	21,210
03/01/19	U.S. Dollars	2,267,826	Euro	1,955,000	BNP	16,644
01/31/19	U.S. Dollars	760,439	Euro	649,617	RBS	14,095
02/05/19	U.S. Dollars	263,058	Australian Dollars	360,000	HSBC	9,305
01/31/19	U.S. Dollars	755,317	Euro	650,000	NAB	8,533
02/01/19	U.S. Dollars	769,886	Euro	663,000	HSBC	8,106
03/20/19	Swiss Francs	370,000	Norwegian Kroner	3,233,618	RBS	3,983
03/20/19	Swedish Kronor	3,284,823	Euro	320,000	RBS	3,897
03/20/19	Euro	320,000	Norwegian Kroner	3,149,193	RBS	3,608
01/11/19	U.S. Dollars	151,977	Canadian Dollars	203,000	JPM	3,235
03/20/19	New Zealand Dollars	1,158,970	Australian Dollars	1,100,000	TD	3,155
03/20/19	New Zealand Dollars	1,062,728	Australian Dollars	1,010,000	CITI	1,944
03/20/19	New Zealand Dollars	580,000	Canadian Dollars	528,763	BOA	1,812
03/20/19	Australian Dollars	510,000	Canadian Dollars	489,379	RBS	577
01/25/19	U.S. Dollars	1,567	Mexican Pesos	30,189	HSBC	37
01/31/19	U.S. Dollars	449	Euro	383	CIBC	8
Subtotal Appreciation						$324,113

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/11/19	U.S. Dollars	559,484	British Pounds	439,000	JPM	$ (391)
03/20/19	Canadian Dollars	487,994	Australian Dollars	510,000	ANZ	(1,594)
01/11/19	U.S. Dollars	204,761	British Pounds	162,000	BAR	(1,844)
01/09/19	U.S. Dollars	463,339	Euro	407,000	CITI	(3,355)
03/20/19	Euro	320,000	Swedish Kronor	3,289,552	RBS	(4,434)
03/20/19	Canadian Dollars	520,617	New Zealand Dollars	580,000	ANZ	(7,789)
03/20/19	Norwegian Kroner	3,092,111	Euro	320,000	HSBC	(10,233)
03/20/19	U.S. Dollars	750,000	Japanese Yen	82,801,350	RBS	(10,349)
03/20/19	Norwegian Kroner	3,141,342	Swiss Francs	370,000	MSCS	(14,693)
03/20/19	Australian Dollars	2,110,000	New Zealand Dollars	2,249,133	BNP	(23,540)
01/11/19	U.S. Dollars	5,244,224	Euro	4,599,000	GSC	(30,241)
01/11/19	U.S. Dollars	9,628,776	Euro	8,442,000	UBS	(53,118)
01/11/19	U.S. Dollars	8,229,515	Japanese Yen	932,228,815	UBS	(283,523)
Subtotal Depreciation						$(445,104)
Total Forward Foreign Currency Contracts outstanding at December 31, 2018						$(120,991)
Swap agreements outstanding at December 31, 2018:
Reference Obligation	Fixed Deal (Pay)/Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap on Credit Indexes — Buy Protection
Markit CDX.NA.IG.31 Index	(1.00)%	12/20/2023	USD	13,900,000	$(82,778)	$(91,344)	$8,566
					$(82,778)	$(91,344)	$8,566

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1-Month LIBOR + 0.14% (Quarterly)	3-Month LIBOR (Quarterly)	5/10/2021	USD	50,720,000	$ 2,447	$ —	$ 2,447
1-Month LIBOR + 0.14% (Quarterly)	3-Month LIBOR (Quarterly)	5/11/2021	USD	25,400,000	6,773	—	6,773
1-Month LIBOR + 0.14% (Quarterly)	3-Month LIBOR (Quarterly)	5/14/2021	USD	31,480,000	3,419	—	3,419
Subtotal Appreciation					$ 12,639	$ —	$ 12,639
3.00% (Semi-annual)	3-Month LIBOR (Quarterly)	12/19/2028	USD	1,800,000	$(43,733)	$ 29,546	$(73,279)
Subtotal Depreciation					$(43,733)	$ 29,546	$(73,279)
Net Centrally Cleared Interest Rate Swaps outstanding at December 31, 2018					$(31,094)	$ 29,546	$(60,640)

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligation	$ 2,997,791	$ —	$ 2,997,791	$ —
Asset-Backed Securities	123,293,100	—	123,293,100	—
Commercial Paper	1,500,847	—	1,500,847	—
Corporate Bonds	217,708,366	—	217,708,366	—
Foreign Bonds	128,906,144	—	128,906,144	—
Money Market Funds	14,189,658	14,189,658	—	—
Mortgage-Backed Securities	179,853,852	—	179,853,852	—
Municipal Bonds	13,168,758	—	13,168,758	—
Purchased Options:
Call Options	19,038	19,037	1	—
Call Swaptions	696,810	—	696,810	—
Put Options	888	888	—	—
Total Purchased Options	716,736	19,925	696,811	—
U.S. Treasury Obligations	298,518,482	—	298,518,482	—
Total Assets - Investments in Securities	$980,853,734	$14,209,583	$966,644,151	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 324,113	$ —	$ 324,113	$ —
Futures Contracts	4,113,042	4,113,042	—	—
Swap Agreements	21,205	—	21,205	—
Total Assets - Other Financial Instruments	$ 4,458,360	$ 4,113,042	$ 345,318	$ —
Liabilities:
Investments in Securities:
Security Sold Short	$ (5,992,418)	$ —	$ (5,992,418)	$ —
Written Options:
Call Swaptions	(1,004,618)	—	(1,004,618)	—
Put Swaptions	(58,615)	—	(58,615)	—
Total Written Options	(1,063,233)	—	(1,063,233)	—
Total Liabilities - Investments in Securities	$ (7,055,651)	$ —	$ (7,055,651)	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (445,104)	$ —	$ (445,104)	$ —
Futures Contracts	(4,166,144)	(4,166,144)	—	—
Swap Agreements	(73,279)	—	(73,279)	—
Total Liabilities - Other Financial Instruments	$ (4,684,527)	$ (4,166,144)	$ (518,383)	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forwards Foreign Currency Contracts outstanding" and "Swap agreements outstanding" disclosures.
See Notes to Financial Statements.

Medium-Duration Bond Fund (Unaudited)
The Fund invested in a diversified portfolio composed primarily of investment grade fixed-income securities with an average dollar-weighted duration (a calculation that measures the sensitivity of a bond or bond fund to changes in interest rates) that normally varies, in years, between +/- 30% of the duration of the Fund’s benchmark index, the Bloomberg Barclays US Aggregate Bond Index. The Investor Class of the Fund underperformed its benchmark for the one-year period ended December 31, 2018 (-0.72% versus 0.01%).
The Fund maintained an overweight to high yield credit and local currency emerging markets debt throughout the year, which were both drags on performance as credit spreads widened in the fourth quarter and emerging markets lagged in a strong dollar environment throughout most of the year. Ultimately, the Fund underperformed for the year. Underperformance was partially offset by an overweight to mortgages and exposure to out of benchmark asset-backed securities. Tactical U.S. yield curve positioning contributed as well, and the Fund maintained a yield advantage versus its benchmark, which was beneficial.
Other strategies involving derivatives were utilized during the year. U.S. Treasury futures contracts, options on U.S. Treasuries and Euro-futures were used for the common purposes of managing duration, implementing yield curve positioning strategies and expressing cross-sector views. Overall, on a net basis, these positions had a modest positive impact on performance. In an effort to better manage credit risks from a synthetic perspective, credit default swaps were utilized on a very modest basis and were a negative contributor to performance. Currency forward contracts were included in the fund to hedge foreign currency risk and to express active currency views. However, they detracted from returns for the year. Interest rate swaps were used express interest rate views during the year and were additive to the performance of the Fund. Swaptions were also used to manage portfolio duration along with credit risk and were a positive contributor to performance.
During the year, the Fund remained focused on its objective of seeking maximum total return consistent with preservation of capital.
This Fund may be suitable for investors who have a short- to medium-term investment horizon, seek higher returns than those offered by a shorter maturity bond fund, can accept some short-term fluctuations in account value and want to diversify their portfolio with a fixed-income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing fixed-income securities decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leverage, so small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
At December 31, 2018, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Mortgage-Backed Securities	44.8
Corporate Bonds	20.7
U.S. Treasury Obligations	20.2
Foreign Bonds	14.5
Asset-Backed Securities	8.0
Money Market Funds	2.7
Repurchase Agreements	1.9
Agency Obligations	1.3
Loan Agreements	0.9
Municipal Bonds	0.4
Purchased Options	0.3
Commercial Paper	0.3
Preferred Stocks	—**
Written Options	(0.4)
TBA Sale Commitments	(2.6)
113.0
**Round to less than ..005%

See Notes to Financial Statements.

Medium-Duration Bond Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Investor Class*	Benchmark**
One Year	(0.39)%	(0.72)%	0.01%
Five Year	2.57%	2.32%	2.52%
Ten Year	5.02%	4.83%	3.48%
Since Inception	4.72%	4.59%	4.26%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2018 Prospectus)(1)	0.42%	0.69%
(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2008 to December 31, 2018, with all dividends and capital gains reinvested, with the Bloomberg Barclays US Aggregate Bond Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Par	Value
AGENCY OBLIGATIONS — 1.3%
Federal Home Loan Bank
2.13%, 02/11/20	$ 270,000	$ 268,765
3.38%, 12/08/23	200,000	206,250
Federal Home Loan Bank Discount Notes
2.38%, 02/15/19Ω	4,400,000	4,386,855
2.47%, 04/15/19Ω	600,000	595,828
2.52%, 06/21/19Ω	5,720,000	5,653,554
Federal National Mortgage Association
2.51%, 10/09/19Ω	3,350,000	3,280,623
2.63%, 09/06/24	200,000	199,460
1.88%, 09/24/26	2,200,000	2,049,176
6.25%, 05/15/29	500,000	641,957
6.63%, 11/15/30	1,170,000	1,570,371
NCUA Guaranteed Notes
3.00%, 06/12/19	300,000	300,393
Tennessee Valley Authority
3.88%, 02/15/21	1,000,000	1,026,609
Total Agency Obligations (Cost $20,192,123)		20,179,841
ASSET-BACKED SECURITIES — 8.0%
Academic Loan Funding Trust, Series 2012-1A, Class A2
(Floating, ICE LIBOR USD 1M + 1.10%), 3.61%, 12/27/44 144A †	1,108,549	1,115,100
Access Group, Inc., Series 2015-1, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 3.21%, 07/25/56 144A †	272,949	273,248
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R10, Class M3
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor), 2.96%, 01/25/36†	2,900,000	2,859,168
AMMC CLO XI, Ltd., Series 2012-11A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.01%), 3.53%, 04/30/31 144A †	1,210,000	1,187,924
Ares XXXIII CLO, Ltd., Series 2015-1A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.35%), 4.10%, 12/05/25 144A †	1,000,000	999,670
Ballyrock CLO, Ltd., Series 2018-1A, Class C
(Floating, ICE LIBOR USD 3M + 3.15%), 5.62%, 04/20/31 144A †	750,000	691,464
	Par	Value
Bayview Opportunity Master Fund IVa Trust, Series 2018-RN3, Class A1
(Step to 4.67% on 03/28/20), 3.67%, 03/28/33 144A STEP	$ 129,612	$ 128,685
Bayview Opportunity Master Fund IVa Trust, Series 2018-SBR1, Class A1
(Step to 6.72% on 03/28/21), 3.72%, 02/28/33 144A STEP	1,216,198	1,211,366
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 1A2A
6.00%, 10/25/36	1,159,334	879,890
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 1A3A
6.50%, 10/25/36	2,119,155	1,596,707
Benefit Street Partners CLO II, Ltd., Series 2013-IIA, Class A1R
(Floating, ICE LIBOR USD 3M + 1.25%), 3.69%, 07/15/29 144A †	1,400,000	1,396,814
BlueMountain CLO, Ltd., Series 2015-1A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.33%), 3.77%, 04/13/27 144A †	1,000,000	998,676
BlueMountain CLO, Ltd., Series 2016-1A, Class CR
(Floating, ICE LIBOR USD 3M + 1.85%), 4.32%, 04/20/27 144A †	800,000	761,265
BSPRT Issuer, Ltd., Series 2018-FL4, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 3.51%, 09/15/35 144A †	2,600,000	2,597,676
Capital Auto Receivables Asset Trust, Series 2017-1, Class A3
2.02%, 08/20/21 144A	4,790,000	4,748,813
Capital One Multi-Asset Execution Trust, Series 2016-A1, Class A1
(Floating, ICE LIBOR USD 1M + 0.45%), 2.91%, 02/15/22†	800,000	800,763
CarMax Auto Owner Trust, Series 2017-2, Class A3
1.93%, 03/15/22	2,900,000	2,870,983
Carrington Mortgage Loan Trust, Series 2005-OPT2, Class M4
(Floating, ICE LIBOR USD 1M + 0.98%, 0.65% Floor), 3.48%, 05/25/35†	2,700,000	2,701,590
Catamaran CLO, Ltd., Series 2013-1A, Class AR
(Floating, ICE LIBOR USD 3M + 0.85%), 3.36%, 01/27/28 144A †	1,600,000	1,581,222
Chapel BV, Series 2007, Class A2
(Floating, 0.36% - Euribor 3M), 0.04%, 07/17/66(E) †	311,562	355,166

See Notes to Financial Statements.

	Par	Value
Citibank Credit Card Issuance Trust, Series 2018-A7, Class A7
3.96%, 10/13/30	$ 850,000	$ 893,052
Community Funding CLO, Series 2015-1A, Class A
5.75%, 11/01/27 144A Ψ ††† STEP	846,785	843,693
Countrywide Asset-Backed Certificates, Series 2006-1, Class AV3
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 2.62%, 07/25/36†	604,808	603,447
CWABS, Inc. Asset-Backed Certificates, Series 2004-1, Class M1
(Floating, ICE LIBOR USD 1M + 0.75%, 0.50% Floor), 3.26%, 03/25/34†	462,589	464,423
CWHEQ Revolving Home Equity Loan Trust, Series 2005-F, Class 2A
(Floating, ICE LIBOR USD 1M + 0.24%, 0.24% Floor, 16.00% Cap), 2.70%, 12/15/35†	65,591	57,355
CWHEQ Revolving Home Equity Loan Trust, Series 2006-E, Class 2A
(Floating, ICE LIBOR USD 1M + 0.14%, 0.14% Floor, 16.00% Cap), 2.60%, 07/15/36†	194,235	185,070
ECMC Group Student Loan Trust, Series 2016-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.35%), 3.86%, 07/26/66 144A †	690,747	701,275
ECMC Group Student Loan Trust, Series 2017-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.20%), 3.71%, 12/27/66 144A †	1,700,943	1,721,674
ECMC Group Student Loan Trust, Series 2018-1A, Class A
(Floating, ICE LIBOR USD 1M + 0.75%), 3.26%, 02/27/68 144A †	3,309,658	3,306,854
Edsouth Indenture No. 7 LLC, Series 2014-3, Class A
(Floating, ICE LIBOR USD 1M + 0.60%), 3.11%, 02/25/36 144A †	752,564	753,180
EFS Volunteer No. 2 LLC, Series 2012-1, Class A2
(Floating, ICE LIBOR USD 1M + 1.35%, 1.35% Floor), 3.86%, 03/25/36 144A †	1,200,000	1,222,960
EFS Volunteer No. 3 LLC, Series 2012-1, Class A3
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 3.51%, 04/25/33 144A †	2,100,000	2,112,698
	Par	Value
Financial Asset Securities Corporation AAA Trust, Series 2005-1A, Class 1A3B
(Floating, ICE LIBOR USD 1M + 0.41%, 0.41% Floor), 2.92%, 02/27/35 144A †	$ 845,311	$ 804,804
Ford Credit Floorplan Master Owner Trust, Series 2018-4, Class A
4.06%, 11/15/30	900,000	900,796
GMACM Home Equity Loan Trust, Series 2007-HE3, Class 1A1
7.00%, 09/25/37	11,004	11,125
GMACM Home Equity Loan Trust, Series 2007-HE3, Class 2A1
7.00%, 09/25/37	68,176	68,977
Golden Credit Card Trust, Series 2016-5A, Class A
1.60%, 09/15/21 144A	900,000	891,648
Golden Credit Card Trust, Series 2017-2A, Class A
1.98%, 04/15/22 144A	500,000	492,092
GSAMP Trust, Series 2007-HS1, Class A1
(Floating, ICE LIBOR USD 1M + 0.85%, 0.85% Floor), 3.36%, 02/25/47†	202,241	201,569
Halcyon Loan Advisors Funding, Ltd., Series 2015-2A, Class AR
(Floating, ICE LIBOR USD 3M + 1.08%, 1.08% Floor), 3.57%, 07/25/27 144A †	950,000	949,987
Hertz Vehicle Financing II LP, Series 2018-1A, Class A
3.29%, 02/25/24 144A	1,550,000	1,531,913
Higher Education Funding I, Series 2014-1, Class A
(Floating, ICE LIBOR USD 3M + 1.05%, 1.05% Floor), 3.74%, 05/25/34 144A †	954,580	963,199
Jackson Mill CLO, Ltd.
(Floating, ICE LIBOR USD 3M + 2.80%, 2.80% Floor), 5.24%, 04/15/27 144A †	750,000	713,981
Kabbage Asset Securitization LLC, Series 2017-1, Class B
5.79%, 03/15/22 144A	1,240,000	1,252,225
KKR CLO, Series 21, Class A
(Floating, ICE LIBOR USD 3M + 1.00%), 3.44%, 04/15/31 144A †	550,000	539,633
KREF, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 3.40%, 06/15/36 144A †	1,450,000	1,455,049
LCM XXIII, Ltd., Series 23A, Class A1
(Floating, ICE LIBOR USD 3M + 1.40%), 3.87%, 10/20/29 144A †	1,000,000	997,909
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
LP Credit Card ABS Master Trust, Series 2018-1, Class A
(Floating, ICE LIBOR USD 1M + 1.55%), 3.83%, 08/20/24 144A †	$1,039,903	$1,042,332
Madison Park Funding XXX, Ltd., Series 2018-30A, Class A
(Floating, ICE LIBOR USD 3M + 0.75%, 0.75% Floor), 3.19%, 04/15/29 144A †	2,750,000	2,690,814
Marlette Funding Trust, Series 2018-2A, Class A
3.06%, 07/17/28 144A	1,888,455	1,885,866
Midocean Credit Clo VII, Series 2017-7A, Class B
(Floating, ICE LIBOR USD 3M + 1.90%), 4.34%, 07/15/29 144A †	1,500,000	1,483,888
Mississippi Higher Education Assistance Corporation, Series 2014-1, Class A1
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 3.19%, 10/25/35†	517,323	518,192
Montana Higher Education Student Assistance Corporation, Series 2012-1, Class A3
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 3.52%, 07/20/43†	700,000	702,158
Navient Student Loan Trust, Series 2016-5A, Class A
(Floating, ICE LIBOR USD 1M + 1.25%), 3.76%, 06/25/65 144A †	1,692,866	1,707,516
Navient Student Loan Trust, Series 2016-7A, Class A
(Floating, ICE LIBOR USD 1M + 1.15%), 3.66%, 03/25/66 144A †	828,067	831,865
Navient Student Loan Trust, Series 2017-2A, Class A
(Floating, ICE LIBOR USD 1M + 1.05%), 3.56%, 12/27/66 144A †	1,654,588	1,656,654
Nelnet Student Loan Trust, Series 2006-1, Class A6
(Floating, ICE LIBOR USD 3M + 0.45%, 0.45% Floor), 3.10%, 08/23/36 144A †	1,200,000	1,172,096
Nelnet Student Loan Trust, Series 2006-2, Class A5
(Floating, ICE LIBOR USD 3M + 0.10%), 2.59%, 01/25/30†	375,840	375,709
Octagon Investment Partners 36, Ltd., Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.97%), 3.41%, 04/15/31 144A †	1,500,000	1,478,127
OHA Loan Funding, Ltd., Series 2015-1A, Class AR
(Floating, ICE LIBOR USD 3M + 1.41%), 4.03%, 08/15/29 144A †	1,000,000	1,003,341
	Par	Value
Orec, Ltd., Series 2018-CRE1, Class A
(Floating, ICE LIBOR USD 1M + 1.18%, 1.18% Floor), 3.49%, 06/15/36 144A †	$ 750,000	$ 751,124
OZLM VII, Ltd., Series 2014-7RA, Class A2R
(Floating, ICE LIBOR USD 3M + 1.60%, 1.60% Floor), 4.05%, 07/17/29 144A †	1,250,000	1,230,631
OZLM XV, Ltd., Series 2016-15A, Class B
(Floating, ICE LIBOR USD 3M + 2.70%), 5.17%, 01/20/29 144A †	1,000,000	999,935
Panhandle-Plains Higher Education Authority, Inc., Series 2010-2, Class A1
(Floating, ICE LIBOR USD 3M + 1.13%, 18.00% Cap), 3.93%, 10/01/35†	266,635	268,408
Park Place Securities, Inc. Pass-Through Trust Certificates, Series 2005-WCH1, Class M3
(Floating, ICE LIBOR USD 1M + 0.84%, 0.56% Floor), 3.35%, 01/25/36†	49,679	49,777
Penarth Master Issuer PLC, Series 2018-2A, Class A1
(Floating, ICE LIBOR USD 1M + 0.45%), 2.91%, 09/18/22 144A †	1,600,000	1,594,775
PHEAA Student Loan Trust, Series 2012-1A, Class A1
(Floating, ICE LIBOR USD 1M + 0.55%), 3.06%, 05/25/57 144A †	751,562	752,831
PHEAA Student Loan Trust, Series 2016-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 3.66%, 09/25/65 144A †	660,704	669,119
PHEAA Student Loan Trust, Series 2016-2A, Class A
(Floating, ICE LIBOR USD 1M + 0.95%), 3.46%, 11/25/65 144A †	1,407,141	1,415,473
RAMP Trust, Series 2005-EFC6, Class M2
(Floating, ICE LIBOR USD 1M + 0.65%, 0.43% Floor, 14.00% Cap), 3.15%, 11/25/35†	1,692,631	1,693,157
Ready Capital Mortgage Financing, Series 2018-FL2, Class A
(Floating, ICE LIBOR USD 1M + 0.85%), 3.36%, 06/25/35 144A †	599,992	600,891
RMAT LP, Series 2018-NPL1, Class A1
(Step to 7.09% on 06/25/21), 4.09%, 05/25/48 144A STEP	986,840	988,621

See Notes to Financial Statements.

	Par	Value
Saxon Asset Securities Trust, Series 2004-1, Class M1
(Floating, ICE LIBOR USD 1M + 0.80%, 0.53% Floor, 10.28% Cap), 3.11%, 03/25/35†	$ 341,510	$ 333,571
SBA Small Business Investment Cos., Series 2018-10B, Class 1
3.55%, 09/11/28	220,000	226,618
Scholar Funding Trust, Series 2010-A, Class A
(Floating, ICE LIBOR USD 3M + 0.75%), 3.26%, 10/28/41 144A †	252,710	249,832
SLC Student Loan Trust, Series 2005-3, Class A3
(Floating, ICE LIBOR USD 3M + 0.12%), 2.91%, 06/15/29†	713,764	710,067
SLM Private Education Loan Trust, Series 2010-A, Class 2A
(Floating, ICE LIBOR USD 1M + 3.25%, 3.25% Floor), 5.71%, 05/16/44 144A †	172,972	175,321
SLM Student Loan EDC Repackaging Trust, Series 2013-M1, Class M1
3.50%, 10/28/29 144A	101,498	99,891
SLM Student Loan Trust, Series 2003-10A, Class A3
(Floating, ICE LIBOR USD 3M + 0.47%), 3.26%, 12/15/27 144A †	2,819,306	2,822,174
SLM Student Loan Trust, Series 2003-7A, Class A5A
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 3.99%, 12/15/33 144A †	812,151	817,576
SLM Student Loan Trust, Series 2005-4, Class A3
(Floating, ICE LIBOR USD 3M + 0.12%), 2.61%, 01/25/27†	123,575	123,016
SLM Student Loan Trust, Series 2005-5, Class A4
(Floating, ICE LIBOR USD 3M + 0.14%, 0.14% Floor), 2.63%, 10/25/28†	818,763	813,110
SLM Student Loan Trust, Series 2007-1, Class A5
(Floating, ICE LIBOR USD 3M + 0.09%), 2.58%, 01/26/26†	2,859,654	2,851,004
SLM Student Loan Trust, Series 2007-7, Class A4
(Floating, ICE LIBOR USD 3M + 0.33%), 2.82%, 01/25/22†	397,887	390,977
SLM Student Loan Trust, Series 2008-2, Class A3
(Floating, ICE LIBOR USD 3M + 0.75%), 3.24%, 04/25/23†	132,421	131,313
SLM Student Loan Trust, Series 2008-4, Class A4
(Floating, ICE LIBOR USD 3M + 1.65%), 4.14%, 07/25/22†	364,777	369,603
	Par	Value
SLM Student Loan Trust, Series 2008-5, Class A4
(Floating, ICE LIBOR USD 3M + 1.70%, 1.70% Floor), 4.19%, 07/25/23†	$ 812,470	$ 826,093
SLM Student Loan Trust, Series 2008-6, Class A4
(Floating, ICE LIBOR USD 3M + 1.10%), 3.59%, 07/25/23†	560,934	565,542
SLM Student Loan Trust, Series 2008-8, Class A4
(Floating, ICE LIBOR USD 3M + 1.50%), 3.99%, 04/25/23†	399,296	406,602
SoFi Consumer Loan Program, Series 2017-4, Class A
2.50%, 05/26/26 144A	540,922	534,838
Soundview Home Loan Trust, Series 2006-OPT2, Class A3
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 2.69%, 05/25/36†	399,551	399,080
Specialty Underwriting & Residential Finance Trust, Series 2004-BC3, Class M1
(Floating, ICE LIBOR USD 1M + 0.93%, 0.62% Floor), 3.44%, 07/25/35†	1,712,503	1,703,517
Structured Asset Investment Loan Trust, Series 2005-1, Class M3
(Floating, ICE LIBOR USD 1M + 0.78%, 0.52% Floor), 3.29%, 02/25/35 144A †	2,700,000	2,653,626
TIAA CLO II, Ltd., Series 2017-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.28%), 3.75%, 04/20/29 144A †	3,950,000	3,944,112
TPG Real Estate Finance Issuer, Ltd., Series 2018-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.13%), 3.59%, 11/15/37 144A †	1,150,000	1,139,430
Tryon Park CLO, Ltd., Series 2013-1A, Class A1SR
(Floating, ICE LIBOR USD 3M + 0.89%), 3.33%, 04/15/29 144A †	2,690,000	2,660,954
Upstart Securitization Trust, Series 2017-2, Class A
2.51%, 03/20/25 144A	517,554	516,305
Utah State Board of Regents, Series 2015-1, Class A
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 3.11%, 02/25/43†	461,006	461,901
Vibrant CLO VI, Ltd., Series 2017-6A, Class A
(Floating, ICE LIBOR USD 3M + 1.24%), 4.03%, 06/20/29 144A †	2,750,000	2,745,119
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Voya CLO, Ltd., Series 2017-3A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.23%), 3.70%, 07/20/30 144A †	$4,150,000	$ 4,136,755
Voya CLO, Series 2015-1A, Class A1R
(Floating, ICE LIBOR USD 3M + 0.90%, 0.90% Floor), 3.34%, 01/18/29 144A †	500,000	492,185
Voya CLO, Series 2018-3A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 3.61%, 10/15/31 144A †	1,500,000	1,485,834
Westlake Automobile Receivables Trust, Series 2018-3A, Class A1
2.53%, 09/16/19 144A	779,870	779,530
Westlake Automobile Receivables Trust, Series 2018-3A, Class A2A
2.98%, 01/18/22 144A	1,900,000	1,899,373
Whitehorse XII, Ltd., Series 2018-12A, Class D
(Floating, ICE LIBOR USD 3M + 3.65%, 3.65% Floor), 6.08%, 10/15/31 144A †	750,000	712,238
Total Asset-Backed Securities (Cost $120,619,159)		120,137,185
COMMERCIAL PAPER — 0.3%
Royal Bank of Canada
2.00%, 01/07/19Ω (Cost $4,184,039)	5,600,000	4,100,571
CORPORATE BONDS — 20.7%
21st Century Fox America, Inc.
3.70%, 09/15/24	625,000	631,528
6.15%, 03/01/37	175,000	215,281
6.65%, 11/15/37	150,000	198,095
ABB Finance USA, Inc.
4.38%, 05/08/42	40,000	40,665
Abbott Laboratories
3.75%, 11/30/26	148,000	146,412
4.75%, 11/30/36Δ	170,000	177,999
4.90%, 11/30/46	210,000	221,290
AbbVie, Inc.
3.38%, 11/14/21	750,000	749,802
2.85%, 05/14/23Δ	1,050,000	1,012,786
3.75%, 11/14/23	525,000	522,923
3.60%, 05/14/25	440,000	422,634
3.20%, 05/14/26	300,000	278,484
Aetna, Inc.
2.80%, 06/15/23	225,000	214,198
Aircastle, Ltd.
5.13%, 03/15/21	764,000	776,845
5.50%, 02/15/22	1,300,000	1,331,011
Allegion US Holding Co., Inc.
3.20%, 10/01/24	400,000	377,778
Alliant Energy Finance LLC
3.75%, 06/15/23 144A	275,000	276,973
4.25%, 06/15/28 144A	75,000	74,594
	Par	Value
Allison Transmission, Inc.
5.00%, 10/01/24 144A	$ 200,000	$ 192,750
Amazon.com, Inc.
3.15%, 08/22/27	1,170,000	1,130,882
3.88%, 08/22/37	160,000	154,824
4.95%, 12/05/44	220,000	244,448
4.05%, 08/22/47	790,000	773,850
Ambac LSNI LLC
(Floating, ICE LIBOR USD 3M + 5.00%), 7.80%, 02/12/23 144A †	1,736,190	1,744,871
American Campus Communities Operating Partnership LP REIT
3.75%, 04/15/23	525,000	521,720
American Express Credit Corporation
2.38%, 05/26/20	310,000	306,812
American International Group, Inc.
3.90%, 04/01/26	825,000	794,943
4.20%, 04/01/28Δ	1,050,000	1,013,444
6.25%, 03/15/37	278,000	268,965
American Tower Corporation REIT
3.40%, 02/15/19	200,000	200,119
3.38%, 10/15/26	1,500,000	1,397,824
American Tower Trust #1 REIT
3.07%, 03/15/23 144A	940,000	926,648
Amgen, Inc.
2.13%, 05/01/20	70,000	69,090
3.63%, 05/22/24Δ	50,000	49,909
4.66%, 06/15/51	34,000	32,165
Anadarko Petroleum Corporation
4.85%, 03/15/21	231,000	236,635
5.55%, 03/15/26	815,000	854,811
6.45%, 09/15/36	255,000	276,143
6.60%, 03/15/46	470,000	520,677
Antero Resources Corporation
5.63%, 06/01/23	1,035,000	987,131
Anthem, Inc.
2.95%, 12/01/22	390,000	380,691
3.35%, 12/01/24	130,000	126,814
3.65%, 12/01/27	520,000	497,755
Apache Corporation
3.25%, 04/15/22	24,000	23,524
4.38%, 10/15/28	50,000	46,791
5.10%, 09/01/40	180,000	163,546
4.25%, 01/15/44	800,000	646,395
Apple, Inc.
2.00%, 11/13/20	260,000	256,645
1.55%, 08/04/21	230,000	223,091
2.75%, 01/13/25Δ	650,000	627,285
2.45%, 08/04/26	1,620,000	1,498,787
2.90%, 09/12/27	600,000	564,586
4.65%, 02/23/46	275,000	291,778
Arch Capital Group, Ltd.
7.35%, 05/01/34	175,000	224,146
AT&T, Inc.
4.45%, 05/15/21	80,000	81,779
3.00%, 02/15/22	170,000	167,193

See Notes to Financial Statements.

	Par	Value
3.00%, 06/30/22	$ 475,000	$ 463,624
3.60%, 02/17/23Δ	825,000	820,667
4.45%, 04/01/24	725,000	737,851
3.40%, 05/15/25	1,805,000	1,702,081
4.13%, 02/17/26Δ	175,000	171,271
4.25%, 03/01/27	1,400,000	1,372,041
5.25%, 03/01/37	225,000	221,642
4.35%, 06/15/45	290,000	245,968
4.75%, 05/15/46	90,000	80,201
5.45%, 03/01/47Δ	175,000	171,530
4.50%, 03/09/48	430,000	369,347
AXA Equitable Holdings, Inc.
4.35%, 04/20/28 144A	1,300,000	1,230,819
Bank of America Corporation
2.60%, 01/15/19Δ	47,000	46,991
3.30%, 01/11/23	120,000	118,249
(Variable, ICE LIBOR USD 3M + 0.79%), 3.00%, 12/20/23^	329,000	319,968
(Floating, ICE LIBOR USD 3M + 0.79%), 3.54%, 03/05/24† Δ	1,500,000	1,458,430
(Variable, ICE LIBOR USD 3M + 0.78%), 3.55%, 03/05/24^	530,000	523,892
4.00%, 04/01/24	420,000	422,626
(Floating, ICE LIBOR USD 3M + 0.96%), 3.44%, 07/23/24†	900,000	883,990
(Variable, ICE LIBOR USD 3M + 0.94%), 3.86%, 07/23/24^	875,000	873,458
4.20%, 08/26/24	390,000	387,091
(Variable, ICE LIBOR USD 3M + 3.71%), 6.25%, 09/05/24^	300,000	296,775
(Variable, ICE LIBOR USD 3M + 4.17%), 6.50%, 10/23/24^	150,000	152,063
4.00%, 01/22/25	440,000	428,966
(Variable, ICE LIBOR USD 3M + 1.09%), 3.09%, 10/01/25^	2,200,000	2,087,645
4.45%, 03/03/26	420,000	415,841
3.50%, 04/19/26Δ	2,010,000	1,936,141
4.25%, 10/22/26	440,000	428,365
3.25%, 10/21/27	275,000	254,840
4.18%, 11/25/27	825,000	794,415
(Variable, ICE LIBOR USD 3M + 1.58%), 3.82%, 01/20/28^	575,000	558,381
(Variable, ICE LIBOR USD 3M + 1.51%), 3.71%, 04/24/28^	1,300,000	1,248,369
(Variable, ICE LIBOR USD 3M + 1.37%), 3.59%, 07/21/28^	1,360,000	1,291,117
(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28^	694,000	649,038
(Variable, ICE LIBOR USD 3M + 1.31%), 4.27%, 07/23/29^	525,000	523,146
6.11%, 01/29/37	500,000	551,067
5.00%, 01/21/44	790,000	819,318
(Variable, ICE LIBOR USD 3M + 1.19%), 3.95%, 01/23/49Δ ^	270,000	241,087
Barrick North America Finance LLC
5.70%, 05/30/41	150,000	158,452
Beacon Roofing Supply, Inc.
4.88%, 11/01/25 144A Δ	80,000	70,600
Becton Dickinson and Co.
4.67%, 06/06/47	575,000	542,891
	Par	Value
Becton, Dickinson and Co.
(Floating, ICE LIBOR USD 3M + 0.88%), 3.68%, 12/29/20†	$ 800,000	$ 792,186
2.89%, 06/06/22	700,000	678,510
3.36%, 06/06/24	855,000	822,214
3.73%, 12/15/24	171,000	165,403
4.69%, 12/15/44	345,000	324,086
Berkshire Hathaway Energy Co.
3.25%, 04/15/28	825,000	785,732
Blackstone CQP Holdco LP
6.50%, 03/20/21 144A	600,000	604,545
BMW US Capital LLC
1.85%, 09/15/21 144A	60,000	57,539
Boeing Capital Corporation
4.70%, 10/27/19Δ	230,000	232,889
Boeing Co. (The)
4.88%, 02/15/20	50,000	51,082
6.63%, 02/15/38	210,000	279,966
Boston Properties LP REIT
4.50%, 12/01/28Δ	1,700,000	1,741,558
BP Capital Markets America, Inc.
3.22%, 11/28/23	370,000	364,907
3.12%, 05/04/26	570,000	536,508
4.23%, 11/06/28	1,875,000	1,931,208
Brighthouse Financial, Inc.
3.70%, 06/22/27	1,600,000	1,354,330
Broadcom Corporation
3.00%, 01/15/22	550,000	529,315
2.65%, 01/15/23Δ	225,000	209,591
3.63%, 01/15/24	775,000	734,058
3.13%, 01/15/25	595,000	537,866
3.88%, 01/15/27	940,000	844,699
Catholic Health Initiatives
4.35%, 11/01/42	40,000	36,266
CCO Holdings LLC
5.13%, 05/01/27 144A	130,000	121,407
Celgene Corporation
2.25%, 08/15/21	270,000	261,921
3.55%, 08/15/22	170,000	168,274
3.88%, 08/15/25	710,000	684,475
5.00%, 08/15/45	110,000	102,076
Centene Corporation
5.63%, 02/15/21	80,000	80,400
4.75%, 05/15/22	150,000	148,688
6.13%, 02/15/24	220,000	225,775
4.75%, 01/15/25	50,000	47,875
CenterPoint Energy, Inc.
4.25%, 11/01/28	700,000	710,734
CH Robinson Worldwide, Inc.
4.20%, 04/15/28	1,500,000	1,507,020
Charter Communications Operating LLC
3.58%, 07/23/20	895,000	894,370
4.46%, 07/23/22	725,000	732,535
4.50%, 02/01/24	600,000	599,763
4.91%, 07/23/25	2,310,000	2,300,159
3.75%, 02/15/28	1,800,000	1,631,382
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.20%, 03/15/28	$ 710,000	$ 670,075
6.48%, 10/23/45	90,000	92,810
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27	150,000	142,170
Chesapeake Energy Corporation
6.13%, 02/15/21	160,000	151,200
Chevron Corporation
2.95%, 05/16/26	540,000	520,356
Chubb INA Holdings, Inc.
2.30%, 11/03/20	90,000	88,737
3.35%, 05/03/26	120,000	117,500
Cigna Corporation
3.40%, 09/17/21 144A	240,000	239,608
3.75%, 07/15/23 144A	2,240,000	2,234,849
4.13%, 11/15/25 144A	180,000	180,014
4.38%, 10/15/28 144A	460,000	463,464
Cimarex Energy Co.
3.90%, 05/15/27Δ	500,000	464,783
Cintas Corporation No. 2
2.90%, 04/01/22	180,000	177,192
3.70%, 04/01/27	190,000	185,892
Cisco Systems, Inc.
5.50%, 01/15/40	75,000	88,670
CIT Group, Inc.
5.25%, 03/07/25	1,040,000	1,019,200
Citibank NA
3.05%, 05/01/20	975,000	973,951
Citigroup, Inc.
(Floating, ICE LIBOR USD 3M + 1.19%), 3.75%, 08/02/21† Δ	1,300,000	1,304,053
(Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 01/30/23^	170,000	155,355
3.50%, 05/15/23	220,000	216,200
(Variable, ICE LIBOR USD 3M + 3.47%), 5.35%, 05/15/23Δ ^	180,000	162,000
(Floating, ICE LIBOR USD 3M + 1.02%), 3.76%, 06/01/24†	1,700,000	1,666,390
(Variable, ICE LIBOR USD 3M + 1.02%), 4.04%, 06/01/24^	1,700,000	1,706,478
(Variable, ICE LIBOR USD 3M + 3.91%), 5.95%, 05/15/25^	690,000	625,312
4.40%, 06/10/25	450,000	440,756
5.50%, 09/13/25	290,000	304,749
3.40%, 05/01/26	2,075,000	1,954,903
(Variable, ICE LIBOR USD 3M + 4.52%), 6.25%, 08/05/26^	150,000	143,843
3.20%, 10/21/26	500,000	462,064
4.30%, 11/20/26	1,675,000	1,613,371
4.45%, 09/29/27	1,480,000	1,427,977
4.13%, 07/25/28	125,000	117,442
(Variable, ICE LIBOR USD 3M + 1.19%), 4.08%, 04/23/29^	800,000	779,254
6.63%, 06/15/32	50,000	58,329
8.13%, 07/15/39	20,000	27,827
6.68%, 09/13/43	10,000	11,835
5.30%, 05/06/44	24,000	24,001
4.65%, 07/30/45	894,000	874,070
	Par	Value
4.75%, 05/18/46	$ 40,000	$ 37,115
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	760,000	737,412
Comcast Corporation
3.70%, 04/15/24	1,375,000	1,384,370
3.38%, 08/15/25	275,000	268,201
3.95%, 10/15/25	550,000	556,994
3.30%, 02/01/27	344,000	328,194
3.15%, 02/15/28	950,000	893,269
4.15%, 10/15/28	2,570,000	2,612,731
4.25%, 10/15/30	1,135,000	1,149,397
5.65%, 06/15/35	420,000	461,195
3.20%, 07/15/36	380,000	327,512
3.90%, 03/01/38	30,000	27,826
4.70%, 10/15/48	90,000	91,197
Commonwealth Edison Co.
3.80%, 10/01/42	300,000	282,100
Compass Bank
5.50%, 04/01/20	300,000	306,764
Conagra Brands, Inc.
5.40%, 11/01/48Δ	400,000	369,697
Concho Resources, Inc.
3.75%, 10/01/27	30,000	28,293
4.30%, 08/15/28	610,000	597,866
ConocoPhillips Holding Co.
6.95%, 04/15/29	220,000	272,345
Continental Resources, Inc.
4.50%, 04/15/23	1,575,000	1,551,572
3.80%, 06/01/24	70,000	66,347
4.38%, 01/15/28Δ	200,000	188,497
Cott Holdings, Inc.
5.50%, 04/01/25 144A	170,000	160,863
CRH America Finance, Inc.
3.95%, 04/04/28 144A	500,000	477,339
Crown Castle International Corporation REIT
5.25%, 01/15/23	525,000	545,666
3.15%, 07/15/23	725,000	697,658
3.65%, 09/01/27	50,000	46,437
CVS Health Corporation
3.35%, 03/09/21	210,000	209,510
2.75%, 12/01/22	210,000	202,290
3.70%, 03/09/23	720,000	712,976
4.00%, 12/05/23	800,000	803,134
4.10%, 03/25/25	590,000	584,909
3.88%, 07/20/25	1,013,000	988,581
4.30%, 03/25/28	2,870,000	2,811,026
4.78%, 03/25/38	400,000	384,487
5.13%, 07/20/45	350,000	341,913
5.05%, 03/25/48	1,200,000	1,171,532
CVS Pass-Through Trust
6.94%, 01/10/30	609,734	677,779
D.R. Horton, Inc.
4.38%, 09/15/22	800,000	809,928
DAE Funding LLC
5.75%, 11/15/23 144A	150,000	148,875

See Notes to Financial Statements.

	Par	Value
DaVita, Inc.
5.13%, 07/15/24	$1,000,000	$ 940,000
Dell International LLC
3.48%, 06/01/19 144A	1,010,000	1,007,117
4.42%, 06/15/21 144A	2,520,000	2,517,288
5.45%, 06/15/23 144A	900,000	916,744
Delta Air Lines Pass Through Trust, Series 2007-1, Class A
6.82%, 08/10/22	270,777	290,733
Depository Trust & Clearing Corporation (The)
(Variable, ICE LIBOR USD 3M + 3.17%), 4.88%, 06/15/20 144A Δ ^	750,000	740,625
Devon Energy Corporation
3.25%, 05/15/22	220,000	214,548
5.85%, 12/15/25	442,000	469,451
5.60%, 07/15/41	437,000	415,658
4.75%, 05/15/42	330,000	286,356
5.00%, 06/15/45Δ	660,000	583,407
Diamondback Energy, Inc.
4.75%, 11/01/24	800,000	776,000
Digital Realty Trust LP REIT
3.40%, 10/01/20	900,000	897,503
Discover Financial Services
3.75%, 03/04/25	450,000	430,915
DISH DBS Corporation
5.88%, 07/15/22	130,000	120,088
5.88%, 11/15/24	70,000	56,613
Dollar Tree, Inc.
4.00%, 05/15/25	325,000	312,873
4.20%, 05/15/28	400,000	379,601
DowDuPont, Inc.
4.21%, 11/15/23	550,000	562,789
4.49%, 11/15/25	350,000	360,871
4.73%, 11/15/28	350,000	362,038
Duke Energy Carolinas LLC
3.95%, 03/15/48	300,000	286,988
Duke Energy Corporation
3.75%, 04/15/24	200,000	200,545
3.15%, 08/15/27	550,000	514,388
3.95%, 08/15/47	30,000	27,188
Eaton Corporation
2.75%, 11/02/22	710,000	691,163
4.15%, 11/02/42	200,000	188,450
Ecolab, Inc.
3.95%, 12/01/47	68,000	63,984
Elanco Animal Health, Inc.
3.91%, 08/27/21 144A	550,000	553,768
4.27%, 08/28/23 144A	225,000	225,045
Eli Lilly & Co.
3.10%, 05/15/27	140,000	135,696
Enable Midstream Partners LP
4.95%, 05/15/28Δ	900,000	853,525
Energy Transfer LP
5.50%, 06/01/27	525,000	513,187
Energy Transfer Operating LP
4.65%, 06/01/21	150,000	152,695
	Par	Value
4.20%, 09/15/23	$ 625,000	$ 616,612
4.95%, 06/15/28	220,000	215,652
5.30%, 04/15/47	225,000	198,992
6.00%, 06/15/48	225,000	219,854
Energy Transfer Partners LP
4.50%, 11/01/23	310,000	310,434
Entergy Louisiana LLC
5.40%, 11/01/24	1,200,000	1,320,062
Enterprise Products Operating LLC
4.15%, 10/16/28	320,000	319,024
5.70%, 02/15/42Δ	60,000	64,026
EOG Resources, Inc.
4.15%, 01/15/26	140,000	143,904
EQM Midstream Partners LP
4.75%, 07/15/23	1,225,000	1,223,600
4.13%, 12/01/26	1,800,000	1,636,680
ERAC USA Finance LLC
4.50%, 08/16/21 144A	709,000	723,814
ERP Operating LP REIT
4.63%, 12/15/21	150,000	155,251
Exelon Corporation
5.63%, 06/15/35	415,000	448,904
Expedia Group, Inc.
3.80%, 02/15/28	300,000	272,563
Exxon Mobil Corporation
3.04%, 03/01/26	280,000	273,420
4.11%, 03/01/46	230,000	234,053
First Data Corporation
5.38%, 08/15/23 144A	70,000	68,950
FirstEnergy Corporation
4.25%, 03/15/23	290,000	294,906
3.90%, 07/15/27	690,000	669,954
7.38%, 11/15/31	1,800,000	2,279,431
Fiserv, Inc.
3.80%, 10/01/23	225,000	226,641
4.20%, 10/01/28	375,000	374,992
Florida Power & Light Co.
3.80%, 12/15/42	425,000	405,374
3.95%, 03/01/48	275,000	269,267
Ford Motor Credit Co LLC
3.20%, 01/15/21	200,000	194,045
Ford Motor Credit Co. LLC
2.46%, 03/27/20	800,000	783,381
3.16%, 08/04/20	225,000	220,569
5.75%, 02/01/21	200,000	204,079
3.34%, 03/18/21	250,000	242,706
5.88%, 08/02/21	800,000	820,943
Freeport-McMoRan, Inc.
6.88%, 02/15/23	10,000	10,350
3.88%, 03/15/23	10,000	9,275
4.55%, 11/14/24	10,000	9,263
5.45%, 03/15/43	122,000	93,483
General Electric Co.
6.00%, 08/07/19	301,000	304,286
5.50%, 01/08/20Δ	40,000	40,481
4.38%, 09/16/20	198,000	197,798
5.30%, 02/11/21Δ	104,000	104,180
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.65%, 10/17/21Δ	$ 140,000	$ 140,511
3.15%, 09/07/22	230,000	217,554
6.88%, 01/10/39	500,000	524,195
4.50%, 03/11/44Δ	790,000	646,539
General Mills, Inc.
4.20%, 04/17/28Δ	600,000	589,069
General Motors Co.
5.15%, 04/01/38	50,000	42,841
General Motors Financial Co., Inc.
3.50%, 07/10/19	300,000	299,993
(Floating, ICE LIBOR USD 3M + 1.27%), 4.06%, 10/04/19†	400,000	401,668
3.20%, 07/13/20	1,000,000	987,950
2.45%, 11/06/20	130,000	126,321
4.38%, 09/25/21	400,000	401,029
3.45%, 04/10/22	230,000	222,594
4.35%, 01/17/27Δ	560,000	516,300
Gilead Sciences, Inc.
2.55%, 09/01/20	80,000	79,372
3.70%, 04/01/24	230,000	229,779
4.50%, 02/01/45	400,000	385,552
4.75%, 03/01/46	20,000	19,887
4.15%, 03/01/47Δ	300,000	277,007
Glencore Funding LLC
2.88%, 04/16/20 144A	90,000	89,202
4.13%, 05/30/23 144A	50,000	49,140
4.63%, 04/29/24 144A	658,000	654,536
4.00%, 03/27/27 144A Δ	480,000	437,734
Goldman Sachs Capital II
(Variable, ICE LIBOR USD 3M + 0.77%), 4.00%, 02/04/19†	3,000	2,048
Goldman Sachs Group, Inc. (The)
5.38%, 03/15/20	200,000	204,508
6.00%, 06/15/20	540,000	559,195
5.25%, 07/27/21	560,000	581,541
3.85%, 07/08/24	150,000	146,743
3.50%, 01/23/25	1,700,000	1,612,748
4.25%, 10/21/25	1,470,000	1,408,935
3.50%, 11/16/26	700,000	647,211
(Variable, ICE LIBOR USD 3M + 1.16%), 3.81%, 04/23/29^	690,000	644,945
(Variable, ICE LIBOR USD 3M + 1.30%), 4.22%, 05/01/29^	880,000	848,513
6.75%, 10/01/37	110,000	124,428
6.25%, 02/01/41	750,000	857,035
5.15%, 05/22/45	330,000	309,242
4.75%, 10/21/45Δ	530,000	505,397
Goodman US Finance Three LLC REIT
3.70%, 03/15/28 144A	1,000,000	953,562
Great-West Lifeco Finance 2018 LP
4.05%, 05/17/28 144A Δ	225,000	229,125
Halliburton Co.
3.80%, 11/15/25	670,000	650,192
5.00%, 11/15/45	230,000	226,650
Harris Corporation
5.05%, 04/27/45	110,000	113,566
HCA, Inc.
5.38%, 02/01/25	850,000	830,875
	Par	Value
5.25%, 04/15/25	$ 120,000	$ 119,700
7.69%, 06/15/25	250,000	266,875
5.25%, 06/15/26	10,000	9,950
5.38%, 09/01/26	1,600,000	1,560,000
5.63%, 09/01/28	20,000	19,350
5.50%, 06/15/47	50,000	47,500
HCP, Inc. REIT
2.63%, 02/01/20	300,000	297,941
Hewlett Packard Enterprise Co.
4.90%, 10/15/25	425,000	428,936
Hilton Worldwide Finance LLC
4.88%, 04/01/27	110,000	103,538
Home Depot, Inc. (The)
3.90%, 12/06/28	450,000	461,471
Humana, Inc.
3.15%, 12/01/22	70,000	68,637
3.95%, 03/15/27	150,000	146,802
4.63%, 12/01/42	60,000	59,532
4.95%, 10/01/44	70,000	72,165
4.80%, 03/15/47	10,000	10,046
Huntington Bancshares, Inc.
4.00%, 05/15/25	550,000	553,438
Intel Corporation
3.70%, 07/29/25	805,000	812,713
3.73%, 12/08/47	76,000	70,551
International Lease Finance Corporation
8.63%, 01/15/22	420,000	467,251
John Deere Capital Corporation
2.25%, 04/17/19	160,000	159,647
1.70%, 01/15/20	80,000	78,968
Johnson & Johnson
2.45%, 03/01/26	560,000	526,473
3.63%, 03/03/37	520,000	501,174
JPMorgan Chase & Co.
6.30%, 04/23/19	900,000	908,840
(Variable, ICE LIBOR USD 3M + 3.80%), 5.30%, 05/01/20^	550,000	544,500
4.40%, 07/22/20	980,000	997,947
2.55%, 03/01/21	300,000	295,862
2.40%, 06/07/21	1,100,000	1,076,292
4.35%, 08/15/21	70,000	71,659
2.97%, 01/15/23	475,000	463,376
(Variable, ICE LIBOR USD 3M + 0.89%), 3.80%, 07/23/24^	1,600,000	1,603,886
3.88%, 09/10/24	860,000	846,860
(Variable, ICE LIBOR USD 3M + 1.00%), 4.02%, 12/05/24^	2,900,000	2,925,020
3.13%, 01/23/25	900,000	858,136
3.90%, 07/15/25	700,000	694,242
2.95%, 10/01/26	700,000	647,130
4.25%, 10/01/27	780,000	769,228
(Variable, ICE LIBOR USD 3M + 0.95%), 3.51%, 01/23/29^	1,520,000	1,440,944
(Variable, ICE LIBOR USD 3M + 1.26%), 4.20%, 07/23/29^	380,000	379,289
(Variable, ICE LIBOR USD 3M + 1.33%), 4.45%, 12/05/29^	170,000	173,122

See Notes to Financial Statements.

	Par	Value
(Variable, ICE LIBOR USD 3M + 1.36%), 3.88%, 07/24/38^	$ 175,000	$ 159,239
4.95%, 06/01/45	400,000	406,554
Kerr-McGee Corporation
6.95%, 07/01/24	290,000	323,682
7.88%, 09/15/31	280,000	336,023
Keurig Dr. Pepper, Inc.
4.06%, 05/25/23 144A	475,000	473,828
Kilroy Realty LP REIT
3.80%, 01/15/23	400,000	398,683
4.75%, 12/15/28	1,750,000	1,785,815
Kimberly-Clark Corporation
3.70%, 06/01/43	200,000	187,753
Kinder Morgan Energy Partners LP
3.95%, 09/01/22	520,000	520,192
4.25%, 09/01/24Δ	980,000	975,344
KKR Group Finance Co. II LLC
5.50%, 02/01/43 144A	30,000	30,561
Kraft Heinz Foods Co.
5.38%, 02/10/20	223,000	228,157
(Floating, ICE LIBOR USD 3M + 0.57%), 3.19%, 02/10/21†	1,000,000	991,996
3.50%, 07/15/22	1,190,000	1,173,701
4.00%, 06/15/23	20,000	19,968
3.95%, 07/15/25	110,000	106,604
3.00%, 06/01/26	830,000	741,633
5.00%, 07/15/35	100,000	94,106
5.00%, 06/04/42	50,000	44,861
Kroger Co. (The)
6.15%, 01/15/20	360,000	370,317
Lamb Weston Holdings, Inc.
4.63%, 11/01/24 144A	150,000	146,250
Lehman Brothers Holdings, Inc.
0.00%, 12/28/17Ψ ††† #	3,340,000	—
Lehman Escrow Bonds
0.00%, 01/18/12#	200,000	3,800
0.00%, 07/19/17Ψ ††† #	150,000	—
0.00%, 01/24/49#	2,300,000	43,700
0.00%, 11/29/49Ψ ††† #	2,330,000	—
Lennar Corporation
4.75%, 11/29/27	150,000	135,938
Life Storage LP REIT
3.88%, 12/15/27	900,000	858,078
Lockheed Martin Corporation
3.10%, 01/15/23	40,000	39,683
3.55%, 01/15/26	310,000	308,085
4.50%, 05/15/36	50,000	51,745
Marathon Oil Corporation
4.40%, 07/15/27Δ	400,000	380,746
Marathon Petroleum Corporation
3.80%, 04/01/28 144A	250,000	235,059
McDonald’s Corporation
3.70%, 01/30/26Δ	240,000	235,632
3.50%, 03/01/27	500,000	486,458
Medtronic Global Holdings SCA
3.35%, 04/01/27	350,000	343,185
Medtronic, Inc.
3.50%, 03/15/25	30,000	29,906
	Par	Value
4.63%, 03/15/45	$ 250,000	$ 262,717
MetLife Capital Trust IV
7.88%, 12/15/37 144A	300,000	341,250
MetLife, Inc.
4.75%, 02/08/21	100,000	103,214
6.40%, 12/15/36Δ	50,000	50,918
4.05%, 03/01/45	25,000	23,358
Microchip Technology, Inc.
3.92%, 06/01/21 144A	350,000	347,393
Microsoft Corporation
2.88%, 02/06/24	470,000	465,898
2.70%, 02/12/25	120,000	116,485
3.13%, 11/03/25	450,000	445,478
2.40%, 08/08/26Δ	2,040,000	1,903,944
3.30%, 02/06/27	800,000	793,240
3.45%, 08/08/36	10,000	9,437
4.10%, 02/06/37	50,000	51,405
3.95%, 08/08/56	130,000	127,206
Moody’s Corporation
4.50%, 09/01/22	800,000	823,549
Morgan Stanley
5.50%, 07/24/20	550,000	567,193
(Floating, ICE LIBOR USD 3M + 1.40%), 3.87%, 04/21/21†	100,000	100,491
(Floating, ICE LIBOR USD 3M + 1.40%), 3.89%, 10/24/23†	225,000	224,052
(Variable, ICE LIBOR USD 3M + 0.85%), 3.74%, 04/24/24^	500,000	496,231
3.88%, 04/29/24	275,000	273,882
3.70%, 10/23/24	450,000	442,869
3.63%, 01/20/27	1,475,000	1,403,283
(Variable, ICE LIBOR USD 3M + 1.14%), 3.77%, 01/24/29^	630,000	603,452
MPLX LP
4.88%, 12/01/24	230,000	234,412
4.88%, 06/01/25	100,000	101,050
4.80%, 02/15/29	250,000	249,880
4.50%, 04/15/38	580,000	508,101
4.70%, 04/15/48	1,195,000	1,041,729
5.50%, 02/15/49Δ	760,000	741,942
National Retail Properties, Inc. REIT
3.60%, 12/15/26	250,000	240,812
Navient Corporation
5.88%, 03/25/21	300,000	288,375
NCL Corporation, Ltd.
4.75%, 12/15/21 144A	40,000	39,800
Newell Brands, Inc.
3.85%, 04/01/23	200,000	197,260
4.20%, 04/01/26	150,000	146,734
Newfield Exploration Co.
5.63%, 07/01/24	475,000	482,125
Niagara Mohawk Power Corporation
4.28%, 12/15/28 144A	2,000,000	2,070,837
NiSource, Inc.
3.65%, 06/15/23 144A	400,000	401,078
3.49%, 05/15/27	925,000	884,257
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Nissan Motor Acceptance Corporation
(Floating, ICE LIBOR USD 3M + 0.89%), 3.33%, 01/13/22 144A †	$1,900,000	$1,867,783
Noble Energy, Inc.
4.15%, 12/15/21	620,000	623,306
3.85%, 01/15/28Δ	230,000	208,336
4.95%, 08/15/47	110,000	95,512
Northrop Grumman Corporation
2.93%, 01/15/25	1,620,000	1,539,292
3.25%, 01/15/28	1,595,000	1,491,004
4.75%, 06/01/43	200,000	202,919
Northwell Healthcare, Inc.
6.15%, 11/01/43	375,000	452,739
Northwestern Mutual Life Insurance Co. (The)
6.06%, 03/30/40 144A	300,000	365,449
3.85%, 09/30/47 144A	250,000	226,956
Nuveen LLC
4.00%, 11/01/28 144A	375,000	386,871
Oasis Petroleum, Inc.
6.88%, 03/15/22	57,000	53,865
Occidental Petroleum Corporation
3.13%, 02/15/22	100,000	99,483
2.70%, 02/15/23	20,000	19,396
3.40%, 04/15/26	500,000	489,665
3.00%, 02/15/27Δ	150,000	142,520
4.63%, 06/15/45	130,000	129,362
4.40%, 04/15/46	60,000	58,514
4.10%, 02/15/47	210,000	196,376
4.20%, 03/15/48Δ	80,000	76,649
ONEOK, Inc.
4.55%, 07/15/28	150,000	148,334
Oracle Corporation
4.00%, 07/15/46	375,000	350,759
Pacific Gas & Electric Co.
3.50%, 10/01/20Δ	250,000	239,471
4.25%, 08/01/23 144A	250,000	232,893
3.30%, 03/15/27	25,000	20,705
6.05%, 03/01/34	570,000	530,686
5.80%, 03/01/37	210,000	195,681
4.00%, 12/01/46Δ	25,000	18,997
Penske Truck Leasing Co. LP
3.38%, 02/01/22 144A	1,000,000	989,553
3.95%, 03/10/25 144A	1,000,000	980,953
Phillips 66
3.90%, 03/15/28	600,000	580,699
Physicians Realty LP REIT
3.95%, 01/15/28	2,400,000	2,270,882
Pioneer Natural Resources Co.
3.95%, 07/15/22	75,000	75,280
Plains All American Pipeline LP
3.65%, 06/01/22	200,000	196,502
4.50%, 12/15/26	600,000	578,873
Principal Life Global Funding II
2.38%, 09/11/19 144A	2,900,000	2,881,591
Progress Energy, Inc.
7.75%, 03/01/31	350,000	466,645
	Par	Value
Prudential Financial, Inc.
3.88%, 03/27/28	$ 675,000	$ 679,623
Range Resources Corporation
5.00%, 03/15/23	130,000	114,888
4.88%, 05/15/25Δ	10,000	8,250
Raytheon Co.
3.13%, 10/15/20	200,000	200,675
Refinitiv US Holdings, Inc.
6.25%, 05/15/26 144A	600,000	579,750
Reliance Standard Life Global Funding II
2.50%, 01/15/20 144A	100,000	99,059
RELX Capital, Inc.
3.50%, 03/16/23	1,300,000	1,290,944
Reynolds Group Issuer, Inc.
5.13%, 07/15/23 144A	160,000	152,600
Rockwell Collins, Inc.
3.50%, 03/15/27	550,000	517,184
Roper Technologies, Inc.
4.20%, 09/15/28	500,000	495,997
Sabine Pass Liquefaction LLC
6.25%, 03/15/22	475,000	499,794
5.63%, 04/15/23	400,000	421,812
5.63%, 03/01/25	450,000	467,893
salesforce.com, Inc.
3.25%, 04/11/23	300,000	301,717
3.70%, 04/11/28	100,000	100,644
Santander Holdings USA, Inc.
4.45%, 12/03/21	1,100,000	1,119,799
4.50%, 07/17/25	60,000	59,490
Schlumberger Holdings Corporation
3.00%, 12/21/20 144A	250,000	247,950
4.00%, 12/21/25 144A	190,000	187,820
Select Income REIT
3.60%, 02/01/20	125,000	124,414
Sempra Energy
(Floating, ICE LIBOR USD 3M + 0.50%), 2.94%, 01/15/21†	625,000	614,684
2.90%, 02/01/23	1,125,000	1,094,204
3.40%, 02/01/28	275,000	251,748
Sherwin-Williams Co. (The)
2.75%, 06/01/22	125,000	121,099
3.13%, 06/01/24	75,000	71,701
3.45%, 06/01/27	350,000	326,844
4.50%, 06/01/47	200,000	181,044
Southern California Edison Co.
3.70%, 08/01/25	1,800,000	1,797,062
Southern Co. (The)
3.25%, 07/01/26	1,400,000	1,313,604
Southern Co. Gas Capital Corporation
3.25%, 06/15/26	300,000	280,988
Southern Copper Corporation
5.25%, 11/08/42	960,000	915,432
Southern Natural Gas Co. LLC
8.00%, 03/01/32	400,000	509,885
Spectrum Brands, Inc.
5.75%, 07/15/25	110,000	105,017

See Notes to Financial Statements.

	Par	Value
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A
4.10%, 04/01/28	$1,246,499	$1,228,799
Sprint Corporation
7.25%, 09/15/21	30,000	30,780
Sprint Spectrum Co., LLC
3.36%, 09/20/21 144A	137,500	136,125
4.74%, 03/20/25 144A	900,000	885,375
5.15%, 03/20/28 144A Δ	1,100,000	1,083,500
Starbucks Corporation
3.80%, 08/15/25	625,000	618,971
Stryker Corporation
2.63%, 03/15/21	125,000	123,379
Sunoco Logistics Partners Operations LP
4.25%, 04/01/24	100,000	97,114
5.95%, 12/01/25	300,000	313,225
5.40%, 10/01/47	625,000	568,345
SunTrust Bank
(Variable, ICE LIBOR USD 3M + 0.30%), 2.59%, 01/29/21^	875,000	866,740
Synchrony Financial
2.70%, 02/03/20	200,000	196,654
4.50%, 07/23/25	332,000	303,166
Targa Resources Partners LP
5.88%, 04/15/26 144A	350,000	342,125
5.38%, 02/01/27Δ	10,000	9,425
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	46,000	59,921
4.90%, 09/15/44 144A	655,000	680,690
Thermo Fisher Scientific, Inc.
3.00%, 04/15/23Δ	100,000	97,386
3.65%, 12/15/25	200,000	197,361
Time Warner Cable LLC
4.13%, 02/15/21	400,000	401,817
7.30%, 07/01/38	620,000	673,917
5.88%, 11/15/40	100,000	95,793
Time Warner Entertainment Co. LP
8.38%, 07/15/33	390,000	476,526
TJX Cos, Inc. (The)
2.25%, 09/15/26	40,000	36,329
T-Mobile USA, Inc.
4.50%, 02/01/26	350,000	322,437
Toll Brothers Finance Corporation
4.38%, 04/15/23Δ	120,000	113,100
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	350,000	423,687
Transocean Pontus, Ltd.
6.13%, 08/01/25 144A	79,000	76,630
Union Pacific Corporation
3.75%, 07/15/25	210,000	212,291
3.95%, 09/10/28Δ	680,000	680,431
4.50%, 09/10/48	600,000	594,038
United Airlines Pass-Through Trust, Series 2016-2, Class A
3.10%, 10/07/28	757,711	701,541
	Par	Value
United Airlines Pass-Through Trust, Series 2016-2, Class AA
2.88%, 10/07/28	$ 757,710	$ 698,037
United Parcel Service, Inc.
2.50%, 04/01/23	120,000	116,816
3.05%, 11/15/27Δ	100,000	95,358
United Rentals North America, Inc.
5.50%, 07/15/25	90,000	85,050
6.50%, 12/15/26	110,000	108,625
4.88%, 01/15/28	40,000	35,200
United Technologies Corporation
(Floating, ICE LIBOR USD 3M + 0.65%), 3.28%, 08/16/21†	250,000	249,154
3.35%, 08/16/21	225,000	224,531
3.95%, 08/16/25	730,000	725,393
4.13%, 11/16/28	440,000	436,785
4.50%, 06/01/42	120,000	113,770
UnitedHealth Group, Inc.
1.63%, 03/15/19	170,000	169,546
2.70%, 07/15/20	280,000	279,062
2.88%, 12/15/21	180,000	179,494
3.75%, 07/15/25	270,000	273,548
4.63%, 07/15/35	150,000	159,277
Univision Communications, Inc.
5.13%, 02/15/25 144A Δ	150,000	132,000
US Bank NA
3.15%, 04/26/21	300,000	300,373
Valero Energy Corporation
4.35%, 06/01/28	275,000	272,954
VEREIT Operating Partnership LP REIT
3.00%, 02/06/19	500,000	499,710
4.13%, 06/01/21	200,000	201,944
4.63%, 11/01/25Δ	600,000	601,992
Verizon Communications, Inc.
3.50%, 11/01/24	150,000	148,135
3.38%, 02/15/25	1,095,000	1,064,051
2.63%, 08/15/26	3,455,000	3,137,726
4.13%, 03/16/27	460,000	461,151
4.33%, 09/21/28	2,443,000	2,457,882
5.25%, 03/16/37	680,000	710,429
4.13%, 08/15/46	160,000	141,718
4.86%, 08/21/46	190,000	187,430
5.50%, 03/16/47Δ	40,000	42,694
5.01%, 04/15/49	541,000	541,151
Visa, Inc.
3.15%, 12/14/25	700,000	688,521
4.30%, 12/14/45	460,000	476,540
Vistra Energy Corporation
7.63%, 11/01/24	350,000	370,125
VMware, Inc.
2.95%, 08/21/22	1,100,000	1,049,375
3.90%, 08/21/27	500,000	444,299
Volkswagen Group of America Finance LLC
4.75%, 11/13/28 144A	1,600,000	1,552,605
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Voya Financial, Inc.
5.70%, 07/15/43	$ 170,000	$ 184,205
Wachovia Capital Trust III
(Variable, ICE LIBOR USD 3M + 0.93%), 5.57%, 02/04/19†	560,000	507,220
Walmart, Inc.
3.70%, 06/26/28	620,000	629,994
4.05%, 06/29/48	250,000	249,395
Warner Media LLC
6.10%, 07/15/40	140,000	146,022
Washington Prime Group LP REIT
5.95%, 08/15/24Δ	1,700,000	1,493,152
Waste Management, Inc.
3.50%, 05/15/24	140,000	140,022
7.38%, 05/15/29	140,000	173,326
WEA Finance LLC REIT
3.75%, 09/17/24 144A	770,000	765,378
Wells Fargo & Co.
4.60%, 04/01/21	70,000	71,704
3.45%, 02/13/23	200,000	195,989
(Floating, ICE LIBOR USD 3M + 1.23%), 3.76%, 10/31/23†	600,000	598,536
4.48%, 01/16/24	396,000	401,199
3.00%, 04/22/26	900,000	839,467
4.10%, 06/03/26	440,000	430,081
3.00%, 10/23/26	2,210,000	2,047,952
4.30%, 07/22/27	1,590,000	1,566,799
(Variable, ICE LIBOR USD 3M + 1.31%), 3.58%, 05/22/28^	600,000	576,664
5.38%, 11/02/43	190,000	198,693
4.65%, 11/04/44	70,000	66,043
4.90%, 11/17/45	370,000	361,576
4.40%, 06/14/46	70,000	64,360
4.75%, 12/07/46	260,000	250,911
Wells Fargo Bank NA
(Variable, ICE LIBOR USD 3M + 0.49%), 3.33%, 07/23/21^	1,100,000	1,099,176
(Floating, ICE LIBOR USD 3M + 0.51%), 2.99%, 10/22/21†	1,600,000	1,581,685
Wells Fargo Capital X
5.95%, 12/15/36	140,000	145,250
Welltower, Inc. REIT
4.25%, 04/01/26	900,000	899,789
Western Gas Partners LP
3.95%, 06/01/25	200,000	188,687
WestRock RKT Co.
3.50%, 03/01/20	150,000	149,908
4.00%, 03/01/23Δ	30,000	30,015
Whiting Petroleum Corporation
6.25%, 04/01/23Δ	50,000	45,750
6.63%, 01/15/26Δ	140,000	120,750
Williams Cos., Inc. (The)
5.25%, 03/15/20	140,000	142,825
3.60%, 03/15/22	155,000	152,201
3.90%, 01/15/25	350,000	340,499
7.50%, 01/15/31	100,000	119,768
7.75%, 06/15/31	585,000	709,639
8.75%, 03/15/32Δ	181,000	236,279
5.10%, 09/15/45	105,000	97,352
	Par	Value
Wm.Wrigley Jr. Co.
2.90%, 10/21/19 144A	$ 230,000	$ 229,684
WPX Energy, Inc.
6.00%, 01/15/22	10,000	9,775
8.25%, 08/01/23	30,000	31,500
WRKCo, Inc.
3.75%, 03/15/25 144A Δ	500,000	491,295
4.00%, 03/15/28 144A Δ	1,100,000	1,046,562
Total Corporate Bonds (Cost $319,778,831)		312,791,951
FOREIGN BONDS — 14.5%
Argentina — 0.4%
Argentina POM Politica Monetaria
(Floating, Argentina Blended Historical Policy Rate + 0.00%), 59.39%, 06/21/20(ZA) †	1,110,000	31,969
Argentine Bonos del Tesoro
18.20%, 10/03/21(ZA)	13,930,000	284,814
Argentine Republic Government International Bond
6.25%, 04/22/19	1,600,000	1,616,616
5.63%, 01/26/22	1,410,000	1,194,975
5.88%, 01/11/28	1,190,000	859,775
7.13%, 07/06/36	720,000	518,850
(Step to 3.75% on 03/31/19), 2.50%, 12/31/38 STEP	810,000	446,926
6.88%, 01/11/48	580,000	406,725
Provincia de Buenos Aires
6.50%, 02/15/23 144A	230,000	186,300
7.88%, 06/15/27 144A	180,000	130,502
		5,677,452
Australia — 0.2%
BHP Billiton Finance (USA), Ltd.
2.88%, 02/24/22Δ	20,000	19,858
5.00%, 09/30/43	170,000	185,982
(Variable, USD Swap 5Y + 5.09%), 6.75%, 10/19/75 144A ^	880,000	913,840
CNOOC Finance 2015 Australia Proprietary, Ltd.
2.63%, 05/05/20	1,300,000	1,288,420
Commonwealth Bank of Australia
5.00%, 10/15/19 144A	50,000	50,729
3.90%, 07/12/47 144A	370,000	346,432
Westpac Banking Corporation
2.30%, 05/26/20	50,000	49,431
2.60%, 11/23/20	310,000	306,129
(Variable, USD ICE Swap Rate 5Y + 2.24%), 4.32%, 11/23/31Δ ^	175,000	166,379
		3,327,200
Brazil — 0.4%
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/21(B)	6,392,000	1,724,385
10.00%, 01/01/23(B)	7,128,000	1,926,332
10.00%, 01/01/27(B)	1,013,000	273,518

See Notes to Financial Statements.

	Par	Value
Brazilian Government International Bond
4.63%, 01/13/28	$ 480,000	$ 462,365
5.63%, 01/07/41	750,000	722,812
5.00%, 01/27/45	350,000	306,822
Vale Overseas, Ltd.
6.88%, 11/21/36	284,000	326,174
		5,742,408
Canada — 0.4%
Alimentation Couche-Tard, Inc.
2.70%, 07/26/22 144A	275,000	265,592
3.55%, 07/26/27 144A	75,000	70,153
Bank of Montreal
(Variable, USD Swap 5Y + 1.43%), 3.80%, 12/15/32^	100,000	92,725
Bank of Nova Scotia (The)
1.88%, 04/26/21	1,600,000	1,562,741
Barrick Gold Corporation
5.25%, 04/01/42	560,000	561,138
Bausch Health Cos., Inc.
7.00%, 03/15/24 144A	280,000	283,500
Bombardier, Inc.
7.75%, 03/15/20 144A	550,000	560,312
Brookfield Finance, Inc.
3.90%, 01/25/28	800,000	756,629
Canadian Natural Resources, Ltd.
3.85%, 06/01/27Δ	350,000	330,746
Cenovus Energy, Inc.
4.25%, 04/15/27Δ	275,000	250,903
Nutrien, Ltd.
4.88%, 03/30/20	110,000	111,951
Royal Bank of Canada
2.15%, 10/26/20	270,000	265,923
3.20%, 04/30/21	300,000	300,069
Toronto-Dominion Bank (The)
3.25%, 06/11/21	370,000	371,646
		5,784,028
Chile — 0.0%
Latam Airlines Pass Through Trust, Series 2015-1, Class A
4.20%, 11/15/27	757,273	732,661
China — 0.1%
China Evergrande Group
8.75%, 06/28/25	200,000	169,284
China Government Bond
3.31%, 11/30/25(Y)	1,000,000	141,943
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	1,360,000	1,320,900
5.50%, 02/15/24 144A	80,000	77,400
Sinopec Group Overseas Development 2014, Ltd.
4.38%, 04/10/24 144A	390,000	398,818
		2,108,345
	Par	Value
Colombia — 0.1%
Colombia Government International Bond
5.63%, 02/26/44	$ 480,000	$ 496,080
Ecopetrol SA
5.88%, 05/28/45Δ	720,000	682,538
		1,178,618
Dominican Republic — 0.0%
Dominican Republic International Bond
10.38%, 03/04/22(V)	800,000	16,037
14.50%, 02/10/23(V)	1,300,000	29,607
11.38%, 07/06/29(V)	700,000	14,425
		60,069
Ecuador — 0.0%
Ecuador Government International Bond
7.88%, 01/23/28 144A	370,000	302,244
Egypt — 0.0%
Egypt Government International Bond
5.58%, 02/21/23 144A	410,000	389,642
Finland — 0.1%
Nokia OYJ
4.38%, 06/12/27	259,000	241,517
Nordea Bank Abp
4.88%, 05/13/21 144A	640,000	651,298
		892,815
France — 0.6%
BNP Paribas SA
3.50%, 03/01/23 144A Δ	925,000	897,656
3.38%, 01/09/25 144A	450,000	424,053
4.40%, 08/14/28 144A	1,340,000	1,310,430
(Variable, USD Swap 5Y + 1.48%), 4.38%, 03/01/33 144A Δ ^	440,000	412,435
BPCE SA
4.00%, 09/12/23 144A	750,000	738,678
4.63%, 09/12/28 144A	375,000	370,652
Credit Agricole SA
2.50%, 04/15/19 144A	250,000	249,623
(Variable, ICE LIBOR USD 3M + 6.98%), 8.38%, 10/13/19 144A ^	510,000	524,025
4.38%, 03/17/25	275,000	266,604
4.13%, 01/10/27 144A	450,000	434,666
(Variable, USD Swap 5Y + 1.64%), 4.00%, 01/10/33 144A Δ ^	250,000	229,360
Danone SA
2.59%, 11/02/23 144A	650,000	618,642
2.95%, 11/02/26 144A	310,000	283,328
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Unibail-Rodamco SE REIT
(Floating, ICE LIBOR USD 3M + 0.77%), 3.21%, 04/16/19†	$1,600,000	$1,602,992
XLIT, Ltd.
4.45%, 03/31/25	349,000	347,295
		8,710,439
Germany — 0.3%
Deutsche Bank AG
2.50%, 02/13/19	100,000	99,813
2.85%, 05/10/19	1,600,000	1,590,522
4.25%, 10/14/21	1,500,000	1,467,578
Kreditanstalt fuer Wiederaufbau
1.50%, 09/09/19	1,490,000	1,479,544
		4,637,457
Hong Kong — 0.0%
AIA Group, Ltd.
3.90%, 04/06/28 144A	200,000	200,641
India — 0.0%
Bharti Airtel, Ltd.
4.38%, 06/10/25 144A	330,000	301,033
Reliance Industries, Ltd.
3.67%, 11/30/27 144A	250,000	227,994
		529,027
Indonesia — 0.2%
Indonesia Government International Bond
4.88%, 05/05/21	570,000	583,316
4.75%, 01/08/26 144A	250,000	253,821
3.85%, 07/18/27 144A	500,000	475,903
3.50%, 01/11/28	450,000	417,287
5.13%, 01/15/45 144A	200,000	197,632
5.25%, 01/08/47 144A	200,000	201,227
4.35%, 01/11/48Δ	500,000	457,561
		2,586,747
Ireland — 1.0%
AerCap Ireland Capital DAC
5.00%, 10/01/21	150,000	152,456
4.63%, 07/01/22	550,000	552,352
3.30%, 01/23/23	1,625,000	1,546,350
3.50%, 01/15/25	600,000	548,153
4.45%, 10/01/25	800,000	760,563
AIB Group PLC
4.75%, 10/12/23 144A	950,000	941,593
Ardagh Packaging Finance PLC
7.25%, 05/15/24 144A	450,000	450,563
Bank of Ireland
(Variable, EUR Swap Rate 5Y + 6.96%), 7.38%, 06/18/20(E) ^	1,000,000	1,198,196
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/20	1,723,000	1,663,538
3.37%, 11/15/25	597,000	531,113
4.42%, 11/15/35	1,700,000	1,427,872
	Par	Value
Shire Acquisitions Investments Ireland DAC
1.90%, 09/23/19	$ 500,000	$ 493,080
2.40%, 09/23/21	1,000,000	967,614
SMBC Aviation Capital Finance DAC
4.13%, 07/15/23 144A	900,000	904,637
Virgin Media Receivables Financing Notes I DAC
5.50%, 09/15/24(U)	2,200,000	2,701,130
		14,839,210
Israel — 0.1%
Israel Government AID Bond
5.50%, 09/18/23	1,200,000	1,349,992
5.50%, 12/04/23	200,000	225,147
5.50%, 04/26/24	500,000	568,903
		2,144,042
Italy — 0.4%
Intesa Sanpaolo SpA
3.13%, 07/14/22 144A	580,000	536,714
3.38%, 01/12/23 144A Δ	220,000	203,985
5.02%, 06/26/24 144A	1,310,000	1,189,401
5.71%, 01/15/26 144A	200,000	183,594
3.88%, 07/14/27 144A	1,000,000	861,691
UniCredit SpA
7.83%, 12/04/23 144A	3,100,000	3,246,243
Wind Tre SpA
5.00%, 01/20/26 144A	525,000	435,099
		6,656,727
Jamaica — 0.0%
Digicel, Ltd.
6.75%, 03/01/23 144A Δ	300,000	238,875
Japan — 1.5%
Development Bank of Japan, Inc.
1.63%, 09/01/21 144A	1,300,000	1,257,786
Japan Finance Organization for Municipalities
2.13%, 10/25/23 144A	2,200,000	2,109,069
Japan Treasury Discount Bill
0.00%, 03/11/19(J) Ω	1,770,000,000	16,153,646
Mitsubishi UFJ Financial Group, Inc.
2.95%, 03/01/21	250,000	247,565
3.00%, 02/22/22	180,000	177,559
Sumitomo Mitsui Financial Group, Inc.
2.06%, 07/14/21	260,000	251,892
4.44%, 04/02/24 144A	350,000	352,709
Takeda Pharmaceutical Co., Ltd.
4.40%, 11/26/23 144A	1,700,000	1,720,472
		22,270,698
Jersey — 0.0%
UBM PLC
5.75%, 11/03/20 144A	230,000	235,651

See Notes to Financial Statements.

	Par	Value
Jordan — 0.1%
Hashemite Kingdom of Jordan Government AID Bond
2.50%, 10/30/20	$ 1,200,000	$1,197,143
Kazakhstan — 0.0%
KazMunayGas National Co. JSC
5.38%, 04/24/30 144A	200,000	197,152
Kenya — 0.0%
Kenya Government International Bond
6.88%, 06/24/24	200,000	188,495
7.25%, 02/28/28 144A	200,000	179,304
		367,799
Kuwait — 0.1%
Kuwait International Government Bond
3.50%, 03/20/27 144A	1,490,000	1,485,786
Luxembourg — 0.0%
Altice Financing SA
6.63%, 02/15/23 144A	350,000	336,875
ArcelorMittal
6.25%, 02/25/22Δ	50,000	52,885
7.00%, 10/15/39	70,000	73,892
		463,652
Mexico — 0.5%
America Movil SAB de CV
6.00%, 06/09/19(M)	3,030,000	152,395
5.00%, 03/30/20	240,000	244,312
Mexican Bonos
8.00%, 06/11/20(M)	5,120,000	258,853
6.50%, 06/10/21(M)	190,100	9,243
8.00%, 12/07/23(M)	121,800	6,054
10.00%, 12/05/24(M)	25,130,000	1,359,469
8.50%, 11/18/38(M)	31,478,500	1,542,982
7.75%, 11/13/42(M)	40,935,200	1,841,358
8.00%, 11/07/47(M)	19,952,200	917,921
Mexico City Airport Trust
5.50%, 07/31/47	200,000	176,752
Petroleos Mexicanos
6.38%, 02/04/21	11,000	11,148
5.13%, 03/15/23(E)	110,000	130,653
6.88%, 08/04/26	200,000	194,900
6.50%, 03/13/27	80,000	75,400
6.63%, 06/15/35	19,000	16,682
5.50%, 06/27/44	170,000	129,316
6.38%, 01/23/45	370,000	299,237
6.75%, 09/21/47Δ	220,000	182,466
		7,549,141
Morocco & Antilles — 0.0%
OCP SA
4.50%, 10/22/25 144A	450,000	432,328
Netherlands — 1.5%
ABN AMRO Bank NV
4.75%, 07/28/25 144A	200,000	199,389
	Par	Value
Alcoa Nederland Holding BV
7.00%, 09/30/26 144A	$ 200,000	$ 205,000
Cooperatieve Rabobank UA
(Variable, ICE LIBOR USD 3M + 10.87%), 11.00%, 06/30/19 144A ^	487,000	504,654
4.75%, 01/15/20 144A	540,000	548,970
(Variable, EUR Swap Rate 5Y + 5.25%), 5.50%, 06/29/20(E) ^	500,000	588,271
4.63%, 12/01/23	400,000	406,015
4.38%, 08/04/25	920,000	904,866
5.25%, 08/04/45	370,000	382,899
Equate Petrochemical BV
4.25%, 11/03/26 144A	260,000	252,420
ING Bank NV
5.80%, 09/25/23 144A	340,000	355,506
ING Groep NV
4.10%, 10/02/23	1,100,000	1,100,508
4.63%, 01/06/26 144A Δ	1,600,000	1,613,201
Mylan NV
2.25%, 11/22/24(E)	1,500,000	1,718,105
3.95%, 06/15/26	1,700,000	1,554,302
Myriad International Holdings BV
4.85%, 07/06/27 144A Δ	420,000	403,898
NXP BV
3.88%, 09/01/22 144A	950,000	914,375
Petrobras Global Finance BV
6.13%, 01/17/22	51,000	52,466
6.25%, 03/17/24	380,000	386,935
5.30%, 01/27/25	2,116,000	2,026,070
7.38%, 01/17/27	120,000	123,540
5.75%, 02/01/29	210,000	194,775
6.85%, 06/05/15π	550,000	493,488
Shell International Finance BV
4.38%, 03/25/20	320,000	325,578
2.88%, 05/10/26Δ	1,210,000	1,161,721
4.55%, 08/12/43	120,000	125,012
4.38%, 05/11/45	230,000	236,398
4.00%, 05/10/46	190,000	183,927
Stichting AK Rabobank Certificaten
6.50%, 03/29/18(E)	700,000	861,888
Syngenta Finance NV
3.70%, 04/24/20 144A	565,000	561,083
3.93%, 04/23/21 144A	2,350,000	2,319,153
4.44%, 04/24/23 144A	1,075,000	1,037,006
5.18%, 04/24/28 144A Δ	200,000	185,804
UPCB Finance IV, Ltd.
5.38%, 01/15/25 144A	200,000	187,524
		22,114,747
Nigeria — 0.0%
Nigeria Government International Bond
6.50%, 11/28/27 144A	200,000	177,444
7.14%, 02/23/30 144A	250,000	221,885
		399,329
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Norway — 0.1%
Yara International ASA
4.75%, 06/01/28 144A	$ 1,100,000	$1,098,450
Peru — 0.0%
Peruvian Government International Bond
5.63%, 11/18/50Δ	330,000	388,245
Poland — 0.1%
Republic of Poland Government International Bond
4.00%, 01/22/24	780,000	799,679
Russia — 0.3%
Gazprom OAO Via Gaz Capital SA
7.29%, 08/16/37	100,000	111,807
Russian Federal Bond - OFZ
7.00%, 01/25/23(Q)	34,070,000	469,479
7.00%, 08/16/23(Q)	52,440,000	716,872
7.75%, 09/16/26(Q)	9,710,000	133,996
8.15%, 02/03/27(Q)	63,930,000	899,608
7.05%, 01/19/28(Q)	150,011,000	1,959,132
		4,290,894
Singapore — 0.0%
ABJA Investment Co., Pte, Ltd.
5.45%, 01/24/28	200,000	170,824
South Africa — 0.0%
Republic of South Africa Government Bond
8.00%, 01/31/30(S)	780,000	49,086
7.00%, 02/28/31(S)	2,020,000	115,489
8.25%, 03/31/32(S)	5,580,000	348,112
8.88%, 02/28/35(S)	720,000	46,506
6.25%, 03/31/36(S)	915,000	45,460
9.00%, 01/31/40(S)	90,000	5,755
6.50%, 02/28/41(S)	390,000	18,927
8.75%, 01/31/44(S)	1,500,000	92,846
		722,181
South Korea — 0.1%
Export-Import Bank of Korea
5.00%, 04/11/22	900,000	946,908
Spain — 0.2%
Banco Santander SA
(Floating, ICE LIBOR USD 3M + 1.12%), 3.55%, 04/12/23†	200,000	196,232
3.85%, 04/12/23Δ	400,000	389,044
4.38%, 04/12/28	800,000	748,377
Telefonica Emisiones SA
5.88%, 07/15/19	70,000	70,848
4.57%, 04/27/23	500,000	514,084
5.21%, 03/08/47	400,000	367,454
		2,286,039
Supranational — 1.3%
African Development Bank
(Floating, ICE LIBOR USD 3M + 0.19%), 2.98%, 06/15/20†	2,700,000	2,707,950
	Par	Value
2.63%, 03/22/21	$5,530,000	$ 5,533,924
2.31%, 07/14/21	6,000,000	5,924,871
International Bank for Reconstruction & Development
1.63%, 09/04/20	5,210,000	5,128,200
		19,294,945
Sweden — 0.1%
Stadshypotek AB
1.88%, 10/02/19 144A	900,000	893,156
Svenska Handelsbanken AB
3.35%, 05/24/21	250,000	249,949
		1,143,105
Switzerland — 0.8%
Credit Suisse AG
6.50%, 08/08/23 144A	225,000	235,268
Credit Suisse Group AG
4.28%, 01/09/28 144A	1,800,000	1,738,391
(Variable, ICE LIBOR USD 3M + 1.41%), 3.87%, 01/12/29 144A ^	425,000	396,121
Credit Suisse Group Funding Guernsey, Ltd.
3.45%, 04/16/21Δ	800,000	797,560
3.80%, 09/15/22Δ	1,300,000	1,291,620
4.55%, 04/17/26	2,440,000	2,419,520
4.88%, 05/15/45Δ	350,000	346,692
UBS Group Funding Switzerland AG
3.00%, 04/15/21 144A	1,500,000	1,488,888
2.65%, 02/01/22 144A	300,000	290,490
(Floating, ICE LIBOR USD 3M + 1.53%), 4.07%, 02/01/22 144A †	200,000	202,033
3.49%, 05/23/23 144A	480,000	468,394
4.13%, 09/24/25 144A	440,000	438,756
4.25%, 03/23/28 144A	1,490,000	1,470,713
		11,584,446
Turkey — 0.1%
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A
4.20%, 03/15/27 144A	1,237,463	1,080,306
United Arab Emirates — 0.1%
Abu Dhabi Government International Bond
2.50%, 10/11/22 144A	610,000	593,268
3.13%, 10/11/27 144A	500,000	478,760
DP World, Ltd.
5.63%, 09/25/48 144A	620,000	585,280
		1,657,308
United Kingdom — 3.3%
Anglo American Capital PLC
3.63%, 09/11/24 144A	700,000	662,261
4.00%, 09/11/27 144A	220,000	199,283
Barclays Bank PLC
(Floating, ICE LIBOR USD 3M + 0.40%), 2.89%, 10/25/19†	2,700,000	2,701,600

See Notes to Financial Statements.

	Par	Value
7.63%, 11/21/22	$1,700,000	$1,764,812
Barclays PLC
(Variable, EUR Swap Rate 5Y + 5.88%), 6.50%, 09/15/19(E) ^	800,000	895,571
(Variable, USD Swap 5Y + 5.02%), 6.63%, 09/15/19^	200,000	195,625
(Floating, ICE LIBOR USD 3M + 2.11%), 4.73%, 08/10/21†	1,600,000	1,613,812
(Variable, ICE LIBOR USD 3M + 1.40%), 4.61%, 02/15/23^	950,000	942,660
(Floating, ICE LIBOR USD 3M + 1.38%), 4.01%, 05/16/24†	1,600,000	1,524,640
(Variable, ICE LIBOR USD 3M + 1.36%), 4.34%, 05/16/24^	1,400,000	1,362,482
3.25%, 02/12/27(U)	500,000	612,565
(Variable, ICE LIBOR USD 3M + 1.90%), 4.97%, 05/16/29^	1,060,000	1,023,914
BP Capital Markets PLC
3.56%, 11/01/21	30,000	30,279
3.81%, 02/10/24	330,000	333,453
3.54%, 11/04/24	60,000	59,520
3.51%, 03/17/25Δ	330,000	323,962
British Telecommunications PLC
5.13%, 12/04/28	450,000	453,391
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	220,000	217,435
5.25%, 12/19/33(U)	100,000	166,935
Hammerson PLC REIT
3.50%, 10/27/25(U)	100,000	126,091
HSBC Bank PLC
4.75%, 01/19/21 144A	200,000	205,215
HSBC Holdings PLC
3.40%, 03/08/21	610,000	608,607
(Floating, ICE LIBOR USD 3M + 0.60%), 3.24%, 05/18/21†	400,000	394,198
(Floating, ICE LIBOR USD 3M + 1.50%), 4.29%, 01/05/22† Δ	400,000	404,173
(Variable, ICE LIBOR USD 3M + 1.06%), 3.26%, 03/13/23^	525,000	514,027
(Variable, USD ICE Swap Rate 5Y + 3.45%), 6.25%, 03/23/23^	540,000	506,925
4.25%, 03/14/24	240,000	238,454
(Floating, ICE LIBOR USD 3M + 1.00%), 3.64%, 05/18/24†	900,000	877,088
4.25%, 08/18/25	220,000	213,834
(Variable, ICE LIBOR USD 3M + 1.55%), 4.04%, 03/13/28^	700,000	670,418
(Variable, USD ICE Swap Rate 5Y + 3.61%), 6.50%, 03/23/28^	540,000	491,400
(Variable, ICE LIBOR USD 3M + 1.53%), 4.58%, 06/19/29^	1,000,000	992,369
6.50%, 09/15/37	500,000	568,285
Lloyds Bank Corporate Markets PLC
(Floating, ICE LIBOR USD 3M + 0.50%), 2.91%, 10/26/20†	1,600,000	1,600,426
Lloyds Bank PLC
(Variable, ICE LIBOR USD 3M + 11.76%), 12.00%, 12/16/24 144A ^	1,200,000	1,409,394
	Par	Value
(Step to 0.00% on 04/02/22), 7.50%, 04/02/32 STEP	$2,000,000	$ 1,607,313
Lloyds Banking Group PLC
4.05%, 08/16/23	1,400,000	1,384,536
2.25%, 10/16/24(U)	400,000	488,473
4.50%, 11/04/24	240,000	232,043
4.38%, 03/22/28	800,000	760,367
4.55%, 08/16/28Δ	230,000	221,411
(Variable, ICE LIBOR USD 3M + 1.21%), 3.57%, 11/07/28^	200,000	178,234
Nationwide Building Society
(Variable, ICE LIBOR USD 3M + 1.06%), 3.77%, 03/08/24 144A ^	2,000,000	1,926,704
(Variable, ICE LIBOR USD 3M + 1.39%), 4.36%, 08/01/24 144A ^	1,300,000	1,274,952
Reckitt Benckiser Group PLC
2.75%, 06/26/24 144A	600,000	567,497
Royal Bank of Scotland Group PLC
6.13%, 12/15/22	180,000	182,581
2.50%, 03/22/23(E)	1,400,000	1,637,635
(Variable, ICE LIBOR USD 3M + 1.48%), 3.50%, 05/15/23^	429,000	412,857
(Floating, ICE LIBOR USD 3M + 1.47%), 4.09%, 05/15/23†	1,300,000	1,261,818
3.88%, 09/12/23	579,000	555,667
6.00%, 12/19/23	110,000	111,450
5.13%, 05/28/24	280,000	271,794
(Variable, ICE LIBOR USD 3M + 1.55%), 4.52%, 06/25/24^	2,205,000	2,165,779
Santander UK Group Holdings PLC
(Variable, ICE LIBOR USD 3M + 1.08%), 3.37%, 01/05/24^	1,500,000	1,424,552
(Variable, ICE LIBOR USD 3M + 1.57%), 4.80%, 11/15/24^	1,700,000	1,689,814
(Variable, GBP Swap Rate 1Y + 1.38%), 2.92%, 05/08/26(U) ^	1,300,000	1,596,840
(Variable, ICE LIBOR USD 3M + 1.40%), 3.82%, 11/03/28Δ ^	800,000	724,448
Santander UK PLC
2.38%, 03/16/20	160,000	158,281
Severn Trent Utilities Finance PLC
6.25%, 06/07/29(U)	100,000	166,423
Society of Lloyd's
4.75%, 10/30/24(U)	100,000	133,318
Standard Chartered PLC
(Variable, ICE LIBOR USD 3M + 1.15%), 4.25%, 01/20/23 144A ^	1,000,000	991,431
5.70%, 03/26/44 144A Δ	430,000	431,729
Vodafone Group PLC
3.75%, 01/16/24	1,025,000	1,011,420
4.38%, 05/30/28	1,200,000	1,166,300
5.25%, 05/30/48	580,000	546,502
		50,187,273
Total Foreign Bonds (Cost $227,432,445)		219,102,676
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
LOAN AGREEMENTS — 0.9%
Air Medical Group Holdings, Inc. 2018 Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%, 1.00% Floor), 5.68%, 04/28/22†	$462,955	$434,164
American Airlines, Inc. 2018 Replacement Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 4.26%, 06/27/25†	350,000	329,000
American Axle & Manufacturing, Inc. Tranche B Term Loan
(Floating, ICE LIBOR USD 3M + 2.25%, 0.75% Floor), 4.74%, 04/06/24†	18,667	17,745
(Floating, ICE LIBOR USD 1M + 2.25%, 0.75% Floor), 4.76%, 04/06/24†	27,485	26,128
American Builders & Contractors Supply Co., Inc. Term B-2 Loan
(Floating, ICE LIBOR USD 1M + 2.00%, 0.75% Floor), 4.52%, 10/31/23†	601,434	573,943
Atlantic Aviation FBO, Inc. Term Loan
0.00%, 12/06/25† Σ	90,000	89,437
(Floating, ICE LIBOR USD 1M + 3.75%), 6.13%, 12/06/25†	90,000	89,437
Avolon TLB Borrower 1 (US) LLC Term B-3 Loan
(Floating, ICE LIBOR USD 1M + 2.00%, 0.75% Floor), 4.47%, 01/15/25†	675,463	650,910
Beacon Roofing Supply, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 4.68%, 01/02/25†	598,490	570,810
Berry Global, Inc. Term Q Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 4.39%, 10/01/22†	135,408	132,625
Berry Global, Inc. Term R Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 4.39%, 01/19/24†	457,257	446,560
BWay Holding Co. Initial Term Loan
(Floating, ICE LIBOR USD 3M + 3.25%), 5.66%, 04/03/24†	423,550	399,725
Catalent Pharma Solutions, Inc. Dollar Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%, 1.00% Floor), 4.77%, 05/20/24†	229,540	223,687
Charter Communications Operating LLC Term B Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 4.53%, 04/30/25†	630,932	606,881
Dell International L.L.C. Refinancing Term B Loan
(Floating, ICE LIBOR USD 1M + 2.00%, 0.75% Floor), 4.53%, 09/07/23†	492,800	474,936
	Par	Value
Delos Finance S.a r.l. New Loan
(Floating, ICE LIBOR USD 3M + 1.75%), 4.55%, 10/06/23†	$560,000	$546,280
Envision Healthcare Corporation Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.75%), 6.27%, 10/10/25†	540,000	504,706
First Data Corporation 2024A New Dollar Term Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 4.50%, 04/26/24†	911,932	873,403
Flying Fortress Holdings LLC New Loan
(Floating, ICE LIBOR USD 3M + 1.75%), 4.55%, 10/30/22†	410,000	402,911
Four Seasons Holdings, Inc. Term Loan 2013
(Floating, ICE LIBOR USD 1M + 2.00%), 4.52%, 11/30/23†	172,385	165,890
HCA, Inc. Tranche B-10 Term Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 4.52%, 03/13/25†	63,976	62,891
Hilton Worldwide Finance LLC Series B-2 Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 4.26%, 10/25/23†	408,355	395,229
Jaguar Holding Co. I LLC 2018 Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%, 1.00% Floor), 5.02%, 08/18/22†	491,565	468,830
Michaels Stores, Inc. 2018 New Replacement Term B Loan
(Floating, ICE LIBOR USD 1M + 2.50%, 1.00% Floor), 4.97%, 01/30/23†	182,222	174,705
(Floating, ICE LIBOR USD 1M + 2.50%, 1.00% Floor), 5.01%, 01/30/23†	31,418	30,122
(Floating, ICE LIBOR USD 1M + 2.50%, 1.00% Floor), 5.02%, 01/30/23†	482,258	462,365
MPH Acquisition Holdings LLC Initial Term Loan
(Floating, ICE LIBOR USD 3M + 2.75%, 1.00% Floor), 5.55%, 06/07/23†	504,345	479,479
Numericable U.S. LLC USD TLB Term Loan
(Floating, ICE LIBOR USD 1M + 3.69%), 6.14%, 01/31/26†	390,840	363,872
ON Semiconductor Corporation 2018 New Replacement Term B-3 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 4.27%, 03/31/23†	79,193	76,174
PetSmart, Inc. Tranche B-2 Loan
(Floating, ICE LIBOR USD 1M + 3.00%, 1.00% Floor), 5.38%, 03/11/22†	887,215	704,067

See Notes to Financial Statements.

	Par	Value
Post Holdings, Inc. Series A Incremental Term Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 4.51%, 05/24/24†	$ 77,380	$ 74,768
Prime Security Services Borrower LLC December 2018 Incremental Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 2.75%, 1.00% Floor), 5.27%, 05/02/22†	410,956	392,976
Realogy Group LLC Extended 2025 Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 4.71%, 02/08/25†	62,884	59,740
Reynolds Group Holdings, Inc. Incremental U.S. Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 5.27%, 02/05/23†	117,584	112,419
RPI Finance Trust Initial Term Loan B-6
(Floating, ICE LIBOR USD 1M + 2.00%), 4.52%, 03/27/23†	528,908	513,514
Sprint Communications, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%, 0.75% Floor), 5.06%, 02/02/24†	425,285	405,794
Trans Union LLC 2017 Replacement Term B-3 Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 4.52%, 04/10/23†	221,989	214,140
Unitymedia Finance LLC Facility D Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 4.71%, 01/15/26†	250,000	242,082
Univision Communications, Inc. 2017 Replacement Repriced First-Lien Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%, 1.00% Floor), 5.27%, 03/15/24†	898,609	817,734
UPC Financing Partnership Facility AR
(Floating, ICE LIBOR USD 1M + 2.50%), 4.96%, 01/15/26†	276,430	263,784
Vistra Operations Co. LLC 2016 Incremental Term Loan
0.00%, 12/14/23† Σ	20,000	19,283
Vistra Operations Co. LLC 2018 Incremental Term Loan
0.00%, 12/31/25† Σ	29,925	28,873
Vistra Operations Co. LLC Initial Term Loan
0.00%, 08/04/23† Σ	99,873	96,529
Total Loan Agreements (Cost $14,860,153)		14,018,548
MORTGAGE-BACKED SECURITIES — 44.8%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A
(Floating, ICE LIBOR USD 1M + 0.88%, 0.88% Floor), 3.34%, 09/15/34 144A †	1,200,000	1,189,832
	Par	Value
Aggregator of Loans Backed by Assets PLC, Series 2015-1, Class A
(Floating, ICE LIBOR GBP 1M + 1.25%), 1.98%, 04/24/49(U) †	$ 627,417	$ 800,216
Alba PLC, Series 2007-1, Class A3
(Floating, ICE LIBOR GBP 3M + 0.17%), 1.08%, 03/17/39(U) †	749,166	888,072
Alternative Loan Trust, Series 2006-OA11, Class A1B
(Floating, ICE LIBOR USD 1M + 0.19%, 0.19% Floor), 2.70%, 09/25/46†	410,416	378,051
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1
(Floating, ICE LIBOR USD 6M + 1.50%, 1.50% Floor, 11.00% Cap), 4.39%, 09/25/45†	460,490	459,189
Banc of America Funding Trust, Series 2005-D, Class A1
4.36%, 05/25/35† γ	574,879	603,074
Banc of America Mortgage Trust, Series 2004-F, Class 1A1
4.49%, 07/25/34† γ	53,299	54,403
Bancorp Commercial Mortgage, Series 2018-CRE4, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.95% Floor), 3.36%, 09/15/35 144A †	778,350	779,321
BANK, Series 2017-BNK9, Class XA
0.82%, 11/15/54† IO γ	9,975,074	564,120
BBCCRE Trust, Series 2015-GTP, Class A
3.97%, 08/10/33 144A	1,600,000	1,637,802
BBCCRE Trust, Series 2015-GTP, Class D
4.56%, 08/10/33 144A † γ	390,000	379,423
BBCCRE Trust, Series 2015-GTP, Class E
4.56%, 08/10/33 144A † γ	1,210,000	1,092,802
BBCMS Trust, Series 2015-STP, Class A
3.32%, 09/10/28 144A	1,244,574	1,247,487
BCAP LLC, Series 2014-RR2, Class 7A1
(Floating, ICE LIBOR USD 1M + 0.20%, 0.20% Floor), 2.52%, 01/26/38 144A †	1,022,935	979,841
Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2
4.03%, 05/25/35† γ	173,980	176,002
Bear Stearns ARM Trust, Series 2002-11, Class 1A1
4.34%, 02/25/33† γ	8,651	8,705
Bear Stearns ARM Trust, Series 2004-2, Class 24A
2.38%, 05/25/34	19,103	17,846
Bear Stearns Structured Products, Inc. Trust, Series 2007-R6, Class 1A1
4.35%, 01/26/36† γ	500,286	454,226
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
BX Commercial Mortgage Trust, Series 2018-IND, Class H
(Floating, ICE LIBOR USD 1M + 3.00%, 3.00% Floor), 5.46%, 11/15/35 144A †	$3,614,606	$3,586,703
BX Trust, Series 2017-IMC, Class F
(Floating, ICE LIBOR USD 1M + 4.25%, 4.25% Floor), 6.71%, 10/15/32 144A †	1,000,000	1,003,273
CHL Mortgage Pass-Through Trust, Series 2003-58, Class 2A2
4.66%, 02/19/34† γ	282,628	285,756
CHL Mortgage Pass-Through Trust, Series 2004-HYB5, Class 2A1
4.31%, 04/20/35† γ	370,179	367,490
CHT Mortgage Trust, Series 2017-CSMO, Class A
(Floating, ICE LIBOR USD 1M + 0.93%, 0.93% Floor), 3.39%, 11/15/36 144A †	540,000	534,280
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class XA
1.19%, 05/10/47† IO γ	1,004,543	48,227
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5
3.14%, 02/10/48	650,000	639,903
Cold Storage Trust, Series 2017-ICE3, Class B
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor), 3.71%, 04/15/36 144A †	460,000	451,611
COMM Mortgage Trust, Series 2013-CR12, Class AM
4.30%, 10/10/46	50,000	51,514
COMM Mortgage Trust, Series 2013-CR12, Class B
4.76%, 10/10/46	40,000	41,351
COMM Mortgage Trust, Series 2013-CR12, Class C
5.09%, 10/10/46† γ	20,000	20,259
COMM Mortgage Trust, Series 2013-CR6, Class B
3.40%, 03/10/46 144A	390,000	387,528
COMM Mortgage Trust, Series 2014-277P, Class A
3.61%, 08/10/49 144A † γ	160,000	162,438
COMM Mortgage Trust, Series 2015-DC1, Class C
4.35%, 02/10/48† γ	80,000	77,808
Credit Suisse First Boston Mortgage Securities Corporation, Series 2003-AR20, Class 2X
0.00%, 08/25/33 IO	8,488	—
Credit Suisse Mortgage Capital Certificates, Series 2018-PLUM, Class A
(Floating, ICE LIBOR USD 1M + 3.23%, 3.23% Floor), 5.69%, 08/15/20 144A †	2,300,000	2,302,781
	Par	Value
CSFB Mortgage-Backed Pass-Through Certificates Series, Series 2003-AR18, Class 2X
0.00%, 07/25/33 IO	$ 23,760	$ —
CSMC Trust, Series 2010-16, Class B9
3.88%, 06/25/50 144A † γ	2,185,813	1,635,468
CSMC Trust, Series 2018-J1, Class A2
3.50%, 02/25/48 144A † γ	5,498,566	5,376,957
CSMC, Series 2017-TIME, Class A
3.65%, 11/13/39 144A	530,000	528,673
DBCG Mortgage Trust, Series 2017-BBG, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 3.16%, 06/15/34 144A †	310,000	305,783
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series, Series 2006-AR1, Class 3A1
4.05%, 02/25/36† γ	793,850	752,267
Exantas Capital Corporation, Ltd., Series 2018-RSO6, Class A
(Floating, ICE LIBOR USD 1M + 0.83%, 0.83% Floor), 3.29%, 06/15/35 144A †	1,400,000	1,398,314
Fannie Mae Connecticut Avenue Securities, Series 2016-C04
(Floating, ICE LIBOR USD 1M + 4.25%), 6.76%, 01/25/29†	200,000	221,668
Federal Home Loan Mortgage Corporation
8.00%, 08/01/24	666	703
4.00%, 10/01/25	142,880	146,627
5.50%, 02/01/27	26,533	28,034
4.50%, 10/01/29	2,074	2,148
7.50%, 11/01/29	3,201	3,642
7.50%, 12/01/29	3,554	4,033
7.50%, 02/01/31	4,250	4,387
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.23%, 11.36% Cap), 4.48%, 07/01/31†	2,923	3,005
7.50%, 11/01/31	7,912	7,923
(Floating, ICE LIBOR USD 1Y + 1.98%, 10.50% Cap), 4.35%, 04/01/32†	1,481	1,541
3.50%, 08/01/33	680,376	688,409
5.00%, 08/01/33	4,288	4,555
5.00%, 09/01/33	838	890
5.00%, 10/01/33	2,509	2,665
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.36%, 9.19% Cap), 4.19%, 03/01/34†	1,066	1,130
5.00%, 12/01/34	71,206	75,591
5.50%, 05/01/35	244,002	263,099
5.00%, 07/01/35	3,653	3,881
5.00%, 11/01/35	108,068	114,780
5.50%, 11/01/35	25,139	27,112

See Notes to Financial Statements.

	Par	Value
5.00%, 12/01/35	$ 9,976	$ 10,653
6.00%, 02/01/36	194,593	209,493
5.00%, 02/01/37	9,375	9,939
5.50%, 07/01/37	28,522	30,778
3.00%, 02/01/38	283,621	279,187
3.00%, 04/01/38	189,540	186,728
5.50%, 04/01/38	6,761	7,291
7.00%, 03/01/39	15,712	17,833
4.50%, 06/01/39	82,979	86,665
6.50%, 09/01/39	33,967	38,563
4.00%, 02/01/41	59,581	61,284
5.00%, 06/01/41	3,037	3,219
3.50%, 10/01/42	114,741	115,414
4.00%, 10/01/42	50,114	51,447
3.50%, 11/01/42	254,953	256,451
3.50%, 12/01/42	68,490	68,893
3.50%, 01/01/43	385,951	388,206
3.50%, 02/01/43	267,211	268,780
3.50%, 03/01/43	633,717	637,427
4.00%, 04/01/43	118,446	121,580
3.50%, 05/01/43	431,987	435,326
4.00%, 05/01/43	53,952	55,662
4.00%, 06/01/43	63,464	65,475
4.00%, 07/01/43	212,520	219,075
4.00%, 08/01/43	123,190	126,480
4.50%, 12/01/43	808,205	847,410
3.50%, 02/01/44	63,093	63,463
4.50%, 02/01/44	652,333	683,916
4.50%, 03/01/44	195,164	204,658
3.50%, 03/01/45	679,593	683,572
4.00%, 12/01/45	477,964	488,157
4.00%, 09/01/46	1,549,339	1,582,446
4.50%, 01/01/47	950,364	985,433
3.50%, 04/01/47	11,654,286	11,678,537
4.00%, 07/01/47	759,421	775,647
5.00%, 07/01/47	489,538	514,190
4.00%, 08/01/47	177,162	181,353
3.00%, 09/01/47	1,185,462	1,157,072
3.00%, 01/19/48 TBA	6,200,000	6,042,142
4.00%, 01/19/48 TBA	5,800,000	5,913,170
3.50%, 04/01/48	1,968,484	1,968,674
4.00%, 04/01/48	286,049	291,850
4.00%, 05/01/48	1,827,485	1,864,500
4.50%, 08/01/48	1,963,457	2,059,608
5.00%, 08/01/48	488,723	513,380
4.00%, 09/01/48	7,464,117	7,614,545
5.00%, 09/01/48	1,285,350	1,348,790
5.00%, 10/01/48	393,771	412,969
5.00%, 11/01/48	298,935	314,050
5.00%, 01/01/49	1,700,000	1,782,929
Federal Home Loan Mortgage Corporation Reference REMIC, Series R007
6.00%, 05/15/36	164,868	183,688
Federal Home Loan Mortgage Corporation REMIC, Series 3325
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.75% Cap), 2.96%, 06/15/37†	115,689	116,443
	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 3621
(Floating, 6.23% - ICE LIBOR USD 1M, 6.23% Cap), 3.77%, 01/15/40† IO	$ 230,699	$ 31,157
Federal Home Loan Mortgage Corporation REMIC, Series 3947
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 3.49%, 10/15/41† IO	153,846	22,875
Federal Home Loan Mortgage Corporation REMIC, Series 3973
(Floating, 6.49% - ICE LIBOR USD 1M, 6.49% Cap), 4.03%, 12/15/41† IO	287,391	51,992
Federal Home Loan Mortgage Corporation REMIC, Series 4099
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 3.54%, 08/15/42† IO	234,833	41,409
Federal Home Loan Mortgage Corporation REMIC, Series 4194
3.50%, 04/15/43 IO	856,613	137,618
Federal Home Loan Mortgage Corporation REMIC, Series 4210
3.00%, 05/15/43	347,277	325,059
Federal Home Loan Mortgage Corporation REMIC, Series 4239
3.50%, 06/15/27 IO	309,049	28,111
Federal Home Loan Mortgage Corporation REMIC, Series 4298
4.00%, 04/15/43 IO	277,698	37,383
Federal Home Loan Mortgage Corporation REMIC, Series 4310
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 3.49%, 02/15/44† IO	115,570	17,531
Federal Home Loan Mortgage Corporation REMIC, Series 4335
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 3.54%, 05/15/44† IO	119,843	18,938
Federal Home Loan Mortgage Corporation REMIC, Series 4415
1.65%, 04/15/41† IO γ	175,627	8,648
Federal Home Loan Mortgage Corporation REMIC, Series 4638
(Floating, ICE LIBOR USD 1M + 0.44%), 2.74%, 07/15/40†	446,669	445,709
Federal Home Loan Mortgage Corporation REMIC, Series 4793
3.00%, 05/15/48	1,395,025	1,366,786
3.00%, 06/15/48	1,038,764	1,012,577
Federal Home Loan Mortgage Corporation REMIC, Series 4813
3.00%, 08/15/48	1,444,418	1,406,274
Federal Home Loan Mortgage Corporation STRIP, Series 353
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 3.54%, 12/15/46† IO	414,072	72,656
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal National Mortgage Association
2.68%, 04/01/19	$ 492,902	$ 491,908
9.50%, 05/01/22	92	92
(Floating, COF 11th District San Francisco + 1.25%, 12.75% Cap), 2.27%, 07/01/22†	1,162	1,154
5.50%, 09/01/23	21,210	21,834
5.50%, 10/01/23	5,011	5,175
9.50%, 07/01/24	90	91
2.81%, 04/01/25	50,000	49,597
5.50%, 05/01/25	11,412	11,563
(Floating, COF 11th District San Francisco + 1.25%, 12.05% Cap), 2.27%, 07/01/27†	9,039	8,949
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%, 11.86% Cap), 4.21%, 08/01/27†	14,779	15,367
(Floating, COF 11th District San Francisco + 1.25%, 10.61% Cap), 2.27%, 11/01/27 CONV †	9,614	9,548
2.84%, 01/01/28	820,000	795,523
3.08%, 01/01/28	140,000	136,805
3.15%, 03/01/28	150,000	147,972
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.64%, 12.39% Cap), 4.89%, 02/01/30†	71,001	72,470
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.38%, 10.65% Cap), 4.63%, 06/01/30 CONV †	11,802	11,918
8.00%, 10/01/30	9,843	11,571
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.51%, 12.62% Cap), 4.95%, 12/01/30 CONV †	3,492	3,529
(Floating, COF 11th District San Francisco + 1.25%, 10.55% Cap), 2.27%, 01/01/31†	5,000	4,928
4.50%, 04/01/31	47,847	50,043
4.50%, 05/01/31	172,030	179,927
4.50%, 06/01/31	51,437	53,798
4.50%, 11/01/31	75,945	79,433
6.00%, 11/01/31	1,938	2,113
4.50%, 12/01/31	117,409	122,761
6.00%, 01/01/32	54,273	58,310
6.00%, 03/01/32	4,182	4,495
6.00%, 04/01/32	107,750	115,899
(Floating, COF 11th District San Francisco + 1.25%, 10.95% Cap), 2.27%, 06/01/32†	6,706	6,606
(Floating, COF 11th District San Francisco + 1.25%, 12.22% Cap), 2.27%, 08/01/32†	6,825	6,725
3.50%, 01/19/33 TBA	5,800,000	5,870,122
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%, 9.75% Cap), 3.88%, 02/01/33†	909	919
	Par	Value
(Floating, COF 11th District San Francisco + 1.25%, 11.98% Cap), 2.27%, 05/01/33†	$ 17,103	$ 16,892
5.00%, 07/01/33	21,589	22,933
5.00%, 09/01/33	26,703	28,367
3.50%, 12/01/33	254,971	258,167
3.50%, 01/01/34	545,030	548,522
3.50%, 02/01/34	1,400,000	1,417,546
3.50%, 05/01/34	144,371	147,101
6.00%, 10/01/34	26,734	28,705
(Floating, ICE LIBOR USD 1Y + 1.60%, 9.80% Cap), 3.35%, 12/01/34†	33,538	35,440
6.00%, 05/01/35	421,179	459,563
6.00%, 07/01/35	81,183	87,658
5.50%, 09/01/35	56,552	59,867
5.00%, 10/01/35	74,488	79,135
6.00%, 10/01/35	21,440	23,254
(Floating, COF 11th District San Francisco + 1.25%, 10.54% Cap), 2.27%, 11/01/35†	3,459	3,458
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.94%, 8.98% Cap), 4.02%, 11/01/35†	37,507	38,364
6.00%, 11/01/35	270,709	291,687
5.50%, 04/01/36	3,790	3,929
(Floating, COF 11th District San Francisco + 1.25%, 3.56% Floor, 12.94% Cap), 4.03%, 05/01/36†	32,664	34,069
5.50%, 11/01/36	61,982	66,787
5.50%, 03/01/37	3,710	3,998
6.00%, 07/01/37	586,393	640,193
6.50%, 10/01/37	51,226	55,613
7.00%, 10/01/37	1,334	1,444
7.00%, 11/01/37	5,024	5,446
(Floating, COF 11th District San Francisco + 1.25%, 10.65% Cap), 2.27%, 12/01/37†	23,168	22,822
3.00%, 12/01/37	186,506	184,556
7.00%, 12/01/37	3,327	3,815
(Floating, COF 11th District San Francisco + 1.25%, 10.52% Cap), 2.27%, 01/01/38†	14,085	13,968
7.00%, 02/01/38	1,748	1,900
4.50%, 03/01/38	3,543	3,670
4.50%, 04/01/38	70,712	74,086
5.00%, 04/01/38	73,878	77,901
5.00%, 06/01/38	80,508	84,860
5.50%, 08/01/38	43,149	46,517
7.00%, 11/01/38	15,677	17,804
7.00%, 02/01/39	7,156	8,145
6.00%, 12/01/39	257,622	281,168
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 9.69% Cap), 3.45%, 06/01/40†	30,322	31,205
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 10.67% Cap), 3.45%, 10/01/40†	4,934	4,983

See Notes to Financial Statements.

	Par	Value
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 10.51% Cap), 3.45%, 10/01/40†	$ 96,401	$ 96,266
(Floating, COF 11th District San Francisco + 1.25%, 10.25% Cap), 2.27%, 11/01/40†	8,046	7,957
4.50%, 04/01/41	98,521	103,232
4.50%, 08/01/41	57,427	60,152
4.50%, 11/01/41	309,704	324,112
4.00%, 06/01/42	53,890	55,438
3.50%, 09/01/42	53,162	53,493
2.50%, 10/01/42	383,014	363,411
4.00%, 10/01/42	209,838	215,329
2.50%, 11/01/42	22,626	21,470
4.00%, 11/01/42	1,688,689	1,739,053
2.50%, 12/01/42	16,428	15,587
3.00%, 12/01/42	17,078	16,794
4.00%, 12/01/42	116,926	120,285
2.50%, 01/01/43	16,250	15,419
3.00%, 01/01/43	307,373	302,054
3.50%, 01/01/43	1,623,583	1,631,698
2.50%, 02/01/43	19,621	18,617
2.50%, 03/01/43	1,457,585	1,382,998
3.00%, 03/01/43	191,786	188,541
2.50%, 04/01/43	1,205,314	1,143,635
3.00%, 04/01/43	290,767	285,944
4.00%, 04/01/43	54,441	56,168
2.50%, 05/01/43	27,468	26,062
3.00%, 05/01/43	185,617	182,504
2.50%, 06/01/43	25,217	23,927
3.00%, 06/01/43	55,420	54,473
4.00%, 06/01/43	505,107	520,373
3.00%, 07/01/43	502,201	493,747
4.00%, 07/01/43	523,668	538,948
2.50%, 08/01/43	838,158	794,120
4.00%, 08/01/43	174,853	179,417
4.50%, 09/01/43	578,645	603,485
2.50%, 10/01/43	38,909	36,852
4.50%, 10/01/43	185,324	193,755
4.50%, 11/01/43	126,512	132,296
4.50%, 12/01/43	175,907	183,940
4.50%, 01/01/44	112,133	117,256
4.50%, 02/01/44	827,606	862,128
4.50%, 07/01/44	102,619	107,673
4.50%, 10/01/44	433,417	454,559
4.00%, 01/01/45	168,446	173,246
4.50%, 02/01/45	1,067,522	1,124,899
4.50%, 04/01/45	612,565	645,139
4.50%, 05/01/45	68,105	71,600
3.50%, 06/01/45	651,941	654,508
4.50%, 06/01/45	807,145	840,790
3.00%, 11/01/45	1,540,622	1,504,297
3.50%, 12/01/45	226,749	227,560
3.50%, 01/01/46	447,326	449,057
3.00%, 05/01/46	531,677	518,531
3.00%, 08/01/46	719,965	702,163
3.00%, 11/01/46	3,173,440	3,098,293
	Par	Value
4.50%, 11/01/46	$ 819,276	$ 849,512
5.00%, 11/01/46	1,064,436	1,124,467
4.50%, 03/01/47	968,532	1,008,173
4.00%, 04/01/47	753,666	771,400
4.00%, 05/01/47	175,539	179,458
4.50%, 05/01/47	867,750	899,693
4.50%, 06/01/47	805,148	842,748
4.50%, 07/01/47	1,559,761	1,625,550
4.50%, 08/01/47	104,206	104,913
3.50%, 09/01/47	19,570,620	19,586,090
3.50%, 10/01/47	19,893,940	19,905,568
3.50%, 11/01/47	25,045,915	25,060,554
4.50%, 11/01/47	355,110	370,108
3.50%, 12/01/47	25,393,340	25,408,132
4.00%, 12/01/47	581,767	597,032
4.00%, 01/01/48	590,505	606,031
3.00%, 01/19/48 TBA	100,420,000	97,887,608
3.50%, 01/19/48 TBA	22,100,000	22,067,049
4.00%, 01/19/48 TBA	3,200,000	3,262,250
4.50%, 01/19/48 TBA	48,700,000	50,435,887
5.00%, 01/19/48 TBA	2,000,000	2,095,156
4.00%, 02/01/48	1,973,032	2,023,625
3.50%, 02/19/48 TBA	9,100,000	9,092,238
4.00%, 03/01/48	1,652,504	1,693,835
4.00%, 05/01/48	958,162	981,579
5.00%, 05/01/48	433,954	455,210
4.00%, 06/01/48	966,597	992,710
4.00%, 07/01/48	2,931,096	3,005,940
3.50%, 08/01/48	10,846,013	10,852,981
4.00%, 08/01/48	3,975,677	4,067,235
4.50%, 08/01/48	399,961	414,488
4.50%, 09/01/48	1,884,740	1,966,150
5.00%, 10/01/48	1,769,375	1,855,255
4.00%, 11/01/48	2,093,741	2,135,742
4.50%, 11/01/48	899,911	932,395
5.00%, 11/01/48	1,965,625	2,065,332
4.00%, 02/01/56	562,438	575,717
4.50%, 04/01/56	878,795	918,510
5.50%, 09/01/56	827,653	888,839
4.00%, 01/01/57	338,002	345,981
3.50%, 03/01/57	2,500,093	2,492,523
4.00%, 06/01/57	623,867	636,678
4.50%, 09/01/57	1,025,698	1,065,736
Federal National Mortgage Association ACES Series 2015-M1
0.55%, 09/25/24† IO γ	3,813,402	95,835
Federal National Mortgage Association ACES, Series 2016-M11
2.94%, 07/25/39	261,136	255,015
Federal National Mortgage Association ACES, Series 2018-M2
2.90%, 01/25/28† γ	230,000	221,158
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal National Mortgage Association Interest STRIP, Series 409
3.00%, 04/25/27 IO	$263,516	$ 20,720
4.50%, 11/25/39 IO	44,824	9,966
3.50%, 11/25/41 IO	172,788	33,532
4.00%, 11/25/41 IO	212,191	44,685
4.00%, 04/25/42 IO	393,315	77,318
Federal National Mortgage Association REMIC, Series 1991-137
868.32%, 10/25/21 IO	24	221
Federal National Mortgage Association REMIC, Series 1991-97
1,009.30%, 08/25/21 IO	14	151
Federal National Mortgage Association REMIC, Series 2000-32
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 9.00% Cap), 2.91%, 10/18/30†	7,420	7,447
Federal National Mortgage Association REMIC, Series 2005-29
5.50%, 04/25/35	365,512	408,199
Federal National Mortgage Association REMIC, Series 2007-24
(Floating, 6.75% - ICE LIBOR USD 1M, 6.75% Cap), 4.24%, 03/25/37† IO	505,838	77,075
Federal National Mortgage Association REMIC, Series 2011-52
5.00%, 06/25/41	310,286	334,717
Federal National Mortgage Association REMIC, Series 2011-59
5.50%, 07/25/41	942,434	1,030,945
Federal National Mortgage Association REMIC, Series 2011-96
(Floating, 6.55% - ICE LIBOR USD 1M, 6.55% Cap), 4.04%, 10/25/41† IO	384,952	57,402
Federal National Mortgage Association REMIC, Series 2012-101
4.00%, 09/25/27 IO	155,755	13,356
Federal National Mortgage Association REMIC, Series 2012-111
7.00%, 10/25/42	26,399	30,657
Federal National Mortgage Association REMIC, Series 2012-118
3.50%, 12/25/39 IO	242,581	24,879
Federal National Mortgage Association REMIC, Series 2012-133
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 3.64%, 12/25/42† IO	132,733	22,367
	Par	Value
Federal National Mortgage Association REMIC, Series 2012-153
7.00%, 07/25/42	$ 89,434	$102,313
Federal National Mortgage Association REMIC, Series 2012-28
6.50%, 06/25/39	10,832	11,563
Federal National Mortgage Association REMIC, Series 2012-35
(Floating, 6.50% - ICE LIBOR USD 1M, 6.50% Cap), 3.99%, 04/25/42† IO	128,389	22,126
Federal National Mortgage Association REMIC, Series 2012-46
6.00%, 05/25/42	132,698	142,946
Federal National Mortgage Association REMIC, Series 2012-70
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 4.14%, 02/25/41† IO	25,614	2,840
Federal National Mortgage Association REMIC, Series 2012-74
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 4.14%, 03/25/42† IO	163,957	19,825
Federal National Mortgage Association REMIC, Series 2012-75
(Floating, 6.60% - ICE LIBOR USD 1M, 6.60% Cap), 4.09%, 07/25/42† IO	46,960	7,919
Federal National Mortgage Association REMIC, Series 2013-124
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 3.44%, 12/25/43† IO	494,838	87,486
Federal National Mortgage Association REMIC, Series 2013-14
4.00%, 03/25/43 IO	201,233	38,384
Federal National Mortgage Association REMIC, Series 2013-17
3.00%, 03/25/28 IO	1,006,855	85,987
Federal National Mortgage Association REMIC, Series 2013-29
4.00%, 04/25/43 IO	555,148	107,040
Federal National Mortgage Association REMIC, Series 2013-54
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 3.64%, 06/25/43† IO	225,294	41,224
Federal National Mortgage Association REMIC, Series 2013-9
5.50%, 04/25/42	566,850	617,144

See Notes to Financial Statements.

	Par	Value
6.50%, 07/25/42	$ 230,436	$261,480
Federal National Mortgage Association REMIC, Series 2014-47
1.69%, 08/25/44† IO γ	473,072	25,096
Federal National Mortgage Association REMIC, Series 2015-55
1.34%, 08/25/55† IO γ	159,810	7,663
Federal National Mortgage Association REMIC, Series 2015-56
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 3.64%, 08/25/45† IO	68,525	13,616
Federal National Mortgage Association REMIC, Series 2017-76
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 3.59%, 10/25/57† IO	965,488	166,702
Federal National Mortgage Association REMIC, Series 2017-85
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 3.69%, 11/25/47† IO	316,295	47,148
FHLMC Multifamily Structured Pass-Through Certificates, Series K015
1.57%, 07/25/21† IO γ	582,620	19,542
FHLMC Multifamily Structured Pass-Through Certificates, Series K016
1.49%, 10/25/21† IO γ	182,723	6,409
FHLMC Multifamily Structured Pass-Through Certificates, Series K044
0.75%, 01/25/25† IO γ	1,277,701	47,580
FHLMC Multifamily Structured Pass-Through Certificates, Series K068
0.44%, 08/25/27† IO γ	2,439,456	78,013
FHLMC Multifamily Structured Pass-Through Certificates, Series K723
0.95%, 08/25/23† IO γ	3,282,709	116,717
FHLMC Multifamily Structured Pass-Through Certificates, Series KF11
(Floating, ICE LIBOR USD 1M + 0.65%), 3.00%, 09/25/25†	453,663	454,144
FHLMC Multifamily Structured Pass-Through Certificates, Series KJ17
2.98%, 11/25/25	590,000	584,748
FHLMC Structured Agency Credit Risk Debt Notes, Series 2015-DNA1
(Floating, ICE LIBOR USD 1M + 4.15%), 6.66%, 01/25/25†	309,241	328,677
	Par	Value
FHLMC Structured Agency Credit Risk Debt Notes, Series 2016-DNA4
(Floating, ICE LIBOR USD 1M + 3.80%, 3.80% Floor), 6.31%, 03/25/29†	$ 250,000	$ 270,002
FHLMC Structured Agency Credit Risk Debt Notes, Series 2016-HQA2
(Floating, ICE LIBOR USD 1M + 5.15%), 7.66%, 11/25/28†	300,000	347,115
FHLMC Structured Pass-Through Certificates, Series T-61
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 3.56%, 07/25/44†	594,284	616,856
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1, Class A1
4.29%, 06/25/34† γ	228,956	226,767
Flagstar Mortgage Trust, Series 2018-2, Class A4
3.50%, 04/25/48 144A † γ	1,263,589	1,237,138
FREMF Mortgage Trust, Series 2012-K20, Class X2A
0.20%, 05/25/45 144A IO	5,330,343	29,727
Government National Mortgage Association
7.00%, 01/15/26	2,683	2,829
7.00%, 07/15/27	27,179	30,076
7.00%, 01/15/28	11,902	12,022
7.00%, 03/15/28	36,924	41,095
7.00%, 07/15/28	5,435	5,775
7.50%, 07/15/28	10,268	10,406
6.50%, 08/15/28	2,423	2,611
7.00%, 08/15/28	6,779	7,206
7.50%, 08/15/28	7,029	7,623
6.50%, 09/15/28	4,634	5,168
7.00%, 10/15/28	11,800	11,868
7.50%, 03/15/29	11,796	13,493
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.00% Floor, 11.00% Cap), 3.13%, 11/20/29†	20,485	21,212
8.50%, 08/15/30	536	554
8.50%, 11/20/30	5,461	6,234
6.50%, 08/15/31	31,095	34,436
7.50%, 08/15/31	8,641	9,501
6.50%, 10/15/31	51,529	56,804
6.00%, 11/15/31	102,306	111,310
6.50%, 11/15/31	65,143	70,177
6.00%, 12/15/31	20,835	22,687
6.00%, 01/15/32	71,647	77,102
6.00%, 02/15/32	99,829	107,171
6.50%, 02/15/32	89,025	95,921
6.00%, 04/15/32	39,603	42,516
7.50%, 04/15/32	34,986	35,513
6.50%, 06/15/32	54,644	59,034
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
6.50%, 08/15/32	$ 121,313	$ 130,748
6.50%, 09/15/32	97,354	107,365
6.00%, 10/15/32	78,645	85,751
5.50%, 11/15/32	10,469	11,200
6.00%, 11/15/32	60,822	65,553
6.00%, 12/15/32	27,698	29,877
6.50%, 12/15/32	8,718	9,395
5.50%, 01/15/33	5,975	6,365
6.00%, 01/15/33	29,924	32,539
5.50%, 02/15/33	14,865	16,083
6.00%, 02/15/33	26,760	29,142
5.50%, 03/15/33	15,048	16,279
6.50%, 04/15/33	169,972	193,964
6.00%, 06/15/33	18,661	20,033
5.50%, 07/15/33	16,090	17,345
5.50%, 08/15/33	7,423	7,942
5.50%, 09/15/33	3,157	3,354
6.00%, 10/15/33	36,043	38,694
6.50%, 10/15/33	79,544	86,662
5.50%, 04/15/34	10,682	11,532
5.50%, 05/15/34	2,635	2,799
6.50%, 08/15/34	131,999	146,831
5.50%, 09/15/34	66,277	71,736
5.50%, 12/15/34	68,259	73,903
5.50%, 01/15/35	49,884	54,005
6.00%, 09/20/38	154,061	166,252
5.00%, 07/20/40	13,298	14,194
5.00%, 09/20/40	57,776	61,338
4.00%, 10/20/40	7,523	7,774
6.00%, 10/20/40	23,759	25,785
6.00%, 01/20/41	20,071	21,751
4.50%, 04/20/41	259,569	272,505
4.00%, 08/20/43	439,426	453,506
4.00%, 10/20/43	1,438,057	1,484,114
3.50%, 06/20/44	179,953	181,873
3.00%, 01/15/45	3,788,306	3,735,366
3.00%, 02/15/45	139,610	137,969
3.50%, 04/15/45	789,170	795,242
4.00%, 05/20/45	40,508	41,805
4.00%, 08/20/45	806,291	830,096
4.00%, 10/20/45	346,190	355,909
3.50%, 09/20/46	2,763,791	2,790,054
4.00%, 08/20/47	1,894,341	1,941,843
3.00%, 09/20/47	1,378,126	1,358,081
3.50%, 10/20/47	1,120,695	1,129,079
3.50%, 11/20/47	92,887	93,533
3.50%, 01/19/48 TBA	1,500,000	1,509,375
4.50%, 01/19/48 TBA	11,240,000	11,632,304
5.00%, 01/19/48 TBA	15,400,000	16,029,837
5.00%, 02/19/48 TBA	400,000	415,922
3.00%, 02/20/48	2,038,065	2,008,115
4.50%, 05/20/48	969,906	1,004,720
3.50%, 06/15/48	286,767	290,077
4.50%, 06/20/48	34,956,986	36,224,316
4.50%, 07/20/48	24,301,287	25,175,259
4.50%, 08/20/48	8,967,553	9,290,066
5.00%, 08/20/48	1,187,175	1,238,364
	Par	Value
4.50%, 09/20/48	$ 396,278	$ 410,586
4.50%, 10/20/48	5,976,811	6,191,345
4.50%, 11/20/48	2,994,108	3,102,392
5.00%, 11/20/48	309,441	322,733
5.00%, 01/20/49	100,000	104,246
Government National Mortgage Association, Series 2007-30
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 6.50% Cap), 2.77%, 05/20/37†	120,851	120,767
Government National Mortgage Association, Series 2007-51
(Floating, 6.58% - ICE LIBOR USD 1M, 6.58% Cap), 4.11%, 08/20/37† IO	1,063,330	171,990
Government National Mortgage Association, Series 2010-31
(Floating, 6.50% - ICE LIBOR USD 1M, 6.50% Cap), 4.03%, 03/20/39† IO	17,045	519
Government National Mortgage Association, Series 2010-85
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 4.18%, 01/20/40† IO	39,396	3,423
Government National Mortgage Association, Series 2010-H28
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor, 10.50% Cap), 2.71%, 12/20/60†	245,316	245,361
Government National Mortgage Association, Series 2011-H08
(Floating, ICE LIBOR USD 1M + 0.48%, 0.48% Floor, 10.50% Cap), 2.79%, 03/20/61†	333,464	334,151
Government National Mortgage Association, Series 2011-H09
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 10.50% Cap), 2.81%, 03/20/61†	232,698	233,264
Government National Mortgage Association, Series 2012-144
0.41%, 01/16/53† IO γ	7,874,877	227,986
Government National Mortgage Association, Series 2012-34
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 3.58%, 03/20/42† IO	40,544	5,648
Government National Mortgage Association, Series 2012-66
3.50%, 02/20/38 IO	141,105	10,519
Government National Mortgage Association, Series 2012-H27
(Variable, ICE LIBOR USD 1M + 0.00%), 1.74%, 10/20/62† IO	775,887	41,290
Government National Mortgage Association, Series 2012-H30
(Floating, ICE LIBOR USD 1M + 0.35%, 0.35% Floor, 10.50% Cap), 2.66%, 12/20/62†	1,124,070	1,122,993

See Notes to Financial Statements.

	Par	Value
Government National Mortgage Association, Series 2013-53
3.50%, 04/20/43 IO	$ 124,633	$ 18,235
Government National Mortgage Association, Series 2014-117
(Floating, 5.60% - ICE LIBOR USD 1M, 5.60% Cap), 3.13%, 08/20/44† IO	86,765	10,359
Government National Mortgage Association, Series 2014-118
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 3.73%, 08/20/44† IO	234,529	41,555
Government National Mortgage Association, Series 2014-135
0.82%, 01/16/56† IO γ	6,199,116	323,281
Government National Mortgage Association, Series 2014-93
0.76%, 11/16/55† IO γ	3,123,938	136,794
Government National Mortgage Association, Series 2015-167
4.00%, 04/16/45 IO	123,357	24,489
Government National Mortgage Association, Series 2015-H11
(Floating, ICE LIBOR USD 1M + 0.55%, 0.55% Floor, 7.50% Cap), 2.86%, 05/20/65†	2,407,430	2,414,266
Government National Mortgage Association, Series 2015-H14
(Floating, ICE LIBOR USD 1M + 0.43%, 0.43% Floor, 11.00% Cap), 2.74%, 05/20/65†	2,503,516	2,506,132
(Floating, ICE LIBOR USD 1M + 0.57%, 0.57% Floor, 7.50% Cap), 2.88%, 06/20/65†	4,088,403	4,102,510
Government National Mortgage Association, Series 2015-H15
(Floating, ICE LIBOR USD 1M + 0.58%, 0.58% Floor, 7.50% Cap), 2.89%, 06/20/65†	1,521,854	1,528,248
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 2.91%, 06/20/65†	3,775,936	3,793,802
Government National Mortgage Association, Series 2015-H16
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 2.91%, 07/20/65†	3,939,613	3,958,646
Government National Mortgage Association, Series 2015-H17
(Floating, ICE LIBOR USD 1M + 0.46%, 0.46% Floor), 2.73%, 06/20/65†	591,151	592,297
Government National Mortgage Association, Series 2015-H18
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 2.91%, 07/20/65†	584,008	586,750
Government National Mortgage Association, Series 2015-H19
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 2.91%, 08/20/65†	593,396	596,229
	Par	Value
Government National Mortgage Association, Series 2015-H22
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 2.91%, 09/20/65†	$ 608,458	$ 611,511
Government National Mortgage Association, Series 2015-H23
(Floating, ICE LIBOR USD 1M + 0.62%, 0.62% Floor, 7.50% Cap), 2.93%, 09/20/65†	713,126	717,151
Government National Mortgage Association, Series 2015-H26
(Floating, ICE LIBOR USD 1M + 0.52%, 0.52% Floor, 11.00% Cap), 2.83%, 10/20/65†	1,391,066	1,398,757
Government National Mortgage Association, Series 2015-H30
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 2.99%, 08/20/61†	106,331	106,501
Government National Mortgage Association, Series 2016-152
0.93%, 08/15/58† IO γ	5,349,418	405,267
Government National Mortgage Association, Series 2017-190
0.69%, 03/16/60† IO γ	7,232,491	426,146
Government National Mortgage Association, Series 2017-H15
(Variable, ICE LIBOR USD 1Y + 0.00%), 2.22%, 07/20/67† IO	597,257	85,275
(Floating, ICE LIBOR USD 1Y + 0.80%, 0.80% Floor, 7.50% Cap), 3.52%, 07/20/67†	1,879,352	1,935,294
Government National Mortgage Association, Series 2017-H18
(Variable, ICE LIBOR USD 1Y + 0.00%), 1.58%, 09/20/67† IO	4,609,628	431,892
Government National Mortgage Association, Series 2017-H20
(Variable, ICE LIBOR USD 1Y + 0.00%), 2.00%, 10/20/67† IO	198,556	22,794
Government National Mortgage Association, Series 2017-H22
(Variable, ICE LIBOR USD 1Y + 0.00%), 2.01%, 11/20/67† IO	1,660,049	199,725
Government National Mortgage Association, Series 2018-118
3.20%, 05/16/49	298,743	295,493
Government National Mortgage Association, Series 2018-123
3.25%, 09/16/52	69,782	69,153
Government National Mortgage Association, Series 2018-129
3.10%, 05/16/59	588,185	580,721
Government National Mortgage Association, Series 2018-98
3.00%, 10/16/50	168,759	165,955
Government National Mortgage Association, Series 2018-99
3.20%, 01/16/52	268,409	266,269
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Government National Mortgage Association, Series 2018-H07
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 11.00% Cap), 2.61%, 05/20/68†	$1,140,030	$1,137,123
GPMT, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 3.38%, 11/21/35 144A †	2,200,000	2,193,015
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 2.69%, 01/25/37†	504,332	471,259
GS Mortgage Securities Corporation II, Series 2015-GC30, Class AS
3.78%, 05/10/50	370,000	374,200
GS Mortgage Securities Corporation II, Series 2018-SRP5, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 3.76%, 09/15/31 144A †	1,530,000	1,535,119
GS Mortgage Securities Trust, Series 2007-GG10, Class AM
5.78%, 08/10/45† γ	27,621	28,116
GS Mortgage Securities Trust, Series 2013-GC16, Class B
5.16%, 11/10/46	130,000	137,662
GS Mortgage Securities Trust, Series 2015-GC28, Class C
4.32%, 02/10/48† γ	290,000	281,140
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
4.30%, 09/25/35† γ	524,151	534,448
Harben Finance PLC, Series 2017-1X, Class A
(Floating, ICE LIBOR GBP 3M + 0.80%), 1.69%, 08/20/56(U) †	606,590	772,517
Impac CMB Trust, Series 2004-8, Class 1A
(Floating, ICE LIBOR USD 1M + 0.72%, 0.36% Floor, 11.00% Cap), 3.23%, 10/25/34†	36,084	35,338
IndyMac ARM Trust, Series 2001-H2, Class A1
3.91%, 01/25/32† γ	5,784	5,723
JP Morgan Alternative Loan Trust, Series 2005-A2, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.52%, 0.26% Floor, 11.50% Cap), 3.03%, 01/25/36†	121,110	119,550
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class D
5.14%, 05/15/45† γ	280,000	277,019
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2017-MAUI, Class A
(Floating, ICE LIBOR USD 1M + 0.83%, 0.83% Floor), 3.22%, 07/15/34 144A †	4,000,000	3,962,118
	Par	Value
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
4.34%, 02/25/35† γ	$ 47,507	$ 47,280
JP Morgan Mortgage Trust, Series 2018-3, Class A1
3.50%, 09/25/48 144A † γ	2,857,852	2,836,185
JP Morgan Mortgage Trust, Series 2018-4, Class A1
3.50%, 10/25/48 144A † γ	1,113,623	1,105,836
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class B
4.89%, 01/15/47† γ	50,000	51,847
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class ASB
3.41%, 11/15/47	840,000	842,197
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class A3
3.80%, 08/15/48	440,000	448,497
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class ASB
3.36%, 11/15/48	800,000	800,553
Kensington Mortgage Securities PLC, Series 2007-1X, Class A3C
(Floating, ICE LIBOR USD 3M + 0.17%), 2.95%, 06/14/40†	893,025	859,690
London Wall Mortgage Capital PLC, Series 2017-FL1, Class A
(Floating, ICE LIBOR GBP 3M + 0.85%), 1.74%, 11/15/49(U) †	1,138,884	1,440,343
Ludgate Funding PLC, Series 2007-1, Class A2A
(Floating, ICE LIBOR GBP 3M + 0.16%), 1.07%, 01/01/61(U) †	778,988	920,662
Ludgate Funding PLC, Series 2008-W1X, Class A1
(Floating, ICE LIBOR GBP 3M + 0.60%), 1.51%, 01/01/61(U) †	624,463	757,956
Magnolia Finance X, Ltd., Series 2015-3GNA, Class A1
(Floating, ICE LIBOR GBP 3M + 2.48%), 3.24%, 03/12/20(U) 144A † Ψ †††	985,336	1,224,512
Magnolia Finance X, Ltd., Series 2015-3GNA, Class A2
(Floating, ICE LIBOR GBP 3M + 3.75%), 4.51%, 03/12/20(U) 144A † Ψ †††	367,086	456,191
Mansard Mortgages PLC, Series 2007-1X, Class A2
(Floating, ICE LIBOR GBP 3M + 0.18%), 0.99%, 04/15/47(U) †	765,445	918,243
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7
4.44%, 11/21/34† γ	244,330	251,126
MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 4A1
4.13%, 05/25/34† γ	87,725	86,922

See Notes to Financial Statements.

	Par	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4
3.10%, 05/15/46	$ 300,000	$ 297,559
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS
3.46%, 05/15/46	140,000	139,880
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class B
4.00%, 12/15/47	370,000	366,877
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class AS
3.56%, 04/15/48	480,000	479,393
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A4
3.37%, 10/15/48	1,400,000	1,390,275
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB
3.56%, 12/15/47	800,000	814,699
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class C
4.13%, 09/15/49† γ	450,000	436,141
Morgan Stanley Capital I Trust, Series 2014-CPT, Class B
3.45%, 07/13/29 144A † γ	800,000	797,421
MortgageIT Trust, Series 2005-4, Class A1
(Floating, ICE LIBOR USD 1M + 0.28%, 0.28% Floor, 11.50% Cap), 2.79%, 10/25/35†	325,106	320,068
MSCG Trust, Series 2015-ALDR, Class A2
3.46%, 06/07/35 144A † γ	580,000	562,250
MSCG Trust, Series 2016-SNR, Class C
5.21%, 11/15/34 144A	331,500	328,411
Nomura Resecuritization Trust, Series 2014-7R, Class 2A3
(Floating, ICE LIBOR USD 1M + 0.20%, 0.20% Floor), 2.52%, 12/26/35 144A †	398,207	395,535
OBX Trust, Series 2018-1, Class A2
(Floating, ICE LIBOR USD 1M + 0.65%), 3.16%, 06/25/57 144A †	1,015,545	1,009,307
Prime Mortgage Trust, Series 2006-DR1, Class 2A1
5.50%, 05/25/35 144A	2,025,608	1,629,879
Prime Mortgage Trust, Series 2006-DR1, Class 2A2
6.00%, 05/25/35 144A	1,638,906	1,309,256
ResLoC UK PLC, Series 2007-1X, Class A3A
(Floating, 0.16% - Euribor 3M), 0.00%, 12/15/43(E) †	1,099,325	1,190,473
	Par	Value
(Floating, ICE LIBOR GBP 3M + 0.16%), 1.07%, 12/15/43(U) †	$ 274,831	$ 329,445
Ripon Mortgages PLC, Series 1X, Class A1
(Floating, ICE LIBOR GBP 3M + 0.80%), 1.69%, 08/20/56(U) †	174,854	221,804
Ripon Mortgages PLC, Series 1X, Class A2
(Floating, ICE LIBOR GBP 3M + 0.80%), 1.69%, 08/20/56(U) †	1,898,417	2,408,161
Rosslyn Portfolio Trust, Series 2017-ROSS, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 1.94% Floor), 3.41%, 06/15/33 144A †	450,000	448,598
Sequoia Mortgage Trust, Series 2003-4, Class 1A2
(Floating, ICE LIBOR USD 6M + 0.66%, 0.33% Floor, 11.50% Cap), 3.17%, 07/20/33†	65,926	62,417
Sequoia Mortgage Trust, Series 6, Class A
(Floating, ICE LIBOR USD 1M + 0.64%, 0.32% Floor, 11.00% Cap), 3.11%, 04/19/27†	326,433	310,004
Shops at Crystals Trust, Series 2016-CSTL, Class A
3.13%, 07/05/36 144A	340,000	326,500
Station Place Securitization Trust, Series 2015-2, Class A
(Floating, ICE LIBOR USD 1M + 0.55%, 0.55% Floor), 2.99%, 07/15/19 144A †	350,000	350,000
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 2A1
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 2.81%, 10/25/35†	584,603	580,097
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1
(Floating, ICE LIBOR USD 1M + 0.25%, 0.25% Floor, 11.00% Cap), 2.72%, 07/19/35†	75,453	73,585
Thornburg Mortgage Securities Trust, Series 2003-4, Class A1
(Floating, ICE LIBOR USD 1M + 0.64%, 0.32% Floor, 11.50% Cap), 3.15%, 09/25/43†	7,393	7,347
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3
3.72%, 04/25/45† γ	59,326	59,773
Towd Point Mortgage Funding Vantage1 PLC, Series 2016-V1A, Class A1
(Floating, ICE LIBOR GBP 3M + 1.20%), 2.09%, 02/20/54(U) 144A †	400,074	510,708
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
TPG Real Estate Finance Issuer, Ltd., Series 2018-FL1, Class A
(Floating, ICE LIBOR USD 1M + 0.75%, 0.75% Floor), 3.21%, 02/15/35 144A †	$ 971,942	$ 969,035
Trinity Square PLC, Series 2015-1A, Class A
(Floating, ICE LIBOR GBP 3M + 1.15%), 1.96%, 07/15/51(U) 144A †	238,381	304,259
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class D
4.48%, 12/10/45 144A † γ	320,000	299,066
VNDO Mortgage Trust, Series 2012-6AVE, Class A
3.00%, 11/15/30 144A	100,000	99,220
Warwick Finance Residential Mortgages Number One PLC, Series 1, Class A
(Floating, ICE LIBOR GBP 3M + 1.00%), 1.91%, 09/21/49(U) †	1,086,421	1,385,776
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR19, Class A7
3.79%, 02/25/33† γ	4,225	4,241
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR6, Class A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 3.56%, 06/25/42†	9,501	9,204
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1B
(Floating, ICE LIBOR USD 1M + 0.78%, 0.39% Floor, 10.50% Cap), 3.29%, 01/25/45†	1,289,546	1,277,662
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
(Floating, ICE LIBOR USD 1M + 0.29%, 0.29% Floor, 10.50% Cap), 2.80%, 10/25/45†	936,065	928,260
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 1A1A
(Floating, ICE LIBOR USD 1M + 0.54%, 0.27% Floor, 10.50% Cap), 3.05%, 07/25/45†	603,330	604,797
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2A1A
(Floating, ICE LIBOR USD 1M + 0.58%, 0.29% Floor, 10.50% Cap), 3.09%, 07/25/45†	123,396	122,259
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY1, Class 1A1
3.36%, 02/25/37† γ	264,859	243,076
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY1, Class 2A3
3.47%, 02/25/37† γ	168,372	165,092
	Par	Value
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA3, Class 2A1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.76%, 0.76% Floor), 2.92%, 04/25/47†	$ 586,415	$ 581,226
Waterfall Commercial Mortgage Trust, Series 2015-SBC5, Class A
4.10%, 09/14/22 144A	200,075	201,192
Wells Fargo Alternative Loan Trust, Series 2007-PA6, Class A1
4.70%, 12/28/37† γ	491,802	488,659
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B
4.29%, 07/15/46† γ	20,000	20,299
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class XA
1.33%, 08/15/50† IO γ	2,823,857	118,390
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 2A2
4.09%, 03/25/35† γ	52,280	53,556
WFRBS Commercial Mortgage Trust, Series 2012-C7, Class XA
1.40%, 06/15/45 144A † IO γ	276,369	10,047
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class XA
1.20%, 05/15/45 144A † IO γ	2,420,760	104,701
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class XA
1.08%, 03/15/47† IO γ	964,292	38,278
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class XA
1.07%, 08/15/47† IO γ	3,421,771	145,702
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class AS
3.93%, 11/15/47	290,000	291,315
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class C
4.29%, 11/15/47	300,000	287,215
Total Mortgage-Backed Securities (Cost $677,384,655)		677,414,729
MUNICIPAL BONDS — 0.4%
American Municipal Power, Inc., Hydroelectric Projects, Revenue Bond, Series B
8.08%, 02/15/50	600,000	956,220
American Municipal Power, Inc., Revenue Bond, Series E
6.27%, 02/15/50	250,000	311,004
Chicago Transit Authority, Revenue Bond, Series A
6.90%, 12/01/40	700,000	896,031
Chicago Transit Authority, Revenue Bond, Series B
6.90%, 12/01/40	300,000	384,013

See Notes to Financial Statements.

	Par	Value
Northstar Education Finance, Inc.
(Floating, ICE LIBOR USD 3M + 0.10%, 0.10% Floor), 2.59%, 04/28/30†	$ 141,192	$ 140,634
Port Authority of New York & New Jersey, Revenue Bond, Series 192
4.81%, 10/15/65	300,000	326,924
State of California, General Obligation
7.95%, 03/01/36	265,000	279,839
7.55%, 04/01/39	410,000	588,760
State of Illinois, General Obligation
5.10%, 06/01/33	315,000	300,819
6.63%, 02/01/35	495,000	527,130
7.35%, 07/01/35	465,000	516,162
Utah State Board of Regents
(Floating, ICE LIBOR USD 1M + 0.75%, 25.00% Cap), 3.26%, 09/25/56†	1,333,094	1,331,348
Total Municipal Bonds (Cost $6,374,638)		6,558,884

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 0.3%
Call Options — 0.0%
10-Year U.S. Treasury Note Future expiration date 2/2019, Strike Price $121.75, Expires 01/25/19 (MSCS)	176	$21,474,746	115,500
Euro vs. U.S. Dollar, Strike Price $1.14, Expires 11/05/19 (CITI)	1	7,191,896	132,169
Euro-Bund, Strike Price $172.00, Expires 02/22/19 (MSCS)	406	66,397,240	13,955
Euro-Bund, Strike Price $175.00, Expires 02/22/19 (MSCS)	10	1,635,400	115
Long U.S. Treasury Bond Futures expiration date 1/2019, Strike Price $146.00, Expires 01/04/19 (MSCS)	24	3,855,751	13,125
			274,864
Call Swaptions — 0.2%
Pay 2-year Treasury (Quarterly); Receive 2.15% (Semiannually): Interest Rate Swap Maturing 2/4/2021 USD, Strike Price $2.15, Expires 02/04/19 (GSC)	1	72,500,000	2,386
	Number of Contracts	Notional Amount	Value
Pay 3-Month LIBOR (Quarterly); Receive 3.02% (Semiannually): Interest Rate Swap Maturing 7/13/2021 USD, Strike Price $3.02, Expires 07/09/20 (DEUT)	1	$115,100,000	$ 763,915
Pay 3-Month LIBOR (Quarterly); Receive 3.04% (Semiannually): Interest Rate Swap Maturing 6/24/2021 USD, Strike Price $3.04, Expires 06/22/20 (MSCS)	1	211,400,000	1,408,954
Pay 3-Month LIBOR (Quarterly); Receive 3.04% (Semiannually): Interest Rate Swap Maturing 6/24/2021 USD, Strike Price $3.04, Expires 06/22/20 (MSCS)	1	30,200,000	201,279
Pay 3-Month LIBOR (Quarterly); Receive 3.04% (Semiannually): Interest Rate Swap Maturing 6/24/2021 USD, Strike Price $3.04, Expires 06/22/20 (GSC)	1	70,500,000	469,874
			2,846,408
Put Options — 0.0%
10-Year U.S. Treasury Note Future expiration date 1/2019, Strike Price $121.50, Expires 01/04/19 (MSCS)	33	4,026,515	2,062
10-Year U.S. Treasury Note Future expiration date 3/2019, Strike Price $106.00, Expires 02/22/19 (MSCS)	389	47,464,068	389
10-Year U.S. Treasury Note Future expiration date 3/2019, Strike Price $112.00, Expires 02/22/19 (MSCS)	28	3,416,437	28
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
5-Year U.S. Treasury Note Future expiration date 3/2019, Strike Price $103.75, Expires 02/22/19 (MSCS)	182	$20,873,125	$ 182
5-Year U.S. Treasury Note Future expiration date 3/2019, Strike Price $106.50, Expires 02/22/19 (MSCS)	869	99,663,437	869
Long U.S. Treasury Bond Futures expiration date 2/2019, Strike Price $142.00, Expires 01/25/19 (MSCS)	16	2,336,000	2,500
			6,030
Put Swaptions — 0.1%
Pay 2.30% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 10/23/2049 USD, Strike Price $2.30, Expires 10/21/19 (GSC)	1	7,700,000	912,946
Pay 2.50% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 11/12/2049 USD, Strike Price $2.50, Expires 11/07/19 (DEUT)	1	3,100,000	273,675
			1,186,621
Total Purchased Options (Premiums paid $2,908,648)			4,313,923

	Par
U.S. TREASURY OBLIGATIONS — 20.2%
U.S. Treasury Bills
2.10%, 01/17/19Ω Δ	$12,510,000	12,498,116
2.19%, 02/21/19Ω	7,210,000	7,186,394
		19,684,510
U.S. Treasury Bonds
4.25%, 05/15/39	5,300,000	6,396,644
4.38%, 11/15/39	200,000	245,316
2.75%, 08/15/42	600,000	574,652
2.75%, 11/15/42	1,080,000	1,033,109
3.13%, 02/15/43	650,000	663,305
2.88%, 05/15/43	800,000	781,328
3.75%, 11/15/43‡‡	1,000,000	1,129,726
	Par	Value
3.13%, 08/15/44‡‡	$ 760,000	$ 776,061
3.00%, 11/15/44	3,800,000	3,795,400
2.50%, 02/15/45	3,780,000	3,426,880
3.00%, 05/15/45	690,000	688,895
2.88%, 08/15/45	3,710,000	3,614,640
2.88%, 11/15/46‡‡	7,290,000	7,090,382
3.00%, 05/15/47	8,130,000	8,097,606
2.75%, 08/15/47	2,220,000	2,103,189
2.75%, 11/15/47	3,480,000	3,294,037
3.00%, 02/15/48Δ	20,000	19,900
3.13%, 05/15/48Δ	3,900,000	3,975,180
3.38%, 11/15/48	4,410,000	4,717,064
		52,423,314
U.S. Treasury Inflationary Index Bonds
0.13%, 07/15/22Δ	769,776	747,736
0.63%, 04/15/23	6,551,845	6,459,445
0.13%, 07/15/24	6,709,626	6,435,257
0.13%, 07/15/26	422,000	396,405
0.50%, 01/15/28	4,510,924	4,307,088
0.75%, 07/15/28	7,021,857	6,877,012
2.13%, 02/15/40	1,076,409	1,267,695
0.75%, 02/15/42	235,024	213,727
1.38%, 02/15/44	1,128,473	1,167,444
		27,871,809
U.S. Treasury Notes
2.63%, 08/31/20	2,700,000	2,704,008
2.63%, 07/15/21‡‡	1,800,000	1,806,680
2.00%, 12/31/21‡‡	1,500,000	1,479,844
1.88%, 03/31/22‡‡	8,800,000	8,637,064
1.88%, 08/31/22	360,000	352,378
1.88%, 09/30/22‡‡	3,000,000	2,935,429
2.00%, 10/31/22‡‡	2,700,000	2,652,645
2.13%, 07/31/24	23,880,000	23,366,950
2.38%, 08/15/24	440,000	436,098
2.13%, 09/30/24	8,550,000	8,357,292
2.25%, 11/15/24	11,210,000	11,020,388
2.13%, 11/30/24‡‡	29,360,000	28,665,005
2.25%, 12/31/24	17,080,000	16,785,438
2.00%, 02/15/25	9,930,000	9,608,829
2.75%, 06/30/25	2,480,000	2,505,527
2.88%, 07/31/25	7,020,000	7,144,633
2.00%, 11/15/26	14,000,000	13,368,355
2.25%, 02/15/27	7,718,000	7,496,713
2.38%, 05/15/27	10,970,000	10,743,530
2.25%, 08/15/27	33,000,000	31,945,534
2.75%, 02/15/28‡‡	1,402,000	1,409,585
2.88%, 05/15/28	803,000	815,500
2.88%, 08/15/28	1,900,000	1,929,762
		196,167,187
U.S. Treasury Strips
2.26%, 02/15/40Ω	8,060,000	4,268,177
2.23%, 11/15/40Ω	4,030,000	2,081,324

See Notes to Financial Statements.

	Par	Value
2.21%, 08/15/41Ω	$4,030,000	$ 2,020,892
		8,370,393
Total U.S. Treasury Obligations (Cost $307,619,188)		304,517,213

	Shares
PREFERRED STOCK — 0.0%
GMAC Capital Trust I
(Variable, ICE LIBOR USD 3M + 5.79%), 8.40%, 02/13/19† (Cost $173,227)	6,979	178,064
MONEY MARKET FUNDS — 2.3%
GuideStone Money Market Fund, 2.22% (Institutional Class)Ø ∞	28,981,400	28,981,400
Northern Institutional Liquid Assets Portfolio (Shares), 2.45%Ø §	4,216,070	4,216,070
Northern Institutional U.S. Government Portfolio (Shares), 2.21%Ø	979,768	979,768
Total Money Market Funds (Cost $34,177,238)		34,177,238

	Par
REPURCHASE AGREEMENTS — 1.9%
Merrill Lynch Pierce Fenner & Smith
2.97% (dated 12/31/18, due 01/02/2019, repurchase price $14,205,858, collateralized by U.S. Treasury Bond, 3.125%, due 08/15/2044, total market value $14,200,000)	$14,200,000	14,200,000

3.10% (dated 12/31/18, due 01/03/2019, repurchase price $14,403,720, collateralized by U.S. Treasury Bond, 3.000%, due 05/15/2045, total market value $14,706,000)	14,400,000	14,400,000
Total Repurchase Agreements (Cost $28,600,000)		28,600,000
TOTAL INVESTMENTS — 115.6% (Cost $1,764,304,344)		1,746,090,823

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.4)%
Call Options — (0.1)%
10-Year U.S. Treasury Note Future expiration date 2/2019, Strike Price $120.50, Expires 01/25/19 (MSCS)	(76)	$(9,273,186)	(122,313)
10-Year U.S. Treasury Note Future expiration date 2/2019, Strike Price $121.00, Expires 01/25/19 (MSCS)	(64)	(7,808,998)	(76,000)
	Number of Contracts	Notional Amount	Value
10-Year U.S. Treasury Note Future expiration date 2/2019, Strike Price $122.00, Expires 01/25/19 (MSCS)	(20)	$ (2,440,312)	$ (10,625)
10-Year U.S. Treasury Note Future expiration date 2/2019, Strike Price $122.25, Expires 01/25/19 (MSCS)	(99)	(12,079,544)	(41,766)
10-Year U.S. Treasury Note Future expiration date 2/2019, Strike Price $122.50, Expires 01/25/19 (MSCS)	(57)	(6,954,889)	(18,703)
10-Year U.S. Treasury Note Future expiration date 2/2019, Strike Price $123.00, Expires 01/25/19 (MSCS)	(128)	(15,617,997)	(24,000)
10-Year U.S. Treasury Note Future expiration date 3/2019, Strike Price $123.00, Expires 02/22/19 (MSCS)	(112)	(13,665,747)	(45,500)
10-Year U.S. Treasury Note Future expiration date 3/2019, Strike Price $123.50, Expires 02/22/19 (MSCS)	(48)	(5,856,749)	(13,500)
5-Year U.S. Treasury Note Future expiration date 1/2019, Strike Price $114.25, Expires 01/04/19 (MSCS)	(80)	(9,175,000)	(36,875)
5-Year U.S. Treasury Note Future expiration date 2/2019, Strike Price $114.00, Expires 01/25/19 (MSCS)	(136)	(15,597,500)	(106,250)
5-Year U.S. Treasury Note Future expiration date 2/2019, Strike Price $114.25, Expires 01/25/19 (MSCS)	(73)	(8,372,188)	(43,344)
5-Year U.S. Treasury Note Future expiration date 2/2019, Strike Price $115.00, Expires 01/25/19 (MSCS)	(33)	(3,784,688)	(6,703)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
5-Year U.S. Treasury Note Future expiration date 3/2019, Strike Price $115.50, Expires 02/22/19 (MSCS)	(146)	$ (16,744,375)	$ (30,797)
Long U.S. Treasury Bond Futures expiration date 1/2019, Strike Price $147.00, Expires 01/04/19 (MSCS)	(24)	(3,855,751)	(4,500)
Long U.S. Treasury Bond Futures expiration date 2/2019, Strike Price $143.00, Expires 01/25/19 (MSCS)	(18)	(2,628,000)	(58,500)
Long U.S. Treasury Bond Futures expiration date 2/2019, Strike Price $144.00, Expires 01/25/19 (MSCS)	(34)	(4,964,000)	(82,875)
Long U.S. Treasury Bond Futures expiration date 2/2019, Strike Price $149.00, Expires 01/25/19 (MSCS)	(66)	(9,636,000)	(17,532)
			(739,783)
Call Swaptions — (0.2)%
Pay 3-Month LIBOR (Quarterly); Receive 2.21% (Semiannually): Interest Rate Swap Maturing 2/4/2029 USD, Strike Price $2.21, Expires 02/04/19 (GSC)	1	(14,500,000)	(1,513)
Pay 3-Month LIBOR (Quarterly); Receive 2.96% (Semiannually): Interest Rate Swap Maturing 7/13/2022 USD, Strike Price $2.96, Expires 07/09/21 (DEUT)	1	(115,100,000)	(858,785)
Pay 3-Month LIBOR (Quarterly); Receive 3.015% (Semiannually): Interest Rate Swap Maturing 6/23/2022 USD, Strike Price $3.02, Expires 06/21/21 (GSC)	1	(70,500,000)	(549,570)
	Number of Contracts	Notional Amount	Value
Pay 3-Month LIBOR (Quarterly); Receive 3.02% (Semiannually): Interest Rate Swap Maturing 6/23/2022 USD, Strike Price $3.02, Expires 06/21/21 (MSCS)	1	$(211,400,000)	$(1,653,108)
Pay 3-Month LIBOR (Quarterly); Receive 3.02% (Semiannually): Interest Rate Swap Maturing 6/23/2022 USD, Strike Price $3.02, Expires 06/21/21 (MSCS)	1	(30,200,000)	(236,158)
			(3,299,134)
Put Options — (0.0)%
10-Year U.S. Treasury Note Future expiration date 2/2019, Strike Price $119.00, Expires 01/25/19 (MSCS)	(25)	(3,050,390)	(781)
10-Year U.S. Treasury Note Future expiration date 2/2019, Strike Price $119.50, Expires 01/25/19 (MSCS)	(34)	(4,148,530)	(1,063)
10-Year U.S. Treasury Note Future expiration date 2/2019, Strike Price $120.00, Expires 01/25/19 (MSCS)	(17)	(2,074,265)	(797)
10-Year U.S. Treasury Note Future expiration date 2/2019, Strike Price $120.25, Expires 01/25/19 (MSCS)	(50)	(6,100,780)	(3,125)
10-Year U.S. Treasury Note Future expiration date 2/2019, Strike Price $120.50, Expires 01/25/19 (MSCS)	(41)	(5,002,640)	(3,844)
10-Year U.S. Treasury Note Future expiration date 2/2019, Strike Price $120.75, Expires 01/25/19 (MSCS)	(65)	(7,931,014)	(8,125)

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
10-Year U.S. Treasury Note Future expiration date 2/2019, Strike Price $121.00, Expires 01/25/19 (MSCS)	(34)	$ (4,148,530)	$ (5,844)
10-Year U.S. Treasury Note Future expiration date 3/2019, Strike Price $119.50, Expires 02/22/19 (MSCS)	(50)	(6,100,780)	(5,469)
5-Year U.S. Treasury Note Future expiration date 2/2019, Strike Price $113.50, Expires 01/25/19 (MSCS)	(33)	(3,784,688)	(1,289)
Long U.S. Treasury Bond Futures expiration date 1/2019, Strike Price $143.00, Expires 01/04/19 (MSCS)	(24)	(3,855,751)	(375)
Long U.S. Treasury Bond Futures expiration date 2/2019, Strike Price $141.00, Expires 01/25/19 (MSCS)	(66)	(9,636,000)	(6,187)
Long U.S. Treasury Bond Futures expiration date 2/2019, Strike Price $143.00, Expires 01/25/19 (MSCS)	(24)	(3,504,000)	(6,000)
Mexican Peso vs. U.S. Dollar, Strike Price $19.50, Expires 01/30/19 (CITI)	1	(2,842,000)	(28,075)
			(70,974)
Put Swaptions — (0.1)%
Pay 2.00% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 10/23/2024 USD, Strike Price $2.00, Expires 10/21/19 (GSC)	1	(38,500,000)	(1,138,773)
	Number of Contracts	Notional Amount	Value
Pay 2.25% (Semiannually); Receive 3-Month LIBOR (Quarterly): Interest Rate Swap Maturing 11/12/2024 USD, Strike Price $2.25, Expires 11/07/19 (DEUT)	1	$(15,500,000)	$(326,488)
Sell Protection on Markit CDX.NA.IG.31 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 12/20/2023 USD, Strike Price $1.00, Expires 02/20/19 (BNP)	1	(3,000,000)	(6,415)
Sell Protection on Markit CDX.NA.IG.31 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 12/20/2023 USD, Strike Price $1.05, Expires 02/20/19 (BAR)	1	(2,000,000)	(3,380)
Sell Protection on Markit CDX.NA.IG.31 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 12/20/2023 USD, Strike Price $1.10, Expires 02/20/19 (GSC)	1	(1,600,000)	(2,154)
Sell Protection on Markit CDX.NA.IG.31 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 12/20/2023 USD, Strike Price $1.10, Expires 02/20/19 (MSCS)	1	(2,300,000)	(3,097)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
Sell Protection on Markit CDX.NA.IG.31 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 12/20/2023 USD, Strike Price $1.20, Expires 03/20/19 (JPM)	1	$(2,100,000)	$ (3,527)
Sell Protection on Markit CDX.NA.IG.31 Index; Receive 1.00% (Quarterly): Credit Default Swap Maturing 12/20/2023 USD, Strike Price $2.40, Expires 09/18/19 (GSC)	1	(3,300,000)	(6,313)
			(1,490,147)
Total Written Options (Premiums received $ (3,525,240))			(5,600,038)

	Par	Value
TBA SALE COMMITMENTS — (2.7)%
Federal National Mortgage Association 4.00%, 01/19/48 TBA	$ (5,000,000)	$ (5,097,265)
Government National Mortgage Association 3.00%, 01/19/48 TBA	(1,000,000)	(985,430)
Government National Mortgage Association 4.00%, 01/19/48 TBA	(3,000,000)	(3,071,953)
Government National Mortgage Association 4.50%, 01/19/48 TBA	(30,000,000)	(31,047,075)
Total TBA Sale Commitments (Proceeds $(40,033,942))		(40,201,723)
Liabilities in Excess of Other Assets — (12.5)%		(189,214,267)
NET ASSETS — 100.0%		$1,511,074,795

Futures Contracts outstanding at December 31, 2018:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
30-Year Euro Buxl	03/2019	(12)	$ (2,483,345)	$(34,425)
Euro-Bobl	03/2019	106	16,094,489	46,672
Euro-BTP	03/2019	(120)	(17,573,972)	(544,586)
Euro-Bund	03/2019	(264)	(49,467,256)	(875,558)
Euro-OAT	03/2019	(169)	(29,199,670)	(63,971)
10-Year Japanese Treasury Bond	03/2019	(12)	(16,694,129)	(71,930)
10-Year Commonwealth Treasury Bond	03/2019	(73)	(6,821,822)	(69,090)
90-Day Eurodollar	03/2019	(5)	(1,216,125)	52,432
Euro Fx	03/2019	(8)	(1,152,250)	(8,200)
10-Year CAN Bond	03/2019	(40)	(4,007,325)	(126,281)
10-Year U.S. Treasury Note	03/2019	504	61,495,875	1,358,033
Ultra 10-Year U.S. Treasury Note	03/2019	50	6,503,906	194,223
U.S. Treasury Long Bond	03/2019	(293)	(42,778,000)	(1,424,847)
Long GILT	03/2019	(79)	(12,402,407)	64,279
2-Year U.S. Treasury Note	03/2019	383	81,315,688	552,884
5-Year U.S. Treasury Note	03/2019	2,247	257,702,813	3,858,607
Ultra Long U.S. Treasury Bond	03/2019	775	124,508,594	5,867,360
3-Month Euro Euribor	06/2019	314	90,202,210	3,883
90-Day Eurodollar	06/2019	(34)	(8,271,775)	58,225
90-Day Eurodollar	09/2019	(22)	(5,353,700)	(7,700)
Eurodollar 2-Year Midcurve	12/2019	(443)	(107,815,125)	178,681
90-Day Eurodollar	03/2020	(464)	(113,036,200)	(29,000)
90-Day Eurodollar	06/2020	46	11,213,075	(43,435)
90-Day Eurodollar	09/2020	(124)	(30,238,950)	(83,731)
90-Day Eurodollar	12/2020	(142)	(34,623,150)	(160,783)
90-Day Eurodollar	03/2021	42	10,243,800	13,125
Total Futures Contracts outstanding at December 31, 2018			$ 176,145,249	$8,704,867

See Notes to Financial Statements.

Forward Foreign Currency Contracts outstanding at December 31, 2018:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
02/15/19	Japanese Yen	1,998,200,000	U.S. Dollars	17,709,101	JPM	$588,095
01/11/19	Mexican Pesos	154,763,000	U.S. Dollars	7,566,672	BAR	294,052
01/18/19	Indian Rupees	285,290,000	U.S. Dollars	3,827,700	BAR	261,307
01/15/19	Turkish Lira	5,780,160	U.S. Dollars	877,950	UBS	204,378
01/18/19	U.S. Dollars	10,027,599	Euro	8,593,983	CITI	165,264
01/11/19	Mexican Pesos	66,029,000	U.S. Dollars	3,246,981	GSC	106,765
02/15/19	Japanese Yen	413,000,000	U.S. Dollars	3,678,821	BAR	102,954
02/19/19	Turkish Lira	17,766,480	U.S. Dollars	3,165,633	JPM	99,129
01/07/19	U.S. Dollars	4,188,305	Canadian Dollars	5,600,000	MSCS	85,542
01/18/19	Indonesian Rupiahs	22,179,120,000	U.S. Dollars	1,456,470	BAR	80,654
03/26/19	Argentine Pesos	33,720,000	U.S. Dollars	744,698	CITI	59,284
01/18/19	U.S. Dollars	1,445,938	British Pounds	1,089,161	CITI	56,373
01/11/19	British Pounds	5,308,000	U.S. Dollars	6,729,196	UBS	40,313
01/18/19	U.S. Dollars	1,339,016	Brazilian Reals	5,044,406	CITI	38,892
01/11/19	U.S. Dollars	13,059,871	British Pounds	10,211,000	JPM	37,366
01/18/19	U.S. Dollars	2,821,672	Australian Dollars	3,961,937	CITI	29,988
01/18/19	Euro	5,129,277	U.S. Dollars	5,857,218	CITI	29,068
01/17/19	U.S. Dollars	7,150,397	British Pounds	5,585,632	CITI	24,556
01/18/19	Japanese Yen	158,450,376	U.S. Dollars	1,424,347	CITI	23,441
01/18/19	U.S. Dollars	737,722	Russian Rubles	49,965,929	CITI	22,530
03/20/19	U.S. Dollars	820,869	Canadian Dollars	1,089,065	RBC	21,663
03/20/19	U.S. Dollars	389,981	Australian Dollars	530,128	CITI	16,077
03/20/19	U.S. Dollars	1,176,582	New Zealand Dollars	1,727,093	SS	15,731
03/20/19	Japanese Yen	43,497,405	U.S. Dollars	387,968	DEUT	11,461
01/18/19	Mexican Pesos	8,000,000	U.S. Dollars	394,485	BAR	11,372
03/20/19	Japanese Yen	32,753,226	U.S. Dollars	292,101	RBC	8,667
01/11/19	U.S. Dollars	2,425,435	British Pounds	1,895,000	BAR	8,664
03/20/19	Euro	1,325,530	U.S. Dollars	1,521,251	UBS	7,691
03/20/19	Singapore Dollars	4,127,000	U.S. Dollars	3,026,612	RBS	6,912
03/20/19	U.S. Dollars	192,778	Australian Dollars	263,903	JPM	6,645
01/11/19	Euro	644,000	U.S. Dollars	732,419	BAR	6,166
03/20/19	Singapore Dollars	2,111,625	U.S. Dollars	1,546,040	BNP	6,096
03/20/19	U.S. Dollars	192,981	Canadian Dollars	256,106	WEST	5,039
03/20/19	Singapore Dollars	2,360,000	U.S. Dollars	1,730,434	BAR	4,269
03/20/19	Euro	171,034	Canadian Dollars	264,082	BOA	3,485
03/20/19	Japanese Yen	31,991,400	Euro	252,000	CITI	3,100
03/20/19	Japanese Yen	10,849,539	U.S. Dollars	97,027	UBS	2,603
01/03/19	Brazilian Reals	2,338,000	U.S. Dollars	600,874	DEUT	2,256
03/20/19	U.S. Dollars	56,537	Canadian Dollars	74,444	UBS	1,906
03/20/19	U.S. Dollars	97,030	Australian Dollars	134,957	DEUT	1,844
03/20/19	Swedish Kronor	879,105	Euro	85,060	UBS	1,713
03/20/19	Norwegian Kroner	840,936	U.S. Dollars	95,983	WEST	1,616
01/03/19	U.S. Dollars	604,587	Brazilian Reals	2,338,000	DEUT	1,458
01/11/19	British Pounds	1,399,000	U.S. Dollars	1,782,957	JPM	1,245
03/20/19	British Pounds	77,454	Euro	84,956	SS	1,112
03/20/19	Swedish Kronor	861,942	Euro	83,976	SS	1,013
03/20/19	Swedish Kronor	1,013,201	Euro	98,961	CITI	905
03/20/19	Norwegian Kroner	841,092	Euro	83,964	RBC	769
03/20/19	Euro	84,921	U.S. Dollars	97,470	DEUT	483
03/20/19	Canadian Dollars	51,826	Australian Dollars	53,342	SS	410
03/20/19	Swiss Francs	754,949	Euro	670,595	UBS	381
03/20/19	Norwegian Kroner	837,825	Euro	84,008	CITI	339
03/20/19	Norwegian Kroner	1,701,377	Euro	170,993	BOA	230
03/20/19	British Pounds	33,668	Euro	37,221	CITI	147
03/20/19	Norwegian Kroner	845,317	Euro	84,965	SS	105
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/20/19	Euro	37,958	Norwegian Kroner	376,490	RBC	$ 88
03/20/19	British Pounds	76,036	U.S. Dollars	97,225	SS	67
03/20/19	U.S. Dollars	96,867	Euro	83,955	BOA	29
03/20/19	Norwegian Kroner	331,893	Euro	33,388	JPM	8
Subtotal Appreciation						$2,513,716
03/20/19	U.S. Dollars	96,975	Euro	84,075	UBS	$ (2)
03/20/19	Euro	84,036	Swedish Kronor	854,523	WEST	(102)
02/08/19	Euro	194,000	U.S. Dollars	223,144	CITI	(119)
03/20/19	Canadian Dollars	57,507	U.S. Dollars	42,324	SS	(122)
03/20/19	Australian Dollars	135,056	New Zealand Dollars	142,057	CITI	(227)
03/20/19	U.S. Dollars	96,083	Swedish Kronor	848,581	DEUT	(276)
03/20/19	Euro	86,047	British Pounds	77,839	BOA	(346)
03/20/19	U.S. Dollars	42,381	Swedish Kronor	376,834	SS	(410)
03/20/19	U.S. Dollars	96,718	British Pounds	75,992	UBS	(517)
03/20/19	Australian Dollars	54,088	Japanese Yen	4,219,346	RBC	(597)
03/20/19	Norwegian Kroner	329,107	U.S. Dollars	38,871	CITI	(674)
01/18/19	British Pounds	150,000	U.S. Dollars	192,119	CITI	(747)
03/20/19	British Pounds	366,503	U.S. Dollars	469,710	CITI	(756)
03/20/19	British Pounds	76,930	Euro	86,075	JPM	(850)
01/30/19	Russian Rubles	2,554,730	U.S. Dollars	37,392	GSC	(891)
03/20/19	New Zealand Dollars	142,704	Euro	83,986	UBS	(958)
03/20/19	U.S. Dollars	196,184	Euro	170,923	WEST	(969)
03/20/19	U.S. Dollars	97,637	British Pounds	77,073	BOA	(981)
01/11/19	U.S. Dollars	566,610	Euro	495,000	GSC	(1,091)
03/20/19	U.S. Dollars	96,070	Japanese Yen	10,590,485	DEUT	(1,180)
03/20/19	Norwegian Kroner	842,667	Euro	85,912	RBC	(1,295)
03/20/19	Canadian Dollars	52,129	Japanese Yen	4,347,089	JPM	(1,664)
03/20/19	Norwegian Kroner	841,097	Euro	86,078	UBS	(1,669)
03/20/19	Euro	255,878	Swiss Francs	289,579	UBS	(1,696)
03/20/19	U.S. Dollars	195,527	Euro	170,996	RBC	(1,709)
01/18/19	U.S. Dollars	365,366	Euro	320,000	CITI	(1,861)
01/15/19	U.S. Dollars	627,640	South African Rand	9,075,580	UBS	(1,951)
03/20/19	U.S. Dollars	195,011	Euro	170,947	CITI	(2,169)
03/20/19	New Zealand Dollars	145,285	U.S. Dollars	99,835	BOA	(2,183)
02/04/19	U.S. Dollars	599,641	Brazilian Reals	2,338,000	DEUT	(2,234)
03/20/19	Norwegian Kroner	823,620	Euro	84,933	CITI	(2,376)
03/20/19	Australian Dollars	134,299	U.S. Dollars	97,108	JPM	(2,386)
01/11/19	U.S. Dollars	455,140	Euro	399,000	HSBC	(2,462)
03/20/19	New Zealand Dollars	146,834	U.S. Dollars	101,189	UBS	(2,495)
03/20/19	New Zealand Dollars	140,005	U.S. Dollars	96,946	SS	(2,843)
03/20/19	U.S. Dollars	96,946	Japanese Yen	10,902,435	BOA	(3,169)
03/20/19	Canadian Dollars	130,623	Euro	85,953	BOA	(3,286)
03/20/19	U.S. Dollars	465,620	Singapore Dollars	638,000	BAR	(3,337)
03/20/19	New Zealand Dollars	282,162	U.S. Dollars	193,060	RBC	(3,407)
03/20/19	Canadian Dollars	193,071	U.S. Dollars	145,586	UBS	(3,901)
01/18/19	U.S. Dollars	140,127	Japanese Yen	15,773,455	CITI	(3,997)
01/17/19	British Pounds	378,934	U.S. Dollars	487,815	SS	(4,392)
01/11/19	British Pounds	1,487,000	U.S. Dollars	1,901,557	JPM	(5,125)
03/20/19	Canadian Dollars	389,338	U.S. Dollars	290,976	RBC	(5,262)
02/07/19	U.S. Dollars	107,986	Mexican Pesos	2,242,101	CITI	(5,404)
03/20/19	Canadian Dollars	260,265	Euro	170,948	RBC	(6,187)
03/20/19	Australian Dollars	270,809	Euro	171,013	SS	(6,253)
01/18/19	U.S. Dollars	424,133	Chinese Offshore Yuan	2,957,482	BAR	(6,437)
03/20/19	Australian Dollars	266,981	U.S. Dollars	194,823	UBS	(6,520)
01/11/19	U.S. Dollars	1,812,323	Euro	1,586,000	BAR	(6,616)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/20/19	U.S. Dollars	289,896	Japanese Yen	32,328,369	SS	$ (6,970)
03/20/19	Canadian Dollars	387,431	U.S. Dollars	291,989	WEST	(7,674)
03/20/19	Australian Dollars	406,008	U.S. Dollars	294,464	RBC	(8,103)
03/20/19	Australian Dollars	264,016	U.S. Dollars	194,970	SS	(8,758)
01/18/19	U.S. Dollars	261,072	Indian Rupees	18,872,902	CITI	(9,430)
01/18/19	U.S. Dollars	394,660	Mexican Pesos	8,000,000	BAR	(11,197)
01/11/19	U.S. Dollars	512,779	Mexican Pesos	10,318,000	BAR	(11,293)
03/20/19	Norwegian Kroner	6,116,577	Euro	625,569	SS	(11,673)
03/20/19	Canadian Dollars	386,939	Euro	256,509	CITI	(11,919)
03/20/19	U.S. Dollars	486,137	Japanese Yen	54,331,295	CITI	(12,778)
03/20/19	Australian Dollars	425,942	U.S. Dollars	313,884	DEUT	(13,465)
03/20/19	U.S. Dollars	2,495,930	Singapore Dollars	3,414,000	GSC	(13,508)
02/15/19	U.S. Dollars	919,638	Japanese Yen	102,100,000	GSC	(15,276)
03/20/19	U.S. Dollars	2,217,196	Singapore Dollars	3,037,337	HSBC	(15,378)
01/11/19	U.S. Dollars	564,251	Mexican Pesos	11,463,000	GSC	(17,977)
01/11/19	U.S. Dollars	3,872,758	British Pounds	3,054,000	BAR	(22,132)
01/25/19	U.S. Dollars	1,264,699	Mexican Pesos	25,424,000	HSBC	(23,594)
01/18/19	U.S. Dollars	1,208,501	Mexican Pesos	24,505,000	CITI	(34,690)
01/11/19	U.S. Dollars	3,043,447	British Pounds	2,418,000	HSBC	(40,327)
01/11/19	U.S. Dollars	7,651,011	Euro	6,708,000	UBS	(42,207)
02/15/19	U.S. Dollars	1,755,384	Japanese Yen	198,400,000	JPM	(61,333)
01/18/19	U.S. Dollars	5,092,951	Chinese Yuan Renminbi	35,528,427	CITI	(79,877)
01/11/19	U.S. Dollars	2,816,103	Mexican Pesos	57,046,000	JPM	(81,378)
01/18/19	Brazilian Reals	11,180,600	U.S. Dollars	2,963,193	BAR	(81,556)
01/18/19	Canadian Dollars	2,389,664	U.S. Dollars	1,843,663	CITI	(92,372)
01/18/19	Russian Rubles	140,806,000	U.S. Dollars	2,132,649	CITI	(117,209)
01/11/19	U.S. Dollars	3,880,060	Mexican Pesos	80,090,000	UBS	(187,873)
01/18/19	U.S. Dollars	4,350,645	Philippine Pesos	238,833,000	BAR	(194,315)
01/18/19	Mexican Pesos	128,266,787	U.S. Dollars	6,724,516	CITI	(217,264)
01/11/19	U.S. Dollars	6,903,846	Mexican Pesos	141,521,224	BNP	(284,302)
02/19/19	U.S. Dollars	3,867,979	Turkish Lira	23,133,121	JPM	(382,955)
03/11/19	U.S. Dollars	15,712,802	Japanese Yen	1,770,000,000	BNP	(526,829)
02/15/19	U.S. Dollars	35,325,816	Japanese Yen	3,954,900,000	BAR	(888,568)
Subtotal Depreciation						$(3,650,281)
Total Forward Foreign Currency Contracts outstanding at December 31, 2018						$(1,136,565)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Swap agreements outstanding at December 31, 2018:
Reference Obligation	Fixed Deal (Pay)/Receive Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	3/20/2019	CITI	USD	1,450,000	$ (3,281)	$ (7,024)	$ 3,743
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	3/20/2019	JPM	USD	180,000	(408)	(641)	233
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	6/20/2019	CITI	USD	1,020,000	(4,590)	(8,378)	3,788
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	6/20/2019	JPM	USD	60,000	(270)	(416)	146
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	6/20/2019	BOA	USD	50,000	(225)	(320)	95
Peoples Republic of China, 7.5% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2022	JPM	USD	180,000	(3,233)	(3,428)	195
Subtotal Appreciation						$(12,007)	$(20,207)	$ 8,200

Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	3/20/2019	CITI	USD	250,000	$ (566)	$ (461)	$ (105)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	6/20/2019	CITI	USD	950,000	(4,274)	—	(4,274)
Credit Suisse (USA), Inc. 6.5% due 1/15/2018 (Pay Quarterly)	(1.00)%	9/20/2020	GSC	USD	300,000	(3,671)	6,900	(10,571)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	12/20/2020	JPM	USD	590,000	(8,632)	2,494	(11,126)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	12/20/2020	CITI	USD	330,000	(4,828)	2,663	(7,491)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	12/20/2020	BOA	USD	300,000	(4,389)	1,691	(6,080)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	6/20/2021	BOA	USD	520,000	(8,504)	6,078	(14,582)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	6/20/2021	CITI	USD	920,000	(15,047)	6,694	(21,741)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	6/20/2021	DEUT	USD	360,000	(5,887)	2,601	(8,488)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	6/20/2021	JPM	USD	320,000	(5,233)	1,225	(6,458)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	12/20/2021	DEUT	USD	430,000	(7,765)	1,639	(9,404)
Peoples Republic of China, 4.25% due 10/28/14 (Pay Quarterly)	(1.00)%	12/20/2021	JPM	USD	220,000	(3,973)	846	(4,819)
Peoples Republic of China, 7.5% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2022	JPM	USD	630,000	(11,314)	(6,835)	(4,479)
Peoples Republic of China, 7.5% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2022	GSC	USD	130,000	(2,335)	(2,277)	(58)
Subtotal Depreciation						$(86,418)	$ 23,258	$(109,676)
Net Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection outstanding at December 31, 2018						$(98,425)	$ 3,051	$(101,476)

Reference Obligation	Fixed Deal (Pay)/Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Sovereign Issues — Buy Protection
Federal Republic of Brazil, 4.25% due 01/07/2025 (Receive Quarterly)	(1.00)%	6/20/2023	USD	1,460,000	$(53,332)	$(45,206)	$(8,126)

See Notes to Financial Statements.

Reference Obligation	Fixed Deal (Pay)/Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
					$(53,332)	$(45,206)	$(8,126)

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay)/Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Corporate Issuers—Sell Protection
Berkshire Hathaway, Inc., 1.55% due 02/09/18 (Receive Quarterly)	0.48%	1.00%	12/20/2021	USD	400,000	$ 6,064	$ 5,258	$ 806
Subtotal Appreciation						$ 6,064	$ 5,258	$ 806
Berkshire Hathaway, Inc., 1.55% due 02/09/18 (Receive Quarterly)	0.58%	1.00%	6/20/2022	USD	100,000	$ 1,434	$ 1,852	$ (418)
Ford Motor Credit Company LLC, 3.81% due 1/9/2024 (Receive Quarterly)	2.40%	5.00%	12/20/2023	USD	1,600,000	182,578	222,128	(39,550)
General Electric Company, 2.70% due 10/9/2022 (Receive Quarterly)	2.04%	1.00%	12/20/2023	USD	1,400,000	(63,208)	(60,490)	(2,718)
Subtotal Depreciation						$120,804	$163,490	$(42,686)
Net Centrally Cleared Credit Default Swaps on Corporate Issuers — Sell Protection outstanding at December 31, 2018						$126,868	$168,748	$(41,880)

Reference Obligation	Fixed Deal (Pay)/Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes — Buy Protection
Markit iTraxx Europe Series 30 (Pay Quarterly)	(1.00)%	12/20/2023	EUR	3,725,000	$(26,138)	$ (33,571)	$ 7,433
Markit CDX.NA.HY.31 Index (Pay Quarterly)	(5.00)%	12/20/2023	USD	1,390,000	(30,535)	(102,512)	71,977
Subtotal Appreciation					$(56,673)	$(136,083)	$79,410
Markit CDX.EM.30 Index (Pay Quarterly)	(1.00)%	12/20/2023	USD	460,000	$ 21,511	$ 22,100	$ (589)
Subtotal Depreciation					$ 21,511	$ 22,100	$ (589)
Net Centrally Cleared Credit Default Swaps on Credit Indexes — Buy Protection outstanding at December 31, 2018					$(35,162)	$(113,983)	$78,821

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay)/Receive Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indexes—Sell Protection
Markit CMBX.NA.AAA.7 Index (Receive Monthly)	0.38%	0.50%	1/17/2047	GSC	USD	1,700,000	$ 9,610	$ (75,678)	$ 85,288
Markit CMBX.NA.AAA.8 Index (Receive Monthly)	0.46%	0.50%	10/17/2057	GSC	USD	1,700,000	3,475	(102,781)	106,256
Markit CMBX.NA.AAA.8 Index (Receive Monthly)	0.46%	0.50%	10/17/2057	DEUT	USD	1,700,000	3,475	(116,926)	120,401
							$16,560	$(295,385)	$311,945

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Reference Obligation	Implied Credit Spread	Fixed Deal (Pay)/Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes — Sell Protection
Markit CDX.NA.HY30 Index (Receive Quarterly)	4.17%	5.00%	6/20/2023	USD	2,100,000	$ 67,998	$ 130,485	$ (62,487)
Markit CDX.EM.29 (Receive Quarterly)	1.92%	1.00%	6/20/2023	USD	2,850,000	(104,491)	(73,915)	(30,576)
Markit CDX.NA.IG30 Index (Receive Quarterly)	0.80%	1.00%	6/20/2023	USD	34,900,000	294,584	648,420	(353,836)
CDX.NA.IG.31 1% (Receive Quarterly)	0.88%	1.00%	12/20/2023	USD	15,000,000	89,328	186,224	(96,896)
Markit CDX.NA.IG.31 Index (Receive Quarterly)	0.88%	1.00%	12/20/2023	USD	60,625,000	361,036	904,063	(543,027)
						$ 708,455	$1,795,277	$(1,086,822)

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	8.41% (Upon termination)	1/2/2020	CITI	BRL	88,650,000	$642,298	$26,922	$615,376
						$642,298	$26,922	$615,376

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Monthly)	7.25% (Monthly)	1/2/2020	BRL	16,747,126	$ 35,238	$ 4,947	$ 30,291
3-Month JIBAR (Quarterly)	7.50% (Quarterly)	9/19/2020	ZAR	9,300,000	2,083	592	1,491
3-Month EURIBOR (Quarterly)	0.09% (Annually)	11/22/2020	EUR	24,690,000	81,140	1,209	79,931
1-Day Brazil Cetip DI Interbank Deposit Rate (Monthly)	8.00% (Monthly)	1/4/2021	BRL	3,700,000	14,454	1,538	12,916
0.10% (Annually)	3-Month EURIBOR (Annually)	1/16/2021	SEK	105,370,000	5,814	3,732	2,082
3-Month EURIBOR (Quarterly)	0.1% (Annually)	1/16/2021	EUR	12,700,000	38,864	8,442	30,422
3-Month New Zealand BBR FRA (Quarterly)	2.25% (Semiannually)	3/20/2021	NZD	16,300,000	54,369	38,974	15,395
6-Month EURIBOR (Semiannually)	0.35% (Annually)	12/16/2021	EUR	22,650,000	177,974	(44,172)	222,146
3-Month LIBOR (Quarterly)	3.23% (Semiannually)	12/18/2021	USD	55,251,000	750,654	89,188	661,466
3-Month LIBOR (Quarterly)	2.85% (Semiannually)	8/31/2022	USD	29,625,000	494,004	(6,614)	500,618
6.75% (Lunar)	MXN-TIIE-Banxico (Lunar)	12/14/2022	MXN	10,000	33	23	10
6-Month EURIBOR (Semiannually)	0.50% (Annually)	3/20/2023	EUR	6,330,000	113,552	86,389	27,163
6-Month EURIBOR (Semiannually)	0.67% (Annually)	8/3/2023	EUR	6,000,000	70,900	15,908	54,992
3-Month LIBOR (Quarterly)	2.80% (Semiannually)	8/22/2023	USD	9,400,000	159,680	—	159,680
3-Month LIBOR (Quarterly)	Receive 1-Day US Federal Fund Effective rate + 0.31% (Quarterly)	12/19/2023	USD	52,631,000	94,217	—	94,217
3-Month CDOR (Semiannually)	2.50% (Semiannually)	3/20/2024	CAD	9,790,000	68,992	779	68,213
3-Month LIBOR (Quarterly)	Receive 1-Day US Federal Fund Effective Rate + 0.31% (Quarterly)	3/20/2024	USD	58,248,000	122,315	1,842	120,473
6-Month EURIBOR (Semiannually)	0.50% (Annually)	3/20/2024	EUR	26,710,000	382,891	270,009	112,882
6-Month NIBOR (Semiannually)	2.00% (Annually)	3/20/2024	NOK	13,960,000	12,453	5,432	7,021
2.50% (Semiannually)	3-Month LIBOR (Quarterly)	12/16/2025	USD	1,500,000	11,640	(20,888)	32,528

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
1.75% (Semiannually)	3-Month LIBOR (Quarterly)	12/21/2026	USD	5,200,000	$ 340,658	$ 297,037	$ 43,621
1.50% (Semiannually)	3-Month LIBOR (Quarterly)	6/21/2027	USD	4,600,000	415,468	310,356	105,112
3-Month LIBOR (Quarterly)	2.75% (Semiannually)	12/21/2027	USD	3,310,000	(3,315)	(21,463)	18,148
6-Month LIBOR (Semiannually)	1.05% (Annually)	8/7/2028	CHF	3,940,000	54,619	(2,674)	57,293
3-Month LIBOR (Quarterly)	3.00% (Semiannually)	9/20/2028	USD	1,510,000	10,125	(18,871)	28,996
28-Day Mexico Interbank TIIE (Monthly)	9.30% (Monthly)	10/27/2028	MXN	48,750,000	(1,585)	(26,583)	24,998
1.15% (Annually)	6-Month SONIA (Annually)	12/18/2028	GBP	630,000	21,510	739	20,771
6-Month EURIBOR (Semiannually)	1.00% (Annually)	3/20/2029	EUR	2,900,000	47,378	(21,538)	68,916
3-Month LIBOR (Quarterly)	3.00% (Semiannually)	3/20/2029	USD	6,810,000	169,064	46,425	122,639
6-Month EURIBOR (Semiannually)	1.00% (Annually)	3/20/2029	EUR	2,160,000	35,245	20,605	14,640
6-Month EURIBOR (Semiannually)	1.00% (Annually)	6/19/2029	EUR	2,600,000	27,216	9,926	17,290
6-Month EURIBOR (Semiannually)	1.50% (Annually)	6/19/2029	EUR	2,090,000	(3,053)	(6,896)	3,843
3-Month LIBOR (Quarterly)	3.00% (Semiannually)	2/15/2036	USD	9,694,000	209,729	15,986	193,743
6-Month EURIBOR (Semiannually)	2.05% (Annually)	2/3/2037	EUR	6,200,000	91,411	27,302	64,109
3-Month LIBOR (Quarterly)	2.75% (Semiannually)	6/16/2037	USD	1,320,000	(23,652)	(31,842)	8,190
6-Month EURIBOR (Semiannually)	1.50% (Annually)	3/20/2039	EUR	400,000	12,903	7,479	5,424
2.75% (Semiannually)	3-Month LIBOR (Quarterly)	12/16/2045	USD	8,200,000	188,316	(76,299)	264,615
2.50% (Semiannually)	3-Month LIBOR (Quarterly)	6/15/2046	USD	4,700,000	340,890	(59,355)	400,245
2.25% (Semiannually)	3-Month LIBOR (Quarterly)	12/21/2046	USD	600,000	74,102	58,844	15,258
2.75% (Semiannually)	3-Month LIBOR (Quarterly)	12/20/2047	USD	3,200,000	75,974	(116,555)	192,529
2.54% (Semiannually)	3-Month LIBOR (Quarterly)	3/23/2048	USD	500,000	30,332	—	30,332
3-Month LIBOR (Quarterly)	3.50% (Semiannually)	11/8/2048	USD	1,300,000	89,820	23,932	65,888
1.75% (Semiannually)	6-Month LIBOR (Semiannually)	6/19/2049	GBP	1,200,000	(76,166)	(84,178)	8,012
Subtotal Appreciation					$ 4,818,256	$ 809,707	$ 4,009,549
0.00% (Annually)	3-Month EURIBOR (Quarterly)	3/18/2020	EUR	274,670,000	$ (199,947)	$ (4,442)	$ (195,505)
MXN-TIIE-Banxico (Monthly)	7.60% (Monthly)	6/17/2020	MXN	20,000,000	(16,527)	(841)	(15,686)
8.90% (Monthly)	28-Day Mexico Interbank TIIE (Monthly)	3/17/2021	MXN	32,075,000	(4,783)	—	(4,783)
0.10% (Semiannually)	3-Month EURIBOR (Annually)	3/20/2021	USD	17,160,000	(40,840)	45,751	(86,591)
28-Day Mexico Interbank TIIE (Monthly)	7.35% (Monthly)	4/5/2021	MXN	766,870,000	(1,024,174)	(31,591)	(992,583)
1.27% (Semiannually)	6-Month LIBOR (Semiannually)	10/26/2021	GBP	6,220,000	1,865	3,029	(1,164)
0.10% (Annually)	3-Month EURIBOR (Annually)	12/16/2021	SEK	187,410,000	(68,710)	76,103	(144,813)
0.75% (Semiannually)	6-Month LIBOR (Semiannually)	1/9/2023	JPY	2,160,000,000	(881,158)	109,363	(990,521)
0.10% (Annually)	3-Month EURIBOR (Annually)	3/20/2023	SEK	56,500,000	(19,424)	(17,756)	(1,668)
2.55% (Annually)	6-Month WIBOR (Semiannually)	3/21/2023	PLN	8,600,000	(81,295)	5,415	(86,710)
1.10% (Annually)	6-Month SONIA (Annually)	8/1/2023	GBP	3,440,000	(25,869)	(5,085)	(20,784)
1-Day US Federal Fund Effective Rate + 0.31% (Quarterly)	Receive 3-Month LIBOR (Quarterly)	12/19/2023	USD	42,095,000	(75,356)	14,264	(89,620)
1-Day US Federal Fund Effective Rate + 0.36% (Quarterly)	Receive 3-Month LIBOR (Quarterly)	12/19/2023	USD	10,536,000	(18,861)	1,748	(20,609)
0.10% (Annually)	3-Month EURIBOR (Annually)	3/20/2024	SEK	139,990,000	(132,939)	(121,985)	(10,954)
0.10% (Semiannually)	3-Month EURIBOR (Annually)	3/20/2024	USD	9,550,000	(77,948)	39,386	(117,334)
2.75% (Semiannually)	6-Month ASX Australian Bank Bill Short Term Rates Mid (Semiannually)	3/20/2024	AUD	11,450,000	(191,791)	(149,437)	(42,354)
2.50% (Semiannually)	3-Month LIBOR (Quarterly)	12/20/2027	USD	2,200,000	34,414	49,008	(14,594)
0.50% (Semiannually)	6-Month LIBOR (Semiannually)	3/22/2028	JPY	177,150,000	(19,483)	(17,944)	(1,539)
2.25% (Semiannually)	3-Month LIBOR (Quarterly)	6/20/2028	USD	92,700,000	3,566,453	5,828,742	(2,262,289)
2.00% (Semiannually)	6-Month LIBOR (Semiannually)	6/21/2028	GBP	3,610,000	(96,557)	(90,714)	(5,843)
1.90% (Semiannually)	6-Month LIBOR (Semiannually)	8/3/2028	GBP	2,500,000	(51,194)	(4,788)	(46,406)
2.25% (Quarterly)	3-Month KORIBOR (Quarterly)	9/20/2028	KRW	1,822,040,000	(26,911)	2,515	(29,426)
0.10% (Semiannually)	3-Month EURIBOR (Annually)	10/27/2028	USD	860,000	(14,401)	(2,383)	(12,018)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
0.10% (Annually)	3-Month EURIBOR (Annually)	3/20/2029	SEK	10,980,000	$ (6,985)	$ (6,289)	$ (696)
1.50% (Semiannually)	6-Month LIBOR (Semiannually)	3/20/2029	GBP	18,940,000	(122,484)	235,725	(358,209)
3.30% (Semiannually)	3-Month LIBOR (Quarterly)	12/18/2029	USD	12,188,000	(573,317)	(63,096)	(510,221)
2.04% (Semiannually)	6-Month LIBOR (Semiannually)	2/1/2037	GBP	2,100,000	(82,115)	(28,928)	(53,187)
2.05% (Semiannually)	6-Month LIBOR (Semiannually)	2/1/2037	GBP	3,300,000	(132,617)	(55,871)	(76,746)
1.25% (Semiannually)	6-Month LIBOR (Semiannually)	6/14/2038	JPY	48,200,000	(14,780)	(10,879)	(3,901)
3.33% (Semiannually)	3-Month LIBOR (Quarterly)	2/15/2044	USD	8,319,000	(725,037)	(427)	(724,610)
3.00% (Semiannually)	3-Month LIBOR (Quarterly)	5/15/2044	USD	7,252,000	(182,985)	(8,854)	(174,131)
2.91% (Semiannually)	3-Month LIBOR (Quarterly)	8/22/2048	USD	1,600,000	(25,650)	—	(25,650)
2.94% (Semiannually)	3-Month LIBOR (Quarterly)	8/22/2048	USD	500,000	(11,715)	—	(11,715)
1.00% (Semiannually)	6-Month LIBOR (Semiannually)	3/20/2049	JPY	378,120,000	(257,606)	(144,644)	(112,962)
Subtotal Depreciation					$(1,600,727)	$5,645,095	$(7,245,822)
Net Centrally Cleared Interest Rate Swaps outstanding at December 31, 2018					$ 3,219,101	$6,550,592	$(3,331,491)

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swaps
1-Day UK RPI (Upon termination)	3.47% (Upon termination)	11/15/2025	GBP	9,550,000	$ (6,121)	$(102,690)	$ 96,569
1-Day UK RPI (Upon termination)	3.57% (Upon termination)	11/15/2028	GBP	3,690,000	18,322	328	17,994
Subtotal Appreciation					$ 12,201	$(102,362)	$ 114,563
3.29% (Upon termination)	1-Day UK RPI (Upon termination)	11/15/2020	GBP	10,660,000	$ (26,990)	$ 21,401	$ (48,391)
2.19% (Upon termination)	US CPI Urban Consumers NSA Index (Upon termination)	11/26/2028	USD	6,260,000	(141,891)	(12,025)	(129,866)
3.52% (Upon termination)	1-Day UK RPI (Upon termination)	11/15/2048	GBP	160,000	(5,263)	2,306	(7,569)
Subtotal Depreciation					$(174,144)	$ 11,682	$(185,826)
Net Centrally Cleared Inflation Swaps outstanding at December 31, 2018					$(161,943)	$ (90,680)	$ (71,263)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 20,179,841	$—	$ 20,179,841	$ —
Asset-Backed Securities	120,137,185	—	119,293,492	843,693
Commercial Paper	4,100,571	—	4,100,571	—

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds	$ 312,791,951	$ —	$ 312,791,951	$ —**
Foreign Bonds	219,102,676	—	219,102,676	—
Loan Agreements	14,018,548	—	14,018,548	—
Money Market Funds	34,177,238	34,177,238	—	—
Mortgage-Backed Securities	677,414,729	—	675,734,026	1,680,703
Municipal Bonds	6,558,884	—	6,558,884	—
Preferred Stock	178,064	—	178,064	—
Purchased Options:
Call Options	274,864	142,695	132,169	—
Call Swaptions	2,846,408	—	2,846,408	—
Put Options	6,030	6,030	—	—
Put Swaptions	1,186,621	—	1,186,621	—
Total Purchased Options	4,313,923	148,725	4,165,198	—
Repurchase Agreements	28,600,000	—	28,600,000	—
U.S. Treasury Obligations	304,517,213	—	304,517,213	—
Total Assets - Investments in Securities	$1,746,090,823	$34,325,963	$1,709,240,464	$2,524,396
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 2,513,716	$ —	$ 2,513,716	$ —
Futures Contracts	12,248,404	12,248,404	—	—
Swap Agreements	5,138,849	—	5,138,849	—
Total Assets - Other Financial Instruments	$ 19,900,969	$12,248,404	$ 7,652,565	$ —

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
TBA Sale Commitments	$(40,201,723)	$ —	$(40,201,723)	$ —
Written Options:
Call Options	(739,783)	(739,783)	—	—
Call Swaptions	(3,299,134)	—	(3,299,134)	—
Put Options	(70,974)	(42,899)	(28,075)	—
Put Swaptions	(1,490,147)	—	(1,490,147)	—
Total Written Options	(5,600,038)	(782,682)	(4,817,356)	—
Total Liabilities - Investments in Securities	$(45,801,761)	$ (782,682)	$(45,019,079)	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (3,650,281)	$ —	$ (3,650,281)	$ —
Futures Contracts	(3,543,537)	(3,543,537)	—	—
Swap Agreements	(8,679,547)	—	(8,679,547)	—
Total Liabilities - Other Financial Instruments	$(15,873,365)	$(3,543,537)	$(12,329,828)	$ —

**	Level 3 security has zero value.
***	Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forwards Foreign Currency Contracts outstanding" and "Swap agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the year ended December 31, 2018.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2018.

See Notes to Financial Statements.

Extended-Duration Bond Fund (Unaudited)
The Fund invested in a diversified portfolio composed primarily of investment grade fixed-income securities with an average dollar-weighted duration (a calculation that measures the sensitivity of a bond or bond fund to changes in interest rates) normally greater than or equal to seven years, which was adjusted downward from prior years with the transition to a new benchmark. The Investor Class of the Fund underperformed its composite benchmark, 50% Bloomberg Barclays US Long Government/Credit Bond Index and 50% Bloomberg Barclays US Intermediate Government Credit Bond Index, for the one-year period ended December 31, 2018 (-3.34% versus -1.90%).
An overweight to high yield credit, especially in the fourth quarter, weighed heavily on returns as spreads widened in the sector. The underweight exposure to U.S. Treasury securities also drove underperformance as yields rallied at year end. Out of benchmark exposure to mortgages offered some offset to relative underperformance as the sector was a source of positive performance for the year. The Fund did not invest in derivative investments in 2018.
During the year, the Fund remained focused on its objective of seeking maximum total return consistent with preservation of capital.
This Fund may be suitable for investors who are seeking higher returns without investing in equities, can accept short-term fluctuations in account value and want to diversify their portfolio with a fixed-income investment option. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing fixed-income securities decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leverage, so small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
At December 31, 2018, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Treasury Obligations	41.4
Corporate Bonds	33.7
Foreign Bonds	11.2
Mortgage-Backed Securities	10.0
Money Market Funds	2.1
Commercial Paper	0.3
Asset-Backed Securities	0.3
Preferred Stocks	0.1
Municipal Bonds	0.1
Common Stocks	—**
99.2
**Rounds to less than 0.05%
See Notes to Financial Statements.

Extended-Duration Bond Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Investor Class*	Benchmark**
One Year	(3.07)%	(3.34)%	(1.90)%
Five Year	5.14%	4.88%	6.04%
Ten Year	8.41%	8.16%	6.11%
Since Inception	7.24%	7.05%	6.59%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2018 Prospectus)(1)	0.58%	0.86%
(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2008 to December 31, 2018, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Represents a weighted composite benchmark index consisting of 50% Bloomberg Barclays US Long Government/Credit Bond Index and 50% Bloomberg Barclays US Intermediate Government/Credit Bond Index.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Par	Value
ASSET-BACKED SECURITY — 0.3%
Towd Point Mortgage Trust, Series 2016-4, Class A1
2.25%, 07/25/56 144A (Cost $542,182)	$ 548,265	$ 535,094
COMMERCIAL PAPER — 0.3%
Ford Motor Credit Co. LLC
4.16%, (Cost $655,663)	682,000	657,105
CORPORATE BONDS — 33.7%
21st Century Fox America, Inc.
4.75%, 09/15/44	623,000	665,933
AbbVie, Inc.
4.70%, 05/14/45	558,000	509,293
AES Corporation
4.88%, 05/15/23	145,000	142,100
Aflac, Inc.
6.45%, 08/15/40	328,000	396,173
Allison Transmission, Inc.
4.75%, 10/01/27 144A	85,000	76,075
Ally Financial, Inc.
8.00%, 11/01/31	177,000	197,355
Alta Wind Holdings LLC
7.00%, 06/30/35 144A	367,236	399,007
American Airlines Pass Through Trust, Series 2016-1, Class B
5.25%, 01/15/24	575,810	594,175
American Airlines Pass Through Trust, Series 2016-3, Class B
3.75%, 10/15/25	255,253	245,301
American Airlines Pass Through Trust, Series 2017-1, Class B
4.95%, 02/15/25	118,462	119,007
American Airlines Pass Through Trust, Series 2017-2, Class B
3.70%, 10/15/25	94,945	91,953
American International Group, Inc.
3.90%, 04/01/26	1,800,000	1,734,421
Anadarko Holding Co.
7.15%, 05/15/28	250,000	272,952
Antares Holdings LP
6.00%, 08/15/23 144A	255,000	252,329
Antero Resources Corporation
5.38%, 11/01/21	125,000	121,094
5.13%, 12/01/22	35,000	33,031
Apple, Inc.
4.38%, 05/13/45	676,000	688,140
3.85%, 08/04/46	367,000	342,149
4.25%, 02/09/47	242,000	241,747
AT&T, Inc.
4.30%, 02/15/30	2,000,000	1,894,076
4.50%, 05/15/35Δ	529,000	476,267
4.30%, 12/15/42	1,242,000	1,058,346
4.75%, 05/15/46	1,153,000	1,027,460
4.50%, 03/09/48	105,000	90,189
4.55%, 03/09/49	115,000	99,370
AXA Equitable Holdings, Inc.
5.00%, 04/20/48 144A	1,328,000	1,182,251
	Par	Value
Bank of America Corporation
3.50%, 04/19/26Δ	$ 964,000	$ 928,577
6.11%, 01/29/37	900,000	991,921
Bank of America NA
6.00%, 10/15/36	1,315,000	1,520,016
Booking Holdings, Inc.
0.90%, 09/15/21 CONV Δ	110,000	121,664
Burlington Northern Santa Fe LLC
4.15%, 04/01/45	879,000	854,227
CenturyLink, Inc.
6.88%, 01/15/28Δ	65,000	57,525
Chesapeake Energy Corporation
6.63%, 08/15/20	25,000	24,313
6.88%, 11/15/20	15,000	14,625
4.88%, 04/15/22Δ	70,000	61,425
5.75%, 03/15/23	20,000	17,350
Cincinnati Bell, Inc.
8.00%, 10/15/25 144A Δ	160,000	132,800
Citigroup, Inc.
8.13%, 07/15/39	858,000	1,193,791
(Variable, ICE LIBOR USD 3M + 1.84%), 4.28%, 04/24/48Δ ^	533,000	494,346
Comcast Corporation
3.70%, 04/15/24Δ	1,550,000	1,560,562
Continental Airlines Pass Through Trust, Series 1999-2, Class B
7.57%, 03/15/20	45	47
Continental Resources, Inc.
4.50%, 04/15/23	40,000	39,405
3.80%, 06/01/24	125,000	118,476
Cox Communications, Inc.
4.60%, 08/15/47 144A	255,000	230,263
CSC Holdings LLC
5.38%, 02/01/28 144A	200,000	184,436
Cummins, Inc.
5.65%, 03/01/98	1,620,000	1,771,278
CVS Health Corporation
5.13%, 07/20/45	240,000	234,455
DCP Midstream Operating LP
6.45%, 11/03/36 144A	490,000	477,750
Dell International LLC
6.02%, 06/15/26 144A	140,000	140,837
8.10%, 07/15/36 144A	180,000	196,099
8.35%, 07/15/46 144A	130,000	141,159
Dillard's, Inc.
7.00%, 12/01/28	500,000	515,544
DISH Network Corporation
2.38%, 03/15/24 CONV	1,080,000	863,909
Dow Chemical Co. (The)
9.40%, 05/15/39	374,000	542,429
Enable Midstream Partners LP
5.00%, 05/15/44	445,000	366,948
Enbridge Energy Partners LP
7.38%, 10/15/45	305,000	378,999
Energy Transfer Operating LP
5.15%, 03/15/45	446,000	387,131

See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Enterprise Products Operating LLC
5.10%, 02/15/45	$ 595,000	$ 599,294
EQT Corporation
3.90%, 10/01/27	1,800,000	1,554,532
Foot Locker, Inc.
8.50%, 01/15/22	380,000	412,300
Ford Motor Co.
6.63%, 10/01/28	680,000	687,966
6.38%, 02/01/29	1,255,000	1,256,408
General Electric Co.
3.10%, 01/09/23	248,000	231,625
5.88%, 01/14/38	150,000	143,816
General Motors Co.
5.20%, 04/01/45	1,085,000	902,142
5.95%, 04/01/49	198,000	179,130
General Motors Financial Co., Inc.
3.45%, 04/10/22	130,000	125,814
5.25%, 03/01/26	250,000	244,986
Goldman Sachs Group, Inc. (The)
3.50%, 11/16/26	2,755,000	2,547,236
6.75%, 10/01/37	500,000	565,582
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27Δ	355,000	312,844
HCA, Inc.
5.38%, 09/01/26	140,000	136,500
7.05%, 12/01/27	500,000	528,750
Hewlett Packard Enterprise Co.
6.35%, 10/15/45	135,000	126,404
iStar, Inc. REIT
3.13%, 09/15/22 CONV	175,000	158,119
Jefferies Group LLC
6.45%, 06/08/27	50,000	52,367
6.25%, 01/15/36	185,000	185,983
JPMorgan Chase & Co.
5.60%, 07/15/41	1,813,000	2,046,657
KB Home
1.38%, 02/01/19 CONV	80,000	79,800
Kinder Morgan Energy Partners LP
5.80%, 03/15/35	280,000	287,004
Liberty Mutual Group, Inc.
6.50%, 03/15/35 144A	1,400,000	1,635,474
Lockheed Martin Corporation
4.70%, 05/15/46	903,000	944,603
Marathon Petroleum Corporation
3.63%, 09/15/24	1,500,000	1,461,425
Masco Corporation
7.75%, 08/01/29	129,000	154,018
6.50%, 08/15/32	15,000	16,620
McDonald’s Corporation
4.88%, 12/09/45	625,000	631,495
MetLife, Inc.
6.40%, 12/15/36Δ	310,000	315,692
5.88%, 02/06/41	300,000	353,965
Microchip Technology, Inc.
1.63%, 02/15/25 CONV	85,000	120,142
Microsoft Corporation
4.45%, 11/03/45	595,000	632,579
	Par	Value
3.70%, 08/08/46	$ 594,000	$ 570,494
Morgan Stanley
3.13%, 08/05/21(C)	235,000	172,422
3.63%, 01/20/27	1,500,000	1,427,068
MPLX LP
4.50%, 04/15/38	809,000	708,713
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	100,000	124,689
Nationstar Mortgage Holdings, Inc.
9.13%, 07/15/26 144A	175,000	170,625
Navient Corporation
5.88%, 10/25/24Δ	30,000	25,200
6.75%, 06/15/26Δ	155,000	129,037
5.63%, 08/01/33	1,460,000	970,900
New Albertsons LP
6.63%, 06/01/28	35,000	26,075
7.45%, 08/01/29	65,000	52,325
8.70%, 05/01/30	200,000	169,000
8.00%, 05/01/31	370,000	303,400
Newell Brands, Inc.
5.38%, 04/01/36	321,000	305,916
NGL Energy Partners LP
7.50%, 11/01/23	100,000	96,500
6.13%, 03/01/25	220,000	190,300
Noble Energy, Inc.
5.05%, 11/15/44	600,000	518,563
Nuance Communications, Inc.
1.25%, 04/01/25 CONV	60,000	53,149
1.00%, 12/15/35 CONV	85,000	74,047
Old Republic International Corporation
4.88%, 10/01/24	230,000	239,368
ON Semiconductor Corporation
1.00%, 12/01/20 CONV	85,000	93,925
ONEOK Partners LP
6.20%, 09/15/43	5,000	5,377
Penn Mutual Life Insurance Co. (The)
7.63%, 06/15/40 144A	1,750,000	2,305,516
Prudential Financial, Inc.
6.63%, 06/21/40	548,000	671,356
PulteGroup, Inc.
6.38%, 05/15/33	1,000,000	917,500
Quicken Loans, Inc.
5.75%, 05/01/25 144A	60,000	56,400
5.25%, 01/15/28 144A	65,000	57,769
Qwest Corporation
7.25%, 09/15/25	490,000	505,161
6.88%, 09/15/33	1,823,000	1,633,122
Radian Group, Inc.
4.50%, 10/01/24	90,000	82,013
Rockwell Collins, Inc.
4.35%, 04/15/47	236,000	217,959
Seagate HDD Cayman
4.88%, 06/01/27	35,000	29,753
Sempra Energy
6.00%, 10/15/39Δ	991,000	1,105,153

See Notes to Financial Statements.

	Par	Value
Sherwin-Williams Co. (The)
4.50%, 06/01/47	$ 646,000	$ 584,773
SM Energy Co.
1.50%, 07/01/21 CONV	80,000	74,761
5.00%, 01/15/24Δ	15,000	13,125
Southern Co. (The)
4.40%, 07/01/46	1,356,000	1,251,591
Springleaf Finance Corporation
6.88%, 03/15/25	170,000	152,575
Sprint Capital Corporation
6.88%, 11/15/28Δ	1,025,000	971,187
8.75%, 03/15/32	20,000	21,150
Sprint Communications, Inc.
6.00%, 11/15/22	40,000	39,353
Sprint Corporation
7.13%, 06/15/24	15,000	14,893
Tenet Healthcare Corporation
5.13%, 05/01/25	335,000	313,225
Textron, Inc.
6.63%, 04/07/20(U)	160,000	215,455
Time Warner Cable LLC
5.50%, 09/01/41	25,000	22,853
4.50%, 09/15/42	45,000	36,297
Toro Co. (The)
6.63%, 05/01/37	300,000	350,131
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	455,000	550,793
Transocean, Inc.
5.80%, 10/15/22	205,000	181,425
6.80%, 03/15/38Δ	20,000	13,400
Tyson Foods, Inc.
4.55%, 06/02/47	357,000	313,990
United Airlines Pass Through Trust, Series 2016-2, Class B
3.65%, 10/07/25	77,720	74,143
United Airlines Pass-Through Trust, Series 2014-1, Class A
4.00%, 04/11/26	92,639	92,537
United Rentals North America, Inc.
6.50%, 12/15/26	85,000	83,938
4.88%, 01/15/28	30,000	26,400
United States Steel Corporation
6.65%, 06/01/37	95,000	71,963
United Technologies Corporation
3.95%, 08/16/25	400,000	397,475
Unum Group
5.75%, 08/15/42	800,000	799,882
US Airways Pass-Through Trust, Series 2012-1, Class A
5.90%, 10/01/24	301,311	322,013
Verizon Communications, Inc.
4.27%, 01/15/36	1,700,000	1,592,283
5.25%, 03/16/37	999,000	1,043,704
5.50%, 03/16/47	1,000,000	1,067,337
	Par	Value
Visa, Inc.
4.30%, 12/14/45	$ 700,000	$ 725,169
Walmart, Inc.
3.63%, 12/15/47	261,000	240,904
Western Digital Corporation
1.50%, 02/01/24 144A CONV Δ	140,000	113,806
WestRock MWV LLC
7.55%, 03/01/47	515,000	631,028
Weyerhaeuser Co. REIT
6.88%, 12/15/33	580,000	692,398
Windstream Services LLC
7.75%, 10/15/20	25,000	16,000
7.50%, 04/01/23	5,000	2,438
8.75%, 12/15/24 144A	14,000	5,460
Total Corporate Bonds (Cost $72,652,952)		74,272,423
FOREIGN BONDS — 11.2%
Australia — 0.3%
Barrick PD Australia Finance Proprietary, Ltd.
5.95%, 10/15/39	571,000	610,150
New South Wales Treasury Corporation
3.50%, 03/20/19(A)	60,000	42,396
		652,546
Brazil — 0.3%
Brazilian Government International Bond
10.25%, 01/10/28(B)	2,525,000	723,929
Canada — 3.8%
Bombardier, Inc.
6.00%, 10/15/22 144A Δ	515,000	485,387
Canadian Government Bond Residual STRIP
3.47%, 06/01/25(C) Ω	3,685,000	2,393,239
Enbridge, Inc.
5.50%, 12/01/46Δ	549,000	588,061
MEG Energy Corporation
7.00%, 03/31/24 144A	340,000	326,400
Province of Ontario Generic Residual STRIP
2.98%, 03/08/29(C) Ω	4,600,000	2,495,817
Province of Saskatchewan Residual STRIP
3.49%, 02/04/22(C) Ω	3,000,000	2,053,699
		8,342,603
Ireland — 0.1%
Johnson Controls International PLC
4.50%, 02/15/47	160,000	148,603
Italy — 0.3%
Telecom Italia Capital SA
6.00%, 09/30/34	785,000	682,950
See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Luxembourg — 0.6%
ArcelorMittal
7.00%, 10/15/39	$ 215,000	$ 226,954
6.75%, 03/01/41	975,000	1,031,616
		1,258,570
Mexico — 1.2%
America Movil SAB de CV
6.45%, 12/05/22(M)	2,600,000	117,420
8.46%, 12/18/36(M)	12,000,000	488,506
Mexican Bonos
8.00%, 12/07/23(M)	21,300,000	1,058,673
10.00%, 12/05/24(M)	3,500,000	189,341
7.50%, 06/03/27(M)	3,500,000	165,556
8.50%, 05/31/29(M)	500,000	25,039
7.75%, 05/29/31(M)	1,000,000	47,008
Petroleos Mexicanos
6.50%, 03/13/27	362,000	341,185
6.35%, 02/12/48	327,000	263,235
		2,695,963
Netherlands — 1.3%
Cooperatieve Rabobank UA
3.75%, 07/21/26	493,000	462,755
5.25%, 05/24/41	632,000	697,576
Embraer Netherlands Finance BV
5.40%, 02/01/27	80,000	82,901
Enel Finance International NV
6.00%, 10/07/39 144A	500,000	497,127
Petrobras Global Finance BV
5.63%, 05/20/43	120,000	101,011
Shell International Finance BV
4.00%, 05/10/46	1,060,000	1,026,118
		2,867,488
New Zealand — 0.3%
New Zealand Government Bond
5.00%, 03/15/19(Z)	945,000	638,456
Norway — 0.0%
Norway Government Bond
4.50%, 05/22/19(K) 144A	265,000	31,076
3.75%, 05/25/21(K) 144A	196,000	24,069
		55,145
Spain — 0.3%
Telefonica Emisiones SA
7.05%, 06/20/36	524,000	598,669
Switzerland — 0.5%
Credit Suisse Group AG
(Variable, ICE LIBOR USD 3M + 1.41%), 3.87%, 01/12/29 144A ^	1,188,000	1,107,276
United Kingdom — 2.2%
Barclays PLC
4.38%, 01/12/26	865,000	823,421
HSBC Holdings PLC
(Variable, ICE LIBOR USD 3M + 1.53%), 4.58%, 06/19/29^	645,000	640,078
	Par	Value
Lloyds Banking Group PLC
4.34%, 01/09/48	$ 1,056,000	$ 836,391
Royal Bank of Scotland Group PLC
3.88%, 09/12/23	1,761,000	1,690,033
Vodafone Group PLC
(Floating, ICE LIBOR USD 3M + 0.99%), 3.43%, 01/16/24†	962,000	939,065
		4,928,988
Total Foreign Bonds (Cost $27,413,954)		24,701,186
MORTGAGE-BACKED SECURITIES — 10.0%
Federal Home Loan Mortgage Corporation
4.50%, 09/01/48	1,893,835	1,962,044
Federal National Mortgage Association
4.50%, 12/01/47	1,080,412	1,120,106
3.50%, 01/01/48	7,739,221	7,742,212
4.50%, 08/01/48	1,898,643	1,968,328
4.50%, 11/01/48	1,919,610	1,988,903
Government National Mortgage Association
4.50%, 10/20/48	1,925,943	1,995,074
JP Morgan Mortgage Trust, Series 2017-1, Class A4
3.50%, 01/25/47 144A	2,537,340	2,517,804
JP Morgan Trust, Series 2015-6, Class A5
3.50%, 10/25/45 144A γ	2,828,787	2,806,895
Total Mortgage-Backed Securities (Cost $22,293,334)		22,101,366
MUNICIPAL BOND — 0.1%
State of Illinois, General Obligation
5.10%, 06/01/33 (Cost $188,982)	235,000	224,420
U.S. TREASURY OBLIGATIONS — 41.4%
U.S. Treasury Bill
2.40%, 03/28/19Ω	2,600,000	2,585,474
U.S. Treasury Bonds
4.50%, 02/15/36	1,152,000	1,420,425
5.00%, 05/15/37	215,000	282,301
4.63%, 02/15/40	11,876,000	15,057,705
2.88%, 05/15/43	5,839,000	5,702,718
2.50%, 05/15/46	5,000,000	4,510,840
2.75%, 08/15/47	15,577,000	14,757,377
2.75%, 11/15/47	1,504,300	1,423,914
		43,155,280
U.S. Treasury Notes
1.25%, 10/31/19	1,625,000	1,606,782
1.75%, 11/30/19	12,372,000	12,276,068
2.25%, 03/31/20	5,000,000	4,980,077
2.75%, 11/30/20	1,161,000	1,166,465
2.00%, 11/30/22	16,495,000	16,198,610
2.88%, 11/30/23	1,000,000	1,017,578
2.75%, 02/15/28	3,350,000	3,368,123

See Notes to Financial Statements.

	Par	Value
2.88%, 08/15/28	$4,807,000	$ 4,882,297
		45,496,000
Total U.S. Treasury Obligations (Cost $92,630,738)		91,236,754

	Shares
COMMON STOCK — 0.0%
Industrials — 0.0%
Arconic, Inc.(E) (Cost $80,543)	2,606	43,937
PREFERRED STOCKS — 0.1%
Chesapeake Energy Corporation
5.00%, 10/31/18 CONV Δ	620	32,166
5.75%, 10/31/18 144A CONV	80	41,751
El Paso Energy Capital Trust I
4.75%, 12/13/18 CONV Δ	5,350	223,362
Total Preferred Stocks (Cost $354,717)		297,279
	Shares	Value
MONEY MARKET FUNDS — 2.1%
GuideStone Money Market Fund, 2.22% (Institutional Class)Ø ∞	4,269,935	$ 4,269,935
Northern Institutional Liquid Assets Portfolio (Shares), 2.45%Ø §	312,356	312,356
Total Money Market Funds (Cost $4,582,291)		4,582,291
TOTAL INVESTMENTS — 99.2% (Cost $221,395,356)		218,651,855
Other Assets in Excess of Liabilities — 0.8%		1,765,076
NET ASSETS — 100.0%		$220,416,931
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Security	$ 535,094	$ —	$ 535,094	$ —
Commercial Paper	657,105	—	657,105	—
Common Stock	43,937	43,937	—	—
Corporate Bonds	74,272,423	—	74,272,423	—
Foreign Bonds	24,701,186	—	24,701,186	—
Money Market Funds	4,582,291	4,582,291	—	—
Mortgage-Backed Securities	22,101,366	—	22,101,366	—
Municipal Bond	224,420	—	224,420	—
Preferred Stocks	297,279	223,362	73,917	—
U.S. Treasury Obligations	91,236,754	—	91,236,754	—
Total Assets - Investments in Securities	$218,651,855	$4,849,590	$213,802,265	$ —
See Notes to Financial Statements.

Global Bond Fund (Unaudited)
The Fund is actively managed and invests in a diversified portfolio composed of global fixed-income securities with an average dollar-weighted duration (a calculation that measures the sensitivity of a bond or bond fund to changes in interest rates) normally between three to 10 years. The Fund maintained its global focus, seeking investment opportunities across a wide array of economies, credits, yield curves and currencies. For the one-year period ended December 31, 2018, the Investor Class of the Fund underperformed its composite benchmark, 50% Bloomberg Barclays Global Aggregate Bond Index, 25% J.P. Morgan Emerging Markets Bond Index (EMBI) Plus and 25% Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index (-4.73% versus -2.41%). The underperformance was driven primarily by an overweight to out of benchmark local currency emerging market bonds, exposure to longer duration U.S. Treasuries in a rising rate environment and an underweight to local currency developed sovereign bonds. Sovereign bonds rallied for the year as rates either fell or stabilized across developed economies outside the United States. An overall shorter duration position relative to the benchmark and an underweight to high yield credit both partially offset losses relative to the benchmark.
U.S. Treasury futures contracts along with options on U.S. Treasuries and German Bund futures were used for the common purpose of implementing yield curve positioning strategies within the Fund and detracted from performance. Currency options and forward contracts were used to hedge against foreign currency fluctuations. In aggregate, currency derivatives were a detractor from performance.
During the year, the Fund remained focused on its objective of seeking to maximize total return through capital gains and current income while preserving principal value.
This Fund may be suitable for investors who have a medium- to long-term investment horizon, seek higher returns than those offered by a shorter maturity bond fund, can accept short-term fluctuations in account value and want to diversify their portfolio with a globally diversified fixed-income investment option. This Fund may invest, to a large extent, in high yield securities (junk bonds). These securities involve greater risks of default, are more volatile than bonds rated investment grade and are inherently speculative. Obligations of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leverage, so small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
At December 31, 2018, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Corporate Bonds	32.0
Foreign Bonds	31.3
U.S. Treasury Obligations	19.1
Money Market Funds	8.9
Mortgage-Backed Securities	3.1
Loan Agreements	2.3
Asset-Backed Securities	1.3
Communication Services	0.4
Information Technology	0.4
Foreign Government Inflation-Linked Bond	0.4
Commercial Paper	0.3
Energy	0.3
Health Care	0.2
Financials	0.2
Consumer Discretionary	0.1
Industrials	0.1
Municipal Bonds	—**
Real Estate	—**
100.4
** Rounds to less than 0.005%

See Notes to Financial Statements.

Global Bond Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Investor Class*	Benchmark**
One Year	(4.51)%	(4.73)%	(2.41)%
Five Year	N/A	1.96%	2.52%
Ten Year	N/A	7.08%	5.86%
Since Inception(1)	1.64%	4.47%	4.81%
Inception Date	05/01/15	12/29/06
Total Fund Operating Expenses (May 1, 2018 Prospectus)(2)	0.59%	0.86%
(1)The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)Current information regarding the Fund's Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2008 to December 31, 2018, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Represents a weighted composite benchmark index consisting of 25% J.P. Morgan Emerging Markets Bond Index (EMBI) Plus, 50% Bloomberg Barclays Global Aggregate Bond Index and 25% Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Bond Index.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Par	Value
ASSET-BACKED SECURITIES — 1.3%
Ajax Mortgage Loan Trust, Series 2016-C, Class A
(Step to 7.00% on 11/25/19), 4.00%, 10/25/57 144A STEP	$ 876,458	$ 877,614
Bravo Mortgage Asset Trust, Series 2006-1A, Class M1
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 2.91%, 07/25/36 144A †	880,000	819,243
Hertz Vehicle Financing II LP, Series 2016-3A, Class B
3.11%, 07/25/20 144A	309,000	308,170
Hertz Vehicle Financing II LP, Series 2017-1A, Class B
3.56%, 10/25/21 144A	610,000	608,967
PFCA Home Equity Investment Trust, Series 2003-IFC5, Class A
4.27%, 01/22/35 144A † γ	1,001,145	1,012,154
SLM Student Loan Trust, Series 2003-4, Class A5E
(Floating, ICE LIBOR USD 3M + 0.75%), 3.54%, 03/15/33 144A †	248,779	245,654
SLM Student Loan Trust, Series 2006-10, Class A6
(Floating, ICE LIBOR USD 3M + 0.15%), 2.64%, 03/25/44†	480,000	467,646
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HE4, Class 1A
(Floating, ICE LIBOR USD 1M + 0.17%, 0.17% Floor), 2.68%, 07/25/47†	2,941,629	2,298,722
Total Asset-Backed Securities (Cost $6,169,320)		6,638,170
COMMERCIAL PAPER — 0.3%
Ford Motor Credit Co. LLC
4.55%, 12/02/19 (Cost $1,571,860)	1,635,000	1,575,318
CORPORATE BONDS — 32.0%
Abbott Laboratories
3.75%, 11/30/26	396,000	391,752
Allison Transmission, Inc.
5.00%, 10/01/24 144A	800,000	771,000
4.75%, 10/01/27 144A	210,000	187,950
Ally Financial, Inc.
8.00%, 03/15/20	161,000	167,038
5.13%, 09/30/24	920,000	915,400
8.00%, 11/01/31	345,000	384,675
Amazon.com, Inc.
3.88%, 08/22/37	870,000	841,858
American Airlines Pass Through Trust, Series 2013-1, Class B
5.63%, 01/15/21 144A	456,550	460,252
American Airlines Pass Through Trust, Series 2016-1, Class B
5.25%, 01/15/24	1,461,367	1,507,976
American Airlines Pass Through Trust, Series 2016-3, Class B
3.75%, 10/15/25	629,015	604,492
	Par	Value
American Airlines Pass Through Trust, Series 2017-2, Class B
3.70%, 10/15/25	$ 232,615	$ 225,284
Anadarko Petroleum Corporation
3.45%, 07/15/24Δ	135,000	128,212
4.50%, 07/15/44	215,000	182,837
Andeavor Logistics LP
6.38%, 05/01/24	190,000	196,888
Antares Holdings LP
6.00%, 08/15/23 144A	415,000	410,654
Antero Resources Corporation
5.38%, 11/01/21	365,000	353,594
5.13%, 12/01/22	475,000	448,281
5.63%, 06/01/23	155,000	147,831
Apple, Inc.
1.55%, 02/07/20	165,000	163,029
Ashtead Capital, Inc.
5.63%, 10/01/24 144A Δ	330,000	334,538
4.13%, 08/15/25 144A	274,000	252,080
AT&T, Inc.
4.50%, 03/09/48	250,000	214,737
4.55%, 03/09/49	275,000	237,625
Avon Products, Inc.
8.95%, 03/15/43	115,000	90,275
Bank of America Corporation
5.49%, 03/15/19	100,000	100,459
(Variable, ICE LIBOR USD 3M + 4.17%), 6.50%, 10/23/24^	490,000	496,737
4.25%, 10/22/26	100,000	97,356
(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28^	860,000	804,284
6.11%, 01/29/37	1,300,000	1,432,774
Barrick North America Finance LLC
5.75%, 05/01/43	1,890,000	1,987,928
Beacon Roofing Supply, Inc.
4.88%, 11/01/25 144A Δ	310,000	273,575
Beazer Homes USA, Inc.
7.25%, 02/01/23	3,000	2,805
Berry Petroleum Corporation (Escrow)
6.38%, 09/15/22Ψ ††† # Δ	60,000	—
Blue Cube Spinco LLC
10.00%, 10/15/25	1,525,000	1,730,875
Blue Racer Midstream LLC
6.13%, 11/15/22 144A	200,000	194,000
Booking Holdings, Inc.
0.90%, 09/15/21 CONV Δ	570,000	630,441
Braskem America Finance Co.
7.13%, 07/22/41	2,290,000	2,494,955
CalAmp Corporation
1.63%, 05/15/20 CONV	65,000	61,916
California Resources Corporation
8.00%, 12/15/22 144A Δ	1,390,000	945,200
Care Capital Properties LP REIT
5.13%, 08/15/26	220,000	204,203
Carrizo Oil & Gas, Inc.
6.25%, 04/15/23Δ	320,000	297,600

See Notes to Financial Statements.

	Par	Value
CCO Holdings LLC
5.38%, 05/01/25 144A	$ 380,000	$ 365,275
Celgene Corporation
5.00%, 08/15/45	1,120,000	1,039,322
Centene Corporation
4.75%, 05/15/22	550,000	545,187
6.13%, 02/15/24	200,000	205,250
4.75%, 01/15/25	260,000	248,950
CenturyLink, Inc.
5.63%, 04/01/20	295,000	294,631
6.75%, 12/01/23Δ	600,000	579,750
5.63%, 04/01/25Δ	90,000	79,425
Charter Communications Operating LLC
6.48%, 10/23/45	300,000	309,368
5.75%, 04/01/48	1,000,000	939,619
Chemours Co. (The)
6.63%, 05/15/23	37,000	37,509
Chesapeake Energy Corporation
6.63%, 08/15/20	145,000	141,013
6.88%, 11/15/20	5,000	4,875
6.13%, 02/15/21	665,000	628,425
5.38%, 06/15/21Δ	80,000	73,600
4.88%, 04/15/22Δ	2,570,000	2,255,175
5.75%, 03/15/23	250,000	216,875
5.50%, 09/15/26 CONV	40,000	32,294
8.00%, 06/15/27Δ	500,000	422,500
Cincinnati Bell, Inc.
7.00%, 07/15/24 144A Δ	300,000	249,000
8.00%, 10/15/25 144A Δ	385,000	319,550
CIT Group, Inc.
5.00%, 08/15/22	412,000	407,365
5.00%, 08/01/23	670,000	658,275
5.25%, 03/07/25	750,000	735,000
Citigroup, Inc.
5.13%, 11/12/19(Z)	640,000	438,142
3.50%, 05/15/23	1,305,000	1,282,461
(Variable, ICE LIBOR USD 3M + 3.47%), 5.35%, 05/15/23Δ ^	1,180,000	1,062,000
(Variable, ICE LIBOR USD 3M + 3.42%), 6.30%, 05/15/24^	1,330,000	1,228,587
(Variable, ICE LIBOR USD 3M + 3.91%), 5.95%, 05/15/25^	250,000	226,563
Clear Channel Worldwide Holdings, Inc.
7.63%, 03/15/20	345,000	337,669
CME Group, Inc.
5.30%, 09/15/43	860,000	1,005,894
Comcast Corporation
5.15%, 03/01/20	170,000	174,051
3.15%, 03/01/26Δ	1,010,000	967,300
4.70%, 10/15/48	1,000,000	1,013,299
4.95%, 10/15/58	300,000	305,795
ConocoPhillips
6.50%, 02/01/39	20,000	24,797
Consolidated Communications, Inc.
6.50%, 10/01/22Δ	50,000	44,250
	Par	Value
Continental Airlines Pass Through Trust, Series 2007-1, Class A
5.98%, 04/19/22	$ 372,710	$ 389,631
Continental Resources, Inc.
5.00%, 09/15/22	76,000	75,549
4.50%, 04/15/23	525,000	517,191
3.80%, 06/01/24	315,000	298,560
4.90%, 06/01/44	370,000	328,604
Covey Park Energy LLC
7.50%, 05/15/25 144A	1,360,000	1,176,400
CSC Holdings LLC
5.38%, 02/01/28 144A	265,000	244,378
CTR Partnership LP REIT
5.25%, 06/01/25	600,000	579,000
Cummins, Inc.
5.65%, 03/01/98	860,000	940,308
CVS Health Corporation
4.10%, 03/25/25	1,800,000	1,784,467
D.R. Horton, Inc.
4.38%, 09/15/22	1,405,000	1,422,437
DAE Funding LLC
4.50%, 08/01/22 144A	10,000	9,625
5.75%, 11/15/23 144A	1,110,000	1,101,675
DaVita, Inc.
5.00%, 05/01/25	90,000	82,013
Dell International LLC
4.42%, 06/15/21 144A	610,000	609,344
5.88%, 06/15/21 144A	500,000	500,711
7.13%, 06/15/24 144A	290,000	295,298
6.02%, 06/15/26 144A	260,000	261,554
8.10%, 07/15/36 144A	440,000	479,352
8.35%, 07/15/46 144A	240,000	260,601
Delta Air Lines Pass Through Trust, Series 2007-1, Class B
8.02%, 08/10/22	35,858	39,062
Dillard's, Inc.
7.75%, 07/15/26	890,000	957,209
DISH DBS Corporation
5.88%, 07/15/22	600,000	554,250
5.00%, 03/15/23Δ	975,000	815,344
5.88%, 11/15/24	1,370,000	1,107,987
7.75%, 07/01/26	2,020,000	1,676,600
DISH Network Corporation
2.38%, 03/15/24 CONV	1,785,000	1,427,850
El Paso Natural Gas Co. LLC
8.63%, 01/15/22	90,000	101,783
8.38%, 06/15/32	75,000	90,735
Embarq Corporation
8.00%, 06/01/36	565,000	514,150
Enable Midstream Partners LP
5.00%, 05/15/44	260,000	214,396
Enbridge Energy Partners LP
7.38%, 10/15/45	175,000	217,458
Energy Transfer Partners LP
5.88%, 03/01/22	340,000	353,997
5.00%, 10/01/22	80,000	81,708
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
EnLink Midstream Partners LP
4.15%, 06/01/25	$ 460,000	$ 415,277
EP Energy LLC
9.38%, 05/01/24 144A	110,000	49,500
ERAC USA Finance LLC
7.00%, 10/15/37 144A	1,065,000	1,327,841
Evolent Health, Inc.
2.00%, 12/01/21 CONV	95,000	105,581
Extraction Oil & Gas, Inc.
5.63%, 02/01/26 144A	1,220,000	896,700
Fidelity & Guaranty Life Holdings, Inc.
5.50%, 05/01/25 144A	600,000	576,180
First Data Corporation
5.00%, 01/15/24 144A	590,000	570,087
FirstEnergy Corporation
7.38%, 11/15/31	185,000	234,275
Ford Motor Co.
6.63%, 10/01/28	850,000	859,957
Ford Motor Credit Co. LLC
4.39%, 01/08/26	3,085,000	2,785,237
Freeport-McMoRan, Inc.
3.55%, 03/01/22	380,000	360,525
5.45%, 03/15/43	1,670,000	1,279,637
Fresenius Medical Care US Finance II, Inc.
5.88%, 01/31/22 144A	750,000	782,449
Frontier Communications Corporation
11.00%, 09/15/25	295,000	185,098
7.88%, 01/15/27	405,000	198,450
General Electric Co.
3.15%, 09/07/22Δ	95,000	89,859
6.75%, 03/15/32	30,000	31,337
6.88%, 01/10/39	161,000	168,791
General Motors Co.
5.20%, 04/01/45	210,000	174,608
General Motors Financial Co., Inc.
3.45%, 04/10/22	300,000	290,340
5.25%, 03/01/26	625,000	612,465
Genesis Energy LP
5.63%, 06/15/24	130,000	112,125
GEO Group, Inc. (The) REIT
5.88%, 10/15/24	400,000	355,000
Georgia-Pacific LLC
8.88%, 05/15/31	605,000	886,018
Gilead Sciences, Inc.
4.00%, 09/01/36	940,000	858,504
Global Marine, Inc.
7.00%, 06/01/28Δ	45,000	36,675
Goldman Sachs Capital II
(Variable, ICE LIBOR USD 3M + 0.77%), 4.00%, 02/04/19†	58,000	39,585
Goldman Sachs Group, Inc. (The)
6.75%, 10/01/37	355,000	401,563
5.15%, 05/22/45	810,000	759,049
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27Δ	835,000	735,844
	Par	Value
7.00%, 03/15/28	$ 690,000	$ 676,200
Hanesbrands, Inc.
4.63%, 05/15/24 144A	160,000	150,800
4.88%, 05/15/26 144A	783,000	709,594
Harris Corporation
5.05%, 04/27/45	870,000	898,208
HCA, Inc.
7.50%, 02/15/22	40,000	42,600
5.88%, 05/01/23	30,000	30,450
5.00%, 03/15/24	50,000	49,625
8.36%, 04/15/24	90,000	99,450
7.69%, 06/15/25	275,000	293,563
7.58%, 09/15/25	715,000	761,475
5.25%, 06/15/26	500,000	497,500
4.50%, 02/15/27	450,000	426,375
7.05%, 12/01/27	20,000	21,150
5.63%, 09/01/28	620,000	599,850
7.50%, 11/06/33	205,000	216,275
7.75%, 07/15/36	120,000	125,100
Hercules LLC
6.50%, 06/30/29	250,000	250,625
Hilton Worldwide Finance LLC
4.63%, 04/01/25	250,000	237,500
4.88%, 04/01/27	720,000	677,700
Intelsat Jackson Holdings SA
5.50%, 08/01/23	330,000	288,750
International Business Machines Corporation
1.63%, 05/15/20	720,000	705,920
International Lease Finance Corporation
6.25%, 05/15/19	75,000	75,670
4.63%, 04/15/21	300,000	303,023
INVISTA Finance LLC
4.25%, 10/15/19 144A	915,000	912,799
iStar, Inc. REIT
3.13%, 09/15/22 CONV	430,000	388,522
J.C. Penney Corporation, Inc.
6.38%, 10/15/36	480,000	156,000
7.63%, 03/01/97	815,000	273,025
Jaguar Holding Co. II
6.38%, 08/01/23 144A	190,000	182,305
Jefferies Finance LLC
7.50%, 04/15/21 144A Δ	275,000	275,688
6.88%, 04/15/22 144A Δ	200,000	195,500
Jefferies Group LLC
6.88%, 04/15/21	270,000	287,469
5.13%, 01/20/23	305,000	312,136
6.45%, 06/08/27	35,000	36,657
6.25%, 01/15/36	1,135,000	1,141,030
6.50%, 01/20/43	510,000	517,923
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 3.33%), 6.13%, 04/30/24^	260,000	258,375
K Hovnanian Enterprises, Inc.
5.00%, 11/01/21	795,000	643,950

See Notes to Financial Statements.

	Par	Value
KB Home
1.38%, 02/01/19 CONV	$ 370,000	$ 369,074
Kinder Morgan Energy Partners LP
6.50%, 02/01/37	75,000	81,017
6.95%, 01/15/38	90,000	100,657
Kinder Morgan, Inc.
7.75%, 01/15/32	780,000	935,684
Kraft Heinz Foods Co.
4.88%, 02/15/25 144A	196,000	197,001
5.20%, 07/15/45	750,000	687,701
Lamb Weston Holdings, Inc.
4.63%, 11/01/24 144A	440,000	429,000
4.88%, 11/01/26 144A	1,430,000	1,379,950
Lennar Corporation
4.75%, 11/15/22	315,000	306,731
4.75%, 11/29/27	1,000,000	906,250
Leonardo US Holdings, Inc.
6.25%, 01/15/40 144A	143,000	133,705
Lions Gate Capital Holdings LLC
5.88%, 11/01/24 144A	500,000	496,250
Lockheed Martin Corporation
3.80%, 03/01/45	1,090,000	997,143
Magnum Hunter Resources Corporation (Escrow)
0.00%, 12/31/20Ψ ††† #	470,000	—
Masco Corporation
7.75%, 08/01/29	117,000	139,691
6.50%, 08/15/32	47,000	52,076
Match Group, Inc.
5.00%, 12/15/27 144A	970,000	894,825
MBIA Insurance Corporation
13.70%, 01/15/33 144A	435,000	267,525
Microchip Technology, Inc.
1.63%, 02/15/25 CONV	280,000	395,763
Midas Intermediate Holdco II LLC
7.88%, 10/01/22 144A	1,015,000	928,725
Morgan Stanley
5.75%, 01/25/21	205,000	213,806
3.13%, 08/05/21(C)	535,000	392,535
4.10%, 05/22/23	370,000	370,903
6.25%, 08/09/26	400,000	443,606
4.35%, 09/08/26	940,000	914,969
3.95%, 04/23/27	125,000	118,055
MPLX LP
4.50%, 07/15/23	20,000	20,220
4.88%, 06/01/25	75,000	75,787
MPT Operating Partnership LP REIT
5.25%, 08/01/26	340,000	322,150
5.00%, 10/15/27	1,090,000	999,394
Murray Energy Corporation
Cash coupon 12.00% or PIK 3.00%, 04/15/24 144A Δ	20,176	10,996
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	1,200,000	1,496,262
Nationstar Mortgage Holdings, Inc.
9.13%, 07/15/26 144A	415,000	404,625
Navient Corporation
8.00%, 03/25/20	600,000	611,160
	Par	Value
5.88%, 03/25/21	$ 320,000	$ 307,600
5.50%, 01/25/23	1,720,000	1,511,450
6.13%, 03/25/24	1,495,000	1,289,437
5.88%, 10/25/24Δ	360,000	302,400
6.75%, 06/15/26Δ	335,000	278,888
NCL Corporation, Ltd.
4.75%, 12/15/21 144A	468,000	465,660
New Albertsons LP
7.75%, 06/15/26	410,000	350,550
6.63%, 06/01/28	70,000	52,150
7.45%, 08/01/29	1,405,000	1,131,025
8.70%, 05/01/30	320,000	270,400
8.00%, 05/01/31	1,310,000	1,074,200
Newell Brands, Inc.
3.85%, 04/01/23	680,000	670,684
4.00%, 12/01/24	445,000	438,967
Newfield Exploration Co.
5.63%, 07/01/24	955,000	969,325
Newmont Mining Corporation
4.88%, 03/15/42	575,000	544,888
NGL Energy Partners LP
7.50%, 11/01/23	785,000	757,525
6.13%, 03/01/25	740,000	640,100
NGPL PipeCo LLC
4.38%, 08/15/22 144A	600,000	586,500
7.77%, 12/15/37 144A	200,000	229,000
Noble Holding International, Ltd.
7.88%, 02/01/26 144A	215,000	184,094
NRG Energy, Inc.
7.25%, 05/15/26	230,000	239,488
Nuance Communications, Inc.
1.25%, 04/01/25 CONV Δ	155,000	137,301
1.50%, 11/01/35 CONV	5,000	4,705
1.00%, 12/15/35 CONV	1,430,000	1,245,736
Oasis Petroleum, Inc.
6.88%, 03/15/22Δ	313,000	295,785
6.88%, 01/15/23	95,000	87,994
Old Republic International Corporation
4.88%, 10/01/24	520,000	541,180
ON Semiconductor Corporation
1.00%, 12/01/20 CONV	645,000	712,725
ONEOK Partners LP
4.90%, 03/15/25	60,000	60,867
6.20%, 09/15/43	20,000	21,507
Outfront Media Capital LLC
5.25%, 02/15/22	70,000	69,913
5.88%, 03/15/25	170,000	167,450
Owens Corning
7.00%, 12/01/36	1,043,000	1,156,568
Owens-Brockway Glass Container, Inc.
5.38%, 01/15/25 144A Δ	1,500,000	1,430,625
Pactiv LLC
8.38%, 04/15/27	200,000	199,000
Penn Mutual Life Insurance Co. (The)
7.63%, 06/15/40 144A	685,000	902,445
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Pride International, Inc.
7.88%, 08/15/40	$ 270,000	$ 201,150
PulteGroup, Inc.
7.88%, 06/15/32	1,500,000	1,560,000
6.38%, 05/15/33	470,000	431,225
6.00%, 02/15/35	180,000	156,600
QEP Resources, Inc.
5.38%, 10/01/22	315,000	287,831
5.25%, 05/01/23	1,500,000	1,335,000
Quicken Loans, Inc.
5.75%, 05/01/25 144A	1,895,000	1,781,300
5.25%, 01/15/28 144A	140,000	124,425
Qwest Corporation
6.88%, 09/15/33	2,019,000	1,808,707
Radian Group, Inc.
4.50%, 10/01/24	225,000	205,031
Range Resources Corporation
5.00%, 08/15/22	520,000	467,350
5.00%, 03/15/23	1,450,000	1,281,437
4.88%, 05/15/25Δ	240,000	198,000
Reliance Holding USA, Inc.
4.50%, 10/19/20 144A	540,000	546,454
Reynolds Group Issuer, Inc.
5.75%, 10/15/20	58,147	58,074
5.13%, 07/15/23 144A	940,000	896,525
Rovi Corporation
0.50%, 03/01/20 CONV	985,000	939,444
Seagate HDD Cayman
4.88%, 06/01/27	85,000	72,258
Sealed Air Corporation
4.88%, 12/01/22 144A	25,000	24,844
ServiceMaster Co. LLC (The)
7.45%, 08/15/27	1,195,000	1,224,875
SM Energy Co.
1.50%, 07/01/21 CONV	235,000	219,611
5.00%, 01/15/24Δ	40,000	35,000
Southern Copper Corporation
5.25%, 11/08/42Δ	1,210,000	1,153,826
Southwestern Energy Co.
6.20%, 01/23/25	280,000	251,650
Spectrum Brands, Inc.
5.75%, 07/15/25	910,000	868,777
Springleaf Finance Corporation
6.13%, 05/15/22	1,165,000	1,135,537
8.25%, 10/01/23	55,000	56,788
6.88%, 03/15/25	525,000	471,188
Sprint Capital Corporation
6.88%, 11/15/28Δ	2,865,000	2,714,587
8.75%, 03/15/32	765,000	808,987
Sprint Communications, Inc.
11.50%, 11/15/21	570,000	648,375
Sprint Corporation
7.88%, 09/15/23	680,000	699,550
Targa Resources Partners LP
4.25%, 11/15/23	430,000	399,363
6.75%, 03/15/24	1,050,000	1,069,687
	Par	Value
5.13%, 02/01/25	$ 60,000	$ 56,550
5.88%, 04/15/26 144A	870,000	850,425
5.38%, 02/01/27Δ	50,000	47,125
Taylor Morrison Communities, Inc.
5.25%, 04/15/21 144A	410,000	407,438
Tenet Healthcare Corporation
7.50%, 01/01/22 144A	400,000	406,500
8.13%, 04/01/22	20,000	20,125
6.75%, 06/15/23Δ	285,000	268,613
5.13%, 05/01/25	1,025,000	958,375
6.88%, 11/15/31	115,000	97,175
Textron, Inc.
6.63%, 04/07/20(U)	130,000	175,057
Time Warner Cable LLC
8.75%, 02/14/19	190,000	191,066
8.25%, 04/01/19	40,000	40,451
5.50%, 09/01/41	60,000	54,847
4.50%, 09/15/42	105,000	84,692
Time Warner, Inc.
4.00%, 01/15/22	50,000	50,651
TransDigm, Inc.
6.50%, 07/15/24	199,000	194,274
6.50%, 05/15/25	195,000	186,956
Transocean Proteus, Ltd.
6.25%, 12/01/24 144A	1,284,000	1,235,850
Transocean, Inc.
5.80%, 10/15/22Δ	430,000	380,550
6.80%, 03/15/38Δ	80,000	53,600
TRI Pointe Group, Inc.
4.38%, 06/15/19	100,000	99,500
5.88%, 06/15/24	5,000	4,481
TRU Taj LLC
11.00%, 01/22/19 144A	145,000	146,088
United Airlines Pass Through Trust, Series 2016-2, Class B
3.65%, 10/07/25	182,870	174,453
United Airlines Pass-Through Series 2007-1
6.64%, 07/02/22	139,036	144,764
United Airlines Pass-Through Trust, Series 2014-1, Class A
4.00%, 04/11/26	201,389	201,168
United Airlines Pass-Through Trust, Series 2014-2, Class B
4.63%, 09/03/22	64,674	64,412
United Rentals North America, Inc.
5.75%, 11/15/24	540,000	521,775
4.63%, 10/15/25	150,000	134,250
6.50%, 12/15/26	210,000	207,375
5.50%, 05/15/27	890,000	827,700
4.88%, 01/15/28	445,000	391,600
United States Steel Corporation
6.65%, 06/01/37	760,000	575,700
US Airways Pass-Through Trust, Series 2012-1, Class A
5.90%, 10/01/24	219,433	234,509

See Notes to Financial Statements.

	Par	Value
US Airways Pass-Through Trust, Series 2012-1, Class B
8.00%, 10/01/19	$ 383,475	$ 395,907
US Airways Pass-Through Trust, Series 2012-2, Class A
4.63%, 06/03/25	176,407	183,128
Valvoline, Inc.
4.38%, 08/15/25	650,000	598,812
Vantiv LLC
4.38%, 11/15/25 144A	625,000	574,219
Viking Cruises, Ltd.
5.88%, 09/15/27 144A	130,000	121,550
VOC Escrow, Ltd.
5.00%, 02/15/28 144A	390,000	361,725
Wells Fargo & Co.
4.48%, 01/16/24	124,000	125,628
(Variable, ICE LIBOR USD 3M + 3.99%), 5.88%, 06/15/25^	240,000	237,528
Western Digital Corporation
1.50%, 02/01/24 144A CONV Δ	330,000	268,257
WestRock MWV LLC
8.20%, 01/15/30	145,000	184,446
7.95%, 02/15/31	45,000	57,583
Weyerhaeuser Co. REIT
8.50%, 01/15/25	405,000	493,616
6.95%, 10/01/27	55,000	64,573
7.38%, 03/15/32	370,000	453,460
6.88%, 12/15/33	490,000	584,957
Whiting Petroleum Corporation
5.75%, 03/15/21Δ	420,000	401,100
6.25%, 04/01/23Δ	980,000	896,700
6.63%, 01/15/26Δ	615,000	530,437
William Lyon Homes, Inc.
7.00%, 08/15/22	20,000	19,850
Williams Cos., Inc. (The)
7.50%, 01/15/31	60,000	71,861
5.75%, 06/24/44	440,000	443,679
Windstream Services LLC
10.50%, 06/30/24 144A	255,000	195,075
9.00%, 06/30/25 144A Δ	530,000	361,725
WPX Energy, Inc.
8.25%, 08/01/23	430,000	451,500
XPO Logistics, Inc.
6.50%, 06/15/22 144A	14,000	13,930
6.13%, 09/01/23 144A Δ	490,000	474,443
ZF North America Capital, Inc.
4.75%, 04/29/25 144A	550,000	512,551
Total Corporate Bonds (Cost $171,283,046)		167,800,132
FOREIGN BONDS — 31.3%
Argentina — 1.6%
Argentina Bonar Bonds
(Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 3.25%), 48.80%, 03/01/20(ZA) †	11,590,000	303,669
	Par	Value
(Floating, Argentina Deposit Rates Badlar Private Banks 30-35 Days + 2.00%), 50.25%, 04/03/22(ZA) † †††	$32,020,000	$ 814,392
Argentina POM Politica Monetaria
(Floating, Argentina Blended Historical Policy Rate + 0.00%), 59.39%, 06/21/20(ZA) †	5,680,000	163,589
Argentina Treasury Bill
0.00%, 02/28/19(ZA) Ω	18,000,000	553,000
Argentine Bonos del Tesoro
18.20%, 10/03/21(ZA)	91,281,000	1,866,340
Argentine Republic Government International Bond
6.88%, 04/22/21	310,000	281,251
7.50%, 04/22/26	850,000	683,719
7.63%, 04/22/46	950,000	692,431
Pampa Energia SA
7.50%, 01/24/27 144A	1,810,000	1,525,287
Provincia de Buenos Aires
7.88%, 06/15/27 144A	780,000	565,508
YPF SA
8.50%, 03/23/21 144A	980,000	971,425
16.50%, 05/09/22(ZA)	450,000	7,598
		8,428,209
Armenia — 0.1%
Republic of Armenia International Bond
6.00%, 09/30/20	520,000	526,523
Austria — 0.1%
Suzano Austria GmbH
5.75%, 07/14/26 144A	370,000	378,325
Brazil — 1.5%
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/21(B)	11,997,000	3,236,459
10.00%, 01/01/27(B)	927,000	250,297
Brazilian Government International Bond
10.25%, 01/10/28(B)	5,250,000	1,505,199
4.63%, 01/13/28	1,000,000	963,260
Itau Unibanco Holding SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.98%), 6.13%, 12/12/22 144A ^	1,060,000	996,400
Ultrapar International SA
5.25%, 10/06/26 144A Δ	420,000	409,504
Vale Overseas, Ltd.
6.88%, 11/21/36	285,000	327,322
		7,688,441
Canada — 1.8%
1011778 BC ULC
5.00%, 10/15/25 144A	40,000	36,900
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Bausch Health Cos., Inc.
5.50%, 03/01/23 144A Δ	$ 270,000	$ 248,062
6.13%, 04/15/25 144A	1,480,000	1,295,000
5.50%, 11/01/25 144A	380,000	355,775
9.00%, 12/15/25 144A	60,000	59,925
Baytex Energy Corporation
5.13%, 06/01/21 144A Δ	110,000	105,875
5.63%, 06/01/24 144A	110,000	95,700
Bombardier, Inc.
6.00%, 10/15/22 144A Δ	1,200,000	1,131,000
First Quantum Minerals, Ltd.
6.50%, 03/01/24 144A	300,000	250,125
7.50%, 04/01/25 144A	650,000	538,687
Glencore Finance Canada, Ltd.
6.00%, 11/15/41Δ	470,000	453,906
Hudbay Minerals, Inc.
7.63%, 01/15/25 144A	1,220,000	1,198,650
MEG Energy Corporation
6.38%, 01/30/23 144A	45,000	42,694
7.00%, 03/31/24 144A	605,000	580,800
6.50%, 01/15/25 144A	30,000	30,563
Methanex Corporation
5.25%, 03/01/22	75,000	75,687
Province of Ontario Generic Residual STRIP
2.96%, 07/13/22(C) Ω	2,600,000	1,757,257
2.90%, 03/08/29(C) Ω	2,400,000	1,302,165
Teine Energy, Ltd.
6.88%, 09/30/22 144A	60,000	58,500
		9,617,271
Chile — 0.0%
Corporation Nacional del Cobre de Chile
3.63%, 08/01/27 144A Δ	220,000	210,067
China — 0.3%
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	310,000	301,088
4.50%, 03/15/23 144A	260,000	243,750
5.50%, 02/15/24 144A	1,160,000	1,122,300
		1,667,138
Colombia — 1.6%
Colombia Government International Bond
5.63%, 02/26/44	4,427,000	4,575,304
Colombian TES
10.00%, 07/24/24(X)	23,100,000	8,386
Ecopetrol SA
5.88%, 09/18/23	190,000	198,552
4.13%, 01/16/25	920,000	876,300
5.38%, 06/26/26	80,000	80,700
Millicom International Cellular SA
5.13%, 01/15/28 144A Δ	1,820,000	1,628,900
Transportadora de Gas Internacional SA ESP
5.55%, 11/01/28 144A	1,080,000	1,094,850
		8,462,992
	Par	Value
Ecuador — 0.1%
Ecuador Government International Bond
9.65%, 12/13/26 144A	$ 810,000	$ 740,138
France — 0.8%
3AB Optique Developpement SAS
4.00%, 10/01/23(E) 144A	200,000	214,853
Altice France SA
7.38%, 05/01/26 144A	1,100,000	1,012,000
BNP Paribas SA
(Variable, USD Swap 5Y + 3.98%), 7.00%, 08/16/28 144A ^	300,000	286,125
Burger King France SAS
(Floating, Euribor 3M + 5.25%), 5.25%, 05/01/23(E) 144A †	130,000	149,312
6.00%, 05/01/24(E) 144A	120,000	143,015
Europcar Mobility Group
5.75%, 06/15/22(E) 144A	810,000	941,978
Hercule Debtco S.a.r.l.
Cash coupon 6.75% or PIK 7.50%, 06/30/24(E) 144A	480,000	492,214
XLIT, Ltd.
6.25%, 05/15/27	640,000	733,434
		3,972,931
Germany — 0.4%
Bundesrepublik Deutschland Bundesanleihe
1.00%, 08/15/24(E)	780,000	955,838
IHO Verwaltungs GmbH
Cash coupon 4.13% or PIK 4.88%, 09/15/21 144A	210,000	200,550
KME AG
6.75%, 02/01/23(E) 144A	670,000	667,182
Platin 1426 GmbH
5.38%, 06/15/23(E) 144A	480,000	507,239
		2,330,809
Ghana — 0.3%
Ghana Government International Bond
7.63%, 05/16/29 144A	900,000	809,280
10.75%, 10/14/30 144A	540,000	612,131
		1,421,411
Greece — 0.0%
Navios Maritime Acquisition Corporation
8.13%, 11/15/21 144A	90,000	67,950
Guatemala — 0.1%
Guatemala Government Bond
4.38%, 06/05/27 144A	760,000	703,000
Honduras — 0.2%
Honduras Government International Bond
7.50%, 03/15/24	460,000	484,891

See Notes to Financial Statements.

	Par	Value
6.25%, 01/19/27 144A	$ 620,000	$ 615,412
		1,100,303
India — 0.2%
ICICI Bank, Ltd.
4.80%, 05/22/19 144A	920,000	923,813
Indonesia — 1.5%
Indonesia Government International Bond
5.88%, 01/15/24 144A	400,000	427,093
6.63%, 02/17/37	2,125,000	2,467,607
5.25%, 01/17/42 144A Δ	2,710,000	2,731,580
Indonesia Treasury Bond
7.00%, 05/15/27(I)	30,479,000,000	1,983,890
		7,610,170
Ireland — 0.3%
AerCap Ireland Capital DAC
3.50%, 05/26/22	300,000	291,097
Ardagh Packaging Finance PLC
4.63%, 05/15/23 144A	250,000	239,375
7.25%, 05/15/24 144A	460,000	460,575
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25	246,000	218,851
4.42%, 11/15/35	569,000	477,917
		1,687,815
Italy — 2.2%
Enel SpA
(Variable, GBP Swap Rate 5Y + 5.66%), 7.75%, 09/10/75(U) ^	440,000	593,835
Intesa Sanpaolo SpA
(Variable, EUR Swap Rate 5Y + 6.88%), 7.00%, 01/19/21(E) ^	770,000	895,657
Italy Buoni Poliennali Del Tesoro
2.05%, 08/01/27(E)	4,000,000	4,416,209
Nexi Capital SpA
4.13%, 11/01/23(E) 144A	870,000	989,356
Telecom Italia Capital SA
6.38%, 11/15/33	715,000	648,955
6.00%, 09/30/34	200,000	174,000
Telecom Italia Finance SA
7.75%, 01/24/33(E) Δ	910,000	1,306,361
Telecom Italia SpA
5.30%, 05/30/24 144A	1,800,000	1,716,750
UniCredit SpA
(Variable, EUR Swap Rate 5Y + 6.39%), 6.63%, 06/03/23(E) ^	700,000	756,711
		11,497,834
Ivory Coast — 0.1%
Ivory Coast Government International Bond
5.75%, 12/31/32 144A Δ STEP	705,900	624,947
Jersey — 0.3%
Adient Global Holdings, Ltd.
4.88%, 08/15/26 144A Δ	740,000	569,800
Delphi Technologies PLC
5.00%, 10/01/25 144A	290,000	244,325
	Par	Value
LHC3 PLC
Cash coupon 4.13% or PIK 4.88%, 08/15/24(E)	$ 660,000	$ 724,057
		1,538,182
Kazakhstan — 0.4%
KazMunayGas National Co. JSC
5.38%, 04/24/30 144A	500,000	492,881
6.38%, 10/24/48 144A	560,000	565,180
KazTransGas JSC
4.38%, 09/26/27 144A	880,000	818,763
		1,876,824
Kenya — 0.3%
Kenya Government International Bond
6.88%, 06/24/24 144A	1,180,000	1,112,121
7.25%, 02/28/28 144A	200,000	179,304
		1,291,425
Luxembourg — 0.7%
Altice Luxembourg SA
7.25%, 05/15/22(E) Δ	690,000	738,785
7.75%, 05/15/22 144A	660,000	603,075
ArcelorMittal
5.50%, 03/01/21	30,000	30,872
7.00%, 10/15/39	510,000	538,356
6.75%, 03/01/41	690,000	730,067
Eurofins Scientific SE
(Variable, 7.01% - Euribor 3M), 4.88%, 04/29/23(E) Δ ^	780,000	894,204
		3,535,359
Mexico — 3.7%
Banco Mercantil del Norte SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.04%), 6.88%, 07/06/22 144A ^	260,000	252,525
BBVA Bancomer SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.65%), 5.13%, 01/18/33 144A ^	880,000	766,700
Mexican Bonos
6.50%, 06/09/22(M)	45,803,100	2,189,683
8.00%, 12/07/23(M)	41,500,000	2,062,673
10.00%, 12/05/24(M)	31,500,000	1,704,070
7.50%, 06/03/27(M)	154,900,000	7,327,024
8.50%, 05/31/29(M)	2,000,000	100,156
7.75%, 05/29/31(M)	3,000,000	141,026
7.75%, 11/13/42(M)	63,160,000	2,841,079
Mexichem SAB de CV
5.88%, 09/17/44 144A	1,530,000	1,383,013
Petroleos Mexicanos
5.50%, 01/21/21	750,000	748,477
		19,516,426
Morocco & Antilles — 0.2%
OCP SA
5.63%, 04/25/24 144A	550,000	564,892
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.50%, 10/22/25 144A	$ 520,000	$ 499,579
		1,064,471
Netherlands — 3.1%
ABN AMRO Bank NV
7.13%, 07/06/22(E) Δ	750,000	1,028,557
Alcoa Nederland Holding BV
6.75%, 09/30/24 144A	380,000	387,600
7.00%, 09/30/26 144A	250,000	256,250
CBR Fashion Finance BV
5.13%, 10/01/22(E)	540,000	510,882
Cooperatieve Rabobank UA
5.75%, 12/01/43Δ	880,000	961,445
EDP Finance BV
4.90%, 10/01/19 144A	1,600,000	1,613,056
4.13%, 01/15/20 144A	540,000	542,082
Embraer Netherlands Finance BV
5.40%, 02/01/27	250,000	259,065
Equate Petrochemical BV
4.25%, 11/03/26 144A	580,000	563,090
Koninklijke KPN NV
(Variable, USD Swap 10Y + 5.33%), 7.00%, 03/28/73^	1,240,000	1,272,550
Myriad International Holdings BV
4.85%, 07/06/27 144A	1,670,000	1,605,976
OCI NV
6.63%, 04/15/23 144A Δ	840,000	829,500
Petrobras Global Finance BV
4.38%, 05/20/23	250,000	238,967
6.25%, 03/17/24	3,860,000	3,930,445
6.88%, 01/20/40	106,000	101,258
5.63%, 05/20/43	275,000	231,484
Syngenta Finance NV
4.44%, 04/24/23 144A	920,000	887,484
UPC Holding BV
5.50%, 01/15/28 144A	710,000	639,000
UPCB Finance IV, Ltd.
5.38%, 01/15/25 144A	250,000	234,405
Ziggo BV
5.50%, 01/15/27 144A	150,000	134,625
		16,227,721
New Zealand — 0.3%
New Zealand Government Bond
5.00%, 03/15/19(Z)	2,385,000	1,611,341
Nigeria — 0.3%
Nigeria Government International Bond
7.14%, 02/23/30 144A	440,000	390,518
7.63%, 11/28/47 144A	1,310,000	1,106,808
		1,497,326
Norway — 0.0%
Norway Government Bond
4.50%, 05/22/19(K) 144A	172,000	20,170
	Par	Value
3.75%, 05/25/21(K) 144A	$ 129,000	$ 15,841
		36,011
Panama — 0.0%
Panama Government International Bond
6.70%, 01/26/36	3,000	3,675
Peru — 0.6%
Peruvian Government International Bond
6.55%, 03/14/37	890,000	1,128,075
Transportadora de Gas del Peru SA
4.25%, 04/30/28 144A	2,330,000	2,254,275
		3,382,350
Philippines — 0.0%
Philippine Government International Bond
4.00%, 01/15/21	200,000	202,055
Qatar — 0.0%
Ooredoo International Finance, Ltd.
4.75%, 02/16/21 144A	200,000	204,838
Russia — 1.7%
Russian Federal Bond - OFZ
8.15%, 02/03/27(Q)	257,799,000	3,627,686
7.05%, 01/19/28(Q)	385,541,000	5,035,135
		8,662,821
Saudi Arabia — 0.1%
Saudi Government International Bond
3.25%, 10/26/26 144A	440,000	412,415
Singapore — 0.2%
BOC Aviation, Ltd.
3.00%, 03/30/20 144A	1,000,000	994,741
South Africa — 0.9%
Republic of South Africa Government Bond
6.50%, 02/28/41(S)	68,700,000	3,334,119
Republic of South Africa Government International Bond
5.88%, 06/22/30Δ	1,320,000	1,291,171
		4,625,290
Spain — 0.2%
Telefonica Emisiones SA
5.13%, 04/27/20	75,000	76,572
Tendam Brands SAU
5.00%, 09/15/24(E) 144A	710,000	748,896
(Floating, Euribor 3M + 5.25%), 5.25%, 09/15/24(E) 144A †	260,000	279,369
		1,104,837

See Notes to Financial Statements.

	Par	Value
Sri Lanka — 0.2%
Sri Lanka Government International Bond
5.88%, 07/25/22	$ 900,000	$ 846,154
Switzerland — 0.1%
Credit Suisse Group AG
(Variable, USD Swap 5Y + 4.60%), 7.50%, 07/17/23 144A ^	330,000	322,575
Turkey — 1.6%
Turk Telekomunikasyon AS
4.88%, 06/19/24 144A	2,640,000	2,286,398
Turkey Government Bond
10.60%, 02/11/26(T)	17,580,000	2,570,982
Turkey Government International Bond
7.25%, 12/23/23	940,000	967,688
6.00%, 03/25/27	2,190,000	2,067,145
4.88%, 04/16/43	500,000	372,920
		8,265,133
United Arab Emirates — 0.2%
DP World, Ltd.
5.63%, 09/25/48 144A	1,350,000	1,274,400
United Kingdom — 3.0%
Anglo American Capital PLC
4.75%, 04/10/27 144A	200,000	191,739
Barclays Bank PLC
7.63%, 11/21/22	1,660,000	1,723,287
Barclays PLC
(Variable, EUR Swap Rate 5Y + 2.45%), 2.63%, 11/11/25(E) ^	300,000	340,942
Boparan Finance PLC
5.50%, 07/15/21(U)	270,000	250,707
Garfunkelux Holdco 3 SA
7.50%, 08/01/22(E) Δ	680,000	693,953
HSBC Holdings PLC
6.00%, 06/10/19(E)	270,000	317,389
(Variable, USD ICE Swap Rate 5Y + 4.37%), 6.38%, 03/30/25^	600,000	577,500
Jerrold Finco PLC
6.13%, 01/15/24(U) 144A	760,000	934,787
KCA Deutag UK Finance PLC
7.25%, 05/15/21 144A	540,000	440,100
Lloyds Bank PLC
6.50%, 03/24/20(E)	326,000	398,434
Lloyds Banking Group PLC
4.34%, 01/09/48	1,581,000	1,252,211
Monitchem Holdco 2 SA
6.88%, 06/15/22(E)	220,000	203,848
Pinewood Finance Co., Ltd.
3.75%, 12/01/23(U) 144A	780,000	978,910
Pinnacle Bidco PLC
6.38%, 02/15/25(U) 144A	810,000	1,028,420
	Par	Value
Rio Tinto Finance USA PLC
4.13%, 08/21/42Δ	$ 145,000	$ 140,068
Royal Bank of Scotland Group PLC
6.10%, 06/10/23	1,880,000	1,911,530
6.00%, 12/19/23	275,000	278,624
(Variable, EUR Swap Rate 5Y + 2.65%), 3.63%, 03/25/24(E) ^	547,000	628,775
Santander UK Group Holdings PLC
(Variable, GBP Swap Rate 5Y + 5.54%), 7.38%, 06/24/22(U) ^	390,000	500,358
Southern Gas Networks PLC
4.88%, 12/21/20(U)	270,000	365,777
Synlab Bondco PLC
6.25%, 07/01/22(E)	270,000	315,561
Tesco Property Finance 3 PLC
5.74%, 04/13/40(U)	272,817	392,271
Tesco Property Finance 6 PLC
5.41%, 07/13/44(U)	579,657	801,016
United Kingdom Gilt
4.50%, 09/07/34(U)	220,000	391,932
Virgin Media Secured Finance PLC
5.50%, 01/15/25(U)	378,000	480,233
5.50%, 08/15/26 144A	200,000	185,470
		15,723,842
Total Foreign Bonds (Cost $189,776,025)		163,880,299
FOREIGN GOVERNMENT INFLATION-LINKED BOND — 0.4%
Brazil — 0.4%
Brazil Notas do Tesouro Nacional Serie B
6.00%, 08/15/50(B) (Cost $2,586,043)	6,491,787	1,949,838
LOAN AGREEMENTS — 2.3%
1011778 B.C. Unlimited Liability Co. Term B-3 Loan
(Floating, ICE LIBOR USD 1M + 2.25%, 1.00% Floor), 4.77%, 02/16/24†	126,500	120,755
Air Medical Group Holdings, Inc. 2018 Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%, 1.00% Floor), 5.68%, 04/28/22†	292,500	274,309
American Airlines, Inc. 2018 Replacement Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 4.26%, 06/27/25†	975,019	916,518
American Axle & Manufacturing, Inc. Tranche B Term Loan
(Floating, ICE LIBOR USD 3M + 2.25%, 0.75% Floor), 4.74%, 04/06/24†	11,415	11,059
(Floating, ICE LIBOR USD 1M + 2.25%, 0.75% Floor), 4.76%, 04/06/24†	17,624	17,074
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
American Builders & Contractors Supply Co., Inc. Term B-2 Loan
(Floating, ICE LIBOR USD 1M + 2.00%, 0.75% Floor), 4.52%, 10/31/23†	$464,226	$443,006
Avolon TLB Borrower 1 (US) LLC Term B-3 Loan
(Floating, ICE LIBOR USD 1M + 2.00%, 0.75% Floor), 4.47%, 01/15/25†	273,382	263,445
Bausch Health Companies Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 5.38%, 06/02/25†	344,955	330,439
Beacon Roofing Supply, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 4.68%, 01/02/25†	376,801	359,374
Berry Global, Inc. Term Q Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 4.39%, 10/01/22†	142,322	139,397
Catalent Pharma Solutions, Inc. Dollar Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%, 1.00% Floor), 4.77%, 05/20/24†	377,532	367,905
CBS Radio, Inc. Additional Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 5.26%, 11/18/24†	339,114	320,251
CenturyLink, Inc. Initial Term B Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 4.53%, 04/30/25†	99,721	95,920
CSC Holdings LLC March 2017 Refinancing Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 4.71%, 07/17/25†	258,563	246,151
Dell International LLC Refinancing Term B Loan
(Floating, ICE LIBOR USD 1M + 2.00%, 0.75% Floor), 4.53%, 09/07/23†	335,299	323,145
First Data Corporation 2024A New Dollar Term Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 4.50%, 04/26/24†	499,476	478,373
Flying Fortress Holdings LLC New Loan
(Floating, ICE LIBOR USD 3M + 1.75%), 4.55%, 10/30/22†	380,000	373,430
Four Seasons Holdings, Inc. Term Loan 2013
(Floating, ICE LIBOR USD 1M + 2.00%), 4.52%, 11/30/23†	365,624	351,847
Hilton Worldwide Finance LLC Series B-2 Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 4.26%, 10/25/23†	376,095	325,291
Jaguar Holding Co. I LLC 2018 Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%, 1.00% Floor), 5.02%, 08/18/22†	247,559	236,110
	Par	Value
Level 3 Financing, Inc. Tranche B 2024 Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 4.75%, 02/22/24†	$110,000	$104,821
MPH Acquisition Holdings LLC Initial Term Loan
(Floating, ICE LIBOR USD 3M + 2.75%, 1.00% Floor), 5.55%, 06/07/23†	112,916	107,349
Party City Holdings, Inc. 2018 Replacement Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%, 0.75% Floor), 5.03%, 08/19/22†	146,207	141,516
Petco Animal Supplies, Inc. Term Loan
(Floating, ICE LIBOR USD 3M + 3.25%, 1.00% Floor), 5.78%, 01/26/23†	400,729	296,317
PetSmart, Inc. Tranche B-2 Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 5.38%, 03/11/22†	965,000	694,374
Post Holdings, Inc. Series A Incremental Term Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 4.51%, 05/24/24†	262,557	253,695
Prime Security Services Borrower LLC December 2018 Incremental Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 2.75%, 1.00% Floor), 5.27%, 05/02/22†	523,388	500,489
Quikrete Holdings, Inc. Initial Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 5.27%, 11/15/23†	115,650	110,519
Reynolds Group Holdings, Inc. Incremental U.S. Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 5.27%, 02/05/23†	365,902	349,828
TDC A/S Facility B3
(Floating, ICE LIBOR USD 1M + 2.75%), 2.75%, 06/04/25†	820,000	932,990
Trans Union LLC 2017 Replacement Term B-3 Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 4.52%, 04/10/23†	103,083	99,439
Unitymedia Hessen GmbH & Co. KG Facility B
(Floating, ICE LIBOR USD 1M + 2.25%), 4.71%, 09/30/25†	590,000	484,500
Univision Communications, Inc. 2017 Replacement Repriced First-Lien Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%, 1.00% Floor), 5.27%, 03/15/24†	656,812	597,699
UPC Financing Partnership Facility AR
(Floating, ICE LIBOR USD 1M + 2.50%), 4.96%, 01/15/26†	256,456	244,723
Virgin Media Bristol LLC K Facility
(Floating, ICE LIBOR USD 1M + 2.50%), 4.96%, 01/15/26†	125,000	118,719

See Notes to Financial Statements.

	Par	Value
Vistra Operations Co. LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 4.52%, 08/04/23†	$ 25,227	$ 24,382
Western Digital Corporation U.S. Term B-4 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 4.26%, 04/29/23†	279,799	267,676
XPO Logistics, Inc. Refinancing Term Loan
(Floating, ICE LIBOR USD 3M + 2.00%), 4.51%, 02/24/25†	310,000	297,600
Ziggo Secured Finance Partnership Term Loan E Facility
(Floating, ICE LIBOR USD 1M + 2.50%), 4.96%, 04/15/25†	610,000	576,355
Total Loan Agreements (Cost $13,030,801)		12,196,790
MORTGAGE-BACKED SECURITIES — 3.1%
Commercial Mortgage Trust, Series 2007-CD4, Class AJ
5.40%, 12/11/49	3,580	2,628
Credit Suisse Commercial Mortgage Trust Series, Series 2006-C5, Class AJ
5.37%, 12/15/39	92,328	62,864
Credit Suisse Commercial Mortgage Trust Series, Series 2007-C5, Class AM
5.87%, 09/15/40	93,719	90,898
Credit Suisse Mortgage Capital Certificates, Series 2018-PLUM, Class A
(Floating, ICE LIBOR USD 1M + 3.23%, 3.23% Floor), 5.69%, 08/15/20 144A †	1,800,000	1,802,176
CSMC, Series 2015-2R, Class 3A2
2.52%, 04/27/36 144A † γ	729,605	544,066
Fannie Mae Connecticut Avenue Securities, Series 2015-C03
(Floating, ICE LIBOR USD 1M + 5.00%), 7.51%, 07/25/25†	285,611	315,557
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA1
(Floating, ICE LIBOR USD 1M + 4.95%, 4.95% Floor), 7.46%, 07/25/29†	1,060,000	1,164,894
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA2
(Floating, ICE LIBOR USD 1M + 5.15%), 7.66%, 10/25/29†	560,000	629,392
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA3
(Floating, ICE LIBOR USD 1M + 2.50%), 5.01%, 03/25/30†	1,590,000	1,592,860
GS Mortgage Securities Corporation II, Series 2018-SRP5, Class C
(Floating, ICE LIBOR USD 1M + 3.75%, 3.75% Floor), 6.21%, 09/15/31 144A †	2,220,000	2,227,353
	Par	Value
Impac Secured Assets Trust, Series 2006-2, Class 2M3
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor, 11.50% Cap), 3.61%, 08/25/36†	$ 609,219	$ 598,680
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class AJ
6.21%, 02/15/51† γ	5,166	4,812
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHMZ, Class M
(Floating, ICE LIBOR USD 1M + 8.21%, 8.21% Floor), 10.66%, 06/15/35 144A †	2,500,000	2,484,775
Lone Star Portfolio Trust, Series 2015-LSMZ, Class M
(Floating, ICE LIBOR USD 1M + 7.22%, 7.22% Floor), 9.67%, 09/15/20 144A †	422,004	433,692
Lone Star Portfolio Trust, Series 2015-LSP, Class F
(Floating, ICE LIBOR USD 1M + 7.15%, 6.90% Floor), 9.61%, 09/15/28 144A †	767,901	772,932
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M1
4.00%, 08/25/56 144A	610,000	587,164
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M2
4.00%, 08/25/56 144A	800,000	720,493
WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class C
(Floating, ICE LIBOR USD 1M + 1.77%, 1.77% Floor), 4.23%, 11/15/29 144A †	2,110,193	2,098,059
Total Mortgage-Backed Securities (Cost $16,001,037)		16,133,295
MUNICIPAL BOND — 0.0%
State of Illinois, General Obligation
5.10%, 06/01/33 (Cost $128,670)	160,000	152,797
U.S. TREASURY OBLIGATIONS — 19.1%
U.S. Treasury Bills
2.18%, 04/25/19Ω Δ	3,075,000	3,051,822
2.48%, 05/30/19Ω Δ	5,000,000	4,950,230
		8,002,052
U.S. Treasury Bonds
3.50%, 02/15/39	860,000	941,112
4.25%, 05/15/39	40,000	48,277
3.88%, 08/15/40	30,000	34,464
2.75%, 08/15/42	120,000	114,930
3.13%, 02/15/43	9,716,000	9,914,872
2.88%, 05/15/43	120,000	117,199
3.00%, 05/15/45	40,000	39,936
3.00%, 11/15/45	920,000	918,401
2.50%, 05/15/46	820,000	739,778
2.25%, 08/15/46	960,000	820,762
2.88%, 11/15/46	2,120,000	2,061,949
3.00%, 05/15/47	80,000	79,681
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
2.75%, 08/15/47	$ 120,000	$ 113,686
3.13%, 05/15/48Δ	60,000	61,157
3.00%, 08/15/48Δ	2,715,000	2,702,962
		18,709,166
U.S. Treasury Notes
1.25%, 03/31/19	8,750,000	8,725,229
1.25%, 06/30/19	3,000,000	2,981,367
1.63%, 06/30/19	10,000	9,955
1.25%, 10/31/19	110,000	108,767
3.63%, 02/15/21	14,549,000	14,890,276
1.88%, 01/31/22	710,000	697,519
2.00%, 02/15/22	120,000	118,340
1.63%, 08/15/22	17,580,000	17,060,836
2.75%, 02/15/24	6,650,000	6,723,253
2.25%, 11/15/24	20,630,000	20,281,054
2.00%, 02/15/25	100,000	96,766
1.63%, 02/15/26	180,000	168,546
1.63%, 05/15/26	470,000	439,028
2.00%, 11/15/26	1,220,000	1,164,957
		73,465,893
Total U.S. Treasury Obligations (Cost $99,950,002)		100,177,111

	Shares
COMMON STOCKS — 1.3%
Communication Services — 0.4%
AT&T, Inc.	78,546	2,241,703
Consumer Discretionary — 0.2%
Ford Motor Co.	96,849	740,895
Energy — 0.0%
Berry Petroleum CorporationΔ	2,350	20,563
Blue Ridge Mountain Resources, Inc.*	24,163	96,652
Hercules Offshore, Inc.Ψ ††† Δ *	46,644	44,444
		161,659
Financials — 0.0%
Tricer Holdco SCAΨ ††† *	4,654	5
Health Care — 0.2%
Bristol-Myers Squibb Co.	20,746	1,078,377
	Shares	Value
Industrials — 0.1%
Arconic, Inc.	14,757	$ 248,803
Information Technology — 0.4%
Corning, Inc.	70,534	2,130,832
Total Common Stocks (Cost $8,175,714)		6,602,274
PREFERRED STOCKS — 0.4%
Bank of America Corporation
7.25%, 12/28/18 CONV Δ	602	754,005
Chesapeake Energy Corporation
5.00%, 10/31/18 CONV Δ	3,950	204,926
5.75%, 10/31/18 CONV	30	15,657
5.75%, 10/31/18 CONV	780	402,364
5.75%, 10/31/18 144A CONV	50	26,094
4.50%, 11/29/18 CONV Δ	1,229	51,680
El Paso Energy Capital Trust I
4.75%, 12/13/18 CONV	11,315	472,401
iStar, Inc. REIT
4.50%, 11/30/18 CONV	50	2,128
Tricer Holdco SCA
0.00%, 12/31/49Ψ †††	2,233,838	1,771
Total Preferred Stocks (Cost $2,020,836)		1,931,026
MONEY MARKET FUNDS — 8.9%
GuideStone Money Market Fund, 2.22% (Institutional Class)Ø ∞	30,916,317	30,916,317
Northern Institutional Liquid Assets Portfolio (Shares), 2.45%Ø §	14,685,117	14,685,117
Northern Institutional U.S. Government Portfolio (Shares), 2.21%Ø	1,163,189	1,163,189
Total Money Market Funds (Cost $46,764,623)		46,764,623
TOTAL INVESTMENTS — 100.4% (Cost $557,457,977)		525,801,673
Liabilities in Excess of Other Assets — (0.4)%		(2,126,240)
NET ASSETS — 100.0%		$523,675,433

Futures Contracts outstanding at December 31, 2018:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
30-Year Euro Buxl	03/2019	(3)	$ (620,836)	$(8,606)
Euro-Bund	03/2019	(96)	(17,988,093)	(248,861)
10-Year U.S. Treasury Note	03/2019	73	8,907,141	211,890
2-Year U.S. Treasury Note	03/2019	3	636,937	4,344
5-Year U.S. Treasury Note	03/2019	120	13,762,500	223,297
Total Futures Contracts outstanding at December 31, 2018			$ 4,697,649	$182,064

See Notes to Financial Statements.

Forward Foreign Currency Contracts outstanding at December 31, 2018:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/18/19	U.S. Dollars	31,003,639	Japanese Yen	3,448,975,000	CITI	$ 510,232
01/18/19	U.S. Dollars	5,676,915	Indian Rupees	423,117,535	BAR	387,548
01/18/19	British Pound	2,793,751	U.S. Dollars	3,708,900	CITI	144,599
01/18/19	U.S. Dollars	673,109	Turkish Lira	4,332,800	CITI	136,732
01/18/19	Brazilian Real	20,759,000	U.S. Dollars	5,481,561	BAR	131,230
01/18/19	Mexican Pesos	71,074,921	U.S. Dollars	3,726,175	CITI	120,390
01/18/19	U.S. Dollars	1,760,579	Indonesian Rupiahs	26,810,100,000	BAR	97,495
01/18/19	U.S. Dollars	1,506,849	Indian Rupees	110,000,000	CITI	69,760
01/18/19	Russian Rubles	64,370,000	U.S. Dollars	974,949	CITI	53,583
01/18/19	U.S. Dollars	753,057	Mexican Pesos	15,000,000	CITI	7,925
01/18/19	U.S. Dollars	661,444	Euro	580,000	CITI	4,156
01/18/19	Australian Dollars	500,000	U.S. Dollars	356,098	CITI	3,784
Subtotal Appreciation						$1,667,434
01/18/19	U.S. Dollars	32,301	Polish Zloty	120,000	BAR	(224)
01/18/19	South African Rand	14,380,000	U.S. Dollars	960,427	CITI	(36,760)
01/18/19	U.S. Dollars	3,696,175	Brazilian Real	13,820,000	BAR	(134,271)
01/18/19	U.S. Dollars	22,989,344	Euro	19,677,940	CITI	(407,214)
Subtotal Depreciation						$ (578,469)
Total Forward Foreign Currency Contracts outstanding at December 31, 2018						$1,088,965

See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Securities	$ 6,638,170	$ —	$ 6,638,170	$ —
Commercial Paper	1,575,318	—	1,575,318	—
Common Stocks:
Energy	161,659	117,215	—	44,444
Financials	5	—	—	5
Other ^^	6,440,610	6,440,610	—	—
Total Common Stocks	6,602,274	6,557,825	—	44,449
Corporate Bonds	167,800,132	—	167,800,132	—
Foreign Bonds:
Argentina	8,428,209	—	7,613,817	814,392
Other ^^	155,452,090	—	155,452,090	—
Total Foreign Bonds	163,880,299	—	163,065,907	814,392
Foreign Government Inflation-Linked Bond	1,949,838	—	1,949,838	—
Loan Agreements	12,196,790	—	12,196,790	—
Money Market Funds	46,764,623	46,764,623	—	—
Mortgage-Backed Securities	16,133,295	—	16,133,295	—
Municipal Bond	152,797	—	152,797	—
Preferred Stocks:
Energy	1,173,122	524,081	649,041	—
Financials	757,904	754,005	2,128	1,771
Total Preferred Stocks	1,931,026	1,278,086	651,169	1,771
U.S. Treasury Obligations	100,177,111	—	100,177,111	—
Total Assets - Investments in Securities	$525,801,673	$54,600,534	$470,340,527	$860,612
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 1,667,434	$ —	$ 1,667,434	$ —
Futures Contracts	439,531	439,531	—	—
Total Assets - Other Financial Instruments	$ 2,106,965	$ 439,531	$ 1,667,434	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (578,469)	$ —	$ (578,469)	$ —
Futures Contracts	(257,467)	(257,467)	—	—
Total Liabilities - Other Financial Instruments	$ (835,936)	$ (257,467)	$ (578,469)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts and forwards contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forwards Foreign Currency Contracts outstanding" disclosures.
Management has determined that the amount of transfers between Level 3 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 3 and Level 2 is not shown for the year ended December 31, 2018.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2018.

See Notes to Financial Statements.

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December 31, 2018
STATEMENTS OF ASSETS AND LIABILITIES
	Money Market Fund	Low-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 758,503,838	$972,743,464
Investments in repurchase agreements, at value	457,000,000	—
Investments in securities of affiliated issuers, at value	—	8,110,270
Total investments, at value(1), (2)	1,215,503,838	980,853,734
Cash collateral for swap agreements	—	395,789
Deposits with broker for futures contracts	—	1,139,518
Foreign currency(3)	—	908,198
Upfront premiums paid from swap agreements	—	29,546
Receivables:
Dividends and reclaims	—	33,196
Interest	386,272	4,530,894
Securities lending	—	7,133
From advisor	—	2,753
Investment securities sold	—	11,110,530
Fund shares sold	37,363,005	155,765
Variation margin on centrally cleared swaps	—	3,870
Variation margin on futures contracts	—	394,035
Unrealized appreciation on foreign currency exchange contracts	—	324,113
Unrealized appreciation on swap agreements	—	—
Prepaid expenses and other assets	43,120	23,492
Total Assets	1,253,296,235	999,912,566
Liabilities
Cash Overdraft	488,672	—
Securities sold short, at value(4)	—	5,992,418
TBA sale commitments, at value(5)	—	—
Options written, at value(6)	—	1,063,233
Upfront premiums received from swap agreements	—	91,344
Unrealized depreciation on foreign currency exchange contracts	—	445,104
Unrealized depreciation on swap agreements	—	—
Collateral held for securities on loan, at value	—	5,294,984
Collateral held for derivatives	—	170,641
Due to broker	—	—
Payables:
Investment securities purchased	—	77,316,318
Fund shares redeemed	2,215,328	63,693
Variation margin on centrally cleared swaps	—	—
Variation margin on futures contracts	—	529,150
Distributions	377,151	—
Securities lending	—	1,070
Accrued expenses:
Investment advisory fees	112,872	234,817
Shareholder servicing fees	181,651	64,618
Other expenses	157,176	202,262
Total Liabilities	3,532,850	91,469,652
Net Assets	$1,249,763,385	$908,442,914
Net Assets Consist of:
Paid-in-capital	$1,249,757,841	$928,129,527
Distributable earnings (loss)	5,544	(19,686,613)
Net Assets	$1,249,763,385	$908,442,914
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$ 841,532,046	$602,967,875
Institutional shares outstanding	841,532,404	45,655,828
Net asset value, offering and redemption price per Institutional share	$ 1.00	$ 13.21
Net assets applicable to the Investor Class	$ 408,231,339	$305,475,039
Investor shares outstanding	408,191,001	23,122,834
Net asset value, offering and redemption price per Investor share	$ 1.00	$ 13.21

(1)Investments in securities of unaffiliated issuers, at cost	$ 758,503,838	$977,324,093
Investments in repurchase agreements, at cost	457,000,000	—
Investments in securities of affiliated issuers, at cost	—	8,110,270
Total investments, at cost	$1,215,503,838	$985,434,363
(2)Includes securities loaned of:	$ —	$ 29,542,944
(3)Foreign currency, at cost	$ —	$ 915,766
(4)Proceeds from securities sold short	$ —	$ 5,955,155
(5)TBA sale commitments, at cost	$ —	$ —
(6)Premiums received on options written	$ —	$ 707,145

See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$1,688,509,423	$214,381,920	$494,885,356
28,600,000	—	—
28,981,400	4,269,935	30,916,317
1,746,090,823	218,651,855	525,801,673
10,867,760	—	—
6,518,054	—	506,859
5,268,465	—	4,289,570
9,963,349	—	—

194,630	16,876	96,440
9,268,822	1,976,532	6,371,563
12,928	2,184	22,460
13,347	1,037	5,972
94,555,450	—	1,139,197
187,989	289,831	106,082
—	—	—
1,500,155	—	58,937
2,513,716	—	1,667,434
943,647	—	—
41,372	15,212	14,439
1,887,940,507	220,953,527	540,080,626

—	10,002	53,496
—	—	—
40,201,723	—	—
5,600,038	—	—
2,059,803	—	—
3,650,281	—	578,469
117,802	—	—
4,216,070	312,356	14,685,117
15,161,369	—	—
52,478	—	—

304,110,024	4,069	548,230
7,000	20,291	161,167
430,552	—	—
411,585	—	—
—	—	—
1,939	327	3,369

419,104	90,739	215,108
56,721	23,043	24,344
369,223	75,769	135,893
376,865,712	536,596	16,405,193
$1,511,074,795	$220,416,931	$523,675,433

$1,560,186,739	$223,622,656	$558,489,963
(49,111,944)	(3,205,725)	(34,814,530)
$1,511,074,795	$220,416,931	$523,675,433

$1,240,967,453	$108,206,220	$409,257,288
86,935,736	6,467,402	43,918,912
$ 14.28	$ 16.73	$ 9.32
$ 270,107,342	$112,210,711	$114,418,145
18,916,946	6,704,619	12,285,955
$ 14.28	$ 16.74	$ 9.31

$1,706,722,944	$217,125,421	$526,541,660
28,600,000	—	—
28,981,400	4,269,935	30,916,317
$1,764,304,344	$221,395,356	$557,457,977
$ 50,246,680	$ 5,764,524	$ 40,727,922
$ 5,279,933	$ —	$ 4,307,646
$ —	$ —	$ —
$ 40,033,942	$ —	$ —
$ 3,525,240	$ —	$ —
See Notes to Financial Statements.

For the Year Ended December 31, 2018
STATEMENTS OF OPERATIONS
	Money Market Fund	Low-Duration Bond Fund
Investment Income
Dividends	$ —	$ —
Income distributions received from affiliated funds	—	278,371
Interest	22,109,033	24,200,732
Securities lending, net	—	112,319
Less foreign taxes withheld	—	(5,016)
Total Investment Income	22,109,033	24,586,406
Expenses
Investment advisory fees	1,343,168	2,801,950
Transfer agent fees:
Institutional shares	4,121	4,417
Investor shares	23,141	18,963
Custodian fees	38,327	126,206
Shareholder servicing fees:
Investor shares	2,215,924	768,687
Accounting and administration fees	229,822	188,003
Professional fees	80,175	77,674
Blue sky fees:
Institutional shares	10,577	10,022
Investor shares	8,199	9,612
Shareholder reporting fees:
Institutional shares	1,380	1,661
Investor shares	27,418	9,505
Trustees expenses	6,971	5,771
Line of credit facility fees and interest expense	8,537	6,640
Other expenses	14,080	37,239
Total Expenses	4,011,840	4,066,350
Expenses waived/reimbursed net of amount recaptured(1)	—	(48,549)
Net Expenses	4,011,840	4,017,801
Net Investment Income	18,097,193	20,568,605
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	3,419	(2,899,404)
Investment securities sold short	—	131,034
Futures transactions	—	(394,108)
Swap agreements	—	1,108,962
Forward rate agreements	—	(829,601)
Option contracts written	—	131,726
Option contracts purchased	—	(235,467)
Forward foreign currency contracts	—	(569,578)
Foreign currency	—	(490,325)
Net realized gain (loss)	3,419	(4,046,761)
Net change in unrealized appreciation (depreciation) on:
Investment securities	—	(6,721,635)
Investment securities sold short	—	(10,021)
Futures	—	(65,202)
Swap agreements	—	(72,606)
Forward rate agreements	—	31,798
Option contracts written	—	(357,244)
Option contracts purchased	—	468,489
Forward foreign currency contracts	—	1,903,019
Foreign currency	—	33,676
Net change in unrealized appreciation (depreciation)	—	(4,789,726)
Net Realized and Unrealized Gain (Loss)	3,419	(8,836,487)
Net Increase (Decrease) in Net Assets Resulting from Operations	$18,100,612	$11,732,118

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Medium-Duration Bond Fund	Extended-Duration Bond Fund	Global Bond Fund

$ —	$ 21,032	$ 295,973
998,285	81,659	510,321
46,353,379	8,488,390	26,323,608
133,227	43,589	232,239
—	—	(40,004)
47,484,891	8,634,670	27,322,137

4,883,524	1,109,565	2,611,154

4,436	4,065	4,246
19,625	14,819	17,219
415,881	11,397	86,199

668,606	282,150	302,019
306,410	52,097	109,835
77,728	83,905	85,650

10,085	8,995	15,348
11,137	8,449	9,869

2,312	585	1,720
15,475	9,877	6,556
9,899	2,463	3,774
25,944	1,660	3,495
70,522	17,965	37,210
6,521,584	1,607,992	3,294,294
(174,019)	(13,762)	(86,418)
6,347,565	1,594,230	3,207,876
41,137,326	7,040,440	24,114,261

(20,662,809)	(419,152)	29,620
139,400	—	—
(8,592,438)	—	(1,158,018)
6,783,043	—	—
—	—	—
3,639,095	—	93,347
(3,964,884)	—	(390,038)
1,235,633	—	(4,560,042)
(1,560,880)	(18,232)	(82,746)
(22,983,840)	(437,384)	(6,067,877)

(29,544,973)	(14,554,524)	(44,218,952)
(170,582)	—	—
8,525,517	—	317,839
(3,895,713)	—	—
—	—	—
(2,057,641)	—	(38,208)
1,687,362	—	(62,146)
(348,490)	—	337,482
(14,341)	540	7,824
(25,818,861)	(14,553,984)	(43,656,161)
(48,802,701)	(14,991,368)	(49,724,038)
$ (7,665,375)	$ (7,950,928)	$(25,609,777)
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Money Market Fund
	For the Year Ended
	12/31/18	12/31/17

Operations:
Net investment income	$ 18,097,193	$ 7,316,182
Net realized gain (loss) on investment securities, foreign currency and derivatives	3,419	2,130
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	—	—
Net increase (decrease) in net assets resulting from operations	18,100,612	7,318,312
Distributions to Shareholders:
Institutional shares	(5,076,945)	(2,230,825)
Investor shares	(13,020,248)	(5,085,360)
Total distributions	(18,097,193)	(7,316,185)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	1,748,822,489	807,337,066
Investor shares	4,746,224,687	4,112,655,800
Reinvestment of dividends and distributions
Institutional shares	2,208,188	892,830
Investor shares	5,445,866	2,182,102
Total proceeds from shares sold and reinvested	6,502,701,230	4,923,067,798
Value of shares redeemed
Institutional shares	(1,178,447,349)	(790,919,840)
Investor shares	(5,238,005,117)	(4,170,941,208)
Total value of shares redeemed	(6,416,452,466)	(4,961,861,048)
Net increase (decrease) from capital share transactions(1)	86,248,764	(38,793,250)
Total increase (decrease) in net assets	86,252,183	(38,791,123)
Net Assets:
Beginning of Year	1,163,511,202	1,202,302,325
End of Year	$ 1,249,763,385	$ 1,163,511,202

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Low-Duration Bond Fund		Medium-Duration Bond Fund
For the Year Ended		For the Year Ended
12/31/18	12/31/17	12/31/18	12/31/17

$ 20,568,605	$ 14,183,786	$ 41,137,326	$ 26,225,976
(4,046,761)	(3,446,540)	(22,983,840)	3,037,605
(4,789,726)	4,069,979	(25,818,861)	16,432,896
11,732,118	14,807,225	(7,665,375)	45,696,477

(15,019,892)	(10,229,709)	(34,879,820)	(20,072,788)
(6,577,258)	(4,000,821)	(6,688,627)	(4,509,866)
(21,597,150)	(14,230,530)	(41,568,447)	(24,582,654)

99,252,756	158,108,971	245,602,344	318,069,701
34,391,035	59,956,096	47,923,137	66,368,668

14,827,815	10,172,772	34,717,112	20,024,021
6,574,660	3,998,619	6,583,119	4,505,754
155,046,266	232,236,458	334,825,712	408,968,144

(96,844,338)	(162,008,400)	(137,487,888)	(31,659,087)
(42,427,351)	(34,562,859)	(44,988,883)	(21,675,790)
(139,271,689)	(196,571,259)	(182,476,771)	(53,334,877)
15,774,577	35,665,199	152,348,941	355,633,267
5,909,545	36,241,894	103,115,119	376,747,090

902,533,369	866,291,475	1,407,959,676	1,031,212,586
$ 908,442,914	$ 902,533,369	$1,511,074,795	$1,407,959,676
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Extended-Duration Bond Fund		Global Bond Fund
	For the Year Ended		For the Year Ended
	12/31/18	12/31/17	12/31/18	12/31/17

Operations:
Net investment income	$ 7,040,440	$ 7,781,680	$ 24,114,261	$ 19,616,872
Net realized gain (loss) on investment securities, foreign currency and derivatives	(437,384)	2,794,827	(6,067,877)	3,444,253
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(14,553,984)	12,880,818	(43,656,161)	12,397,199
Net increase (decrease) in net assets resulting from operations	(7,950,928)	23,457,325	(25,609,777)	35,458,324
Distributions to Shareholders:
Institutional shares	(4,610,373)	(4,710,887)	(13,546,563)	(13,826,842)
Investor shares	(4,032,031)	(4,374,214)	(3,687,399)	(3,842,884)
Total distributions	(8,642,404)	(9,085,101)	(17,233,962)	(17,669,726)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	7,774,517	10,173,790	73,567,800	74,337,429
Investor shares	13,477,007	17,946,400	24,463,013	37,897,578
Reinvestment of dividends and distributions
Institutional shares	4,584,780	4,701,092	13,429,011	13,669,919
Investor shares	4,024,823	4,368,631	3,675,912	3,833,048
Total proceeds from shares sold and reinvested	29,861,127	37,189,913	115,135,736	129,737,974
Value of shares redeemed
Institutional shares	(18,238,669)	(15,144,159)	(49,971,832)	(35,026,678)
Investor shares	(22,210,332)	(23,820,763)	(27,176,135)	(11,855,469)
Total value of shares redeemed	(40,449,001)	(38,964,922)	(77,147,967)	(46,882,147)
Net increase (decrease) from capital share transactions(1)	(10,587,874)	(1,775,009)	37,987,769	82,855,827
Total increase (decrease) in net assets	(27,181,206)	12,597,215	(4,855,970)	100,644,425
Net Assets:
Beginning of Year	247,598,137	235,000,922	528,531,403	427,886,978
End of Year	$220,416,931	$247,598,137	$523,675,433	$528,531,403

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated									Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
Money Market Fund
Institutional Class
2018	$ 1.00	$0.02	$ —†	$(0.02)	$ —	$ 1.00	1.74%	$ 841,532	0.15%	0.15%	1.74%	N/A
2017	1.00	0.01	—†	(0.01)	—†	1.00	0.76	268,948	0.17	0.17	0.77	N/A
2016	1.00	—†	—†	—†	—†	1.00	0.28	251,639	0.17	0.18	0.27	N/A
2015	1.00	—†	—†	—†	—†	1.00	0.08	245,882	0.17	0.18	0.08	N/A
2014	1.00	—†	—†	—†	—†	1.00	0.02	121,624	0.18	0.19	0.01	N/A
Investor Class
2018	$ 1.00	$0.01	$ —†	$(0.01)	$ —	$ 1.00	1.48%	$ 408,231	0.40%	0.40%	1.47%	N/A
2017	1.00	0.01	—†	(0.01)	—†	1.00	0.51	894,563	0.42	0.42	0.52	N/A
2016	1.00	—†	—†	—†	—†	1.00	0.04	950,663	0.41	0.42	0.03	N/A
2015	1.00	—†	—†	—†	—†	1.00	0.02	1,041,421	0.24	0.43	0.01	N/A
2014	1.00	—†	—†	—†	—†	1.00	0.02	1,163,495	0.19	0.44	0.01	N/A

Low-Duration Bond Fund
Institutional Class
2018	$13.35	$0.30	$(0.12)	$(0.32)	$ —	$13.21	1.36%	$ 602,968	0.35%	0.35%	2.30%	513%
2017	13.34	0.21	0.01	(0.21)	—	13.35	1.69	592,325	0.35	0.36	1.60	102
2016	13.30	0.19	0.05 (3)	(0.20)	—	13.34	1.74	585,590	0.37	0.38	1.46	398
2015	13.41	0.21	(0.10)(3)	(0.22)	—	13.30	0.79	617,698	0.37	0.38	1.52	746
2014	13.57	0.14	0.02 (3)	(0.30)	(0.02)	13.41	1.16	141,461	0.36	0.42	1.06	529
Investor Class
2018	$13.35	$0.27	$(0.13)	$(0.28)	$ —	$13.21	1.10%	$ 305,475	0.61%	0.61%	2.03%	513%
2017	13.34	0.18	0.01	(0.18)	—	13.35	1.42	310,208	0.62	0.63	1.33	102
2016	13.27	0.16	0.03 (3)	(0.12)	—	13.34	1.47	280,701	0.64	0.65	1.18	398
2015	13.31	0.16	(0.09)(3)	(0.11)	—	13.27	0.49	242,325	0.60	0.65	1.17	746
2014	13.35	0.11	0.02 (3)	(0.16)	(0.01)	13.31	0.97	704,878	0.57	0.66	0.85	529

Medium-Duration Bond Fund
Institutional Class
2018	$14.75	$0.40	$(0.47)	$(0.40)	$ —	$14.28	(0.46)%	$1,240,967	0.37%	0.38%	2.76%	431%
2017	14.46	0.34	0.26	(0.31)	—	14.75	4.13	1,138,597	0.39	0.40	2.32	387
2016	14.44	0.37	0.08 (3)	(0.39)	(0.04)	14.46	3.21	815,430	0.45	0.46	2.50	337
2015	15.18	0.37	(0.35)(3)	(0.54)	(0.22)	14.44	0.03	706,760	0.45	0.47	2.46	346
2014	15.01	0.33	0.56 (3)	(0.63)	(0.09)	15.18	6.03	239,389	0.48	0.52	2.14	408
Investor Class
2018	$14.75	$0.36	$(0.47)	$(0.36)	$ —	$14.28	(0.72)%	$ 270,107	0.64%	0.65%	2.49%	431%
2017	14.46	0.30	0.26	(0.27)	—	14.75	3.93	269,362	0.66	0.67	2.05	387
2016	14.31	0.33	0.08 (3)	(0.22)	(0.04)	14.46	2.88	215,783	0.72	0.73	2.24	337
2015	14.65	0.28	(0.31)(3)	(0.21)	(0.10)	14.31	(0.22)	187,863	0.66	0.75	1.92	346
2014	14.14	0.29	0.53 (3)	(0.27)	(0.04)	14.65	5.82	669,537	0.63	0.77	1.98	408

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated									Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
Extended-Duration Bond Fund
Institutional Class
2018	$17.94	$0.54	$(1.09)	$(0.53)	$(0.13)	$16.73	(3.07)%	$108,206	0.55%	0.56%	3.16%	45%
2017	16.90	0.59	1.13	(0.56)	(0.12)	17.94	10.38	122,526	0.57	0.58	3.37	93
2016	17.37	0.70	0.63 (3)	(0.98)	(0.82)	16.90	7.65	115,558	0.56	0.57	3.81	50
2015	21.26	0.78	(1.74)(3)	(1.42)	(1.51)	17.37	(5.01)	148,920	0.60	0.60	4.09	42
2014	21.85	0.96	2.70 (3)	(2.42)	(1.83)	21.26	17.47	56,216	0.56	0.57	4.19	48
Investor Class
2018	$17.95	$0.49	$(1.09)	$(0.48)	$(0.13)	$16.74	(3.34)%	$112,211	0.82%	0.83%	2.89%	45%
2017	16.90	0.54	1.15	(0.52)	(0.12)	17.95	10.13	125,072	0.85	0.85	3.09	93
2016	16.76	0.64	0.56 (3)	(0.34)	(0.72)	16.90	7.23	119,443	0.84	0.85	3.51	50
2015	18.30	0.66	(1.60)(3)	(0.27)	(0.33)	16.76	(5.30)	106,918	0.82	0.85	3.65	42
2014	16.39	0.71	2.10 (3)	(0.50)	(0.40)	18.30	17.32	245,417	0.75	0.83	3.99	48

Global Bond Fund
Institutional Class
2018	$10.08	$0.43	$(0.88)	$(0.31)	$ —	$ 9.32	(4.51)%	$409,257	0.53%	0.55%	4.50%	23%
2017	9.68	0.42	0.35	(0.37)	—	10.08	8.09	405,411	0.56	0.58	4.18	31
2016	9.08	0.45	0.56 (3)	(0.41)	—	9.68	11.24	338,475	0.59	0.60	4.73	28
2015(4)	10.09	0.27	(1.02)(3)	(0.26)	—	9.08	(7.54)	311,374	0.59	0.62	4.15	30
Investor Class
2018	$10.07	$0.41	$(0.88)	$(0.29)	$ —	$ 9.31	(4.73)%	$114,418	0.80%	0.82%	4.22%	23%
2017	9.68	0.39	0.35	(0.35)	—	10.07	7.69	123,120	0.83	0.85	3.89	31
2016	9.08	0.42	0.56 (3)	(0.38)	—	9.68	10.91	89,412	0.88	0.89	4.42	28
2015	10.03	0.33	(0.92)(3)	(0.36)	—	9.08	(6.00)	78,636	0.82	0.84	3.35	30
2014	10.09	0.37	(0.07)(3)	(0.36)	—	10.03	2.90	401,321	0.79	0.82	3.64	57

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	Inception date was May 1, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

Defensive Market Strategies Fund (Unaudited)
The Fund combines multiple investment strategies that in aggregate seek to provide long-term capital appreciation with reduced volatility compared to the equity markets.
The Investor Class of the Fund underperformed its composite benchmark of 50% S&P 500® Index and 50% FTSE 3-Month Treasury Bill Index (-1.69% versus -1.03%). In a volatile year for U.S. equities, the Fund outperformed its primary broad-based market index, represented by the S&P 500® Index, by 2.69%, net of fees. The Fund’s relative outperformance to the S&P 500® Index was due to the Fund’s materially lower market sensitivity and volatility compared to the S&P 500® Index.
The Fund allocated its assets among three of its four principal investment strategies – long only equity, options equity and convertible bond. For the calendar year 2018, the long only equity and options equity strategies contributed negatively to absolute returns while the convertible bond strategy was a positive contributor.
The long only equity strategy was the largest detractor to benchmark-relative underperformance, as it had a higher risk profile than the Fund’s benchmark. While detracting from benchmark relative performance, the long only equity strategy outperformed the S&P 500® Index for the year due to its higher quality and lower beta orientation.
The options equity strategy performed similarly to the Fund’s benchmark while having a lower risk profile. The increase in equity volatility throughout 2018, which was punctuated by three large drawdowns in February, October and December, led to negative absolute returns from put option selling and equity exposure.
The convertible bond strategy outperformed the Fund’s benchmark and the broader convertible bond market, as measured by the Thomson Reuters US Focus All-Cap Convertible Bond Index, due mostly to its conservative positioning. The convertible bond strategy was able to generate a slight positive absolute return due primary to positive security selection.
Some of the underlying strategies may utilize derivative instruments within the Fund. During 2018, the Fund sold equity options in order to hedge (reduce) equity exposure and/or to collect the option premium from selling. The use of equity options contributed negatively to absolute performance during 2018. Exchange listed equity index futures were used to provide market exposure for a portion of the cash in the Fund and detracted from absolute performance. In addition, currency forwards were used to hedge foreign currency exposure back to the U.S. dollar and also contributed positively to the Fund’s absolute performance.
This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of equities at a slightly lower risk level than an all equity portfolio. In addition to the interest and credit rate risks associated with fixed-income securities, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing fixed-income securities decrease and vice versa. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leverage so small changes in value of the underlying instruments may produce disproportionate losses to the Fund. Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. Short sales expose the Fund to the risk that it will required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund. The use of leverage may magnify the Fund’s gains or losses, and leverage also creates interest expense that may lower the Fund’s overall returns. It is possible to lose money by investing in the Fund.

Defensive Market Strategies Fund (Unaudited)
At December 31, 2018, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Corporate Bonds	23.7
U.S. Treasury Obligations	21.1
Financials	8.6
Health Care	6.9
Information Technology	6.5
Money Market Funds	6.3
Industrials	5.9
Consumer Staples	4.8
Utilities	4.8
Consumer Discretionary	2.7
Energy	2.7
Foreign Bonds	2.1
Communication Services	1.8
Materials	1.6
Equity-Linked Securities	1.3
Mutual Funds	1.3
Real Estate	1.0
Synthetic Convertible Instrument	0.1
Written Options	(0.2)
103.0

Defensive Market Strategies Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Investor Class*	Benchmark**
One Year	(1.51)%	(1.69)%	(1.03)%
Five Year	7.05%	6.79%	4.63%
Ten Year	N/A	N/A	N/A
Since Inception	8.82%	8.55%	6.56%
Inception Date	09/01/11	09/01/11
Total Fund Operating Expenses (May 1, 2018 Prospectus)(1)	0.69%	0.97%
(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since September 1, 2011 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Represents a weighted composite benchmark index as a reference benchmark consisting of 50% S&P 500® Index and 50% FTSE 3-Month Treasury Bill Index.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

DEFENSIVE MARKET STRATEGIES FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Shares	Value
COMMON STOCKS — 39.9%
Communication Services — 1.8%
Activision Blizzard, Inc.	6,185	$ 288,035
Alphabet, Inc. Class A*	3,054	3,191,308
Alphabet, Inc. Class C*	566	586,155
AT&T, Inc.	19,889	567,632
Cable One, Inc.	120	98,412
CBS Corporation Class B (Non-Voting Shares)	817	35,719
CenturyLink, Inc.	2,272	34,421
Charter Communications, Inc. Class A*	375	106,864
Comcast Corporation Class A	8,825	300,491
Discovery, Inc. Class A*	454	11,232
Discovery, Inc. Class C*	631	14,564
Electronic Arts, Inc.*	5,600	441,896
Facebook, Inc. Class A*	18,781	2,462,001
Interpublic Group of Cos., Inc. (The)	849	17,515
Netflix, Inc.*	3,379	904,423
News Corporation Class A	567	6,435
Omnicom Group, Inc.	506	37,059
Take-Two Interactive Software, Inc.*	175	18,015
TripAdvisor, Inc.*	203	10,950
Twenty-First Century Fox, Inc. Class A	2,177	104,757
Twenty-First Century Fox, Inc. Class B	766	36,600
Twitter, Inc.*	1,120	32,189
Verizon Communications, Inc.	118,887	6,683,827
Walt Disney Co. (The)	19,301	2,116,355
		18,106,855
Consumer Discretionary — 2.4%
Advance Auto Parts, Inc.	152	23,934
Amazon.com, Inc.*	1,377	2,068,213
AutoZone, Inc.*	38	31,857
Best Buy Co., Inc.	8,948	473,886
Booking Holdings, Inc.*	614	1,057,566
BorgWarner, Inc.	232	8,060
CarMax, Inc.*	253	15,871
Carnival Corporation	41,856	2,063,501
Chipotle Mexican Grill, Inc.*	55	23,748
Cracker Barrel Old Country Store, Inc.Δ	1,400	223,804
D.R. Horton, Inc.	870	30,154
Darden Restaurants, Inc.	10,008	999,399
Dollar General Corporation	458	49,501
Dollar Tree, Inc.*	490	44,257
Domino’s Pizza, Inc.	2,436	604,104
eBay, Inc.*	770	21,614
Expedia Group, Inc.	332	37,400
Foot Locker, Inc.	320	17,024
Ford Motor Co.	7,983	61,070
Gap, Inc. (The)	503	12,957
General Motors Co.	2,563	85,732
Genuine Parts Co.	27,728	2,662,442
Goodyear Tire & Rubber Co. (The)	280	5,715
H&R Block, Inc.	774	19,636
Hanesbrands, Inc.	827	10,362
	Shares	Value
Harley-Davidson, Inc.	372	$ 12,693
Hasbro, Inc.	1,294	105,137
Hilton Worldwide Holdings, Inc.	368	26,422
Home Depot, Inc. (The)	14,632	2,514,070
Kohl’s Corporation	339	22,489
L Brands, Inc.	411	10,550
Leggett & Platt, Inc.	135	4,838
Lennar Corporation Class A	374	14,642
LKQ Corporation*	551	13,075
Lowe’s Cos., Inc.	2,496	230,530
Lululemon Athletica, Inc.*	9,625	1,170,496
Macy’s, Inc.	736	21,918
Marriott International, Inc. Class A	619	67,199
Mattel, Inc.*	1,029	10,280
McDonald’s Corporation	17,340	3,079,064
Michael Kors Holdings, Ltd.*	280	10,618
Mohawk Industries, Inc.*	105	12,281
Newell Brands, Inc.	2,917	54,227
NIKE, Inc. Class B	18,461	1,368,698
Nordstrom, Inc.	287	13,377
Norwegian Cruise Line Holdings, Ltd.*	444	18,821
O’Reilly Automotive, Inc.*	165	56,814
Pool Corporation	454	67,487
PulteGroup, Inc.	555	14,424
PVH Corporation	138	12,827
Ralph Lauren Corporation	137	14,174
Ross Stores, Inc.	5,774	480,397
Royal Caribbean Cruises, Ltd.	380	37,160
Starbucks Corporation	22,095	1,422,918
Tapestry, Inc.	641	21,634
Target Corporation	964	63,711
Tiffany & Co.	162	13,043
TJX Cos., Inc. (The)	17,082	764,249
Tractor Supply Co.	240	20,026
Ulta Beauty, Inc.*	534	130,745
Under Armour, Inc. Class A*	210	3,711
Under Armour, Inc. Class C*	211	3,412
VF Corporation	555	39,594
Whirlpool Corporation	160	17,099
Yum! Brands, Inc.	13,566	1,246,987
		23,863,644
Consumer Staples — 4.2%
Archer-Daniels-Midland Co.	1,013	41,503
Campbell Soup Co.	418	13,790
Church & Dwight Co., Inc.	655	43,073
Clorox Co. (The)	4,379	674,979
Coca-Cola Co. (The)	71,387	3,380,174
Colgate-Palmolive Co.	42,573	2,533,945
Conagra Brands, Inc.	599	12,795
Costco Wholesale Corporation	7,902	1,609,716
Coty, Inc. Class A	3,613	23,701
Estee Lauder Cos., Inc. (The) Class A	10,900	1,418,090
Flowers Foods, Inc.Δ	26,461	488,735
General Mills, Inc.	1,045	40,692
Hershey Co. (The)	31,587	3,385,495
Hormel Foods CorporationΔ	20,100	857,868

See Notes to Financial Statements.

	Shares	Value
Ingredion, Inc.	10,020	$ 915,828
J.M. Smucker Co. (The)	250	23,373
Kellogg Co.	848	48,344
Kimberly-Clark Corporation	1,630	185,722
Kraft Heinz Co. (The)	1,315	56,598
Kroger Co. (The)	1,673	46,007
Lamb Weston Holdings, Inc.	13,987	1,028,884
McCormick & Co., Inc. (Non-Voting Shares)	9,381	1,306,210
Mondelez International, Inc. Class A	27,090	1,084,413
Monster Beverage Corporation*	15,348	755,429
PepsiCo, Inc.	55,219	6,100,595
Procter & Gamble Co. (The)	110,683	10,173,981
Sysco Corporation	28,529	1,787,627
Tyson Foods, Inc. Class A	661	35,297
Walgreens Boots Alliance, Inc.	1,718	117,391
Walmart, Inc.	47,213	4,397,891
		42,588,146
Energy — 1.5%
Anadarko Petroleum Corporation	970	42,525
Apache Corporation	795	20,869
Baker Hughes a GE Co.	56,084	1,205,806
Cabot Oil & Gas Corporation	793	17,723
Chevron Corporation	68,379	7,438,951
Cimarex Energy Co.	158	9,741
Concho Resources, Inc.*	1,258	129,310
ConocoPhillips	14,468	902,080
Devon Energy Corporation	909	20,489
EOG Resources, Inc.	13,827	1,205,853
Exxon Mobil Corporation	23,850	1,626,331
Halliburton Co.	1,400	37,212
Helmerich & Payne, Inc.Δ	8,351	400,347
Hess Corporation	541	21,910
HollyFrontier Corporation	313	16,001
Kinder Morgan, Inc.	1,482	22,793
Marathon Oil Corporation	49,988	716,828
Marathon Petroleum Corporation	2,161	127,521
National Oilwell Varco, Inc.	635	16,319
Newfield Exploration Co.*	284	4,163
Noble Energy, Inc.	607	11,387
Occidental Petroleum Corporation	1,528	93,789
ONEOK, Inc.	903	48,717
Phillips 66	752	64,785
Pioneer Natural Resources Co.	361	47,479
RPC, Inc.Δ	22,206	219,173
Valero Energy Corporation	5,717	428,603
Williams Cos., Inc. (The)	1,532	33,781
		14,930,486
Financials — 6.7%
Affiliated Managers Group, Inc.	93	9,062
Aflac, Inc.	43,294	1,972,475
Alleghany Corporation	1,248	777,903
Allstate Corporation (The)	27,618	2,282,075
American Express Co.	9,691	923,746
American Financial Group, Inc.	9,156	828,893
American International Group, Inc.	1,829	72,081
Ameriprise Financial, Inc.	269	28,076
	Shares	Value
Arch Capital Group, Ltd.*	24,987	$ 667,653
Arthur J. Gallagher & Co.	451	33,239
Assurant, Inc.	75	6,708
Bank of America Corporation	18,205	448,571
Bank of Hawaii CorporationΔ	4,834	325,425
Bank of New York Mellon Corporation (The)	93,465	4,399,398
BB&T Corporation	11,072	479,639
Berkshire Hathaway, Inc. Class B*	3,599	734,844
BlackRock, Inc.	5,080	1,995,526
Brighthouse Financial, Inc.*	405	12,344
Capital One Financial Corporation	901	68,107
Capitol Federal Financial, Inc.	288,700	3,686,699
Cboe Global Markets, Inc.	2,562	250,640
Charles Schwab Corporation (The)	2,042	84,804
Cincinnati Financial Corporation	334	25,858
Citigroup, Inc.	4,997	260,144
Citizens Financial Group, Inc.	836	24,854
CME Group, Inc.	14,026	2,638,571
Comerica, Inc.	302	20,744
Commerce Bancshares, Inc.Δ	13,589	766,012
Credit Acceptance CorporationΔ*	943	360,000
Discover Financial Services	9,426	555,945
E*TRADE Financial Corporation	326	14,305
East West Bancorp, Inc.	7,479	325,561
Erie Indemnity Co. Class A	1,630	217,295
Everest Re Group, Ltd.	3,814	830,537
Fidelity National Financial, Inc.	42,598	1,339,281
Fifth Third Bancorp	1,381	32,495
Franklin Resources, Inc.	595	17,648
Goldman Sachs Group, Inc. (The)	615	102,736
Hartford Financial Services Group, Inc. (The)	633	28,137
Huntington Bancshares, Inc.	1,372	16,354
Intercontinental Exchange, Inc.	5,078	382,526
Invesco, Ltd.	816	13,660
Jefferies Financial Group, Inc.	558	9,687
JPMorgan Chase & Co.	55,381	5,406,293
KeyCorp	1,880	27,786
Legg Mason, Inc.	44,300	1,130,093
Lincoln National Corporation	388	19,908
Loews Corporation	373	16,979
M&T Bank Corporation	7,078	1,013,074
Markel Corporation*	1,365	1,416,938
MarketAxess Holdings, Inc.	282	59,589
Marsh & McLennan Cos., Inc.	51,606	4,115,578
MetLife, Inc.	7,346	301,627
Moody’s Corporation	247	34,590
Morgan Stanley	2,432	96,429
Nasdaq, Inc.	251	20,474
Northern Trust Corporation	10,470	875,187
People’s United Financial, Inc.	674	9,726
PNC Financial Services Group, Inc. (The)	69,529	8,128,635
Principal Financial Group, Inc.	631	27,871
Progressive Corporation (The)	44,447	2,681,488
Prudential Financial, Inc.	855	69,725
Raymond James Financial, Inc.	240	17,858
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Regions Financial Corporation	2,436	$ 32,594
RenaissanceRe Holdings, Ltd.	3,581	478,780
S&P Global, Inc.	1,008	171,300
SEI Investments Co.	5,739	265,142
State Street Corporation	650	40,996
SunTrust Banks, Inc.	31,360	1,581,798
SVB Financial Group*	1,969	373,952
Synchrony Financial	1,366	32,046
T. Rowe Price Group, Inc.	7,764	716,772
Torchmark Corporation	219	16,322
Travelers Cos., Inc. (The)	17,969	2,151,788
U.S. Bancorp	75,531	3,451,767
Unum Group	295	8,667
W.R. Berkley Corporation	6,388	472,137
Wells Fargo & Co.	99,285	4,575,053
Zions Bancorp NA	159	6,478
		67,915,698
Health Care — 5.5%
Abbott Laboratories	16,004	1,157,569
AbbVie, Inc.	3,024	278,783
ABIOMED, Inc.*	2,869	932,540
Agilent Technologies, Inc.	9,877	666,302
Alexion Pharmaceuticals, Inc.*	484	47,122
Align Technology, Inc.*	4,651	974,059
Amgen, Inc.	3,173	617,688
Anthem, Inc.	6,078	1,596,265
Baxter International, Inc.	9,958	655,436
Becton, Dickinson and Co.	3,267	736,120
Biogen, Inc.*	1,998	601,238
Boston Scientific Corporation*	2,122	74,991
Bristol-Myers Squibb Co.	71,842	3,734,347
Cardinal Health, Inc.	35,750	1,594,450
Celgene Corporation*	1,539	98,635
Centene Corporation*	305	35,167
Cerner Corporation*	527	27,636
Chemed Corporation	1,877	531,717
Cigna Corporation	5,121	972,558
CVS Health Corporation	2,550	167,077
Danaher Corporation	8,849	912,509
DaVita, Inc.*	265	13,637
DENTSPLY SIRONA, Inc.	472	17,563
Edwards Lifesciences Corporation*	3,584	548,961
Eli Lilly & Co.	48,027	5,557,684
Gilead Sciences, Inc.	2,517	157,438
HCA Healthcare, Inc.	500	62,225
Henry Schein, Inc.Δ*	13,384	1,050,912
Hologic, Inc.*	508	20,879
Humana, Inc.	5,750	1,647,260
IDEXX Laboratories, Inc.*	1,453	270,287
Illumina, Inc.*	3,650	1,094,745
Intuitive Surgical, Inc.*	4,719	2,260,023
IQVIA Holdings, Inc.*	250	29,043
Johnson & Johnson	99,945	12,897,902
Laboratory Corporation of America Holdings*	237	29,947
McKesson Corporation	399	44,078
Mettler-Toledo International, Inc.*	2,038	1,152,652
	Shares	Value
Nektar Therapeutics*	1,189	$ 39,082
PerkinElmer, Inc.	318	24,979
Premier, Inc. Class A*	3,918	146,337
Quest Diagnostics, Inc.	31,365	2,611,764
Regeneron Pharmaceuticals, Inc.*	143	53,411
ResMed, Inc.	4,509	513,440
Stryker Corporation	11,784	1,847,142
Thermo Fisher Scientific, Inc.	9,901	2,215,745
UnitedHealth Group, Inc.	13,209	3,290,626
Universal Health Services, Inc. Class B	174	20,281
Varian Medical Systems, Inc.*	4,093	463,778
Vertex Pharmaceuticals, Inc.*	2,108	349,317
Waters Corporation*	589	111,115
WellCare Health Plans, Inc.*	60	14,165
Zimmer Biomet Holdings, Inc.	334	34,642
Zoetis, Inc.	12,037	1,029,645
		56,032,914
Industrials — 5.1%
3M Co.	30,151	5,744,972
Alaska Air Group, Inc.	219	13,326
American Airlines Group, Inc.	801	25,720
AMETEK, Inc.	278	18,821
Arconic, Inc.	1,067	17,990
Boeing Co. (The)	6,928	2,234,280
C.H. Robinson Worldwide, Inc.	2,486	209,048
Caterpillar, Inc.	1,105	140,412
Cintas CorporationΔ	4,601	772,922
Copart, Inc.*	5,734	273,971
CSX Corporation	1,596	99,160
Cummins, Inc.	798	106,645
Curtiss-Wright Corporation	795	81,185
Deere & Co.	5,724	853,849
Delta Air Lines, Inc.	1,312	65,469
Dover Corporation	3,261	231,368
Emerson Electric Co.	10,204	609,689
Equifax, Inc.	234	21,792
Expeditors International of Washington, Inc.	8,970	610,767
Fastenal Co.	713	37,283
FedEx Corporation	2,361	380,900
Flowserve Corporation	291	11,064
Fluor Corporation	406	13,073
Fortive Corporation	3,879	262,453
Fortune Brands Home & Security, Inc.	191	7,256
General Dynamics Corporation	5,821	915,119
General Electric Co.	17,028	128,902
GrafTech International, Ltd.Δ	5,421	62,016
Harris Corporation	191	25,718
Honeywell International, Inc.	15,834	2,091,988
Hubbell, Inc.	45,700	4,539,838
Huntington Ingalls Industries, Inc.	227	43,200
IDEX Corporation	1,348	170,199
IHS Markit, Ltd.*	500	23,985
Illinois ToolWorks, Inc.	11,938	1,512,425
J.B. Hunt Transport Services, Inc.	166	15,445
Jacobs Engineering Group, Inc.	78	4,560

See Notes to Financial Statements.

	Shares	Value
Kansas City Southern	154	$ 14,699
L3 Technologies, Inc.	139	24,139
Landstar System, Inc.	8,170	781,624
Lockheed Martin Corporation	4,901	1,283,278
Masco Corporation	401	11,725
Norfolk Southern Corporation	17,856	2,670,186
Northrop Grumman Corporation	317	77,633
PACCAR, Inc.	655	37,427
Parker-Hannifin Corporation	254	37,882
Quanta Services, Inc.	139	4,184
Raytheon Co.	25,113	3,851,079
Republic Services, Inc.	102,351	7,378,484
Robert Half International, Inc.	7,443	425,740
Rockwell Automation, Inc.	3,263	491,016
Rollins, Inc.	36,843	1,330,032
Roper Technologies, Inc.	165	43,976
Snap-on, Inc.	112	16,272
Southwest Airlines Co.	14,199	659,970
Stanley Black & Decker, Inc.	256	30,653
Teledyne Technologies, Inc.*	5,042	1,044,047
Textron, Inc.	272	12,509
TransDigm Group, Inc.*	70	23,804
Union Pacific Corporation	7,318	1,011,567
United Continental Holdings, Inc.*	462	38,683
United Parcel Service, Inc. Class B	27,453	2,677,491
United Rentals, Inc.*	123	12,611
United Technologies Corporation	6,183	658,366
Verisk Analytics, Inc.*	707	77,091
W.W. Grainger, Inc.	77	21,742
Waste Management, Inc.	45,357	4,036,319
Xylem, Inc.	293	19,549
		51,180,588
Information Technology — 6.2%
Adobe, Inc.*	9,203	2,082,087
Advanced Micro Devices, Inc.*	1,790	33,043
Akamai Technologies, Inc.*	6,025	368,007
Alliance Data Systems Corporation	101	15,158
Amdocs, Ltd.	1,249	73,166
Amphenol Corporation Class A	6,664	539,917
Analog Devices, Inc.	634	54,416
ANSYS, Inc.Δ*	1,340	191,540
Apple, Inc.	16,824	2,653,818
Applied Materials, Inc.	70,405	2,305,060
Autodesk, Inc.*	417	53,630
Automatic Data Processing, Inc.	49,082	6,435,632
Broadcom, Inc.	787	200,118
Broadridge Financial Solutions, Inc.	3,582	344,768
Cadence Design Systems, Inc.*	3,618	157,311
Cisco Systems, Inc.	166,027	7,193,950
Citrix Systems, Inc.	271	27,767
Cognizant Technology Solutions Corporation Class A	20,370	1,293,088
Corning, Inc.	1,580	47,732
Dolby Laboratories, Inc. Class A	2,230	137,903
DXC Technology Co.	501	26,638
F5 Networks, Inc.*	7,827	1,268,209
	Shares	Value
Fidelity National Information Services, Inc.	549	$ 56,300
Fiserv, Inc.*	7,396	543,532
FleetCor Technologies, Inc.*	133	24,701
FLIR Systems, Inc.	19,638	855,039
Fortinet, Inc.*	2,034	143,255
Gartner, Inc.*	125	15,980
Global Payments, Inc.	200	20,626
Hewlett Packard Enterprise Co.	3,316	43,804
HP, Inc.	2,972	60,807
Intel Corporation	42,831	2,010,059
International Business Machines Corporation	8,101	920,841
Intuit, Inc.	13,910	2,738,183
Jack Henry & Associates, Inc.	6,869	869,066
Juniper Networks, Inc.	762	20,505
KLA-Tencor Corporation	1,433	128,239
Lam Research Corporation	290	39,489
Manhattan Associates, Inc.*	1,564	66,267
Mastercard, Inc. Class A	16,818	3,172,716
Maxim Integrated Products, Inc.	76,200	3,874,770
Microchip Technology, Inc.	461	33,155
Micron Technology, Inc.*	2,018	64,031
Microsoft Corporation	68,902	6,998,376
Motorola Solutions, Inc.	226	25,999
National Instruments Corporation	4,818	218,641
NetApp, Inc.	478	28,522
NVIDIA Corporation	4,847	647,074
Oracle Corporation	59,166	2,671,345
Paychex, Inc.	56,319	3,669,183
PayPal Holdings, Inc.*	4,104	345,105
Qorvo, Inc.*	254	15,425
QUALCOMM, Inc.	2,850	162,194
Red Hat, Inc.*	321	56,380
salesforce.com, Inc.*	1,344	184,088
Skyworks Solutions, Inc.	4,409	295,491
Symantec Corporation	1,116	21,087
Texas Instruments, Inc.	26,098	2,466,261
Total System Services, Inc.	261	21,217
VeriSign, Inc.*	1,528	226,587
Visa, Inc. Class AΔ	24,939	3,290,452
Western Digital Corporation	642	23,735
Western Union Co. (The)	864	14,740
Xerox Corporation	523	10,334
Xilinx, Inc.	6,231	530,694
		63,127,253
Materials — 1.0%
Air Products & Chemicals, Inc.	4,821	771,601
Albemarle Corporation	215	16,570
Ball Corporation	452	20,783
Bemis Co., Inc.Δ	79,100	3,630,690
CF Industries Holdings, Inc.	530	23,060
DowDuPont, Inc.	53,385	2,855,030
Eastman Chemical Co.	225	16,450
Ecolab, Inc.	7,513	1,107,041
FMC Corporation	211	15,606
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Freeport-McMoRan, Inc.	2,471	$ 25,476
International Flavors & Fragrances, Inc.	127	17,052
International Paper Co.	7,498	302,619
Martin Marietta Materials, Inc.	107	18,390
Mosaic Co. (The)	713	20,827
Newmont Mining Corporation	1,042	36,105
Nucor Corporation	550	28,495
Packaging Corporation of America	176	14,689
PPG Industries, Inc.	6,306	644,662
Sealed Air Corporation	225	7,839
Sherwin-Williams Co. (The)	1,781	700,752
Vulcan Materials Co.	331	32,703
WestRock Co.	597	22,543
		10,328,983
Real Estate — 0.7%
Alexandria Real Estate Equities, Inc. REIT	172	19,821
American Tower Corporation REIT	763	120,699
Apartment Investment & Management Co. Class A REIT	481	21,106
AvalonBay Communities, Inc. REIT	351	61,092
Boston Properties, Inc. REIT	2,857	321,555
CBRE Group, Inc. Class A*	534	21,381
Crown Castle International Corporation REIT	826	89,728
Digital Realty Trust, Inc. REIT	362	38,571
Equinix, Inc. REIT	132	46,538
Equity Residential REIT	647	42,709
Essex Property Trust, Inc. REIT	109	26,728
Extra Space Storage, Inc. REIT	205	18,549
Federal Realty Investment Trust REIT	105	12,394
HCP, Inc. REIT	1,147	32,036
Host Hotels & Resorts, Inc. REIT	1,879	31,323
Iron Mountain, Inc. REIT	754	24,437
Kimco Realty Corporation REIT	934	13,683
Macerich Co. (The) REIT	275	11,902
Mid-America Apartment Communities, Inc. REIT	202	19,332
Prologis, Inc. REIT	1,007	59,131
Public Storage REIT	13,077	2,646,916
Realty Income Corporation REIT	579	36,500
Regency Centers Corporation REIT	625	36,675
SBA Communications Corporation REIT*	154	24,931
Simon Property Group, Inc. REIT	677	113,729
SL Green Realty Corporation REIT	174	13,760
UDR, Inc. REIT	300	11,886
Ventas, Inc. REIT	810	47,458
Vornado Realty Trust REIT	299	18,547
Welltower, Inc. REIT	825	57,263
Weyerhaeuser Co. REIT	133,207	2,911,905
		6,952,285
Utilities — 4.8%
AES Corporation	1,420	20,533
Alliant Energy Corporation	4,100	173,225
	Shares	Value
Ameren Corporation	32,091	$ 2,093,296
American Electric Power Co., Inc.	29,986	2,241,154
American Water Works Co., Inc.	25,822	2,343,863
Aqua America, Inc.	15,173	518,765
Atmos Energy Corporation	66,679	6,182,477
CenterPoint Energy, Inc.	1,091	30,799
CMS Energy Corporation	8,819	437,863
Consolidated Edison, Inc.	18,667	1,427,279
Dominion Energy, Inc.	14,558	1,040,315
DTE Energy Co.	9,627	1,061,858
Duke Energy Corporation	18,867	1,628,222
Edison International	820	46,551
Entergy Corporation	480	41,314
Evergy, Inc.	31,489	1,787,630
Eversource Energy	76,678	4,987,137
Exelon Corporation	6,555	295,630
FirstEnergy Corporation	1,116	41,906
NextEra Energy, Inc.	17,846	3,101,992
NiSource, Inc.	357	9,050
NRG Energy, Inc.	569	22,532
OGE Energy CorporationΔ	3,485	136,577
ONE Gas, Inc.	61,042	4,858,943
PG&E Corporation*	1,381	32,799
Pinnacle West Capital Corporation	48,103	4,098,375
PPL Corporation	6,836	193,664
Public Service Enterprise Group, Inc.	11,028	574,007
SCANA Corporation	365	17,440
Sempra EnergyΔ	2,631	284,648
Southern Co. (The)	18,676	820,250
Spire, Inc.	59,222	4,387,166
UGI Corporation	25,294	1,349,435
WEC Energy Group, Inc.	21,216	1,469,420
Xcel Energy, Inc.	25,599	1,261,263
		49,017,378
Total Common Stocks (Cost $347,562,486)		404,044,230
FOREIGN COMMON STOCKS — 5.5%
Curacao — 0.5%
Schlumberger, Ltd.	130,092	4,693,719
France — 0.9%
Sodexo SA	14,900	1,527,915
TOTAL SA	151,723	8,027,776
		9,555,691
Ireland — 1.8%
Accenture PLC Class A	18,269	2,576,112
Allegion PLC	156	12,435
Eaton Corporation PLC	916	62,893
Ingersoll-Rand PLC	551	50,268
Johnson Controls International PLC	1,898	56,276
Linde PLC	15,648	2,441,714
Medtronic PLC	148,820	13,536,667
Pentair PLC	294	11,107
Seagate Technology PLC	660	25,469

See Notes to Financial Statements.

	Shares	Value
Willis Towers Watson PLC	205	$ 31,131
		18,804,072
Japan — 0.1%
Honda Motor Co., Ltd.	24,300	640,185
Toyota Motor Corporation	4,500	260,490
		900,675
Jersey — 0.1%
Aptiv PLC	6,899	424,771
Janus Henderson Group PLC	50,200	1,040,144
		1,464,915
Netherlands — 0.2%
LyondellBasell Industries NV Class A	7,370	612,889
Mylan NV*	4,025	110,285
Unilever NV CVA	17,800	967,100
		1,690,274
Sweden — 0.2%
Atlas Copco AB, B Shares	94,400	2,068,472
Switzerland — 1.5%
ABB, Ltd.	57,000	1,088,478
Chubb, Ltd.	56,048	7,240,281
Garmin, Ltd.	9,459	598,944
Nestle SA	67,500	5,478,488
Roche Holding AG	1,600	397,214
TE Connectivity, Ltd.	617	46,664
		14,850,069
United Kingdom — 0.2%
Aon PLC	9,318	1,354,465
Nielsen Holdings PLC	803	18,734
Smiths Group PLC	36,300	631,095
TechnipFMC PLC	1,083	21,205
		2,025,499
Total Foreign Common Stocks (Cost $59,057,757)		56,053,386
PREFERRED STOCKS — 1.9%
Bank of America Corporation, 7.25%, 12/28/18 CONVΔ	5,523	6,917,558
International Flavors & Fragrances, Inc., 6.00%, 03/13/19 CONVΔ	46,978	2,381,785
Stanley Black & Decker, Inc., 5.38%, 10/31/18 CONVΔ	54,805	4,981,226
Wells Fargo & Co., 7.50%, 11/29/18 CONV	1,798	2,269,022
Welltower, Inc. REIT, 6.50%, 12/28/18 CONV	42,585	2,689,243
Total Preferred Stocks (Cost $20,590,200)		19,238,834
MUTUAL FUNDS — 1.3%
iShares Russell 1000 Value ETFΔ (Cost $13,782,538)	114,907	12,760,423
SYNTHETIC CONVERTIBLE INSTRUMENT — 0.1%
Goldman Sachs International CONV††† (Cost $1,017,244)	5,100	925,512

	Par	Value
CORPORATE BONDS — 23.7%
Advanced Micro Devices, Inc.
2.13%, 09/01/26 CONV	$ 185,000	$ 450,244
Akamai Technologies, Inc.
0.13%, 05/01/25 144A CONV	5,508,000	5,064,881
Allscripts Healthcare Solutions, Inc.
1.25%, 07/01/20 CONV	4,626,000	4,470,465
Arconic, Inc.
1.63%, 10/15/19 CONV	1,298,000	1,294,755
Ares Capital Corporation
3.75%, 02/01/22 CONV	4,376,000	4,383,877
Atlassian, Inc.
0.63%, 05/01/23 144A CONV	2,515,000	3,200,979
Bank of America Corporation
(Variable, ICE LIBOR USD 3M + 2.93%), 5.88%, 03/15/28^	1,250,000	1,139,062
BioMarin Pharmaceutical, Inc.
0.60%, 08/01/24 CONVΔ	5,139,000	5,123,064
Blackstone Mortgage Trust, Inc. REIT
4.75%, 03/15/23 CONV	5,675,000	5,543,488
BofA Finance LLC
0.25%, 05/01/23 CONV	1,340,000	1,182,550
Booking Holdings, Inc.
0.35%, 06/15/20 CONV	1,662,000	2,242,643
Chart Industries, Inc.
1.00%, 11/15/24 144A CONV	933,000	1,162,378
Chegg, Inc.
0.25%, 05/15/23 144A CONV	990,000	1,199,242
Chesapeake Energy Corporation
5.50%, 09/15/26 CONV	2,103,000	1,697,882
Citigroup, Inc.
(Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 01/30/23^	2,600,000	2,376,010
Citrix Systems, Inc.
0.50%, 04/15/19 CONV	338,000	480,760
Cypress Semiconductor Corporation
2.00%, 02/01/23 CONVΔ	2,171,000	2,081,555
DexCom, Inc.
0.75%, 05/15/22 CONVΔ	420,000	567,562
0.75%, 12/01/23 144A CONV	3,455,000	3,498,378
DISH Network Corporation
3.38%, 08/15/26 CONV	4,872,000	3,946,398
DocuSign, Inc.
0.50%, 09/15/23 144A CONV	1,364,000	1,253,007
Dycom Industries, Inc.
0.75%, 09/15/21 CONV	2,313,000	2,159,132
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Empire State Realty OP LP REIT
2.63%, 08/15/19 144A CONV	$1,332,000	$1,327,552
Envestnet, Inc.
1.75%, 06/01/23 144A CONV	2,621,000	2,628,842
Euronet Worldwide, Inc.
1.50%, 10/01/44 CONV	270,000	384,226
Evolent Health, Inc.
1.50%, 10/15/25 144A CONV	830,000	766,913
Exact Sciences Corporation
1.00%, 01/15/25 CONV	2,572,000	2,830,743
Extra Space Storage LP REIT
3.13%, 10/01/35 144A CONV	4,345,000	4,709,850
FireEye, Inc.
0.88%, 06/01/24 144A CONV	1,347,000	1,357,631
Five9, Inc.
0.13%, 05/01/23 144A CONV	567,000	693,776
Goldman Sachs Group, Inc. (The)
(Variable, ICE LIBOR USD 3M + 3.83%), 5.30%, 11/10/26Δ^	2,223,000	1,995,142
Greenbrier Cos., Inc. (The)
2.88%, 02/01/24 CONV	1,174,000	1,159,494
Herbalife Nutrition, Ltd.
2.63%, 03/15/24 144A CONV	1,206,000	1,356,508
HubSpot, Inc.
0.25%, 06/01/22 CONV	274,000	392,422
IAC FinanceCo, Inc.
0.88%, 10/01/22 144A CONV	1,396,000	1,857,759
IH Merger Sub LLC REIT
3.50%, 01/15/22 CONV	2,456,000	2,528,678
Illumina, Inc.
0.50%, 06/15/21 CONV	495,000	652,267
0.00%, 08/15/23 144AΩ CONVΔ	2,630,000	2,710,878
Insulet Corporation
1.38%, 11/15/24 144A CONV	1,883,000	2,004,482
Intel Corporation
3.25%, 08/01/39 CONV	1,042,000	2,383,575
InterDigital, Inc.
1.50%, 03/01/20 CONV	554,000	583,404
Ionis Pharmaceuticals, Inc.
1.00%, 11/15/21 CONV	1,433,000	1,540,623
Jazz Investments I, Ltd.
1.88%, 08/15/21 CONV	2,522,000	2,452,085
1.50%, 08/15/24 CONV	1,257,000	1,141,258
KBR, Inc.
2.50%, 11/01/23 144A CONV	1,527,000	1,365,210
Liberty Expedia Holdings, Inc.
1.00%, 06/30/47 144A CONVΔ	4,842,000	4,639,851
Liberty Interactive LLC
1.75%, 09/30/46 144A CONV	1,596,000	1,637,815
	Par	Value
Liberty Media Corp-Liberty Formula One
1.00%, 01/30/23 CONVΔ	$1,080,000	$1,115,014
Liberty Media Corporation
1.38%, 10/15/23 CONV	518,000	555,969
2.25%, 09/30/46 CONV	1,110,000	527,916
2.13%, 03/31/48 144A CONV	4,030,000	3,808,834
Ligand Pharmaceuticals, Inc.
0.75%, 05/15/23 144A CONV	1,990,000	1,767,138
Live Nation Entertainment, Inc.
2.50%, 03/15/23 144A CONV	5,150,000	5,256,790
Lumentum Holdings, Inc.
0.25%, 03/15/24 CONVΔ	1,395,000	1,406,516
Macquarie Infrastructure Corporation
2.00%, 10/01/23 CONV	2,092,000	1,815,433
Marriott Vacations Worldwide Corporation
1.50%, 09/15/22 CONV	4,768,000	4,114,369
Meritor, Inc.
3.25%, 10/15/37 CONVΔ	5,245,000	4,592,627
Microchip Technology, Inc.
1.63%, 02/15/27 CONV	7,712,000	7,557,128
Micron Technology, Inc.
3.00%, 11/15/43 CONV	456,000	506,625
Molina Healthcare, Inc.
1.13%, 01/15/20 CONV	287,000	825,852
Nabors Industries, Inc.
0.75%, 01/15/24 CONV	1,048,000	648,801
National Health Investors, Inc. REIT
3.25%, 04/01/21 CONV	1,406,000	1,546,129
Navistar International Corporation
4.75%, 04/15/19 CONV	1,213,000	1,212,989
Neurocrine Biosciences, Inc.
2.25%, 05/15/24 CONV	740,000	885,212
New Relic, Inc.
0.50%, 05/01/23 144A CONV	1,275,000	1,279,660
NextEra Energy Partners LP
1.50%, 09/15/20 144A CONV	4,257,000	4,092,416
Nice Systems, Inc.
1.25%, 01/15/24 CONV	445,000	610,206
Nuance Communications, Inc.
1.25%, 04/01/25 CONVΔ	2,406,000	2,131,264
1.00%, 12/15/35 CONV	711,000	619,383

See Notes to Financial Statements.

	Par	Value
Nutanix, Inc.
0.00%, 01/15/23 144AΩ CONV	$ 700,000	$ 768,288
NuVasive, Inc.
2.25%, 03/15/21 CONVΔ	2,129,000	2,245,999
Oasis Petroleum, Inc.
2.63%, 09/15/23 CONVΔ	1,089,000	960,074
Oil States International, Inc.
1.50%, 02/15/23 144A CONV	622,000	512,914
Okta, Inc.
0.25%, 02/15/23 144A CONV	189,000	276,312
ON Semiconductor Corporation
1.00%, 12/01/20 CONV	3,400,000	3,757,000
OSI Systems, Inc.
1.25%, 09/01/22 CONV	1,411,000	1,314,959
Palo Alto Networks, Inc.
0.75%, 07/01/23 144A CONV	3,158,000	3,139,017
Pandora Media, Inc.
1.75%, 12/01/23 CONV	1,258,000	1,299,571
PDC Energy, Inc.
1.13%, 09/15/21 CONV	684,000	609,615
Plains All American Pipeline LP
(Variable, ICE LIBOR USD 3M + 4.11%), 6.13%, 11/15/22^	2,661,000	2,241,892
Pure Storage, Inc.
0.13%, 04/15/23 144A CONV	1,855,000	1,732,199
Q2 Holdings, Inc.
0.75%, 02/15/23 144A CONV	582,000	609,678
Rapid7, Inc.
1.25%, 08/01/23 144A CONV	1,229,000	1,247,968
RH
2.52%, 06/15/23 144AΩ CONVΔ	1,480,000	1,320,481
RingCentral, Inc.
0.00%, 03/15/23 144AΩ CONV	1,748,000	2,077,272
Royal Gold, Inc.
2.88%, 06/15/19 CONV	4,354,000	4,386,829
ServiceNow, Inc.
0.00%, 06/01/22Ω CONV	416,000	581,688
Silicon Laboratories, Inc.
1.38%, 03/01/22 CONV	2,532,000	2,681,018
SM Energy Co.
1.50%, 07/01/21 CONV	726,000	678,457
Spirit Realty Capital, Inc. REIT
3.75%, 05/15/21 CONV	3,873,000	3,798,154
Splunk, Inc.
0.50%, 09/15/23 144A CONV	4,167,000	4,149,744
1.13%, 09/15/25 144A CONV	515,000	508,675
Square, Inc.
0.50%, 05/15/23 144A CONV	1,136,000	1,184,963
	Par	Value
Starwood Property Trust, Inc. REIT
4.38%, 04/01/23 CONVΔ	$3,809,000	$ 3,780,322
Supernus Pharmaceuticals, Inc.
0.63%, 04/01/23 144A CONVΔ	1,845,000	1,743,525
Teradyne, Inc.
1.25%, 12/15/23 CONVΔ	1,468,000	1,744,167
Tesla, Inc.
1.25%, 03/01/21 CONV	3,594,000	4,046,165
2.38%, 03/15/22 CONVΔ	601,000	730,720
Transocean, Inc.
0.50%, 01/30/23 CONV	946,000	898,581
Tutor Perini Corporation
2.88%, 06/15/21 CONV	3,311,000	3,055,884
Twilio, Inc.
0.25%, 06/01/23 144A CONVΔ	367,000	524,821
Twitter, Inc.
0.25%, 06/15/24 144A CONV	2,477,000	2,164,955
Two Harbors Investment Corporation REIT
6.25%, 01/15/22 CONV	3,074,000	3,009,944
U.S. Bancorp
(Variable, ICE LIBOR USD 3M + 2.91%), 5.30%, 04/15/27^	3,599,000	3,392,057
Verint Systems, Inc.
1.50%, 06/01/21 CONV	5,244,000	5,099,182
Wayfair, Inc.
1.13%, 11/01/24 144A CONV	1,648,000	1,682,013
Weatherford International, Ltd.
5.88%, 07/01/21 CONVΔ	656,000	417,835
Wells Fargo & Co.
(Variable, ICE LIBOR USD 3M + 3.77%), 6.56%, 03/15/19†Δ	3,567,000	3,549,165
Western Digital Corporation
1.50%, 02/01/24 144A CONVΔ	3,795,000	3,084,959
Workday, Inc.
0.25%, 10/01/22 CONV	2,783,000	3,414,009
Wright Medical Group, Inc.
1.63%, 06/15/23 144A CONV	2,686,000	2,748,697
Zendesk, Inc.
0.25%, 03/15/23 144A CONV	2,928,000	3,327,326
Zillow Group, Inc.
2.00%, 12/01/21 CONV	917,000	895,660
1.50%, 07/01/23 CONVΔ	1,825,000	1,576,835
Total Corporate Bonds (Cost $248,784,747)		239,465,156
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
FOREIGN BONDS — 2.1%
France — 1.1%
AXA SA
7.25%, 05/15/21 144A CONV	$ 328,000	$ 286,608
Cie Generale des Etablissements Michelin SCA
0.63%, 01/10/22Ω CONV	1,400,000	1,279,950
TOTAL SA
0.50%, 12/02/22 CONVΔ	3,600,000	3,739,914
Valeo SA
0.00%, 06/16/21Ω CONV	2,800,000	2,517,200
Vinci SA
0.38%, 02/16/22 CONVΔ	2,800,000	2,899,171
		10,722,843
Israel — 0.3%
Wix.com, Ltd.
0.37%, 07/01/23 144AΩ CONV	3,559,000	3,376,384
Jersey — 0.0%
Ensco Jersey Finance, Ltd.
3.00%, 01/31/24 CONVΔ	576,000	382,328
Netherlands — 0.6%
NXP Semiconductors NV
1.00%, 12/01/19 CONV	1,352,000	1,356,064
QIAGEN NV
0.88%, 03/19/21 CONV	1,000,000	1,261,250
Siemens Financieringsmaatschappij NV
1.65%, 08/16/19 CONV	1,250,000	1,303,438
STMicroelectronics NV
0.25%, 07/03/24 CONV	1,600,000	1,614,192
		5,534,944
United Kingdom — 0.1%
Inmarsat PLC
3.88%, 09/09/23 CONV	1,200,000	1,276,425
Total Foreign Bonds (Cost $22,289,414)		21,292,924

	Shares
EQUITY-LINKED SECURITIES — 1.3%
Berkshire Hathaway Inc., Issued by Wells Fargo Bank NA, Maturity Date 01/07/19 144A	11,000	2,163,040
Cigna Corporation, Issued by Merrill Lynch & Co., Inc., Maturity Date 03/07/19 144A	5,300	975,359
Lowe's Companies, Inc., Issued by Royal Bank of Canada, Maturity Date 06/17/19 144A CONV	10,800	999,432
	Shares	Value
Martin Marietta Materials, Inc., Issued by Credit Suisse AG, Maturity Date 02/20/19 144A†††	3,300	$ 611,746
Martin Marietta Materials, Inc., Issued by Credit Suisse AG, Maturity Date 03/18/19 144A†††	5,800	1,039,128
Martin Marietta Materials, Inc., Issued by Credit Suisse AG, Maturity Date 04/04/19 144A†††	5,300	941,534
Martin Marietta Materials, Inc., Issued by Credit Suisse AG, Maturity Date 05/14/19 144A†††	7,200	1,281,053
Martin Marietta Materials, Inc., Issued by Merrill Lynch & Co., Inc., Maturity Date 06/19/19 144A†††	5,700	975,726
Martin Marietta Materials, Inc., Issued by Morgan Stanley BV, Maturity Date 05/10/19 144A†††	1,500	268,253
Martin Marietta Materials, Inc., Issued by Royal Bank of Canada, Maturity Date 05/09/19 144A CONV	3,054	549,812
Target Corporation, Issued by Merrill Lynch & Co., Inc., Maturity Date 05/31/19 144A†††	14,900	994,277
Whirlpool Corporation, Issued by Morgan Stanley BV, Maturity Date 04/11/19 144A†††	6,500	720,362
Zimmer Biomet Holdings, Inc., Issued by Morgan Stanley BV, Maturity Date 03/04/19 144A†††	12,500	1,371,750
Total Equity-Linked Securities (Cost $13,341,356)		12,891,472
MONEY MARKET FUNDS — 6.3%
GuideStone Money Market Fund, 2.22% (Institutional Class)Ø∞	31,394,720	31,394,720
Northern Institutional Liquid Assets Portfolio (Shares), 2.45%Ø§	30,515,443	30,515,443
Northern Institutional U.S. Government Portfolio (Shares), 2.21%Ø	2,234,711	2,234,711
Total Money Market Funds (Cost $64,144,874)		64,144,874

	Par
U.S. TREASURY OBLIGATIONS — 21.1%
U.S. Treasury Bills
2.30%, 06/20/19Ω	$33,500,000	33,116,676
2.36%, 07/18/19Ω	46,040,000	45,418,023
U.S. Treasury Notes
1.50%, 01/31/19	10,209,300	10,202,597
0.75%, 02/15/19	22,100,000	22,057,391
1.25%, 04/30/19	33,900,000	33,766,909
1.75%, 09/30/19	32,190,000	31,983,791

See Notes to Financial Statements.

	Par	Value
1.00%, 10/15/19	$37,970,000	$ 37,493,894
Total U.S. Treasury Obligations (Cost $214,083,226)		214,039,281
TOTAL INVESTMENTS — 103.2% (Cost $1,004,653,842)		1,044,856,092

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.2)%
Call Options — (0.0)%
S&P 500®, Strike Price $2,530.00, Expires 01/22/19 (MSCS)	(13)	$(3,258,905)	(54,340)
S&P 500®, Strike Price $2,560.00, Expires 01/23/19 (MSCS)	(14)	(3,509,590)	(41,720)
S&P 500®, Strike Price $2,565.00, Expires 01/18/19 (MSCS)	(13)	(3,258,905)	(32,175)
S&P 500®, Strike Price $2,625.00, Expires 01/28/19 (MSCS)	(12)	(3,008,220)	(16,680)
S&P 500®, Strike Price $2,630.00, Expires 01/25/19 (MSCS)	(13)	(3,258,905)	(14,885)
S&P 500®, Strike Price $2,645.00, Expires 01/16/19 (MSCS)	(13)	(3,258,905)	(5,785)
S&P 500®, Strike Price $2,715.00, Expires 01/14/19 (MSCS)	(13)	(3,258,905)	(747)
S&P 500®, Strike Price $2,720.00, Expires 01/11/19 (MSCS)	(13)	(3,258,905)	(487)
S&P 500®, Strike Price $2,750.00, Expires 01/07/19 (MSCS)	(13)	(3,258,905)	(130)
S&P 500®, Strike Price $2,750.00, Expires 01/09/19 (MSCS)	(13)	(3,258,905)	(163)
S&P 500®, Strike Price $2,780.00, Expires 01/04/19 (MSCS)	(13)	(3,258,905)	(65)
S&P 500®, Strike Price $2,820.00, Expires 01/02/19 (MSCS)	(13)	(3,258,905)	(65)
			(167,242)
	Number of Contracts	Notional Amount	Value
Put Options — (0.2)%
S&P 500®, Strike Price $2,210.00, Expires 01/22/19 (MSCS)	(79)	$(19,804,115)	$ (37,525)
S&P 500®, Strike Price $2,230.00, Expires 01/23/19 (MSCS)	(76)	(19,052,060)	(45,980)
S&P 500®, Strike Price $2,280.00, Expires 01/18/19 (MSCS)	(75)	(18,801,375)	(55,500)
S&P 500®, Strike Price $2,325.00, Expires 01/25/19 (MSCS)	(76)	(19,052,060)	(113,620)
S&P 500®, Strike Price $2,360.00, Expires 01/28/19 (MSCS)	(73)	(18,300,005)	(150,015)
S&P 500®, Strike Price $2,390.00, Expires 01/16/19 (MSCS)	(73)	(18,300,005)	(126,655)
S&P 500®, Strike Price $2,470.00, Expires 01/14/19 (MSCS)	(74)	(18,550,690)	(240,130)
S&P 500®, Strike Price $2,480.00, Expires 01/11/19 (MSCS)	(74)	(18,550,690)	(244,570)
S&P 500®, Strike Price $2,495.00, Expires 01/07/19 (MSCS)	(73)	(18,300,005)	(201,845)
S&P 500®, Strike Price $2,500.00, Expires 01/09/19 (MSCS)	(73)	(18,300,005)	(263,165)
S&P 500®, Strike Price $2,515.00, Expires 01/04/19 (MSCS)	(69)	(17,297,265)	(225,285)
S&P 500®, Strike Price $2,580.00, Expires 01/02/19 (MSCS)	(69)	(17,297,265)	(521,295)
			(2,225,585)
Total Written Options (Premiums received $(2,263,813))			(2,392,827)
Liabilities in Excess of Other Assets — (3.0)%			(30,205,014)
NET ASSETS — 100.0%			$1,012,258,251
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES FUND
SCHEDULE OF INVESTMENTS (Continued)
Forward Foreign Currency Contracts outstanding at December 31, 2018:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/29/19	Swiss Francs	402,707	U.S. Dollars	408,580	CS	$ 4,616
03/29/19	Swiss Francs	1,004,724	U.S. Dollars	1,028,306	UBS	2,588
03/29/19	Euro	250,727	U.S. Dollars	287,981	CS	1,454
03/29/19	Japanese Yen	11,771,040	U.S. Dollars	106,859	BOA	1,325
03/29/19	U.S. Dollars	360,526	Euro	311,658	CS	753
03/29/19	British Pounds	12,052	U.S. Dollars	15,357	JPM	70
Subtotal Appreciation						$ 10,806
03/29/19	U.S. Dollars	519,882	British Pounds	408,883	JPM	(3,531)
03/29/19	U.S. Dollars	817,041	Japanese Yen	91,173,000	BOA	(20,903)
03/29/19	U.S. Dollars	8,338,691	Euro	7,247,011	CS	(27,142)
03/29/19	U.S. Dollars	1,606,361	Swedish Kronor	14,437,914	GSC	(34,347)
03/29/19	U.S. Dollars	6,878,453	Swiss Francs	6,766,334	UBS	(64,125)
Subtotal Depreciation						$(150,048)
Total Forward Foreign Currency Contracts outstanding at December 31, 2018						$(139,242)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 404,044,230	$404,044,230	$ —	$ —
Corporate Bonds	239,465,156	—	239,465,156	—
Equity-Linked Securities	12,891,472	—	4,687,643	8,203,829
Foreign Bonds	21,292,924	—	21,292,924	—
Foreign Common Stocks:
Japan	900,675	—	900,675	—
Sweden	2,068,472	—	2,068,472	—
Switzerland	14,850,069	7,885,889	6,964,180	—
Other ^^	38,234,170	38,234,170	—	—
Total Foreign Common Stocks	56,053,386	46,120,059	9,933,327	—
Money Market Funds	64,144,874	64,144,874	—	—
Mutual Funds	12,760,423	12,760,423	—	—
Preferred Stocks	19,238,834	19,238,834	—	—
Synthetic Convertible Instrument	925,512	—	—	925,512
U.S. Treasury Obligations	214,039,281	—	214,039,281	—
Total Assets - Investments in Securities	$1,044,856,092	$546,308,420	$489,418,331	$9,129,341
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 10,806	$ —	$ 10,806	$ —
Total Assets - Other Financial Instruments	$ 10,806	$ —	$ 10,806	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Written Options:
Call Options	$ (167,242)	$ (167,242)	$ —	$ —
Put Options	(2,225,585)	(2,225,585)	—	—
Total Written Options	(2,392,827)	(2,392,827)	—	—
Total Liabilities - Investments in Securities	$(2,392,827)	$(2,392,827)	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (150,048)	$ —	$(150,048)	$ —
Total Liabilities - Other Financial Instruments	$ (150,048)	$ —	$(150,048)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as forwards contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Forwards Foreign Currency Contracts outstanding" disclosures.
There were no transfers to or from Level 3 during the year ended December 31, 2018.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2018.
See Notes to Financial Statements.

Equity Index Fund (Unaudited)
The Fund was passively managed and benchmarked against the S&P 500® Index. The Fund was comprised of domestic, large-cap equity stocks with both value- and growth-style orientations. The objective of the Fund was to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index. However, it could be lower in certain market environments and due to certain stocks that are excluded from the Fund’s portfolio because of social investment policies and restrictions (100% would indicate perfect correlation).
The Investor Class of the Fund returned -4.55% for the one-year period ended December 31, 2018, as compared to a return of -4.38% for the S&P 500® Index. The return differential was primarily a result of social restrictions and expenses of the Fund.
In 2018, exchange listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a negative impact on Fund performance for the year.
This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of stocks. It is possible to lose money by investing in the Fund.
At December 31, 2018, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Information Technology	18.9
Health Care	14.3
Financials	12.8
Communication Services	9.6
Consumer Discretionary	9.3
Industrials	8.8
Consumer Staples	7.2
Money Market Funds	5.3
Energy	5.0
Utilities	3.2
Real Estate	2.8
Materials	2.6
U.S. Treasury Obligations	0.1
99.9

See Notes to Financial Statements.

Equity Index Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Investor Class*	Benchmark**
One Year	(4.29)%	(4.55)%	(4.38)%
Five Year	8.45%	8.18%	8.49%
Ten Year	13.12%	12.89%	13.11%
Since Inception	6.35%	6.20%	6.53%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2018 Prospectus, as supplemented June 19, 2018)(1)	0.15%	0.41%
(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2008 to December 31, 2018, with all dividends and capital gains reinvested, with the S&P 500® Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Shares	Value
COMMON STOCKS — 91.3%
Communication Services — 9.6%
Activision Blizzard, Inc.	54,306	$ 2,529,030
Alphabet, Inc. Class A*	21,295	22,252,423
Alphabet, Inc. Class C*	21,982	22,764,779
AT&T, Inc.	531,155	15,159,164
CBS Corporation Class B (Non-Voting Shares)	22,958	1,003,724
CenturyLink, Inc.	81,484	1,234,483
Charter Communications, Inc. Class A*	13,277	3,783,547
Comcast Corporation Class A	334,301	11,382,949
Discovery, Inc. Class AΔ*	27,796	687,673
Discovery, Inc. Class C*	15,921	367,457
DISH Network Corporation Class A*	18,408	459,648
Electronic Arts, Inc.*	25,211	1,989,400
Facebook, Inc. Class A*	172,402	22,600,178
Interpublic Group of Cos., Inc. (The)	17,812	367,462
Netflix, Inc.*	30,896	8,269,623
News Corporation Class A	13,865	157,368
News Corporation Class B	13,984	161,515
Omnicom Group, Inc.Δ	20,889	1,529,910
Take-Two Interactive Software, Inc.*	10,102	1,039,900
TripAdvisor, Inc.Δ*	4,311	232,535
Twenty-First Century Fox, Inc. Class A	84,678	4,074,705
Twenty-First Century Fox, Inc. Class B	27,297	1,304,251
Twitter, Inc.*	41,260	1,185,812
Verizon Communications, Inc.	302,532	17,008,349
Walt Disney Co. (The)	110,738	12,142,422
		153,688,307
Consumer Discretionary — 9.2%
Advance Auto Parts, Inc.	6,948	1,094,032
Amazon.com, Inc.*	29,181	43,828,987
AutoZone, Inc.*	2,011	1,685,902
Best Buy Co., Inc.	15,833	838,516
Booking Holdings, Inc.*	3,419	5,888,954
BorgWarner, Inc.	6,279	218,132
CarMax, Inc.Δ*	16,274	1,020,868
Carnival Corporation	30,713	1,514,151
Chipotle Mexican Grill, Inc.*	1,449	625,664
D.R. Horton, Inc.	12,145	420,946
Darden Restaurants, Inc.	6,841	683,142
Dollar General Corporation	23,558	2,546,149
Dollar Tree, Inc.*	18,243	1,647,708
eBay, Inc.*	59,500	1,670,165
Expedia Group, Inc.	10,462	1,178,544
Foot Locker, Inc.	5,069	269,671
Ford Motor Co.	395,246	3,023,632
Gap, Inc. (The)	8,085	208,270
General Motors Co.	106,950	3,577,477
Genuine Parts Co.	12,313	1,182,294
Goodyear Tire & Rubber Co. (The)	7,868	160,586
H&R Block, Inc.	8,300	210,571
Hanesbrands, Inc.Δ	14,216	178,126
Harley-Davidson, Inc.Δ	8,982	306,466
Hasbro, Inc.Δ	10,784	876,200
	Shares	Value
Hilton Worldwide Holdings, Inc.	25,822	$ 1,854,020
Home Depot, Inc. (The)	82,780	14,223,260
Kohl’s CorporationΔ	15,822	1,049,631
L Brands, Inc.	9,448	242,530
Leggett & Platt, Inc.Δ	4,991	178,877
Lennar Corporation Class A	21,185	829,393
LKQ Corporation*	11,558	274,271
Lowe’s Cos., Inc.	58,190	5,374,428
Macy’s, Inc.Δ	25,359	755,191
Marriott International, Inc. Class A	24,143	2,620,964
Mattel, Inc.Δ*	19,187	191,678
McDonald’s Corporation	57,783	10,260,527
Michael Kors Holdings, Ltd.*	14,032	532,093
Mohawk Industries, Inc.*	2,387	279,183
Newell Brands, Inc.	39,118	727,204
NIKE, Inc. Class B	90,528	6,711,746
Nordstrom, Inc.Δ	4,745	221,164
Norwegian Cruise Line Holdings, Ltd.*	15,478	656,112
O’Reilly Automotive, Inc.*	4,833	1,664,147
PulteGroup, Inc.Δ	11,415	296,676
PVH Corporation	2,959	275,039
Ralph Lauren Corporation	2,058	212,921
Ross Stores, Inc.	22,219	1,848,621
Royal Caribbean Cruises, Ltd.	10,700	1,046,353
Starbucks Corporation	94,517	6,086,895
Tapestry, Inc.	24,199	816,716
Target Corporation	41,380	2,734,804
Tiffany & Co.Δ	9,641	776,197
TJX Cos., Inc. (The)	90,590	4,052,997
Tractor Supply Co.	4,911	409,774
Ulta Beauty, Inc.Δ*	3,840	940,186
Under Armour, Inc. Class AΔ*	4,310	76,158
Under Armour, Inc. Class CΔ*	9,410	152,160
VF Corporation	27,573	1,967,058
Whirlpool CorporationΔ	2,806	299,877
Yum! Brands, Inc.	23,522	2,162,142
		147,656,146
Consumer Staples — 7.2%
Archer-Daniels-Midland Co.	58,262	2,386,994
Campbell Soup Co.Δ	28,952	955,126
Church & Dwight Co., Inc.Δ	27,416	1,802,876
Clorox Co. (The)	10,276	1,583,943
Coca-Cola Co. (The)	369,705	17,505,532
Colgate-Palmolive Co.	85,113	5,065,926
Conagra Brands, Inc.	41,499	886,419
Costco Wholesale Corporation	30,186	6,149,190
Coty, Inc. Class AΔ	30,795	202,015
Estee Lauder Cos., Inc. (The) Class A	16,595	2,159,010
General Mills, Inc.	62,909	2,449,676
Hershey Co. (The)	15,496	1,660,861
Hormel Foods CorporationΔ	31,661	1,351,291
J.M. Smucker Co. (The)	10,457	977,625
Kellogg Co.	23,889	1,361,912
Kimberly-Clark Corporation	31,736	3,616,000
Kraft Heinz Co. (The)	59,406	2,556,834
Kroger Co. (The)	64,489	1,773,448

See Notes to Financial Statements.

	Shares	Value
Lamb Weston Holdings, Inc.	10,520	$ 773,851
McCormick & Co., Inc. (Non-Voting Shares)Δ	12,700	1,768,348
Mondelez International, Inc. Class A	123,970	4,962,519
Monster Beverage Corporation*	46,680	2,297,590
PepsiCo, Inc.	124,871	13,795,748
Procter & Gamble Co. (The)	199,151	18,305,960
Sysco Corporation	34,878	2,185,456
Tyson Foods, Inc. Class A	35,391	1,889,879
Walgreens Boots Alliance, Inc.	61,239	4,184,461
Walmart, Inc.	102,675	9,564,176
		114,172,666
Energy — 4.7%
Anadarko Petroleum Corporation	33,918	1,486,965
Apache CorporationΔ	23,559	618,424
Archrock, Inc.	13	97
Baker Hughes a GE Co.	19,911	428,087
Cabot Oil & Gas CorporationΔ	17,428	389,516
Chevron Corporation	140,169	15,248,986
Cimarex Energy Co.Δ	3,553	219,042
Concho Resources, Inc.Δ*	15,869	1,631,175
ConocoPhillips	82,651	5,153,290
Devon Energy Corporation	38,557	869,075
Diamondback Energy, Inc.Δ	10,890	1,009,503
EOG Resources, Inc.	40,407	3,523,895
Exterran Corporation*	6	106
Exxon Mobil Corporation	306,343	20,889,529
Halliburton Co.	74,621	1,983,426
Helmerich & Payne, Inc.Δ	4,961	237,830
Hess CorporationΔ	11,305	457,853
HollyFrontier Corporation	10,771	550,614
Kinder Morgan, Inc.	127,923	1,967,456
Marathon Oil Corporation	69,854	1,001,706
Marathon Petroleum Corporation	43,315	2,556,018
National Oilwell Varco, Inc.	32,684	839,979
Newfield Exploration Co.Δ*	7,387	108,293
Noble Energy, Inc.	40,915	767,565
Occidental Petroleum Corporation	56,890	3,491,908
ONEOK, Inc.	27,351	1,475,586
Phillips 66	31,961	2,753,440
Pioneer Natural Resources Co.	11,479	1,509,718
Valero Energy Corporation	31,110	2,332,317
Williams Cos., Inc. (The)	96,309	2,123,613
		75,625,012
Financials — 12.3%
Affiliated Managers Group, Inc.	2,010	195,854
Aflac, Inc.	66,659	3,036,984
Allstate Corporation (The)	25,109	2,074,757
American Express Co.	47,721	4,548,766
American International Group, Inc.	67,569	2,662,894
Ameriprise Financial, Inc.	10,894	1,137,007
Arthur J. Gallagher & Co.	8,294	611,268
Assurant, Inc.	2,341	209,379
Bank of America Corporation	672,167	16,562,195
Bank of New York Mellon Corporation (The)	72,967	3,434,557
	Shares	Value
BB&T Corporation	59,156	$ 2,562,638
Berkshire Hathaway, Inc. Class B*	143,070	29,212,033
BlackRock, Inc.	9,421	3,700,757
Brighthouse Financial, Inc.Δ*	4,017	122,438
Capital One Financial Corporation	34,907	2,638,620
Cboe Global Markets, Inc.	8,664	847,599
Charles Schwab Corporation (The)	84,796	3,521,578
Cincinnati Financial Corporation	5,441	421,242
Citigroup, Inc.	179,525	9,346,071
Citizens Financial Group, Inc.	37,570	1,116,956
CME Group, Inc.	25,128	4,727,079
Comerica, Inc.	6,388	438,792
Discover Financial Services	17,665	1,041,882
E*TRADE Financial Corporation	10,478	459,775
Everest Re Group, Ltd.	3,173	690,952
Fifth Third Bancorp	52,084	1,225,537
First Republic Bank	11,885	1,032,806
Franklin Resources, Inc.Δ	13,630	404,266
Goldman Sachs Group, Inc. (The)	27,330	4,565,476
Hartford Financial Services Group, Inc. (The)	28,747	1,277,804
Huntington Bancshares, Inc.	83,830	999,254
Intercontinental Exchange, Inc.	43,068	3,244,312
Invesco, Ltd.	43,478	727,822
Jefferies Financial Group, Inc.	12,259	212,816
JPMorgan Chase & Co.	242,398	23,662,893
KeyCorp	64,549	954,034
Lincoln National Corporation	19,455	998,236
Loews Corporation	12,502	569,091
M&T Bank Corporation	10,059	1,439,745
Marsh & McLennan Cos., Inc.	39,915	3,183,221
MetLife, Inc.Δ	79,589	3,267,924
Moody’s Corporation	11,483	1,608,079
Morgan Stanley	104,741	4,152,981
MSCI, Inc.	3,800	560,234
Nasdaq, Inc.	4,269	348,222
Northern Trust Corporation	14,249	1,191,074
People’s United Financial, Inc.Δ	11,480	165,656
PNC Financial Services Group, Inc. (The)	34,137	3,990,957
Principal Financial Group, Inc.	22,421	990,336
Progressive Corporation (The)	45,104	2,721,124
Prudential Financial, Inc.	36,128	2,946,238
Raymond James Financial, Inc.	9,228	686,655
Regions Financial Corporation	83,579	1,118,287
S&P Global, Inc.	17,423	2,960,865
State Street Corporation	30,870	1,946,971
SunTrust Banks, Inc.	27,922	1,408,386
SVB Financial Group*	2,215	420,673
Synchrony Financial	55,655	1,305,666
T. Rowe Price Group, Inc.	15,490	1,430,037
Torchmark Corporation	4,186	311,983
Travelers Cos., Inc. (The)	21,004	2,515,229
U.S. Bancorp	112,230	5,128,911
Unum Group	8,642	253,902
Wells Fargo & Co.	312,008	14,377,329
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Zions Bancorp NA	7,446	$ 303,350
		195,930,455
Health Care — 13.6%
Abbott Laboratories	130,990	9,474,507
AbbVie, Inc.	113,332	10,448,077
ABIOMED, Inc.*	2,766	899,061
Agilent Technologies, Inc.	32,843	2,215,589
Alexion Pharmaceuticals, Inc.*	22,317	2,172,783
Align Technology, Inc.*	8,080	1,692,194
Amgen, Inc.	54,317	10,573,890
Anthem, Inc.	19,854	5,214,256
Baxter International, Inc.	41,154	2,708,756
Becton, Dickinson and Co.	20,264	4,565,884
Biogen, Inc.*	15,872	4,776,202
Boston Scientific Corporation*	100,221	3,541,810
Bristol-Myers Squibb Co.	154,349	8,023,061
Cardinal Health, Inc.	27,527	1,227,704
Celgene Corporation*	57,184	3,664,923
Centene Corporation*	21,048	2,426,834
Cerner Corporation*	28,126	1,474,927
Cigna Corporation	29,324	5,569,146
CVS Health Corporation	98,471	6,451,820
Danaher Corporation	49,319	5,085,775
DaVita, Inc.*	8,768	451,201
DENTSPLY SIRONA, Inc.	26,241	976,428
Edwards Lifesciences CorporationΔ*	19,109	2,926,926
Eli Lilly & Co.	106,010	12,267,477
Gilead Sciences, Inc.	105,608	6,605,780
HCA Healthcare, Inc.	23,088	2,873,302
Henry Schein, Inc.Δ*	11,738	921,668
Hologic, Inc.*	29,305	1,204,436
Humana, Inc.	10,819	3,099,427
IDEXX Laboratories, Inc.*	8,626	1,604,609
Illumina, Inc.*	10,930	3,278,235
Incyte Corporation*	16,895	1,074,353
Intuitive Surgical, Inc.*	9,533	4,565,544
IQVIA Holdings, Inc.*	11,516	1,337,814
Johnson & Johnson	220,415	28,444,556
Laboratory Corporation of America Holdings*	7,436	939,613
McKesson Corporation	13,930	1,538,847
Mettler-Toledo International, Inc.*	2,187	1,236,923
Nektar TherapeuticsΔ*	13,647	448,577
PerkinElmer, Inc.	11,320	889,186
Quest Diagnostics, Inc.	16,017	1,333,736
Regeneron Pharmaceuticals, Inc.*	6,974	2,604,789
ResMed, Inc.	11,820	1,345,943
Stryker Corporation	23,247	3,643,967
Thermo Fisher Scientific, Inc.	31,917	7,142,705
UnitedHealth Group, Inc.	70,529	17,570,185
Universal Health Services, Inc. Class B	9,989	1,164,318
Varian Medical Systems, Inc.*	9,565	1,083,810
Vertex Pharmaceuticals, Inc.*	21,434	3,551,828
Waters Corporation*	6,921	1,305,647
WellCare Health Plans, Inc.*	4,802	1,133,704
Zimmer Biomet Holdings, Inc.	14,341	1,487,449
	Shares	Value
Zoetis, Inc.	61,616	$ 5,270,633
		217,530,815
Industrials — 8.3%
3M Co.	41,768	7,958,475
A.O. Smith Corporation	16,217	692,466
Alaska Air Group, Inc.Δ	5,031	306,136
American Airlines Group, Inc.Δ	38,478	1,235,529
AMETEK, Inc.	16,745	1,133,637
Arconic, Inc.	16,474	277,752
Boeing Co. (The)	38,251	12,335,947
C.H. Robinson Worldwide, Inc.	12,459	1,047,677
Caterpillar, Inc.	42,426	5,391,072
Cintas CorporationΔ	6,438	1,081,520
Copart, Inc.Δ*	8,500	406,130
CSX Corporation	58,186	3,615,096
Cummins, Inc.	10,680	1,427,275
Deere & Co.	22,646	3,378,104
Delta Air Lines, Inc.	48,129	2,401,637
Dover Corporation	13,712	972,866
Emerson Electric Co.	47,350	2,829,162
Equifax, Inc.	8,312	774,097
Expeditors International of Washington, Inc.	6,818	464,238
Fastenal Co.Δ	18,002	941,325
FedEx Corporation	17,757	2,864,737
Flowserve CorporationΔ	4,858	184,701
Fluor Corporation	5,110	164,542
Fortive Corporation	19,215	1,300,087
Fortune Brands Home & Security, Inc.	18,870	716,871
General Dynamics Corporation	20,407	3,208,184
General Electric Co.Δ	624,860	4,730,190
Harris Corporation	8,888	1,196,769
Honeywell International, Inc.	52,209	6,897,853
Huntington Ingalls Industries, Inc.	2,805	533,820
IHS Markit, Ltd.*	26,223	1,257,917
Illinois ToolWorks, Inc.	22,337	2,829,875
J.B. Hunt Transport Services, Inc.	3,269	304,148
Jacobs Engineering Group, Inc.	4,647	271,664
Kansas City Southern	10,006	955,073
L3 Technologies, Inc.Δ	6,087	1,057,068
Lockheed Martin Corporation	18,207	4,767,321
Masco Corporation	31,887	932,376
Norfolk Southern Corporation	19,839	2,966,724
Northrop Grumman Corporation	12,728	3,117,087
PACCAR, Inc.	22,794	1,302,449
Parker-Hannifin Corporation	8,815	1,314,669
Quanta Services, Inc.	5,431	163,473
Raytheon Co.	21,046	3,227,404
Republic Services, Inc.	19,655	1,416,929
Robert Half International, Inc.	4,920	281,424
Rockwell Automation, Inc.	8,494	1,278,177
Roper Technologies, Inc.	6,043	1,610,580
Snap-on, Inc.	5,899	857,066
Southwest Airlines Co.	36,781	1,709,581
Stanley Black & Decker, Inc.	10,352	1,239,548
Textron, Inc.	19,700	906,003

See Notes to Financial Statements.

	Shares	Value
TransDigm Group, Inc.*	3,870	$ 1,316,032
Union Pacific Corporation	53,368	7,377,059
United Continental Holdings, Inc.*	12,532	1,049,304
United Parcel Service, Inc. Class B	50,421	4,917,560
United Rentals, Inc.*	7,513	770,308
United Technologies Corporation	59,353	6,319,907
Verisk Analytics, Inc.*	12,729	1,387,970
W.W. Grainger, Inc.Δ	3,321	937,718
Waste Management, Inc.	33,085	2,944,234
Xylem, Inc.	6,524	435,281
		131,689,824
Information Technology — 18.4%
Adobe, Inc.*	34,038	7,700,757
Advanced Micro Devices, Inc.Δ*	52,740	973,580
Akamai Technologies, Inc.*	6,606	403,494
Alliance Data Systems Corporation	2,399	360,042
Amphenol Corporation Class A	18,535	1,501,706
Analog Devices, Inc.Δ	29,267	2,511,987
ANSYS, Inc.Δ*	3,168	452,834
Apple, Inc.	328,365	51,796,295
Applied Materials, Inc.	77,376	2,533,290
Arista Networks, Inc.*	4,638	977,227
Autodesk, Inc.*	12,971	1,668,200
Automatic Data Processing, Inc.	32,517	4,263,629
Broadcom, Inc.	31,170	7,925,908
Broadridge Financial Solutions, Inc.	6,807	655,174
Cadence Design Systems, Inc.*	11,000	478,280
Cisco Systems, Inc.	330,553	14,322,861
Citrix Systems, Inc.	6,597	675,929
Cognizant Technology Solutions Corporation Class A	43,559	2,765,125
Corning, Inc.	59,799	1,806,528
DXC Technology Co.	18,725	995,608
F5 Networks, Inc.*	2,480	401,834
Fidelity National Information Services, Inc.	26,656	2,733,573
Fiserv, Inc.*	26,681	1,960,787
FleetCor Technologies, Inc.*	6,254	1,161,493
FLIR Systems, Inc.	5,180	225,537
Gartner, Inc.*	3,738	477,866
Global Payments, Inc.	11,780	1,214,871
Hewlett Packard Enterprise Co.	113,804	1,503,351
HP, Inc.	132,336	2,707,595
Intel Corporation	331,025	15,535,003
International Business Machines Corporation	69,494	7,899,383
Intuit, Inc.	17,914	3,526,371
Jack Henry & Associates, Inc.	5,530	699,656
Juniper Networks, Inc.	15,019	404,161
Keysight Technologies, Inc.*	13,420	833,114
KLA-Tencor Corporation	9,794	876,465
Lam Research Corporation	10,705	1,457,700
Mastercard, Inc. Class A	64,969	12,256,402
Maxim Integrated Products, Inc.Δ	19,970	1,015,475
Microchip Technology, Inc.Δ	16,977	1,220,986
Micron Technology, Inc.*	84,017	2,665,859
Microsoft Corporation	549,834	55,846,639
	Shares	Value
Motorola Solutions, Inc.	13,048	$ 1,501,042
NetApp, Inc.	21,788	1,300,090
NVIDIA Corporation	43,187	5,765,464
Oracle Corporation	205,823	9,292,908
Paychex, Inc.	23,112	1,505,747
PayPal Holdings, Inc.*	83,736	7,041,360
Qorvo, Inc.*	4,807	291,929
QUALCOMM, Inc.	86,501	4,922,772
Red Hat, Inc.*	10,450	1,835,438
salesforce.com, Inc.*	52,180	7,147,095
Skyworks Solutions, Inc.	15,074	1,010,259
Symantec Corporation	47,298	893,696
Synopsys, Inc.*	5,492	462,646
Texas Instruments, Inc.	69,952	6,610,464
Total System Services, Inc.	13,565	1,102,699
VeriSign, Inc.*	7,867	1,166,597
Visa, Inc. Class AΔ	128,789	16,992,421
Western Digital Corporation	24,973	923,252
Western Union Co. (The)	21,787	371,686
Xerox Corporation	11,464	226,529
Xilinx, Inc.	18,364	1,564,062
		293,320,731
Materials — 2.0%
Air Products & Chemicals, Inc.	14,726	2,356,896
Albemarle CorporationΔ	5,038	388,279
Avery Dennison Corporation	3,272	293,924
Ball Corporation	26,240	1,206,515
Celanese Corporation	9,582	862,093
CF Industries Holdings, Inc.	10,281	447,326
DowDuPont, Inc.	165,657	8,859,336
Eastman Chemical Co.	14,389	1,051,980
Ecolab, Inc.	18,944	2,791,398
FMC CorporationΔ	5,397	399,162
Freeport-McMoRan, Inc.	85,590	882,433
International Flavors & Fragrances, Inc.	3,799	510,092
International Paper Co.	30,010	1,211,204
Martin Marietta Materials, Inc.Δ	5,969	1,025,892
Mosaic Co. (The)	16,259	474,925
Newmont Mining Corporation	46,126	1,598,266
Nucor Corporation	22,789	1,180,698
Packaging Corporation of America	3,120	260,395
PPG Industries, Inc.	18,443	1,885,428
Sealed Air CorporationΔ	10,710	373,136
Sherwin-Williams Co. (The)	6,348	2,497,684
Vulcan Materials Co.	11,222	1,108,734
WestRock Co.Δ	21,818	823,848
		32,489,644
Real Estate — 2.8%
Alexandria Real Estate Equities, Inc. REIT	3,214	370,381
American Tower Corporation REIT	31,527	4,987,256
Apartment Investment & Management Co. Class A REIT	5,951	261,130
AvalonBay Communities, Inc. REIT	9,934	1,729,013
Boston Properties, Inc. REIT	11,272	1,268,664
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
CBRE Group, Inc. Class A*	26,915	$ 1,077,677
Crown Castle International Corporation REIT	30,379	3,300,071
Digital Realty Trust, Inc. REITΔ	13,205	1,406,993
Duke Realty Corporation REIT	32,547	842,967
Equinix, Inc. REIT	5,188	1,829,081
Equity Residential REIT	24,996	1,649,986
Essex Property Trust, Inc. REIT	5,627	1,379,797
Extra Space Storage, Inc. REIT	4,684	423,808
Federal Realty Investment Trust REIT	2,600	306,904
HCP, Inc. REIT	46,597	1,301,454
Host Hotels & Resorts, Inc. REIT	47,435	790,741
Iron Mountain, Inc. REIT	20,523	665,150
Kimco Realty Corporation REIT	56,971	834,625
Macerich Co. (The) REITΔ	4,614	199,694
Mid-America Apartment Communities, Inc. REIT	4,060	388,542
Prologis, Inc. REIT	48,593	2,853,381
Public Storage REIT	13,141	2,659,870
Realty Income Corporation REITΔ	23,830	1,502,243
Regency Centers Corporation REIT	15,104	886,303
SBA Communications Corporation REIT*	9,082	1,470,285
Simon Property Group, Inc. REIT	23,980	4,028,400
SL Green Realty Corporation REIT	3,720	294,178
UDR, Inc. REIT	11,107	440,059
Ventas, Inc. REIT	33,547	1,965,519
Vornado Realty Trust REIT	15,993	992,046
Welltower, Inc. REIT	27,025	1,875,805
Weyerhaeuser Co. REIT	49,383	1,079,512
		45,061,535
Utilities — 3.2%
AES Corporation	56,201	812,667
Alliant Energy CorporationΔ	6,500	274,625
Ameren Corporation	19,884	1,297,033
American Electric Power Co., Inc.	43,060	3,218,304
American Water Works Co., Inc.	16,565	1,503,605
CenterPoint Energy, Inc.	32,201	909,034
CMS Energy Corporation	24,417	1,212,304
Consolidated Edison, Inc.	33,879	2,590,388
Dominion Energy, Inc.	52,232	3,732,499
DTE Energy Co.	15,525	1,712,408
Duke Energy Corporation	60,096	5,186,285
Edison International	25,039	1,421,464
Entergy Corporation	9,511	818,612
Evergy, Inc.	11,885	674,712
Eversource Energy	22,827	1,484,668
Exelon Corporation	74,076	3,340,828
FirstEnergy CorporationΔ	24,029	902,289
NextEra Energy, Inc.Δ	33,860	5,885,545
NiSource, Inc.	23,079	585,053
NRG Energy, Inc.	11,763	465,815
PG&E Corporation*	31,399	745,726
Pinnacle West Capital Corporation	4,108	350,002
	Shares	Value
PPL Corporation	51,392	$ 1,455,935
Public Service Enterprise Group, Inc.	33,207	1,728,424
SCANA Corporation	5,221	249,459
Sempra EnergyΔ	17,215	1,862,491
Southern Co. (The)	81,308	3,571,047
WEC Energy Group, Inc.Δ	28,327	1,961,928
Xcel Energy, Inc.	35,982	1,772,833
		51,725,983
Total Common Stocks (Cost $1,267,247,815)		1,458,891,118
FOREIGN COMMON STOCKS — 3.2%
Curacao — 0.2%
Schlumberger, Ltd.	98,897	3,568,204
Ireland — 1.9%
Accenture PLC Class A	46,917	6,615,766
Allegion PLC	11,277	898,889
Eaton Corporation PLC	34,612	2,376,460
Ingersoll-Rand PLC	16,206	1,478,473
Johnson Controls International PLC	75,803	2,247,559
Linde PLC	39,259	6,125,974
Medtronic PLC	101,358	9,219,524
Pentair PLC	6,692	252,824
Seagate Technology PLCΔ	16,681	643,720
Willis Towers Watson PLC	6,037	916,779
		30,775,968
Jersey — 0.1%
Aptiv PLC	15,022	924,905
Netherlands — 0.3%
LyondellBasell Industries NV Class A	27,312	2,271,266
Mylan NV*	72,661	1,990,911
		4,262,177
Switzerland — 0.4%
Chubb, Ltd.	35,583	4,596,612
Garmin, Ltd.	4,430	280,508
TE Connectivity, Ltd.	28,610	2,163,774
		7,040,894
United Kingdom — 0.3%
Aon PLC	19,060	2,770,562
Nielsen Holdings PLC	40,749	950,674
TechnipFMC PLC	23,072	451,750
		4,172,986
Total Foreign Common Stocks (Cost $53,187,199)		50,745,134
MONEY MARKET FUNDS — 5.3%
GuideStone Money Market Fund, 2.22% (Institutional Class)Ø∞	83,664,332	83,664,332

See Notes to Financial Statements.

	Shares	Value
Northern Institutional Liquid Assets Portfolio (Shares), 2.45%Ø§	1,647,492	$ 1,647,492
Total Money Market Funds (Cost $85,311,824)		85,311,824

	Par
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill
2.48%, 05/30/19Ω‡‡ (Cost $2,177,454)	$2,200,000	2,178,101
TOTAL INVESTMENTS — 99.9% (Cost $1,407,924,292)		1,597,126,177
Other Assets in Excess of Liabilities — 0.1%		1,330,956
NET ASSETS — 100.0%		$1,598,457,133
Futures Contracts outstanding at December 31, 2018:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2019	671	$84,048,590	$(1,421,472)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,458,891,118	$1,458,891,118	$ —	$ —
Foreign Common Stocks	50,745,134	50,745,134	—	—
Money Market Funds	85,311,824	85,311,824	—	—
U.S. Treasury Obligation	2,178,101	—	2,178,101	—
Total Assets - Investments in Securities	$1,597,126,177	$1,594,948,076	$2,178,101	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (1,421,472)	$ (1,421,472)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (1,421,472)	$ (1,421,472)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

Value Equity Fund (Unaudited)
The Fund invested in a diversified portfolio of large- and medium-sized U.S. companies whose stocks were considered to be attractive from a valuation perspective. The Investor Class of the Fund underperformed its benchmark, the Russell 1000® Value Index, for the one-year period ended December 31, 2018 (-11.19% versus -8.27%). The Fund outperformed in the first half of the year but experienced underperformance in the second half of the year, particularly in the fourth quarter. During the fourth quarter, the market transitioned to “risk-off” and began to punish higher beta stocks within the benchmark. Overweight exposure and stock selection to these higher beta quintiles detracted from benchmark-relative performance. From a sector perspective, stock selection within consumer discretionary and producer durables detracted value during the year.
In 2018, exchange listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a negative impact on Fund performance for the year.
This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of value equities. This Fund is subject to value investing risk. This involves the risk that an investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated. It is possible to lose money by investing in the Fund.
At December 31, 2018, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Financials	21.0
Health Care	16.5
Information Technology	11.2
Energy	10.0
Industrials	9.1
Communication Services	6.3
Consumer Discretionary	6.2
Consumer Staples	5.1
Money Market Funds	4.7
Utilities	4.6
Materials	4.4
Real Estate	1.6
U.S. Treasury Obligation	0.2
100.9

See Notes to Financial Statements.

Value Equity Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Investor Class*	Benchmark**
One Year	(10.97)%	(11.19)%	(8.27)%
Five Year	4.68%	4.41%	5.94%
Ten Year	10.80%	10.55%	11.17%
Since Inception	6.01%	5.74%	6.43%
Inception Date	8/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2018 Prospectus)(1)	0.58%	0.84%
(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2008 to December 31, 2018, with all dividends and capital gains reinvested, with the Russell 1000® Value Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Shares	Value
COMMON STOCKS — 87.3%
Communication Services — 6.3%
Alphabet, Inc. Class A*	3,674	$ 3,839,183
AT&T, Inc.	371,401	10,599,785
CBS Corporation Class B (Non-Voting Shares)	29,313	1,281,564
Charter Communications, Inc. Class A*	998	284,400
Cinemark Holdings, Inc.Δ	30,854	1,104,573
Comcast Corporation Class A	632,904	21,550,381
InterActiveCorp*	5,223	956,018
John Wiley & Sons, Inc. Class A	17,328	813,896
Madison Square Garden Co. (The) Class A*	1,225	327,932
TEGNA, Inc.	68,453	744,084
Telephone & Data Systems, Inc.	56,901	1,851,559
T-Mobile US, Inc.*	2,824	179,635
Twenty-First Century Fox, Inc. Class A	23,149	1,113,930
Twenty-First Century Fox, Inc. Class B	11,003	525,723
United States Cellular Corporation*	6,994	363,478
Verizon Communications, Inc.	334,472	18,804,016
Walt Disney Co. (The)	10,715	1,174,900
		65,515,057
Consumer Discretionary — 6.1%
Aaron's, Inc.	20,196	849,242
Advance Auto Parts, Inc.	29,575	4,656,879
Booking Holdings, Inc.*	1,764	3,038,349
Brunswick Corporation	37,078	1,722,273
Carnival Corporation	8,332	410,768
Dana, Inc.	226,994	3,093,928
Deckers Outdoor CorporationΔ*	14,756	1,888,030
Dollar General Corporation	105,732	11,427,515
eBay, Inc.*	101,186	2,840,291
Foot Locker, Inc.	22,678	1,206,470
Ford Motor Co.	94,724	724,639
Garrett Motion, Inc.Δ*	659	8,132
General Motors Co.	27,959	935,228
Grand Canyon Education, Inc.*	7,201	692,304
Lennar Corporation Class A	130,351	5,103,242
Lennar Corporation Class B	3,259	102,104
Lowe’s Cos., Inc.	115,396	10,657,975
Lululemon Athletica, Inc.*	11,730	1,426,485
McDonald’s Corporation	13,882	2,465,027
Tapestry, Inc.	112,593	3,800,014
Target Corporation	23,672	1,564,482
Yum! Brands, Inc.	51,644	4,747,116
		63,360,493
Consumer Staples — 5.1%
Archer-Daniels-Midland Co.	24,764	1,014,581
Casey’s General Stores, Inc.	8,044	1,030,758
Coca-Cola Co. (The)	53,999	2,556,853
Colgate-Palmolive Co.	20,220	1,203,494
Conagra Brands, Inc.	39,068	834,493
Estee Lauder Cos., Inc. (The) Class A	22,582	2,937,918
	Shares	Value
General Mills, Inc.	15,766	$ 613,928
Herbalife Nutrition, Ltd.Δ*	21,988	1,296,193
Ingredion, Inc.	21,073	1,926,072
Kimberly-Clark Corporation	2,545	289,977
Kraft Heinz Co. (The)	16,559	712,699
Kroger Co. (The)	58,899	1,619,723
Lamb Weston Holdings, Inc.	27,850	2,048,646
Mondelez International, Inc. Class A	38,110	1,525,543
Nu Skin Enterprises, Inc. Class A	26,509	1,625,797
PepsiCo, Inc.	93,438	10,323,030
Performance Food Group Co.*	28,317	913,790
Post Holdings, Inc.*	2,867	255,536
Procter & Gamble Co. (The)	128,324	11,795,542
Sprouts Farmers Market, Inc.*	40,038	941,293
Tyson Foods, Inc. Class A	46,481	2,482,086
USANA Health Sciences, Inc.*	8,462	996,231
Walgreens Boots Alliance, Inc.	18,712	1,278,591
Walmart, Inc.	32,649	3,041,254
		53,264,028
Energy — 8.6%
Anadarko Petroleum Corporation	37,054	1,624,447
Baker Hughes a GE Co.	227,636	4,894,174
Chevron Corporation	171,023	18,605,592
ConocoPhillips	214,450	13,370,958
EOG Resources, Inc.	10,615	925,734
Exxon Mobil Corporation	113,571	7,744,407
HollyFrontier Corporation	23,465	1,199,531
Kinder Morgan, Inc.	42,163	648,467
Marathon Petroleum Corporation	122,596	7,234,390
Occidental Petroleum Corporation	203,627	12,498,625
PBF Energy, Inc. Class A	33,493	1,094,216
Peabody Energy Corporation	25,302	771,205
Phillips 66	165,246	14,235,943
Pioneer Natural Resources Co.	874	114,948
Valero Energy Corporation	52,712	3,951,819
		88,914,456
Financials — 20.9%
Aflac, Inc.	20,165	918,717
Allstate Corporation (The)	61,946	5,118,598
Ally Financial, Inc.	165,139	3,742,050
American Express Co.	93,702	8,931,675
American International Group, Inc.	343,347	13,531,305
Ameriprise Financial, Inc.	15,789	1,647,898
Bank of America Corporation	544,880	13,425,843
Bank of New York Mellon Corporation (The)	192,534	9,062,575
BB&T Corporation	13,454	582,827
Berkshire Hathaway, Inc. Class B*	38,760	7,914,017
BlackRock, Inc.	2,653	1,042,151
Capital One Financial Corporation	66,038	4,991,812
Citigroup, Inc.	263,431	13,714,218
Citizens Financial Group, Inc.	129,150	3,839,630
CME Group, Inc.	6,737	1,267,364
CNO Financial Group, Inc.	98,603	1,467,213
Goldman Sachs Group, Inc. (The)	7,873	1,315,185

See Notes to Financial Statements.

	Shares	Value
Hartford Financial Services Group, Inc. (The)	149,473	$ 6,644,075
Intercontinental Exchange, Inc.	126,671	9,542,126
JPMorgan Chase & Co.	304,186	29,694,637
Lincoln National Corporation	41,952	2,152,557
Marsh & McLennan Cos., Inc.	5,914	471,642
MetLife, Inc.	92,828	3,811,518
Morgan Stanley	26,312	1,043,271
New York Community Bancorp, Inc.Δ	619,244	5,827,086
Old Republic International Corporation	53,370	1,097,821
PNC Financial Services Group, Inc. (The)	9,549	1,116,374
Popular, Inc.	62,020	2,928,584
Progressive Corporation (The)	57,675	3,479,533
Prudential Financial, Inc.	63,927	5,213,247
Radian Group, Inc.	77,503	1,267,949
Reinsurance Group of America, Inc.	25,804	3,618,495
S&P Global, Inc.	21,993	3,737,490
State Street Corporation	155,986	9,838,037
Travelers Cos., Inc. (The)	5,022	601,385
U.S. Bancorp	240,266	10,980,156
Voya Financial, Inc.	43,866	1,760,781
Wells Fargo & Co.	320,436	14,765,691
Zions Bancorp NA	122,700	4,998,798
		217,104,331
Health Care — 12.6%
Abbott Laboratories	40,688	2,942,963
Agilent Technologies, Inc.	38,859	2,621,428
Alexion Pharmaceuticals, Inc.*	2,244	218,476
Amgen, Inc.	4,766	927,797
Amneal Pharmaceuticals, Inc.Δ*	146,400	1,980,792
Anthem, Inc.	38,065	9,997,011
Baxter International, Inc.	46,682	3,072,609
Becton, Dickinson and Co.	6,020	1,356,426
Biogen, Inc.*	1,052	316,568
Boston Scientific Corporation*	7,852	277,490
Bristol-Myers Squibb Co.	88,433	4,596,747
Bruker Corporation	49,861	1,484,362
Cardinal Health, Inc.	90,414	4,032,464
Catalent, Inc.*	24,713	770,551
Centene Corporation*	57,542	6,634,593
Cigna Corporation	37,332	7,090,129
CVS Health Corporation	142,344	9,326,379
Danaher Corporation	16,499	1,701,377
Eli Lilly & Co.	53,162	6,151,907
Gilead Sciences, Inc.	112,996	7,067,900
HCA Healthcare, Inc.	2,702	336,264
Humana, Inc.	13,639	3,907,301
IDEXX Laboratories, Inc.*	3,479	647,164
Johnson & Johnson	202,889	26,182,825
Ligand Pharmaceuticals, Inc.Δ*	6,147	834,148
McKesson Corporation	28,023	3,095,701
Molina Healthcare, Inc.Δ*	36,345	4,224,016
Premier, Inc. Class A*	26,216	979,168
Repligen CorporationΔ*	4,064	214,335
Thermo Fisher Scientific, Inc.	10,552	2,361,432
	Shares	Value
United Therapeutics Corporation*	9,936	$ 1,082,030
UnitedHealth Group, Inc.	37,900	9,441,648
Waters Corporation*	6,017	1,135,107
WellCare Health Plans, Inc.*	5,497	1,297,787
Zoetis, Inc.	26,290	2,248,847
		130,555,742
Industrials — 6.5%
3M Co.	1,806	344,115
Caterpillar, Inc.	376	47,778
CSX Corporation	8,921	554,262
Delta Air Lines, Inc.	92,153	4,598,435
EMCOR Group, Inc.	30,920	1,845,615
Emerson Electric Co.	4,331	258,777
EnerSys, Inc.	13,621	1,057,126
Fluor Corporation	64,000	2,060,800
General Dynamics Corporation	29,456	4,630,778
General Electric Co.	1,113,002	8,425,425
HD Supply Holdings, Inc.*	86,162	3,232,798
Hillenbrand, Inc.	16,934	642,307
Honeywell International, Inc.	6,595	871,331
JetBlue Airways Corporation*	85,956	1,380,453
Lockheed Martin Corporation	987	258,436
Masco Corporation	25,687	751,088
Moog, Inc.	12,346	956,568
Norfolk Southern Corporation	5,945	889,015
Quanta Services, Inc.	77,494	2,332,569
Resideo Technologies, Inc.*	1,099	22,585
Robert Half International, Inc.	36,964	2,114,341
Southwest Airlines Co.	3,899	181,226
Spirit Airlines, Inc.*	12,845	743,982
Terex CorporationΔ	102,260	2,819,308
Textron, Inc.	167,203	7,689,666
Union Pacific Corporation	1,470	203,198
United Continental Holdings, Inc.*	40,282	3,372,812
United Parcel Service, Inc. Class B	37,235	3,631,530
United Technologies Corporation	102,251	10,887,687
Waste Management, Inc.	1,785	158,847
WESCO International, Inc.*	4,985	239,280
		67,202,138
Information Technology — 11.1%
ANSYS, Inc.*	2,352	336,195
Aspen Technology, Inc.*	22,527	1,851,269
Avnet, Inc.	49,985	1,804,459
Broadcom, Inc.	19,602	4,984,397
CDW Corporation	13,599	1,102,199
Cisco Systems, Inc.	354,363	15,354,549
Citrix Systems, Inc.	33,300	3,411,918
Cognizant Technology Solutions Corporation Class A	940	59,671
Corning, Inc.	234,344	7,079,532
Cypress Semiconductor CorporationΔ	456,700	5,809,224
F5 Networks, Inc.*	3,206	519,468
First Data Corporation Class A*	266,600	4,508,206
Hewlett Packard Enterprise Co.	63,757	842,230
HP, Inc.	251,698	5,149,741
Intel Corporation	138,858	6,516,606
See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
International Business Machines Corporation	25,415	$ 2,888,923
Intuit, Inc.	20,114	3,959,441
j2 Global, Inc.Δ	13,295	922,407
Jabil, Inc.	59,512	1,475,302
Micron Technology, Inc.*	37,925	1,203,360
Microsoft Corporation	122,380	12,430,137
Oracle Corporation	267,028	12,056,314
QUALCOMM, Inc.	145,069	8,255,877
Teradata Corporation*	26,056	999,508
Texas Instruments, Inc.	79,489	7,511,710
VeriSign, Inc.*	20,940	3,105,193
Western Digital Corporation	45,925	1,697,847
		115,835,683
Materials — 3.9%
Air Products & Chemicals, Inc.	68,379	10,944,059
Domtar Corporation	43,261	1,519,759
DowDuPont, Inc.	339,882	18,176,889
Ecolab, Inc.	2,751	405,360
Freeport-McMoRan, Inc.	352,231	3,631,502
PPG Industries, Inc.	4,393	449,096
Reliance Steel & Aluminum Co.	40,237	2,863,667
Steel Dynamics, Inc.	73,492	2,207,700
Trinseo SA	15,299	700,388
		40,898,420
Real Estate — 1.6%
Apartment Investment & Management Co. Class A REIT	11,737	515,020
CBRE Group, Inc. Class A*	101,140	4,049,646
Crown Castle International Corporation REIT	2,107	228,883
Hospitality Properties Trust REIT	23,740	566,911
Host Hotels & Resorts, Inc. REIT	38,266	637,894
Jones Lang LaSalle, Inc.	52,738	6,676,631
Park Hotels & Resorts, Inc. REIT	55,332	1,437,525
Prologis, Inc. REIT	13,175	773,636
Simon Property Group, Inc. REIT	1,310	220,067
Spirit Realty Capital, Inc. REIT	25,502	898,938
VEREIT, Inc. REIT	156,130	1,116,330
		17,121,481
Utilities — 4.6%
AES Corporation	620,675	8,974,959
American Electric Power Co., Inc.	12,512	935,147
Dominion Energy, Inc.	119,020	8,505,169
Duke Energy Corporation	19,040	1,643,152
Exelon Corporation	222,532	10,036,193
NextEra Energy, Inc.	10,915	1,897,245
NRG Energy, Inc.	7,505	297,198
PG&E Corporation*	44,042	1,045,998
PNM Resources, Inc.	18,437	757,576
Portland General Electric Co.Δ	24,071	1,103,655
Public Service Enterprise Group, Inc.	120,356	6,264,530
	Shares	Value
Southern Co. (The)	24,455	$ 1,074,064
Southwest Gas Holdings, Inc.	19,997	1,529,771
UGI Corporation	66,996	3,574,237
		47,638,894
Total Common Stocks (Cost $847,478,009)		907,410,723
FOREIGN COMMON STOCKS — 8.7%
Canada — 0.2%
Bausch Health Cos., Inc.*	62,227	1,149,333
Methanex CorporationΔ	15,300	737,001
		1,886,334
Curacao — 0.7%
Schlumberger, Ltd.	190,359	6,868,153
France — 0.7%
Sanofi ADRΔ	182,015	7,901,271
Ireland — 4.0%
Adient PLCΔ	55,684	838,601
Eaton Corporation PLC	9,355	642,314
Horizon Pharma PLC*	56,735	1,108,602
ICON PLC*	7,282	940,907
Jazz Pharmaceuticals PLC*	9,397	1,164,852
Johnson Controls International PLC	516,449	15,312,713
Linde PLC	4,981	777,235
Medtronic PLC	178,956	16,277,838
nVent Electric PLC	108,664	2,440,594
Pentair PLC	53,764	2,031,204
		41,534,860
Israel — 0.1%
Taro Pharmaceutical Industries, Ltd.Δ	9,485	802,810
Netherlands — 0.8%
Koninklijke Philips NVΔ	86,700	3,044,037
LyondellBasell Industries NV Class A	36,459	3,031,931
Mylan NV*	50,658	1,388,029
NXP Semiconductor NVΔ	6,689	490,170
		7,954,167
Switzerland — 0.1%
Chubb, Ltd.	10,938	1,412,971
United Kingdom — 2.1%
BP PLC ADR	137,465	5,212,673
GlaxoSmithKline PLC ADR	179,422	6,855,714
Nielsen Holdings PLC	308,478	7,196,792
TechnipFMC PLC	132,800	2,600,224
		21,865,403
Total Foreign Common Stocks (Cost $108,047,091)		90,225,969
MONEY MARKET FUNDS — 4.7%
GuideStone Money Market Fund, 2.22% (Institutional Class)Ø∞	45,944,522	45,944,522

See Notes to Financial Statements.

	Shares	Value
Northern Institutional Liquid Assets Portfolio (Shares), 2.45%Ø§	3,030,212	$ 3,030,212
Total Money Market Funds (Cost $48,974,734)		48,974,734

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill
2.48%, 05/30/19Ω‡‡ (Cost $1,781,554)	$1,800,000	1,782,083
TOTAL INVESTMENTS — 100.9% (Cost $1,006,281,388)		1,048,393,509
Liabilities in Excess of Other Assets — (0.9)%		(9,690,459)
NET ASSETS — 100.0%		$1,038,703,050
Futures Contracts outstanding at December 31, 2018:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2019	412	$51,607,120	$(928,146)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 907,410,723	$ 907,410,723	$ —	$ —
Foreign Common Stocks	90,225,969	90,225,969	—	—
Money Market Funds	48,974,734	48,974,734	—	—
U.S. Treasury Obligation	1,782,083	—	1,782,083	—
Total Assets - Investments in Securities	$1,048,393,509	$1,046,611,426	$1,782,083	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (928,146)	$ (928,146)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (928,146)	$ (928,146)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

Growth Equity Fund (Unaudited)
The Fund invested in a diversified portfolio of large- and medium-sized U.S. companies whose stocks were considered to have above average potential for growth in revenue and earnings. The Investor Class of the Fund outperformed its benchmark, the Russell 1000® Growth Index, for the one-year period ended December 31, 2018 (0.99% versus -1.51%). The benchmark ended the year in negative territory but performed well relative to most domestic equity indexes. The market rewarded stocks with higher price-to-earnings (P/E) ratios, higher growth and lower dividend yielding names within the index. Overweight exposure to these areas benefitted benchmark-relative performance for the year. Security selection within the technology and consumer discretionary sectors also contributed to benchmark-relative returns during the year.
In 2018, exchange listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight negative impact on Fund performance for the year.
This Fund may be suitable for investors who seek high, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in growth-oriented equities and would like to diversify their portfolio by adding a potentially higher return, higher risk option of equities. The Fund will not concentrate in any particular industry, but at times, it may be heavily invested in a particular economic sector. This may result in greater short-term price volatility. It is possible to lose money by investing in the Fund.
At December 31, 2018, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Information Technology	29.8
Health Care	16.3
Consumer Discretionary	14.9
Communication Services	11.6
Industrials	7.7
Consumer Staples	7.5
Money Market Funds	4.1
Financials	3.3
Foreign Common Stocks	2.0
Materials	1.3
Real Estate	1.2
Energy	0.2
U.S. Treasury Obligations	0.2
100.1

See Notes to Financial Statements.

Growth Equity Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Investor Class*	Benchmark**
One Year	1.22%	0.99%	(1.51)%
Five Year	9.09%	8.83%	10.40%
Ten Year	14.79%	14.57%	15.28%
Since Inception	6.34%	6.19%	6.94%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2018 Prospectus)(1)	0.74%	1.00%
(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2008 to December 31, 2018, with all dividends and capital gains reinvested, with the Russell 1000® Growth Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Shares	Value
COMMON STOCKS — 93.8%
Communication Services — 11.6%
Activision Blizzard, Inc.	82,000	$ 3,818,740
Alphabet, Inc. Class A*	29,685	31,019,638
Alphabet, Inc. Class C*	36,902	38,216,080
Comcast Corporation Class A	257,690	8,774,344
Electronic Arts, Inc.*	99,992	7,890,369
Facebook, Inc. Class A*	326,395	42,787,121
Match Group, Inc.Δ	110,900	4,743,193
Netflix, Inc.*	50,829	13,604,890
Walt Disney Co. (The)	88,550	9,709,507
		160,563,882
Consumer Discretionary — 14.9%
Alibaba Group Holding, Ltd. ADRΔ*	345,709	47,386,333
Amazon.com, Inc.*	57,012	85,630,314
Booking Holdings, Inc.*	7,938	13,672,570
Chipotle Mexican Grill, Inc.*	13,060	5,639,177
Floor & Decor Holdings, Inc. Class AΔ*	124,430	3,222,737
Home Depot, Inc. (The)	50,200	8,625,364
Starbucks Corporation	208,604	13,434,098
TJX Cos., Inc. (The)	163,202	7,301,657
Yum China Holdings, Inc.	377,163	12,646,275
Yum! Brands, Inc.	102,004	9,376,208
		206,934,733
Consumer Staples — 7.5%
Coca-Cola Co. (The)	389,013	18,419,765
Colgate-Palmolive Co.	217,634	12,953,576
Costco Wholesale Corporation	75,572	15,394,772
Danone SA ADRΔ	862,707	12,060,644
Estee Lauder Cos., Inc. (The) Class A	61,056	7,943,386
McCormick & Co., Inc. (Non-Voting Shares)Δ	30,580	4,257,959
Monster Beverage Corporation*	426,050	20,970,181
Procter & Gamble Co. (The)	134,238	12,339,157
		104,339,440
Energy — 0.2%
Pioneer Natural Resources Co.	27,571	3,626,138
Financials — 3.3%
American Express Co.	128,233	12,223,170
BlackRock, Inc.	19,750	7,758,195
Charles Schwab Corporation (The)	190,820	7,924,755
FactSet Research Systems, Inc.	40,565	8,118,273
SEI Investments Co.	208,915	9,651,873
		45,676,266
Health Care — 16.3%
ABIOMED, Inc.*	5,900	1,917,736
Alexion Pharmaceuticals, Inc.*	101,794	9,910,664
Align Technology, Inc.*	24,400	5,110,092
Amgen, Inc.	49,511	9,638,306
Biogen, Inc.*	30,480	9,172,042
BioMarin Pharmaceutical, Inc.*	102,456	8,724,128
Celgene Corporation*	114,170	7,317,155
Cerner Corporation*	165,521	8,679,921
	Shares	Value
Danaher Corporation	85,168	$ 8,782,524
DexCom, Inc.*	70,344	8,427,211
Edwards Lifesciences Corporation*	102,064	15,633,143
Illumina, Inc.*	29,257	8,775,052
Intuitive Surgical, Inc.*	23,603	11,303,949
Johnson & Johnson	49,340	6,367,327
Loxo Oncology, Inc.*	23,452	3,284,922
Novartis AG ADR	105,712	9,071,147
Regeneron Pharmaceuticals, Inc.*	71,449	26,686,201
Sarepta Therapeutics, Inc.Δ*	23,708	2,587,254
Thermo Fisher Scientific, Inc.	88,633	19,835,179
UnitedHealth Group, Inc.	56,080	13,970,650
Varian Medical Systems, Inc.*	76,302	8,645,780
Zoetis, Inc.	263,579	22,546,548
		226,386,931
Industrials — 7.7%
BWX Technologies, Inc.	115,019	4,397,176
Caterpillar, Inc.	45,770	5,815,994
Cintas CorporationΔ	45,211	7,594,996
CoStar Group, Inc.*	21,341	7,199,173
Deere & Co.	85,405	12,739,864
Expeditors International of Washington, Inc.	214,493	14,604,828
Fortive CorporationΔ	128,124	8,668,870
Honeywell International, Inc.	64,230	8,486,068
IHS Markit, Ltd.*	118,962	5,706,607
Roper Technologies, Inc.	36,752	9,795,143
United Parcel Service, Inc. Class B	118,529	11,560,133
W.W. Grainger, Inc.Δ	34,810	9,828,952
		106,397,804
Information Technology — 29.8%
Adobe, Inc.*	142,583	32,257,978
Akamai Technologies, Inc.*	137,300	8,386,284
Amphenol Corporation Class A	95,891	7,769,089
Apple, Inc.	64,100	10,111,134
Autodesk, Inc.*	204,377	26,284,926
Automatic Data Processing, Inc.	36,461	4,780,766
Cisco Systems, Inc.	272,583	11,811,021
FleetCor Technologies, Inc.*	21,183	3,934,107
Genpact, Ltd.	235,296	6,350,639
Intuit, Inc.	54,394	10,707,459
Microsoft Corporation	434,108	44,092,350
Nutanix, Inc. Class A*	114,150	4,747,498
NVIDIA Corporation	23,530	3,141,255
Oracle Corporation	681,384	30,764,488
Palo Alto Networks, Inc.*	73,477	13,839,393
PayPal Holdings, Inc.*	237,606	19,980,288
QUALCOMM, Inc.	372,954	21,224,812
Red Hat, Inc.*	47,010	8,256,836
salesforce.com, Inc.*	183,908	25,189,879
ServiceNow, Inc.*	90,400	16,095,720
Splunk, Inc.*	123,293	12,927,271
Texas Instruments, Inc.	77,450	7,319,025
TiVo Corporation	7	66
Visa, Inc. Class AΔ	560,130	73,903,552

See Notes to Financial Statements.

	Shares	Value
Vmware, Inc. Class AΔ	36,260	$ 4,972,334
Workday, Inc. Class A*	28,500	4,550,880
		413,399,050
Materials — 1.3%
Ecolab, Inc.	58,740	8,655,339
Sherwin-Williams Co. (The)	23,488	9,241,588
		17,896,927
Real Estate — 1.2%
Equinix, Inc. REIT	20,530	7,238,057
SBA Communications Corporation REIT*	60,774	9,838,703
		17,076,760
Total Common Stocks (Cost $1,022,209,989)		1,302,297,931
FOREIGN COMMON STOCKS — 2.0%
Curacao — 0.9%
Schlumberger, Ltd.	329,583	11,891,355
Ireland — 0.5%
Linde PLC	46,060	7,187,202
Netherlands — 0.4%
NXP Semiconductor NVΔ	71,042	5,205,958
United Kingdom — 0.2%
Atlassian Corporation PLC Class A*	30,300	2,696,094
Total Foreign Common Stocks (Cost $39,214,801)		26,980,609
	Shares	Value
MONEY MARKET FUNDS — 4.1%
GuideStone Money Market Fund, 2.22% (Institutional Class)Ø∞	56,036,987	$56,036,987
Northern Institutional Liquid Assets Portfolio (Shares), 2.45%Ø§	1,326,223	1,326,223
Total Money Market Funds (Cost $57,363,210)		57,363,210

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill
2.48%, 05/30/19Ω‡‡ (Cost $2,870,281)	$2,900,000	2,871,133
TOTAL INVESTMENTS — 100.1% (Cost $1,121,658,281)		1,389,512,883
Liabilities in Excess of Other Assets — (0.1)%		(1,396,203)
NET ASSETS — 100.0%		$1,388,116,680
Futures Contracts outstanding at December 31, 2018:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2019	456	$57,118,560	$(2,051,984)

See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,302,297,931	$1,302,297,931	$ —	$ —
Foreign Common Stocks	26,980,609	26,980,609	—	—
Money Market Funds	57,363,210	57,363,210	—	—
U.S. Treasury Obligation	2,871,133	—	2,871,133	—
Total Assets - Investments in Securities	$1,389,512,883	$1,386,641,750	$2,871,133	$ —
Other Financial Instruments***
Futures Contracts	$ (2,051,984)	$ (2,051,984)	$ —	$ —
Total Assets - Other Financial Instruments	$ (2,051,984)	$ (2,051,984)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

Small Cap Equity Fund (Unaudited)
The Fund was comprised of domestic, small-cap stocks with both value- and growth-style orientations. The Investor Class of the Fund underperformed its benchmark, the Russell 2000® Index, for the one-year period ended December 31, 2018 (-12.22% versus -11.01%). Small-cap stocks posted double digit declines during a period where the market punished higher beta, lower price-to-earnings (P/E) and lower growth names within the index. Small-cap growth stocks generally outperformed small-cap value stocks during the year. The Fund remained diversified across all sectors, with a modest overweight to the producer durables sector and modest underweights to the health care and financial services sectors. Security selection within the technology and materials and processing sectors detracted from benchmark-relative returns, while security selection within the health care sector added to the one-year period performance.
In 2018, exchange listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a negative impact on Fund performance for the year.
This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in stocks of small- to medium-sized U.S. companies and would like to diversify their portfolio by adding a potentially higher return, higher risk option of equities. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. It is possible to lose money by investing in the Fund.
At December 31, 2018, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Information Technology	19.6
Financials	16.8
Industrials	16.7
Health Care	11.3
Consumer Discretionary	9.5
Money Market Funds	6.6
Real Estate	6.5
Communication Services	4.2
Energy	3.6
Materials	3.6
Utilities	2.9
Consumer Staples	1.7
U.S. Treasury Obligation	0.2
103.2
See Notes to Financial Statements.

Small Cap Equity Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Investor Class*	Benchmark**
One Year	(12.01)%	(12.22)%	(11.01)%
Five Year	2.79%	2.53%	4.41%
Ten Year	11.75%	11.51%	11.97%
Since Inception	6.60%	6.41%	7.55%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2018 Prospectus)(1)	1.03%	1.30%
(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2008 to December 31, 2018, with all dividends and capital gains reinvested, with the Russell 2000® Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Shares	Value
COMMON STOCKS — 92.3%
Communication Services — 3.5%
ATN International, Inc.	13,435	$ 961,006
Cable One, Inc.	5,310	4,354,731
Cinemark Holdings, Inc.Δ	19,481	697,420
Cogent Communications Holdings, Inc.	33,500	1,514,535
DHI Group, Inc.*	68,556	104,205
Gannett Co., Inc.Δ	32,900	280,637
Global Eagle Entertainment, Inc.Δ*	5,837	13,016
Liberty TripAdvisor Holdings, Inc. Class A*	22,809	362,435
Madison Square Garden Co. (The) Class A*	1,500	401,550
Marchex, Inc. Class B	6,700	17,755
Marcus Corporation (The)Δ	10,637	420,161
Meet Group, Inc. (The)Δ*	54,600	252,798
MSG Networks, Inc. Class AΔ*	18,613	438,522
New Media Investment Group, Inc.	32,724	378,617
Nexstar Media Group, Inc. Class AΔ	5,086	399,963
Rosetta Stone, Inc.*	139,097	2,281,191
Scholastic Corporation	7,000	281,820
Shenandoah Telecommunications Co.	41,900	1,854,075
Spok Holdings, Inc.	14,304	189,671
Telephone & Data Systems, Inc.	25,741	837,612
TravelzooΔ*	14,693	144,432
United States Cellular Corporation*	668	34,716
WideOpenWest, Inc.Δ*	36,577	260,794
Yelp, Inc.Δ*	19,124	669,149
Zynga, Inc. Class A*	29,100	114,363
		17,265,174
Consumer Discretionary — 9.4%
Aaron's, Inc.	35,589	1,496,517
Adtalem Global Education, Inc.*	3,800	179,816
American Eagle Outfitters, Inc.	62,311	1,204,472
American Public Education, Inc.*	2,400	68,304
Barnes & Noble Education, Inc.*	67,948	272,472
Bridgepoint Education, Inc.*	8,243	57,783
Bright Horizons Family Solutions, Inc.*	24,600	2,741,670
Brinker International, Inc.Δ	10,627	467,375
Build-A-Bear Workshop, Inc.*	2,100	8,295
Callaway Golf Co.	110,000	1,683,000
Cheesecake Factory, Inc. (The)Δ	25,331	1,102,152
Chegg, Inc.Δ*	82,200	2,336,124
Chuy's Holdings, Inc.*	25,317	449,124
Citi Trends, Inc.	12,605	257,016
Clarus Corporation	10,300	104,236
Cooper Tire & Rubber Co.	10,785	348,679
Cooper-Standard Holdings, Inc.*	5,900	366,508
CSS Industries, Inc.	26,655	239,095
Deckers Outdoor CorporationΔ*	6,772	866,477
Five Below, Inc.*	12,217	1,250,043
Floor & Decor Holdings, Inc. Class AΔ*	50,900	1,318,310
Foot Locker, Inc.	11,942	635,314
Genesco, Inc.Δ*	25,402	1,125,309
Group 1 Automotive, Inc.Δ	11,200	590,464
	Shares	Value
GrubHub, Inc.Δ*	2,423	$ 186,111
Habit Restaurants, Inc. (The) Class AΔ*	59,945	629,423
Hilton Grand Vacations, Inc.*	41,800	1,103,102
Houghton Mifflin Harcourt Co.*	33,873	300,115
Hudson, Ltd. Class A*	111,300	1,908,795
J Alexander's Holdings, Inc.*	24,246	199,545
J. Jill, Inc.Δ*	4,300	22,919
Jack in the Box, Inc.	15,922	1,236,025
Johnson Outdoors, Inc. Class A	1,641	96,392
K12, Inc.*	55,746	1,381,943
Leaf Group, Ltd.*	5,300	36,305
Malibu Boats, Inc. Class A*	26,453	920,564
MasterCraft Boat Holdings, Inc.*	6,040	112,948
Modine Manufacturing Co.*	38,400	415,104
Monro, Inc.	33,750	2,320,313
Murphy USA, Inc.*	8,639	662,093
National Vision Holdings, Inc.*	98,000	2,760,660
Office Depot, Inc.	256,400	661,512
Ollie's Bargain Outlet Holdings, Inc.*	30,200	2,008,602
RTW RetailWinds, Inc.Δ*	13,692	38,748
Signet Jewelers, Ltd.Δ	18,900	600,453
Steven Madden, Ltd.Δ	47,261	1,430,118
Strategic Education, Inc.Δ	43,900	4,979,138
Tenneco, Inc.	27,683	758,237
Tile Shop Holdings, Inc.	100	548
Tilly's, Inc. Class A	20,800	225,888
Tower International, Inc.	33,305	792,659
Town Sports International Holdings, Inc.*	2,600	16,640
Vista Outdoor, Inc.*	58,300	661,705
Vitamin Shoppe, Inc.Δ*	44,215	209,579
		45,844,739
Consumer Staples — 1.6%
Andersons, Inc. (The)	9,200	274,988
Avon Products, Inc.*	203,285	308,993
BJ's Wholesale Club Holdings, Inc.Δ*	98,400	2,180,544
Fresh Del Monte Produce, Inc.	17,147	484,746
Herbalife Nutrition, Ltd.Δ*	15,274	900,402
Ingles Markets, Inc. Class AΔ	14,838	403,890
J&J Snack Foods Corporation	7,866	1,137,345
Lifevantage Corporation*	21,752	286,909
Medifast, Inc.	1,091	136,397
Natural Health Trends CorporationΔ	6,069	112,216
Nu Skin Enterprises, Inc. Class A	13,906	852,855
USANA Health Sciences, Inc.*	4,964	584,412
		7,663,697
Energy — 3.6%
Arch Coal, Inc. Class AΔ	18,248	1,514,402
Bonanza Creek Energy, Inc.*	14,800	305,916
C&J Energy Services, Inc.*	12,000	162,000
Cactus, Inc. Class A*	46,600	1,277,306
Carrizo Oil & Gas, Inc.Δ*	75,200	849,008
CONSOL Energy, Inc.*	11,533	365,711
Dawson Geophysical Co.Δ*	5,200	17,576
Exterran Corporation*	36,520	646,404

See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Gran Tierra Energy, Inc.Δ*	167,818	$ 364,165
Hallador Energy Co.	10,142	51,420
HollyFrontier Corporation	17,224	880,491
Keane Group, Inc.*	69,784	570,833
KLX Energy Services Holdings, Inc.*	9,503	222,845
Matador Resources Co.Δ*	86,100	1,337,133
Matrix Service Co.*	23,300	418,002
Midstates Petroleum Co., Inc.*	15,400	115,654
Newpark Resources, Inc.*	62,400	428,688
Nine Energy Service, Inc.*	6,200	139,748
Overseas Shipholding Group, Inc. Class A*	138,146	229,322
Par Pacific Holdings, Inc.Δ*	41,409	587,180
Patterson-UTI Energy, Inc.	36,830	381,191
PBF Energy, Inc. Class A	24,279	793,195
Peabody Energy Corporation	22,400	682,752
Pioneer Energy Services CorporationΔ*	172,875	212,636
ProPetro Holding Corporation*	22,384	275,771
Renewable Energy Group, Inc.Δ*	50,583	1,299,983
REX American Resources CorporationΔ*	7,005	477,111
SEACOR Holdings, Inc.*	10,900	403,300
SilverBow Resources, Inc.Δ*	13,332	315,168
Solaris Oilfield Infrastructure, Inc. Class AΔ	106,500	1,287,585
SRC Energy, Inc.*	15,346	72,126
Talos Energy, Inc.*	3,200	52,224
US Silica Holdings, Inc.Δ	25,882	263,479
W&T Offshore, Inc.Δ*	16,300	67,156
World Fuel Services Corporation	9,700	207,677
		17,275,158
Financials — 16.8%
1st Source Corporation	12,248	494,084
American Equity Investment Life Holding Co.	58,418	1,632,199
American National Bankshares, Inc.Δ	1,300	38,103
AMERISAFE, Inc.	22,000	1,247,180
Argo Group International Holdings, Ltd.	42,145	2,834,251
Atlantic Capital Bancshares, Inc.*	12,900	211,173
BancFirst Corporation	9,100	454,090
Bancorp, Inc. (The)*	99,011	788,128
Bank of Commerce HoldingsΔ	2,061	22,589
Bank of Marin Bancorp	7,200	296,928
BankFinancial Corporation	3,300	49,335
Banner Corporation	27,893	1,491,718
Baycom Corporation*	3,125	72,156
BlackRock TCP Capital Corporation	42,996	560,668
Bridge Bancorp, Inc.	13,471	343,376
Bryn Mawr Bank Corporation	12,629	434,438
Cadence BanCorpΔ	137,600	2,308,928
Capital City Bank Group, Inc.Δ	3,700	85,877
Capital Southwest Corporation	9,686	186,165
Cathay General Bancorp	4,000	134,120
CenterState Bank Corporation	43,530	915,871
Central Pacific Financial CorporationΔ	52,882	1,287,677
	Shares	Value
Central Valley Community Bancorp	6,000	$ 113,220
Century Bancorp, Inc. Class AΔ	3,277	221,951
Chemung Financial CorporationΔ	336	13,880
Cherry Hill Mortgage Investment Corporation REIT	16,300	285,902
City Holding Co.Δ	12,295	831,019
CNO Financial Group, Inc.	93,945	1,397,902
Commerce Bancshares, Inc.Δ	5,145	290,024
Community Trust Bancorp, Inc.Δ	6,200	245,582
Cowen, Inc.Δ*	29,136	388,674
Donegal Group, Inc. Class A	1,700	23,196
East West Bancorp, Inc.	12,600	548,478
Enova International, Inc.Δ*	20,504	399,008
Enterprise Financial Services Corporation	14,800	556,924
Essent Group, Ltd.*	41,053	1,403,192
Evercore, Inc. Class A	6,800	486,608
FCB Financial Holdings, Inc. Class A*	21,284	714,717
FedNat Holding Co.	12,125	241,530
Financial Institutions, Inc.	23,991	616,569
First BancorpΔ	38,652	1,262,374
First BanCorp	132,500	1,139,500
First Bancshares, Inc. (The)	3,300	99,825
First Business Financial Services, Inc.	4,500	87,795
First Citizens BancShares, Inc. Class A	681	256,771
First Commonwealth Financial CorporationΔ	35,100	424,008
First Defiance Financial Corporation	9,800	240,198
First Financial BancorpΔ	43,931	1,042,043
First Financial Corporation	9,350	375,402
First Hawaiian, Inc.	800	18,008
First Interstate BancSystem, Inc. Class A	28,975	1,059,326
First Merchants Corporation	5,100	174,777
First Midwest Bancorp, Inc.	27,300	540,813
Flagstar Bancorp, Inc.*	37,500	990,000
Focus Financial Partners, Inc. Class A*	52,500	1,382,325
Great Southern Bancorp, Inc.Δ	3,800	174,914
Great Western Bancorp, Inc.	39,907	1,247,094
Greenhill & Co., Inc.Δ	14,109	344,260
Hallmark Financial Services, Inc.Δ*	5,100	54,519
Hamilton Lane, Inc. Class AΔ	83,825	3,101,525
Hancock Whitney Corporation	19,400	672,210
Hanover Insurance Group, Inc. (The)	10,629	1,241,148
Health Insurance Innovations, Inc. Class AΔ*	69,637	1,861,397
Heartland Financial USA, Inc.Δ	4,900	215,355
Heritage Commerce Corporation	15,400	174,636
Heritage Financial CorporationΔ	9,100	270,452
Heritage Insurance Holdings, Inc.Δ	24,800	365,056
Home Bancorp, Inc.	500	17,700
HomeTrust Bancshares, Inc.	13,241	346,649
Hope Bancorp, Inc.	31,291	371,111
IBERIABANK Corporation	7,100	456,388
Independent Bank Corporation	33,696	708,290

See Notes to Financial Statements.

	Shares	Value
Independent Bank Corporation (Rockland)	12,658	$ 889,984
Independent Bank Group, Inc.	19,668	900,204
INTL. FCStone, Inc.*	14,777	540,543
Jefferies Financial Group, Inc.	21,166	367,442
Ladenburg Thalmann Financial Services, Inc.	15,200	35,416
LegacyTexas Financial Group, Inc.	6,600	211,794
LendingTree, Inc.Δ*	2,475	543,436
Marlin Business Services Corporation	2,800	62,524
Mercantile Bank Corporation	1,000	28,260
Merchants Bancorp	2,686	53,613
Meridian Bancorp, Inc.	11,200	160,384
Meta Financial Group, Inc.	63,900	1,239,021
Metropolitan Bank Holding Corporation*	3,400	104,890
MGIC Investment Corporation*	242,911	2,540,849
MidSouth Bancorp, Inc.Δ	2,688	28,493
MidWestOne Financial Group, Inc.	8,012	198,938
Moelis & Co. Class A	4,845	166,571
National Bank Holdings Corporation Class A	16,846	520,036
Navient Corporation	67,501	594,684
Northeast Bancorp	3,500	58,555
Northrim BanCorp, Inc.	9,195	302,240
OFG Bancorp	71,681	1,179,869
Old Line Bancshares, Inc.Δ	1,000	26,320
Old National BancorpΔ	66,100	1,017,940
Old Republic International Corporation	52,478	1,079,472
Old Second Bancorp, Inc.	1,300	16,900
Oppenheimer Holdings, Inc. Class A	18,042	460,973
Orrstown Financial Services, Inc.Δ	800	14,568
Park National CorporationΔ	3,766	319,922
Peapack Gladstone Financial CorporationΔ	5,200	130,936
Peoples Bancorp, Inc.Δ	2,400	72,240
Popular, Inc.	28,073	1,325,607
Primerica, Inc.	9,944	971,628
ProAssurance Corporation	53,000	2,149,680
Provident Financial Services, Inc.	2,900	69,977
QCR Holdings, Inc.	6,300	202,167
Radian Group, Inc.	52,744	862,892
RBB BancorpΔ	2,300	40,411
Regional Management Corporation*	15,865	381,553
Reinsurance Group of America, Inc.	3,900	546,897
Republic Bancorp, Inc. Class A	6,599	255,513
Riverview Bancorp, Inc.	3,400	24,752
Sandy Spring Bancorp, Inc.	1,200	37,608
Santander Consumer USA Holdings, Inc.Δ	22,375	393,576
Selective Insurance Group, Inc.	26,178	1,595,287
Shore Bancshares, Inc.	2,900	42,166
Sierra Bancorp	20,397	490,140
South State Corporation	2,000	119,900
Southern National Bancorp of Virginia, Inc.	2,702	35,720
State Auto Financial Corporation	2,000	68,080
	Shares	Value
Stellus Capital Investment CorporationΔ	26,445	$ 342,463
Sterling Bancorp	38,999	643,873
Stifel Financial Corporation	25,723	1,065,447
Synovus Financial Corporation	6,000	191,940
Territorial Bancorp, Inc.	2,000	51,960
Third Point Reinsurance, Ltd.Δ*	87,500	843,500
THL Credit, Inc.	42,763	259,999
TriCo Bancshares	14,000	473,060
TrustCo Bank CorporationΔ	57,000	391,020
UMB Financial CorporationΔ	12,600	768,222
Umpqua Holdings Corporation	29,239	464,900
Union Bankshares CorporationΔ	2,400	67,752
United Community Banks, Inc.	1,900	40,774
United Financial Bancorp, Inc.	1,500	22,050
Valley National BancorpΔ	99,138	880,345
Voya Financial, Inc.	17,844	716,258
W.R. Berkley Corporation	5,190	383,593
Waddell & Reed Financial, Inc. Class AΔ	37,200	672,576
Washington Federal, Inc.Δ	21,000	560,910
WesBanco, Inc.	8,200	300,858
Wintrust Financial Corporation	9,200	611,708
WisdomTree Investments, Inc.Δ	272,500	1,812,125
WSFS Financial CorporationΔ	34,024	1,289,850
		81,719,053
Health Care — 9.9%
AAC Holdings, Inc.Δ*	107,800	150,920
Acceleron Pharma, Inc.Δ*	25,500	1,110,525
Achillion Pharmaceuticals, Inc.*	29,600	47,064
Acorda Therapeutics, Inc.Δ*	34,700	540,626
Adamas Pharmaceuticals, Inc.Δ*	62,169	530,923
Addus HomeCare CorporationΔ*	44,700	3,034,236
Adverum Biotechnologies, Inc.Δ*	13,900	43,785
Akebia Therapeutics, Inc.Δ*	19,800	109,494
Alder Biopharmaceuticals, Inc.Δ*	4,200	43,050
Allscripts Healthcare Solutions, Inc.*	69,000	665,160
AMAG Pharmaceuticals, Inc.Δ*	9,100	138,229
Amedisys, Inc.*	17,178	2,011,716
American Renal Associates Holdings, Inc.Δ*	56,600	652,032
Applied Genetic Technologies CorporationΔ*	6,200	15,438
Aratana Therapeutics, Inc.*	5,400	33,102
Ardelyx, Inc.*	9,200	16,468
Assertio Therapeutics, Inc.*	11,100	40,071
BioSpecifics Technologies Corporation*	8,461	512,737
Blueprint Medicines Corporation*	31,200	1,681,992
Calithera Biosciences, Inc.Δ*	5,200	20,852
Catalent, Inc.*	15,056	469,446
Chimerix, Inc.*	31,998	82,235
Cidara Therapeutics, Inc.Δ*	9,300	21,855
Conformis, Inc.Δ*	23,800	8,520
CONMED Corporation	19,055	1,223,331
Corvus Pharmaceuticals, Inc.*	4,000	14,680
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
CryoLife, Inc.*	39,164	$ 1,111,474
Eagle Pharmaceuticals, Inc.Δ*	6,775	272,965
Epizyme, Inc.Δ*	5,000	30,800
Evolent Health, Inc. Class AΔ*	45,100	899,745
Five Prime Therapeutics, Inc.Δ*	5,000	46,500
Five Star Senior Living, Inc.Ψ†††*	2,086	—
HealthEquity, Inc.*	13,900	829,135
Innoviva, Inc.*	32,296	563,565
Inogen, Inc.Δ*	3,700	459,429
Inspire Medical Systems, Inc.Δ*	24,500	1,035,125
Integer Holdings Corporation*	24,500	1,868,370
Intra-Cellular Therapies, Inc.*	4,700	53,533
iRhythm Technologies, Inc.Δ*	25,200	1,750,896
Lannett Co., Inc.Δ*	49,428	245,163
LHC Group, Inc.Δ*	30,800	2,891,504
Ligand Pharmaceuticals, Inc.Δ*	7,762	1,053,303
Loxo Oncology, Inc.*	11,600	1,624,812
Medicines Co. (The)Δ*	41,733	798,770
Menlo Therapeutics, Inc.Δ*	8,300	34,196
Merit Medical Systems, Inc.*	24,193	1,350,211
Merrimack Pharmaceuticals, Inc.Δ*	5,100	19,686
Minerva Neurosciences, Inc.*	13,529	91,186
MyoKardia, Inc.Δ*	18,100	884,366
NantKwest, Inc.Δ*	7,400	8,584
Natera, Inc.*	48,777	680,927
NextGen Healthcare, Inc.Δ*	16,600	251,490
NuVasive, Inc.Δ*	18,404	912,102
Orthofix Medical, Inc.*	7,100	372,679
Ovid therapeutics, Inc.Δ*	2,000	4,840
PetIQ, Inc.Δ*	47,700	1,119,519
Phibro Animal Health Corporation Class A	13,632	438,405
Prestige Consumer Healthcare, Inc.Δ*	42,674	1,317,773
Psychemedics Corporation	7,395	117,359
Puma Biotechnology, Inc.Δ*	16,978	345,502
Quidel CorporationΔ*	22,615	1,104,064
Ra Pharmaceuticals, Inc.*	1,100	20,020
Repligen CorporationΔ*	25,405	1,339,860
Retrophin, Inc.*	50,267	1,137,542
Rhythm Pharmaceuticals, Inc.Δ*	47,900	1,287,552
RTI Surgical, Inc.*	91,325	337,903
SeaSpine Holdings CorporationΔ*	2,700	49,248
Spark Therapeutics, Inc.Δ*	12,085	473,007
Spectrum Pharmaceuticals, Inc.*	50,993	446,189
Spero Therapeutics, Inc.Δ*	1,600	9,840
Supernus Pharmaceuticals, Inc.Δ*	15,856	526,736
Syndax Pharmaceuticals, Inc.Δ*	2,100	9,345
Tabula Rasa HealthCare, Inc.Δ*	6,724	428,722
Tandem Diabetes Care, Inc.*	54,600	2,073,162
Tetraphase Pharmaceuticals, Inc.*	10,500	11,865
Tivity Health, Inc.*	6,446	159,925
Ultragenyx Pharmaceutical, Inc.Δ*	5,317	231,183
Vanda Pharmaceuticals, Inc.*	55,981	1,462,784
WellCare Health Plans, Inc.*	2,200	519,398
		48,330,746
Industrials — 16.7%
ABM Industries, Inc.Δ	37,488	1,203,740
	Shares	Value
AGCO Corporation	8,900	$ 495,463
Albany International Corporation Class A	60,200	3,758,286
Allied Motion Technologies, Inc.	8,259	369,095
Apogee Enterprises, Inc.Δ	4,936	147,340
Applied Industrial Technologies, Inc.	25,104	1,354,110
ARC Document Solutions, Inc.*	114,789	235,317
ArcBest CorporationΔ	16,900	578,994
Argan, Inc.Δ	7,400	280,016
Armstrong Flooring, Inc.*	40,362	477,886
ASGN, Inc.*	88,921	4,846,194
Atkore International Group, Inc.*	24,487	485,822
Barnes Group, Inc.	22,725	1,218,514
Beacon Roofing Supply, Inc.Δ*	119,100	3,777,852
Briggs & Stratton Corporation	30,457	398,378
BrightView Holdings, Inc.*	26,065	266,124
Casella Waste Systems, Inc. Class A*	34,709	988,859
CIRCOR International, Inc.Δ*	55,400	1,180,020
Clean Harbors, Inc.*	45,500	2,245,425
Columbus McKinnon Corporation	34,460	1,038,624
Comfort Systems USA, Inc.	14,760	644,717
Continental Building Products, Inc.*	70,646	1,797,941
Covenant Transportation Group, Inc. Class A*	13,489	258,989
CRA International, Inc.	19,386	824,874
CSW Industrials, Inc.*	6,280	303,638
Ducommun, Inc.Δ*	9,000	326,880
EMCOR Group, Inc.	70,179	4,188,984
Encore Wire Corporation	1,500	75,270
ESCO Technologies, Inc.	14,207	936,952
Exponent, Inc.	48,800	2,474,648
Federal Signal Corporation	50,778	1,010,482
Fluor Corporation	10,500	338,100
Foundation Building Materials, Inc.*	15,500	128,805
Granite Construction, Inc.	22,463	904,810
H&E Equipment Services, Inc.	900	18,378
Hawaiian Holdings, Inc.Δ	15,410	406,978
HD Supply Holdings, Inc.*	29,488	1,106,390
Healthcare Services Group, Inc.Δ	76,750	3,083,815
Heidrick & Struggles International, Inc.	15,399	480,295
Herc Holdings, Inc.*	9,615	249,894
Herman Miller, Inc.	21,874	661,688
Hillenbrand, Inc.	5,719	216,922
Hub Group, Inc. Class A*	11,327	419,892
Hyster-Yale Materials Handling, Inc.	5,600	346,976
ICF International, Inc.	19,570	1,267,745
Kadant, Inc.Δ	15,301	1,246,419
KBR, Inc.	61,300	930,534
Kelly Services, Inc. Class A	17,500	358,400
KeyW Holding Corporation (The)Δ*	23,017	153,984
Kforce, Inc.	12,664	391,571
Kimball International, Inc. Class B	27,760	393,914
Knight-Swift Transportation HoldingsΔ	22,200	556,554
LSI Industries, Inc.	64,918	205,790
Manitowoc Co., Inc. (The)Δ*	27,800	410,606
MasTec, Inc.Δ*	16,324	662,101

See Notes to Financial Statements.

	Shares	Value
Miller Industries, Inc.	14,223	$ 384,021
Moog, Inc.	16,688	1,292,986
MRC Global, Inc.Δ*	17,100	209,133
MYR Group, Inc.*	37,890	1,067,361
Navigant Consulting, Inc.	39,169	942,014
Navistar International Corporation*	14,400	373,680
Orion Group Holdings, Inc.*	5,600	24,024
Park-Ohio Holdings Corporation	3,500	107,415
Powell Industries, Inc.	6,400	160,064
Quanta Services, Inc.	32,922	990,952
Radiant Logistics, Inc.*	35,939	152,741
RBC Bearings, Inc.Δ*	11,000	1,442,100
Resources Connection, Inc.	1,200	17,040
Rexnord Corporation*	69,600	1,597,320
Rush Enterprises, Inc. Class A	19,400	668,912
Ryder System, Inc.	2,300	110,745
Safe Bulkers, Inc.*	11,200	19,936
SPX FLOW, Inc.*	12,400	377,208
Sterling Construction Co., Inc.*	19,400	211,266
Terex Corporation	5,100	140,607
Tetra Tech, Inc.	21,405	1,108,137
Thermon Group Holdings, Inc.*	15,896	322,371
Titan International, Inc.	4,100	19,106
TriMas Corporation*	1,785	48,713
TriNet Group, Inc.*	92,900	3,897,155
Triumph Group, Inc.Δ	4,400	50,600
TrueBlue, Inc.*	36,579	813,883
UniFirst Corporation	8,000	1,144,560
US Ecology, Inc.	13,102	825,164
US Xpress Enterprises, Inc. Class A*	29,068	163,071
USA Truck, Inc.*	19,894	297,813
Vectrus, Inc.*	24,210	522,452
Veritiv Corporation*	17,863	446,039
Viad Corporation	38,700	1,938,483
WageWorks, Inc.*	89,011	2,417,539
WESCO International, Inc.*	19,448	933,504
Willdan Group, Inc.*	34,300	1,199,814
Willscot CorporationΔ*	145,400	1,369,668
Woodward, Inc.	6,572	488,234
		81,425,826
Information Technology — 18.3%
2U, Inc.Δ*	56,700	2,819,124
ACI Worldwide, Inc.Δ*	52,900	1,463,743
ADTRAN, Inc.	33,000	354,420
Alpha & Omega Semiconductor, Ltd.Δ*	33,325	339,582
Amkor Technology, Inc.*	62,500	410,000
Anaplan, Inc.Δ*	3,000	79,620
Anixter International, Inc.*	19,715	1,070,722
Arlo Technologies, Inc.Δ*	26,185	261,326
Aspen Technology, Inc.*	8,757	719,650
Avaya Holdings CorporationΔ*	58,900	857,584
Avid Technology, Inc.Δ*	48,200	228,950
Avnet, Inc.	26,222	946,614
Bel Fuse, Inc. Class B	6,100	112,362
Belden, Inc.Δ	16,331	682,146
Benchmark Electronics, Inc.	37,400	792,132
	Shares	Value
Blackbaud, Inc.Δ	5,702	$ 358,656
Blackline, Inc.*	50,900	2,084,355
Bottomline Technologies de, Inc.*	41,000	1,968,000
Brooks Automation, Inc.Δ	38,955	1,019,842
Cabot Microelectronics Corporation	15,600	1,487,460
Calix, Inc.*	28,600	278,850
ChannelAdvisor Corporation*	8,100	91,935
Cirrus Logic, Inc.*	30,200	1,002,036
Cision, Ltd.Δ*	218,300	2,554,110
Comtech Telecommunications Corporation	7,000	170,380
Cray, Inc.*	19,000	410,210
Daktronics, Inc.	28,900	213,860
Digi International, Inc.*	16,900	170,521
DSP Group, Inc.*	10,800	120,960
eGain Corporation*	2,700	17,739
Electronics For Imaging, Inc.*	6,600	163,680
EMCORE CorporationΔ*	7,600	31,920
Evo Payments, Inc. Class AΔ*	102,900	2,538,543
Exela Technologies, Inc.Δ*	177,200	689,308
ExlService Holdings, Inc.Δ*	79,158	4,165,294
Fair Isaac Corporation*	11,850	2,215,950
FireEye, Inc.*	6,600	106,986
Fitbit, Inc. Class AΔ*	78,700	391,139
ForeScout Technologies, Inc.*	34,700	901,853
Harmonic, Inc.Δ*	80,300	379,016
II-VI, Inc.*	31,076	1,008,727
Infinera CorporationΔ*	112,900	450,471
Insight Enterprises, Inc.*	14,436	588,267
Instructure, Inc.Δ*	57,600	2,160,576
inTEST CorporationΔ*	29,712	182,135
Intevac, Inc.Δ*	10,900	57,007
j2 Global, Inc.Δ	76,499	5,307,501
Jabil, Inc.	51,091	1,266,546
Kimball Electronics, Inc.*	23,354	361,753
Kulicke & Soffa Industries, Inc.	18,560	376,211
Littelfuse, Inc.	16,100	2,760,828
MACOM Technology Solutions Holdings, Inc.Δ*	11,343	164,587
MaxLinear, Inc.Δ*	65,670	1,155,792
MicroStrategy, Inc. Class A*	9,742	1,244,540
MINDBODY, Inc. Class A*	44,200	1,608,880
MKS Instruments, Inc.	30,000	1,938,300
NeoPhotonics CorporationΔ*	13,000	84,240
NETGEAR, Inc.Δ*	16,978	883,365
NetScout Systems, Inc.Δ*	13,600	321,368
New Relic, Inc.*	14,000	1,133,580
nLight, Inc.Δ*	112,000	1,991,360
Paycom Software, Inc.Δ*	2,255	276,125
Paylocity Holding Corporation*	54,000	3,251,340
PC Connection, Inc.Δ	2,694	80,093
PCM, Inc.Δ*	15,529	273,466
Pegasystems, Inc.	35,500	1,697,965
Photronics, Inc.*	61,272	593,113
Pixelworks, Inc.Δ*	22,000	63,800
Plantronics, Inc.	16,714	553,233
Pluralsight, Inc. Class AΔ*	84,500	1,989,975
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Priority Technology Holdings, Inc.Δ*	122,900	$ 981,971
Progress Software Corporation	13,563	481,351
Proofpoint, Inc.*	3,267	273,807
Q2 Holdings, Inc.*	109,578	5,429,590
Quantum CorporationΔ*	47,400	94,800
Rapid7, Inc.*	18,518	577,021
RealPage, Inc.*	92,000	4,433,480
Rubicon Project, Inc. (The)*	46,800	174,564
Sanmina Corporation*	15,550	374,133
ScanSource, Inc.*	9,600	330,048
Seachange International, Inc.Δ*	58,181	73,308
Semtech Corporation*	26,674	1,223,536
Silicon Laboratories, Inc.*	9,655	760,911
Synaptics, Inc.Δ*	25,000	930,250
Synchronoss Technologies, Inc.Δ*	29,500	181,130
SYNNEX Corporation	5,567	450,036
Tech Data Corporation*	8,000	654,480
Telaria, Inc.Δ*	25,300	69,069
Telenav, Inc.*	9,100	36,946
Teradata Corporation*	20,427	783,580
Unisys CorporationΔ*	31,800	369,834
USA Technologies, Inc.Δ*	129,400	503,366
Viavi Solutions, Inc.*	89,600	900,480
Vishay Precision Group, Inc.*	10,457	316,115
Zix Corporation*	88,348	506,234
		89,405,762
Materials — 3.4%
Ashland Global Holdings, Inc.	5,400	383,184
Balchem Corporation	7,556	592,013
Boise Cascade Co.	41,478	989,250
Clearwater Paper CorporationΔ*	12,600	307,062
Coeur Mining, Inc.Δ*	112,011	500,689
Domtar Corporation	22,586	793,446
Flotek Industries, Inc.Δ*	127,500	138,975
FutureFuel Corporation	10,632	168,624
Huntsman Corporation	2,900	55,941
Kaiser Aluminum Corporation	12,760	1,139,340
Kraton Corporation*	17,200	375,648
Materion Corporation	10,800	485,892
Mercer International, Inc.	33,991	354,866
Minerals Technologies, Inc.	20,374	1,046,001
Neenah, Inc.	20,345	1,198,727
Olympic Steel, Inc.Δ	2,349	33,520
OMNOVA Solutions, Inc.*	13,642	99,996
Orion Engineered Carbons SA	11,226	283,793
Quaker Chemical CorporationΔ	6,159	1,094,516
Resolute Forest Products, Inc.	33,326	264,275
Steel Dynamics, Inc.	32,196	967,168
Stepan Co.Δ	12,717	941,058
Summit Materials, Inc. Class AΔ*	118,409	1,468,272
SunCoke Energy, Inc.*	10,100	86,355
Trinseo SA	16,780	768,188
Verso Corporation Class A*	26,064	583,834
Warrior Met Coal, Inc.	16,386	395,067
	Shares	Value
Worthington Industries, Inc.Δ	31,949	$ 1,113,103
		16,628,803
Real Estate — 6.2%
Alexander & Baldwin, Inc. REITΔ*	6,000	110,280
Americold Realty Trust REITΔ	29,878	763,084
Armada Hoffler Properties, Inc. REIT	87,150	1,225,329
Ashford Hospitality Trust, Inc. REITΔ	180,810	723,240
Braemar Hotels & Resorts, Inc. REIT	51,155	456,814
Brixmor Property Group, Inc. REIT	51,830	761,383
Camden Property Trust REIT	400	35,220
Cedar Realty Trust, Inc. REIT	124,585	391,197
Chatham Lodging Trust REIT	27,000	477,360
Chesapeake Lodging Trust REITΔ	38,652	941,176
City Office REIT, Inc.Δ	53,476	548,129
CoreCivic, Inc. REIT	30,300	540,249
CorePoint Lodging, Inc. REIT	36,781	450,567
Cousins Properties, Inc. REIT	90,479	714,784
DiamondRock Hospitality Co. REIT	67,400	611,992
EastGroup Properties, Inc. REIT	15,216	1,395,764
First Industrial Realty Trust, Inc. REIT	49,176	1,419,220
Franklin Street Properties Corporation REIT	16,800	104,664
Getty Realty Corporation REIT	5,200	152,932
Gladstone Commercial Corporation REIT	25,409	455,329
Global Medical REIT, Inc.Δ	45,618	405,544
Hersha Hospitality Trust REIT	37,054	649,927
Howard Hughes Corporation (The)*	4,700	458,814
Industrial Logistics Properties Trust REITΔ	5,261	103,484
iStar, Inc. REITΔ	27,200	249,424
Kennedy-Wilson Holdings, Inc.Δ	167,525	3,043,929
Kite Realty Group Trust REITΔ	88,710	1,249,924
Mack-Cali Realty Corporation REITΔ	49,363	967,021
MedEquities Realty Trust, Inc. REIT	4,007	27,408
National Storage Affiliates Trust REIT	44,400	1,174,824
NexPoint Residential Trust, Inc. REITΔ	12,400	434,620
Paramount Group, Inc. REIT	14,200	178,352
Park Hotels & Resorts, Inc. REIT	35,902	932,734
Pebblebrook Hotel Trust REIT	30,685	868,692
Physicians Realty Trust REIT	34,732	556,754
PS Business Parks, Inc. REIT	800	104,800
Rayonier, Inc. REIT	4,000	110,760
Retail Properties of America, Inc. Class A REIT	2,100	22,785
RMR Group, Inc. (The) Class A	9,361	496,882
RPT Realty REIT	103,921	1,241,856
Spirit Realty Capital, Inc. REIT	29,923	1,054,786
Sunstone Hotel Investors, Inc. REIT	44,400	577,644
Tier REIT, Inc.	33,800	697,294
UMH Properties, Inc. REIT	26,201	310,220
VEREIT, Inc. REIT	159,139	1,137,844

See Notes to Financial Statements.

	Shares	Value
Xenia Hotels & Resorts, Inc. REIT	63,916	$ 1,099,355
		30,434,390
Utilities — 2.9%
AES Corporation	65,635	949,082
ALLETE, Inc.	10,180	775,920
MDU Resources Group, Inc.	25,234	601,579
Northwest Natural Holding Co.	10,100	610,646
NorthWestern CorporationΔ	33,818	2,010,142
NRG Energy, Inc.	36,699	1,453,280
ONE Gas, Inc.	7,800	620,880
PNM Resources, Inc.	16,578	681,190
Portland General Electric Co.	23,941	1,097,695
South Jersey Industries, Inc.Δ	50,528	1,404,678
Southwest Gas Holdings, Inc.	4,100	313,650
Spire, Inc.	24,147	1,788,810
UGI Corporation	24,484	1,306,221
Unitil Corporation	12,487	632,342
		14,246,115
Total Common Stocks (Cost $504,741,840)		450,239,463
FOREIGN COMMON STOCKS — 3.7%
Canada — 1.0%
Bausch Health Cos., Inc.*	3,489	64,442
Colliers International Group, Inc.	10,441	574,673
FirstService CorporationΔ	8,039	550,511
Fortuna Silver Mines, Inc.Δ*	145,660	530,202
IMAX CorporationΔ*	77,400	1,455,894
Methanex CorporationΔ	9,868	475,341
North American Construction Group, Ltd.	7,444	66,252
Points International, Ltd.*	22,640	225,494
SunOpta, Inc.*	166,500	644,355
Taseko Mines, Ltd.*	148,312	70,152
TransAlta CorporationΔ	19,457	80,163
TransGlobe Energy CorporationΔ	109,688	205,116
		4,942,595
France — 0.3%
Talend SA ADRΔ*	37,000	1,371,960
Ireland — 0.4%
Horizon Pharma PLC*	26,595	519,666
ICON PLC*	4,100	529,761
Jazz Pharmaceuticals PLC*	1,514	187,676
Mallinckrodt PLCΔ*	53,013	837,605
Prothena Corporation PLC*	8,200	84,460
		2,159,168
Israel — 0.3%
Ceragon Networks, Ltd.*	66,648	251,929
Stratasys, Ltd.Δ*	35,300	635,753
Taro Pharmaceutical Industries, Ltd.Δ	7,315	619,142
		1,506,824
Jersey — 1.0%
Mimecast, Ltd.*	6,032	202,856
Novocure, Ltd.*	47,000	1,573,560
	Shares	Value
WNS Holdings, Ltd. ADR*	69,307	$ 2,859,607
		4,636,023
Netherlands — 0.7%
Argenx SE ADRΔ*	8,700	835,809
InterXion Holding NV*	18,001	974,935
Wright Medical Group NVΔ*	53,850	1,465,797
		3,276,541
Total Foreign Common Stocks (Cost $21,790,476)		17,893,111
PREFERRED STOCK — 0.4%
CuriosityStream LLC0.00 144A CONVΨ†††* (Cost $1,956,000)	195,600	1,956,000
MONEY MARKET FUNDS — 6.6%
GuideStone Money Market Fund, 2.22% (Institutional Class)Ø∞	16,995,292	16,995,292
Northern Institutional Liquid Assets Portfolio (Shares), 2.45%Ø§	15,056,596	15,056,596
Northern Institutional U.S. Government Portfolio (Shares), 2.21%Ø	69,363	69,363
Total Money Market Funds (Cost $32,121,251)		32,121,251

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill
2.48%, 05/30/19Ω‡‡ (Cost $989,693)	$1,000,000	990,046
TOTAL INVESTMENTS — 103.2% (Cost $561,599,260)		503,199,871
Liabilities in Excess of Other Assets — (3.2)%		(15,502,053)
NET ASSETS — 100.0%		$487,697,818
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at December 31, 2018:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index	03/2019	267	$18,009,150	$(481,715)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$450,239,463	$450,239,463	$ —	$ —**
Foreign Common Stocks	17,893,111	17,893,111	—	—
Money Market Funds	32,121,251	32,121,251	—	—
Preferred Stock	1,956,000	—	—	1,956,000
U.S. Treasury Obligation	990,046	—	990,046	—
Total Assets - Investments in Securities	$503,199,871	$500,253,825	$990,046	$1,956,000
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (481,715)	$ (481,715)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (481,715)	$ (481,715)	$ —	$ —

**	Level 3 security has zero value.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
There were no transfers to or from Level 3 during the year ended December 31, 2018.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2018.

See Notes to Financial Statements.

International Equity Index Fund (Unaudited)
Developed non-U.S. markets underperformed their U.S. counterparts in what was a weak year for both market regions. The MSCI EAFE (Europe, Australasia and Far East) Index, a measure of international developed market returns, posted a -13.79% return for the one-year period ended December 31, 2018. Broad investor concerns regarding tightening global financial conditions, trade disputes and the impending potential of the U.K.’s exit from the European Union all weighed on index constituents. At the country level, South Africa was the only country with a positive return while Italy, Germany, Ireland, Belgium and Austria rounded out the bottom five performers. Utilities and health care were the strongest performing sectors as the financials sector proved to be the leading detractor. Strength in the U.S. dollar also had a negative effect on the index during the year.
The Fund was passively managed and attempted to duplicate the investment composition and performance of its benchmark, the MSCI EAFE Index. The objective of the Fund is to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI EAFE Index. (The MSCI EAFE Index is a free-float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.) The correlation between the Fund’s performance and the MSCI EAFE Index is expected to be greater than 98%. However, it could be lower in certain market environments and due to certain securities that may be excluded from the Fund’s portfolio because of social investment policies and restrictions (100% would indicate a perfect correlation). For the one-year period ended December 31, 2018, the Institutional Class of the Fund returned -12.86%; whereas, the MSCI EAFE Index returned -13.79%. The return differential was primarily a result of the social restrictions of the Fund.
In 2018, exchange listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight negative impact on Fund performance for the year.
This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with international equities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. Derivatives involve different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leverage so that small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
At December 31, 2018, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Financials	18.7
Industrials	13.6
Health Care	10.6
Consumer Discretionary	10.1
Consumer Staples	9.7
Materials	6.9
Information Technology	5.7
Energy	5.6
Communication Services	5.5
Money Market Funds	5.1
Real Estate	4.0
Utilities	3.9
U.S. Treasury Obligation	0.2
Rights	—**
99.6
**Rounds to less than 0.005%
See Notes to Financial Statements.

International Equity Index Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Benchmark**
One Year	(12.86)%	(13.79)%
Five Year	N/A	N/A
Ten Year	N/A	N/A
Since Inception	(0.14)%	(0.16)%
Inception Date	06/01/15
Total Fund Operating Expenses (May 1, 2018 Prospectus, as supplemented September 17, 2018)(1)	0.22%
(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Institutional Class of the Fund since June 1, 2015 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI EAFE Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Shares	Value
COMMON STOCK — 0.0%
Health Care — 0.0%
BeiGene, Ltd. ADR* (Cost $230,754)	1,505	$ 211,091
FOREIGN COMMON STOCKS — 93.9%
Australia — 6.6%
AGL Energy, Ltd.	36,482	529,340
Alumina, Ltd.	123,227	199,628
Amcor, Ltd.	58,261	543,729
AMP, Ltd.	113,756	196,304
APA Group	43,079	257,913
ASX, Ltd.	6,366	268,764
Aurizon Holdings, Ltd.	83,954	253,089
AusNet Services	170,743	187,009
Australia & New Zealand Banking Group, Ltd.	130,882	2,254,888
Bank of Queensland, Ltd.Δ	4,238	28,955
Bendigo and Adelaide Bank, Ltd.Δ	5,305	40,318
BHP Group, Ltd.	117,395	2,830,382
BlueScope Steel, Ltd.	20,263	156,424
Boral, Ltd.	56,616	196,995
Brambles, Ltd.	67,897	485,406
Caltex Australia, Ltd.	11,404	204,666
Challenger, Ltd.Δ	33,947	226,911
CIMIC Group, Ltd.	1,304	39,871
Coca-Cola Amatil, Ltd.	95,359	550,090
Cochlear, Ltd.	3,288	401,971
Coles Group, Ltd.*	50,160	414,776
Commonwealth Bank of Australia	77,119	3,932,136
Computershare, Ltd.	20,434	247,410
CSL, Ltd.	18,509	2,413,896
Dexus REIT	36,721	274,680
Domino’s Pizza Enterprises, Ltd.	1,020	29,204
Flight Centre Travel Group, Ltd.	6,157	186,130
Fortescue Metals Group, Ltd.	95,428	281,630
Goodman Group REIT	76,569	573,291
GPT Group (The) REIT	67,147	252,555
Harvey Norman Holdings, Ltd.Δ	90,687	201,846
Incitec Pivot, Ltd.	86,785	200,497
Insurance Australia Group, Ltd.	97,696	481,685
Lend Lease Group	34,784	284,936
Macquarie Group, Ltd.	13,348	1,021,491
Medibank Pvt., Ltd.	117,607	212,890
Mirvac Group REIT	149,919	236,534
National Australia Bank, Ltd.Δ	129,758	2,199,879
Newcrest Mining, Ltd.	36,206	555,937
Orica, Ltd.	21,761	264,397
Origin Energy, Ltd.*	89,304	406,971
QBE Insurance Group, Ltd.	67,446	479,806
Ramsay Health Care, Ltd.	6,096	247,876
REA Group, Ltd.	1,108	57,735
Rio Tinto, Ltd.	15,247	842,707
Santos, Ltd.	59,995	231,571
Scentre Group REIT	252,947	694,837
SEEK, Ltd.Δ	15,462	184,270
Sonic Healthcare, Ltd.	25,549	397,879
South32, Ltd.	201,814	476,195
Stockland REIT	85,681	212,430
	Shares	Value
Suncorp Group, Ltd.	55,716	$ 495,646
Sydney Airport	85,801	406,720
Telstra Corporation, Ltd.	216,660	434,923
TPG Telecom, Ltd.	4,589	20,816
Transurban Group	151,919	1,246,598
Unibail-Rodamco-Westfield REIT*	10,140	76,421
Vicinity Centres REIT	137,781	252,320
Washington H Soul Pattinson & Co., Ltd.	1,395	24,456
Wesfarmers, Ltd.	50,160	1,138,339
Westpac Banking Corporation	155,825	2,748,274
Woodside Petroleum, Ltd.	35,507	783,293
WorleyParsons, Ltd.	15,221	122,433
		36,100,969
Austria — 0.2%
ANDRITZ AG	720	33,067
Erste Group Bank AG*	12,654	419,576
OMV AG	5,326	232,603
Raiffeisen Bank International AG	8,197	209,162
Verbund AGΔ	1,978	84,681
voestalpine AG	1,264	37,698
		1,016,787
Belgium — 0.7%
Ageas	8,844	398,227
Colruyt SA	6,500	463,525
Groupe Bruxelles Lambert SA	4,039	352,074
KBC Group NV	10,166	660,191
Proximus SADP	7,723	209,005
Solvay SA	4,910	491,230
Telenet Group Holding NV	6,213	289,013
UCB SA	7,959	650,186
Umicore SA	9,507	379,718
		3,893,169
Denmark — 1.3%
AP Moeller - Maersk A/S Class A	399	473,399
AP Moeller - Maersk A/S Class B	60	75,476
Chr. Hansen Holding A/S	5,914	524,967
Coloplast A/S Class B	6,585	612,508
Danske Bank A/S	33,495	664,956
DSV A/S	8,840	583,815
Genmab A/SΔ*	3,898	640,911
H Lundbeck A/S	5,592	246,120
ISS A/S	17,246	482,833
Novozymes A/S, B Shares	12,803	572,069
Orsted A/S 144A	9,192	615,108
Pandora A/S	6,981	284,999
Tryg A/S	10,694	269,713
VestasWind Systems A/SΔ	9,047	684,846
William Demant Holding A/SΔ*	8,113	230,992
		6,962,712
Finland — 1.2%
Elisa OYJ	7,229	299,420
Fortum OYJ	22,487	492,226
Kone OYJ Class B	13,131	626,892
Metso OYJ	1,554	40,827

See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Neste OYJ	6,074	$ 470,265
Nokia OYJ	212,443	1,233,258
Nokian Renkaat OYJ	5,395	165,700
Nordea Bank Abp	123,780	1,042,005
Orion OYJ Class B	7,634	265,579
Sampo OYJ, A Shares	16,393	726,532
Stora Enso OYJ, R Shares	18,200	211,006
UPM-Kymmene OYJ	19,161	485,038
Wartsila OYJ AbpΔ	14,669	234,161
		6,292,909
France — 9.8%
Accor SA	11,377	483,736
Aeroports de Paris	1,224	232,097
Air Liquide SA	18,557	2,305,830
Alstom SA	8,266	334,034
Amundi SA 144A	1,066	56,378
Arkema SA	2,141	183,881
Atos SE	4,791	392,374
AXA SA	89,425	1,932,166
BioMerieux	2,764	182,094
BNP Paribas SA	46,746	2,114,251
Bollore SA	52,988	212,489
Bouygues SA	11,283	405,148
Bureau Veritas SA	11,572	235,937
Capgemini SE	7,893	784,968
Carrefour SA	28,164	481,129
Casino Guichard Perrachon SA	458	19,070
Cie de St-Gobain	22,125	739,325
Cie Generale des Etablissements Michelin SCA	7,665	761,414
CNP Assurances	2,393	50,778
Covivio REIT	2,682	258,738
Credit Agricole SA	47,205	510,023
Danone SA	32,315	2,277,402
Dassault Aviation SA	24	33,273
Dassault Systemes SA	5,621	667,855
Edenred	7,926	291,598
Eiffage SA	4,139	345,995
Electricite de France SA	29,966	473,803
Engie SA	92,801	1,331,743
EssilorLuxottica SA	13,851	1,744,055
Eurazeo SE	2,937	207,961
Eurofins Scientific SE Millicom International Cellular SA SDRΔ	602	224,856
Eutelsat Communications SA	8,399	165,566
Faurecia SA	3,831	145,156
Gecina SA REIT	2,894	374,685
Getlink SE	19,820	266,374
Hermes International	1,819	1,010,381
ICADE REIT	2,606	198,557
Iliad SAΔ	1,822	256,039
Imerys SA	3,201	153,964
Ingenico Group	2,848	161,654
Ipsen SA	3,144	406,513
JCDecaux SAΔ	1,071	30,088
Kering SA	3,384	1,595,863
Klepierre REIT	14,221	439,278
	Shares	Value
L’Oreal SA	13,330	$ 3,072,897
Legrand SA	8,901	502,777
Natixis SA	43,853	206,957
Orange SA	91,693	1,487,086
Peugeot SA	23,149	494,521
Publicis Groupe SA	9,683	555,602
Renault SA	7,966	497,880
Rexel SA	16,065	171,180
Safran SA	12,862	1,553,242
Sanofi	50,211	4,352,664
Sartorius Stedim Biotech	1,344	134,509
Schneider Electric SE	21,852	1,495,205
SCOR SE	5,564	251,173
SEB SA	1,701	219,838
SES SA	12,769	244,469
Societe BIC SA	295	30,132
Societe Generale SA	31,382	1,000,294
Sodexo SAΔ	5,941	609,218
Suez	19,394	256,204
Teleperformance	2,595	415,062
Thales SA	3,928	459,052
TOTAL SA	97,426	5,154,882
Ubisoft Entertainment SA*	2,676	216,094
Valeo SAΔ	12,169	355,677
Veolia Environnement SA	34,427	708,230
Vinci SA	26,567	2,192,227
Vivendi SA	44,861	1,093,781
Wendel SAΔ	1,720	206,331
		53,415,703
Germany — 7.9%
1&1 Drillisch AG	634	32,379
adidas AG	8,095	1,691,767
Allianz SE	19,521	3,922,849
Aroundtown SA	29,327	243,296
Axel Springer SE	487	27,592
BASF SE	37,807	2,633,396
Bayerische Motoren Werke AG	15,578	1,263,456
Beiersdorf AG	5,172	539,452
Brenntag AG	4,261	185,989
Commerzbank AG*	30,491	202,463
Continental AG	4,845	674,598
Covestro AG 144A	8,920	441,759
Daimler AG	42,316	2,230,685
Delivery Hero SE 144A*	3,335	124,509
Deutsche Bank AG	81,719	651,724
Deutsche Boerse AG	6,870	821,345
Deutsche Lufthansa AG	9,868	222,855
Deutsche Post AG	40,217	1,098,295
Deutsche Telekom AG	147,854	2,513,035
Deutsche Wohnen SE	13,751	628,432
E.ON SE	112,735	1,112,844
Evonik Industries AG	1,751	43,707
Fraport AG Frankfurt Airport ServicesWorldwide	2,669	191,015
Fresenius Medical Care AG & Co. KGaA	9,321	604,199
Fresenius SE & Co. KGaA	18,260	882,581

See Notes to Financial Statements.

	Shares	Value
GEA Group AG	7,555	$ 194,509
Hannover Rueck SE	793	106,873
HeidelbergCement AG	7,836	480,330
Henkel AG & Co. KGaA	13,645	1,342,981
HOCHTIEF AG	215	29,036
HUGO BOSS AG	3,144	193,810
Infineon Technologies AG	48,258	966,206
Innogy SE*	2,135	90,802
KION Group AG	3,162	160,799
LANXESS AG	3,845	176,779
Merck KGaA	7,532	775,288
METRO AG	9,082	139,746
MTU Aero Engines AG	1,436	260,780
Muenchener Rueckversicherungs-Gesellschaft AG	6,484	1,414,152
OSRAM Licht AG	5,516	240,049
ProSiebenSat.1 Media SE	9,681	172,260
Puma SE	389	190,313
RTL Group SAΔ	567	30,386
RWE AG	24,199	527,051
SAP SE	44,119	4,378,797
Siemens AG	33,266	3,712,540
Siemens Healthineers AG 144A*	5,766	240,942
Symrise AG	6,729	498,572
Telefonica Deutschland Holding AG	56,298	221,584
thyssenkrupp AG	21,536	369,945
TUI AG	23,283	334,009
Uniper SE	8,857	228,471
United Internet AG	5,566	243,616
Volkswagen AG	3,259	521,356
Vonovia SE	20,386	918,979
Wirecard AG	4,725	712,304
Zalando SE 144A*	5,038	130,174
		42,987,661
Hong Kong — 3.4%
AIA Group, Ltd.	518,000	4,299,853
ASM Pacific Technology, Ltd.Δ	23,400	225,468
Bank of East Asia, Ltd. (The)	67,813	215,637
BOC Hong Kong Holdings, Ltd.	154,000	572,301
CK Asset Holdings, Ltd.	103,500	757,365
CK Hutchison Holdings, Ltd.	145,500	1,397,305
CK Infrastructure Holdings, Ltd.Δ	35,000	265,053
CLP Holdings, Ltd.	64,000	723,325
Hang Lung Group, Ltd.	87,000	221,541
Hang Lung Properties, Ltd.	117,000	222,928
Hang Seng Bank, Ltd.	28,500	639,844
Henderson Land Development Co., Ltd.	95,705	476,661
HK Electric Investments & HK Electric Investments, Ltd.	86,500	87,268
HKT Trust & HKT, Ltd.	69,000	99,396
Hong Kong & China Gas Co., Ltd.Δ	412,663	853,731
Hong Kong Exchanges and Clearing, Ltd.	52,580	1,521,567
Hysan Development Co., Ltd.	9,000	42,813
Kerry Properties, Ltd.	66,000	225,465
Link REIT	91,500	926,627
	Shares	Value
Minth Group, Ltd.Δ	34,000	$ 109,635
MTR Corporation, Ltd.	56,110	295,222
New World Development Co., Ltd.	409,867	542,267
NWS Holdings, Ltd.	21,399	43,888
PCCW, Ltd.Δ	102,000	58,747
Power Assets Holdings, Ltd.	42,500	295,799
Shangri-La Asia, Ltd.	170,000	251,836
Sino Land Co., Ltd.Δ	165,014	282,803
Sun Hung Kai Properties, Ltd.	71,500	1,019,015
Swire Pacific, Ltd. Class A	22,500	237,629
Swire Properties, Ltd.	63,800	224,060
Techtronic Industries Co., Ltd.	46,500	247,034
WH Group, Ltd. 144A	353,500	272,218
Wharf Holdings, Ltd. (The)	77,000	200,600
Wharf Real Estate Investment Co., Ltd.	42,000	251,287
Wheelock & Co., Ltd.	75,000	428,613
Yue Yuen Industrial Holdings, Ltd.Δ	84,000	268,719
		18,803,520
Ireland — 0.5%
AIB Group PLC	5,750	24,244
Bank of Ireland Group PLC	27,124	151,036
CRH PLC	33,522	887,221
DCC PLC	3,336	254,486
James Hardie Industries PLC CDI	16,895	179,928
Kerry Group PLC Class A	9,365	928,141
Kingspan Group PLC	5,720	244,977
Smurfit Kappa Group PLC	7,293	194,359
		2,864,392
Israel — 0.6%
Azrieli Group	1,239	59,147
Bank Hapoalim BM	48,532	306,959
Bank Leumi Le-Israel BM	65,831	397,887
Bezeq The Israeli Telecommunication Corporation, Ltd.	221,752	216,462
Check Point Software Technologies, Ltd.Δ*	5,794	594,754
Elbit Systems, Ltd.	512	58,715
Israel Chemicals, Ltd.	44,785	253,916
Mizrahi Tefahot Bank, Ltd.	12,101	204,337
Nice, Ltd.*	2,756	296,444
Teva Pharmaceutical Industries, Ltd. ADRΔ*	38,600	595,212
Wix.com, Ltd.*	1,160	104,794
		3,088,627
Italy — 1.7%
Assicurazioni Generali SpA	36,421	608,740
Atlantia SpAΔ	18,022	372,968
Enel SpA	358,493	2,078,272
Eni SpA	91,213	1,440,911
Intesa Sanpaolo SpA	584,646	1,301,786
Leonardo SpAΔ	20,334	179,147
Mediobanca Banca di Credito Finanziario SpA	21,353	180,677
Moncler SpA	7,412	246,654
Pirelli & C SpA 144AΔ*	23,808	152,994
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Poste Italiane SpA 144A	25,999	$ 208,478
Prysmian SpA	8,844	172,078
Recordati SpA	8,616	298,374
Snam SpA	106,584	466,664
Telecom Italia SpA*	910,828	504,243
Tenaris SAΔ	16,563	178,016
Terna Rete Elettrica Nazionale SpA	42,588	241,863
UniCredit SpA	78,683	891,235
		9,523,100
Japan — 22.7%
ABC-Mart, Inc.	100	5,538
Acom Co., Ltd.	3,200	10,410
AEON Co., Ltd.	25,100	490,606
AEON Financial Service Co., Ltd.	800	14,193
AEON Mall Co., Ltd.Δ	900	14,339
AGC, Inc.	7,200	223,797
Aisin Seiki Co., Ltd.	5,800	199,381
Ajinomoto Co., Inc.	31,600	561,503
Alfresa Holdings Corporation	1,900	48,430
Alps Electric Co., Ltd.	9,400	182,270
Amada Holdings Co., Ltd.	3,200	28,726
ANA Holdings, Inc.	7,400	265,653
Aozora Bank, Ltd.	500	14,902
Asahi Intecc Co., Ltd.	3,700	156,530
Asahi Kasei Corporation	46,300	475,195
ASICS CorporationΔ	12,500	158,758
Astellas Pharma, Inc.	84,300	1,077,070
Bandai Namco Holdings, Inc.	6,900	309,805
Bank of Kyoto, Ltd. (The)	600	24,657
Benesse Holdings, Inc.Δ	7,600	193,333
Bridgestone CorporationΔ	25,700	986,002
Brother Industries, Ltd.	11,600	171,695
Calbee, Inc.	7,900	246,752
Canon, Inc.Δ	50,700	1,395,046
Casio Computer Co., Ltd.Δ	2,100	24,898
Central Japan Railway Co.	5,900	1,244,825
Chiba Bank, Ltd. (The)	40,000	222,819
Chubu Electric Power Co., Inc.	38,800	551,326
Chugai Pharmaceutical Co., Ltd.	10,400	603,192
Chugoku Electric Power Co., Inc. (The)	3,100	40,287
Coca-Cola Bottlers Japan Holdings, Inc.	17,900	533,797
Concordia Financial Group, Ltd.	55,000	210,162
Credit Saison Co., Ltd.	2,000	23,433
CyberAgent, Inc.	5,700	220,348
Dai Nippon Printing Co., Ltd.	10,500	219,178
Daicel Corporation	3,100	31,823
Daifuku Co., Ltd.Δ	5,500	249,373
Dai-ichi Life Holdings, Inc.	41,500	644,480
Daiichi Sankyo Co., Ltd.	23,400	748,466
Daikin Industries, Ltd.	9,400	998,801
Daito Trust Construction Co., Ltd.	3,500	479,162
Daiwa House Industry Co., Ltd.	24,600	784,701
Daiwa House REIT Investment CorporationΔ	101	226,252
Daiwa Securities Group, Inc.	49,000	248,706
DeNA Co., Ltd.Δ	1,200	20,016
	Shares	Value
Denso Corporation	16,900	$ 748,124
Dentsu, Inc.Δ	10,700	477,870
Disco Corporation	1,500	174,403
Don Quijote Holdings Co., Ltd.	4,600	284,402
East Japan Railway Co.	19,400	1,713,217
Eisai Co., Ltd.	10,100	781,940
Electric Power Development Co., Ltd.	8,700	206,450
FamilyMart UNY Holdings Co., Ltd.	2,600	327,221
FANUC Corporation	7,700	1,168,550
Fast Retailing Co., Ltd.	2,200	1,123,630
Fuji Electric Co., Ltd.	1,000	29,453
FUJIFILM Holdings Corporation	14,600	565,962
Fujitsu, Ltd.	8,700	542,325
Fukuoka Financial Group, Inc.	1,600	32,438
Hakuhodo DY Holdings, Inc.	1,900	27,114
Hamamatsu Photonics KK	1,200	40,215
Hankyu Hanshin Holdings, Inc.	13,100	435,544
Hikari Tsushin, Inc.	1,200	187,567
Hino Motors, Ltd.	2,100	19,775
Hirose Electric Co., Ltd.	105	10,273
Hisamitsu Pharmaceutical Co., Inc.	3,300	182,169
Hitachi Chemical Co., Ltd.	1,200	18,052
Hitachi Construction Machinery Co., Ltd.	7,500	175,509
Hitachi High-Technologies Corporation	600	18,789
Hitachi Metals, Ltd.	2,000	20,801
Hitachi, Ltd.	37,000	980,879
Honda Motor Co., Ltd.	65,600	1,728,236
Hoshizaki Corporation	600	36,407
Hoya Corporation	15,200	916,561
Hulic Co., Ltd.Δ	26,200	234,133
Idemitsu Kosan Co., Ltd.	4,800	156,128
IHI Corporation	1,500	41,313
Iida Group Holdings Co., Ltd.Δ	2,500	43,303
Inpex Corporation	43,600	386,332
Isetan Mitsukoshi Holdings, Ltd.	3,600	39,775
Isuzu Motors, Ltd.	18,100	253,891
ITOCHU Corporation	54,100	918,769
J. Front Retailing Co., Ltd.	17,300	198,010
Japan Airlines Co., Ltd.	6,100	216,191
Japan Airport Terminal Co., Ltd.Δ	400	13,828
Japan Exchange Group, Inc.	17,100	275,821
Japan Post Bank Co., Ltd.	20,800	229,003
Japan Post Holdings Co., Ltd.	58,300	673,134
Japan Prime Realty Investment Corporation REITΔ	9	34,176
Japan Real Estate Investment Corporation REIT	46	258,275
Japan Retail Fund Investment Corporation REIT	40	79,823
JFE Holdings, Inc.	23,900	380,687
JGC CorporationΔ	11,500	161,854
JSR Corporation	2,200	33,023
JTEKT Corporation	2,600	28,755
JXTG Holdings, Inc.	127,850	663,992
Kajima Corporation	17,500	235,079
Kakaku.com, Inc.	1,200	21,227
Kamigumi Co., Ltd.	1,000	20,459

See Notes to Financial Statements.

	Shares	Value
Kaneka Corporation	600	$ 21,487
Kansai Electric Power Co., Inc. (The)	34,300	514,388
Kansai Paint Co., Ltd.Δ	12,800	245,853
Kao Corporation	20,400	1,509,960
Kawasaki Heavy Industries, Ltd.	8,800	187,789
KDDI Corporation	69,900	1,670,255
Keihan Holdings Co., Ltd.	400	16,299
Keikyu Corporation	14,200	232,047
Keio Corporation	1,400	81,470
Keisei Electric Railway Co., Ltd.	1,500	46,997
Keyence Corporation	3,800	1,920,694
Kikkoman Corporation	7,100	379,953
Kintetsu Group Holdings Co., Ltd.	5,900	256,373
Kobayashi Pharmaceutical Co., Ltd.	2,300	155,976
Kobe Steel, Ltd.	3,500	24,259
Koito Manufacturing Co., Ltd.	4,300	221,852
Komatsu, Ltd.	36,500	784,383
Konami Holdings Corporation	5,500	241,681
Konica Minolta, Inc.	23,900	215,134
Kose Corporation	1,400	219,909
Kubota Corporation	39,300	558,599
Kuraray Co., Ltd.	3,800	53,445
KuritaWater Industries, Ltd.	900	21,790
Kyocera Corporation	12,500	624,813
Kyowa Hakko Kirin Co., Ltd.	12,800	241,870
Kyushu Electric Power Co., Inc.	24,000	285,783
Kyushu Railway Co.	1,100	37,216
Lawson, Inc.	3,900	246,693
LINE CorporationΔ*	5,200	177,594
Lion Corporation	11,600	239,743
LIXIL Group Corporation	11,900	147,525
M3, Inc.	13,600	183,209
Makita Corporation	6,500	230,855
Marubeni Corporation	64,200	450,460
Marui Group Co., Ltd.	3,000	58,140
Maruichi Steel Tube, Ltd.	400	12,548
Mazda Motor Corporation	20,700	212,804
McDonald’s Holdings Co. Japan, Ltd.	5,400	229,381
Medipal Holdings Corporation	2,200	47,067
MEIJI Holdings Co., Ltd.	8,000	651,980
Minebea Mitsumi, Inc.	13,700	197,554
MISUMI Group, Inc.	9,900	208,561
Mitsubishi Chemical Holdings Corporation	60,200	454,809
Mitsubishi Corporation	51,700	1,417,436
Mitsubishi Electric Corporation	69,100	762,007
Mitsubishi Estate Co., Ltd.	48,200	758,355
Mitsubishi Gas Chemical Co., Inc.	2,000	29,959
Mitsubishi Heavy Industries, Ltd.	13,700	491,588
Mitsubishi Materials Corporation	1,200	31,621
Mitsubishi Motors Corporation	37,400	203,669
Mitsubishi Tanabe Pharma Corporation	13,800	199,211
Mitsubishi UFJ Financial Group, Inc.	514,300	2,524,007
Mitsubishi UFJ Lease & Finance Co., Ltd.	38,900	186,449
Mitsui & Co., Ltd.	95,400	1,465,660
Mitsui Chemicals, Inc.	9,400	212,217
	Shares	Value
Mitsui Fudosan Co., Ltd.	36,800	$ 817,398
Mitsui OSK Lines, Ltd.	1,300	28,132
Mizuho Financial Group, Inc.	1,231,500	1,905,422
MonotaRO Co., Ltd.	4,000	98,605
MS&AD Insurance Group Holdings, Inc.	18,400	523,025
Murata Manufacturing Co., Ltd.	7,100	956,724
Nabtesco CorporationΔ	8,900	192,693
Nagoya Railroad Co., Ltd.	1,600	42,138
NEC Corporation	10,400	309,232
Nexon Co., Ltd.*	18,700	241,408
NGK Insulators, Ltd.	15,700	212,798
NGK Spark Plug Co., Ltd.	1,900	37,610
NH Foods, Ltd.	6,500	244,348
Nidec Corporation	8,200	927,805
Nikon Corporation	13,200	196,616
Nintendo Co., Ltd.	4,600	1,221,480
Nippon Building Fund, Inc. REITΔ	44	277,060
Nippon Electric Glass Co., Ltd.Δ	600	14,700
Nippon Express Co., Ltd.	4,000	222,213
Nippon Paint Holdings Co., Ltd.Δ	7,300	248,722
Nippon Prologis REIT, Inc.	121	255,367
Nippon Steel & Sumitomo Metal Corporation	31,000	532,608
Nippon Telegraph & Telephone Corporation	28,800	1,175,021
Nippon Yusen KK	1,700	25,995
Nissan Chemical Corporation	5,900	307,879
Nissan Motor Co., Ltd.	88,200	705,540
Nisshin Seifun Group, Inc.	15,300	315,126
Nissin Foods Holdings Co., Ltd.	4,300	269,424
Nitori Holdings Co., Ltd.	3,500	438,341
Nitto Denko Corporation	7,100	356,096
Nomura Holdings, Inc.	192,900	731,015
Nomura Real Estate Holdings, Inc.	11,600	212,716
Nomura Real Estate Master Fund, Inc. REIT	184	242,090
Nomura Research Institute, Ltd.	5,719	212,076
NSK, Ltd.	22,800	195,619
NTT Data Corporation	29,300	320,241
NTT DOCOMO, Inc.	48,200	1,083,017
Obayashi Corporation	26,400	239,050
Obic Co., Ltd.	2,600	200,690
Odakyu Electric Railway Co., Ltd.	9,000	197,916
Oji Holdings Corporation	31,000	158,393
Olympus Corporation	13,500	412,894
Omron Corporation	6,300	228,387
Ono Pharmaceutical Co., Ltd.	20,500	418,625
Oracle Corporation	700	44,435
Oriental Land Co., Ltd.	8,900	895,068
ORIX Corporation	55,400	809,501
Osaka Gas Co., Ltd.	14,000	255,388
Otsuka Corporation	6,900	189,898
Otsuka Holdings Co., Ltd.	16,800	686,520
Panasonic Corporation	92,100	827,373
Park24 Co., Ltd.	7,600	167,361
Persol Holdings Co., Ltd.	9,400	139,435
Pigeon Corporation	6,500	277,243
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Pola Orbis Holdings, Inc.	7,300	$ 196,722
Rakuten, Inc.	35,400	237,485
Recruit Holdings Co., Ltd.	43,900	1,060,568
Renesas Electronics Corporation*	45,200	205,295
Resona Holdings, Inc.	92,600	444,154
Ricoh Co., Ltd.	24,800	242,344
Rohm Co., Ltd.	3,100	197,858
Ryohin Keikaku Co., Ltd.	900	218,504
Santen Pharmaceutical Co., Ltd.	34,300	494,889
SBI Holdings, Inc.	9,400	183,319
Secom Co., Ltd.	7,800	647,014
Seibu Holdings, Inc.	13,200	229,594
Seiko Epson Corporation	13,700	191,343
Sekisui Chemical Co., Ltd.	16,800	249,743
Sekisui House, Ltd.	31,600	464,049
Seven & i Holdings Co., Ltd.	31,200	1,355,799
Seven Bank, Ltd.	4,800	13,702
Sharp Corporation	9,500	95,113
Shimadzu Corporation	3,000	59,160
Shimamura Co., Ltd.	200	15,315
Shimano, Inc.Δ	3,200	451,096
Shimizu Corporation	26,800	218,016
Shin-Etsu Chemical Co., Ltd.	15,000	1,152,493
Shinsei Bank, Ltd.	400	4,755
Shionogi & Co., Ltd.	13,400	764,812
Shiseido Co., Ltd.	15,200	951,945
Shizuoka Bank, Ltd. (The)	5,000	38,975
Showa Denko KKΔ	5,600	166,289
Showa Shell Sekiyu KK	9,600	133,000
SMC Corporation	2,300	692,467
SoftBank Group Corporation	35,700	2,338,321
Sohgo Security Services Co., Ltd.	600	28,034
Sompo Holdings, Inc.	13,600	461,993
Sony Corporation	49,500	2,386,376
Sony Financial Holdings, Inc.	2,000	37,273
Stanley Electric Co., Ltd.	7,300	204,214
Subaru Corporation	21,900	467,858
SUMCO Corporation	14,200	158,145
Sumitomo Chemical Co., Ltd.	51,000	246,978
Sumitomo Corporation	45,500	645,589
Sumitomo Dainippon Pharma Co., Ltd.	12,500	398,629
Sumitomo Electric Industries, Ltd.	34,000	450,274
Sumitomo Metal Mining Co., Ltd.	8,100	216,914
Sumitomo Mitsui Financial Group, Inc.	59,100	1,948,235
Sumitomo Mitsui Trust Holdings, Inc.	13,800	502,554
Sumitomo Realty & Development Co., Ltd.	18,000	658,955
Sumitomo Rubber Industries, Inc.Δ	15,700	184,834
Sundrug Co., Ltd.	6,600	196,542
Suntory Beverage & Food, Ltd.	17,700	799,201
Suzuken Co., Ltd.	900	45,830
Suzuki Motor Corporation	13,600	685,596
Sysmex Corporation	7,300	346,685
T&D Holdings, Inc.	18,300	211,686
Taiheiyo Cement Corporation	7,100	218,504
Taisei Corporation	11,000	471,113
	Shares	Value
Taisho Pharmaceutical Holdings Co., Ltd.	1,900	$ 190,700
Taiyo Nippon Sanso Corporation	1,200	19,508
Takashimaya Co., Ltd.	13,800	176,203
Takeda Pharmaceutical Co., Ltd.Δ	37,300	1,264,265
TDK Corporation	5,100	357,028
Teijin, Ltd.	2,600	41,496
Terumo Corporation	11,500	648,659
THK Co., Ltd.Δ	9,100	170,005
Tobu Railway Co., Ltd.	2,000	54,000
Toho Co., Ltd.	1,600	57,973
Toho Gas Co., Ltd.	300	12,619
Tohoku Electric Power Co., Inc.	19,200	252,786
Tokio Marine Holdings, Inc.	26,400	1,254,230
Tokyo Century Corporation	2,400	105,702
Tokyo Electric Power Co. Holdings, Inc.*	56,100	333,236
Tokyo Electron, Ltd.	6,600	742,990
Tokyo Gas Co., Ltd.	20,300	513,431
Tokyu Corporation	17,400	284,333
Tokyu Fudosan Holdings Corporation	34,600	170,544
Toppan Printing Co., Ltd.	14,000	205,790
Toray Industries, Inc.	87,100	615,807
Toshiba Corporation	25,300	714,394
Tosoh Corporation	16,800	217,915
TOTO, Ltd.	6,700	231,754
Toyo Seikan Group Holdings, Ltd.	2,300	52,643
Toyo Suisan Kaisha, Ltd.	4,200	146,257
Toyoda Gosei Co., Ltd.	500	9,843
Toyota Industries Corporation	5,300	244,064
Toyota Motor Corporation	95,516	5,529,096
Toyota Tsusho Corporation	7,800	229,183
Trend Micro, Inc.	4,300	232,353
Tsuruha Holdings, Inc.	1,900	162,701
Unicharm Corporation	20,600	666,245
United Urban Investment Corporation REIT	156	241,601
USS Co., Ltd.	2,200	36,913
Welcia Holdings Co., Ltd.	2,300	103,961
West Japan Railway Co.	7,800	551,079
Yahoo Japan Corporation	146,400	364,202
Yakult Honsha Co., Ltd.	6,500	455,024
Yamada Denki Co., Ltd.Δ	7,600	36,501
Yamaguchi Financial Group, Inc.	2,000	19,118
Yamaha Corporation	5,400	229,713
Yamaha Motor Co., Ltd.Δ	10,200	199,142
Yamato Holdings Co., Ltd.	10,600	290,616
Yamazaki Baking Co., Ltd.Δ	4,200	87,957
Yaskawa Electric Corporation	9,000	219,998
Yokogawa Electric Corporation	2,500	43,156
Yokohama Rubber Co., Ltd. (The)	1,000	18,702
ZOZO, Inc.	8,300	152,065
		123,840,999
Jersey — 1.2%
Experian PLC	38,966	946,139
Ferguson PLC	9,304	594,960
Glencore PLC*	516,891	1,919,499

See Notes to Financial Statements.

	Shares	Value
Shire PLC	40,329	$ 2,351,703
WPP PLC	54,275	585,669
		6,397,970
Netherlands — 4.3%
ABN AMRO Group NV CVA 144A	19,173	451,212
Aegon NV	85,120	397,810
AerCap Holdings NVΔ*	7,106	281,398
Airbus SE	23,357	2,246,877
Akzo Nobel NV	9,169	739,579
ArcelorMittal	27,312	567,650
ASML Holding NV	18,740	2,945,011
CNH Industrial NVΔ	43,467	392,737
EXOR NV	4,203	228,170
Ferrari NVΔ	4,491	446,873
Fiat Chrysler Automobiles NV*	41,027	591,542
ING Groep NV	163,699	1,764,922
Koninklijke Ahold Delhaize NV	54,836	1,386,936
Koninklijke DSM NV	6,933	567,483
Koninklijke KPN NV	130,887	383,907
Koninklijke Philips NV	37,729	1,337,042
Koninklijke Vopak NVΔ	953	43,327
NN Group NV	12,839	511,918
NXP Semiconductor NV	13,899	1,018,519
QIAGEN NV*	14,497	495,373
Randstad NV	7,963	365,765
STMicroelectronics NV	30,848	441,271
Unibail-Rodamco-Westfield REIT	6,095	945,545
Unilever NV CVA	72,311	3,928,763
Wolters Kluwer NV	13,376	791,718
		23,271,348
New Zealand — 0.2%
a2 Milk Co., Ltd.*	45,565	341,003
Auckland International Airport, Ltd.	11,201	53,980
Fisher & Paykel Healthcare Corporation, Ltd.	24,725	215,740
Fletcher Building, Ltd.*	50,457	165,270
Meridian Energy, Ltd.	12,874	29,423
Ryman Healthcare, Ltd.Δ	6,330	45,631
Spark New Zealand, Ltd.	86,942	242,175
		1,093,222
Norway — 0.8%
Aker BP ASAΔ	5,224	131,713
DNB ASA	42,506	682,292
Equinor ASA	53,385	1,132,410
Gjensidige Forsikring ASAΔ	12,888	201,617
Marine Harvest ASA	26,051	549,090
Norsk Hydro ASA	45,500	206,163
Orkla ASA	68,546	536,709
Schibsted ASA, B Shares	1,488	45,265
Telenor ASA	35,082	681,303
Yara International ASAΔ	5,948	229,292
		4,395,854
Papua New Guinea — 0.0%
Oil Search, Ltd.	44,305	223,436
	Shares	Value
Portugal — 0.2%
EDP - Energias de Portugal SA	129,216	$ 451,402
Galp Energia SGPS SA	27,004	426,815
Jeronimo Martins SGPS SA	14,871	176,178
		1,054,395
Singapore — 1.6%
Ascendas Real Estate Investment Trust	124,200	234,193
CapitaLand Commercial Trust REIT	41,879	53,772
CapitaLand Mall Trust REIT	165,900	275,090
CapitaLand, Ltd.Δ	199,700	455,678
City Developments, Ltd.Δ	37,300	222,221
ComfortDelGro Corporation, Ltd.	29,600	46,693
Dairy Farm International Holdings, Ltd.	17,300	156,565
DBS Group Holdings, Ltd.	72,012	1,251,670
Golden Agri-Resources, Ltd.	1,257,700	226,081
Hongkong Land Holdings, Ltd.	42,500	267,750
Jardine Cycle & Carriage, Ltd.	8,811	228,526
Jardine Matheson Holdings, Ltd.	9,200	640,136
Jardine Strategic Holdings, Ltd.	7,400	271,654
Keppel Corporation, Ltd.Δ	55,600	241,092
Oversea-Chinese Banking Corporation, Ltd.	126,700	1,046,731
SATS, Ltd.	9,200	31,455
Singapore Airlines, Ltd.	30,700	212,182
Singapore Exchange, Ltd.	7,800	40,919
Singapore Press Holdings, Ltd.	116,700	201,214
Singapore Technologies Engineering, Ltd.	16,100	41,226
Singapore Telecommunications, Ltd.Δ	353,400	759,721
Suntec Real Estate Investment Trust	26,900	35,131
United Overseas Bank, Ltd.	53,959	972,723
UOL Group, Ltd.	7,561	34,339
Venture Corporation, Ltd.Δ	5,600	57,317
Wilmar International, Ltd.Δ	188,000	430,361
Yangzijiang Shipbuilding Holdings, Ltd.	35,300	32,375
		8,466,815
Spain — 3.1%
ACS Actividades de Construccion y Servicios SA	7,730	299,620
Aena SME SA 144A	3,930	611,255
Amadeus IT Group SA	18,507	1,290,076
Banco Bilbao Vizcaya Argentaria SA	269,854	1,433,228
Banco de Sabadell SA	169,722	194,556
Banco Santander SA	719,893	3,277,000
Bankia SAΔ	11,453	33,593
Bankinter SA	24,002	192,997
CaixaBank SA	130,072	471,531
Enagas SA	10,800	292,153
Endesa SAΔ	13,556	312,655
Ferrovial SA	26,581	538,904
Grifols SA	11,220	294,387
Iberdrola SA	285,583	2,296,337
Industria de Diseno Textil SA	44,990	1,152,082
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
International Consolidated Airlines Group SA	46,834	$ 371,328
Mapfre SA	10,729	28,519
Naturgy Energy Group SA	20,288	517,433
Red Electrica Corporation SA	14,624	326,648
Repsol SA	50,555	815,561
Siemens Gamesa Renewable Energy SAΔ*	2,932	35,743
Telefonica SAΔ	228,227	1,919,083
		16,704,689
Sweden — 2.4%
Alfa Laval AB	9,705	208,631
Assa Abloy AB Class B	40,797	730,544
Atlas Copco AB, A Shares	26,482	631,809
Atlas Copco AB, B Shares	15,381	337,025
Boliden AB	9,794	212,226
Electrolux AB, Series BΔ	13,970	294,470
Epiroc AB Class A*	8,156	77,520
Epiroc AB Class B*	46,082	411,345
Essity AB	39,754	977,212
Hennes & Mauritz AB, B Shares	37,981	540,131
Hexagon AB, B Shares	9,655	446,327
Husqvarna AB, B SharesΔ	23,565	174,945
ICA Gruppen ABΔ	628	22,435
Industrivarden AB, C Shares	8,930	180,797
Investor AB, B SharesΔ	32,556	1,383,446
Kinnevik AB Class B	8,239	199,379
L E Lundbergforetagen AB, B Shares	660	19,491
Lundin Petroleum AB	8,084	201,891
Millicom International Cellular SA SDR	1,082	68,464
Sandvik AB	46,877	671,667
Securitas AB, B Shares	14,981	241,343
Skandinaviska Enskilda Banken AB Class A	63,139	613,767
Skanska AB, B Shares	13,311	212,247
SKF AB, B Shares	13,321	202,461
Svenska Handelsbanken AB, A Shares	65,615	730,011
Swedbank AB, A Shares	34,481	770,690
Tele2 AB, B Shares	19,177	244,579
Telefonaktiebolaget LM Ericsson, B Shares	115,479	1,022,216
Telia Co. AB	126,527	601,875
Volvo AB, B Shares	64,570	845,483
		13,274,427
Switzerland — 8.6%
ABB, Ltd.	69,588	1,328,860
Adecco Group AG	10,157	477,403
Baloise Holding AGΔ	1,016	140,270
Barry Callebaut AG	107	166,991
Chocoladefabriken Lindt & Spruengli AG	39	720,871
Cie Financiere Richemont SA	25,690	1,656,687
Clariant AG*	2,778	51,231
Coca-Cola HBC AG*	33,357	1,042,513
Credit Suisse Group AG*	106,526	1,164,509
Dufry AGΔ*	1,201	114,362
	Shares	Value
EMS-Chemie Holding AG	12	$ 5,713
Geberit AG	1,465	570,501
Givaudan SA	333	772,117
Julius Baer Group, Ltd.*	11,052	393,855
Kuehne + Nagel International AG	1,259	162,067
LafargeHolcim, Ltd.*,Δ*	25,106	1,035,780
Lonza Group AGΔ*	3,338	867,729
Nestle SA	129,483	10,509,201
Novartis AG	92,014	7,880,472
Pargesa Holding SA	251	18,103
Partners Group Holding AG	623	379,000
Roche Holding AG	30,840	7,656,303
Schindler Holding AG	1,974	388,431
SGS SA	253	569,509
Sika AG	4,914	624,194
Sonova Holding AG	2,427	399,111
Straumann Holding AG	601	379,569
Swatch Group AG (The)	5,771	831,323
Swiss Life Holding AGΔ*	710	274,038
Swiss Prime Site AG*	4,727	382,893
Swiss Re AG	11,416	1,050,276
Swisscom AG	1,391	664,866
Temenos AG*	2,132	256,187
UBS Group AGΔ*	158,064	1,971,571
Vifor Pharma AG	2,839	308,927
Zurich Insurance Group AG	6,382	1,902,403
		47,117,836
United Kingdom — 14.9%
3i Group PLC	54,344	535,710
Admiral Group PLC	2,653	69,220
Anglo American PLC	41,242	918,767
Antofagasta PLC	23,560	235,192
Ashtead Group PLC	21,261	443,615
Associated British Foods PLC	20,169	525,202
AstraZeneca PLC	54,741	4,097,761
Auto Trader Group PLC 144A	48,519	281,259
Aviva PLC	201,169	962,820
Babcock International Group PLC	26,448	164,946
BAE Systems PLC	129,929	760,470
Barclays PLC	738,012	1,415,897
Barratt Developments PLC	50,118	295,638
Berkeley Group Holdings PLC	5,104	226,328
BHP Group PLC	84,563	1,780,161
BP PLC	832,881	5,264,957
British Land Co. PLC (The) REIT	38,543	261,945
BT Group PLC	339,019	1,028,863
Bunzl PLC	11,056	333,839
Burberry Group PLC	19,640	434,450
Carnival PLC	9,106	436,753
Centrica PLC	288,146	495,448
Coca-Cola European Partners PLC	18,847	864,135
Compass Group PLC	74,355	1,563,753
ConvaTec Group PLC 144A	89,421	158,370
Croda International PLC	3,976	237,427
Direct Line Insurance Group PLC	64,437	261,753
easyJet PLC	11,091	156,209

See Notes to Financial Statements.

	Shares	Value
Fresnillo PLC	3,206	$ 35,143
G4S PLC	106,286	266,812
GlaxoSmithKline PLC	226,687	4,308,603
Hammerson PLC REIT	39,526	165,951
Hargreaves Lansdown PLC	10,678	251,652
HSBC Holdings PLC	854,648	7,046,904
Informa PLC	61,491	493,928
InterContinental Hotels Group PLC	11,675	630,506
Intertek Group PLC	8,134	497,645
Investec PLC	39,844	224,013
ITV PLC	231,678	368,678
J Sainsbury PLC	88,172	297,818
John Wood Group PLC	31,746	204,826
Johnson Matthey PLC	6,759	241,134
Kingfisher PLC	173,177	458,018
Land Securities Group PLC REIT	42,490	435,645
Legal & General Group PLC	221,884	653,299
Lloyds Banking Group PLC	3,156,523	2,086,083
London Stock Exchange Group PLC	11,235	581,684
Marks & Spencer Group PLCΔ	74,070	233,381
Meggitt PLC	30,413	182,580
Melrose Industries PLC	189,229	395,192
Merlin Entertainments PLC 144A	46,524	188,276
Micro Focus International PLC	16,532	291,421
Mondi PLC	11,953	248,869
National Grid PLC	156,345	1,522,878
Next PLC	7,706	391,999
NMC Health PLC	7,425	258,932
Pearson PLC	57,595	688,885
Persimmon PLC	14,726	362,256
Prudential PLC	116,852	2,088,133
Reckitt Benckiser Group PLC	33,845	2,593,938
RELX PLC*	93,031	1,916,577
Rio Tinto PLC	47,616	2,263,788
Rolls-Royce Holdings PLC*	66,226	700,617
Royal Bank of Scotland Group PLC	194,604	537,508
Royal Dutch Shell PLC, A Shares	195,408	5,747,222
Royal Dutch Shell PLC, B Shares	159,071	4,744,395
Royal Mail PLC	33,665	116,756
RSA Insurance Group PLC	43,200	282,802
Sage Group PLC (The)	40,034	306,878
Schroders PLC	6,913	215,260
Segro PLC REIT	53,761	403,331
Severn Trent PLC	9,681	224,022
Smith & Nephew PLC	37,840	706,100
Smiths Group PLC	15,525	269,911
SSE PLC	45,313	624,631
St. James’s Place PLC	18,780	225,965
Standard Chartered PLC	118,779	922,454
Standard Life Aberdeen PLC	114,480	374,640
Taylor Wimpey PLC	236,549	410,801
Tesco PLC	408,477	989,746
	Shares	Value
Unilever PLC	57,664	$ 3,019,687
United Utilities Group PLC	27,605	259,034
Vodafone Group PLC	1,072,151	2,089,476
Weir Group PLC (The)	10,978	181,623
Whitbread PLC	8,176	477,184
WM Morrison Supermarkets PLC	106,161	288,555
		81,204,933
Total Foreign Common Stocks (Cost $568,021,313)		511,995,473
FOREIGN PREFERRED STOCKS — 0.4%
Germany — 0.4%
Henkel AG & Co KGaA
1.87%, 04/10/18	7,479	816,924
Porsche Automobil Holding SE
3.47%, 05/16/18	4,564	268,420
Sartorius AG
0.48%, 04/06/18	1,809	225,143
Volkswagen AG
2.91%, 05/04/18	7,300	1,164,026
		2,474,513
Total Foreign Preferred Stocks (Cost $2,700,182)		2,474,513
RIGHTS — 0.0%
Repsol SA* (Cost $23,718)	50,555	23,169
MONEY MARKET FUNDS — 5.1%
GuideStone Money Market Fund, 2.22% (Institutional Class)Ø∞	25,573,630	25,573,630
Northern Institutional Liquid Assets Portfolio (Shares), 2.45%Ø§	2,021,067	2,021,067
Northern Institutional U.S. Government Portfolio (Shares), 2.21%Ø	132,689	132,689
Total Money Market Funds (Cost $27,727,386)		27,727,386

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill
2.48%, 05/30/19Ω‡‡ (Cost $989,752)	$1,000,000	990,046
TOTAL INVESTMENTS — 99.6% (Cost $599,693,105)		543,421,678
Other Assets in Excess of Liabilities — 0.4%		2,004,849
NET ASSETS — 100.0%		$545,426,527
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at December 31, 2018:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index E-Mini	03/2019	376	$32,260,800	$(435,045)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stock	$ 211,091	$ 211,091	$ —	$ —
Foreign Common Stocks:
Austria	1,016,787	—	1,016,787	—
Denmark	6,962,712	—	6,962,712	—
Finland	6,292,909	—	6,292,909	—
Germany	42,987,661	615,124	42,372,537	—
Italy	9,523,100	—	9,523,100	—
Japan	123,840,999	—	123,840,999	—
Netherlands	23,271,348	21,116,653	2,154,695	—
Norway	4,395,854	—	4,395,854	—
Sweden	13,274,427	—	13,274,427	—
Switzerland	47,117,836	1,623,286	45,494,550	—
Other ^^	233,311,840	233,311,840	—	—
Total Foreign Common Stocks	511,995,473	256,666,903	255,328,570	—
Foreign Preferred Stocks	2,474,513	—	2,474,513	—
Money Market Funds	27,727,386	27,727,386	—	—
Rights	23,169	23,169	—	—
U.S. Treasury Obligation	990,046	—	990,046	—
Total Assets - Investments in Securities	$543,421,678	$284,628,549	$258,793,129	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (435,045)	$ (435,045)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (435,045)	$ (435,045)	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

International Equity Fund (Unaudited)
Developed non-U.S. markets underperformed their U.S. counterparts in what was a weak year for both market regions. The MSCI EAFE (Europe, Australasia and Far East) Index, a measure of international developed market returns, posted a -13.79% return for the one-year period ended December 31, 2018. Broad investor concerns regarding tightening global financial conditions, trade disputes and the impending potential of the U.K.’s exit from the European Union all weighed on index constituents. At the country level, South Africa was the only country with a positive return while Italy, Germany, Ireland, Belgium and Austria rounded out the bottom five performers. Utilities and health care were the strongest performing sectors as the financials sector proved to be the leading detractor. Strength in the U.S. dollar also had a negative effect on the index during the year.
The Fund primarily invests in equity securities of foreign companies in countries having economies and markets generally considered to be developed but may also invest in equity securities of foreign companies located in emerging markets. The Fund’s portfolio is diversified among a large number of companies across different industries, economic sectors and countries. The Investor Class of the Fund underperformed its benchmark, the MSCI EAFE Index, for the one-year period ended December 31, 2018 (-15.06% versus -13.79%). On a country basis, overweight exposures to Italy, Spain and India (which is not included in the benchmark) coupled with strong security selection in these countries comprised the top three contributors. Despite underweight positions to both the United Kingdom and Japan (which was a beneficial stance for 2018 Fund performance), the strong negative performance emanating from these countries during the year led to them being the two largest detractors to benchmark-relative returns. On a sector basis, security selection and an underweight to the financials sector contributed the most, while a strong overweight exposure to and weak security selection in the consumer discretionary sector detracted from benchmark-relative returns during the year.
Within the Fund, certain derivatives were utilized to express active views in currency and country selection. These derivative positions primarily included currency forward contracts, stock index futures and stock index future swaps. Overall, derivative exposure had a slight negative impact on Fund performance over the course of the year.
This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with international equities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leverages so that small changes in value of the underlying instruments may produce disproportionate losses to the Fund. Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund. The use of leverage may magnify the Fund’s gains or losses, and leverage also creates interest expense that may lower the Fund’s overall returns. It is possible to lose money by investing in the Fund.
%
Financials	17.1
Consumer Discretionary	15.6
Industrials	15.0
Health Care	11.6
Communication Services	9.5
Information Technology	7.6
Consumer Staples	6.2
Money Market Funds	5.9
Energy	5.7
Materials	4.9
Utilities	4.8
Real Estate	1.4
U.S. Treasury Obligation	0.3
Foreign Preferred Stocks Sold Short	(—)**
Foreign Common Stocks Sold Short	(4.9)
100.7
**Rounds to less than 0.05%
See Notes to Financial Statements.

International Equity Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Investor Class*	Benchmark**
One Year	(14.90)%	(15.06)%	(13.79)%
Five Year	1.00%	0.75%	0.53%
Ten Year	6.57%	6.32%	6.31%
Since Inception	5.02%	4.82%	4.57%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2018 Prospectus)(1)	0.95%	1.21%
(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2008 to December 31, 2018, with all dividends and capital gains reinvested, with the MSCI EAFE Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Shares	Value
COMMON STOCKS — 2.0%
Communication Services — 0.2%
Spotify Technology SA*	16,250	$ 1,844,375
Consumer Discretionary — 1.4%
Amazon.com, Inc.*	1,792	2,691,530
MakeMyTrip, Ltd.Δ*	11,671	283,956
MercadoLibre, Inc.Δ*	9,371	2,744,297
NIO, Inc. ADRΔ*	131,875	840,044
Tesla, Inc.Δ*	9,918	3,300,710
Yum China Holdings, Inc.	150,194	5,036,005
		14,896,542
Health Care — 0.4%
Illumina, Inc.*	13,380	4,013,063
Information Technology — 0.0%
NVIDIA Corporation	5,059	675,377
Total Common Stocks (Cost $15,921,412)		21,429,357
FOREIGN COMMON STOCKS — 97.3%
Australia — 2.6%
Alumina, Ltd.	216,569	350,843
AMP, Ltd.	1,069,280	1,845,211
Ansell, Ltd.	27,639	429,064
ASX, Ltd.‡‡	2,303	97,230
Aurizon Holdings, Ltd.‡‡	190,769	575,096
Australia & New Zealand Banking Group, Ltd.‡‡	87,511	1,507,675
BHP Group, Ltd.‡‡	58,894	1,419,928
BlueScope Steel, Ltd.	211,210	1,630,473
Brambles, Ltd.	70,398	503,286
Caltex Australia, Ltd.	78,837	1,414,875
CIMIC Group, Ltd.‡‡	51,394	1,571,414
Cochlear, Ltd.	1,208	147,683
Coles Group, Ltd.*	48,441	400,562
Commonwealth Bank of Australia	10,988	560,255
Dexus REIT‡‡	12,849	96,113
Flight Centre Travel Group, Ltd.	5,667	171,317
Goodman Group REIT‡‡	30,218	226,249
GPT Group (The) REIT	25,055	94,238
GPT Group (The) REIT Ψ†††*	63,198	—
Lend Lease Group	106,068	868,866
Mirvac Group REIT‡‡	53,620	84,599
Newcrest Mining, Ltd.	78,788	1,209,776
Orica, Ltd.	231,170	2,808,724
Origin Energy, Ltd.*	44,519	202,879
Qantas Airways, Ltd.	415,288	1,693,622
QBE Insurance Group, Ltd.	671,314	4,775,684
Rio Tinto, Ltd.‡‡	8,019	443,213
Scentre Group REIT‡‡	93,514	256,880
South32, Ltd.	509,899	1,203,144
Stockland REIT‡‡	41,895	103,871
Telstra Corporation, Ltd.	54,911	110,228
Vicinity Centres REIT‡‡	52,810	96,711
Wesfarmers, Ltd.	48,441	1,099,328
Woodside Petroleum, Ltd.	5,110	112,728
		28,111,765
	Shares	Value
Austria — 0.0%
ams AGΔ*	8,818	$ 212,340
Belgium — 1.0%
Ageas	22,718	1,022,946
Groupe Bruxelles Lambert SA‡‡	415	36,175
KBC Group NV	91,325	5,930,747
Proximus SADP	2,735	74,016
UCB SA	24,262	1,982,011
Umicore SA	44,423	1,774,292
		10,820,187
Canada — 1.0%
Alimentation Couche-Tard, Inc. Class B	15,600	776,001
Canadian National Railway Co.	86,131	6,383,168
Cenovus Energy, Inc.	309,036	2,173,121
Suncor Energy, Inc.	71,447	1,995,513
		11,327,803
China — 2.6%
Alibaba Group Holding, Ltd. ADR*	55,166	7,561,603
Baidu, Inc. ADR*	37,143	5,890,880
Ctrip.com International, Ltd. ADR*	64,035	1,732,787
Ping An Insurance Group Co. of China, Ltd. Class HΔ	228,500	2,017,850
TAL Education Group ADR*	93,644	2,498,422
Tencent Holdings, Ltd.	207,900	8,336,709
		28,038,251
Denmark — 1.8%
Ambu A/S Class BΔ	42,333	1,022,657
Chr. Hansen Holding A/S	10,954	972,351
Coloplast A/S Class B	16,585	1,542,664
Danske Bank A/S	12,095	240,115
Genmab A/S*	15,988	2,628,756
GN Store Nord A/S	86,392	3,237,023
H Lundbeck A/S	41,636	1,832,520
ISS A/SΔ	221,563	6,203,055
Novozymes A/S, B Shares	16,353	730,692
Orsted A/S 144A	2,685	179,674
Pandora A/S	1,525	62,258
Rockwool International A/S, B Shares	3,803	994,499
		19,646,264
Finland — 0.5%
Fortum OYJ	21,595	472,701
Neste OYJ‡‡	29,797	2,306,962
Nokia OYJ	38,874	225,668
Nordea Bank Abp	48,014	404,191
Orion OYJ Class B	4,521	157,281
UPM-Kymmene OYJ‡‡	62,151	1,573,280
		5,140,083
France — 9.8%
Accor SA	56,000	2,381,052
Air Liquide SA	45,873	5,700,023
Alstom SA	2,000	80,821
Atos SE‡‡	13,291	1,088,509

See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
BNP Paribas SA‡‡	179,998	$ 8,141,037
Bureau Veritas SA	76,588	1,561,524
Capgemini SE‡‡	12,858	1,278,742
Christian Dior SE	18,256	6,984,124
Cie de St-Gobain	236,594	7,905,978
Cie Generale des Etablissements Michelin SCA‡‡	16,257	1,614,914
CNP Assurances‡‡	12,945	274,684
Credit Agricole SA	18,152	196,122
Danone SA	16,815	1,185,039
Dassault Aviation SA	115	159,431
Dassault Systemes SA	590	70,100
Electricite de France SA	42,706	675,240
Engie SA‡‡	454,254	6,518,781
EssilorLuxottica SA	4,130	522,644
Eutelsat Communications SA	5,597	110,332
Gecina SA REIT	674	87,263
Hermes International‡‡	3,950	2,194,065
Kering SA	10,252	4,834,748
Klepierre REIT‡‡	4,327	133,658
L’Oreal SA	39,053	9,002,689
Peugeot SA‡‡	105,369	2,250,946
Publicis Groupe SA	68,135	3,909,529
Safran SA‡‡	17,177	2,074,330
Sanofi‡‡	139,806	12,119,426
Schneider Electric SE	108,033	7,392,071
SES SA	47,113	902,001
Societe Generale SA	115,442	3,679,687
Teleperformance‡‡	5,756	920,653
Thales SA‡‡	14,548	1,700,174
TOTAL SA‡‡	90,761	4,802,231
Valeo SA	96,161	2,810,602
Vinci SA	1,202	99,185
		105,362,355
Germany — 9.5%
adidas AG	3,842	802,936
AIXTRON SE*	48,935	474,388
Allianz SE‡‡	90,781	18,242,925
Aurubis AG‡‡	9,971	494,086
BASF SE	20,733	1,444,130
Bayerische Motoren Werke AG	105,018	8,517,501
Beiersdorf AG	66,570	6,943,415
Carl Zeiss Meditec AG	1,652	128,908
Continental AG	42,648	5,938,135
Covestro AG 144A‡‡	61,717	3,056,504
Daimler AG	284,482	14,996,449
Delivery Hero SE 144A*	22,637	845,130
Deutsche Boerse AG	3,382	404,336
Deutsche Lufthansa AG‡‡	87,205	1,969,399
Deutsche Telekom AG	432,319	7,348,010
Deutsche Wohnen SE	6,238	285,081
E.ON SE‡‡	39,128	386,245
Evonik Industries AG	172,590	4,308,049
Fresenius Medical Care AG & Co. KGaA	1,080	70,007
Fresenius SE & Co. KGaA‡‡	5,433	262,599
	Shares	Value
Hella GmbH & Co. KGaA	3,439	$ 137,733
HOCHTIEF AG‡‡	776	104,800
MorphoSys AG*	7,558	771,609
ProSiebenSat.1 Media SE	10,921	194,324
Rheinmetall AG‡‡	9,383	832,074
Rocket Internet SE 144A*	33,577	775,672
Salzgitter AG	14,743	430,249
SAP SE‡‡	121,107	12,019,833
Scout24 AG 144A	6,968	319,694
Siemens Healthineers AG 144A*	5,898	246,458
Software AG	20,687	747,325
Suedzucker AG	33,283	431,345
Talanx AG	9,401	321,033
thyssenkrupp AG	172,014	2,954,849
TUI AG‡‡	24,090	345,586
Uniper SE	10,120	261,051
Vonovia SE	8,154	367,573
Wirecard AG‡‡	20,496	3,089,819
Zalando SE 144A*	74,628	1,928,273
		103,197,533
Hong Kong — 4.5%
AIA Group, Ltd.	1,731,800	14,375,455
China Mobile, Ltd.	838,500	8,068,575
CK Asset Holdings, Ltd.	43,500	318,313
CK Hutchison Holdings, Ltd.	1,015,000	9,747,526
CK Infrastructure Holdings, Ltd.‡‡	11,000	83,303
CLP Holdings, Ltd.	82,500	932,412
Hang Lung Properties, Ltd.	63,000	120,038
Henderson Land Development Co., Ltd.	46,600	232,092
Hong Kong Exchanges and Clearing, Ltd.‡‡	53,607	1,551,286
Kerry Properties, Ltd.	429,500	1,467,228
Li & Fung, Ltd.	2,988,000	469,349
Link REIT‡‡	41,000	415,210
Meituan Dianping Class BΔ*	118,000	661,541
NWS Holdings, Ltd.	60,000	123,057
PCCW, Ltd.‡‡	62,000	35,709
Sino Land Co., Ltd.	562,000	963,162
Sun Hung Kai Properties, Ltd.	72,500	1,033,267
Swire Properties, Ltd.	33,200	116,595
WH Group, Ltd. 144A	7,333,825	5,647,528
Wharf Holdings, Ltd. (The)	317,000	825,848
Wheelock & Co., Ltd.	125,000	714,354
Yue Yuen Industrial Holdings, Ltd.	279,500	894,129
		48,795,977
India — 0.9%
Axis Bank, Ltd.*	182,118	1,617,059
Housing Development Finance Corporation, Ltd.	27,222	767,491
Tata Consultancy Services, Ltd.	265,148	7,189,550
		9,574,100
Indonesia — 0.3%
PT Bank Mandiri Persero Tbk	7,023,300	3,602,747

See Notes to Financial Statements.

	Shares	Value
Ireland — 0.6%
Linde PLC	5,386	$ 854,993
Ryanair Holdings PLC ADR*	52,455	3,742,140
Willis Towers Watson PLC	14,660	2,226,268
		6,823,401
Italy — 3.5%
A2A SpA‡‡	1,555,783	2,805,817
Autogrill SpA	30,964	261,236
BPER Banca	334,339	1,287,734
Enel SpA	2,369,313	13,735,491
Eni SpA	799,478	12,629,522
Intesa Sanpaolo SpA	3,062,037	6,818,002
Telecom Italia SpA*	224,652	124,369
Unipol Gruppo SpA	42,566	171,659
		37,833,830
Japan — 15.8%
Alfresa Holdings Corporation	23,900	609,202
Alps Electric Co., Ltd.	20,000	387,808
ANA Holdings, Inc.	7,200	258,473
Asahi Kasei Corporation	5,900	60,554
Astellas Pharma, Inc.‡‡	196,600	2,511,886
Bandai Namco Holdings, Inc.	52,600	2,361,700
Brother Industries, Ltd.	50,500	747,465
Canon Marketing Japan, Inc.	4,100	73,074
Central Japan Railway Co.	300	63,296
Coca-Cola Bottlers Japan Holdings, Inc.Δ	87,500	2,609,344
Daikin Industries, Ltd.	63,400	6,736,596
Daito Trust Construction Co., Ltd.‡‡	1,000	136,903
Daiwa House Industry Co., Ltd.‡‡	9,100	290,276
Denso Corporation	104,000	4,603,840
Don Quijote Holdings Co., Ltd.	18,500	1,143,791
East Japan Railway Co.	800	70,648
Eisai Co., Ltd.‡‡	19,500	1,509,687
Fuji Electric Co., Ltd.	13,800	406,444
FUJIFILM Holdings Corporation	205,800	7,977,738
Fujitsu, Ltd.	75,200	4,687,679
Haseko Corporation‡‡	146,300	1,531,996
Hitachi Construction Machinery Co., Ltd.	18,000	421,222
Hitachi High-Technologies Corporation	5,900	184,755
Hitachi, Ltd.‡‡	102,900	2,727,905
Honda Motor Co., Ltd.	378,000	9,958,436
Hoya Corporation‡‡	139,200	8,393,766
Idemitsu Kosan Co., Ltd.	10,900	354,541
Isuzu Motors, Ltd.	225,300	3,160,307
ITOCHU Corporation	17,300	293,802
Itochu Techno-Solutions Corporation	7,500	145,234
Japan Airlines Co., Ltd.	48,400	1,715,348
Japan Real Estate Investment Corporation REIT	18	101,064
Japan Retail Fund Investment Corporation REIT	50	99,779
JXTG Holdings, Inc.	244,500	1,269,817
Kajima Corporation	21,400	287,468
	Shares	Value
Kamigumi Co., Ltd.	13,500	$ 276,193
Keyence Corporation	600	303,268
Komatsu, Ltd.	115,400	2,479,940
Kose Corporation	5,100	801,097
Kyocera Corporation	2,400	119,964
Kyowa Hakko Kirin Co., Ltd.	22,800	430,831
Kyushu Railway Co.	109,200	3,694,539
M3, Inc.	186,500	2,512,384
Marubeni Corporation	41,000	287,677
Matsumotokiyoshi Holdings Co., Ltd.	27,300	839,387
Medipal Holdings Corporation	4,800	102,692
Minebea Mitsumi, Inc.	8,600	124,012
Mitsubishi Corporation	33,700	923,938
Mitsubishi Electric Corporation	460,400	5,077,105
Mitsubishi Estate Co., Ltd.‡‡	22,000	346,137
Mitsubishi Gas Chemical Co., Inc.‡‡	37,700	564,731
Mitsubishi UFJ Financial Group, Inc.‡‡	301,600	1,480,149
Mitsui & Co., Ltd.	5,600	86,035
Mitsui Fudosan Co., Ltd.‡‡	16,000	355,391
Mixi, Inc.	50,200	1,053,492
Murata Manufacturing Co., Ltd.	400	53,900
Nexon Co., Ltd.*	56,900	734,552
Nidec Corporation	15,700	1,776,407
Nikon Corporation	15,900	236,832
Nippon Building Fund, Inc. REIT	16	100,749
Nippon Express Co., Ltd.	19,300	1,072,179
Nippon Telegraph & Telephone Corporation	36,300	1,481,015
Nomura Research Institute, Ltd.	2,100	77,874
NTT DOCOMO, Inc.‡‡	27,200	611,163
Olympus Corporation	248,200	7,591,139
Omron Corporation	21,700	786,666
Oriental Land Co., Ltd.	5,600	563,189
ORIX Corporation	19,100	279,088
Otsuka Corporation	11,700	322,001
Otsuka Holdings Co., Ltd.	39,700	1,622,313
Pigeon Corporation	19,500	831,728
Pola Orbis Holdings, Inc.	13,800	371,885
Resona Holdings, Inc.‡‡	220,900	1,059,543
Rohm Co., Ltd.‡‡	1,500	95,738
Ryohin Keikaku Co., Ltd.	1,000	242,783
SBI Holdings, Inc.	36,500	711,825
Secom Co., Ltd.	55,000	4,562,281
Sekisui Chemical Co., Ltd.	319,400	4,748,085
Shimamura Co., Ltd.	2,600	199,097
Shimizu Corporation	17,600	143,175
Shinsei Bank, Ltd.	14,700	174,757
Shionogi & Co., Ltd.‡‡	14,600	833,302
Shiseido Co., Ltd.	16,800	1,052,150
SMC Corporation	6,100	1,836,543
SoftBank Group Corporation	85,300	5,587,081
Sojitz Corporation‡‡	507,300	1,756,625
Sony Corporation‡‡	25,700	1,238,987
Square Enix Holdings Co., Ltd.‡‡	13,600	370,231
Sumitomo Corporation	4,100	58,174
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Sumitomo Dainippon Pharma Co., Ltd.‡‡	54,400	$ 1,734,833
Sumitomo Electric Industries, Ltd.	397,700	5,266,877
Sumitomo Heavy Industries, Ltd.	7,400	219,419
Sumitomo Mitsui Financial Group, Inc.	16,900	557,110
Sumitomo Realty & Development Co., Ltd.‡‡	6,000	219,652
Suzuken Co., Ltd.	4,800	244,429
Sysmex Corporation	11,100	527,151
Taisei Corporation	31,500	1,349,095
Takeda Pharmaceutical Co., Ltd.Δ	270,600	9,171,851
Terumo Corporation	72,100	4,066,809
THK Co., Ltd.	19,200	358,692
Tokio Marine Holdings, Inc.	161,100	7,653,655
Tokyo Electric Power Co. Holdings, Inc.*	60,400	358,778
Tosoh Corporation	44,800	581,105
Toyota Motor Corporation	86,500	5,007,190
Toyota Tsusho Corporation	1,800	52,888
Unicharm Corporation	10,300	333,122
		170,636,519
Jersey — 2.7%
Experian PLC	341,266	8,286,325
Ferguson PLC	31,287	2,000,700
Glencore PLC*	1,547,127	5,745,329
IWG PLC	67,486	179,777
Randgold Resources, Ltd.‡‡	1,392	116,142
Shire PLC‡‡	14,363	837,549
WPP PLC	1,101,621	11,887,333
		29,053,155
Mexico — 0.2%
Grupo Televisa SAB SA ADR	165,900	2,087,022
Netherlands — 3.9%
Airbus SE	8,612	828,450
Akzo Nobel NV	8,587	692,634
ASM International NV	8,648	358,686
ASML Holding NV	54,949	8,635,295
ASR Nederland NV	38,713	1,533,810
CNH Industrial NVΔ	628,747	5,680,913
EXOR NV	70,503	3,827,422
Ferrari NVΔ	35,654	3,547,719
Fiat Chrysler Automobiles NV*	181,388	2,615,320
Gemalto NV*	3,241	188,120
ING Groep NV‡‡	66,977	722,113
Koninklijke Ahold Delhaize NV	388,358	9,822,519
Koninklijke KPN NV	30,080	88,228
Koninklijke Philips NV	10,024	355,231
NN Group NV	6,893	274,838
Randstad NV	17,763	815,910
Signify NV 144A	25,548	599,190
STMicroelectronics NV	11,487	164,318
Unibail-Rodamco-Westfield REIT‡‡	1,666	258,454
Unilever NV CVA	1,623	88,180
Wolters Kluwer NV	9,177	543,182
		41,640,532
	Shares	Value
Nigeria — 0.0%
Afriland Properties PLCΨ†††	364,373	$ —
Norway — 0.6%
DNB ASA	15,435	247,757
Equinor ASA	79,341	1,682,992
Leroy Seafood Group ASA	170,259	1,295,754
Salmar ASA	44,676	2,215,876
Schibsted ASA Class A	7,016	235,719
Schibsted ASA, B Shares	22,416	681,896
Telenor ASA	18,243	354,285
		6,714,279
Portugal — 0.0%
EDP - Energias de Portugal SA	96,013	335,411
Singapore — 3.0%
Ascendas Real Estate Investment Trust‡‡	2,082,100	3,926,040
CapitaLand Commercial Trust REIT	69,500	89,237
CapitaLand Mall Trust REIT‡‡	58,400	96,837
ComfortDelGro Corporation, Ltd.	200,200	315,808
DBS Group Holdings, Ltd.	320,900	5,577,696
Jardine Matheson Holdings, Ltd.	58,545	4,073,561
Sembcorp Industries, Ltd.‡‡	14,800	27,581
Singapore Airlines, Ltd.	28,700	198,359
Singapore Exchange, Ltd.‡‡	13,600	71,345
Singapore Telecommunications, Ltd.	2,174,200	4,673,984
Suntec Real Estate Investment Trust	65,200	85,151
United Overseas Bank, Ltd.	669,277	12,065,106
UOL Group, Ltd.	14,686	66,698
Yangzijiang Shipbuilding Holdings, Ltd.	782,600	717,745
		31,985,148
South Africa — 0.5%
Naspers, Ltd. N Shares	27,442	5,516,571
South Korea — 0.5%
Celltrion, Inc.*	3,521	707,338
NAVER Corporation*	17,685	1,938,204
Samsung Electronics Co., Ltd.	64,800	2,255,799
		4,901,341
Spain — 4.1%
Acerinox SA	7,506	74,493
ACS Actividades de Construccion y Servicios SA	2,422	93,878
Almirall SA	3,592	55,025
Amadeus IT Group SA	109,321	7,620,486
Banco Bilbao Vizcaya Argentaria SA	417,469	2,217,230
Banco Santander SA	1,551,474	7,062,411
Distribuidora Internacional de Alimentacion SAΔ	80,408	42,517
Endesa SA	94,079	2,169,833
Iberdrola SA	1,383,168	11,121,880
Industria de Diseno Textil SA	143,532	3,675,498
International Consolidated Airlines Group SA‡‡	140,151	1,103,973
Mapfre SA	356,133	946,651
Mediaset Espana Comunicacion SA	12,967	81,565

See Notes to Financial Statements.

	Shares	Value
Repsol SA‡‡	145,724	$ 2,350,843
Telefonica SA	726,746	6,110,960
		44,727,243
Sweden — 3.3%
Alfa Laval AB	44,885	964,905
Atlas Copco AB, A Shares	68,804	1,641,528
Atlas Copco AB, B Shares	6,930	151,849
Boliden AB	45,676	989,754
Elekta AB, B Shares	113,125	1,343,262
Hennes & Mauritz AB, B Shares	366,933	5,218,185
Investor AB, B Shares‡‡	8,150	346,329
Kinnevik AB Class B	61,493	1,488,092
Sandvik AB	54,897	786,579
Skandinaviska Enskilda Banken AB Class A	20,943	203,585
SKF AB, B Shares	160,287	2,436,144
Svenska Handelsbanken AB, A Shares	186,546	2,075,450
Swedbank AB, A Shares	11,095	247,986
Swedish Orphan Biovitrum AB*	88,735	1,932,297
Telefonaktiebolaget LM Ericsson, B Shares	35,001	309,828
Telia Co. AB	2,471,469	11,756,508
Volvo AB, B Shares‡‡	278,225	3,643,095
		35,535,376
Switzerland — 8.4%
ABB, Ltd.Δ	388,896	7,426,399
Adecco Group AG‡‡	16,941	796,268
Cie Financiere Richemont SA	43,037	2,775,354
Credit Suisse Group AG*	606,675	6,631,983
GAM Holding AG*	89,610	353,341
Georg Fischer AG	79	63,380
Idorsia, Ltd.*	6,271	104,201
Kuehne + Nagel International AG	15,360	1,977,242
LafargeHolcim, Ltd.Δ*	96,100	3,965,910
Nestle SA	142,312	11,550,439
Novartis AG‡‡	201,629	17,268,368
Roche Holding AG‡‡	69,099	17,154,439
Sika AG	23,255	2,953,933
Sonova Holding AG‡‡	7,033	1,156,550
Swiss Life Holding AG‡‡*	1,595	615,622
Temenos AG‡‡*	14,334	1,722,414
UBS Group AG*	445,082	5,551,616
Zurich Insurance Group AG‡‡	27,717	8,262,128
		90,329,587
Taiwan — 1.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	375,000	2,722,962
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	331,259	12,226,770
		14,949,732
Turkey — 0.0%
Yapi ve Kredi Bankasi AS*	1	—
United Kingdom — 14.3%
3i Group PLC‡‡	15,222	150,055
Anglo American PLC‡‡	40,823	909,433
Ashtead Group PLC	141,926	2,961,315
	Shares	Value
Aston Martin Lagonda Global Holdings PLC 144AΔ*	53,888	$ 840,438
Barclays PLC‡‡	983,936	1,887,709
Bellway PLC	16,130	517,066
BP PLC‡‡	1,686,637	10,661,872
British Land Co. PLC (The) REIT‡‡	18,907	128,495
BT Group PLC‡‡	1,357,139	4,118,676
BTG PLC*	31,488	333,117
Burberry Group PLC‡‡	165,957	3,671,082
Centrica PLC	237,469	408,313
Close Brothers Group PLC‡‡	12,283	225,445
Cobham PLC*	74,321	92,570
Compass Group PLC	347,668	7,311,772
Dialog Semiconductor PLC*	2,556	66,235
Dixons Carphone PLC‡‡	586,639	898,024
Drax Group PLC	105,673	483,271
easyJet PLC	7,532	106,083
Evraz PLC‡‡	108,474	664,344
G4S PLC	2,793,639	7,012,942
GlaxoSmithKline PLC	484,376	9,206,456
Hammerson PLC REIT‡‡	15,352	64,456
Hays PLC	34,372	61,335
HSBC Holdings PLC	38,728	319,327
Inchcape PLC‡‡	90,989	639,600
Indivior PLC*	68,643	98,298
Intermediate Capital Group PLC	41,882	499,129
Investec PLC	83,922	471,831
ITV PLC	146,573	233,247
JD Sports Fashion PLC	43,602	193,846
John Wood Group PLC	824,188	5,317,682
Kingfisher PLC	2,085,655	5,516,130
Land Securities Group PLC REIT	14,472	148,380
Liberty Global PLC Class A*	78,000	1,664,520
Liberty Global PLC Class C*	136,100	2,809,104
Lloyds Banking Group PLC‡‡	25,927,355	17,134,874
London Stock Exchange Group PLC	5,849	302,828
Man Group PLC‡‡	780,117	1,322,468
Meggitt PLC	146,436	879,109
Moneysupermarket.com Group PLC	289,291	1,015,852
National Grid PLC	435,067	4,237,767
Ocado Group PLC*	96,995	976,676
Persimmon PLC‡‡	9,882	243,095
Reckitt Benckiser Group PLC	10,300	789,410
RELX PLC‡‡	31,076	640,287
Rio Tinto PLC‡‡	50,044	2,379,221
Rolls-Royce Holdings PLC*	637,303	6,742,144
Royal Bank of Scotland Group PLC	1,576,459	4,354,272
Royal Dutch Shell PLC, A Shares	64,401	1,894,123
Royal Dutch Shell PLC, B Shares‡‡	414,518	12,363,266
Royal Mail PLC‡‡	250,333	868,202
Schroders PLC	122,818	3,824,366
Segro PLC REIT	14,592	109,473
Smith & Nephew PLC‡‡	72,068	1,344,799
Smiths Group PLC	109,596	1,905,386
Spectris PLC	18,635	541,312
SSE PLC	475,288	6,551,750
Tate & Lyle PLC‡‡	77,696	653,607
Tesco PLC	3,248,130	7,870,267
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Thomas Cook Group PLC	160,125	$ 62,780
Travis Perkins PLC	163,206	2,225,840
Unilever PLC‡‡	21,864	1,144,951
Vodafone Group PLC	905,666	1,765,019
WH Smith PLC	3,444	75,503
		154,910,245
Total Foreign Common Stocks (Cost $1,142,748,310)		1,051,808,797
FOREIGN PREFERRED STOCKS — 0.1%
Germany — 0.1%
Bayerische MotorenWerke AG
6.63%, 05/18/18	9,226	657,922
Henkel AG & Co KGaA
1.87%, 04/10/18	596	65,101
Porsche Automobil Holding SE
3.47%, 05/16/18‡‡	2,638	155,147
Sartorius AG
0.48%, 04/06/18	5,692	708,410
		1,586,580
Total Foreign Preferred Stocks (Cost $1,651,675)		1,586,580
RIGHTS — 0.0%
Repsol SA* (Cost $49,330)	105,147	48,189
MONEY MARKET FUNDS — 5.9%
GuideStone Money Market Fund, 2.22% (Institutional Class)Ø∞	60,810,471	60,810,471
Northern Institutional Liquid Assets Portfolio (Shares), 2.45%Ø§	2,613,371	2,613,371
Northern Institutional U.S. Government Portfolio (Shares), 2.21%Ø	246,637	246,637
Total Money Market Funds (Cost $63,670,479)		63,670,479

	Par
U.S. TREASURY OBLIGATION — 0.3%
U.S. Treasury Bill
2.48%, 05/30/19Ω‡‡ (Cost $2,672,331)	$2,700,000	2,673,124
TOTAL INVESTMENTS — 105.6% (Cost $1,226,713,537)		1,141,216,526

	Shares
FOREIGN COMMON STOCKS SOLD SHORT — (4.9)%
Australia — (0.5)%
Bank of Queensland, Ltd.	(9,204)	(62,883)
Challenger, Ltd.	(330,925)	(2,211,996)
Healthscope, Ltd.	(50,179)	(78,816)
Magellan Financial Group, Ltd.	(38,667)	(641,114)
Orica, Ltd.01/07/19	(67,957)	(825,680)
SEEK, Ltd.	(89,838)	(1,070,654)
	Shares	Value
TPG Telecom, Ltd.	(7,799)	$ (35,376)
Vocus Group, Ltd.*	(428,086)	(964,872)
		(5,891,391)
Austria — (0.1)%
ams AG*	(30,681)	(738,806)
Belgium — (0.1)%
Telenet Group Holding NV	(14,145)	(657,989)
Umicore SA	(1,412)	(56,397)
		(714,386)
Denmark — (0.3)%
AP Moeller - Maersk A/S Class B	(2,648)	(3,331,004)
Finland — (0.1)%
Huhtamaki OYJ	(7,947)	(245,908)
Outokumpu OYJ	(207,534)	(756,490)
		(1,002,398)
France — (0.9)%
Air France-KLM*	(169,418)	(1,840,169)
Altran Technologies SA	(48,548)	(389,645)
Bollore SA	(352,595)	(1,413,950)
Edenred	(4,745)	(174,569)
Elior Group SA 144A	(37,472)	(560,712)
Eurofins Scientific SE Millicom International Cellular SA SDR	(1,347)	(503,124)
Iliad SA	(15,465)	(2,173,239)
Ingenico Group	(11,066)	(628,111)
JCDecaux SA	(1,803)	(50,653)
SPIE SA	(4,392)	(58,323)
Suez	(54,115)	(714,886)
Technicolor SA*	(384,084)	(419,821)
Valeo SA	(29,444)	(860,592)
		(9,787,794)
Germany — (0.4)%
1&1 Drillisch AG	(26,676)	(1,362,379)
CECONOMY AG	(14,390)	(51,869)
Deutsche Bank AG	(100,527)	(801,722)
GEA Group AG	(2,278)	(58,649)
Innogy SE 144A	(1,983)	(92,598)
OSRAM Licht AG	(13,118)	(570,877)
Puma SE	(140)	(68,493)
thyssenkrupp AG	(40,718)	(699,452)
Zalando SE 144A*	(9,568)	(247,222)
		(3,953,261)
Ireland — (0.0)%
James Hardie Industries PLC CDI 2.23%, 12/12/17	(14,558)	(155,039)
Italy — (0.4)%
Banco BPM SpA*	(376,051)	(846,017)
Brembo SpA	(44,184)	(450,933)
Buzzi Unicem SpA	(28,861)	(497,802)
Leonardo SpA	(43,308)	(381,553)
Pirelli & C SpA 144A*	(138,199)	(888,091)
Saipem SpA*	(81,420)	(305,112)

See Notes to Financial Statements.

	Shares	Value
Tenaris SA	(29,860)	$ (320,929)
Unione di Banche Italiane SpA	(67,870)	(197,004)
		(3,887,441)
Japan — (0.5)%
Bank of Kyoto, Ltd. (The)	(13,300)	(546,562)
Calbee, Inc.	(5,800)	(181,160)
Daifuku Co., Ltd.	(8,500)	(385,394)
Hitachi Metals, Ltd.	(17,100)	(177,849)
Hokuriku Electric Power Co.*	(146,800)	(1,279,299)
JGC Corporation	(15,900)	(223,781)
Keikyu Corporation	(40,700)	(665,093)
LINE Corporation*	(7,100)	(242,484)
Nippon Paint Holdings Co., Ltd.	(38,400)	(1,308,346)
Showa Denko KK	(11,600)	(344,456)
Sony Financial Holdings, Inc.	(2,900)	(54,046)
Taiyo Nippon Sanso Corporation	(6,100)	(99,167)
		(5,507,637)
Jersey — (0.0)%
Petrofac, Ltd.	(17,087)	(103,886)
Netherlands — (0.2)%
ALTICE EUROPE NV*	(358,512)	(697,890)
BoskalisWestminster	(9,569)	(238,241)
OCI NV*	(59,963)	(1,223,594)
SBM Offshore NV	(14,775)	(218,800)
		(2,378,525)
Norway — (0.2)%
Schibsted ASA Class A	(64,167)	(2,155,838)
Subsea 7 SA	(42,119)	(410,431)
Yara International ASA	(2,477)	(95,486)
		(2,661,755)
Spain — (0.3)%
Bankia SA	(18,544)	(54,392)
Cellnex Telecom SA 144A*	(102,878)	(2,639,165)
		(2,693,557)
Sweden — (0.2)%
Getinge AB, B Shares	(43,686)	(395,037)
Husqvarna AB, B Shares	(17,150)	(127,320)
Millicom International Cellular SA SDR1.98%, 05/07/18	(20,137)	(1,274,184)
Saab AB Class B	(3,776)	(130,824)
		(1,927,365)
Switzerland — (0.0)%
Aryzta AG*	(47,532)	(52,663)
United Kingdom — (0.7)%
John Wood Group PLC	(456,608)	(2,946,047)
Merlin Entertainments PLC 144A	(58,313)	(235,984)
Metro Bank PLC*	(8,022)	(173,107)
Micro Focus International PLC	(57,531)	(1,014,140)
NMC Health PLC	(13,194)	(460,115)
Severn Trent PLC	(39,083)	(904,395)
St. James’s Place PLC	(19,690)	(236,915)
United Utilities Group PLC	(204,582)	(1,919,717)
	Shares	Value
Weir Group PLC (The)	(4,206)	$ (69,585)
		(7,960,005)
Total Foreign Common Stocks Sold Short (Proceeds $(59,998,621))		(52,746,913)
FOREIGN PREFERRED STOCKS SOLD SHORT — (0.0)%
Germany — (0.0)%
Sartorius AG 0.48%, 04/06/18 (Proceeds $(260,678))	(2,762)	(343,750)
Liabilities in Excess of Other Assets — (0.7)%		(7,389,483)
NET ASSETS — 100.0%		$1,080,736,380
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at December 31, 2018:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
IBEX 35 Index	01/2019	(27)	$ (2,634,786)	$64,017
Hang Seng Index	01/2019	9	1,485,767	4,327
SGX MSCI Singapore Index	01/2019	7	175,494	2,045
AEX Index	01/2019	(9)	(1,005,849)	19,390
CAC 40 Index	01/2019	(3)	(162,530)	1,845
DAX Index	03/2019	9	2,722,689	(55,922)
FTSE 100 Index®	03/2019	48	4,074,030	(9,336)
MSCI EAFE Index	03/2019	461	39,553,800	(628,652)
S&P/TSE 60 Index	03/2019	(52)	(6,530,853)	157,020
Swiss Market Index	03/2019	(54)	(4,567,118)	57,249
ASX SPI 200 Index	03/2019	(61)	(5,973,258)	(37,138)
Topix Index®	03/2019	165	22,483,235	(1,282,899)
Total Futures Contracts outstanding at December 31, 2018			$49,620,621	$(1,708,054)
Forward Foreign Currency Contracts outstanding at December 31, 2018:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/20/19	U.S. Dollars	19,939,731	Canadian Dollars	26,512,000	CITI	$ 484,013
03/20/19	Swedish Kronor	132,708,000	U.S. Dollars	14,782,659	CITI	286,800
03/20/19	Japanese Yen	1,658,403,000	U.S. Dollars	14,950,658	CITI	278,151
06/19/19	U.S. Dollars	4,643,671	Swiss Francs	4,391,000	NT	101,352
03/20/19	Euro	17,931,000	U.S. Dollars	20,602,549	CITI	80,089
03/20/19	U.S. Dollars	5,021,024	Norwegian Kroner	42,675,000	CITI	68,127
03/20/19	U.S. Dollars	4,886,634	British Pounds	3,801,000	CITI	23,113
03/20/19	U.S. Dollars	468,213	Australian Dollars	635,000	CITI	20,343
03/20/19	Swiss Francs	986,000	U.S. Dollars	998,579	CITI	12,151
03/20/19	Danish Kroner	8,508,000	U.S. Dollars	1,306,844	CITI	8,070
03/20/19	U.S. Dollars	3,661,294	Euro	3,171,200	CITI	3,451
03/20/19	U.S. Dollars	1,098,051	Hong Kong Dollars	8,567,000	CITI	1,407
03/20/19	Singapore Dollars	454,000	U.S. Dollars	332,908	CITI	802
03/20/19	U.S. Dollars	55,073	Israeli Shekels	203,000	CITI	445
03/20/19	Israeli Shekels	16,000	U.S. Dollars	4,282	CITI	24
Subtotal Appreciation						$1,368,338
03/20/19	U.S. Dollars	455,512	Hong Kong Dollars	3,560,000	CITI	$ (196)
03/20/19	Danish Kroner	2,783,000	U.S. Dollars	430,649	CITI	(536)
03/20/19	Euro	160,000	U.S. Dollars	185,116	CITI	(562)
03/20/19	Hong Kong Dollars	4,191,000	U.S. Dollars	537,475	CITI	(994)
03/20/19	U.S. Dollars	168,648	Singapore Dollars	231,000	CITI	(1,145)
03/20/19	U.S. Dollars	159,744	Israeli Shekels	598,000	CITI	(1,180)
06/19/19	Swiss Francs	546,000	U.S. Dollars	569,682	NT	(4,866)
03/20/19	U.S. Dollars	611,432	Norwegian Kroner	5,330,000	CITI	(7,172)
03/20/19	Israeli Shekels	5,050,000	U.S. Dollars	1,369,044	CITI	(10,071)
03/20/19	U.S. Dollars	2,753,290	Danish Kroner	17,896,000	CITI	(12,545)
03/20/19	British Pounds	3,490,000	U.S. Dollars	4,500,496	CITI	(34,911)
03/20/19	U.S. Dollars	5,549,565	British Pounds	4,367,000	CITI	(38,174)
03/20/19	Norwegian Kroner	39,255,000	U.S. Dollars	4,644,767	CITI	(88,799)
03/20/19	U.S. Dollars	9,458,136	Japanese Yen	1,055,231,000	CITI	(231,856)
03/20/19	U.S. Dollars	54,033,368	Euro	47,122,800	CITI	(320,759)
03/20/19	U.S. Dollars	39,984,294	Swiss Francs	39,365,000	CITI	(367,986)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/20/19	U.S. Dollars	34,125,586	Swedish Kronor	305,748,000	CITI	$ (593,172)
03/20/19	New Zealand Dollars	50,576,000	U.S. Dollars	34,626,281	CITI	(632,043)
03/20/19	Australian Dollars	38,021,000	U.S. Dollars	27,595,806	CITI	(779,354)
03/20/19	Canadian Dollars	60,916,000	U.S. Dollars	45,969,539	CITI	(1,266,592)
Subtotal Depreciation						$(4,392,913)
Total Forward Foreign Currency Contracts outstanding at December 31, 2018						$(3,024,575)
Swap agreements outstanding at December 31, 2018:
Reference Obligation	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
MSCI Sweden Index, Floating financing rate: 1-Month STIBOR - 0.45%	03/20/19	GSC	SEK	64,847,479	$ 299,277	$ —	$ 299,277
MSCI Switzerland Index, Floating financing rate: 1-Month ICE LIBOR CHF - 0.45%	03/20/19	GSC	CHF	3,508,153	169,471	—	169,471
MSCI Netherlands Index, Floating financing rate: 1-Month EURIBOR - 0.1%	03/20/19	GSC	EUR	1,971,773	116,648	—	116,648
MSCI Spain Index, Floating financing rate: 1-Month EURIBOR - 0.45%	03/20/19	GSC	EUR	107,868	4,426	—	4,426
Subtotal Appreciation					$ 589,822	$ —	$ 589,822
MSCI Australia Index, Floating financing rate: 1-Month ASX Australian Bank Bill Short Term Rates Mid + 0.15%	03/20/19	GSC	AUD	1,155,958	$ (1,128)	$ —	$ (1,128)
MSCI Hong Kong Index, Floating financing rate: 1-Month HIBOR	03/20/19	GSC	HKD	34,804,659	(68,037)	—	(68,037)
MSCI Italy Index, Floating financing rate: 1-Month EURIBOR - 0.15%	03/20/19	GSC	EUR	6,590,623	(311,603)	—	(311,603)
MSCI Japan Index, Floating financing rate: 1-Month ICE LIBOR JPY - 0.15%	03/20/19	GSC	JPY	646,086,156	(464,528)	—	(464,528)
Subtotal Depreciation					$(845,296)	$ —	$(845,296)
Net Total Return Swaps outstanding at December 31, 2018					$(255,474)	$ —	$(255,474)
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 21,429,357	$ 21,429,357	$ —	$ —
Foreign Common Stocks:
Austria	212,340	—	212,340	—
Denmark	19,646,264	—	19,646,264	—
Finland	5,140,083	—	5,140,083	—
Germany	103,197,533	345,586	102,851,947	—
Indonesia	3,602,747	—	3,602,747	—
Italy	37,833,830	—	37,833,830	—
Japan	170,636,519	—	170,636,519	—
Netherlands	41,640,532	25,969,158	15,671,374	—
Norway	6,714,279	—	6,714,279	—
South Korea	4,901,341	—	4,901,341	—
Sweden	35,535,376	1,932,297	33,603,079	—
Switzerland	90,329,587	—	90,329,587	—
Taiwan	14,949,732	12,226,770	2,722,962	—
United Kingdom	154,910,245	154,844,010	66,235	—
Other^^	362,558,389	362,558,389	—	—**
Total Foreign Common Stocks	1,051,808,797	557,876,210	493,932,587	—
Foreign Preferred Stocks	1,586,580	—	1,586,580	—
Money Market Funds	63,670,479	63,670,479	—	—
Rights	48,189	48,189	—	—
U.S. Treasury Obligation	2,673,124	—	2,673,124	—
Total Assets - Investments in Securities	$1,141,216,526	$643,024,235	$498,192,291	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 1,368,338	$ —	$ 1,368,338	$ —
Futures Contracts	305,893	305,893	—	—
Swap Agreements	589,822	—	589,822	—
Total Assets - Other Financial Instruments	$ 2,264,053	$ 305,893	$ 1,958,160	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Foreign Common Stocks Sold Short:
Austria	$ (738,806)	$ —	$ (738,806)	$ —
Denmark	(3,331,004)	—	(3,331,004)	—
Finland	(1,002,398)	—	(1,002,398)	—
Germany	(3,953,261)	(120,362)	(3,832,899)	—
Italy	(3,887,441)	—	(3,887,441)	—
Japan	(5,507,637)	—	(5,507,637)	—
Norway	(2,661,755)	—	(2,661,755)	—
Sweden	(1,927,365)	—	(1,927,365)	—
Switzerland	(52,663)	—	(52,663)	—
Other^^	(29,684,583)	(29,684,583)	—	—
Total Foreign Common Stocks Sold Short	(52,746,913)	(29,804,945)	(22,941,968)	—
Foreign Preferred Stocks Sold Short	(343,750)	—	(343,750)	—
Total Liabilities - Investments in Securities	$(53,090,663)	$(29,804,945)	$(23,285,718)	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (4,392,913)	$ —	$ (4,392,913)	$ —
Futures Contracts	(2,013,947)	(2,013,947)	—	—
Swap Agreements	(845,296)	—	(845,296)	—
Total Liabilities - Other Financial Instruments	$ (7,252,156)	$ (2,013,947)	$ (5,238,209)	$ —

^^	Classifications as defined in the Schedule of Investments.
**	Level 3 securities have zero value.
***	Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forwards Foreign Currency Contracts outstanding" and "Swap agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the year ended December 31, 2018.
See Notes to Financial Statements.

Emerging Markets Equity Fund (Unaudited)
Emerging markets equities underperformed their developed markets counterparts during 2018 as global growth concerns took hold and sentiment soured on the group as whole as China’s trade dispute with the United States escalated. The MSCI Emerging Markets Index declined by -14.58% for the year ended December 31, 2018. Countries with the strongest relative gains for the year included Qatar, Peru and Brazil. Greece and Turkey were the two worst performing countries. All but one sector posted negative returns for 2018, with eight of the 11 posting double-digit declines. Energy was the strongest performing sector while consumer discretionary was the weakest. Strength in the U.S. dollar also had a negative effect on the index during the year.
The Fund is actively managed and invests mainly in equity securities that are economically tied to emerging markets. In addition, the Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors. The Investor Class of the Fund underperformed its benchmark, the MSCI Emerging Markets Index, for the one-year period ended December 31, 2018 (-20.49% versus -14.58%). On a country basis, security selection in South Africa and Peru contributed to benchmark-relative performance. Underweight exposure to China as well as security selection among that country’s stocks had the largest negative impact on the Fund for the second year in a row. Security selection within the consumer discretionary sector as well as an underweight to and positive security selection within the real estate sector contributed to benchmark-relative returns. On the detractors’ front, security selection within energy and health care acted as headwinds to fund performance.
Within the Fund, certain derivatives were utilized to express active views in currency and country selection. These derivative positions primarily included currency forward contracts, stock index futures and stock index future swaps. Overall, derivative exposure had a slight positive impact on Fund performance over the course of the year.
This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with emerging markets equities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. Medium- and small-sized companies’ stocks have historically been subject to more investment risk and more volatile and less liquid than large company stocks, respectively. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives, and by its ability to select sub-advisers to allocate assets. Derivatives involve different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leverages so that small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
At December 31, 2018, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Financials	21.6
Information Technology	16.2
Communication Services	10.1
Consumer Discretionary	9.6
Materials	8.8
Energy	8.4
Money Market Funds	7.4
Consumer Staples	5.0
Health Care	4.4
Industrials	4.4
Real Estate	2.1
Utilities	2.1
U.S. Treasury Obligation	0.5
100.6

See Notes to Financial Statements.

Emerging Markets Equity Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Investor Class*	Benchmark**
One Year	(20.26)%	(20.49)%	(14.58)%
Five Year	(0.92)%	(1.19)%	1.65%
Ten Year	N/A	N/A	N/A
Since Inception	(1.38)%	(1.63)%	1.02%
Inception Date	10/31/13	10/31/13
Total Fund Operating Expenses (May 1, 2018 Prospectus, as supplemented June 19, 2018)(1)	1.33%	1.58%
(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since October 31, 2013 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI Emerging Markets Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Shares	Value
COMMON STOCKS — 1.6%
Communication Services — 0.1%
Autohome, Inc. ADRΔ	2,235	$ 174,844
Momo, Inc. ADR*	4,615	109,606
Weibo Corporation ADRΔ*	1,984	115,925
YY, Inc. ADR*	1,875	112,238
		512,613
Consumer Discretionary — 0.3%
Huazhu Group, Ltd. ADRΔ	5,382	154,087
MercadoLibre, Inc.*	1,316	385,390
Yum China Holdings, Inc.	14,537	487,426
		1,026,903
Health Care — 0.5%
BeiGene, Ltd. ADRΔ*	9,124	1,279,732
Hutchison China MediTech, Ltd. ADR*	32,708	755,228
		2,034,960
Information Technology — 0.6%
Globant SA*	33,401	1,881,144
Huami Corporation ADRΔ*	39,502	388,305
Pagseguro Digital, Ltd. Class AΔ*	15,109	282,992
StoneCo, Ltd. Class AΔ*	7,719	142,338
		2,694,779
Materials — 0.1%
Nexa Resources SAΔ*	30,330	360,927
Southern Copper Corporation	4,037	124,218
		485,145
Total Common Stocks (Cost $7,949,211)		6,754,400
FOREIGN COMMON STOCKS — 89.4%
Brazil — 5.2%
Atacadao Distribuicao Comercio e Industria Ltda.*	47,500	221,592
B3 SA - Brasil Bolsa Balcao*	122,400	845,712
Banco BTG Pactual SA*	215,000	1,307,050
Banco do Brasil SA*	77,100	922,993
BB Seguridade Participacoes SA	87,000	619,382
BR Malls Participacoes SA*	256,700	864,753
CCR SA	66,700	192,374
Centrais Eletricas Brasileiras SA*	29,000	180,696
Cia de Locacao das Americas	64,800	630,792
Cia de Saneamento Basico do Estado de Sao Paulo ADR*	65,430	528,020
Cosan SA	12,100	104,480
CVC Brasil Operadora e Agencia de Viagens SA	24,800	390,946
EDP - Energias do Brasil SA	12,300	46,736
Embraer SA ADR	7,243	160,288
Fibria Celulose SA ADR	4,223	72,678
Fleury SA	62,400	317,562
Hapvida Participacoes e Investimentos SA 144A*	106,400	856,526
IRB Brasil Resseguros SA	5,100	109,823
Lojas Renner SA	115,300	1,257,889
Petroleo Brasileiro SA ADRΔ*	140,366	1,826,162
	Shares	Value
Porto Seguro SA	25,600	$ 344,657
Rumo SA*	370,100	1,620,473
Sao Martinho SA	61,200	287,194
Sul America SA	87,549	645,263
Suzano Papel e Celulose SA	96,540	949,473
TIM Participacoes SA ADRΔ	66,275	1,016,658
Vale SA ADR	416,612	5,495,112
Wiz Solucoes e Corretagem de Seguros SA	135,300	244,715
		22,059,999
Canada — 0.1%
Parex Resources, Inc.*	40,957	490,512
Chile — 1.0%
Banco de Chile ADRΔ	65,652	1,877,647
Banco de Credito e Inversiones SA	2,158	140,192
Banco Santander Chile ADR	36,692	1,097,091
Cencosud SA	34,455	62,377
Empresas CMPC SA	78,859	250,679
Empresas COPEC SA	51,095	614,929
Enel Americas SA ADR	6,711	59,862
Enel Chile SA ADR	10,783	53,376
Itau CorpBanca	6,756,657	63,078
Latam Airlines Group SA ADRΔ	2,341	24,112
		4,243,343
China — 17.1%
58.com, Inc. ADR*	10,444	566,169
Agricultural Bank of China, Ltd. Class A	675,100	354,113
Alibaba Group Holding, Ltd. ADR*	102,655	14,070,921
Anhui Conch Cement Co., Ltd. Class H	125,000	606,602
BAIC Motor Corporation, Ltd. Class H 144A	583,000	307,489
Baidu, Inc. ADR*	12,094	1,918,108
Bank of China, Ltd. Class A	203,500	107,035
Bank of China, Ltd. Class H	61,199	26,416
Bank of Communications Co., Ltd. Class A	50,300	42,435
Baoshan Iron & Steel Co., Ltd. Class A	60,900	57,723
Beijing Capital International Airport Co., Ltd. Class H	78,000	82,776
China Communications Services Corporation, Ltd. Class H	472,000	390,596
China Construction Bank Corporation Class H	5,928,532	4,890,916
China Evergrande Group	359,000	1,075,097
China Huarong Asset Management Co., Ltd. Class H 144A	1,146,000	209,282
China Longyuan Power Group Corporation, Ltd. Class H	617,000	419,974
China Medical System Holdings, Ltd.	642,000	596,866
China Mengniu Dairy Co., Ltd.*	8,000	24,928
China Merchants Bank Co., Ltd. Class A	13,800	50,715
China Merchants Bank Co., Ltd. Class H	463,000	1,696,967
China National Building Material Co., Ltd.	1,864,000	1,275,913

See Notes to Financial Statements.

	Shares	Value
China Oilfield Services, Ltd. Class H	1,148,000	$ 986,660
China Petroleum & Chemical Corporation Class A	74,100	54,523
China Petroleum & Chemical Corporation Class H	4,014,000	2,865,495
China Shenhua Energy Co., Ltd. Class H	239,000	523,752
China Tower Corporation, Ltd. Class H 144A*	10,356,000	1,957,331
China Vanke Co., Ltd. Class H	97,700	331,884
Chongqing Rural Commercial Bank Co., Ltd. Class H	64,823	34,769
Country Garden Holdings Co., Ltd.	343,471	418,017
Ctrip.com International, Ltd. ADR*	15,343	415,182
Geely Automobile Holdings, Ltd.	245,000	431,773
Guangzhou Automobile Group Co., Ltd. Class H	1,388,000	1,384,366
Haitian International Holdings, Ltd.	310,000	597,791
Hangzhou Hikvision Digital Technology Co., Ltd. Class A	272,300	1,027,110
Huaneng Renewables Corporation, Ltd. Class H	4,208,000	1,128,510
Industrial & Commercial Bank of China, Ltd. Class A	198,900	153,398
Industrial & Commercial Bank of China, Ltd. Class H	2,827,091	2,018,190
Inner Mongolia Yili Industrial Group Co., Ltd. Class A	204,944	684,492
JD.com, Inc. ADR*	29,937	626,581
Jiangsu Hengrui Medicine Co., Ltd. Class A	55,738	429,609
NARI Technology Co., Ltd. Class A	118,175	319,573
NetEase, Inc. ADR	3,144	740,003
New Oriental Education & Technology Group, Inc. ADR*	14,027	768,820
People’s Insurance Co. Group of China, Ltd. (The) Class H	211,000	84,880
PetroChina Co., Ltd. Class H	730,000	454,939
PICC Property & Casualty Co., Ltd. Class H	1,252,000	1,280,700
Ping An Insurance Group Co. of China, Ltd. Class H	275,500	2,432,900
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	344,000	278,521
SINA Corporation*	2,218	118,974
Sinopec Engineering Group Co., Ltd. Class H	345,500	283,707
Sinopec Shanghai Petrochemical Co., Ltd. Class H	920,000	402,988
Sunac China Holdings, Ltd.	106,859	347,986
Sunny Optical Technology Group Co., Ltd.	117,601	1,045,275
TAL Education Group ADR*	12,364	329,872
Tencent Holdings, Ltd.	420,948	16,879,851
Tingyi Cayman Islands Holding Corporation	184,000	245,788
Vipshop Holdings, Ltd. ADR*	15,320	83,647
Weichai Power Co., Ltd. Class H	20,000	22,859
WuXi AppTec Co., Ltd. Class H 144A*	53,300	462,857
Yanzhou Coal Mining Co., Ltd. Class H	884,000	713,477
Zijin Mining Group Co., Ltd. Class H	1,380,000	523,415
		72,661,506
	Shares	Value
Czech Republic — 0.4%
Moneta Money Bank AS 144A	526,538	$ 1,698,813
Egypt — 0.1%
Commercial International Bank Egypt SAE GDR	117,739	499,802
Greece — 0.4%
JUMBO SA	83,981	1,223,934
Sarantis SA	34,902	279,123
		1,503,057
Hong Kong — 10.7%
AIA Group, Ltd.	383,200	3,180,895
Alibaba Health Information Technology, Ltd.*	56,000	45,412
ANTA Sports Products, Ltd.	518,000	2,483,992
China Mobile, Ltd.	377,000	3,627,731
China Overseas Land & Investment, Ltd.	641,521	2,203,808
China Resources Cement Holdings, Ltd.	2,802,398	2,523,071
China Resources Gas Group, Ltd.	80,000	316,710
China Resources Land, Ltd.	204,000	784,165
China Taiping Insurance Holdings Co., Ltd.	184,400	506,302
China Traditional Chinese Medicine Holdings Co., Ltd.	246,000	143,255
China Unicom Hong Kong, Ltd.	2,090,000	2,231,326
CNOOC, Ltd.	4,398,000	6,795,965
CSPC Pharmaceutical Group, Ltd.	2,227,013	3,213,747
ENN Energy Holdings, Ltd.	244,400	2,167,624
FIT Hon Teng, Ltd. 144A	1,019,000	441,148
Fosun International, Ltd.	178,000	259,141
Fullshare Holdings, Ltd.*	140,970	32,405
Genscript Biotech Corporation*	50,000	67,429
Guangdong Investment, Ltd.	152,000	293,887
Haier Electronics Group Co., Ltd.*	594,000	1,461,010
Hong Kong Exchanges and Clearing, Ltd.	105,272	3,046,374
IMAX China Holding, Inc. 144A	98,900	262,706
Innovent Biologics, Inc. 144A*	346,000	1,064,887
Kingboard Laminates Holdings, Ltd.	867,574	715,731
Longfor Group Holdings, Ltd.	54,384	162,517
Microport Scientific Corporation	1,178,000	1,158,368
Minth Group, Ltd.	176,000	567,524
MMG, Ltd.*	88,000	37,872
Nexteer Automotive Group, Ltd.	232,000	330,646
Nine Dragons Paper Holdings, Ltd.	531,201	491,821
Shimao Property Holdings, Ltd.	49,000	130,783
Sino Biopharmaceutical, Ltd.	3,872,000	2,551,500
Sinotruk Hong Kong, Ltd.Δ	572,000	861,963
SSY Group, Ltd.	658,000	487,376
Techtronic Industries Co., Ltd.	54,500	289,535
Uni-President China Holdings, Ltd.	755,000	655,641
		45,594,267
Hungary — 0.7%
OTP Bank Nyrt PLC	77,539	3,133,590
India — 8.0%
Abbott India, Ltd.	1,136	122,308
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Aditya Birla Fashion and Retail, Ltd.*	80,413	$ 233,240
AIA Engineering, Ltd.	19,466	467,627
Amber Enterprises India, Ltd.*	20,302	263,186
Ambuja Cements, Ltd.	25,225	81,331
Apollo Hospitals Enterprise, Ltd.	119,079	2,146,202
Atul, Ltd.	3,377	166,248
Aurobindo Pharma, Ltd.	11,992	125,898
Axis Bank, Ltd.*	52,515	466,290
Bajaj Finance, Ltd.	14,586	552,634
Bharat Financial Inclusion, Ltd.*	158,059	2,292,722
Bharat Heavy Electricals, Ltd.	537,770	563,074
Bharat Petroleum Corporation, Ltd.	65,690	341,317
Coal India, Ltd.	185,553	639,861
Crompton Greaves Consumer Electricals, Ltd.	136,386	445,504
Dalmia Bharat, Ltd.†††*	13,511	459,217
Divi's Laboratories, Ltd.	21,634	459,438
Dr. Reddy's Laboratories, Ltd.	1,998	74,880
Edelweiss Financial Services, Ltd.	154,033	401,988
Eicher Motors, Ltd.	4,791	1,589,224
GAIL India, Ltd.	370,600	1,912,586
Glenmark Pharmaceuticals, Ltd.	15,610	154,960
Godrej Consumer Products, Ltd.	5,614	65,192
Godrej Industries, Ltd.	74,771	585,241
HCL Technologies, Ltd.	97,244	1,343,225
Hero MotoCorp, Ltd.	18,984	844,103
Hindalco Industries, Ltd.	250,540	811,747
Hindustan Petroleum Corporation, Ltd.	28,273	102,559
Hindustan Unilever, Ltd.	56,438	1,470,993
Hindustan Zinc, Ltd.	77,663	309,973
Housing Development Finance Corporation, Ltd.	31,482	887,597
ICICI Bank, Ltd. ADR	23,245	239,191
ICICI Lombard General Insurance Co., Ltd. 144A	31,342	388,077
Indiabulls Housing Finance, Ltd.	72,362	885,000
Indian Oil Corporation, Ltd.	197,544	387,788
Info Edge India, Ltd.	16,511	340,709
Infosys, Ltd. ADRΔ	219,012	2,084,994
InterGlobe Aviation, Ltd. 144A	4,367	72,875
Jindal Steel & Power, Ltd.*	123,514	291,735
JSW Steel, Ltd.	29,107	127,889
Larsen & Toubro Infotech, Ltd. 144A	11,100	275,246
Maruti Suzuki India, Ltd.	7,883	842,950
MRF, Ltd.	365	350,203
Navin Fluorine International, Ltd.	24,012	240,378
Nestle India, Ltd.	1,463	232,287
NTPC, Ltd.	58,964	125,884
Oil & Natural Gas Corporation, Ltd.	95,477	204,999
Prestige Estates Projects, Ltd.	68,892	216,993
Procter & Gamble Hygiene & Health Care, Ltd.	1,908	270,126
Reliance Industries, Ltd.	5,041	80,960
Tata Consultancy Services, Ltd.	101,594	2,754,745
Tata Steel, Ltd.	50,197	374,635
TeamLease Services, Ltd.*	15,538	637,344
Tech Mahindra, Ltd.	179,114	1,855,279
Thermax, Ltd.	9,968	159,946
	Shares	Value
Wipro, Ltd.	26,150	$ 123,924
Wipro, Ltd. ADR	8,525	43,733
		33,988,255
Indonesia — 2.9%
Perusahaan Gas Negara Persero Tbk	665,800	98,373
PT Adaro Energy Tbk	9,711,400	821,579
PT Bank Central Asia Tbk	2,017,400	3,648,366
PT Bank Mandiri Persero Tbk	1,565,200	802,902
PT Bank Negara Indonesia Persero Tbk	1,845,100	1,131,756
PT Bank Rakyat Indonesia Persero Tbk	3,436,700	875,528
PT BFI Finance Indonesia Tbk	4,146,800	191,768
PT Indah Kiat Pulp & Paper Corporation Tbk	218,100	175,129
PT Indofood Sukses Makmur Tbk	173,936	90,085
PT Link Net Tbk	2,553,500	870,108
PT Matahari Department Store Tbk	1,520,100	591,642
PT Semen Indonesia Persero Tbk	375,300	300,081
PT Telekomunikasi Indonesia Persero Tbk	6,115,400	1,598,770
PT United Tractors Tbk	677,469	1,289,733
		12,485,820
Isle of Man — 0.0%
NEPI Rockcastle PLC	18,122	142,331
Malaysia — 1.9%
AirAsia Group Bhd	858,500	616,998
Bursa Malaysia Bhd	712,900	1,179,972
CIMB Group Holdings Bhd	121,100	167,328
Dialog Group Bhd	781,200	587,909
Hartalega Holdings Bhd	91,700	136,246
Hong Leong Bank Bhd.	115,900	572,138
Malayan Banking Bhd	651,600	1,497,931
Malaysia Airports Holdings	337,900	685,203
My EG Services Bhd	245,200	57,851
Petronas Chemicals Group Bhd	85,099	191,306
Petronas Gas Bhd	4,400	20,443
Public Bank Bhd	289,200	1,732,751
Sime Darby Bhd	311,100	180,675
Top Glove Corporation Bhd	204,500	277,120
		7,903,871
Mexico — 3.3%
Alfa SAB de CV Series A	282,900	336,715
Alpek SAB de CV*	818,900	1,001,344
Alsea SAB de CV	201,100	524,348
America Movil SAB de CV, Series L ADR	9,914	141,275
Arca Continental SAB de CV	11,900	66,549
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ADR	26,966	166,111
Bolsa Mexicana de Valores SAB de CV	346,500	590,673
Fibra Uno Administracion SA de CV REIT	205,100	228,043
Fomento Economico Mexicano SAB de CV ADR	863	74,261
Gruma SAB de CV Series B	14,525	163,989

See Notes to Financial Statements.

	Shares	Value
Grupo Aeroportuario del Pacifico SAB de CV Series B	7,100	$ 57,857
Grupo Cementos de Chihuahua SAB de CV	88,300	453,682
Grupo Financiero Banorte SAB de CV Series O	539,710	2,634,594
Grupo Financiero Inbursa SAB de CV Series O	28,900	41,721
Grupo Mexico SAB de CV Series B	19,500	40,257
Industrias Penoles SAB de CV	5,870	71,688
Mexichem SAB de CV	570,096	1,447,886
Promotora y Operadora de Infraestructura SAB de CV	3,935	37,612
Unifin Financiera SAB de CV SOFOM ENR	149,800	318,706
Wal-Mart de Mexico SAB de CV	2,172,382	5,524,986
		13,922,297
Netherlands — 0.6%
X5 Retail Group NV GDR	62,749	1,554,920
Yandex NV Class A*	31,970	874,380
		2,429,300
Peru — 1.2%
Alicorp SAA	117,538	347,188
BBVA Banco Continental SA	221,539	259,783
Cia de Minas Buenaventura SAA ADRΔ	78,538	1,273,886
Credicorp, Ltd.	13,891	3,079,218
Intercorp Financial Services, Inc.	7,526	316,092
		5,276,167
Philippines — 0.4%
Ayala Land, Inc.	278,800	215,491
BDO Unibank, Inc.	47,840	118,976
International Container Terminal Services, Inc.	28,840	54,845
JG Summit Holdings, Inc.	72,940	77,092
Jollibee Foods Corporation	113,420	629,369
Metro Pacific Investments Corporation	308,400	27,142
SM Investments Corporation	18,205	317,599
SM Prime Holdings, Inc.	310,900	211,436
		1,651,950
Poland — 1.6%
Alior Bank SA*	24,276	345,635
CD Projekt SA*	3,862	150,247
Cyfrowy Polsat SA*	12,630	76,414
Dino Polska SA 144A*	27,186	698,138
Grupa Lotos SA	3,271	77,500
Jastrzebska Spolka Weglowa SA*	44,465	803,920
LPP SA	221	464,648
PGE Polska Grupa Energetyczna SA*	178,006	477,303
Polski Koncern Naftowy ORLEN SA	45,838	1,328,098
Polskie Gornictwo Naftowe i Gazownictwo SA	483,880	894,681
Powszechna Kasa Oszczednosci Bank Polski SA	133,722	1,412,581
Powszechny Zaklad Ubezpieczen SA	11,850	139,612
		6,868,777
	Shares	Value
Portugal — 0.1%
Galp Energia SGPS SA	31,948	$ 504,958
Qatar — 0.2%
Industries Qatar QSC	1,753	64,324
Qatar Islamic Bank SAQ	662	27,634
Qatar National Bank QPSC	10,822	579,551
		671,509
Romania — 0.0%
Banca Transilvania SA	437,323	215,862
Russia — 2.5%
Gazprom PJSC ADR	229,274	1,015,454
LUKOIL PJSC ADR	38,603	2,759,337
Mobile TeleSystems PJSC ADR	77,761	544,327
Novatek PJSC GDR	4,011	685,881
Novolipetsk Steel PJSC GDR	22,978	525,737
Rosneft Oil Co. PJSC GDR	123,920	765,826
Sberbank of Russia PJSC ADR	224,718	2,462,909
Severstal PJSC GDR	90,804	1,239,474
Surgutneftegas PJSC ADR	42,924	163,111
Tatneft PJSC ADR	9,739	613,557
		10,775,613
South Africa — 5.2%
Absa Group, Ltd.	160,190	1,801,699
Anglo American Platinum, Ltd.	11,747	439,205
AngloGold Ashanti, Ltd. ADRΔ	3,377	42,381
Bid Corporation, Ltd.	19,561	360,290
Bidvest Group, Ltd. (The)	6,822	98,080
Clicks Group, Ltd.	40,924	544,563
Dis-Chem Pharmacies, Ltd. 144A	234,020	471,537
Exxaro Resources, Ltd.	113,760	1,090,119
FirstRand, Ltd.	273,364	1,245,647
Gold Fields, Ltd. ADRΔ	181,889	640,249
Growthpoint Properties, Ltd. REIT	197,362	319,620
Imperial Logistics, Ltd.	169,787	802,469
JSE, Ltd.	62,847	723,194
Mondi, Ltd.	15,110	325,116
Mr Price Group, Ltd.	41,347	707,389
Nampak, Ltd.*	977,031	940,530
Naspers, Ltd. N Shares	25,116	5,048,984
Nedbank Group, Ltd.	39,674	757,549
Netcare, Ltd.	31,784	58,388
Old Mutual, Ltd.	794,854	1,237,514
Pick n Pay Stores, Ltd.	64,928	305,833
Redefine Properties, Ltd. REIT	368,822	247,889
Remgro, Ltd.	16,085	217,716
RMB Holdings, Ltd.	35,312	193,648
Santam, Ltd.	25,648	528,451
Sasol, Ltd.	26,845	792,989
Shoprite Holdings, Ltd.	19,362	255,895
Standard Bank Group, Ltd.	62,204	773,081
Transaction Capital, Ltd.	406,566	480,673
Truworths International, Ltd.	98,228	601,487
Woolworths Holdings, Ltd.	46,207	176,928
		22,229,113
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
South Korea — 12.3%
BGF retail Co., Ltd.	3,871	$ 706,576
Cheil Worldwide, Inc.	2,830	57,037
Cuckoo Homesys Co., Ltd.*	5,678	908,516
Daelim Industrial Co., Ltd.	8,289	761,477
DB Insurance Co., Ltd.	739	46,542
DGB Financial Group, Inc.	4,823	35,928
Hana Financial Group, Inc.	59,104	1,922,229
Hankook Tire Co., Ltd.	22,704	816,023
Hanwha Life Insurance Co., Ltd.	88,277	334,206
HDC Hyundai Development Co-Engineering & Construction*	995	43,094
Hotel Shilla Co., Ltd.	2,128	145,964
Hyundai Department Store Co., Ltd.	1,500	121,471
Hyundai Engineering & Construction Co., Ltd.	25,135	1,231,002
Hyundai Marine & Fire Insurance Co., Ltd.	15,755	578,578
KB Financial Group, Inc.	32,952	1,374,653
Kolmar Korea Co., Ltd.	5,564	351,739
Korea Investment Holdings Co., Ltd.	18,509	989,904
KT Corporation ADR	44,922	638,791
Kumho Petrochemical Co., Ltd.	10,772	843,416
LG Chem, Ltd.	3,337	1,040,206
LG Corporation	18,620	1,166,132
LG Electronic, Ltd.	11,307	634,020
LG Household & Health Care, Ltd.	1,671	1,651,477
Lotte Chemical Corporation	1,203	299,104
Lotte Shopping Co., Ltd.	4,565	861,901
Medy-Tox, Inc.	1,016	527,762
NAVER Corporation*	2,360	258,646
NCSoft Corporation	2,365	991,338
Orange Life Insurance, Ltd. 144A	28,716	720,396
Orion Corporation	2,229	239,054
Osstem Implant Co., Ltd.*	2,653	127,550
Pearl Abyss Corporation*	216	40,430
POSCO	8,217	1,797,318
Posco Daewoo Corporation	6,418	104,781
Samsung Electro-Mechanics Co., Ltd.	15,424	1,437,851
Samsung Electronics Co., Ltd.	611,013	21,270,412
Samsung Fire & Marine Insurance Co., Ltd.	1,171	281,578
Samsung Life Insurance Co., Ltd.	11,606	849,259
Samsung SDS Co., Ltd.	6,594	1,206,764
Shinsegae, Inc.	559	128,349
SK Hynix, Inc.	75,668	4,125,156
SK Innovation Co., Ltd.	1,267	203,372
SK Telecom Co., Ltd.	488	117,745
Woori Bank	12,925	180,742
		52,168,489
Taiwan — 9.2%
Acer, Inc.*	154,000	97,239
Advantech Co., Ltd.	113,000	771,960
Asia Cement Corporation	50,000	55,297
Catcher Technology Co., Ltd.	164,000	1,200,779
Cathay Financial Holding Co., Ltd.	468,120	716,613
Chailease Holding Co., Ltd.	306,926	968,095
China Airlines, Ltd.	1,765,000	631,401
	Shares	Value
China Development Financial Holding Corporation	1,044,000	$ 330,602
China Life Insurance Co., Ltd.	919,370	834,254
Chroma ATE, Inc.	250,000	960,793
CTBC Financial Holding Co., Ltd.	1,261,173	829,516
Delta Electronics, Inc.	9,000	37,879
Eva Airways Corporation	494,350	254,003
Evergreen Marine Corporation Taiwan, Ltd.	92,250	35,769
Far Eastern New Century Corporation	239,000	217,049
First Financial Holding Co., Ltd.	1,278,231	832,748
Formosa Chemicals & Fibre Corporation	397,000	1,358,154
Formosa Plastics Corporation	47,000	154,489
Fubon Financial Holding Co., Ltd.	265,000	406,589
General Interface Solution Holding, Ltd.	10,000	29,303
Globalwafers Co., Ltd.	129,000	1,182,613
Kingpak Technology, Inc.	39,000	206,483
Largan Precision Co., Ltd.	7,000	730,415
Mega Financial Holding Co., Ltd.	37,420	31,591
Nan Ya Plastics Corporation	92,000	226,260
Nanya Technology Corporation	680,928	1,219,417
Nien Made Enterprise Co., Ltd.	35,000	268,109
Novatek Microelectronics Corporation	6,000	27,700
Phison Electronics Corporation	8,000	59,565
Pou Chen Corporation	131,010	138,779
Powertech Technology, Inc.	117,763	253,170
President Chain Store Corporation	155,000	1,561,626
Realtek Semiconductor Corporation	52,000	241,173
Shin Kong Financial Holding Co., Ltd.	3,376,027	987,290
Silergy Corporation	86,000	1,265,548
Taiwan Business Bank	371,000	124,912
Taiwan Cement Corporation	196,000	226,226
Taiwan Cooperative Financial Holding Co., Ltd.	382,130	219,526
Taiwan Semiconductor Manufacturing Co., Ltd.	818,000	5,939,689
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	304,224	11,228,908
Teco Electric and Machinery Co., Ltd.	39,000	22,194
Uni-President Enterprises Corporation	505,000	1,145,672
Win Semiconductors Corporation	111,000	427,616
Yageo Corporation	3,792	39,277
Zhen Ding Technology Holding, Ltd.	182,000	473,413
		38,969,704
Thailand — 2.2%
Advanced Info Service PCL	149,400	802,607
Airports of Thailand PCL	311,600	614,874
Bangkok Bank PCL NVDR	56,970	355,554
Bangkok Dusit Medical Services PCL NVDR	159,000	121,014
Bumrungrad Hospital PCL NVDR	7,800	44,898
Central Pattana PCL NVDR	24,400	56,065
Home Product Center PCL NVDR	856,300	399,602
Indorama Ventures PCL NVDR	114,400	190,912
Kasikornbank PCL NVDR	22,300	126,855
Krung Thai Bank PCL NVDR	660,835	389,902

See Notes to Financial Statements.

	Shares	Value
PTT Exploration & Production PCL	236,500	$ 824,409
PTT Exploration & Production PCL NVDR	261,100	906,114
PTT Global Chemical PCL NVDR	561,454	1,230,199
PTT PCL NVDR	1,400,400	1,974,967
Thai Oil PCL NVDR	552,262	1,122,400
		9,160,372
Turkey — 1.0%
Akbank TAS	1,116,149	1,446,723
Arcelik AS	196,412	585,989
BIM Birlesik Magazalar AS	4,115	67,644
Enerjisa Enerji AS 144A	598,306	576,544
Eregli Demir ve Celik Fabrikalari TAS	141,666	193,260
Ford Otomotiv Sanayi AS	16,651	157,307
Sok Marketler Ticaret AS*	156,970	318,834
TAV Havalimanlari Holding AS	75,235	340,032
Turk Hava Yollari AO*	88,904	270,618
Turkcell Iletisim Hizmetleri AS	11,740	26,996
Türkiye Is Bankasi AS Class C	436,790	373,861
		4,357,808
United Arab Emirates — 0.3%
Emaar Development PJSC	899,540	1,079,992
United Kingdom — 0.8%
Anglo American PLC	115,886	2,581,646
NMC Health PLC	18,828	656,590
TBC Bank Group PLC	11,947	231,765
		3,470,001
Total Foreign Common Stocks (Cost $405,779,170)		380,157,078
FOREIGN PREFERRED STOCKS — 1.7%
Brazil — 1.7%
Azul SA
0.00%, *	68,800	638,407
Azul SA ADR
0.00%, Δ*	45,963	1,272,716
Banco Bradesco SA
0.00%, 01/03/19*	138,100	1,374,740
Banco Bradesco SA ADR
0.00%, 01/03/19*	21,220	209,866
Braskem SA Class A
3.98%, 05/02/18	37,200	454,340
Cia Brasileira de Distribuicao ADR
0.00%, 12/07/18*	5,345	111,016
Cia Energetica de Minas Gerais
3.61%, 12/26/18	125,300	446,767
Gerdau SA
1.75%, 11/22/18	28,600	109,002
Itausa - Investimentos Itau SA
0.66%, 03/01/19	488,009	1,520,699
Petroleo Brasileiro SA
0.00%, 12/26/18*	159,400	929,728
		7,067,281
	Shares	Value
Colombia — 0.0%
Banco Davivienda SA
2.59%, 09/13/18	13,552	$ 129,031
Total Foreign Preferred Stocks (Cost $6,178,334)		7,196,312
MONEY MARKET FUNDS — 7.4%
GuideStone Money Market Fund, 2.22% (Institutional Class)Ø∞	15,609,327	15,609,327
Northern Institutional Liquid Assets Portfolio (Shares), 2.45%Ø§	3,325,866	3,325,866
Northern Institutional U.S. Government Portfolio (Shares), 2.21%Ø	12,496,798	12,496,798
Total Money Market Funds (Cost $31,431,991)		31,431,991

	Par
U.S. TREASURY OBLIGATION — 0.5%
U.S. Treasury Bill
2.48%, 05/30/19Ω‡‡ (Cost $1,979,504)	$2,000,000	1,980,092
TOTAL INVESTMENTS — 100.6% (Cost $453,318,210)		427,519,873
Liabilities in Excess of Other Assets — (0.6)%		(2,350,960)
NET ASSETS — 100.0%		$425,168,913
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at December 31, 2018:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
HSCEI Index	01/2019	174	$11,223,728	$18,295
MSCI Taiwan Index	01/2019	76	2,731,440	50,854
SGX MSCI Singapore Index	01/2019	89	2,231,285	17,604
TAIEX	01/2019	59	3,711,950	(16,613)
Tel Aviv 35 Index	01/2019	16	626,389	(26,100)
FTSE Bursa Malaysia KLCI Index	01/2019	(4)	(81,863)	(392)
Bovespa Index	02/2019	(115)	(2,626,537)	21,793
BIST 30 Index	02/2019	(57)	(127,112)	779
SET50 Index	03/2019	(252)	(1,614,472)	9,364
WIG20 Index	03/2019	(59)	(718,276)	10,310
KOSPI 200 Index	03/2019	17	997,938	(1,961)
Mexican Bolsa Index	03/2019	(28)	(595,257)	(3,241)
MSCI Emerging Markets E-Mini	03/2019	706	34,128,040	(652,030)
FTSE/JSE Top 40 Index	03/2019	(119)	(3,892,200)	(122,086)
Total Futures Contracts outstanding at December 31, 2018			$45,995,053	$(693,424)
Forward Foreign Currency Contracts outstanding at December 31, 2018:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/20/19	Mexican Pesos	323,681,000	U.S. Dollars	15,675,850	CITI	$ 591,747
03/20/19	Indian Rupees	753,905,000	U.S. Dollars	10,509,282	CITI	237,000
03/20/19	U.S. Dollars	5,492,589	Chilean Pesos	3,716,338,000	CITI	133,195
03/20/19	U.S. Dollars	4,917,764	Colombian Pesos	15,770,000,000	CITI	80,096
03/20/19	U.S. Dollars	2,034,308	Russian Rubles	137,665,000	CITI	79,197
03/20/19	U.S. Dollars	4,578,216	Brazilian Reals	17,600,000	CITI	63,820
03/20/19	Polish Zloty	18,987,000	U.S. Dollars	5,035,994	CITI	47,110
03/20/19	U.S. Dollars	2,403,630	South African Rand	34,540,000	CITI	25,730
03/20/19	Singapore Dollars	5,480,000	U.S. Dollars	4,003,345	CITI	24,693
03/20/19	Indonesian Rupiahs	23,400,000,000	U.S. Dollars	1,586,395	CITI	21,280
03/20/19	South Korean Won	2,499,408,000	U.S. Dollars	2,230,802	CITI	19,815
03/20/19	Brazilian Reals	10,981,000	U.S. Dollars	2,798,313	CITI	18,312
03/20/19	Taiwan Dollars	81,744,000	U.S. Dollars	2,676,055	CITI	16,159
03/20/19	U.S. Dollars	7,701,015	South Korean Won	8,535,805,875	CITI	14,872
03/20/19	Hungarian Forint	357,656,000	U.S. Dollars	1,271,448	CITI	12,057
03/20/19	U.S. Dollars	1,483,469	Israeli Shekels	5,484,000	CITI	7,704
03/20/19	Philippine Pesos	92,290,000	U.S. Dollars	1,743,374	CITI	7,287
03/20/19	Chinese Offshore Yuan	9,273,000	U.S. Dollars	1,343,555	CITI	6,279
03/20/19	U.S. Dollars	4,121,347	Hong Kong Dollars	32,156,500	CITI	5,065
03/20/19	U.S. Dollars	914,679	Indonesian Rupiahs	13,262,174,704	CITI	3,514
03/20/19	Thai Baht	15,060,000	U.S. Dollars	460,337	CITI	3,205
03/20/19	Euro	367,333	U.S. Dollars	421,216	CITI	2,490
03/20/19	Peruvian Nuevo Soles	699,874	U.S. Dollars	206,120	CITI	1,088
03/20/19	Israeli Shekels	180,000	U.S. Dollars	48,167	CITI	271
03/20/19	Hong Kong Dollars	2,600,000	U.S. Dollars	332,637	CITI	182
03/20/19	U.S. Dollars	14,853	Peruvian Nuevo Soles	50,000	CITI	50
03/20/19	U.S. Dollars	11,539	Euro	10,000	CITI	5
Subtotal Appreciation						$1,422,223

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/20/19	Thai Baht	100,000	U.S. Dollars	3,094	CITI	$ (16)
03/20/19	Euro	22,667	U.S. Dollars	26,174	CITI	(29)
03/20/19	Peruvian Nuevo Soles	50,000	U.S. Dollars	14,874	CITI	(71)
03/20/19	U.S. Dollars	35,434	Peruvian Nuevo Soles	120,000	CITI	(95)
03/20/19	U.S. Dollars	396,019	Hong Kong Dollars	3,095,000	CITI	(166)
03/20/19	U.S. Dollars	21,267	Hungarian Forint	6,000,000	CITI	(265)
03/20/19	Mexican Pesos	23,500,000	U.S. Dollars	1,181,354	CITI	(288)
03/20/19	Colombian Pesos	3,620,000,000	U.S. Dollars	1,110,800	CITI	(314)
03/20/19	U.S. Dollars	137,694	Euro	120,000	CITI	(720)
03/20/19	Philippine Pesos	54,000,000	U.S. Dollars	1,025,767	CITI	(1,434)
03/20/19	Brazilian Reals	600,000	U.S. Dollars	155,440	CITI	(1,540)
03/20/19	U.S. Dollars	453,412	South African Rand	6,612,000	CITI	(1,790)
03/20/19	U.S. Dollars	1,079,756	Chilean Pesos	750,000,000	CITI	(1,831)
03/20/19	U.S. Dollars	474,581	Polish Zloty	1,788,000	CITI	(4,093)
03/20/19	U.S. Dollars	841,631	Brazilian Reals	3,301,000	CITI	(5,074)
03/20/19	Indonesian Rupiahs	14,000,000,000	U.S. Dollars	967,227	CITI	(5,372)
03/20/19	U.S. Dollars	1,632,485	Philippine Pesos	86,471,000	CITI	(7,796)
03/20/19	Israeli Shekels	4,188,000	U.S. Dollars	1,135,470	CITI	(8,464)
03/20/19	U.S. Dollars	1,379,226	Taiwan Dollars	42,143,000	CITI	(8,741)
03/20/19	U.S. Dollars	993,163	Indian Rupees	70,321,000	CITI	(9,204)
03/20/19	U.S. Dollars	1,122,812	Thai Baht	36,922,000	CITI	(13,635)
03/20/19	U.S. Dollars	1,174,390	Czech Republic Koruna	26,700,000	CITI	(17,050)
03/20/19	U.S. Dollars	1,620,087	Indonesian Rupiahs	23,841,906,508	CITI	(17,947)
03/20/19	Hong Kong Dollars	134,597,500	U.S. Dollars	17,250,688	CITI	(21,169)
03/20/19	Chilean Pesos	694,613,000	U.S. Dollars	1,032,960	CITI	(31,248)
10/10/23	U.S. Dollars	1,196,266	Chinese Offshore Yuan	8,649,000	SC	(36,057)
03/20/19	U.S. Dollars	1,138,652	Mexican Pesos	23,453,000	CITI	(40,052)
03/20/19	South African Rand	23,276,000	U.S. Dollars	1,659,113	CITI	(56,679)
03/20/19	U.S. Dollars	13,239,558	South Korean Won	14,849,732,125	CITI	(132,016)
03/20/19	U.S. Dollars	10,654,038	Chinese Offshore Yuan	74,181,000	CITI	(144,194)
03/20/19	Russian Rubles	576,930,000	U.S. Dollars	8,530,973	CITI	(337,443)
Subtotal Depreciation						$(904,793)
Total Forward Foreign Currency Contracts outstanding at December 31, 2018						$ 517,430
Swap agreements outstanding at December 31, 2018:
Reference Obligation	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
MSCI Brazil Index, Floating financing rate: Brazil Cetip DI Interbank Deposit Rate (Monthly)	3/20/2019	GSC	BRL	1,134,428	$ 603	$ —	$ 603
MSCI Mexico Index, Floating financing rate: 28-Day Mexico Interbank TIIE (Monthly)	3/20/2019	GSC	MXN	2,180,985	—	—	—
MSCI Poland Index, Floating financing rate: 1-Month WIBOR - 0.05% (Monthly)	3/20/2019	GSC	PLN	508,404	2,308	—	2,308
Subtotal Appreciation					$2,911	$ —	$2,911

See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Reference Obligation	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
MSCI China Index, Floating financing rate: 1-Month HIBOR - 0.05% (Monthly)	3/20/2019	GSC	HKD	13,336,176	$ (94,939)	$ —	$ (94,939)
MSCI Daily TR Net Israel USD Index, Floating financing rate: 1-Month ICE LIBOR USD (Monthly)	3/20/2019	GSC	USD	286,662	(24,390)	—	(24,390)
MSCI South Africa Index, Floating financing rate: 1-Month SAFE South Africa JIBAR - 0.20% (Monthly)	3/20/2019	GSC	ZAR	27,592,544	(33,125)	—	(33,125)
Subtotal Depreciation					$(152,454)	$ —	$(152,454)
Net Total Return Swaps outstanding December 31,2018					$(149,543)	$ —	$(149,543)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 6,754,400	$ 6,754,400	$ —	$ —
Foreign Common Stocks:
Brazil	22,059,999	10,309,982	11,750,017	—
Chile	4,243,343	3,628,414	614,929	—
China	72,661,506	69,380,780	3,280,726	—
Czech Republic	1,698,813	—	1,698,813	—
Hungary	3,133,590	—	3,133,590	—
India	33,988,255	33,529,038	—	459,217
Indonesia	12,485,820	1,061,876	11,423,944	—
Philippines	1,651,950	54,845	1,597,105	—
Poland	6,868,777	—	6,868,777	—
South Korea	52,168,489	638,791	51,529,698	—
Taiwan	38,969,704	11,228,908	27,740,796	—
Thailand	9,160,372	—	9,160,372	—
Other ^^	121,066,460	121,066,460	—	—
Total Foreign Common Stocks	380,157,078	250,899,094	128,798,767	459,217
Foreign Preferred Stocks:
Brazil	7,067,281	1,593,598	5,473,683	—
Colombia	129,031	129,031	—	—
Total Foreign Preferred Stocks	7,196,312	1,722,629	5,473,683	—
Money Market Funds	31,431,991	31,431,991	—	—
U.S. Treasury Obligation	1,980,092	—	1,980,092	—
Total Assets - Investments in Securities	$427,519,873	$290,808,114	$136,252,542	$459,217
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 1,422,223	$ —	$ 1,422,223	$ —
Futures Contracts	128,999	128,999	—	—
Swap Agreements	2,911	—	2,911	—
Total Assets - Other Financial Instruments	$ 1,554,133	$ 128,999	$ 1,425,134	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (904,793)	$ —	$ (904,793)	$ —
Futures Contracts	(822,423)	(822,423)	—	—
Swap Agreements	(152,454)	—	(152,454)	—
Total Liabilities - Other Financial Instruments	$ (1,879,670)	$ (822,423)	$ (1,057,247)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forwards Foreign Currency Contracts outstanding" and "Swap agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the year ended December 31, 2018.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2018.
See Notes to Financial Statements.

December 31, 2018
STATEMENTS OF ASSETS AND LIABILITIES
	Defensive Market Strategies Fund	Equity Index Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,013,461,372	$1,513,461,845
Investments in securities of affiliated issuers, at value	31,394,720	83,664,332
Total investments, at value(1), (2)	1,044,856,092	1,597,126,177
Cash collateral for swap agreements	—	—
Deposits with broker for futures contracts	—	1,964,000
Foreign currency(3)	—	—
Receivables:
Dividends and reclaims	964,313	1,544,341
Interest	1,727,068	—
Securities lending	28,660	8,505
From advisor	6,785	10,449
Investment securities sold	2,762,443	241,160
Fund shares sold	1,215,821	1,024,772
Variation margin on futures contracts	—	646,500
Unrealized appreciation on foreign currency exchange contracts	10,806	—
Unrealized appreciation on swap agreements	—	—
Prepaid expenses and other assets	28,065	23,730
Total Assets	1,051,600,053	1,602,589,634
Liabilities
Cash Overdraft	329,670	235,850
Securities sold short, at value(4)	—	—
Options written, at value(5)	2,392,827	—
Unrealized depreciation on foreign currency exchange contracts	150,048	—
Unrealized depreciation on swap agreements	—	—
Collateral held for securities on loan, at value	30,515,443	1,647,492
Collateral held for derivatives	—	—
Due to broker	—	—
Payables:
Investment securities purchased	4,932,326	1,033,116
Dividends on short sales	—	—
Fund shares redeemed	207,016	619,775
Variation margin on futures contracts	—	—
Securities lending	4,299	1,276
Foreign capital gains taxes	—	—
Accrued expenses:
Investment advisory fees	538,914	121,200
Shareholder servicing fees	77,160	107,236
Other expenses	194,099	366,556
Total Liabilities	39,341,802	4,132,501
Net Assets	$1,012,258,251	$1,598,457,133
Net Assets Consist of:
Paid-in-capital	$ 968,478,629	$1,414,169,962
Distributable earnings (loss)	43,779,622	184,287,171
Net Assets	$1,012,258,251	$1,598,457,133
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$ 653,480,990	$1,107,944,440
Institutional shares outstanding	55,699,502	40,207,678
Net asset value, offering and redemption price per Institutional share	$ 11.73	$ 27.56
Net assets applicable to the Investor Class	$ 358,777,261	$ 490,512,693
Investor shares outstanding	30,568,292	17,786,470
Net asset value, offering and redemption price per Investor share	$ 11.74	$ 27.58

(1)Investments in securities of unaffiliated issuers, at cost	$ 973,259,122	$1,324,259,960
Investments in securities of affiliated issuers, at cost	31,394,720	83,664,332
Total investments, at cost	$1,004,653,842	$1,407,924,292
(2)Includes securities loaned of:	$ 58,329,096	$ 74,191,141
(3)Foreign currency, at cost	$ —	$ —
(4)Proceeds from securities sold short	$ —	$ —
(5)Premiums received on options written	$ 2,263,813	$ —
(6)Net of $(842,668) accrued foreign capital gains taxed on appreciated securities for International Equity Fund.

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$1,002,448,987	$1,333,475,896	$486,204,579	$517,848,048	$1,080,406,055	$411,910,546
45,944,522	56,036,987	16,995,292	25,573,630	60,810,471	15,609,327
1,048,393,509	1,389,512,883	503,199,871	543,421,678	1,141,216,526	427,519,873
—	—	—	—	3,412,116	435,900
694,000	—	50,000	726,000	2,275,159	1,251,781
—	—	—	2,011,808	4,532,666	693,692

1,649,315	773,664	619,626	1,116,719	6,746,074	991,017
—	—	—	—	—	—
4,731	18,440	24,624	18,755	42,162	2,906
5,651	10,092	3,007	—	12,555	3,532
152,016	—	602,392	373,798	459,699	149,366
40,121	234,126	82,440	23,614	314,739	49,790
388,530	437,760	108,135	15,040	169,271	51,440
—	—	—	—	1,368,338	1,422,223
—	—	—	—	589,822	2,911
25,191	26,935	11,055	8,794	24,258	29,122
1,051,353,064	1,391,013,900	504,701,150	547,716,206	1,161,163,385	432,603,553

171,485	198,778	58,732	—	16,358,784	—
—	—	—	—	53,090,663	—
—	—	—	—	—	—
—	—	—	—	4,392,913	904,793
—	—	—	—	845,296	152,454
3,030,212	1,326,223	15,056,596	2,021,067	2,613,371	3,325,866
—	—	—	—	90,000	516,342
—	—	—	—	—	34,982

8,480,235	76,078	843,934	8,520	564,189	1,447,032
—	—	—	—	78,555	—
195,964	117,855	432,193	7,446	212,708	47,265
—	—	—	—	72,318	199,422
710	2,766	3,694	2,813	6,324	436
—	—	—	—	842,668	—

504,717	808,379	400,197	52,912	696,948	325,326
72,442	134,385	50,457	—	60,709	13,871
194,249	232,756	157,529	196,921	501,559	466,851
12,650,014	2,897,220	17,003,332	2,289,679	80,427,005	7,434,640
$1,038,703,050	$1,388,116,680	$487,697,818	$545,426,527	$1,080,736,380	$425,168,913

$1,020,883,800	$1,107,747,164	$548,731,504	$606,854,982	$1,189,326,140	$464,455,451
17,819,250	280,369,516	(61,033,686)	(61,428,455)	(108,589,760) (6)	(39,286,538)
$1,038,703,050	$1,388,116,680	$487,697,818	$545,426,527	$1,080,736,380	$425,168,913

$ 703,134,764	$ 765,737,672	$256,241,836	$545,426,527	$ 795,484,291	$359,814,634
41,872,648	35,660,740	19,647,979	59,028,008	67,763,135	41,320,305
$ 16.79	$ 21.47	$ 13.04	$ 9.24	$ 11.74	$ 8.71
$ 335,568,286	$ 622,379,008	$231,455,982	N/A	$ 285,252,089	$ 65,354,279
19,964,963	29,150,104	17,790,087	N/A	24,244,314	7,496,244
$ 16.81	$ 21.35	$ 13.01	N/A	$ 11.77	$ 8.72

$ 960,336,866	$1,065,621,294	$544,603,968	$574,119,475	$1,165,903,066	$437,708,883
45,944,522	56,036,987	16,995,292	25,573,630	60,810,471	15,609,327
$1,006,281,388	$1,121,658,281	$561,599,260	$599,693,105	$1,226,713,537	$453,318,210
$ 29,240,358	$ 143,812,618	$102,492,114	$ 22,494,249	$ 24,681,375	$ 5,914,607
$ —	$ —	$ —	$ 1,985,910	$ 4,499,417	$ 689,479
$ —	$ —	$ —	$ —	$ 60,259,299	$ —
$ —	$ —	$ —	$ —	$ —	$ —

See Notes to Financial Statements.

For the Year Ended December 31, 2018
STATEMENTS OF OPERATIONS
	Defensive Market Strategies Fund	Equity Index Fund
Investment Income
Dividends	$ 12,473,017	$ 22,681,915
Income distributions received from affiliated funds	526,120	619,582
Interest	5,632,345	26,039
Securities lending, net	383,260	74,528
Less foreign taxes withheld	(64,598)	(6,355)
Total Investment Income	18,950,144	23,395,709
Expenses
Investment advisory fees	6,400,132	1,083,645
Transfer agent fees:
Institutional shares	4,345	6,739
Investor shares	18,588	20,955
Custodian fees	73,787	25,217
Shareholder servicing fees:
Investor shares	905,940	1,293,399
Accounting and administration fees	209,069	246,253
Professional fees	81,001	84,492
Blue sky fees:
Institutional shares	9,811	9,421
Investor shares	29,991	14,086
Shareholder reporting fees:
Institutional shares	2,894	3,788
Investor shares	25,872	22,946
Trustees expenses	7,350	10,799
Line of credit facility fees and interest expense	6,635	7,993
Dividends on securities sold short	—	—
Other expenses	89,584	27,383
Total Expenses	7,864,999	2,857,116
Expenses waived/reimbursed net of amount recaptured(1)	(87,105)	(95,755)
Fees paid indirectly	—	—
Net Expenses	7,777,894	2,761,361
Net Investment Income	11,172,250	20,634,348
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	49,653,387	8,019,135
Investment securities sold short	—	—
Futures transactions	—	(358,475)
Swap agreements	—	—
Option contracts written	(4,096,739)	—
Forward foreign currency contracts	640,427	—
Foreign currency	(12,091)	—
Net realized gain (loss)	46,184,984	7,660,660
Net change in unrealized appreciation (depreciation) on:
Investment securities (net of estimated capital gains taxes of $(796,863) and $213,344 for International Equity Fund and Emerging Markets Fund, respectively)	(75,597,445)	(163,793,754)
Investment securities sold short	—	—
Futures	—	(1,654,162)
Swap agreements	—	—
Option contracts written	(354,284)	—
Forward foreign currency contracts	158,614	—
Foreign currency	(40,231)	—
Net change in unrealized appreciation (depreciation)	(75,833,346)	(165,447,916)
Net Realized and Unrealized Gain (Loss)	(29,648,362)	(157,787,256)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(18,476,112)	$(137,152,908)

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$ 32,277,744	$ 14,451,829	$ 6,149,631	$ 8,874,875	$ 48,372,056	$ 13,109,701
492,060	914,712	317,837	263,090	1,047,798	263,735
32,263	44,494	25,214	7,441	—	198,354
85,624	232,359	248,510	95,737	558,207	59,808
(84,317)	(62,557)	(10,212)	(540,307)	(3,095,726)	(1,562,163)
32,803,374	15,580,837	6,730,980	8,700,836	46,882,335	12,069,435

7,606,415	11,794,251	5,302,440	343,400	10,816,118	4,451,608

4,402	4,365	4,340	3,893	6,059	4,305
18,295	21,563	18,703	—	27,073	17,824
42,023	40,271	54,046	78,339	555,720	1,006,844

963,501	1,663,574	686,292	—	837,872	208,959
284,686	351,933	115,440	61,382	300,202	95,463
79,017	79,610	83,612	100,845	82,629	81,676

9,830	19,996	20,809	18,422	10,371	11,775
9,123	20,105	28,589	—	11,628	25,573

1,730	1,954	2,045	11,972	2,355	1,960
17,706	26,540	17,568	—	17,480	9,595
8,445	12,274	5,348	3,414	9,268	3,464
9,306	11,314	3,935	2,062	9,689	2,961
—	—	—	—	3,652,921	—
84,877	116,042	59,049	171,478	716,361	90,398
9,139,356	14,163,792	6,402,216	795,207	17,055,746	6,012,405
(82,469)	(150,962)	(52,846)	—	(176,471)	352,608
(44,891)	(28,482)	(30,540)	—	—	(4,467)
9,011,996	13,984,348	6,318,830	795,207	16,879,275	6,360,546
23,791,378	1,596,489	412,150	7,905,629	30,003,060	5,708,889

155,787,122	252,592,791	87,246,172	255,315	93,636,115	(3,674,409)
—	—	—	—	(4,194,181)	—
2,239,050	618,324	(2,249,972)	(3,598,700)	(5,865,032)	(4,678,621)
—	—	—	—	(1,866,302)	(211,852)
—	—	—	—	—	—
—	—	—	—	3,634,240	(2,761,237)
—	—	—	(102,520)	(957,182)	(318,624)
158,026,172	253,211,115	84,996,200	(3,445,905)	84,387,658	(11,644,743)

(291,281,345)	(177,624,422)	(151,598,388)	(74,404,722)	(320,377,992)	(95,044,575)
—	—	—	—	12,868,290	—
(1,349,338)	(2,591,050)	(659,331)	(521,677)	(3,406,061)	(2,248,972)
—	—	—	—	(714,311)	(20,787)
—	—	—	—	—	—
—	—	—	—	(2,309,894)	81,210
—	—	—	5,689	(220,750)	(12,545)
(292,630,683)	(180,215,472)	(152,257,719)	(74,920,710)	(314,160,718)	(97,245,669)
(134,604,511)	72,995,643	(67,261,519)	(78,366,615)	(229,773,060)	(108,890,412)
$(110,813,133)	$ 74,592,132	$ (66,849,369)	$(70,460,986)	$(199,770,000)	$(103,181,523)
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Defensive Market Strategies Fund
	For the Year Ended
	12/31/18	12/31/17

Operations:
Net investment income	$ 11,172,250	$ 5,457,198
Net realized gain on investment securities, foreign currency and derivatives	46,184,984	51,735,832
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(75,833,346)	49,856,677
Net increase (decrease) in net assets resulting from operations	(18,476,112)	107,049,707
Distributions to Shareholders:
Institutional shares	(41,477,892)	(33,570,695)
Investor shares	(21,575,912)	(18,087,352)
Total distributions	(63,053,804)	(51,658,047)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	109,896,688	140,679,912
Investor shares	93,697,336	119,380,649
Reinvestment of dividends and distributions
Institutional shares	41,301,785	33,471,335
Investor shares	21,410,733	18,031,024
Total proceeds from shares sold and reinvested	266,306,542	311,562,920
Value of shares redeemed
Institutional shares	(47,118,657)	(155,485,244)
Investor shares	(87,943,221)	(72,161,976)
Total value of shares redeemed	(135,061,878)	(227,647,220)
Net increase (decrease) from capital share transactions(1)	131,244,664	83,915,700
Total increase (decrease) in net assets	49,714,748	139,307,360
Net Assets:
Beginning of Year	962,543,503	823,236,143
End of Year	$1,012,258,251	$ 962,543,503

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Equity Index Fund		Value Equity Fund		Growth Equity Fund
For the Year Ended		For the Year Ended		For the Year Ended
12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17

$ 20,634,348	$ 13,618,330	$ 23,791,378	$ 23,562,997	$ 1,596,489	$ 454,731
7,660,660	5,819,552	158,026,172	77,849,471	253,211,115	152,061,534
(165,447,916)	150,194,413	(292,630,683)	101,520,581	(180,215,472)	273,005,847
(137,152,908)	169,632,295	(110,813,133)	202,933,049	74,592,132	425,522,112

(17,859,884)	(10,090,275)	(131,704,586)	(77,581,976)	(123,354,704)	(113,420,162)
(9,476,926)	(9,432,395)	(60,559,704)	(26,904,133)	(103,435,086)	(57,082,011)
(27,336,810)	(19,522,670)	(192,264,290)	(104,486,109)	(226,789,790)	(170,502,173)

838,342,777	71,678,208	50,727,891	97,004,036	66,628,943	65,442,695
81,414,824	69,412,371	29,434,018	24,680,892	109,117,426	72,305,170

17,801,303	10,072,333	131,533,865	77,497,179	123,205,758	113,344,523
9,464,086	9,390,872	60,490,792	26,876,617	103,357,365	57,040,743
947,022,990	160,553,784	272,186,566	226,058,724	402,309,492	308,133,131

(102,133,596)	(27,051,533)	(407,490,599)	(37,902,976)	(525,109,319)	(90,956,174)
(59,989,419)	(47,764,607)	(48,591,948)	(51,948,137)	(72,422,871)	(51,399,978)
(162,123,015)	(74,816,140)	(456,082,547)	(89,851,113)	(597,532,190)	(142,356,152)
784,899,975	85,737,644	(183,895,981)	136,207,611	(195,222,698)	165,776,979
620,410,257	235,847,269	(486,973,404)	234,654,551	(347,420,356)	420,796,918

978,046,876	742,199,607	1,525,676,454	1,291,021,903	1,735,537,036	1,314,740,118
$1,598,457,133	$978,046,876	$1,038,703,050	$1,525,676,454	$1,388,116,680	$1,735,537,036
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Small Cap Equity Fund
	For the Year Ended
	12/31/18	12/31/17

Operations:
Net investment income (loss)	$ 412,150	$ (131,678)
Net realized gain (loss) on investment securities, foreign currency and derivatives	84,996,200	48,170,087
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(152,257,719)	18,615,727
Net increase (decrease) in net assets resulting from operations	(66,849,369)	66,654,136
Distributions to Shareholders:
Institutional shares	(50,319,903)	(21,299,342)
Investor shares	(47,116,445)	(18,504,594)
Total distributions	(97,436,348)	(39,803,936)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	32,659,834	43,248,973
Investor shares	43,700,940	18,929,912
Reinvestment of dividends and distributions
Institutional shares	50,169,090	21,205,319
Investor shares	47,072,948	18,494,233
Total proceeds from shares sold and reinvested	173,602,812	101,878,437
Value of shares redeemed
Institutional shares	(37,720,650)	(51,500,812)
Investor shares	(39,794,698)	(53,953,097)
Total value of shares redeemed	(77,515,348)	(105,453,909)
Net increase (decrease) from capital share transactions(1)	96,087,464	(3,575,472)
Total increase (decrease) in net assets	(68,198,253)	23,274,728
Net Assets:
Beginning of Year	555,896,071	532,621,343
End of Year	$ 487,697,818	$ 555,896,071

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

International Equity Index Fund		International Equity Fund		Emerging Markets Equity Fund
For the Year Ended		For the Year Ended		For the Year Ended
12/31/18	12/31/17	12/31/18	12/31/17	12/31/18	12/31/17

$ 7,905,629	$ 3,860,927	$ 30,003,060	$ 23,176,167	$ 5,708,889	$ 3,279,735
(3,445,905)	1,338,938	84,387,658	122,699,609	(11,644,743)	34,187,976
(74,920,710)	28,586,903	(314,160,718)	229,560,378	(97,245,669)	86,051,190
(70,460,986)	33,786,768	(199,770,000)	375,436,154	(103,181,523)	123,518,901

(7,738,165)	(4,848,605)	(100,665,310)	(101,816,276)	(2,466,292)	(3,877,025)
—	—	(35,179,908)	(26,690,016)	(189,742)	(719,662)
(7,738,165)	(4,848,605)	(135,845,218)	(128,506,292)	(2,656,034)	(4,596,687)

437,966,963	35,042,423	112,243,308	74,829,236	72,827,933	52,727,535
—	—	33,374,437	44,880,631	42,361,289	58,762,844

7,736,564	4,814,928	100,254,048	101,752,318	2,464,528	3,869,903
—	—	35,077,508	26,539,536	189,500	718,614
445,703,527	39,857,351	280,949,301	248,001,721	117,843,250	116,078,896

(10,199,496)	(13,695,024)	(446,987,290)	(111,081,403)	(31,715,518)	(40,941,162)
—	—	(42,245,013)	(41,440,030)	(54,108,446)	(30,260,344)
(10,199,496)	(13,695,024)	(489,232,303)	(152,521,433)	(85,823,964)	(71,201,506)
435,504,031	26,162,327	(208,283,002)	95,480,288	32,019,286	44,877,390
357,304,880	55,100,490	(543,898,220)	342,410,150	(73,818,271)	163,799,604

188,121,647	133,021,157	1,624,634,600	1,282,224,450	498,987,184	335,187,580
$545,426,527	$188,121,647	$1,080,736,380	$1,624,634,600	$ 425,168,913	$498,987,184
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated									Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
Defensive Market Strategies Fund
Institutional Class
2018	$12.68	$0.15	$(0.32)	$(0.17)	$(0.61)	$11.73	(1.51)%	$ 653,481	0.67%	0.67%	1.17%	65%
2017	11.90	0.09	1.42	(0.08)	(0.65)	12.68	12.74	602,011	0.67 (3)	0.68	0.70	60
2016	11.21	0.17	1.15 (4)	(0.16)	(0.47)	11.90	11.80	547,132	0.69	0.70	1.42	78
2015	11.61	0.17	0.11 (4)	(0.17)	(0.51)	11.21	2.43	443,499	0.72 (3)	0.73	1.46	55
2014	11.43	0.15	1.05 (4)	(0.15)	(0.87)	11.61	10.55	98,903	0.88 (3)(5)	0.83 (5)	1.24	102
Investor Class
2018	$12.68	$0.12	$(0.32)	$(0.13)	$(0.61)	$11.74	(1.69)%	$ 358,777	0.93%	0.93%	0.90%	65%
2017	11.91	0.05	1.41	(0.04)	(0.65)	12.68	12.35	360,533	0.95 (3)	0.96	0.43	60
2016	11.22	0.14	1.15 (4)	(0.13)	(0.47)	11.91	11.53	276,104	0.97	0.98	1.15	78
2015	11.60	0.13	0.12 (4)	(0.12)	(0.51)	11.22	2.16	167,117	0.99 (3)	1.00	1.12	55
2014	11.42	0.12	1.06 (4)	(0.13)	(0.87)	11.60	10.35	476,129	1.09 (3)(5)	1.07 (5)	1.03	102

Equity Index Fund
Institutional Class
2018	$29.43	$0.55	$(1.79)	$(0.48)	$(0.15)	$27.56	(4.29)%	$1,107,944	0.12%	0.13%	1.81%	3%
2017	24.68	0.47	4.92	(0.46)	(0.18)	29.43	21.97	483,275	0.19	0.20	1.72	2
2016	22.81	0.46	2.27 (4)	(0.56)	(0.30)	24.68	12.16	355,404	0.15	0.16	1.97	3
2015	23.99	0.48	(0.26)(4)	(0.61)	(0.79)	22.81	0.92	276,599	0.17	0.18	1.94	6
2014	22.48	0.40	2.62 (4)	(0.74)	(0.77)	23.99	13.54	95,134	0.22	0.22	1.72	5
Investor Class
2018	$29.44	$0.47	$(1.78)	$(0.40)	$(0.15)	$27.58	(4.55)%	$ 490,513	0.37%	0.38%	1.56%	3%
2017	24.70	0.40	4.91	(0.39)	(0.18)	29.44	21.65	494,771	0.45	0.46	1.46	2
2016	22.58	0.39	2.27 (4)	(0.29)	(0.25)	24.70	11.84	386,796	0.42	0.42	1.70	3
2015	22.90	0.37	(0.21)(4)	(0.18)	(0.30)	22.58	0.70	332,005	0.41	0.44	1.62	6
2014	20.69	0.34	2.40 (4)	(0.24)	(0.29)	22.90	13.31	334,833	0.38	0.48	1.56	5

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	The ratio for the Defensive Market Strategies Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00%, 0.01%, 0.00% and 0.00% for the years 2013, 2014, 2015 and 2017.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	The ratio for the Defensive Market Strategies Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.11% and 0.02% for the years 2013 and 2014.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated									Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Value Equity Fund
Institutional Class
2018	$22.76	$ 0.39	$(2.75)	$(0.40)	$(3.21)	$16.79	(10.97)%	$ 703,135	0.56%(3)	0.57%	1.75%	38%
2017	21.18	0.39	2.85	(0.37)	(1.29)	22.76	15.54	1,128,445	0.57 (3)	0.58	1.78	38
2016	19.75	0.41	2.30 (4)	(0.46)	(0.82)	21.18	14.11	920,433	0.59 (3)	0.60	2.05	36
2015	23.56	0.39	(1.20)(4)	(0.44)	(2.56)	19.75	(3.44)	917,208	0.61 (3)	0.62	1.73	32
2014	25.88	0.37	2.46 (4)	(0.65)	(4.50)	23.56	10.91	273,359	0.65 (3)	0.67	1.40	41
Investor Class
2018	$22.78	$ 0.34	$(2.75)	$(0.35)	$(3.21)	$16.81	(11.19)%	$ 335,568	0.83%(3)	0.84%	1.50%	38%
2017	21.20	0.34	2.85	(0.32)	(1.29)	22.78	15.25	397,231	0.83 (3)	0.84	1.52	38
2016	19.46	0.35	2.33 (4)	(0.26)	(0.68)	21.20	13.84	370,589	0.86 (3)	0.87	1.78	36
2015	21.31	0.27	(1.06)(4)	(0.08)	(0.98)	19.46	(3.70)	324,440	0.89 (3)	0.89	1.26	32
2014	21.00	0.25	1.97 (4)	(0.19)	(1.72)	21.31	10.61	1,141,998	0.90 (3)	0.91	1.16	41

Growth Equity Fund
Institutional Class
2018	$25.18	$ 0.05	$ 0.41	$(0.01)	$(4.16)	$21.47	1.22%	$ 765,738	0.70%(5)	0.71%	0.18%	19%
2017	21.08	0.03	6.80	(0.02)	(2.71)	25.18	32.43	1,150,773	0.72 (5)	0.73	0.12	41
2016	22.25	—†	(0.22)(4)	—	(0.95)	21.08	(0.98)	890,530	0.75 (5)	0.76	0.01	24
2015	25.80	0.02	1.38 (4)	—	(4.95)	22.25	5.67	932,232	0.77 (5)	0.78	0.09	79
2014	28.49	(0.05)	2.92 (4)	—	(5.56)	25.80	10.12	244,281	0.85 (5)	0.87	(0.12)	54
Investor Class
2018	$25.11	$(0.02)	$ 0.42	$ —	$(4.16)	$21.35	0.99%	$ 622,379	0.96%(5)	0.97%	(0.06)%	19%
2017	21.07	(0.04)	6.79	—	(2.71)	25.11	32.06	584,764	0.98 (5)	0.99	(0.14)	41
2016	22.02	(0.05)	(0.24)(4)	—	(0.66)	21.07	(1.30)	424,210	1.01 (5)	1.02	(0.26)	24
2015	22.92	(0.05)	1.27 (4)	—	(2.12)	22.02	5.44	483,385	1.04 (5)	1.06	(0.21)	79
2014	23.02	(0.08)	2.36 (4)	—	(2.38)	22.92	9.93	1,240,254	1.06 (5)	1.11	(0.33)	54

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	The ratio for the Value Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2014, 2015, 2016, 2017, and 2018.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	The ratio for the Growth Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2014, 2015, 2016, 2017, and 2018.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated									Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)(2)	Expenses, Gross(3)	Investment Income/ (Loss), Net(1)	Portfolio Turnover Rate
Small Cap Equity Fund
Institutional Class
2018	$18.36	$ 0.04	$(8.59)	$ —	$ 3.23	$13.04	(12.01)%	$256,242	0.98%	0.99%	0.20%	172%
2017	17.53	0.02	2.24	(0.03)	(1.40)	18.36	12.98	293,953	0.98	1.00	0.09	80
2016	15.14	0.06	2.59 (4)	(0.07)	(0.19)	17.53	17.48	265,627	1.01	1.03	0.36	77
2015	18.05	0.08	(1.13)(4)	(0.06)	(1.80)	15.14	(5.66)	264,962	1.00	1.03	0.45	74
2014	20.94	0.06	0.75 (4)	(0.12)	(3.58)	18.05	4.03	84,324	0.97	0.99	0.27	103
Investor Class
2018	$18.37	$(0.01)	$(8.58)	$ —	$ 3.23	$13.01	(12.22)%	$231,456	1.24%	1.25%	(0.06)%	172%
2017	17.56	(0.03)	2.24	—	(1.40)	18.37	12.67	261,943	1.25	1.27	(0.17)	80
2016	15.17	0.02	2.59 (4)	(0.03)	(0.19)	17.56	17.17	266,994	1.27	1.30	0.11	77
2015	17.08	0.02	(1.04)(4)	—	(0.89)	15.17	(5.91)	236,850	1.24	1.27	0.13	74
2014	18.19	0.01	0.67 (4)	(0.02)	(1.77)	17.08	3.83	468,938	1.20	1.24	0.03	103

International Equity Index Fund
Institutional Class
2018	$10.76	$ 0.27	$(1.66)	$(0.13)	$ —	$ 9.24	(12.86)%	$545,427	0.27%	0.27%	2.64%	4%
2017	8.86	0.25	1.93	(0.25)	(0.03)	10.76	24.69	188,122	0.41	0.35	2.45	4
2016	8.94	0.23	(0.09)(4)	(0.22)	—	8.86	1.63	133,021	0.57	0.65	2.61	6
2015(5)	10.00	0.07	(1.06)(4)	(0.07)	—	8.94	(9.88)	111,025	0.57	0.66	1.33	4

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio for the Small Cap Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01%, 0.02%, 0.01%, and 0.01% for the years 2014, 2015, 2016, and 2017. For the year ended December 31, 2018, the effect of fees paid indirectly decreased the ratio by 0.00% and 0.01% for Institutional and Investor Class, respectively.
(3)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	Inception date was June 1, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated									Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
International Equity Fund
Institutional Class
2018	$15.72	$0.32	$(2.65)	$(0.32)	$(1.33)	$11.74	(14.90)%	$ 795,484	1.07%(3)	1.08%(3)	2.08%	73%
2017	13.16	0.25	3.65	(0.25)	(1.09)	15.72	29.85	1,279,089	0.92 (3)(4)	0.93 (3)	1.63	42
2016	13.14	0.27	0.13 (5)	(0.27)	(0.11)	13.16	2.96	1,017,929	1.00 (3)(4)	1.01 (3)	2.09	33
2015	14.25	0.22	(0.50)(5)	(0.26)	(0.57)	13.14	(1.93)	1,030,729	1.03 (3)(4)	1.05 (3)	1.49	43
2014	15.61	0.36	(1.26)(5)	(0.46)	—	14.25	(5.80)	235,545	1.13 (3)(4)	1.20 (3)	2.36	36
Investor Class
2018	$15.74	$0.27	$(2.63)	$(0.28)	$(1.33)	$11.77	(15.06)%	$ 285,252	1.33%(3)	1.35%(3)	1.76%	73%
2017	13.18	0.21	3.66	(0.22)	(1.09)	15.74	29.50	345,545	1.18 (3)(4)	1.19 (3)	1.37	42
2016	13.18	0.24	0.11 (5)	(0.24)	(0.11)	13.18	2.62	264,295	1.27 (3)(4)	1.28 (3)	1.81	33
2015	14.03	0.24	(0.55)(5)	(0.12)	(0.42)	13.18	(2.16)	245,976	1.35 (3)(4)	1.39 (3)	1.68	43
2014	15.24	0.32	(1.23)(5)	(0.30)	—	14.03	(6.00)	1,143,722	1.37 (3)(4)	1.44 (3)	2.09	36

Emerging Markets Equity Fund
Institutional Class
2018	$11.00	$0.13	$(2.36)	$(0.06)	$ —	$ 8.71	(20.26)%	$ 359,815	1.30%(6)	1.21%	1.26%	155%
2017	8.18	0.08	2.85	(0.11)	—	11.00	35.80	404,641	1.30 (6)	1.31	0.83	56
2016	7.34	0.08	0.90 (5)	(0.14)	—	8.18	13.46	290,082	1.30 (6)	1.48	0.98	54
2015	9.09	0.11	(1.83)(5)	(0.03)	—	7.34	(18.93)	272,123	1.28 (6)	1.50	1.36	39
2014	9.75	0.11	(0.51)(5)	(0.07)	(0.19)	9.09	(4.14)	45,058	1.25	1.63	1.07	39
Investor Class
2018	$11.00	$0.10	$(2.35)	$(0.03)	$ —	$ 8.72	(20.49)%	$ 65,354	1.56%(6)	1.52%	0.96%	155%
2017	8.19	0.06	2.84	(0.09)	—	11.00	35.37	94,346	1.57 (6)	1.66	0.57	56
2016	7.35	0.06	0.91 (5)	(0.13)	—	8.19	13.20	45,106	1.56 (6)	1.87	0.73	54
2015	9.09	0.05	(1.79)(5)	—	—	7.35	(19.14)	25,659	1.51 (6)	1.83	0.58	39
2014	9.75	0.08	(0.51)(5)	(0.04)	(0.19)	9.09	(4.38)	255,202	1.50	1.84	0.81	39

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	The ratio for the International Equity Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.17%, 0.17%, 0.14% and 0.08% for the years 2014, 2015, 2016 and 2017. For the year ended December 31, 2018, the effect of dividend expense on securities sold short increased the ratio by 0.23% and 0.29% for Institutional Class and Investor Class, respectively.
(4)	The ratio for the International Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2014, 2015, 2016 and 2017.
(5)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(6)	The ratio for the Emerging Markets Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2015, 2016, 2017 and 2018.
See Notes to Financial Statements.

Global Real Estate Securities Fund (Unaudited)
Global real estate securities struggled in 2018 as global synchronized growth unraveled and rates rose domestically. The Fund provides exposure to real estate by investing in equity securities of real estate investment trusts (“REITs”) and other real estate related companies. The Fund was diversified among property sectors and geographical locations. The Investor Class of the Fund outperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the 2018 calendar year (-4.86% vs. -5.63%). Stock selection in the retail, industrial and health care sectors was particularly strong but partially offset by stock selection in the diversified and residential sectors.
In 2018, exchange listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight negative impact on Fund performance for the year.
This Fund may be suitable for investors who seek the potential for current income and long-term capital appreciation. Investors should be willing to accept significant short-term fluctuations in account value and want to diversify their portfolio through exposure to publicly traded, global real estate securities. This Fund invests substantial assets in REITs that involve equity market risks as well as risks linked directly to the real estate market. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. It is possible to lose money by investing in the Fund.
At December 31, 2018, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Real Estate	96.8
Money Market Funds	2.4
Information Technology	0.3
Consumer Discretionary	0.3
U.S. Treasury Obligation	0.2
100.0

Global Real Estate Securities Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Investor Class*	Benchmark**
One Year	(4.70)%	(4.86)%	(5.63)%
Five Year	N/A	4.96%	4.34%
Ten Year	N/A	10.75%	9.65%
Since Inception(1)	2.13%	2.80%	1.58%
Inception Date	05/01/15	12/29/06
Total Fund Operating Expenses (May 1, 2018 Prospectus)(2)	0.88%	1.13%
(1)The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)Current information regarding the Fund's Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2008 to December 31, 2018, with all dividends and capital gains reinvested, with the FTSE EPRA/NAREIT Developed Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Shares	Value
COMMON STOCKS — 51.4%
Real Estate — 51.4%
Acadia Realty Trust REIT	33,519	$ 796,411
Agree Realty Corporation REIT	37,352	2,208,250
Alexandria Real Estate Equities, Inc. REIT	31,153	3,590,072
Americold Realty Trust REITΔ	45,314	1,157,320
Apartment Investment & Management Co. Class A REIT	27,310	1,198,363
AvalonBay Communities, Inc. REIT	13,440	2,339,232
Boston Properties, Inc. REIT	14,790	1,664,615
Camden Property Trust REIT	20,454	1,800,975
CareTrust REIT Inc.	46,055	850,175
Columbia Property Trust Inc REIT	44,887	868,564
CoreSite Realty Corporation REIT	6,580	573,973
Cousins Properties, Inc. REIT	110,370	871,923
Crown Castle International Corporation REIT	7,527	817,658
CubeSmart REIT	96,128	2,757,912
CyrusOne, Inc. REITΔ	41,778	2,209,221
Digital Realty Trust, Inc. REITΔ	14,068	1,498,945
Douglas Emmett, Inc. REIT	57,526	1,963,362
Duke Realty Corporation REIT	41,420	1,072,778
Empire State Realty Trust, Inc. Class A REIT	53,665	763,653
Equity LifeStyle Properties, Inc. REIT	28,305	2,749,265
Equity Residential REIT	101,367	6,691,236
Essential Properties Realty Trust, Inc. REIT	72,377	1,001,698
Essex Property Trust, Inc. REIT	9,863	2,418,506
Extra Space Storage, Inc. REIT	40,017	3,620,738
Four Corners Property Trust, Inc. REIT	29,923	783,983
HCP, Inc. REIT	169,320	4,729,108
Host Hotels & Resorts, Inc. REIT	177,015	2,950,840
Hudson Pacific Properties, Inc. REIT	33,621	977,026
Invitation Homes, Inc. REIT	66,626	1,337,850
Iron Mountain, Inc. REIT	11,891	385,387
JBG SMITH Properties REIT	28,546	993,686
Kilroy Realty Corporation REITΔ	30,216	1,899,982
Kimco Realty Corporation REIT	60,762	890,163
Liberty Property Trust REIT	34,537	1,446,410
Macerich Co. (The) REIT	18,680	808,470
Mid-America Apartment Communities, Inc. REIT	26,341	2,520,834
National Retail Properties, Inc. REIT	33,083	1,604,856
Omega Healthcare Investors, Inc. REITΔ	34,180	1,201,427
Paramount Group, Inc. REIT	55,821	701,112
Pebblebrook Hotel Trust REITΔ	21,134	598,304
Physicians Realty Trust REIT	117,141	1,877,770
Prologis, Inc. REIT	111,048	6,520,739
Public Storage REIT	6,280	1,271,135
Realty Income Corporation REITΔ	52,760	3,325,990
Regency Centers Corporation REIT	54,118	3,175,644
Retail Properties of America, Inc. Class A REIT	93,810	1,017,839
Rexford Industrial Realty, Inc. REIT	55,738	1,642,599
	Shares	Value
Ryman Hospitality Properties, Inc. REIT	26,807	$ 1,787,759
Simon Property Group, Inc. REIT	55,263	9,283,631
SITE Centers Corporation REIT	61,101	676,388
STORE Capital Corporation REIT	78,262	2,215,597
Sunstone Hotel Investors, Inc. REIT	101,305	1,317,978
Taubman Centers, Inc. REIT	7,513	341,766
Ventas, Inc. REIT	20,538	1,203,321
Welltower, Inc. REIT	83,660	5,806,841
		110,779,280
Total Common Stocks (Cost $114,249,111)		110,779,280
FOREIGN COMMON STOCKS — 46.0%
Australia — 4.7%
Dexus REIT	137,690	1,029,948
Goodman Group REIT	275,971	2,066,261
GPT Group (The) REIT	459,816	1,729,473
Ingenia Communities Group REIT	107,542	227,242
Mirvac Group REIT	849,100	1,339,662
Scentre Group REIT	1,052,287	2,890,596
Vicinity Centres REIT	412,348	755,137
		10,038,319
Austria — 0.2%
CA Immobilien Anlagen AG	12,912	408,608
Belgium — 0.4%
Cofinimmo SA REIT	2,000	248,628
VGP NV	1,894	128,901
Warehouses De Pauw CVA REIT	3,583	472,921
		850,450
Canada — 2.8%
Allied Properties Real Estate Investment Trust	22,717	737,487
Canadian Apartment Properties REIT	64,441	2,091,075
Dream Office Real Estate Investment Trust	54,495	889,755
First Capital Realty, Inc.	50,890	702,664
Granite Real Estate Investment Trust	17,390	677,792
SmartCentres Real Estate Investment Trust	38,172	862,030
		5,960,803
France — 0.8%
Gecina SA REIT	13,338	1,726,868
Germany — 4.5%
ADLER Real Estate AG	33,223	495,610
alstria office REIT-AG	39,661	555,283
Aroundtown SA	65,930	546,952
Deutsche Wohnen SE	62,908	2,874,945
TLG Immobilien AG	18,961	524,569
Vonovia SE	106,612	4,805,954
		9,803,313
Hong Kong — 7.4%
Champion REIT	575,161	393,699
CK Asset Holdings, Ltd.	570,835	4,177,108

See Notes to Financial Statements.

	Shares	Value
Lifestyle International Holdings, Ltd.	220,141	$ 333,424
Link REIT	423,574	4,289,562
New World Development Co., Ltd.	1,125,868	1,489,559
Sino Land Co., Ltd.	1,116,582	1,913,611
Sun Hung Kai Properties, Ltd.	130,090	1,854,038
Swire Properties, Ltd.	180,639	634,388
Wharf Real Estate Investment Co., Ltd.	85,160	509,514
Wheelock & Co., Ltd.	71,116	406,416
		16,001,319
Ireland — 0.7%
Cairn Homes PLC*	198,888	243,827
Green REIT PLC	337,926	528,499
Hibernia REIT PLC	288,514	416,182
Irish Residential Properties REIT PLC	199,776	309,006
		1,497,514
Japan — 11.4%
Daibiru Corporation	38,200	377,558
Frontier Real Estate Investment Corporation REIT	213	845,542
Global One Real Estate Investment Corporation REITΔ	1,799	1,964,034
GLP J-REIT	826	840,999
Japan Hotel REIT Investment Corporation	733	523,197
Japan Logistics Fund, Inc. REIT	492	999,574
Japan Real Estate Investment Corporation REIT	117	656,916
Kenedix Office Investment Corporation REIT	100	638,282
Kenedix Residential Next Investment Corporation REIT	505	769,942
Kenedix Retail REIT Corporation	196	444,355
MCUBS MidCity Investment Corporation REIT	755	596,269
Mitsubishi Estate Co., Ltd.	358,306	5,637,411
Mitsui Fudosan Co., Ltd.	152,244	3,381,630
Mori Hills Investment Corporation REIT	545	686,101
Mori Trust Sogo REIT, Inc.	312	454,288
Nippon Building Fund, Inc. REITΔ	140	881,556
Nippon Prologis REIT, Inc.	277	584,601
Orix JREIT, Inc.	390	648,573
Premier Investment Corporation REIT	1,752	1,994,908
Sekisui House REIT, Inc.	612	392,421
Sumitomo Realty & Development Co., Ltd.	14,979	548,360
Tokyo Tatemono Co., Ltd.	35,400	366,978
XYMAX REIT Investment CorporationΔ	406	407,463
		24,640,958
Netherlands — 2.1%
InterXion Holding NV*	14,918	807,959
Unibail-Rodamco-Westfield REIT	23,987	3,721,213
		4,529,172
	Shares	Value
Norway — 0.3%
Entra ASA 144A	29,830	$ 397,279
Selvaag Bolig ASA	44,501	208,342
		605,621
Singapore — 2.7%
CapitaLand Commercial Trust REIT	1,036,593	1,330,964
City Developments, Ltd.	96,705	576,136
Far East Hospitality Trust	456,318	202,555
Hongkong Land Holdings, Ltd.	264,600	1,666,980
Mapletree Commercial Trust REIT	183,346	221,960
Mapletree Logistics Trust REIT	1,421,100	1,313,758
UOL Group, Ltd.	107,300	487,316
		5,799,669
Spain — 1.1%
Inmobiliaria Colonial Socimi SA REIT	49,908	465,176
Lar Espana Real Estate Socimi SA REIT	44,635	380,997
Merlin Properties Socimi SA REIT	128,487	1,587,703
		2,433,876
Sweden — 1.6%
Castellum AB	66,232	1,223,878
Catena AB	11,156	278,392
Fabege AB	124,223	1,660,365
Samhallsbyggnadsbolaget i Norden ABΔ	214,876	258,831
		3,421,466
Switzerland — 0.6%
Swiss Prime Site AG*	16,928	1,371,188
United Kingdom — 4.7%
Assura PLC REIT	598,480	402,770
British Land Co. PLC (The) REIT	209,745	1,425,462
Capital & Counties Properties PLC	59,113	174,123
Derwent London PLC REIT	35,295	1,283,479
Grainger PLC	453,607	1,212,996
Great Portland Estates PLC REIT	61,043	512,816
Hammerson PLC REIT	39,265	164,855
Intu Properties PLC REIT	161,964	234,102
PRS REIT PLC (The)	401,970	483,659
Safestore Holdings PLC REIT	39,775	256,782
Segro PLC REIT	254,268	1,907,594
Shaftesbury PLC REIT	29,425	311,480
Tritax EuroBox PLC REIT 144A*	197,558	233,143
UNITE Group PLC (The) REIT	54,798	562,955
Urban & Civic PLC	140,000	467,523
Warehouse Reit PLC	102,497	123,588
Workspace Group PLC REIT	30,499	308,466
		10,065,793
Total Foreign Common Stocks (Cost $104,248,676)		99,154,937
See Notes to Financial Statements.

GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
MONEY MARKET FUNDS — 2.4%
GuideStone Money Market Fund, 2.22% (Institutional Class)Ø∞	4,154,193	$4,154,193
Northern Institutional Liquid Assets Portfolio (Shares), 2.45%Ø§	962,747	962,747
Total Money Market Funds (Cost $5,116,940)		5,116,940

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill
2.48%, 05/30/19Ω‡‡ (Cost $395,901)	$400,000	396,018
TOTAL INVESTMENTS — 100.0% (Cost $224,010,628)		215,447,175
Other Assets in Excess of Liabilities — 0.0%		27,180
NET ASSETS — 100.0%		$215,474,355
Futures Contracts outstanding at December 31, 2018:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P MidCap 400 Index E-Mini	03/2019	36	$5,983,920	$(205,915)

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$110,779,280	$110,779,280	$ —	$ —
Foreign Common Stocks:
Germany	9,803,313	495,610	9,307,703	—
Japan	24,640,958	407,463	24,233,495	—
Norway	605,621	—	605,621	—
Sweden	3,421,466	—	3,421,466	—
Switzerland	1,371,188	—	1,371,188	—
Other ^^	59,312,391	59,312,391	—	—
Total Foreign Common Stocks	99,154,937	60,215,464	38,939,473	—
Money Market Funds	5,116,940	5,116,940	—	—
U.S. Treasury Obligation	396,018	—	396,018	—
Total Assets - Investments in Securities	$215,447,175	$176,111,684	$39,335,491	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (205,915)	$ (205,915)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (205,915)	$ (205,915)	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

December 31, 2018
STATEMENTS OF ASSETS AND LIABILITIES
Global Real Estate Securities Fund
Assets
Investments in securities of unaffiliated issuers, at value	$211,292,982
Investments in securities of affiliated issuers, at value	4,154,193
Total investments, at value(1), (2)	215,447,175
Foreign currency(3)	260,329
Receivables:
Dividends and reclaims	1,183,956
Securities lending	1,983
From advisor	1,048
Investment securities sold	668,755
Fund shares sold	31,997
Variation margin on futures contracts	53,841
Prepaid expenses and other assets	9,782
Total Assets	217,658,866
Liabilities
Cash Overdraft	2,880
Collateral held for securities on loan, at value	962,747
Payables:
Investment securities purchased	650,927
Fund shares redeemed	276,643
Securities lending	297
Accrued expenses:
Investment advisory fees	129,404
Shareholder servicing fees	18,167
Other expenses	143,446
Total Liabilities	2,184,511
Net Assets	$215,474,355
Net Assets Consist of:
Paid-in-capital	$236,497,778
Distributable earnings (loss)	(21,023,423)
Net Assets	$215,474,355
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$133,341,265
Institutional shares outstanding	15,094,520
Net asset value, offering and redemption price per Institutional share	$ 8.83
Net assets applicable to the Investor Class	$ 82,133,090
Investor shares outstanding	9,263,773
Net asset value, offering and redemption price per Investor share	$ 8.87

(1)Investments in securities of unaffiliated issuers, at cost	$219,856,435
Investments in securities of affiliated issuers, at cost	4,154,193
Total investments, at cost	$224,010,628
(2)Includes securities loaned of:	$ 12,077,002
(3)Foreign currency, at cost	$ 259,358

See Notes to Financial Statements.

For the Year Ended December 31, 2018
STATEMENTS OF OPERATIONS
Global Real Estate Securities Fund
Investment Income
Dividends	$ 7,389,150
Income distributions received from affiliated funds	63,690
Interest	10,079
Securities lending, net	37,801
Less foreign taxes withheld	(439,754)
Total Investment Income	7,060,966
Expenses
Investment advisory fees	1,553,314
Transfer agent fees:
Institutional shares	4,219
Investor shares	16,339
Custodian fees	215,515
Shareholder servicing fees:
Investor shares	221,280
Accounting and administration fees	45,832
Professional fees	77,369
Blue sky fees:
Institutional shares	20,454
Investor shares	12,083
Shareholder reporting fees:
Institutional shares	1,516
Investor shares	16,812
Trustees expenses	2,596
Line of credit facility fees and interest expense	1,614
Other expenses	30,443
Total Expenses	2,219,386
Expenses waived/reimbursed net of amount recaptured(1)	(10,443)
Fees paid indirectly	(17,236)
Net Expenses	2,191,707
Net Investment Income	4,869,259
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	2,784,925
Futures transactions	(645,882)
Forward foreign currency contracts	(1,550)
Foreign currency	(20,598)
Net realized gain	2,116,895
Net change in unrealized appreciation (depreciation) on:
Investment securities	(17,445,202)
Futures	(218,180)
Foreign currency	(7,417)
Net change in unrealized appreciation (depreciation)	(17,670,799)
Net Realized and Unrealized Loss	(15,553,904)
Net Decrease in Net Assets Resulting from Operations	$(10,684,645)

(1)	See Note 3a and 3c in Notes to Financial Statements.
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Global Real Estate Securities Fund
	For the Year Ended
	12/31/18	12/31/17

Operations:
Net investment income	$ 4,869,259	$ 6,351,304
Net realized gain on investment securities, foreign currency and derivatives	2,116,895	2,564,978
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(17,670,799)	15,134,539
Net increase (decrease) in net assets resulting from operations	(10,684,645)	24,050,821
Distributions to Shareholders:
Institutional shares	(6,105,053)	(5,479,616)
Investor shares	(3,599,717)	(3,733,615)
Total distributions	(9,704,770)	(9,213,231)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	12,654,254	17,453,826
Investor shares	9,990,178	12,089,951
Reinvestment of dividends and distributions
Institutional shares	6,034,893	5,416,923
Investor shares	3,571,808	3,718,882
Total proceeds from shares sold and reinvested	32,251,133	38,679,582
Value of shares redeemed
Institutional shares	(6,697,484)	(21,355,788)
Investor shares	(21,086,951)	(25,148,188)
Total value of shares redeemed	(27,784,435)	(46,503,976)
Net increase (decrease) from capital share transactions(1)	4,466,698	(7,824,394)
Total increase (decrease) in net assets	(15,922,717)	7,013,196
Net Assets:
Beginning of Year	231,397,072	224,383,876
End of Year	$215,474,355	$231,397,072

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated									Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
Global Real Estate Securities Fund
Institutional Class
2018	$ 9.69	$0.21	$(0.65)	$(0.42)	$ —	$ 8.83	(4.70)%	$133,341	0.86%(3)	0.87%	2.26%	128%
2017	9.10	0.27	0.73	(0.41)	—	9.69	11.05	133,656	0.87 (3)	0.88	2.86	138
2016	9.46	0.20	0.18 (4)	(0.50)	(0.24)	9.10	4.07	123,574	0.88 (3)	0.90	2.07	130
2015(5)	10.50	0.12	(0.33)	(0.27)	(0.56)	9.46	(1.89)	159,196	0.93 (3)	0.94	1.83	137
Investor Class
2018	$ 9.72	$0.19	$(0.65)	$(0.39)	$ —	$ 8.87	(4.86)%	$ 82,133	1.14%(3)	1.15%	1.97%	128%
2017	9.13	0.24	0.73	(0.38)	—	9.72	10.72	97,741	1.12 (3)	1.13	2.56	138
2016	9.49	0.16	0.19 (4)	(0.47)	(0.24)	9.13	3.78	100,810	1.14 (3)	1.19	1.68	130
2015	10.26	0.16	(0.13)	(0.24)	(0.56)	9.49	0.34	99,357	1.12 (3)	1.17	1.50	137
2014	9.36	0.23	1.28	(0.25)	(0.36)	10.26	16.13	269,883	1.15	1.15	2.23	129

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	The ratio for the Global Real Estate Securities Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2015, 2016, 2017 and 2018.
(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(5)	Inception date was May 1, 2015. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
See Notes to Financial Statements.

Strategic Alternatives Fund (Unaudited)
The Fund combines multiple strategies that in aggregate seek to provide absolute returns with both lower volatility than and low correlation with traditional equity and fixed-income markets. The Investor Class of the Fund underperformed its benchmark, the ICE BofAML U.S. 3-Month Treasury Bill Index (-0.17% versus 1.87%).
The Fund allocated its assets between five principal investment strategies – short duration high yield, long-short equity, options equity, currency trading and global macro. (The global macro strategy was launched in the portfolio during May 2018.) For the calendar year 2018, the short duration high yield, currency trading and long-short equity strategies contributed to absolute returns while the option equity and global macro strategies detracted.
The dedicated currency trading strategy outperformed the Fund’s benchmark. Short exposure to the euro and long exposure to the Japanese yen were the best performing positions. The euro depreciated relative to the U.S. dollar, driven in part by expectations of the European Central Bank’s intentions to begin policy normalization in 2019. The Japanese yen appreciated in the second half of the year primarily due to its status as a safe-haven currency, as global asset prices came under pressure.
The options equity strategy experienced negative returns for the year, as losses from options expiring in the money more than offset the option premiums gained. The strategy systematically sold out of the money, fully-covered and exchange listed put options earning premium throughout 2018. However, performance was negatively impacted by several equity drawdowns (specifically those that occurred in February, October and December) that coincided with volatility spikes leading to Fund losses.
The short duration high yield strategy delivered positive absolute performance, but underperformed the Fund’s benchmark. The primary negative drivers of relative underperformance were the widening of credit spreads and rising interest rates that occurred on the front end of the U.S. Treasury yield curve, where the strategy focuses its investments
The long–short equity strategy was able to deliver positive absolute performance for the year but underperformed the Fund’s benchmark. Within the long-short equity strategy, event-driven positions contributed positively over the year. A number of mergers and acquisitions deals were completed, which helped deliver positive, uncorrelated returns despite increased volatility in the equity markets. However, the remaining positions of the long-short equity strategy generated negative performance for the year. Volatility drove most stocks lower, especially in December, where no equity sector fared well.
The global macro strategy underperformed the Fund’s benchmark. Sovereign emerging market debt exposure was additive to the Fund’s relative performance, with gains primarily coming from long exposure to Brazil and short exposure to Poland local market interest rates. However, these gains were more than offset by losses from active currency positioning. Specifically, a long position in the Argentine peso as the largest single detractor to relative performance.
Some of the underlying strategies may utilize derivative instruments within the Fund. During 2018, the Fund sold equity options to collect the option premium. Equity options and equity futures were also used to hedge equity exposure and to provide synthetic beta exposure to the Fund. Overall, the use of both equity options and equity futures detracted from the Fund’s absolute performance. In addition, currency forwards and currency options were used to take advantage of dislocations in the currency markets and contributed negatively to absolute performance. Currency swaps were used and were additive to the Fund’s absolute performance. Treasury futures and interest rate swaps were used for hedging and to express interest rate views. Treasury futures detracted from the Fund’s absolute performance while interest rate swaps were additive. Mortgage-backed securities derivatives were utilized to implement views on prepayment speeds and contributed positively to the Fund’s absolute performance.
This Fund may be suitable for investors who have a short- to medium-term investment horizon, can accept short-term fluctuations in account value and would like to diversify their portfolio with an alternatives investment option. The alternative investment strategies that the Fund pursues are complex and may involve greater risk than traditional investments (stocks, bonds and cash). The performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed-income markets, or both, or that they may not otherwise perform in accordance with expectations. Alternative investments can be highly volatile, are often less liquid, particularly in periods of stress, are generally more complex and less transparent, and may have more complicated tax profiles than traditional investments. In addition, the performance of alternative investments may be more dependent on a sub-adviser’s experience and skill than traditional investments. The use of alternative investments may not achieve the desired effect. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Derivatives involve different risks from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leverage so small changes in value of the underlying instruments may produce disproportionate losses to the Fund. Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund. The use of leverage may magnify the Fund’s gains or losses, and leverage also creates interest expense that may lower the Fund’s overall returns. The Fund's currency investment strategy may be impacted by currency exchange rates, which can fluctuate significantly over short or extended periods of time. These changes may be caused by governmental or political factors that affect the value of what the Fund owns and its share price. The Fund may experience high portfolio turnover, which may result in higher costs and capital gains. The Fund is a recently formed mutual fund and has a limited history of operations. There can be no assurances that its objective will be met and you can lose money by investing in the Fund.

Strategic Alternatives Fund (Unaudited)
At December 31, 2018, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Treasury Obligations	28.5
Corporate Bonds	21.1
Money Market Funds	19.8
Agency Obligations	5.2
Information Technology	4.0
Communication Services	3.2
Foreign Bonds	1.8
Health Care	1.7
Industrials	1.7
Materials	1.5
Loan Agreements	1.5
Financials	1.4
Consumer Staples	1.1
Consumer Discretionary	1.0
Mortgage-Backed Securities	0.6
Utilities	0.5
Energy	0.4
Real Estate	0.1
Purchased Options	0.1
Written Options	(0.2)
Mutual Funds Sold Short	(0.6)
Foreign Common Stocks Sold Short	(1.6)
Common Stocks Sold Short	(2.3)
90.5

Strategic Alternatives Fund (Unaudited)
Average Annual Total Returns as of 12/31/18
	Institutional Class*	Investor Class*	Benchmark**
One Year	0.15%	(0.17)%	1.87%
Five Year	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A
Since Inception	1.03%	0.75%	1.61%
Inception Date	06/30/17	06/30/17
Total Fund Operating Expenses (May 1, 2018 Prospectus)(1)	1.12%	1.45%
(1)Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the Investor Class of the Fund since June 30, 2017 (commencement of operations), with all dividends and capital gains reinvested, with the ICE BofAML U.S. 3 Month Treasury Bill Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
December 31, 2018
	Par	Value
AGENCY OBLIGATIONS — 5.2%
Federal Farm Credit Bank
1.00%, 01/07/19	$ 1,000,000	$ 999,829
Federal Home Loan Bank
1.38%, 05/28/19	8,000,000	7,961,312
Federal National Mortgage Association
1.00%, 02/26/19	11,354,000	11,328,874
Total Agency Obligations (Cost $20,293,571)		20,290,015
CORPORATE BONDS — 21.1%
AES Corporation
4.88%, 05/15/23	1,000,000	980,000
Aircastle, Ltd.
6.25%, 12/01/19	700,000	716,831
Ally Financial, Inc.
3.75%, 11/18/19	2,250,000	2,247,187
AMC Networks, Inc.
4.75%, 12/15/22	500,000	490,000
Amgen, Inc.
4.10%, 06/15/21	1,000,000	1,020,224
APX Group, Inc.
7.88%, 12/01/22	2,400,000	2,280,000
Berry Global, Inc.
5.50%, 05/15/22	542,000	541,323
CalAtlantic Group, Inc.
6.63%, 05/01/20	1,250,000	1,289,062
Calpine Corporation
6.00%, 01/15/22 144A	2,900,000	2,889,125
CCO Holdings LLC
5.25%, 03/15/21	750,000	750,938
5.25%, 09/30/22	1,750,000	1,737,969
Choice Hotels International, Inc.
5.75%, 07/01/22	395,000	404,381
Clean Harbors, Inc.
5.13%, 06/01/21	700,000	700,000
CNH Industrial Capital LLC
4.38%, 04/05/22	1,750,000	1,761,900
CyrusOne LP/CyrusOne Finance Corporation REIT
5.00%, 03/15/24	250,000	245,625
DaVita, Inc.
5.75%, 08/15/22	1,500,000	1,496,250
DISH DBS Corporation
7.88%, 09/01/19	500,000	511,400
5.13%, 05/01/20	2,500,000	2,475,000
Dollar Tree, Inc.
3.70%, 05/15/23	500,000	492,060
Equinix, Inc. REIT
5.38%, 01/01/22	1,000,000	1,010,000
5.38%, 04/01/23	3,000,000	2,996,250
Ford Motor Credit Co. LLC
2.68%, 01/09/20	1,735,000	1,706,680
Fresenius Medical Care US Finance II, Inc.
5.63%, 07/31/19 144A	1,072,000	1,084,226
	Par	Value
Fresenius US Finance II, Inc.
4.50%, 01/15/23 144A	$1,000,000	$1,011,348
GameStop Corporation
6.75%, 03/15/21 144A	500,000	500,000
Goodyear Tire & Rubber Co. (The)
5.13%, 11/15/23	1,450,000	1,426,437
Group 1 Automotive, Inc.
5.00%, 06/01/22	1,000,000	951,250
5.25%, 12/15/23 144A	500,000	466,250
Herc Rentals, Inc.
7.50%, 06/01/22 144A	218,000	227,265
7.75%, 06/01/24 144A	500,000	523,750
Hughes Satellite Systems Corporation
7.63%, 06/15/21	1,000,000	1,040,000
International Lease Finance Corporation
6.25%, 05/15/19	1,000,000	1,008,938
Iron Mountain, Inc. REIT
6.00%, 08/15/23	2,000,000	2,030,000
John Deere Capital Corporation
2.15%, 09/08/22	1,250,000	1,198,636
(Floating, ICE LIBOR USD 3M + 0.48%), 3.25%, 09/08/22†	250,000	248,125
KGA Escrow LLC
7.50%, 08/15/23 144A	500,000	494,375
Kinder Morgan, Inc.
3.15%, 01/15/23	2,000,000	1,945,294
Lamar Media Corporation
5.00%, 05/01/23	1,000,000	1,000,000
Laredo Petroleum, Inc.
5.63%, 01/15/22	1,250,000	1,128,125
Lennar Corporation
4.75%, 04/01/21	1,000,000	993,750
Michaels Stores, Inc.
5.88%, 12/15/20 144A	1,000,000	998,750
Murphy Oil USA, Inc.
6.00%, 08/15/23	890,000	897,788
NCR Corporation
5.88%, 12/15/21	250,000	244,688
Newmark Group, Inc.
6.13%, 11/15/23 144A	500,000	492,852
NGPL PipeCo LLC
4.38%, 08/15/22 144A	1,029,000	1,005,848
Nielsen Co. Luxembourg S.a.r.l. (The)
5.50%, 10/01/21 144A	2,505,000	2,486,212
Nuance Communications, Inc.
5.38%, 08/15/20 144A	998,000	997,376
Outfront Media Capital LLC
5.25%, 02/15/22	500,000	499,375
Owens-Brockway Glass Container, Inc.
5.00%, 01/15/22 144A	1,000,000	993,750
Party City Holdings, Inc.
6.13%, 08/15/23 144A	3,000,000	2,955,000
Penske Automotive Group, Inc.
5.75%, 10/01/22	2,250,000	2,255,625
Penske Truck Leasing Co. LP
2.70%, 03/14/23 144A	750,000	716,253

See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Prime Security Services Borrower LLC
9.25%, 05/15/23 144A	$1,250,000	$ 1,292,187
PulteGroup, Inc.
4.25%, 03/01/21	1,000,000	995,000
Realogy Group LLC
5.25%, 12/01/21 144A	3,675,000	3,495,844
Reynolds Group Issuer, Inc.
5.75%, 10/15/20	484,554	483,948
6.88%, 02/15/21	1,386,149	1,387,882
Sabine Pass Liquefaction LLC
5.63%, 02/01/21	1,000,000	1,030,773
SBA Communications Corporation REIT
4.88%, 07/15/22	1,500,000	1,477,500
Sinclair Television Group, Inc.
6.13%, 10/01/22	775,000	782,750
Spectrum Brands Holdings, Inc.
7.75%, 01/15/22	1,250,000	1,268,750
Sprint Capital Corporation
6.90%, 05/01/19	1,000,000	1,008,750
Starwood Property Trust, Inc. REIT
3.63%, 02/01/21	1,250,000	1,206,250
Sunoco LP
4.88%, 01/15/23	1,000,000	977,500
Taylor Morrison Communities, Inc.
5.25%, 04/15/21 144A	1,500,000	1,490,625
T-Mobile USA, Inc.
6.50%, 01/15/24	2,500,000	2,562,500
United Rentals North America, Inc.
4.63%, 07/15/23	250,000	246,250
Univision Communications, Inc.
6.75%, 09/15/22 144A	400,000	400,000
5.13%, 05/15/23 144A	1,000,000	900,000
Total Corporate Bonds (Cost $84,262,979)		81,570,000
FOREIGN BONDS — 1.8%
Argentina — 0.0%
Bonos De La Nacion Argentina En Moneda Dua
4.50%, 06/21/19	150,000	149,263
Canada — 0.8%
1011778 BC ULC
4.63%, 01/15/22 144A	750,000	727,500
Brookfield Residential Properties, Inc.
6.50%, 12/15/20 144A	1,969,000	1,971,461
Quebecor Media, Inc.
5.75%, 01/15/23	250,000	252,500
		2,951,461
China — 0.2%
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	1,000,000	971,250
Ireland — 0.4%
Fly Leasing, Ltd.
6.38%, 10/15/21	1,500,000	1,500,000
	Par	Value
South Africa — 0.4%
Republic of South Africa Government Bond
10.50%, 12/21/26(S)	$13,390,000	$1,013,336
8.50%, 01/31/37(S)	7,170,000	443,552
		1,456,888
Total Foreign Bonds (Cost $7,264,935)		7,028,862
LOAN AGREEMENTS — 1.5%
APX Group, Inc. Initial Loan
(Floating, ICE LIBOR USD 2M + 5.00%), 7.50%, 04/01/24†	996,296	970,970
(Floating, Prime Rate U.S. 3M + 4.00%, 1.00% Floor), 9.50%, 04/01/24†	1,204	1,173
Asurion LLC Replacement B-2 Term Loan
0.00%, 08/04/25† Σ	1,000,000	991,880
(Floating, ICE LIBOR USD 1M + 6.50%), 9.02%, 08/04/25†	2,000,000	1,983,760
PetSmart, Inc. Tranche B-2 Loan
(Floating, ICE LIBOR USD 1M + 3.00%, 1.00% Floor), 5.38%, 03/11/22†	984,694	781,424
Reynolds Group Holdings, Inc. Incremental U.S. Term Loan
0.00%, 02/05/23† Σ	997,455	953,637
Total Loan Agreements (Cost $5,905,178)		5,682,844
MORTGAGE-BACKED SECURITIES — 0.6%
Federal Home Loan Mortgage Corporation REMIC, Series 4248
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 3.54%, 09/15/43† IO	690,047	104,043
Federal Home Loan Mortgage Corporation REMIC, Series 4286
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 3.54%, 12/15/43† IO	413,173	64,117
Federal Home Loan Mortgage Corporation REMIC, Series 4320
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 3.64%, 07/15/39† IO	1,946,593	271,342
Federal Home Loan Mortgage Corporation REMIC, Series 4583
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 3.54%, 05/15/46† IO	1,733,912	342,426
Federal National Mortgage Association REMIC, Series 2012-115
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 3.59%, 10/25/42† IO	778,197	137,028
Federal National Mortgage Association REMIC, Series 2013-121
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 3.59%, 12/25/43† IO	4,009,286	555,457

See Notes to Financial Statements.

	Par	Value
Federal National Mortgage Association REMIC, Series 2016-69
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 3.59%, 10/25/46† IO	$ 910,636	$ 114,911
Government National Mortgage Association, Series 2010-85
(Floating, 5.94% - ICE LIBOR USD 1M, 5.94% Cap), 3.47%, 07/20/40† IO	290,118	33,397
Government National Mortgage Association, Series 2015-110
(Floating, 5.70% - ICE LIBOR USD 1M, 5.70% Cap), 3.23%, 08/20/45† IO	408,862	50,009
(Floating, 5.71% - ICE LIBOR USD 1M, 5.71% Cap), 3.24%, 08/20/45† IO	2,052,971	247,415
Government National Mortgage Association, Series 2015-126
4.00%, 09/20/45 IO	2,696,680	462,634
Government National Mortgage Association, Series 2015-57
(Floating, 5.60% - ICE LIBOR USD 1M, 5.60% Cap), 3.13%, 04/20/45† IO	676,371	79,953
Total Mortgage-Backed Securities (Cost $2,355,743)		2,462,732

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 0.1%
Put Options — 0.1%
Mini S&P 500®, Strike Price $2,525.00, Expires 02/15/19 (MSCS)	13	$1,628,412	57,525
S&P 500®, Strike Price $2,655.00, Expires 03/15/19 (JPM)	26	6,517,810	466,570
Total Purchased Options (Premiums paid $272,429)			524,095

	Par
U.S. TREASURY OBLIGATIONS — 28.5%
U.S. Treasury Bills
1.82%, 01/03/19Ω	$14,450,000	14,449,104
2.23%, 01/10/19Ω	7,000,000	6,996,500
2.27%, 01/17/19Ω	11,000,000	10,989,550
2.29%, 01/24/19Ω	2,000,000	1,997,216
2.33%, 02/14/19Ω	5,000,000	4,985,725
2.36%, 02/19/19Ω	7,000,000	6,977,890
2.37%, 03/07/19Ω	750,000	746,832
2.36%, 07/18/19Ω	15,474,000	15,264,954
		62,407,771
U.S. Treasury Notes
0.75%, 02/15/19	16,900,000	16,867,417
1.25%, 04/30/19	16,200,000	16,136,399
	Par	Value
1.00%, 10/15/19	$15,200,000	$ 15,009,407
		48,013,223
Total U.S. Treasury Obligations (Cost $110,434,651)		110,420,994

	Shares
COMMON STOCKS — 14.4%
Communication Services — 3.2%
Alphabet, Inc. Class A‡‡ *	1,540	1,609,238
Altice USA, Inc. Class A	37,807	624,572
CBS Corporation Class B (Non-Voting Shares)‡‡	25,873	1,131,168
Pandora Media, Inc.*	29,482	238,509
Take-Two Interactive Software, Inc.*	4,996	514,288
T-Mobile US, Inc.*	15,914	1,012,290
Tribune Media Co. Class A	47,345	2,148,516
Twenty-First Century Fox, Inc. Class A‡‡	95,901	4,614,756
Walt Disney Co. (The)	5,849	641,343
		12,534,680
Consumer Discretionary — 1.0%
Amazon.com, Inc.*	379	569,247
Darden Restaurants, Inc.	5,143	513,580
Home Depot, Inc. (The)‡‡	4,958	851,883
Nutrisystem, Inc.	37,235	1,633,872
Tiffany & Co.	5,744	462,449
		4,031,031
Consumer Staples — 1.1%
Colgate-Palmolive Co.	16,841	1,002,376
Conagra Brands, Inc.	24,975	533,466
Mondelez International, Inc. Class A	20,069	803,362
PepsiCo, Inc.‡‡	7,752	856,441
Walmart, Inc.‡‡	9,949	926,750
		4,122,395
Energy — 0.3%
Marathon Petroleum Corporation	18,499	1,091,626
Financials — 1.4%
Aspen Insurance Holdings, Ltd.	47,316	1,986,799
Bank of America Corporation	21,043	518,500
Beneficial Bancorp, Inc.	14,534	207,691
CM Seven Star Acquisition Corporation*	39,791	401,889
Constellation Alpha Capital Corporation*	15,947	162,978
Morgan Stanley	19,562	775,633
Navigators Group, Inc. (The)	5,245	364,475
State Bank Financial Corporation	48,294	1,042,667
		5,460,632
Health Care — 1.2%
athenahealth, Inc.‡‡ *	14,826	1,955,994
Civitas Solutions, Inc.*	23,747	415,810
CVS Health Corporation	9,483	621,326
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Danaher Corporation	7,891	$ 813,720
Pacific Biosciences of California, Inc.*	48,309	357,487
TESARO, Inc.*	5,069	376,373
		4,540,710
Industrials — 1.7%
American Airlines Group, Inc.	16,519	530,425
Boeing Co. (The)	2,421	780,772
CSX Corporation	7,325	455,102
Dun & Bradstreet Corporation (The)‡‡	19,412	2,770,869
Honeywell International, Inc.‡‡	7,406	978,481
Resideo Technologies, Inc.*	11,842	243,353
Union Pacific Corporation	1,781	246,188
Xylem, Inc.	5,636	376,034
		6,381,224
Information Technology — 2.8%
Apple, Inc.‡‡	6,582	1,038,245
Apptio, Inc. Class A*	16,905	641,714
Broadcom, Inc.‡‡ ‡	4,355	1,107,389
Cloudera, Inc.*	24,510	271,081
Integrated Device Technology, Inc.*	22,568	1,092,968
Microsoft Corporation‡‡	18,208	1,849,387
PayPal Holdings, Inc.*	8,627	725,444
Red Hat, Inc.‡‡ *	15,794	2,774,058
SendGrid, Inc.*	23,983	1,035,346
TiVo Corporation	15,894	149,563
		10,685,195
Materials — 1.1%
Alcoa Corporation*	19,010	505,286
Bemis Co., Inc.‡‡	52,940	2,429,946
DowDuPont, Inc.	17,467	934,135
Louisiana-Pacific Corporation	22,837	507,438
		4,376,805
Real Estate — 0.1%
InfraREIT, Inc.	25,260	530,965
Utilities — 0.5%
Vectren Corporation‡‡	26,206	1,886,308
Total Common Stocks (Cost $57,854,860)		55,641,571
FOREIGN COMMON STOCKS — 2.2%
Canada — 0.2%
MEG Energy Corporation*	81,250	458,861
Nevsun Resources, Ltd.*	119,162	522,840
		981,701
Israel — 0.3%
Orbotech, Ltd.*	19,804	1,119,718
Jersey — 0.8%
Randgold Resources, Ltd. ADR†††	12,734	1,055,521
Shire PLC ADR‡‡	10,727	1,866,927
		2,922,448
Netherlands — 0.1%
NXP Semiconductor NV‡‡	7,530	551,799
	Shares	Value
United Kingdom — 0.8%
ARRIS International PLC*	95,711	$ 2,925,885
Total Foreign Common Stocks (Cost $8,935,388)		8,501,551
MONEY MARKET FUNDS — 19.8%
GuideStone Money Market Fund, 2.22% (Institutional Class)Ø ∞	10,993,578	10,993,578
Northern Institutional U.S. Government Portfolio (Shares), 2.21%Ø	65,439,069	65,439,069
Total Money Market Funds (Cost $76,432,647)		76,432,647
TOTAL INVESTMENTS — 95.2% (Cost $374,012,381)		368,555,311
COMMON STOCKS SOLD SHORT — (2.3)%
Communication Services — (0.7)%
AT&T, Inc.	(37,590)	(1,072,819)
Netflix, Inc. *	(746)	(199,674)
Sirius XM Holdings, Inc.	(43,600)	(248,956)
Walt Disney Co. (The)	(9,725)	(1,066,346)
		(2,587,795)
Consumer Discretionary — (0.2)%
Gap, Inc. (The)	(10,609)	(273,288)
Starbucks Corporation	(10,013)	(644,837)
		(918,125)
Financials — (0.3)%
Cadence BanCorp	(56,050)	(940,519)
WSFS Financial Corporation	(4,379)	(166,008)
		(1,106,527)
Health Care — (0.0)%
Tivity Health, Inc. *	(7,972)	(197,785)
Industrials — (0.6)%
3M Co.	(2,217)	(422,427)
Cummins, Inc.	(3,331)	(445,155)
Illinois ToolWorks, Inc.	(3,830)	(485,223)
Rockwell Automation, Inc.	(2,144)	(322,629)
Stanley Black & Decker, Inc.	(1,682)	(201,403)
United Parcel Service, Inc. Class B	(4,266)	(416,063)
		(2,292,900)
Information Technology — (0.4)%
KLA-Tencor Corporation	(4,950)	(442,976)
Twilio, Inc. Class A *	(11,630)	(1,038,559)
		(1,481,535)
Materials — (0.1)%
Nucor Corporation	(5,525)	(286,250)
Total Common Stocks Sold Short (Proceeds $(10,104,555))		(8,870,917)
FOREIGN COMMON STOCKS SOLD SHORT — (1.6)%
Australia — (0.6)%
Amcor, Ltd.	(251,846)	(2,350,388)
Canada — (0.6)%
Barrick Gold Corporation	(78,034)	(1,056,580)

See Notes to Financial Statements.

	Shares	Value
Enbridge, Inc.	(27,497)	$ (854,607)
Husky Energy, Inc.	(27,880)	(288,153)
		(2,199,340)
Ireland — (0.1)%
Johnson Controls International PLC	(11,072)	(328,285)
Japan — (0.3)%
Takeda Pharmaceutical Co., Ltd.	(36,733)	(1,241,693)
Total Foreign Common Stocks Sold Short (Proceeds $(6,828,554))		(6,119,706)
MUTUAL FUNDS SOLD SHORT — (0.6)%
Consumer Staples Select SPDR Fund (Proceeds $(2,679,780))	(48,503)	(2,462,982)

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.2)%
Call Options — (0.0)%
Broadcom, Inc., Strike Price $240.00, Expires 01/18/19 (Jefferies)	(23)	$ (584,844)	(41,860)
Broadcom, Inc., Strike Price $250.00, Expires 01/18/19 (JPM)	(20)	(508,560)	(22,300)
Endocyte, Inc., Strike Price $24.00, Expires 04/18/19 (Cowen)	(226)	(542,174)	(1,130)
S&P 500®, Strike Price $2,655.00, Expires 03/15/19 (JPM)	(26)	(6,517,810)	(79,170)
			(144,460)
Put Options — (0.2)%
S&P 500®, Strike Price $2,210.00, Expires 01/22/19 (MSCS)	(28)	(7,019,180)	(13,300)
S&P 500®, Strike Price $2,230.00, Expires 01/23/19 (MSCS)	(29)	(7,269,865)	(17,545)
	Number of Contracts	Notional Amount	Value
S&P 500®, Strike Price $2,280.00, Expires 01/18/19 (MSCS)	(26)	$(6,517,810)	$ (19,240)
S&P 500®, Strike Price $2,325.00, Expires 01/25/19 (MSCS)	(29)	(7,269,865)	(43,355)
S&P 500®, Strike Price $2,360.00, Expires 01/28/19 (MSCS)	(26)	(6,517,810)	(53,430)
S&P 500®, Strike Price $2,390.00, Expires 01/16/19 (MSCS)	(27)	(6,768,495)	(46,845)
S&P 500®, Strike Price $2,470.00, Expires 01/14/19 (MSCS)	(25)	(6,267,125)	(81,125)
S&P 500®, Strike Price $2,480.00, Expires 01/11/19 (MSCS)	(25)	(6,267,125)	(82,625)
S&P 500®, Strike Price $2,495.00, Expires 01/07/19 (MSCS)	(24)	(6,016,440)	(66,360)
S&P 500®, Strike Price $2,500.00, Expires 01/09/19 (MSCS)	(26)	(6,517,810)	(93,730)
S&P 500®, Strike Price $2,515.00, Expires 01/04/19 (MSCS)	(25)	(6,267,125)	(81,625)
S&P 500®, Strike Price $2,580.00, Expires 01/02/19 (MSCS)	(25)	(6,267,125)	(188,875)
			(788,055)
Total Written Options (Premiums received $ (1,031,498))			(932,515)
Other Assets in Excess of Liabilities — 9.5%			36,887,188
NET ASSETS — 100.0%			$387,056,379
Futures Contracts outstanding at December 31, 2018:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Euro-Bobl	03/2019	41	$ 6,225,227	$18,042
Euro-BTP	03/2019	(7)	(1,025,148)	(27,283)
Euro-Bund	03/2019	15	2,810,639	3,615
Euro-OAT	03/2019	(12)	(2,073,349)	5,225
10-Year U.S. Treasury Note	03/2019	(1)	(122,016)	(299)
Ultra 10-Year U.S. Treasury Note	03/2019	(10)	(1,300,781)	(41,297)
U.S. Treasury Long Bond	03/2019	(22)	(3,212,000)	(60,245)
2-Year U.S. Treasury Note	03/2019	20	4,246,250	29,529
5-Year U.S. Treasury Note	03/2019	(316)	(36,241,250)	(421,083)
Ultra Long U.S. Treasury Bond	03/2019	21	3,373,781	74,171
3-Month Euro Euribor	12/2019	(118)	(33,884,126)	$ (18,437)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Total Futures Contracts outstanding at December 31, 2018			$(61,202,773)	$(438,062)
Forward Foreign Currency Contracts outstanding at December 31, 2018:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/17/19	New Zealand Dollars	54,567,205	U.S. Dollars	35,257,667	GSC	$1,379,593
01/17/19	U.S. Dollars	20,414,415	Canadian Dollars	26,457,356	SS	1,025,398
01/17/19	Swedish Kronor	418,080,854	U.S. Dollars	46,432,954	SS	808,102
01/17/19	Japanese Yen	2,910,434,029	U.S. Dollars	25,858,357	GSC	732,592
01/17/19	U.S. Dollars	20,398,664	British Pounds	15,503,099	GSC	620,666
01/17/19	U.S. Dollars	11,194,901	Canadian Dollars	14,489,672	JPM	576,285
01/17/19	U.S. Dollars	13,261,010	Canadian Dollars	17,325,890	CITI	563,900
01/17/19	U.S. Dollars	10,196,170	Norwegian Kroner	83,586,921	SS	520,967
01/17/19	U.S. Dollars	15,427,566	Norwegian Kroner	128,860,824	CITI	511,898
01/17/19	Japanese Yen	2,162,408,176	U.S. Dollars	19,302,874	CITI	453,794
01/17/19	U.S. Dollars	7,496,169	Norwegian Kroner	61,742,192	JPM	349,497
01/17/19	U.S. Dollars	6,593,944	Norwegian Kroner	54,009,083	SC	342,381
01/17/19	U.S. Dollars	32,804,468	Euro	28,313,275	SS	315,436
01/17/19	U.S. Dollars	33,688,492	Euro	29,094,910	GSC	302,547
01/17/19	U.S. Dollars	7,895,691	British Pounds	5,975,156	SS	272,917
01/17/19	U.S. Dollars	6,785,243	Canadian Dollars	8,886,527	GSC	272,838
01/17/19	U.S. Dollars	19,204,064	Australian Dollars	26,900,999	CITI	249,332
01/17/19	U.S. Dollars	7,115,910	British Pounds	5,382,673	SC	248,993
01/17/19	Japanese Yen	985,494,860	U.S. Dollars	8,779,894	SC	224,001
01/17/19	Japanese Yen	1,266,119,259	U.S. Dollars	11,360,777	SS	207,019
01/17/19	U.S. Dollars	9,348,573	British Pounds	7,165,888	CITI	206,728
01/17/19	U.S. Dollars	7,033,623	Norwegian Kroner	59,297,405	GSC	169,938
01/17/19	Swiss Francs	21,285,777	U.S. Dollars	21,524,183	GSC	167,474
01/17/19	U.S. Dollars	3,701,294	Canadian Dollars	4,838,352	RBC	155,554
01/17/19	U.S. Dollars	2,487,076	Canadian Dollars	3,214,519	SC	131,347
01/17/19	U.S. Dollars	4,108,000	Australian Dollars	5,646,151	GSC	129,662
01/17/19	U.S. Dollars	2,063,977	Norwegian Kroner	16,756,302	RBC	124,432
01/17/19	Swedish Kronor	58,956,061	U.S. Dollars	6,547,287	SC	114,455
01/17/19	Swedish Kronor	50,950,438	U.S. Dollars	5,643,015	GSC	114,130
01/17/19	Swedish Kronor	66,821,082	U.S. Dollars	7,443,479	RBC	106,971
01/17/19	U.S. Dollars	17,065,538	Australian Dollars	24,078,190	JPM	99,787
01/17/19	Euro	15,138,520	U.S. Dollars	17,276,193	GSC	95,017
03/20/19	U.S. Dollars	2,908,866	Canadian Dollars	3,861,937	MSCS	74,800
01/17/19	Swiss Francs	9,694,513	U.S. Dollars	9,804,810	CITI	74,560
01/17/19	Turkish Lira	6,463,766	U.S. Dollars	1,135,482	GSC	73,388
01/07/19	U.S. Dollars	3,324,000	Chinese Offshore Yuan	22,361,545	MSCS	68,322
01/17/19	Swedish Kronor	44,791,181	U.S. Dollars	4,994,656	CITI	66,525
02/21/19	U.S. Dollars	1,233,721	Russian Rubles	82,235,051	MSCS	61,956
01/17/19	U.S. Dollars	1,642,866	New Zealand Dollars	2,356,242	CITI	60,849
01/17/19	U.S. Dollars	4,367,508	Euro	3,756,533	RBC	56,946
01/17/19	U.S. Dollars	6,323,863	Australian Dollars	8,897,411	RBC	54,652
01/17/19	U.S. Dollars	9,874,704	Euro	8,558,635	CITI	53,808
01/09/19	U.S. Dollars	1,672,000	Chinese Offshore Yuan	11,144,716	MSCS	49,422
01/17/19	U.S. Dollars	5,180,507	Australian Dollars	7,284,679	SC	47,644
01/17/19	New Zealand Dollars	3,564,923	U.S. Dollars	2,346,095	CITI	47,449
03/20/19	U.S. Dollars	1,242,439	Australian Dollars	1,697,982	MSCS	44,841

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/20/19	Japanese Yen	155,840,579	U.S. Dollars	1,390,171	MSCS	$40,884
01/17/19	Swedish Kronor	15,667,985	U.S. Dollars	1,734,527	JPM	35,877
01/17/19	U.S. Dollars	1,524,797	Mexican Pesos	29,346,247	CITI	35,748
01/17/19	U.S. Dollars	2,517,304	New Zealand Dollars	3,697,912	GSC	34,469
01/17/19	Euro	9,684,179	U.S. Dollars	11,079,983	CITI	32,458
03/20/19	U.S. Dollars	2,370,745	New Zealand Dollars	3,479,993	MSCS	31,697
01/17/19	Japanese Yen	90,384,431	U.S. Dollars	798,309	RBC	27,481
01/15/19	Indian Rupees	126,905,341	U.S. Dollars	1,792,296	MSCS	26,419
01/17/19	U.S. Dollars	1,194,943	Norwegian Kroner	10,106,472	CITI	25,117
01/15/19	U.S. Dollars	1,296,522	South African Rand	18,372,768	MSCS	21,966
01/14/19	Indonesian Rupiahs	19,368,526,017	U.S. Dollars	1,322,244	MSCS	21,098
03/20/19	Euro	3,097,129	U.S. Dollars	3,555,685	MSCS	16,719
01/17/19	Euro	3,895,265	U.S. Dollars	4,453,990	RBC	15,764
03/20/19	Swedish Kronor	11,437,800	Euro	1,113,543	MSCS	14,378
03/20/19	Mexican Pesos	15,550,161	U.S. Dollars	767,545	MSCS	13,978
01/09/19	Chinese Offshore Yuan	11,144,716	U.S. Dollars	1,612,334	MSCS	10,244
01/14/19	Argentine Pesos	19,655,772	U.S. Dollars	501,986	MSCS	9,421
02/07/19	Swedish Kronor	3,592,827	U.S. Dollars	398,144	MSCS	8,524
01/17/19	U.S. Dollars	895,436	Australian Dollars	1,259,271	SS	8,140
03/20/19	Czech Republic Koruna	25,869,998	Euro	993,814	MSCS	8,081
01/17/19	British Pounds	874,392	U.S. Dollars	1,107,855	CITI	7,646
03/20/19	Euro	419,491	Norwegian Kroner	4,105,439	MSCS	7,384
01/24/19	U.S. Dollars	237,378	Canadian Dollars	313,779	MSCS	7,383
01/17/19	New Zealand Dollars	990,168	U.S. Dollars	658,128	SS	6,686
01/17/19	Norwegian Kroner	9,025,263	U.S. Dollars	1,038,126	GSC	6,550
01/17/19	Swiss Francs	3,545,017	U.S. Dollars	3,606,435	SC	6,179
03/20/19	Euro	305,060	Canadian Dollars	471,095	MSCS	6,163
01/07/19	Chinese Offshore Yuan	22,227,588	U.S. Dollars	3,230,050	MSCS	6,125
01/17/19	Norwegian Kroner	30,286,300	U.S. Dollars	3,499,936	SS	5,710
03/20/19	Japanese Yen	57,889,200	Euro	456,000	MSCS	5,609
01/17/19	British Pounds	485,175	U.S. Dollars	613,965	RBC	4,995
03/20/19	Chinese Offshore Yuan	4,600,967	U.S. Dollars	665,292	MSCS	4,452
01/07/19	Malaysian Ringgit	1,658,208	U.S. Dollars	396,995	MSCS	4,372
02/04/19	Brazilian Reals	2,755,474	U.S. Dollars	705,566	MSCS	3,779
03/20/19	Turkish Lira	1,015,312	U.S. Dollars	180,554	MSCS	3,394
01/04/19	Philippine Pesos	18,919,808	U.S. Dollars	356,778	MSCS	3,072
01/15/19	South African Rand	3,429,585	U.S. Dollars	234,900	MSCS	3,017
01/17/19	Australian Dollars	7,498,057	U.S. Dollars	5,280,567	SS	2,645
03/20/19	Norwegian Kroner	8,182,127	Euro	821,017	MSCS	2,617
01/15/19	Japanese Yen	12,895,538	U.S. Dollars	115,214	MSCS	2,586
03/20/19	Norwegian Kroner	1,511,618	U.S. Dollars	172,970	MSCS	2,469
01/07/19	U.S. Dollars	457,020	Taiwan Dollar	13,952,815	MSCS	2,202
03/20/19	Polish Zloty	2,203,822	Euro	509,672	MSCS	2,111
03/20/19	British Pounds	198,261	Euro	218,118	MSCS	2,092
01/10/19	Malaysian Ringgit	722,691	U.S. Dollars	173,084	MSCS	1,862
03/20/19	Hungarian Forint	39,548,143	U.S. Dollars	140,108	MSCS	1,817
03/20/19	Polish Zloty	652,686	U.S. Dollars	173,018	MSCS	1,716
01/28/19	South Korean Won	327,054,541	U.S. Dollars	292,343	MSCS	1,518
01/03/19	U.S. Dollars	172,984	Brazilian Reals	665,197	MSCS	1,384
01/03/19	Brazilian Reals	675,315	U.S. Dollars	172,905	MSCS	1,305
01/17/19	British Pounds	999,499	U.S. Dollars	1,273,883	SS	1,222
01/17/19	Euro	1,082,593	U.S. Dollars	1,241,128	SS	1,130
02/04/19	U.S. Dollars	277,085	Brazilian Reals	1,072,573	MSCS	970
03/20/19	British Pounds	436,781	U.S. Dollars	557,906	MSCS	970
01/07/19	Indian Rupees	7,462,685	U.S. Dollars	105,966	MSCS	953
01/28/19	U.S. Dollars	124,457	Colombian Pesos	401,708,794	MSCS	945
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/20/19	Swiss Francs	1,567,974	Euro	1,392,777	MSCS	$ 791
03/20/19	Singapore Dollars	300,541	U.S. Dollars	220,152	MSCS	759
03/20/19	Canadian Dollars	95,246	Australian Dollars	98,031	MSCS	754
01/17/19	U.S. Dollars	1,210,354	Turkish Lira	6,467,771	GSC	736
03/20/19	Hungarian Forint	50,689,368	Euro	157,073	MSCS	729
03/20/19	U.S. Dollars	69,040	South African Rand	992,758	MSCS	694
01/17/19	Swiss Francs	281,945	U.S. Dollars	286,640	RBC	681
01/17/19	U.S. Dollars	117,869	British Pounds	92,088	MSCS	389
03/20/19	U.S. Dollars	177,927	Chinese Offshore Yuan	1,219,831	MSCS	361
03/20/19	Euro	152,066	Swedish Kronor	1,542,668	MSCS	226
01/28/19	U.S. Dollars	178,052	South Korean Won	197,961,964	MSCS	182
03/20/19	U.S. Dollars	175,283	Euro	151,918	MSCS	52
01/14/19	U.S. Dollars	177,007	Indonesian Rupiahs	2,551,819,974	MSCS	20
Subtotal Appreciation						$12,998,680
03/20/2019	Singapore Dollars	160,191	U.S. Dollars	117,807	MSCS	$ (59)
03/20/2019	Polish Zloty	676,235	Euro	157,030	MSCS	(89)
01/07/2019	U.S. Dollars	76,453	Taiwan Dollars	2,351,073	MSCS	(185)
02/08/2019	Euro	353,225	U.S. Dollars	406,273	MSCS	(199)
01/18/2019	U.S. Dollars	57,613	Taiwan Dollars	1,769,018	MSCS	(225)
03/20/2019	Euro	152,087	Hungarian Forint	48,956,601	MSCS	(263)
03/20/2019	U.S. Dollars	207,921	Turkish Lira	1,149,159	MSCS	(277)
01/07/2019	U.S. Dollars	106,625	Indian Rupees	7,462,685	MSCS	(294)
03/20/2019	Euro	152,087	Czech Republic Koruna	3,940,290	MSCS	(403)
03/20/2019	Euro	292,853	Romanian Leu	1,375,972	MSCS	(414)
03/20/2019	Australian Dollars	247,103	New Zealand Dollars	259,912	MSCS	(415)
01/28/2019	South Korean Won	117,420,330	U.S. Dollars	105,966	MSCS	(463)
01/17/2019	U.S. Dollars	893,394	Canadian Dollars	1,219,778	SS	(508)
03/20/2019	Euro	153,083	British Pounds	138,447	MSCS	(573)
03/20/2019	Euro	157,033	Polish Zloty	678,743	MSCS	(579)
03/20/2019	U.S. Dollars	76,346	Singapore Dollars	104,654	MSCS	(580)
01/14/2019	Indonesian Rupiahs	2,148,563,514	U.S. Dollars	149,621	MSCS	(604)
03/20/2019	U.S. Dollars	249,652	Swedish Kronor	2,207,156	MSCS	(978)
03/20/2019	Australian Dollars	97,968	Japanese Yen	7,639,969	MSCS	(1,059)
03/20/2019	Turkish Lira	964,504	U.S. Dollars	175,957	MSCS	(1,213)
03/20/2019	Norwegian Kroner	602,018	U.S. Dollars	71,104	MSCS	(1,234)
02/04/2019	U.S. Dollars	869,888	Philippine Pesos	45,773,511	MSCS	(1,270)
01/18/2019	Taiwan Dollars	13,952,815	U.S. Dollars	457,619	MSCS	(1,426)
01/16/2019	U.S. Dollars	62,475	New Zealand Dollars	95,249	MSCS	(1,475)
03/20/2019	British Pounds	746,529	U.S. Dollars	956,751	MSCS	(1,540)
03/20/2019	British Pounds	139,547	Euro	156,137	MSCS	(1,541)
01/07/2019	Taiwan Dollars	16,303,888	U.S. Dollars	533,051	MSCS	(1,596)
03/20/2019	New Zealand Dollars	258,226	Euro	151,976	MSCS	(1,733)
01/15/2019	U.S. Dollars	439,081	South African Rand	6,356,000	MSCS	(1,848)
03/20/2019	Euro	164,903	Swedish Kronor	1,693,116	MSCS	(2,050)
01/03/2019	Brazilian Reals	3,007,892	U.S. Dollars	778,037	MSCS	(2,097)
03/20/2019	U.S. Dollars	349,247	British Pounds	275,117	MSCS	(2,776)
03/20/2019	Canadian Dollars	95,325	Japanese Yen	7,949,247	MSCS	(3,043)
03/20/2019	Euro	466,780	Swiss Francs	528,265	MSCS	(3,103)
02/08/2019	U.S. Dollars	692,769	Euro	605,657	MSCS	(3,505)
03/20/2019	South African Rand	1,974,315	U.S. Dollars	140,103	MSCS	(4,181)
01/17/2019	U.S. Dollars	2,160,161	Euro	1,886,201	GSC	(4,225)
01/03/2019	U.S. Dollars	773,747	Brazilian Reals	3,018,010	MSCS	(4,803)
01/28/2019	U.S. Dollars	530,563	South Korean Won	596,144,567	MSCS	(5,076)
01/17/2019	Euro	591,051	U.S. Dollars	684,644	GSC	(6,422)
01/04/2019	U.S. Dollars	1,223,923	Philippine Pesos	64,693,319	MSCS	(6,526)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/14/2019	U.S. Dollars	834,510	Indonesian Rupiahs	12,130,122,422	MSCS	$ (6,798)
01/17/2019	British Pounds	196,840	U.S. Dollars	258,755	MSCS	(7,637)
01/17/2019	U.S. Dollars	5,116,741	Swiss Francs	5,029,603	SC	(8,767)
03/20/2019	U.S. Dollars	691,287	Mexican Pesos	13,929,827	MSCS	(8,801)
02/07/2019	U.S. Dollars	595,908	Swedish Kronor	5,343,000	MSCS	(8,860)
01/17/2019	Swiss Francs	2,002,683	U.S. Dollars	2,050,133	RBC	(9,263)
01/17/2019	U.S. Dollars	1,090,337	British Pounds	862,581	CITI	(10,096)
01/28/2019	Colombian Pesos	1,588,547,804	U.S. Dollars	499,034	MSCS	(10,610)
01/17/2019	U.S. Dollars	1,191,709	South Korean Won	1,339,838,803	GSC	(10,939)
03/20/2019	Australian Dollars	481,438	Euro	304,023	MSCS	(11,116)
01/17/2019	U.S. Dollars	2,359,251	British Pounds	1,859,537	GSC	(13,044)
01/17/2019	Australian Dollars	737,616	U.S. Dollars	533,054	RBC	(13,322)
01/17/2019	U.S. Dollars	6,463,055	Swiss Francs	6,356,221	JPM	(14,367)
01/17/2019	U.S. Dollars	5,376,768	Euro	4,700,652	SS	(17,155)
03/20/2019	U.S. Dollars	2,572,643	Euro	2,245,649	MSCS	(17,616)
03/20/2019	New Zealand Dollars	1,301,975	U.S. Dollars	895,062	MSCS	(19,952)
01/17/2019	New Zealand Dollars	2,110,748	U.S. Dollars	1,437,780	SS	(20,592)
01/17/2019	New Zealand Dollars	1,981,870	U.S. Dollars	1,351,308	GSC	(20,650)
01/17/2019	U.S. Dollars	6,804,048	Euro	5,948,528	CITI	(21,794)
01/17/2019	U.S. Dollars	2,822,163	Euro	2,478,858	RBC	(22,287)
01/17/2019	Canadian Dollars	1,051,047	U.S. Dollars	794,996	RBC	(24,747)
01/17/2019	Mexican Pesos	29,346,247	U.S. Dollars	1,519,901	GSC	(30,851)
01/17/2019	U.S. Dollars	9,862,895	Swiss Francs	9,709,688	SS	(31,938)
03/20/2019	U.S. Dollars	2,489,706	Chinese Offshore Yuan	17,336,367	MSCS	(33,880)
03/20/2019	Norwegian Kroner	18,594,774	Euro	1,903,615	MSCS	(37,614)
03/20/2019	U.S. Dollars	1,610,540	Japanese Yen	179,647,327	MSCS	(39,127)
01/17/2019	Brazilian Reals	4,497,010	U.S. Dollars	1,198,244	GSC	(39,135)
03/20/2019	Canadian Dollars	1,423,858	Euro	939,835	MSCS	(39,168)
03/20/2019	Canadian Dollars	2,697,756	U.S. Dollars	2,019,675	MSCS	(39,940)
01/17/2019	U.S. Dollars	1,989,641	Swedish Kronor	17,972,430	JPM	(41,154)
01/17/2019	U.S. Dollars	6,080,731	Swiss Francs	6,009,394	CITI	(43,252)
01/17/2019	Norwegian Kroner	16,262,359	U.S. Dollars	1,929,014	CITI	(46,642)
01/17/2019	U.S. Dollars	1,851,116	Japanese Yen	207,777,573	SC	(47,227)
01/17/2019	Australian Dollars	3,640,843	U.S. Dollars	2,614,982	SS	(49,604)
01/17/2019	Euro	4,601,655	U.S. Dollars	5,331,593	SS	(51,267)
02/21/2019	Russian Rubles	97,686,394	U.S. Dollars	1,453,565	MSCS	(61,635)
03/20/2019	Australian Dollars	2,864,328	U.S. Dollars	2,094,705	MSCS	(74,476)
01/17/2019	Euro	6,538,395	U.S. Dollars	7,579,347	SC	(76,643)
01/15/2019	U.S. Dollars	1,824,026	Indian Rupees	132,722,910	MSCS	(78,062)
01/17/2019	U.S. Dollars	4,481,664	New Zealand Dollars	6,820,420	GSC	(97,671)
01/17/2019	Norwegian Kroner	17,534,230	U.S. Dollars	2,128,845	JPM	(99,254)
01/17/2019	U.S. Dollars	3,853,801	Japanese Yen	432,957,152	JPM	(101,878)
01/17/2019	Canadian Dollars	2,951,396	U.S. Dollars	2,283,498	SC	(120,596)
01/17/2019	Euro	12,777,237	U.S. Dollars	14,782,552	CITI	(120,876)
01/17/2019	British Pounds	6,432,069	U.S. Dollars	8,349,968	RBC	(144,290)
01/17/2019	U.S. Dollars	23,811,778	Swiss Francs	23,519,935	GSC	(156,639)
01/17/2019	Norwegian Kroner	35,193,942	U.S. Dollars	4,233,773	SS	(160,066)
01/17/2019	Canadian Dollars	4,054,835	U.S. Dollars	3,132,816	JPM	(161,269)
01/17/2019	U.S. Dollars	8,397,452	Japanese Yen	937,682,095	RBC	(169,605)
01/17/2019	British Pounds	9,010,653	U.S. Dollars	11,679,488	CITI	(184,194)
01/17/2019	British Pounds	7,582,254	U.S. Dollars	9,888,316	GSC	(215,296)
01/17/2019	Australian Dollars	12,533,511	U.S. Dollars	9,047,157	CITI	(215,912)
01/17/2019	New Zealand Dollars	19,062,225	U.S. Dollars	13,034,821	CITI	(236,150)
01/17/2019	Euro	29,716,516	U.S. Dollars	34,364,180	JPM	(264,950)
01/17/2019	Canadian Dollars	9,439,903	U.S. Dollars	7,183,220	CITI	(265,278)
01/17/2019	U.S. Dollars	9,485,141	New Zealand Dollars	14,541,162	CITI	(278,018)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/17/2019	U.S. Dollars	9,131,599	New Zealand Dollars	14,029,870	RBC	$ (288,272)
01/17/2019	Norwegian Kroner	56,025,949	U.S. Dollars	6,798,712	RBC	(313,697)
01/17/2019	U.S. Dollars	11,649,572	Japanese Yen	1,309,795,025	CITI	(317,265)
01/17/2019	U.S. Dollars	18,676,848	Swedish Kronor	168,142,320	CITI	(322,399)
01/17/2019	U.S. Dollars	15,026,170	New Zealand Dollars	22,927,380	SS	(367,625)
01/17/2019	U.S. Dollars	14,916,272	Japanese Yen	1,673,299,048	GSC	(371,690)
01/17/2019	U.S. Dollars	11,004,976	New Zealand Dollars	16,999,725	SC	(408,901)
01/17/2019	U.S. Dollars	17,564,132	Japanese Yen	1,970,025,540	SS	(434,849)
01/17/2019	Australian Dollars	69,938,455	U.S. Dollars	49,775,982	GSC	(496,599)
01/17/2019	Norwegian Kroner	129,691,127	U.S. Dollars	15,569,272	CITI	(557,497)
01/17/2019	U.S. Dollars	14,159,115	New Zealand Dollars	21,932,565	JPM	(566,745)
01/17/2019	British Pounds	14,367,748	U.S. Dollars	18,910,974	JPM	(581,394)
01/17/2019	U.S. Dollars	47,137,669	Swedish Kronor	425,557,313	GSC	(948,188)
01/17/2019	Norwegian Kroner	220,292,344	U.S. Dollars	26,679,513	GSC	(1,180,629)
01/17/2019	Canadian Dollars	53,813,092	U.S. Dollars	41,461,282	GSC	(2,024,878)
Subtotal Depreciation						$(13,403,448)
Total Forward Foreign Currency Contracts outstanding at December 31, 2018						$ (404,768)
Swap agreements outstanding at December 31, 2018:
Reference Obligation	Payment Frequency	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Currency Swaps
Receive 3-Month LIBOR	Quarterly			USD	540,000
Pay Fixed 10.45%	Annually	7/24/2028	CITI	TRY	(2,604,150)	$11,028	$ —	$11,028
Receive 3-Month LIBOR	Quarterly			USD	600,000
Pay Fixed 11.15%	Annually	8/10/2028	DEUT	TRY	(3,159,000)	4,566	—	4,566
Receive 3-Month LIBOR	Quarterly			USD	610,000
Pay Fixed 11.41%	Annually	8/14/2028	CITI	TRY	(3,281,800)	1,492	—	1,492
						$17,086	$ —	$17,086

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
1-Day COP-IBR-OIS (Quarterly)	4.75% (Quarterly)	6/20/2020	MSCS	COP	10,392,325,000	$15,210	$ 9,788	$ 5,422
6-Month THB FIX Reuters (Semiannually)	2.00% (Semiannually)	12/19/2020	CITI	THB	64,530,000	9,784	5,393	4,391
3-Month TELBOR (Quarterly)	0.90% (Annually)	3/20/2021	CITI	ILS	9,740,000	2,271	—	2,271
3-Month TELBOR (Quarterly)	0.93% (Annually)	3/20/2021	CITI	ILS	7,680,000	2,728	—	2,728
3-Month TELBOR (Quarterly)	1.09% (Annually)	3/20/2022	BOA	ILS	10,330,000	989	—	989
Subtotal Appreciation						$30,982	$15,181	$15,801
3.25% (Semiannually)	6-Month CLP-TNA (Semiannually)	9/20/2020	CITI	CLP	140,700,000	$ (361)	$ 1,064	$ (1,425)
Subtotal Depreciation						$ (361)	$ 1,064	$ (1,425)
Net Interest Rate Swaps outstanding at December 31, 2018						$30,621	$16,245	$14,376

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Monthly)	7.25% (Monthly)	1/2/2020	BRL	46,072,126	$ 96,940	$ 21,298	$ 75,642
6-Month WIBOR (Semiannually)	2.00% (Annually)	9/19/2020	PLN	8,800,000	9,294	3,161	6,133
7-Day CFETS Repo Rate (Quarterly)	3.00% (Quarterly)	9/19/2020	CNY	36,960,000	37,234	9,793	27,441
3-Month EURIBOR (Quarterly)	0.09% (Annually)	11/22/2020	EUR	23,240,000	76,375	1,138	75,237
7-Day CFETS Repo Rate (Quarterly)	3.00% (Quarterly)	12/19/2020	CNY	20,400,000	22,730	7,465	15,265
1-Day Brazil Cetip DI Interbank Deposit Rate (Monthly)	8.00% (Monthly)	1/4/2021	BRL	15,325,000	59,866	6,750	53,116
3-Month EURIBOR (Quarterly)	0.10% (Annually)	1/16/2021	EUR	12,070,000	36,936	(8,186)	45,122
1-Day COP-IBR-OIS (Quarterly)	5.00% (Quarterly)	3/20/2021	COP	15,447,025,000	24,197	2,091	22,106
3-Month CDOR (Semiannually)	2.50% (Semiannually)	3/20/2021	CAD	4,850,000	9,932	1,740	8,192
3-Month KORIBOR (Quarterly)	1.75% (Quarterly)	3/20/2021	KRW	11,283,070,000	(10,076)	(12,708)	2,632
3-Month New Zealand BBR FRA (Quarterly)	2.25% (Semiannually)	3/20/2021	NZD	14,350,000	47,865	23,504	24,361
6-Month CLP-TNA (Semiannually)	3.60% (Semiannually)	3/20/2021	CLP	695,725,000	4,220	58	4,162
6-Month WIBOR (Semiannually)	2.00% (Annually)	3/20/2021	PLN	41,820,000	33,861	(8,990)	42,851
3-Month JIBAR (Quarterly)	7.75% (Quarterly)	6/19/2021	ZAR	29,290,000	11,371	—	11,371
6-Month EURIBOR (Semiannually)	0.35% (Annually)	12/16/2021	EUR	18,850,000	148,115	(29,589)	177,704
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	10.58% (Upon termination)	1/3/2022	BRL	18,475,000	47,703	(46,158)	93,861
28-Day Mexico Interbank TIIE (Monthly)	8.87% (Monthly)	3/16/2022	MXN	43,245,000	9,100	—	9,100
6-Month EURIBOR (Semiannually)	0.60% (Annually)	9/28/2022	EUR	9,750,000	85,126	1,811	83,315
6-Month EURIBOR (Semiannually)	0.50% (Annually)	3/20/2023	EUR	5,890,000	105,659	80,384	25,275
6-Month EURIBOR (Semiannually)	0.67% (Annually)	8/3/2023	EUR	5,610,000	66,291	14,495	51,796
3-Month LIBOR (Quarterly)	2.75% (Semiannually)	12/19/2023	USD	1,110,000	8,611	(4,461)	13,072
3-Month CDOR (Semiannually)	2.50% (Semiannually)	3/20/2024	CAD	8,660,000	61,029	204	60,825
6-Month EURIBOR (Semiannually)	0.50% (Annually)	3/20/2024	EUR	24,000,000	344,043	240,079	103,964
6-Month NIBOR (Semiannually)	2.00% (Annually)	3/20/2024	NOK	11,610,000	10,356	4,516	5,840
6-Month LIBOR (Semiannually)	1.05% (Annually)	8/7/2028	CHF	3,550,000	49,213	(2,522)	51,735
3-Month LIBOR (Quarterly)	3.00% (Semiannually)	9/20/2028	USD	3,310,000	22,194	(29,053)	51,247
28-Day Mexico Interbank TIIE (Monthly)	9.30% (Monthly)	10/27/2028	MXN	108,650,000	(3,533)	(57,554)	54,021
1.15% (Annually)	6-Month SONIA (Annually)	12/18/2028	GBP	580,000	19,803	680	19,123
6-Month EURIBOR (Semiannually)	1.00% (Annually)	3/20/2029	EUR	2,030,000	33,123	19,352	13,771
3-Month LIBOR (Quarterly)	3.50% (Semiannually)	11/8/2048	USD	1,230,000	84,984	22,643	62,341
Subtotal Appreciation					$ 1,552,562	$ 261,941	$ 1,290,621
0.05% (Quarterly)	3-Month STIBOR (Annually)	1/16/2021	SEK	103,660,000	$ 5,719	$ 30,774	$ (25,055)
8.90% (Monthly)	28-Day Mexico Interbank TIIE (Monthly)	3/17/2021	MXN	71,425,000	(10,651)	—	(10,651)
2.50% (Semiannually)	6-Month PRIBOR (Annually)	3/20/2021	CZK	167,300,000	(74,205)	(5,846)	(68,359)
2.75% (Quarterly)	3-Month LIBOR (Semiannually)	3/20/2021	USD	19,390,000	(46,147)	54,319	(100,466)
6-Month NSE MIBID MIBOR (Semiannually)	6.75% (Semiannually)	3/20/2021	INR	383,260,000	(16,624)	20,814	(37,438)
1.75% (Semiannually)	6-Month BUBOR (Annually)	6/19/2021	HUF	26,780,000	(1,022)	(692)	(330)
0.50% (Quarterly)	3-Month STIBOR (Annually)	12/16/2021	SEK	157,220,000	(57,642)	10,378	(68,020)
10.61% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2023	BRL	20,525,000	(36,744)	46,813	(83,557)
0.50% (Quarterly)	3-Month STIBOR (Annually)	3/20/2023	SEK	47,400,000	(16,295)	(14,896)	(1,399)
2.57% (Semiannually)	6-Month WIBOR (Annually)	3/21/2023	PLN	33,990,000	(330,021)	(94,019)	(236,002)
1.10% (Annually)	6-Month SONIA (Annually)	8/1/2023	GBP	4,220,000	(31,735)	(5,054)	(26,681)
2.75% (Quarterly)	3-Month LIBOR (Semiannually)	12/19/2023	USD	1,110,000	(8,611)	1,744	(10,355)
1.66% (Semiannually)	6-Month BUBOR (Annually)	12/28/2023	HUF	99,710,000	(1,979)	—	(1,979)
0.75% (Quarterly)	3-Month STIBOR (Annually)	3/20/2024	SEK	126,940,000	(120,546)	(109,806)	(10,740)
2.75% (Quarterly)	3-Month LIBOR (Semiannually)	3/20/2024	USD	10,910,000	(89,049)	44,149	(133,198)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
2.75% (Semiannually)	6-Month ASX Australian Bank Bill Short Term Rates Mid (Semiannually)	3/20/2024	AUD	10,250,000	$ (171,690)	$(133,585)	$ (38,105)
1.90% (Semiannually)	6-Month LIBOR (Semiannually)	8/3/2028	GBP	2,260,000	(46,279)	(4,243)	(42,036)
2.25% (Quarterly)	3-Month KORIBOR (Quarterly)	9/20/2028	KRW	4,089,440,000	(60,400)	(2,518)	(57,882)
3.25% (Quarterly)	3-Month LIBOR (Semiannually)	10/27/2028	USD	1,850,000	(30,979)	(4,218)	(26,761)
9.20% (Monthly)	28-Day Mexico Interbank TIIE (Monthly)	3/7/2029	MXN	29,200,000	(20,713)	—	(20,713)
1.25% (Quarterly)	3-Month STIBOR (Annually)	3/20/2029	SEK	10,560,000	(6,718)	(6,048)	(670)
1.00% (Semiannually)	6-Month LIBOR (Semiannually)	3/20/2049	JPY	207,330,000	(141,249)	(78,123)	(63,126)
Subtotal Depreciation					$(1,313,580)	$(250,057)	$(1,063,523)
Net Centrally Cleared Interest Rate Swaps outstanding at December 31, 2018					$ 238,982	$ 11,884	$ 227,098

Reference Obligation	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
Republic of Columbia 6.25% Maturity 11/26/2025	2/14/2019	DEUT	COP	323,000,000	$ 1,022	$ —	$ 1,022
Republic of Columbia 10.00% Maturity 7/24/2020	2/15/2019	BOA	COP	2,989,500,000	11,381	—	11,381
Republic of Columbia 11.00% Maturity 7/24/2020	2/15/2019	BOA	COP	5,609,300,000	12,732	—	12,732
Receive 1-Month LIBOR + 0.40%; Pay Dominion Resources, Inc.	8/13/2019	CITI	USD	1,432,987	26,894	—	26,894
Receive Dominion Energy Midstream Partners; Pay 1-Month LIBOR + 0.45%	8/13/2019	CITI	USD	23,470	142	—	142
Subtotal Appreciation					$ 52,171	$ —	$ 52,171
Receive 1-Month LIBOR + 0.40%; Pay Dominion Resources, Inc.	8/13/2019	CITI	USD	21,438	$ (67)	$ —	$ (67)
Receive Dominion Energy Midstream Partners; Pay 1-Month LIBOR + 0.75%	8/13/2019	CITI	USD	1,433,657	(23,225)	—	(23,225)
Receive Valero Energy Partners; Pay 1-Month LIBOR + 0.75%	8/13/2019	CITI	USD	525,312	(59)	—	(59)
Receive Shire PLC, Pay 1-Month LIBOR + 0.45%	1/3/2020	CITI	GBP	36,385	(3,992)	—	(3,992)
Subtotal Depreciation					$(27,343)	$ —	$(27,343)
Net Total Return Swaps outstanding at December 31, 2018					$ 24,828	$ —	$ 24,828

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 20,290,015	$ —	$ 20,290,015	$ —
Common Stocks	55,641,571	55,641,571	—	—
Corporate Bonds	81,570,000	—	81,570,000	—
Foreign Bonds	7,028,862	—	7,028,862	—
Foreign Common Stocks:
Jersey	2,922,448	1,866,927	—	1,055,521
Other ^^	5,579,103	5,579,103	—	—
Total Foreign Common Stocks	8,501,551	7,446,030	—	1,055,521
Loan Agreements	5,682,844	—	5,682,844	—
Money Market Funds	76,432,647	76,432,647	—	—
Mortgage-Backed Securities	2,462,732	—	2,462,732	—
Purchased Options:
Put Option	524,095	524,095	—	—
U.S. Treasury Obligations	110,420,994	—	110,420,994	—
Total Assets - Investments in Securities	$368,555,311	$140,044,343	$227,455,447	$1,055,521
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 12,998,680	$ —	$ 12,998,680	$ —
Futures Contracts	130,582	130,582	—	—
Swap Agreements	1,375,679	—	1,375,679	—
Total Assets - Other Financial Instruments	$ 14,504,941	$ 130,582	$ 14,374,359	$ —

See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Common Stocks Sold Short	$ (8,870,917)	$ (8,870,917)	$ —	$ —
Foreign Common Stocks Sold Short	(6,119,706)	(6,119,706)	—	—
Mutual Funds Sold Short	(2,462,982)	(2,462,982)	—	—
Written Options:
Call Options	(144,460)	(144,460)	—	—
Put Options	(788,055)	(788,055)	—	—
Total Written Options	(932,515)	(932,515)	—	—
Total Liabilities - Investments in Securities	$(18,386,120)	$(18,386,120)	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	(13,403,448)	$ —	$(13,403,448)	$ —
Futures Contracts	(568,644)	(568,644)	—	—
Swap Agreements	(1,092,291)	—	(1,092,291)	—
Total Liabilities - Other Financial Instruments	$(15,064,383)	$ (568,644)	$(14,495,739)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forwards contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forwards Foreign Currency Contracts outstanding" and "Swap agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the year ended December 31, 2018.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2018.

See Notes to Financial Statements.

December 31, 2018
STATEMENTS OF ASSETS AND LIABILITIES
Strategic Alternatives Fund
Assets
Investments in securities of unaffiliated issuers, at value	$357,561,733
Investments in securities of affiliated issuers, at value	10,993,578
Total investments, at value	368,555,311
Cash	30,507,921
Cash collateral for swap agreements	5,604,640
Deposits with broker for futures contracts	265,494
Foreign currency	3,791,527
Upfront premiums paid from swap agreements	686,398
Receivables:
Dividends and reclaims	67,538
Interest	1,599,431
From advisor	1,984
Investment securities sold	3,434,509
Fund shares sold	81,798
Variation margin on futures contracts	49,473
Unrealized appreciation on foreign currency exchange contracts	12,998,680
Unrealized appreciation on swap agreements	85,058
Prepaid expenses and other assets	2,422
Total Assets	427,732,184
Liabilities
Securities sold short, at value	17,453,605
Options written, at value	932,515
Upfront premiums received from swap agreements	658,269
Unrealized depreciation on foreign currency exchange contracts	13,403,448
Unrealized depreciation on swap agreements	28,768
Collateral held for derivatives	1,463,522
Payables:
Investment securities purchased	6,107,863
Dividends on short sales	34,162
Fund shares redeemed	1,970
Variation margin on centrally cleared swaps	39,390
Variation margin on futures contracts	125,574
Accrued expenses:
Investment advisory fees	292,086
Shareholder servicing fees	14,452
Other expenses	120,181
Total Liabilities	40,675,805
Net Assets	$387,056,379
Net Assets Consist of:
Paid-in-capital	$394,588,770
Distributable earnings (loss)	(7,532,391)
Net Assets	$387,056,379
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$320,403,753
Institutional shares outstanding	32,469,082
Net asset value, offering and redemption price per Institutional share	$ 9.87
Net assets applicable to the Investor Class	$ 66,652,626
Investor shares outstanding	6,756,350
Net asset value, offering and redemption price per Investor share	$ 9.87

(1)Investments in securities of unaffiliated issuers, at cost	$363,018,803
Investments in securities of affiliated issuers, at cost	10,993,578
Total investments, at cost	$374,012,381
(2)Foreign currency, at cost	$ 3,852,417
(3)Proceeds from securities sold short	$ 19,612,889
(4)Premiums received on options written	$ 1,031,498
See Notes to Financial Statements.

For the Year Ended December 31, 2018
STATEMENTS OF OPERATIONS
Strategic Alternatives Fund
Investment Income
Dividends	$ 3,414,317
Income distributions received from affiliated funds	234,557
Interest	7,795,557
Less foreign taxes withheld	(15,135)
Total Investment Income	11,429,296
Expenses
Investment advisory fees	3,343,008
Transfer agent fees:
Institutional shares	1,840
Investor shares	13,467
Custodian fees	18,668
Shareholder servicing fees:
Investor shares	172,886
Accounting and administration fees	72,668
Professional fees	72,463
Blue sky fees:
Institutional shares	18,290
Investor shares	25,122
Shareholder reporting fees:
Institutional shares	15,108
Investor shares	11,834
Trustees expenses	1,864
Line of credit facility fees and interest expense	4,806
Dividends on securities sold short	333,386
Other expenses	63,197
Total Expenses	4,168,607
Expenses waived/reimbursed net of amount recaptured	(41,229)
Net Expenses	4,127,378
Net Investment Income	7,301,918
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(4,587,431)
Investment securities sold short	1,657,719
Futures transactions	109,505
Swap agreements	519,376
Option contracts written	(1,316,823)
Option contracts purchased	378,473
Forward foreign currency contracts	175,389
Foreign currency	(158,453)
Net realized loss	(3,222,245)
Net change in unrealized appreciation (depreciation) on:
Investment securities	(7,463,311)
Investment securities sold short	3,131,390
Futures	(438,062)
Swap agreements	283,388
Option contracts written	108,712
Option contracts purchased	304,141
Forward foreign currency contracts	(132,813)
Foreign currency	42,220
Net change in unrealized appreciation (depreciation)	(4,164,335)
Net Realized and Unrealized Loss	(7,386,580)
Net Decrease in Net Assets Resulting from Operations	$ (84,662)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Strategic Alternatives Fund	Strategic Alternatives Fund(1)
	For the Year Ended	Since Inception
	12/31/18	12/31/17

Operations:
Net investment income	$ 7,301,918	$ 746,959
Net realized gain (loss) on investment securities, foreign currency and derivatives	(3,222,245)	1,697,228
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(4,164,335)	448,309
Net increase (decrease) in net assets resulting from operations	(84,662)	2,892,496
Distributions to Shareholders:
Institutional shares	(6,830,775)	(1,984,218)
Investor shares	(1,229,603)	(353,126)
Total distributions	(8,060,378)	(2,337,344)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	35,043,876	307,033,823
Investor shares	24,057,205	62,729,965
Reinvestment of dividends and distributions
Institutional shares	6,830,607	1,984,218
Investor shares	1,225,449	353,065
Total proceeds from shares sold and reinvested	67,157,137	372,101,071
Value of shares redeemed
Institutional shares	(17,291,395)	(6,895,207)
Investor shares	(15,855,027)	(4,570,312)
Total value of shares redeemed	(33,146,422)	(11,465,519)
Net increase from capital share transactions	34,010,715	360,635,552
Total increase in net assets	25,865,675	361,190,704
Net Assets:
Beginning of Period	361,190,704	—
End of Period	$387,056,379	$361,190,704

(1)	Inception date was June 30, 2017.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated									Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(1)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
Strategic Alternatives Fund
Institutional Class
2018	$10.07	$0.20	$(0.19)	$(0.18)	$(0.03)	$ 9.87	0.15%	$320,404	1.01%(3)	1.02%	1.96%	172%
2017(4)	10.00	0.04	0.10	(0.05)	(0.02)	10.07	1.40	302,592	1.26 (3)	1.28 (3)	0.69	88
Investor Class
2018	$10.07	$0.17	$(0.19)	$(0.15)	$(0.03)	$ 9.87	(0.17)%	$ 66,652	1.36%(3)	1.37%	1.65%	172%
2017(4)	10.00	0.01	0.12	(0.04)	(0.02)	10.07	1.31	58,599	1.63 (3)	1.65 (3)	0.25	88

#	Calculated using the average shares outstanding method.
(1)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
(2)	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(3)	The ratio for the Strategic Alternatives Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.11% and 0.14% for the period ended December 31, 2017 and December 31, 2018.
(4)	Inception date was June 30, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
1.  DESCRIPTION OF THE FUNDS
GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established 24 series (each, a “Fund” and together, the “Funds”). Each Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).
The MyDestination 2015, MyDestination 2025, MyDestination 2035, MyDestination 2045 and MyDestination 2055 Fund are each referred to as a “Target Date Fund” and together as the “Target Date Funds.”
The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund are each referred to as an “Asset Allocation Fund” and together as the “Asset Allocation Funds.”
The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Money Market Fund is referred to as the “Money Market Fund.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund are together referred to as the “Fixed Income Funds.”
The Defensive Market Strategies Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund are together referred to as the “Equity Funds.”
The Global Real Estate Securities Fund is referred to as the “Real Assets Fund.”
The Strategic Alternatives Fund is referred to as the "Alternatives Fund."
There are two classes of shares issued by the Funds — the Institutional Class and the Investor Class (each, a “Class” and together the “Classes”). The International Equity Index Fund issued the Institutional Class only. All Classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon its relative net assets.
Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed-income obligations, stocks and other investments. The Target Date and Asset Allocation Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Target Date and Asset Allocation Funds are commonly referred to as “Fund of Funds.”
Effective February 10, 2017 the assets of the MyDestination 2005 Fund ("2005 Fund") were transferred to the Conservative Allocation Fund, in accordance with the Board approved reorganization (the "Reorganization"). Over time, the 2005 Fund changed its asset allocation following its predetermined glide path and its allocations were substantially similar to those of the Conservative Allocation Fund. The tax-free Reorganization occurred approximately 12 years after 2005. Legal expenses incurred as a result of the Reorganization were deemed to be nonroutine expenses due to the unusual nature and infrequency of occurrence.
The table below summarizes the asset transfers and conversion ratios related to the reorganization.
Acquired Fund	Shares Redeemed	Net Assets on 02/10/17	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gains	Share Conversion Ratio	Acquiring Fund	Shares Issued	Net Assets on 02/10/17
MyDestination 2005	10,442,917	$105,467,529	$(133,812)	$7,984	0.914801	Conservative Allocation Fund	9,553,188	$414,132,552
The table below summarizes the operations of the MyDestination 2005 Fund for the period from January 1, 2017 to February 10, 2017 and the combined MyDestination 2005 and Conservative Allocation Funds' pro-forma results of operations for the period January 1, 2017 through February 10, 2017 assuming the acquisition had been completed by January 1, 2017.

MyDestination 2005 Fund For the Period 01/01/17 - 02/10/17				Conservative Allocation Fund For the Period 01/01/17 - 02/10/17
Acquired Fund	Net Investment Income	Net Realized and Unrealized Gain on Investments	Net Increase from Operations	Acquiring Fund	Net Investment Income	Net Realized and Unrealized Gain on Investments	Net Increase from Operations
MyDestination 2005	$(28,858)	$1,495,619	$1,466,761	Conservative Allocation Fund	$2,111,598	$13,791,554	$15,903,152
Because the combined MyDestination 2005 and Conservative Allocation Funds have been managed as a single Fund since the transfer was completed, it is not practicable to separate the amounts of revenue and earnings of the MyDestination 2005 Fund that have been included in the Conservative Allocation Fund's Statement of Operations.
2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of its financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires the Funds’ management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be significant.
Certain amounts have been reclassified to conform to current year presentation.
a. Valuation of Securities
Each Fund, except the Money Market Fund, values securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. The Valuation Committee is comprised of individuals from GuideStone Capital Management, LLC (“GSCM”) who previously have been identified to the Board of Trustees. Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price.
Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and ask prices available, which approximates fair value. Asset-backed and mortgage-backed securities are generally valued at the last bid price, if available.
Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and ask prices; those maturing in 60 days or less are generally valued at amortized cost which approximates current market value in accordance with Rule 2a-7 of the 1940 Act.
Forward foreign exchange contracts are valued based upon closing exchange rates from each respective foreign market.
Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded.
Options, rights and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options, rights and warrants not traded on a national securities exchange are valued at the last quoted bid price.

Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note 2i., “Derivative Financial Instruments” for additional information regarding the valuation of swap agreements).
To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees. Due to the potential excessive volatility at the time valuations are developed, pricing may materially vary from the actual amounts realized upon sale of the securities.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value ("NAV"). The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, a Valuation Committee meeting may be called. The Trust uses Intercontinental Exchange (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign equity securities held by the Trust based on certain factors and methodologies applied by ICE in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with, and approved by, the Board of Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures, a “confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the valuation procedures is exceeded on a specific day, the Trust will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by ICE.
The Target Date and Asset Allocation Funds value their investments in the underlying Select Funds daily at the closing NAV of each respective Fund.
The Financial Accounting Standards Board’s (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:
Level 1 – quoted prices in active markets for identical securities which include:
Equity securities, including restricted securities, for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded; and
Investments in open-end mutual funds, including the GuideStone Select Funds, the Northern Institutional Liquid Assets Portfolio and the Northern Institutional U.S. Government Portfolio, which are valued at their closing NAV each business day.
Master limited partnerships which are registered with the Securities and Exchange Commission ("SEC"), and are freely tradable on securities exchanges such as the New York Stock Exchange and the NASDAQ Stock Market.

Derivative financial instruments such as financial futures contracts and written and purchased put and call options for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded.
Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) which include:
Equity securities for which there were no sales or closing prices for that day, that are valued at the last quoted bid price or that may be valued using the last available price;
Foreign equity securities for which a Significant Event has occurred and a fair value price is provided by ICE;
Debt securities, including restricted securities that are valued based on evaluated quotations received from independent pricing. For corporate bonds, pricing services that utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices; and
Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available and are valued at amortized cost which approximates fair value.
Derivative financial instruments such as forward foreign exchange contracts and swap agreements that are valued based on pricing models using inputs observed on actively quoted markets or observable correlated market inputs.
Securities for which there is a short or temporary lapse in the provision of a price by the regular pricing source which is an Approved Pricing Service.
Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments) which include:
Restricted equity securities, private placements and derivative financial instruments where observable inputs are limited, assumptions about market activity and risk are used; and
Debt securities, including restricted securities, and derivative financial instruments that are valued based on evaluated quotations received from dealers who make markets in such securities.
Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the end of the reporting period.
A valuation hierarchy including information regarding transfers in or out of level 3, where applicable, is shown at the end of each Fund’s Schedule of Investments.
b. Fixed Income Securities
The Fixed Income Funds and the Strategic Alternatives Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and/or other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.
“TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities”.
The Fixed Income Funds may enter into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.
U.S. government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. The U.S. government does not guarantee the NAV of the Funds’ shares. Some U.S. government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.
c. Foreign Currency Translations
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.
d. Loan Participations
The Fixed Income Funds, Defensive Market Strategies Fund and Strategic Alternatives Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate borrowers. Investments in loans may be in the form of participations in loans. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The holder may invest in multiple series of a loan, which may have varying terms and carry different associated risks. The holder generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, these instruments may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When investing in a loan participation, the holder has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
The Fixed Income Funds, Defensive Market Strategies Fund, and Strategic Alternatives Fund may invest in floating rate loans, some of which may be unfunded corporate loan commitments (“commitments”). Commitments may obligate the holder to furnish temporary financing to a borrower until permanent financing can be arranged. The holder may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the holder may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense on the Statements of Operations. There were no commitments at December 31, 2018.
e. REITs
The Fixed Income Funds and the Equity Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.
Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
f. Repurchase Agreements
Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
Repurchase transactions are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.
At December 31, 2018, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:
Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received	Net Amount(2)
Money Market
Bank of Montreal	$ 45,000,000	$ (45,000,000)	$ —	$ —
Bank of Nova Scotia	60,000,000	(60,000,000)	—	—
BNP Paribas	53,000,000	(53,000,000)	—	—
Citigroup Global Markets, Inc.	10,000,000	(10,000,000)	—	—
Credit Agricole	30,000,000	(30,000,000)	—	—
Goldman Sachs & Co.	43,000,000	(43,000,000)	—	—
HSBC Securities USA, Inc.	51,000,000	(51,000,000)	—	—

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received	Net Amount(2)
Money Market
Mitsubishi UFJ Securities USA, Inc.	$ 30,000,000	$ (30,000,000)	$ —	$ —
Mizuho Securities USA, Inc.	50,000,000	(50,000,000)	—	—
Natixis S.A.	25,000,000	(25,000,000)	—	—
TD Securities USA LLC	60,000,000	(60,000,000)	—	—
Total Repurchase Agreements	$ 457,000,000	$ (457,000,000)	$ —	$ —

Medium-Duration Bond
Merrill Lynch Pierce Fenner & Smith	$ 28,600,000	$ (28,600,000)	$ —	$ —
(1) The value of the related collateral received exceeded the value of the repurchase agreements as of December 31, 2018.
(2) Net amount represents the net amount of receivable due from (payable to) the counterparty in the event of a default.
Additional information about master netting arrangements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.
g. Short Sales
A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be collateralized by cash equivalents maintained in a segregated account with the broker. Cash deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss; and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.
The Fixed Income Funds and Strategic Alternatives Fund may sell short U.S. Treasury securities and derivatives such as, but not limited to, swaps, futures contracts and currency forwards to manage risk (e.g., duration, currency, credit, etc.). The Fixed Income Funds may occasionally enter into a short sale to initiate a dollar roll transaction. The Low-Duration Bond Fund was involved in dollar roll transactions with U.S. Treasury securities throughout the year. The Strategic Alternatives Fund may establish short positions in stocks of companies with a market value of up to 40% of the Fund's assets. The Defensive Market Strategies Fund may establish short positions in stocks of companies with a market value of up to 30% of the Fund’s assets. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 10% of the Fund’s assets.
At December 31, 2018, the values of securities sold short in the Low-Duration Bond Fund, International Equity Fund and Strategic Alternatives Fund amounted to $5,992,418, $53,090,663 and $17,453,605, respectively.
h. Synthetic Convertible Instruments
The Defensive Market Strategies Fund establishes synthetic convertible instruments. Synthetic convertible instruments combine fixed-income securities (which may be convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, a basket of fixed-income securities are pooled with a basket of options or warrants that produce the characteristics similar to a convertible security. The risks of investing in synthetic convertible instruments include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with synthetic convertible instruments and the appreciation potential may be limited. Synthetic convertible instruments may be more volatile and less liquid than other investments held by the Fund.

i. Derivative Financial Instruments
The Funds may engage in various portfolio strategies to seek to increase their return by hedging their portfolios against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred.
Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.
Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.
Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
Foreign Currency Options and Futures — The Fixed Income Funds, Strategic Alternatives Fund and Defensive Market Strategies Fund may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.
Forward Foreign Exchange Contracts — Certain Funds may enter into forward foreign currency exchange contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.
When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities.
Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap agreement on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption.
Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the associated option and swap agreement amounts reported in the Statement of Assets and Liabilities. The Funds bear the market risk arising from any change in index values or interest rates.
Swap Agreements — Each Select Fund, except the Money Market Fund, may enter into swap agreements, such as total return swaps. The Equity Funds may enter into equity swap agreements, and the International Equity Fund and Emerging Markets Equity Fund may also enter into cross-currency swap agreements. The Fixed Income Funds may enter into interest rate, credit default, and cross-currency swap agreements. The Strategic Alternatives Fund may enter into equity and interest rate swap agreements.
Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market, or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement).
Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available; and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Fund’s sub-adviser.
Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Certain of the Funds’ derivative agreements contain provisions that require the Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one-month, three-month and 12-month periods. If a Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the year ended December 31, 2018, all of the Funds maintained the required level of net assets and/or the NAVs of the Funds did not decline below the limits set forth in the derivative agreements.
Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.
Credit Default Swaps — Credit default swap (“CDS”) agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on CDS agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.
Upfront payments made or received in connection with CDS agreements are amortized over the expected life of the CDS agreements as unrealized gains or losses on swap agreements. The change in value of the CDS agreements is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.
The sub-advisers monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of their ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a CDS increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by upfront payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.
If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
CDS agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use CDS on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.
CDS agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike CDS on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use CDS on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation's default. At December 31, 2018, there were no investments in CDS agreements on asset-backed securities.
CDS agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using CDS with standardized terms including a fixed spread and standard maturity dates. An index CDS references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use CDS on credit indices to hedge a portfolio of CDS or bonds with a CDS on indices which is less expensive than it would be to buy many CDS to achieve a similar effect. CDS on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of CDS agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.
CDS involve greater risks than if the Funds had invested in the referenced obligation directly. In addition to general market risks, CDS are subject to liquidity risk and counterparty credit risk. The Funds enter into CDS with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the referenced obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.
FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” require additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has been incorporated for the current period as part of the Schedules of Investments within the Swap agreements outstanding disclosure and in the Notes to Financial Statements.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
Centrally Cleared Swap Agreements — Centrally cleared swaps are either interest rate or CDS agreements brokered by the Chicago Mercantile Exchange, London Clearing House or the Intercontinental Exchange (the “Exchanges”) where the Exchanges are the counterparty to both the buyer and seller of protection. Centrally cleared swaps involve a lesser degree of risk because the Exchanges, as counterparties, monitor risk factors for the involved parties. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the agreement, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “Margin”) and daily interest on the margin. In the case of centrally cleared interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.
Centrally cleared swaps require no payments at the beginning of the measurement period nor are there liquidation payments at the termination of the swap.

Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap agreements may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows but only for exchanging interest cash flows. At December 31, 2018, there were no cross-currency swap agreements.
Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.
Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows are based on the price of a commodity and in return a Fund receives either fixed or determined by floating price rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indexes involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.
Forward Rate Agreements — Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Funds enter into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.
Variance Swap Agreements — Variance swap agreements involve two parties exchanging cash payments based on the difference between the stated level of variance (“Variance Strike Price”) and the actual variance realized on an underlying asset or index. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. A Fund may enter into variance swaps in an attempt to hedge market risk or adjust exposure to the markets.

Offsetting of Financial and Derivative Assets and Liabilities
Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to an ISDA MA in the Statements of Assets and Liabilities.
At December 31, 2018, derivative assets and liabilities (by type) held by the Funds are as follows:
Fund	Assets	Liabilities
MyDestination 2015
Derivative Financial Instruments:
Futures contracts	$ 21,606	$ 875
Total derivative assets and liabilities in the Statements of Assets and Liabilities	21,606	875
Derivatives not subject to an MA or similar agreement	21,606	875
Total assets and liabilities subject to an MA	$ —	$ —
MyDestination 2025
Derivative Financial Instruments:
Futures contracts	$ 57,529	$ 2,975
Total derivative assets and liabilities in the Statements of Assets and Liabilities	57,529	2,975
Derivatives not subject to an MA or similar agreement	57,529	2,975
Total assets and liabilities subject to an MA	$ —	$ —
MyDestination 2035
Derivative Financial Instruments:
Futures contracts	$ 64,774	$ 3,500
Total derivative assets and liabilities in the Statements of Assets and Liabilities	64,774	3,500
Derivatives not subject to an MA or similar agreement	64,774	3,500
Total assets and liabilities subject to an MA	$ —	$ —
MyDestination 2045
Derivative Financial Instruments:
Futures contracts	$ 46,294	$ 2,975
Total derivative assets and liabilities in the Statements of Assets and Liabilities	46,294	2,975
Derivatives not subject to an MA or similar agreement	46,294	2,975
Total assets and liabilities subject to an MA	$ —	$ —
MyDestination 2055
Derivative Financial Instruments:
Futures contracts	$ 16,231	$ 875
Total derivative assets and liabilities in the Statements of Assets and Liabilities	16,231	875
Derivatives not subject to an MA or similar agreement	16,231	875
Total assets and liabilities subject to an MA	$ —	$ —

Fund	Assets	Liabilities
Conservative Allocation
Derivative Financial Instruments:
Futures contracts	$ 10,194	$ 700
Total derivative assets and liabilities in the Statements of Assets and Liabilities	10,194	700
Derivatives not subject to an MA or similar agreement	10,194	700
Total assets and liabilities subject to an MA	$ —	$ —
Balanced Allocation
Derivative Financial Instruments:
Futures contracts	$ 89,583	$ 4,900
Total derivative assets and liabilities in the Statements of Assets and Liabilities	89,583	4,900
Derivatives not subject to an MA or similar agreement	89,583	4,900
Total assets and liabilities subject to an MA	$ —	$ —
Growth Allocation
Derivative Financial Instruments:
Futures contracts	$ 75,951	$ 5,075
Total derivative assets and liabilities in the Statements of Assets and Liabilities	75,951	5,075
Derivatives not subject to an MA or similar agreement	75,951	5,075
Total assets and liabilities subject to an MA	$ —	$ —
Aggressive Allocation
Derivative Financial Instruments:
Futures contracts	$ 88,160	$ 6,125
Total derivative assets and liabilities in the Statements of Assets and Liabilities	88,160	6,125
Derivatives not subject to an MA or similar agreement	88,160	6,125
Total assets and liabilities subject to an MA	$ —	$ —
Low-Duration Bond
Derivative Financial Instruments:
Futures contracts	$ 394,035	$ 529,150
Forward foreign exchange contracts	324,113	445,104
Options	716,736	1,063,233
Centrally cleared swaps	3,870	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,438,754	2,037,487
Derivatives not subject to an MA or similar agreement	553,602	601,782
Total assets and liabilities subject to an MA	$ 885,152	$ 1,435,705
Medium-Duration Bond
Derivative Financial Instruments:
Futures contracts	$ 1,500,155	$ 411,585
Forward foreign exchange contracts	2,513,716	3,650,281
Options	4,313,923	5,600,038
Centrally cleared swaps	—	430,552
Swap agreements	943,647	117,802
Total derivative assets and liabilities in the Statements of Assets and Liabilities	9,271,441	10,210,258
Derivatives not subject to an MA or similar agreement	2,065,152	1,662,531
Total assets and liabilities subject to an MA	$ 7,206,289	$ 8,547,727

Fund	Assets	Liabilities

Global Bond
Derivative Financial Instruments:
Futures contracts	$ 58,937	$ —
Forward foreign exchange contracts	1,667,434	578,469
Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,726,371	578,469
Derivatives not subject to an MA or similar agreement	58,937	—
Total assets and liabilities subject to an MA	$ 1,667,434	$ 578,469
Defensive Market Strategies
Derivative Financial Instruments:
Forward foreign exchange contracts	$ 10,806	$ 150,048
Options	—	2,392,827
Total derivative assets and liabilities in the Statements of Assets and Liabilities	10,806	2,542,875
Derivatives not subject to an MA or similar agreement	10,806	2,542,875
Total assets and liabilities subject to an MA	$ —	$ —
Equity Index
Derivative Financial Instruments:
Futures contracts	$ 646,500	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	646,500	—
Derivatives not subject to an MA or similar agreement	646,500	—
Total assets and liabilities subject to an MA	$ —	$ —
Value Equity
Derivative Financial Instruments:
Futures contracts	$ 388,530	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	388,530	—
Derivatives not subject to an MA or similar agreement	388,350	—
Total assets and liabilities subject to an MA	$ —	$ —
Growth Equity
Derivative Financial Instruments:
Futures contracts	$ 437,760	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	437,760	—
Derivatives not subject to an MA or similar agreement	437,760	—
Total assets and liabilities subject to an MA	$ —	$ —
Small Cap Equity
Derivative Financial Instruments:
Futures contracts	$ 108,135	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	108,135	—
Derivatives not subject to an MA or similar agreement	108,135	—
Total assets and liabilities subject to an MA	$ —	$ —

Fund	Assets	Liabilities
International Equity Index
Derivative Financial Instruments:
Futures contracts	$ 15,040	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	15,040	—
Derivatives not subject to an MA or similar agreement	15,040	—
Total assets and liabilities subject to an MA	$ —	$ —
International Equity
Derivative Financial Instruments:
Futures contracts	$ 169,271	$ 72,318
Forward foreign exchange contracts	1,368,338	4,392,913
Swap agreements	589,822	845,296
Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,127,431	5,310,527
Derivatives not subject to an MA or similar agreement	169,271	72,318
Total assets and liabilities subject to an MA	$ 1,958,160	$ 5,238,209
Emerging Markets Equity
Derivative Financial Instruments:
Futures contracts	$ 51,440	$ 199,422
Forward foreign exchange contracts	1,422,223	904,793
Swap agreements	2,911	152,454
Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,476,574	1,256,669
Derivatives not subject to an MA or similar agreement	51,440	199,422
Total assets and liabilities subject to an MA	$ 1,425,134	$ 1,057,247
Global Real Estate Securities
Derivative Financial Instruments:
Futures contracts	$ 53,841	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	53,841	—
Derivatives not subject to an MA or similar agreement	53,841	—
Total assets and liabilities subject to an MA	$ —	$ —
Strategic Alternatives
Derivative Financial Instruments:
Futures contracts	$ 49,473	$ 125,574
Forward foreign exchange contracts	12,998,680	13,403,448
Options	524,095	932,515
Centrally cleared swaps	—	39,390
Swap agreements	85,058	28,768
Total derivative assets and liabilities in the Statements of Assets and Liabilities	13,657,306	14,529,695
Derivatives not subject to an MA or similar agreement	566,513	1,094,422
Total assets and liabilities subject to an MA	$13,090,793	$13,435,273
The futures contracts and centrally cleared swap agreements shown above represent the variation margin shown on the Statements of Assets and Liabilities, which is the daily change in the unrealized appreciation (depreciation) for open futures and centrally cleared swap agreements.

At December 31, 2018, derivative assets and liabilities by counterparty net of amounts available for offset under an MA and net of the related collateral (received)/pledged by the Trust are as follows:
Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an MA	Derivative Liabilities Subject to an MA	Value of Derivatives Subject to an MA	Collateral (Received)/ Pledged	Net Exposure
Low-Duration Bond
Sub-adviser A
Other Counterparties*	$ 349,127	$ (661,374)	$ (312,247)	$ —	$ (312,247)
Sub-adviser B
Other Counterparties*	536,025	(770,976)	(234,951)	9,900	(225,051)
Sub-adviser C
Other Counterparties*	—	(3,355)	(3,355)	—	(3,355)
Total Derivatives	$ 885,152	$ (1,435,705)	$ (550,553)	$ 9,900	$ (540,653)
Medium-Duration Bond
Sub-adviser A
Other Counterparties*	$ 151,799	$ (263,983)	$ (112,184)	$ 22,024	$ (90,160)
Sub-adviser B
Other Counterparties*	5,935,133	(7,432,792)	(1,497,659)	758,991	(738,668)
Sub-adviser C
Other Counterparties*	1,119,357	(850,952)	268,405	—	268,405
Total Derivatives	$ 7,206,289	$ (8,547,727)	$ (1,341,438)	$ 781,015	$ (560,423)
Global Bond
Sub-adviser A
CITI	$ 1,051,161	$ (443,974)	$ 607,187	$ —	$ 607,187
BAR	616,273	(134,495)	481,778	—	481,778
Total Derivatives	$ 1,667,434	$ (578,469)	$ 1,088,965	$ —	$ 1,088,965
International Equity
Sub-adviser A
Other Counterparties*	$1,856,808	$(5,233,343)	$(3,376,535)	$3,045,474	$ (331,061)
Sub-adviser B
Other Counterparties*	101,352	(4,866)	96,486	—	96,486
Total Derivatives	$ 1,958,160	$ (5,238,209)	$ (3,280,049)	$3,045,474	$ (234,575)
Emerging Markets Equity
Sub-adviser A
Other Counterparties*	$1,425,134	$(1,021,190)	$ 403,944	$ (370,457)	$ 33,487
Sub-adviser B
Other Counterparties*	—	(36,057)	(36,057)	—	(36,057)
Total Derivatives	$ 1,425,134	$ (1,057,247)	$ 367,887	$ (370,457)	$ (2,570)

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an MA	Derivative Liabilities Subject to an MA	Value of Derivatives Subject to an MA	Collateral (Received)/ Pledged	Net Exposure
Strategic Alternatives
Sub-adviser A
GSC	$ 4,099,600	$ (5,616,856)	$(1,517,256)	$1,100,000	$ (417,256)
SS	3,175,373	(1,133,604)	2,041,769	—	2,041,769
Other Counterparties*	5,113,734	(6,098,001)	(984,267)	1,047,572	63,305
	12,388,707	(12,848,461)	(459,754)	2,147,572	1,687,818
Sub-adviser B
Other Counterparties*	675,050	(563,461)	111,589	(41,507)	70,082
Sub-adviser C
Other Counterparties*	27,036	(23,351)	3,685	—	3,685
Total Derivatives	$ 13,090,793	$ (13,435,273)	$ (344,480)	$2,106,065	$1,761,585
*Other Counterparties represent amounts that are held with counterparties where the absolute value of the total net exposure is less than 0.05% of the net assets of the respective Fund. Those holdings are deemed individually immaterial to the respective Fund and are listed collectively.
Additional information about master netting arrangements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.
Derivative Holdings Categorized by Risk Exposure
FASB “Derivatives and Hedging” also requires all companies to disclose information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.
Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Receivables: Variation margin*	Payables: Variation margin*
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Foreign exchange contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Equity contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Receivables: Variation margin*	Payables: Variation margin*
*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures and centrally cleared swap agreements. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until December 31, 2018.

	Asset Derivative Value
Fund	Total Value at 12/31/18	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ 68,143	$ 68,143	$ —	$ —	$ —
MyDestination 2025
Futures	$ 123,105	$ 123,105	$ —	$ —	$ —
MyDestination 2035
Futures	$ 66,372	$ 66,372	$ —	$ —	$ —
MyDestination 2045
Futures	$ 21,103	$ 21,103	$ —	$ —	$ —
MyDestination 2055
Futures	$ 3,014	$ 3,014	$ —	$ —	$ —
Conservative Allocation
Futures	$ 22,770	$ 22,770	$ —	$ —	$ —
Balanced Allocation
Futures	$ 284,131	$ 284,131	$ —	$ —	$ —
Growth Allocation
Futures	$ 107,531	$ 107,531	$ —	$ —	$ —
Low-Duration Bond
Forwards	$ 324,113	$ —	$ 324,113	$ —	$ —
Futures	4,113,042	4,113,042	—	—	—
Purchased Options	716,736	716,736	—	—	—
Swaps	21,205	12,639	—	8,566	—
Totals	$ 5,175,096	$ 4,842,417	$ 324,113	$ 8,566	$ —
Medium-Duration Bond
Forwards	$ 2,513,716	$ —	$ 2,513,716	$ —	$ —
Futures	12,248,404	12,248,404	—	—	—
Purchased Options	4,313,923	4,181,754	132,169	—	—
Swaps	4,864,655	4,464,294	—	400,361	—
Totals	$ 23,940,698	$ 20,894,452	$ 2,645,885	$ 400,361	$ —
Global Bond Fund
Forwards	$ 1,667,434	$ —	$ 1,667,434	$ —	$ —
Futures	439,531	439,531	—	—	—
Totals	$ 2,106,965	$ 439,531	$ 1,667,434	$ —	$ —
Defensive Market Strategies
Forwards	$ 10,806	$ —	$ 10,806	$ —	$ —
International Equity
Forwards	$ 1,368,338	$ —	$ 1,368,338	$ —	$ —
Futures	305,893	—	—	—	305,893
Swaps	589,822	—	—	—	589,822
Totals	$ 2,264,053	$ —	$ 1,368,338	$ —	$ 895,715

	Asset Derivative Value
Fund	Total Value at 12/31/18	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Emerging Markets Equity
Forwards	$ 1,422,223	$ —	$ 1,422,223	$ —	$ —
Futures	128,999	—	—	—	128,999
Swaps	2,911	—	—	—	2,911
Totals	$ 1,554,133	$ —	$ 1,422,223	$ —	$ 131,910
Strategic Alternatives
Forwards	$ 12,998,680	$ —	$ 12,998,680	$ —	$ —
Futures	130,582	130,582	—	—	—
Purchased Options	524,095	—	—	—	524,095
Swaps	1,375,679	1,306,422	17,086	—	52,171
Totals	$ 15,029,036	$ 1,437,004	$ 12,998,680	$ —	$ 576,266

Liability Derivative Value
Fund	Total Value at 12/31/18	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ 103,983	$ —	$ —	$ —	$ 103,983
MyDestination 2025
Futures	$ 354,208	$ —	$ —	$ —	$ 354,208
MyDestination 2035
Futures	$ 397,089	$ —	$ —	$ —	$ 397,089
MyDestination 2045
Futures	$ 343,787	$ —	$ —	$ —	$ 343,787
MyDestination 2055
Futures	$ 68,213	$ —	$ —	$ —	$ 68,213
Conservative Allocation
Futures	$ 63,477	$ —	$ —	$ —	$ 63,477
Balanced Allocation
Futures	$ 541,114	$ —	$ —	$ —	$ 541,114
Growth Allocation
Futures	$ 588,421	$ —	$ —	$ —	$ 588,421
Aggressive Allocation
Futures	$ 676,590	$ —	$ —	$ —	$ 676,590
Low-Duration Bond
Forwards	$ 445,104	$ —	$ 445,104	$ —	$ —
Futures	4,166,144	4,166,144	—	—	—
Written Options	1,063,233	1,063,233	—	—	—
Swaps	73,279	73,279	—	—	—
Totals	$ 5,747,760	$ 5,302,656	$ 445,104	$ —	$ —

	Liability Derivative Value
Fund	Total Value at 12/31/18	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Medium-Duration Bond
Forwards	$ 3,650,281	$ —	$ 3,650,281	$ —	$ —
Futures	3,543,537	3,543,537	—	—	—
Written Options	5,600,038	5,571,963	28,075	—	—
Swaps	8,679,547	7,431,648	—	1,247,899	—
Totals	$ 21,473,403	$ 16,547,148	$ 3,678,356	$ 1,247,899	$ —
Global Bond Fund
Forwards	$ 578,469	$ —	$ 578,469	$ —	$ —
Futures	257,467	257,467	—	—	—
Totals	835,936	$ 257,467	$ 578,469	$ —	$ —
Defensive Market Strategies
Forwards	$ 150,048	$ —	$ 150,048	$ —	$ —
Written Options	2,392,827	—	—	—	2,392,827
Totals	$ 2,542,875	$ —	$ 150,048	$ —	$ 2,392,827
Equity Index
Futures	$ 1,421,472	$ —	$ —	$ —	$ 1,421,472
Value Equity
Futures	$ 928,146	$ —	$ —	$ —	$ 928,146
Growth Equity
Futures	$ 2,051,984	$ —	$ —	$ —	$ 2,051,984
Small Cap Equity
Futures	$ 481,715	$ —	$ —	$ —	$ 481,715
International Equity Index
Futures	$ 435,045	$ —	$ —	$ —	$ 435,045
International Equity
Forwards	$ 4,392,913	$ —	$ 4,392,913	$ —	$ —
Futures	2,013,947	—	—	—	2,013,947
Swaps	845,296	—	—	—	845,296
Totals	$ 7,252,156	$ —	$ 4,392,913	$ —	$ 2,859,243
Emerging Markets Equity
Forwards	$ 904,793	$ —	$ 904,793	$ —	$ —
Futures	822,423	—	—	—	822,423
Swaps	152,454	—	—	—	152,454
Totals	$ 1,879,670	$ —	$ 904,793	$ —	$ 974,877
Global Real Estate Securities
Futures	$ 205,915	$ —	$ —	$ —	$ 205,915

	Liability Derivative Value
Fund	Total Value at 12/31/18	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Strategic Alternatives
Forwards	$ 13,403,448	$ —	$ 13,403,448	$ —	$ —
Futures	568,644	568,644	—	—	—
Written Options	932,515	—	—	—	932,515
Swaps	1,092,291	1,064,948	—	—	27,343
Totals	$ 15,996,898	$ 1,633,592	$ 13,403,448	$ —	$ 959,858

Derivative Type	Location on the Statements of Operations
Interest rate contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Swap agreements
Net realized gain (loss) from: Forward rate agreements
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Swap agreements
Net change in unrealized appreciation (depreciation) on: Forward rate agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Foreign exchange contracts	Net realized gain (loss) from: Foreign currency
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Foreign currency
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Credit contracts	Net realized gain (loss) from: Swap agreements
Net change in unrealized appreciation (depreciation) on: Swap agreements
Equity contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net unrealized appreciation (depreciation) on: Futures
Net unrealized appreciation (depreciation) on: Option contracts written
Net unrealized appreciation (depreciation) on: Option contracts purchased

Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/18	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ (219,700)	$ (113,037)	$ —	$ —	$ (106,663)
MyDestination 2025
Futures	$ (917,257)	$ (233,268)	$ —	$ —	$ (683,989)
MyDestination 2035
Futures	$ (661,039)	$ (107,105)	$ —	$ —	$ (553,934)
MyDestination 2045
Futures	$ (569,311)	$ (43,897)	$ —	$ —	$ (525,414)

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/18	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2055
Futures	$ (213,755)	$ (956)	$ —	$ —	$ (212,799)
Conservative Allocation
Futures	$ (157,108)	$ (54,237)	$ —	$ —	$ (102,871)
Balanced Allocation
Futures	$ (1,243,469)	$ (516,933)	$ —	$ —	$ (726,536)
Growth Allocation
Futures	$ (1,138,812)	$ (187,137)	$ —	$ —	$ (951,675)
Aggressive Allocation
Futures	$ (1,081,767)	$ —	$ —	$ —	$ (1,081,767)
Low-Duration Bond
Forwards	$ (569,578)	$ —	$ (569,578)	$ —	$ —
Futures	(394,108)	(394,108)	—	—	—
Purchased Options	(235,467)	(234,224)	(1,243)	—	—
Swaps	1,108,962	956,164	—	152,798	—
Forward Rate Agreements	(829,601)	(829,601)	—	—	—
Written Options	131,726	54,205	20,788	56,733	—
Totals	$ (825,853)	$ (485,351)	$ (550,033)	$ 209,531	$ —
Medium-Duration Bond
Forwards	$ 1,235,633	$ —	$ 1,235,633	$ —	$ —
Futures	(8,592,438)	(8,592,438)	—	—	—
Purchased Options	(3,964,884)	(3,644,943)	(308,011)	(11,930)	—
Swaps	6,783,043	6,580,518	—	167,761	34,764
Written Options	3,639,095	2,713,793	871,001	54,301	—
Totals	$ (899,551)	$ (2,943,070)	$ 1,798,623	$ 210,132	$ 34,764
Global Bond
Forwards	$ (4,560,042)	$ —	$ (4,560,042)	$ —	$ —
Futures	(1,158,018)	(1,158,018)	—	—	—
Purchased Options	(390,038)	—	(390,038)	—	—
Written Options	93,347	—	93,347	—	—
Totals	$ (6,014,751)	$ (1,158,018)	$ (4,856,733)	$ —	$ —
Defensive Market Strategies
Forwards	$ 640,427	$ —	$ 640,427	$ —	$ —
Written Options	(4,096,739)	—	—	—	(4,096,739)
Totals	$ (3,456,312)	$ —	$ 640,427	$ —	$ (4,096,739)
Equity Index
Futures	$ (358,475)	$ —	$ —	$ —	$ (358,475)
Value Equity
Futures	$ 2,239,050	$ —	$ —	$ —	$ 2,239,050
Growth Equity
Futures	$ 618,324	$ —	$ —	$ —	$ 618,324

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total Value at 12/31/18	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Small Cap Equity
Futures	$ (2,249,972)	$ —	$ —	$ —	$ (2,249,972)
International Equity Index
Futures	$ (3,598,700)	$ —	$ —	$ —	$ (3,598,700)
International Equity
Forwards	$ 3,634,240	$ —	$ 3,634,240	$ —	$ —
Futures	(5,865,032)	—	—	—	(5,865,032)
Swaps	(1,866,302)	—	—	—	(1,866,302)
Totals	$ (4,097,094)	$ —	$ 3,634,240	$ —	$ (7,731,334)
Emerging Markets Equity
Forwards	$ (2,761,237)	$ —	$ (2,761,237)	$ —	$ —
Futures	(4,678,621)	—	—	—	(4,678,621)
Swaps	(211,852)	—	—	—	(211,852)
Totals	$ (7,651,710)	$ —	$ (2,761,237)	$ —	$ (4,890,473)
Global Real Estate Securities
Forwards	$ (1,550)	$ —	$ (1,550)	$ —	$ —
Futures	(645,882)	—	—	—	(645,882)
Totals	$ (647,432)	$ —	$ (1,550)	$ —	$ (645,882)
Strategic Alternatives
Forwards	$ 175,389	$ —	$ 175,389	$ —	$ —
Futures	109,505	120,466	—	—	(10,961)
Purchased Options	378,473	—	(90,770)	—	469,243
Swaps	519,376	348,569	42,328	809	127,670
Written Options	(1,316,823)	—	74,935	—	(1,391,758)
Totals	$ (134,080)	$ 469,035	$ 201,882	$ 809	$ (805,806)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/18	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ (75,663)	$ 14,148	$ —	$ —	$ (89,811)
MyDestination 2025
Futures	$ (370,203)	$ 161,402	$ —	$ —	$ (531,605)
MyDestination 2035
Futures	$ (481,691)	$ 83,170	$ —	$ —	$ (564,861)
MyDestination 2045
Futures	$ (459,393)	$ 26,478	$ —	$ —	$ (485,871)
MyDestination 2055
Futures	$ (88,827)	$ 3,014	$ —	$ —	$ (91,841)
Conservative Allocation
Futures	$ (45,103)	$ 30,831	$ —	$ —	$ (75,934)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/18	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Balanced Allocation
Futures	$ (472,434)	$ 339,392	$ —	$ —	$ (811,826)
Growth Allocation
Futures	$ (776,720)	$ 127,735	$ —	$ —	$ (904,455)
Aggressive Allocation
Futures	$ (985,334)	$ —	$ —	$ —	$ (985,334)
Low-Duration Bond
Forwards	$ 1,903,019	$ —	$ 1,903,019	$ —	$ —
Futures	(65,202)	(65,202)	—	—	—
Purchased Options	468,489	468,489	—	—	—
Swaps	(72,606)	(78,310)	—	5,704	—
Forward Rate Agreements	31,798	31,798	—	—	—
Written Options	(357,244)	(353,137)	—	(4,107)	—
Totals	$ 1,908,254	$ 3,638	$ 1,903,019	$ 1,597	$ —
Medium-Duration Bond
Forwards	$ (348,490)	$ —	$ (348,490)	$ —	$ —
Futures	8,525,517	11,227,948	(2,702,431)	—	—
Purchased Options	1,687,362	1,731,520	(44,158)	—	—
Swaps	(3,895,713)	(2,895,894)	—	(999,819)	—
Written Options	(2,057,641)	(2,107,036)	49,395	—	—
Totals	$ 3,911,035	$ 7,956,538	$ (3,045,684)	$ (999,819)	$ —
Global Bond
Forwards	$ 337,482	$ —	$ 337,482	$ —	$ —
Futures	317,839	317,839	—	—	—
Purchased Options	(62,146)	—	(62,146)	—	—
Written Options	(38,208)	—	(38,208)	—	—
Totals	$ 554,967	$ 317,839	$ 237,128	$ —	$ —
Defensive Market Strategies
Forwards	$ 158,614	$ —	$ 158,614	$ —	$ —
Futures	—	—	—	—	—
Written Options	(354,284)	—	—	—	(354,284)
Totals	$ (195,670)	$ —	$ 158,614	$ —	$ (354,284)
Equity Index
Futures	$ (1,654,162)	$ —	$ —	$ —	$ (1,654,162)
Value Equity
Futures	$ (1,349,338)	$ —	$ —	$ —	$ (1,349,338)
Growth Equity
Futures	$ (2,591,050)	$ —	$ —	$ —	$ (2,591,050)
Small Cap Equity
Futures	$ (659,331)	$ —	$ —	$ —	$ (659,331)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total Value at 12/31/18	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
International Equity Index
Futures	$ (521,677)	$ —	$ —	$ —	$ (521,677)
International Equity
Forwards	$ (2,309,894)	$ —	$ (2,309,894)	$ —	$ —
Futures	(3,406,061)	—	—	—	(3,406,061)
Swaps	(714,311)	—	—	—	(714,311)
Totals	$ (6,430,266)	$ —	$ (2,309,894)	$ —	$ (4,120,372)
Emerging Markets Equity
Forwards	$ 81,210	$ —	$ 81,210	$ —	$ —
Futures	(2,248,972)	—	—	—	(2,248,972)
Swaps	(20,787)	—	—	—	(20,787)
Totals	$ (2,188,549)	$ —	$ 81,210	$ —	$ (2,269,759)
Global Real Estate Securities
Futures	$ (218,180)	$ —	$ —	$ —	$ (218,180)
Strategic Alternatives
Forwards	$ (132,813)	$ —	$ (132,813)	$ —	$ —
Futures	(438,062)	—	—	—	(438,062)
Swaps	283,388	241,474	17,086	—	24,828
Purchased Options	304,141	—	—	—	304,141
Written Options	108,712	—	—	—	108,712
Totals	$ 125,366	$ 241,474	$ (115,727)	$ —	$ (381)
Volume of Derivative Transactions
The table below summarizes the average balance of derivative holdings by fund during the year ended December 31, 2018. The average balance of derivatives held is indicative of the trading volume of each Fund.
	Long Derivative Volume
	Forward Foreign Currency Contracts	Financial Futures Contracts	Purchased Option Contracts	Swap Agreements
MyDestination 2015	$ —	$ 7,949,849	$ —	$ —
MyDestination 2025	—	17,226,897	—	—
MyDestination 2035	—	14,622,389	—	—
MyDestination 2045	—	10,732,549	—	—
MyDestination 2055	—	2,986,634	—	—
Conservative Allocation	—	7,256,571	—	—
Balanced Allocation	—	28,840,150	—	—
Growth Allocation	—	24,004,728	—	—
Aggressive Allocation	—	22,185,389	—	—
Low-Duration Bond	39,006,430	626,647,233	130,927	461,181,818
Medium-Duration Bond	132,627,248	1,068,775,376	2,717,338	502,923,449
Global Bond	42,306,003	77,795,270	54,280	—
Defensive Market Strategies	17,903,350	—	—	—
Equity Index	—	42,018,148	—	—

	Long Derivative Volume
	Forward Foreign Currency Contracts	Financial Futures Contracts	Purchased Option Contracts	Swap Agreements
Value Equity	$ —	$ 42,251,140	$ —	$ —
Growth Equity	—	56,711,616	—	—
Small Cap Equity	—	21,638,051	—	—
International Equity Index	—	16,325,588	—	—
International Equity	216,917,945	120,529,972	—	18,167,374
Emerging Markets Equity	80,592,784	57,937,655	—	73,258,557
Global Real Estate Securities	—	5,841,278	—	—
Strategic Alternatives	484,431,016	12,513,801	450,977	100,974,280

	Short Derivative Volume
	Forward Foreign Currency Contracts	Financial Futures Contracts	Written Option Contracts	Swap Agreements
Low-Duration Bond	$ 24,530,613	$ 274,692,997	$ 495,881	$ 230,139,811
Medium-Duration Bond	93,748,660	893,147,435	2,949,468	420,892,383
Global Bond	53,297,580	18,488,959	15,320	—
Defensive Market Strategies	478,963	—	552,627	—
International Equity	212,956,595	42,758,504	—	17,545,708
Emerging Markets Equity	95,120,685	10,678,029	—	1,384,532
Strategic Alternatives	485,655,974	33,133,197	858,060	138,372,716
j. Dividends and Distributions to Shareholders
The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund and Global Bond Fund declare and pay dividends from net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. Each of the Defensive Market Strategies Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund declares and pays dividends from net investment income semi-annually. Each of the other Funds (including all the Target Date Funds and Asset Allocation Funds) declares and pays dividends from net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. Dividends and distributions to shareholders are recorded on the ex-dividend date.
k. Expenses
Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to their relative net assets. Each Class of shares bears its pro-rata portion of expenses attributable to its Class, except that each Class separately bears expenses related specifically to that Class, such as shareholder reporting, registration, transfer agent, shareholder servicing and distribution fees.
l. Security Transactions, Income and Realized Gains and Losses
Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date, except certain dividends from foreign securities where the ex-date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued daily, including the amortization of market premium and the accretion of market discount using the effective interest method. Realized gains and losses from security transactions are on an identified cost basis.

3.  FEES AND OTHER TRANSACTIONS
a. Investment Advisory Fees (Affiliate)
Pursuant to a separate investment advisory agreement, GSCM acts as the Adviser to the Funds. As the Adviser, it supervises the investments of the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds, and for such services, each sub-adviser receives a fee from the Funds. The aggregate advisory fees and sub-adviser fees are included in the Statements of Assets and Liabilities and Statements of Operations under “Investment advisory fees”.
The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers are computed daily based upon the net assets of each Fund. The actual advisory fees accrued and the sub-advisory fees accrued during the year ended December 31, 2018, based upon average daily net assets, were as follows:
Fund	Advisory Fees	Sub-Adviser Fees
MyDestination 2015	0.10%	0.00%
MyDestination 2025	0.10%	0.00%
MyDestination 2035	0.10%	0.00%
MyDestination 2045	0.10%	0.00%
MyDestination 2055	0.10%	0.00%
Conservative Allocation	0.10%	0.00%
Balanced Allocation	0.10%	0.00%
Growth Allocation	0.10%	0.00%
Aggressive Allocation	0.10%	0.00%
Money Market	0.07%	0.04%
Low-Duration Bond	0.11%	0.19%
Medium-Duration Bond	0.13%	0.19%
Extended-Duration Bond	0.25%	0.23%
Global Bond	0.25%	0.23%
Defensive Market Strategies	0.33%	0.29%
Equity Index	0.08%	0.01%
Value Equity	0.33%	0.21%
Growth Equity	0.33%	0.34%
Small Cap Equity	0.33%	0.60%
International Equity Index	0.10%	0.01%
International Equity	0.33%	0.39%
Emerging Markets Equity	0.33%	0.61%
Global Real Estate Securities	0.30%	0.38%
Strategic Alternatives	0.40%	0.47%
For the year ended December 31, 2018, advisory fees and waivers for each Fund were as follows:
	Gross Advisory Fee	Waiver/ Reimbursements(1)	Net Advisory Fee (Reimbursement)
MyDestination 2015	$ 635,273	$ (129,495)	$ 505,778
MyDestination 2025	1,150,409	(174,630)	975,779
MyDestination 2035	695,239	(53,379)	641,860
MyDestination 2045	529,019	(32,865)	496,154
MyDestination 2055	138,299	(117,152)	21,147
Conservative Allocation	515,118	—	515,118
Balanced Allocation	1,578,153	—	1,578,153
Growth Allocation	1,228,747	—	1,228,747
Aggressive Allocation	1,051,158	—	1,051,158
Money Market(2)	824,387	—	824,387

	Gross Advisory Fee	Waiver/ Reimbursements(1)	Net Advisory Fee (Reimbursement)
Low-Duration Bond	$1,023,745	$ (48,549)	$ 975,196
Medium-Duration Bond	1,970,655	(174,019)	1,796,636
Extended-Duration Bond	580,636	(13,762)	566,874
Global Bond	1,359,670	(86,418)	1,273,252
Defensive Market Strategies	3,413,559	(87,105)	3,326,454
Equity Index	968,332	(95,755)	872,577
Value Equity	4,672,749	(82,469)	4,590,280
Growth Equity	5,767,732	(150,962)	5,616,770
Small Cap Equity	1,887,784	(52,846)	1,834,938
International Equity Index	299,004	—	299,004
International Equity	4,932,354	(176,471)	4,755,883
Emerging Markets Equity	1,565,001	352,608	1,917,609
Global Real Estate Securities	680,960	(10,443)	670,517
Strategic Alternatives	1,531,886	(41,229)	1,490,657
(1)Also includes Shareholder Servicing Fee waivers as disclosed in Note 3b.
(2)The Statement of Operations “Expenses waived/reimbursed net of amount recaptured” for the Money Market Fund includes shareholder servicing fee waiver and other waivers.
b. Shareholder Servicing Fees (Affiliate)
The Board of Trustees has adopted a Shareholder Service Plan for the Investor Class of each Fund. Under this Plan, the Investor Class of each Fund, was authorized to pay fees of 0.25% of average daily net assets to parties that provide services for and maintain shareholder accounts.
GuideStone Financial Resources (or its affiliate) voluntarily agreed to waive shareholder servicing fees and/or reimburse expenses for the Investor Class of the Money Market Fund to the extent necessary to maintain a minimum daily net yield of at least 0.01%. This voluntary shareholder servicing fee waiver and expense reimbursement may be changed or terminated with the consent of the Board of Trustees at any time.
GSCM and/or its affiliates have agreed to waive shareholder service fees attributable to the Funds’ investment of cash balances in the Money Market Fund through April 30, 2019. The waived shareholder service fees are not available for recapture.
c. Expense Limitation (Affiliate)
The Funds have entered into an Expense Cap agreement with GSCM , pursuant to which GSCM has agreed to waive fees and reimburse expenses of the Institutional Class and Investor Class of each Fund listed below (excluding interest, taxes, brokerage commissions, expense incurred in connection with acquired fund fees, expenses on securities sold short, and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of each Class’s average daily net assets through April 30, 2019. On September 30, 2018, GSCM amended the Expense Cap agreement for the Target Date Funds, to waive fees and reimburse expenses (excluding extraordinary expenses) through April 30, 2020. On September 30, 2018, GSCM also amended the Expense Cap agreement for the Institutional Class of the Equity Index Fund and International Equity Index Fund to waive fees and reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities) through April 30, 2020.

	For the Period January 1, 2018 to September 30, 2018		For the Period October 1, 2018 to December 31, 2018
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015	0.20%	0.40%	0.50%	0.75%
MyDestination 2025	0.20%	0.40%	0.50%	0.75%
MyDestination 2035	0.20%	0.40%	0.50%	0.75%
MyDestination 2045	0.20%	0.40%	0.50%	0.75%
MyDestination 2055	0.20%	0.40%	0.50%	0.75%
International Equity Index	0.57%	N/A	0.22%	N/A
Emerging Markets Equity	1.32%	1.57%	1.32%	1.57%
Strategic Alternatives	1.28%	1.53%	1.28%	1.53%
Equity Index	N/A	N/A	0.15%	N/A
Each Fund in turn agrees to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation during the year in which the reimbursement would be made, and provided further that no amount will be reimbursed by the Fund more than three years after the year in which it was incurred or waived by GSCM.
For those funds that had operating expenses in excess of the expense limitation paid, waived or assumed by GSCM during the limitation period, the amounts subject to possible future reimbursement under the expense limitation agreement and the expiration schedule at December 31, 2018 are as follows:
	Institutional Class			Investor Class
	2019	2020	2021	2019	2020	2021
MyDestination 2015	$ N/A	$ —	$23,338	$180,574	$ 30,638	$106,157
MyDestination 2025	N/A	—	34,998	185,515	—	139,632
MyDestination 2035	N/A	—	13,410	206,887	24,128	39,969
MyDestination 2045	N/A	—	6,432	232,288	59,007	26,433
MyDestination 2055	N/A	28,120	27,146	253,134	110,489	90,006
International Equity Index	—	—	—	N/A	N/A	N/A
Emerging Markets Equity	158,243	16,344	—	155,353	77,711	—
Strategic Alternatives	N/A	—	—	N/A	—	—
Equity Index	—	—	—	N/A	N/A	N/A
d. Brokerage Service Arrangements
Subject to best execution, the Adviser directs the sub-advisers to place a certain percentage of security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Funds. These payments can be found on the Statement of Operations under the heading “Fees Paid Indirectly.”
Fund	Expenses Paid Through Brokerage Service Arrangements
Value Equity	$ 44,891
Growth Equity	28,482
Small Cap Equity	30,540
Emerging Markets Equity	4,467
Global Real Estate Securities	17,236

e. Administrator, Transfer Agent and Distributor
The Northern Trust Company (“Northern Trust”) provides administrative and accounting services to the Funds. For its services as Administrator, Northern Trust is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, range between 0.004% and 0.0225% of average daily net assets. For its services as Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended December 31, 2018, BNY Mellon and Northern Trust received $3,525,848 in aggregate fees and expenses for services rendered under the various agreements described above.
Foreside Funds Distributors LLC serves as the Underwriter and does not receive any fees in its capacity as Underwriter from GuideStone Funds. The fees are paid by GSCM.
f. Investments in Affiliates
The Target Date and Asset Allocation Funds do not invest in the underlying Select Funds for the purpose of exercising management or control; however, investments made by each Target Date and Asset Allocation Fund within each of its principal investment strategies may represent a significant portion of an underlying Select Fund’s net assets. At December 31, 2018, the Target Date and Asset Allocation Funds were the owner of record of the following approximate percentages of the total outstanding shares of the underlying Select Funds as detailed below:
Fund	MyDestination 2015	MyDestination 2025	MyDestination 2035	MyDestination 2045	MyDestination 2055
Low-Duration Bond	10.01%	5.58%	—%	—%	—%
Money Market	0.60	1.28	1.28	0.83	0.29
Medium-Duration Bond	10.08	19.79	7.92	2.88	0.55
Global Bond	11.70	16.43	5.41	2.07	0.41
Defensive Market Strategies	6.42	12.16	3.93	2.53	0.72
Equity Index	6.60	17.97	16.20	14.24	4.27
Small Cap Equity	1.95	5.34	4.84	4.33	1.32
International Equity Index	10.62	29.36	27.18	24.04	7.10
Emerging Markets Equity	3.83	10.80	9.91	8.80	2.59
Global Real Estate Securities	2.69	6.35	5.08	4.43	1.27
Strategic Alternatives Fund	7.40	7.75	—	—	—

Fund	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Low-Duration Bond	26.22%	10.39%	3.50%	—%
Money Market	0.41	2.06	1.46	1.48
Medium-Duration Bond	4.32	23.11	7.98	—
Extended-Duration Bond	—	28.03	9.40	—
Global Bond	3.14	24.31	8.18	—
Defensive Market Strategies	3.53	14.73	4.99	—
Value Equity	2.67	14.88	19.74	23.48
Growth Equity	2.01	11.26	14.88	17.81
Small Cap Equity	1.00	5.72	7.86	9.98
International Equity	2.88	16.14	21.63	25.28
Emerging Markets Equity	2.11	10.88	15.01	18.12
Global Real Estate Securities	2.86	14.82	16.96	—
Strategic Alternatives	6.56	15.68	7.27	—

A summary of the Funds' total long-term and short-term purchases and sales of the shares of the underlying Select Funds during the year ended December 31, 2018 is as follows (amounts in thousands):
	Total Value at 12/31/17	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/18	Dividend Income	Distributions of Realized Gains
MyDestination 2015
Money Market	$ 12,106	$ 70,806	$ 75,411	$ —	$ —	$ 7,501	$ 150	$ —
Low-Duration Bond	83,676	15,807	7,570	(135)	(849)	90,929	2,275	—
Medium-Duration Bond	143,030	26,448	12,120	(788)	(4,223)	152,347	4,364	—
Global Bond	56,061	12,150	2,000	(158)	(4,763)	61,290	2,002	—
Defensive Market Strategies	70,548	6,325	6,975	610	(5,539)	64,969	917	3,287
Equity Index	36,262	92,598	11,020	2,392	(14,802)	105,430	1,149	394
Value Equity	38,924	738	40,945	1,551	(268)	—	322	276
Growth Equity	38,687	23	45,066	6,626	(270)	—	16	7
Small Cap Equity	11,294	2,994	1,775	159	(3,157)	9,515	—	1,904
International Equity Index	21,474	45,559	725	62	(8,454)	57,916	822	—
International Equity	43,459	2,779	45,056	1,808	(2,990)	—	—	—
Emerging Markets Equity	18,733	2,555	950	131	(4,202)	16,267	110	—
Inflation Protected Bond (See Note 12)	24,223	3	24,076	(377)	227	—	3	—
Global Real Estate Securities	5,637	759	90	(12)	(515)	5,779	264	—
Strategic Alternatives	26,891	2,325	—	—	(565)	28,651	516	94
	$ 631,005	$281,869	$273,779	$11,869	$ (50,370)	$ 600,594	$12,910	$ 5,962
MyDestination 2025
Money Market	$ 22,192	$113,892	$120,126	$ —	$ —	$ 15,958	$ 351	$ —
Low-Duration Bond	29,895	22,436	1,200	(12)	(416)	50,703	1,064	—
Medium-Duration Bond	265,615	62,659	20,050	(1,249)	(7,833)	299,142	8,185	—
Global Bond	73,912	21,786	3,115	(194)	(6,315)	86,074	2,631	—
Defensive Market Strategies	118,178	16,516	1,960	172	(9,865)	123,041	1,666	6,095
Equity Index	94,422	254,307	25,965	5,888	(41,437)	287,215	3,172	1,092
Value Equity	97,940	4,126	105,428	4,572	(1,210)	—	833	712
Growth Equity	98,695	461	115,475	18,037	(1,718)	—	41	20
Small Cap Equity	29,227	7,951	2,625	233	(8,713)	26,073		5,216
International Equity Index	54,954	129,297	1,230	110	(22,984)	160,147	2,251	—
International Equity	111,542	6,945	115,226	3,638	(6,899)	—		—
Emerging Markets Equity	47,581	11,412	2,400	366	(11,030)	45,929	312	—
Inflation Protected Bond (See Note 12)	17,885	2	17,776	(179)	68	—	2	—
Global Real Estate Securities	13,292	1,627	—	—	(1,255)	13,664	623	—
Strategic Alternatives	26,188	4,603	170	—	(630)	29,991	540	99
	$1,101,518	$658,020	$532,746	$31,382	$(120,237)	$1,137,937	$21,671	$13,234

	Total Value at 12/31/17	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/18	Dividend Income	Distributions of Realized Gains
MyDestination 2035
Money Market	$ 16,753	$ 78,416	$ 79,208	$ —	$ —	$ 15,961	$ 277	$ —
Medium-Duration Bond	99,953	31,132	8,040	(485)	(2,846)	119,714	3,158	—
Global Bond	24,897	8,999	3,420	(165)	(1,988)	28,323	872	—
Defensive Market Strategies	23,507	20,238	455	37	(3,548)	39,779	533	1,960
Equity Index	85,735	220,470	14,130	3,205	(36,335)	258,945	2,903	1,004
Value Equity	87,173	7,601	97,881	4,679	(1,572)	—	739	632
Growth Equity	86,503	2,554	103,741	16,755	(2,071)	—	36	17
Small Cap Equity	25,877	6,419	725	38	(7,971)	23,638	—	4,729
International Equity Index	49,165	121,082	820	67	(21,236)	148,258	2,105	—
International Equity	99,389	11,560	108,068	1,056	(3,937)	—	—	—
Emerging Markets Equity	42,937	12,085	2,900	219	(10,216)	42,125	290	—
Global Real Estate Securities	10,282	1,646	—	—	(1,004)	10,924	487	—
	$652,171	$522,202	$419,388	$25,406	$(92,724)	$687,667	$11,400	$8,342
MyDestination 2045
Money Market	$ 12,588	$ 64,798	$ 67,036	$ —	$ —	$ 10,350	$ 210	$ —
Medium-Duration Bond	35,713	12,721	3,730	(173)	(1,047)	43,484	1,141	—
Global Bond	8,931	3,479	755	(16)	(770)	10,869	319	—
Defensive Market Strategies	—	28,517	290	(1)	(2,624)	25,602	344	1,263
Equity Index	76,209	189,000	8,233	1,825	(31,247)	227,554	2,566	887
Value Equity	77,815	6,638	87,237	4,668	(1,884)	—	657	561
Growth Equity	76,823	1,952	91,708	15,368	(2,435)	—	32	15
Small Cap Equity	22,895	7,014	1,589	42	(7,200)	21,162	—	4,234
International Equity Index	43,705	110,129	3,871	147	(19,004)	131,106	1,877	—
International Equity	88,834	11,640	98,033	1,523	(3,964)	—	—	—
Emerging Markets Equity	38,085	11,392	3,435	389	(9,028)	37,403	257	—
Global Real Estate Securities	8,735	1,677	—	—	(876)	9,536	422	—
	$490,333	$448,957	$365,917	$23,772	$(80,079)	$517,066	$ 7,825	$6,960
MyDestination 2055
Money Market	$ 3,138	$ 36,552	$ 36,058	$ —	$ —	$ 3,632	$ 60	$ —
Medium-Duration Bond	4,532	5,391	1,475	(69)	(109)	8,270	212	—
Global Bond	1,132	1,257	118	(1)	(141)	2,129	56	—
Defensive Market Strategies	—	8,139	131	(3)	(739)	7,266	95	352
Equity Index	18,933	61,220	3,236	738	(9,433)	68,222	746	257
Value Equity	19,220	3,691	23,655	1,606	(862)	—	174	149
Growth Equity	19,195	2,892	25,475	4,466	(1,078)	—	8	4
Small Cap Equity	5,663	3,519	505	98	(2,327)	6,448	—	1,290
International Equity Index	10,893	34,447	1,155	7	(5,490)	38,702	557	—
International Equity	22,090	5,430	26,794	584	(1,310)	—	—
Emerging Markets Equity	9,388	4,536	450	69	(2,521)	11,022	75	—
Global Real Estate Securities	2,173	938	128	(5)	(239)	2,739	114	—
	$116,357	$168,012	$119,180	$ 7,490	$(24,249)	$148,430	$ 2,097	$2,052

	Total Value at 12/31/17	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/18	Dividend Income	Distributions of Realized Gains
Conservative Allocation
Money Market	$ 4,159	$ 52,014	$ 51,025	$ —	$ —	$ 5,148	$ 115	$ —
Low-Duration Bond	234,814	27,921	21,875	(703)	(1,892)	238,265	5,950	—
Medium-Duration Bond	61,978	8,246	2,840	(231)	(1,902)	65,251	1,839	—
Global Bond	15,659	2,176	100	(2)	(1,296)	16,437	530	—
Defensive Market Strategies	38,041	3,328	2,860	252	(2,991)	35,770	497	1,796
Value Equity	30,018	9,391	3,980	(66)	(7,636)	27,727	585	4,142
Growth Equity	29,630	7,148	5,285	228	(3,778)	27,943	12	4,285
Small Cap Equity	6,073	1,521	1,160	63	(1,623)	4,874	—	975
International Equity	32,913	8,778	1,770	70	(8,872)	31,119	801	2,992
Emerging Markets Equity	9,702	2,031	665	76	(2,180)	8,964	61	—
Inflation Protected Bond (See Note 12)	18,866	2	18,752	(287)	171	—	2	—
Global Real Estate Securities	5,776	935	—	—	(555)	6,156	281	—
Strategic Alternatives	25,067	1,100	285	5	(503)	25,384	456	83
	$ 512,696	$124,591	$110,597	$ (595)	$ (33,057)	$ 493,038	$11,129	$14,273
Balanced Allocation
Money Market	$ 34,920	$ 87,927	$ 97,044	$ —	$ —	$ 25,803	$ 543	$ —
Low-Duration Bond	102,990	5,167	12,700	(207)	(865)	94,385	2,416	—
Medium-Duration Bond	323,215	71,533	33,350	(3,002)	(9,017)	349,379	10,172	—
Extended-Duration Bond	68,277	5,513	7,250	(1,459)	(3,313)	61,768	2,123	512
Global Bond	136,355	9,891	8,400	(543)	(9,964)	127,339	4,301	—
Defensive Market Strategies	162,523	14,133	16,105	1,395	(12,889)	149,057	2,098	7,531
Value Equity	172,871	33,124	5,860	(268)	(45,332)	154,535	3,315	24,058
Growth Equity	174,330	35,019	34,000	1,752	(20,403)	156,698	68	24,050
Small Cap Equity	34,568	7,885	5,540	396	(9,393)	27,916	—	5,585
International Equity	196,362	37,913	9,865	613	(50,681)	174,342	4,550	16,903
Emerging Markets Equity	56,665	5,925	4,795	695	(12,234)	46,256	314	—
Inflation Protected Bond (See Note 12)	55,710	5	55,370	(962)	617	—	6	—
Global Real Estate Securities	33,559	3,045	1,740	(210)	(2,775)	31,879	1,481	—
Strategic Alternatives	61,385	3,941	3,415	29	(1,236)	60,704	1,093	199
	$1,613,730	$321,021	$295,434	$(1,771)	$(177,485)	$1,460,061	$32,480	$78,838
Growth Allocation
Money Market	$ 25,873	$ 67,803	$ 75,475	$ —	$ —	$ 18,201	$ 425	$ —
Low-Duration Bond	35,221	3,261	6,270	(107)	(268)	31,837	841	—
Medium-Duration Bond	129,044	9,588	13,795	(903)	(3,352)	120,582	3,533	—
Extended-Duration Bond	23,520	2,559	3,700	(749)	(913)	20,717	748	181
Global Bond	47,112	4,193	4,780	(355)	(3,306)	42,864	1,492	—
Defensive Market Strategies	56,934	4,772	7,175	(264)	(3,773)	50,494	724	2,591
Value Equity	240,278	39,645	13,180	(606)	(61,204)	204,933	4,493	32,552
Growth Equity	233,527	40,345	39,460	1,914	(29,239)	207,087	94	33,466
Small Cap Equity	46,558	10,164	6,810	472	(12,023)	38,361	—	7,239
International Equity	268,037	43,237	8,270	548	(69,904)	233,648	6,217	23,131
Emerging Markets Equity	77,118	7,036	4,410	642	(16,584)	63,802	433	—
Global Real Estate Securities	38,184	2,986	1,200	(141)	(3,354)	36,475	1,696	—
Strategic Alternatives	30,296	1,798	3,410	(19)	(538)	28,127	506	92
	$1,251,702	$237,387	$187,935	$ 432	$(204,458)	$1,097,128	$21,202	$99,252

	Total Value at 12/31/17	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/18	Dividend Income	Distributions of Realized Gains

Aggressive Allocation
Money Market	$ 21,357	$ 62,384	$ 65,292	$ —	$ —	$ 18,449	$ 359	$ —
Value Equity	286,620	48,639	17,560	(923)	(73,039)	243,737	5,413	38,926
Growth Equity	280,845	42,993	43,085	1,904	(34,842)	247,815	115	40,217
Small Cap Equity	56,568	14,632	7,665	549	(15,376)	48,708	—	9,172
International Equity	321,532	49,548	13,210	(3,049)	(81,774)	273,047	7,401	28,053
Emerging Markets Equity	92,968	10,700	6,500	113	(20,223)	77,058	540	—
	$1,059,890	$228,896	$153,312	$(1,406)	$(225,254)	$908,814	$13,828	$116,368
Low-Duration Bond
Money Market	$ 12,894	$400,767	$405,551	$ —	$ —	$ 8,110	$ 278	$ —
Medium-Duration Bond
Money Market	$ 96,107	$917,950	$985,076	$ —	$ —	$ 28,981	$ 998	$ —
Extended-Duration Bond
Money Market	$ 6,203	$ 69,239	$ 71,172	$ —	$ —	$ 4,270	$ 82	$ —
Global Bond
Money Market	$ 29,746	$327,564	$326,394	$ —	$ —	$ 30,916	$ 510	$ —
Defensive Market Strategies
Money Market	$ 33,299	$425,338	$427,242	$ —	$ —	$ 31,395	$ 526	$ —
Equity Index
Money Market	$ 32,457	$985,901	$934,694	$ —	$ —	$ 83,664	$ 620	$ —
Value Equity
Money Market	$ 35,766	$442,593	$432,414	$ —	$ —	$ 45,945	$ 492	$ —
Growth Equity
Money Market	$ 51,856	$757,112	$752,931	$ —	$ —	$ 56,037	$ 915	$ —
Small Cap Equity
Money Market	$ 24,758	$217,586	$225,349	$ —	$ —	$ 16,995	$ 318	$ —
International Equity Index
Money Market	$ 7,056	$482,637	$464,119	$ —	$ —	$ 25,574	$ 263	$ —
International Equity
Money Market	$ 69,015	$757,264	$765,469	$ —	$ —	$ 60,810	$ 1,048	$ —
Emerging Markets Equity
Money Market	$ 19,609	$209,269	$213,269	$ —	$ —	$ 15,609	$ 264	$ —
Global Real Estate Securities
Money Market	$ 4,591	$ 58,147	$ 58,584	$ —	$ —	$ 4,154	$ 64	$ —
Strategic Alternatives
Money Market	$ 26,435	$400,026	$415,467	$ —	$ —	$ 10,994	$ 235	$ —

4.  SECURITIES LENDING
Through an agreement with Northern Trust (the Funds’ custodian) the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. The Select Funds receive cash or U.S. government securities, such as U.S. Treasury Bills and U.S. Treasury Notes, as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The Funds continue to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term money market fund of Northern Trust, which invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. This investment is presented on the Funds’ Schedules of Investments. The Funds do not have control of non-cash securities lending collateral: as such, this amount is not presented on the Funds’ Schedules of Investments. At December 31, 2018, the market values of loaned securities and collateral received were as follows:
Fund	Value of Securities Loaned	Value of Non-cash Collateral	Value of Cash Collateral	Total Value of Collateral
Low-Duration Bond	$ 29,542,944	$ 25,276,406	$ 5,294,384	$ 30,570,790
Medium-Duration Bond	50,246,680	48,000,335	4,216,070	52,216,405
Extended-Duration Bond	5,764,524	5,733,554	312,356	6,045,910
Global Bond	40,373,830	27,398,146	14,685,117	42,083,263
Defensive Market Strategies	58,329,096	29,066,855	30,515,443	59,582,298
Equity Index	74,191,141	74,301,450	1,647,492	75,948,942
Value Equity	29,240,358	26,928,239	3,030,212	29,958,451
Growth Equity	143,812,618	146,622,996	1,326,223	147,949,219
Small Cap Equity	102,492,114	90,236,340	15,056,596	105,292,936
International Equity Index	22,494,249	21,725,684	2,021,067	23,746,751
International Equity	24,681,375	23,268,172	2,613,371	25,881,543
Emerging Markets Equity	5,914,607	2,809,878	3,325,866	6,135,744
Global Real Estate Securities	12,077,002	11,635,610	962,747	12,598,357
Securities lending transactions are entered into by the Funds under a Securities Lending Authorization Agreement which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. Securities lending transactions pose certain risks to the Funds. There is a risk that a borrower may default on its obligations to return loaned securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an unaffiliated or affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund's ability to vote proxies or to settle transactions. At December 31, 2018, the securities loaned which are subjected to an MA on a net payment basis are as follows:
Fund	Value of Securities Loaned	Fair Value of Non-cash Collateral	Cash Collateral (Pledged)	Net Amount(1)
Low-Duration Bond	$ 29,542,944	$ (25,276,406)	$ (4,266,538)	$ —
Medium-Duration Bond	50,246,680	(48,000,335)	(2,246,345)	—
Extended-Duration Bond	5,764,524	(5,733,554)	(30,970)	—
Global Bond	40,727,922	(27,398,146)	(13,329,776)	—

Fund	Value of Securities Loaned	Fair Value of Non-cash Collateral	Cash Collateral (Pledged)	Net Amount(1)
Defensive Market Strategies	$ 58,329,096	$ (29,066,855)	$(29,262,241)	$ —
Equity Index	74,191,141	(74,191,141)	—	—
Value Equity	29,240,358	(26,928,239)	(2,312,119)	—
Growth Equity	143,812,618	(143,812,618)	—	—
Small Cap Equity	102,492,114	(90,236,340)	(12,255,774)	—
International Equity Index	22,494,249	(21,725,684)	(768,565)	—
International Equity	24,681,375	(23,268,172)	(1,413,203)	—
Emerging Markets Equity	5,914,607	(2,809,878)	(3,104,729)	—
Global Real Estate Securities	12,077,002	(11,635,610)	(441,392)	—
(1) Net amount represents the net amount receivable due from (payable to) the counterparty in the event of default.
Additional information about master netting arrangements can be found in the Repurchase Agreements and Derivative Financial Instruments sections of the Notes to Financial Statements.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2018.
Fund	Overnight and Continuous	30 — 90 Days	Greater than 90 Days	Total
Low-Duration Bond
Corporate Bonds, Foreign Bonds,
U.S. Treasury Obligations	$ 5,294,384	$ —	$ —	$ 5,294,384
Medium-Duration Bond
Corporate Bonds, Foreign Bonds, U.S. Treasury Obligations	4,216,070	—	—	4,216,070
Extended-Duration Bond
Corporate Bonds, Foreign Bonds, Preferred Stocks	312,356	—	—	312,356
Global Bond
Common Stocks, Corporate Bonds, Foreign Bonds,
Foreign Common Stocks, Preferred Stocks, U.S. Treasury Obligations	14,685,117	—	—	14,685,117
Defensive Market Strategies
Common Stocks, Corporate Bonds, Foreign Bonds,
Foreign Common Stocks, Mutual Funds, Preferred Stocks	30,515,443	—	—	30,515,443
Equity Index
Common Stocks, Foreign Common Stocks	1,647,492	—	—	1,647,492
Value Equity
Common Stocks, Foreign Common Stocks	3,030,212	—	—	3,030,212
Growth Equity
Common Stocks, Foreign Common Stocks	1,326,223	—	—	1,326,223
Small Cap Equity
Common Stocks, Foreign Common Stocks	15,056,596	—	—	15,056,596
International Equity Index
Foreign Common Stocks	2,021,067	—	—	2,021,067

Fund	Overnight and Continuous	30 — 90 Days	Greater than 90 Days	Total
International Equity
Common Stocks, Foreign Common Stocks	$2,613,371	$ —	$ —	$2,613,371
Emerging Markets Equity
Common Stocks, Foreign Common Stocks,
Foreign Preferred Stocks	3,325,866	—	—	3,325,866
Global Real Estate Securities
Common Stocks, Foreign Common Stocks	962,747	—	—	962,747
5.  INVESTMENT TRANSACTIONS
For the year ended December 31, 2018 the cost of purchases and proceeds from sales and maturities for each Fund were as follows:
	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S. Government Obligations
	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
MyDestination 2015	$ 211,063,176	$ 198,367,424	$ —	$ —
MyDestination 2025	544,127,337	412,618,746	—	—
MyDestination 2035	443,785,935	340,179,619	—	—
MyDestination 2045	384,158,731	298,881,450	—	—
MyDestination 2055	131,461,971	83,124,809	—	—
Conservative Allocation	72,575,899	59,571,974	—	—
Balanced Allocation	233,095,482	198,390,219	—	—
Growth Allocation	169,583,750	112,460,000	—	—
Aggressive Allocation	166,511,370	88,020,000	—	—
Low-Duration Bond	356,783,411	425,885,452	4,284,634,279	4,342,056,388
Medium-Duration Bond	6,177,000,347	5,737,056,912	647,069,318	788,579,703
Extended-Duration Bond	50,203,928	23,332,524	49,540,804	90,487,224
Global Bond	132,545,267	92,207,709	31,287,637	20,046,697
Defensive Market Strategies	549,509,556	498,314,730	—	—
Equity Index	752,778,359	30,603,785	—	—
Value Equity	524,041,117	877,289,569	—	—
Growth Equity	313,434,932	742,566,345	—	—
Small Cap Equity	943,703,808	937,778,450	—	—
International Equity Index	421,923,524	13,088,621	—	—
International Equity	1,018,539,390	1,318,969,013	—	—
Emerging Markets Equity	711,830,922	680,946,559	—	—
Global Real Estate Securities	285,402,498	283,768,050	—	—
Strategic Alternatives	251,237,439	246,919,338	19,680,951	19,724,346

6.  CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock were as follows:
	Year Ended 12/31/18		Year Ended 12/31/17
	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015
Shares sold	1,592,802	7,664,541	11,311,755	8,161,355
Shares reinvested	691,890	3,169,737	294,297	1,282,525
Shares redeemed	(1,692,956)	(8,305,598)	(1,102,017)	(15,353,846)
Net increase (decrease)	591,736	2,528,680	10,504,035	(5,909,966)
MyDestination 2025
Shares sold	5,435,507	11,013,083	21,786,823	13,964,826
Shares reinvested	1,750,073	5,958,892	866,930	3,230,196
Shares redeemed	(1,496,924)	(5,621,517)	(997,626)	(23,795,418)
Net increase (decrease)	5,688,656	11,350,458	21,656,127	(6,600,396)
MyDestination 2035
Shares sold	4,259,575	7,435,946	15,294,295	8,309,475
Shares reinvested	1,389,913	3,995,826	599,898	1,865,235
Shares redeemed	(893,295)	(2,044,306)	(577,563)	(15,040,131)
Net increase (decrease)	4,756,193	9,387,466	15,316,630	(4,865,421)
MyDestination 2045
Shares sold	3,644,133	5,819,518	14,986,419	5,916,597
Shares reinvested	1,471,382	3,176,096	662,778	1,502,334
Shares redeemed	(694,206)	(1,337,921)	(513,484)	(14,314,901)
Net increase (decrease)	4,421,309	7,657,693	15,135,713	(6,895,970)
MyDestination 2055
Shares sold	1,735,905	2,251,547	2,804,021	2,448,608
Shares reinvested	349,702	593,894	125,955	250,170
Shares redeemed	(190,603)	(421,124)	(93,452)	(2,345,351)
Net increase (decrease)	1,895,004	2,424,317	2,836,524	353,427
Conservative Allocation
Shares sold	1,397,312	3,933,200	2,604,032	10,852,413
Shares issued for merger	-	-	-	9,553,188
Shares reinvested	272,742	1,183,139	135,077	587,792
Shares redeemed	(1,084,008)	(5,097,960)	(2,206,596)	(11,853,182)
Net increase (decrease)	586,046	18,379	532,513	9,140,211
Balanced Allocation
Shares sold	1,247,657	3,732,737	3,604,680	5,838,745
Shares reinvested	1,212,231	4,504,896	707,736	2,490,824
Shares redeemed	(3,145,614)	(8,296,634)	(6,264,351)	(7,412,128)
Net increase (decrease)	(685,726)	(59,001)	(1,951,935)	917,441

	Year Ended 12/31/18		Year Ended 12/31/17
	Institutional Class	Investor Class	Institutional Class	Investor Class
Growth Allocation
Shares sold	584,203	2,640,443	979,587	3,728,084
Shares reinvested	966,710	3,155,813	1,059,613	3,547,036
Shares redeemed	(1,781,797)	(6,724,880)	(1,908,452)	(5,796,094)
Net increase (decrease)	(230,884)	(928,624)	130,748	1,479,026
Aggressive Allocation
Shares sold	472,057	2,132,753	498,052	2,635,197
Shares reinvested	638,095	2,666,545	1,104,497	4,768,864
Shares redeemed	(1,333,609)	(5,264,693)	(1,500,639)	(4,481,481)
Net increase (decrease)	(223,457)	(465,395)	101,910	2,922,580
Money Market
Shares sold	1,748,822,489	4,746,224,687	807,335,296	4,112,657,567
Shares reinvested	2,208,187	5,445,866	892,830	2,182,091
Shares redeemed	(1,178,447,349)	(5,238,005,118)	(790,919,842)	(4,170,940,970)
Net increase (decrease)	572,583,327	(486,334,565)	17,308,284	(56,101,312)
Low-Duration Bond
Shares sold	7,598,064	2,461,282	11,797,654	4,475,371
Shares reinvested	1,120,581	496,739	759,850	298,655
Shares redeemed	(7,437,019)	(3,068,194)	(12,093,538)	(2,584,765)
Net increase (decrease)	1,281,626	(110,173)	463,966	2,189,261
Medium-Duration Bond
Shares sold	16,940,380	3,332,425	21,590,615	4,508,267
Shares reinvested	2,434,579	461,492	1,359,854	305,851
Shares redeemed	(9,644,859)	(3,137,711)	(2,144,985)	(1,474,724)
Net increase (decrease)	9,730,100	656,206	20,805,484	3,339,394
Extended-Duration Bond
Shares sold	449,708	796,153	574,697	1,018,406
Shares reinvested	270,425	237,241	267,374	248,393
Shares redeemed	(1,081,183)	(1,297,143)	(853,288)	(1,366,343)
Net increase (decrease)	(361,050)	(263,749)	(11,217)	(99,544)
Global Bond
Shares sold	7,558,859	2,522,405	7,397,690	3,788,108
Shares reinvested	1,386,648	379,119	1,364,492	382,595
Shares redeemed	(5,259,775)	(2,836,189)	(3,478,226)	(1,183,453)
Net increase (decrease)	3,685,732	65,335	5,283,956	2,987,250
Defensive Market Strategies
Shares sold	8,509,401	7,339,280	10,935,031	9,469,733
Shares reinvested	3,377,339	1,751,027	2,633,634	1,418,838
Shares redeemed	(3,671,181)	(6,948,280)	(12,057,475)	(5,648,763)
Net increase (decrease)	8,215,559	2,142,027	1,511,190	5,239,808

	Year Ended 12/31/18		Year Ended 12/31/17
	Institutional Class	Investor Class	Institutional Class	Investor Class
Equity Index
Shares sold	26,415,319	2,666,638	2,670,293	2,577,662
Shares reinvested	635,988	329,987	354,894	331,218
Shares redeemed	(3,267,111)	(2,013,706)	(999,744)	(1,763,054)
Net increase (decrease)	23,784,196	982,919	2,025,443	1,145,826
Value Equity
Shares sold	2,427,541	1,334,212	4,399,848	1,112,974
Shares reinvested	7,299,082	3,388,630	3,432,082	1,190,539
Shares redeemed	(17,432,247)	(2,197,442)	(1,704,687)	(2,344,749)
Net increase (decrease)	(7,705,624)	2,525,400	6,127,243	(41,236)
Growth Equity
Shares sold	2,611,117	3,989,703	2,633,409	2,940,628
Shares reinvested	5,525,364	4,664,964	4,487,829	2,263,183
Shares redeemed	(18,178,641)	(2,790,036)	(3,664,559)	(2,053,753)
Net increase (decrease)	(10,042,160)	5,864,631	3,456,679	3,150,058
Small Cap Equity
Shares sold	1,854,040	2,279,150	2,426,384	1,038,450
Shares reinvested	3,707,989	3,486,885	1,162,291	1,014,494
Shares redeemed	(1,926,065)	(2,234,624)	(2,726,187)	(2,996,412)
Net increase (decrease)	3,635,964	3,531,411	862,488	(943,468)
International Equity Index
Shares sold	41,656,032		3,393,145
Shares reinvested	856,762		450,292
Shares redeemed	(973,357)		(1,367,261)
Net increase (decrease)	41,539,437		2,476,176
International Equity
Shares sold	7,425,117	2,175,172	4,762,687	2,917,522
Shares reinvested	8,296,428	2,899,478	6,500,917	1,695,817
Shares redeemed	(29,345,787)	(2,778,019)	(7,241,803)	(2,711,267)
Net increase (decrease)	(13,624,242)	2,296,631	4,021,801	1,902,072
Emerging Markets Equity
Shares sold	7,175,778	4,062,973	5,242,544	6,002,825
Shares reinvested	290,286	22,294	357,994	66,477
Shares redeemed	(2,936,797)	(5,166,585)	(4,253,483)	(3,000,554)
Net increase (decrease)	4,529,267	(1,081,318)	1,347,055	3,068,748
Global Real Estate Securities
Shares sold	1,352,089	1,058,826	1,838,741	1,264,737
Shares reinvested	656,128	386,397	566,717	387,636
Shares redeemed	(713,302)	(2,238,944)	(2,190,546)	(2,641,183)
Net increase (decrease)	1,294,915	(793,721)	214,912	(988,810)

	Year Ended 12/31/18		Year Ended 12/31/17
	Institutional Class	Investor Class	Institutional Class	Investor Class
Strategic Alternatives
Shares sold	3,454,216	2,383,652	30,519,947	6,233,378
Shares reinvested	694,201	124,486	196,715	35,008
Shares redeemed	(1,713,511)	(1,568,326)	(682,486)	(451,848)
Net increase (decrease)	2,434,906	939,812	30,034,176	5,816,538
7.  BANK BORROWINGS
On November 22, 2017, the Funds entered into a Line of Credit Agreement with Northern Trust which expired on November 21, 2018. The terms of the credit agreement permitted the Funds to borrow cash from Northern Trust up to a limit of $50 million, collectively. Each Fund was individually, and not jointly, liable for its particular advances, if any, under the line of credit. Interest was charged to each Fund based on its borrowings at a rate equal to the greater of the Federal Funds Rate plus 1.00% or 1.50%. Each Fund also paid a facility fee equal to its pro rata share of the amount of the credit facility, based on average net assets, at a rate of 0.20% per annum.
On November 21, 2018, the Funds renewed their Line of Credit Agreement with Northern Trust. The terms of the credit agreement are the same as those above, and the agreement will expire on November 20, 2019.
For the year ended December 31, 2018, the details of the borrowings were as follows, and there were no outstanding loans at December 31, 2018.
Fund	Loan Date	Loan Amount	Loan Rate	Repayment Date	Repayment Amount
Global Bond Fund	7/10/2018	$3,500,000.00	2.91%	7/12/2018	$3,500,565.83
Global Bond Fund	9/20/2018	$5,000,000.00	2.92%	9/24/2018	$5,001,622.20
8.  FEDERAL INCOME TAXES
Each Fund’s policy is to comply with all sections of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.
The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended December 31, 2018, the International Equity Fund accrued non-U.S. taxes on unrealized gains of $842,668.
Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements except as noted above. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds’ federal tax returns for the prior three fiscal years and the current year (year ended December 31, 2015 through period ended December 31, 2018) remains subject to examination by the Internal Revenue Service. In regard to foreign taxes only, certain Funds have open tax years in certain foreign countries they invest in that may date back to the inception of the Funds.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, losses deferred due to wash sales, straddles and investments in Passive Foreign Investment Companies (“PFIC’s”). Distributions during the years ended December 31, 2018 and December 31, 2017, were characterized as follows for tax purposes:
Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
MyDestination 2015	2018	$ 22,803,959	$ 14,085,921	$ —	$ 36,889,880
	2017	3,028,666	13,344,184	—	16,372,850
MyDestination 2025	2018	33,986,791	38,055,961	—	72,042,752
	2017	11,998,150	30,205,364	—	42,203,514
MyDestination 2035	2018	22,165,480	25,579,129	—	47,744,609
	2017	5,085,384	19,417,604	—	24,502,988
MyDestination 2045	2018	15,798,135	23,490,194	—	39,288,329
	2017	3,506,285	17,240,457	—	20,746,742
MyDestination 2055	2018	4,222,783	6,934,772	—	11,157,555
	2017	160,109	4,857,239	—	5,017,348
Conservative Allocation	2018	15,397,717	437,488	—	15,835,205
	2017	3,900,622	4,398,229	—	8,298,851
Balanced Allocation	2018	59,404,751	3,908,455	—	63,313,206
	2017	20,890,962	18,221,162	—	39,112,124
Growth Allocation	2018	41,898,996	3,525,774	—	45,424,770
	2017	11,871,095	45,385,045	—	57,256,140
Aggressive Allocation	2018	31,324,625	3,691,707	—	35,016,332
	2017	11,165,259	60,731,715	—	71,896,974
Money Market	2018	18,097,193	—	—	18,097,193
	2017	7,316,185	—	—	7,316,185
Low-Duration Bond	2018	21,597,150	—	—	21,597,150
	2017	14,230,530	—	—	14,230,530
Medium-Duration Bond	2018	41,568,447	—	—	41,568,447
	2017	24,582,654	—	—	24,582,654
Extended-Duration Bond	2018	6,878,837	1,763,567	—	8,642,404
	2017	7,411,170	1,673,931	—	9,085,101
Global Bond	2018	17,233,962	—	—	17,233,962
	2017	17,669,726	—	—	17,669,726
Defensive Market Strategies	2018	23,181,404	39,872,400	—	63,053,804
	2017	23,370,589	28,287,458	—	51,658,047
Equity Index	2018	21,300,972	6,035,838	—	27,336,810
	2017	15,992,257	3,530,413	—	19,522,670
Value Equity	2018	38,627,518	153,636,772	—	192,264,290
	2017	30,911,640	73,574,469	—	104,486,109
Growth Equity	2018	5,401,351	221,388,439	—	226,789,790
	2017	8,392,047	162,110,126	—	170,502,173
Small Cap Equity	2018	16,705,821	80,730,527	—	97,436,348

Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
	2017	$ 9,173,522	$ 30,630,414	$ —	$ 39,803,936
International Equity Index	2018	7,738,165	—	—	7,738,165
	2017	4,462,915	385,690	—	4,848,605
International Equity	2018	27,909,942	107,935,276	—	135,845,218
	2017	44,466,793	84,039,499	—	128,506,292
Emerging Markets Equity	2018	2,656,034	—	—	2,656,034
	2017	4,596,687	—	—	4,596,687
Global Real Estate Securities	2018	9,704,770	—	—	9,704,770
	2017	9,213,231	—	—	9,213,231
Strategic Alternatives	2018	7,693,005	367,373	—	8,060,378
	2017	2,138,677	198,667	—	2,337,344
At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/ (Capital Loss Carryforward)	Qualified Late Year Losses	Net Unrealized Appreciation (Depreciation)
MyDestination 2015	$ 117,711	$ 4,033,931	$ —	$ (32,349,349)
MyDestination 2025	4,945	8,465,699	—	(76,644,880)
MyDestination 2035	116,439	5,290,115	(168,782)	(60,135,633)
MyDestination 2045	75,063	4,480,818	(259,865)	(49,549,984)
MyDestination 2055	157,981	1,170,377	—	(15,485,645)
Conservative Allocation	68,111	12,233,550	—	(30,887,757)
Balanced Allocation	346,415	66,788,467	—	(177,024,910)
Growth Allocation	255,274	89,557,703	—	(201,624,728)
Aggressive Allocation	106,436	107,443,501	—	(215,414,816)
Money Market	5,549	—	—	—
Low-Duration Bond	119,598	(14,858,941)	—	(4,947,270)
Medium-Duration Bond	5,445	(21,420,688)	(2,005,620)	(25,691,081)
Extended-Duration Bond	12,216	532	(182,274)	(3,036,198)
Global Bond	1,543,454	(4,096,517)	—	(32,261,467)
Defensive Market Strategies	109,918	6,732,593	(329,997)	37,276,048
Equity Index	68,928	1,994,876	(1,189,091)	183,412,458
Value Equity	14,612	1,004	(4,947,015)	22,750,649
Growth Equity	1,362,471	21,679,688	(2,053,718)	259,381,075
Small Cap Equity	713,862	—	(1,470,100)	(60,277,448)
International Equity Index	55,857	(2,112,209)	(1,857,795)	(57,514,308)
International Equity	—	3,748	(8,713,260)	(99,880,248)
Emerging Markets Equity	37,797	(7,298,426)	—	(32,027,220)
Global Real Estate Securities	173,536	(4,140,771)	—	(17,056,189)
Strategic Alternatives	1,108,988	—	(2,776,465)	(5,794,649)

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. Capital loss carryovers were as follows as of December 31, 2018:
Fund	Unlimited	Total
Low-Duration Bond	$14,858,941	$14,858,941
Medium-Duration Bond	21,420,688	21,420,688
Global Bond	4,096,517	4,096,517
International Equity Index	2,112,209	2,112,209
Emerging Markets Equity	7,298,426	7,298,426
Global Real Estate Securities	4,140,771	4,140,771
Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. Such losses are presented in the table above under the column heading “Unlimited.” However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term losses as under previous law.
During the year ended December 31, 2018, the following Fund utilized capital loss carryforwards to offset capital gains:
Carryforward Utilized
Global Bond	$ 704,503
The Funds have elected to defer qualified late-year losses in accordance with the federal income tax rules. These losses are treated as having arisen on the first day of the following year. Capital losses were incurred from November 1, 2018 through December 31, 2018. The deferral amount impacting ordinary income were from specified losses incurred from November 1, 2018 through December 31, 2018.
	Capital	Ordinary Income	Total
MyDestination 2035	$ 168,782	$ —	$ 168,782
MyDestination 2045	259,865	—	259,865
Medium-Duration Bond	—	2,005,620	2,005,620
Extended-Duration	182,274	—	182,274
Defensive Market Strategies	329,997	—	329,997
Equity Index	1,189,091	—	1,189,091
Value Equity	4,947,015	—	4,947,015
Growth Equity	2,053,718	—	2,053,718
Small Cap Equity	1,470,100	—	1,470,100
International Equity Index	1,857,795	—	1,857,795
International Equity	8,709,208	4,052	8,713,260
Strategic Alternatives	2,776,465	—	2,776,465

At December 31, 2018, the aggregate cost of investments for federal income tax purposes (including securities sold short and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:
Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
MyDestination 2015	$ 633,144,530	$ (32,349,347)	$ 59	$ (32,349,406)
MyDestination 2025	1,215,086,446	(76,644,880)	147	(76,645,027)
MyDestination 2035	748,503,329	(60,135,632)	206	(60,135,838)
MyDestination 2045	567,166,721	(49,549,984)	162	(49,550,146)
MyDestination 2055	164,116,423	(15,485,644)	—	(15,485,644)
Conservative Allocation	524,028,775	(30,887,755)	29	(30,887,784)
Balanced Allocation	1,638,293,410	(177,024,908)	235	(177,025,143)
Growth Allocation	1,299,608,596	(201,624,728)	250	(201,624,978)
Aggressive Allocation	1,125,231,613	(215,414,815)	294	(215,415,109)
Money Market	1,215,503,838	—	—	—
Low-Duration Bond	978,788,752	(4,839,779)	3,483,813	(8,323,592)
Medium-Duration Bond	1,731,039,036	(26,308,786)	15,101,935	(41,410,721)
Extended-Duration Bond	221,687,642	(3,035,787)	5,482,433	(8,518,220)
Global Bond	558,291,440	(32,228,201)	10,514,688	(42,742,889)
Defensive Market Strategies	1,008,045,487	36,810,605	76,831,152	(40,020,547)
Equity Index	1,413,713,719	183,412,458	252,924,001	(69,511,543)
Value Equity	1,026,031,728	22,740,296	137,746,508	(115,006,212)
Growth Equity	1,130,131,807	259,381,076	312,906,813	(53,525,737)
Small Cap Equity	563,570,727	(60,320,856)	26,014,381	(86,335,237)
International Equity Index	601,113,754	(57,542,076)	6,996,543	(64,538,619)
International Equity	1,185,913,789	(99,054,841)	85,909,162	(184,964,003)
Emerging Markets Equity	459,570,662	(32,235,642)	17,376,862	(49,612,504)
Global Real Estate Securities	232,497,273	(17,050,098)	2,493,940	(19,544,038)
Strategic Alternatives	355,077,737	(5,856,843)	1,573,272	(7,430,115)

The differences between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of losses on straddles, gains on constructive sales and investments in PFIC’s, partnerships and other securities with book and tax cost differences.

At December 31, 2018, paid-in-capital, accumulated undistributed net investment income and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of PFICs, paydown losses, net operating losses, swaps, foreign currency transactions, distributions received from regulated investment companies, defaulted bonds, reclassifications of dividends paid and non-deductible expenses. The following amounts were reclassified within the capital accounts:
Fund	Paid in Capital	Undistributed Net Investment Income **	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions **
MyDestination 2015	$ —	$ 1,167,626	$(1,167,626)
MyDestination 2025	—	2,342,715	(2,342,715)
MyDestination 2035	—	1,514,532	(1,514,532)
MyDestination 2045	—	1,250,382	(1,250,382)
MyDestination 2055	—	494,958	(494,958)
Conservative Allocation	—	1,031,526	(1,031,526)
Balanced Allocation	—	5,151,176	(5,151,176)
Growth Allocation	—	5,249,741	(5,249,741)
Aggressive Allocation	—	5,667,600	(5,667,600)
Money Market	—	5,549	(5,549)
Low-Duration Bond	(405,834)	2,172,568	(1,766,734)
Medium-Duration Bond	(276,067)	1,417,085	(1,141,018)
Extended-Duration Bond	—	(156,887)	156,887
Global Bond	355,057	(7,247,563)	6,892,506
Defensive Market Strategies	—	683,171	(683,171)
Equity Index	—	(249,232)	249,232
Value Equity	—	(51,402)	51,402
Growth Equity	—	(428,736)	428,736
International Equity Index	—	(102,520)	102,520
International Equity	—	(2,149,837)	2,149,837
Emerging Markets Equity	(9,014)	(4,041,668)	4,050,682
Global Real Estate Securities	—	4,027,328	(4,027,328)
Strategic Alternatives	(5,560)	774,566	(769,006)
** Included in Distributable earnings (loss) on Statement of Assets and Liabilities.
Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.
9.  MARKET AND CREDIT RISK
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (market risk) or due to the failure of the other party to a transaction to perform (credit and counterparty risks).
Market Risks — A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.
If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.
The market values of equities, such as common stocks and preferred stocks, or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Market values may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.
A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
Credit and Counterparty Risks — A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.
Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. The investment advisers minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Each Fund may face potential risks associated with the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. On March 29, 2017, Prime Minister Theresa May provided the European Council formal notification of the United Kingdom's intention to withdraw from the EU pursuant to Article 50 of the Treaty of Lisbon. This formal notification began a two-year period of negotiations about the terms of the United Kingdom's exit from the EU. The effect on the United Kingdom's economy will likely depend on the nature of trade relations with the EU, which are matters to be negotiated. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of each Fund’s investments.
10. RECENT PRONOUNCEMENTS
New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”), "Premium Amortization on Purchased Callable Debt Securities", which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
In August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), "Disclosure Framework -- Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of the Accounting Standards Codification 820 ("ASC 820"). The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of the ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements.
Distributable Earnings: In August 2018, the SEC issued a Final Rule "Disclosure Update and Simplification" which includes amendments to certain disclosure requirements to conform to GAAP. The amendments remove the requirement to separately state the book basis components of net assets and instead disclose total distributable earnings on the Statement of Assets and Liabilities, and remove the requirement to separately state the sources of distributions paid and instead disclose the total amount of distributions paid, and remove the requirement to parenthetically state the book basis amount of undistributed net investment income on the Statement of Changes in Net Assets. The requirements are effective November 5, 2018, and the Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. The Statement of Changes reflected the following distribution balances as of December 31, 2017:
	MyDestination 2015 Fund	MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund
Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	$ (641,478)	$ (2,639,827)	$ (1,105,684)	$ (1,124,943)	$ (65,415)
Investor shares	(1,860,261)	(8,364,170)	(2,490,452)	(1,895,549)	(41,040)
Distributions from net realized capital gains
Institutional shares	(2,417,980)	(6,291,456)	(4,865,521)	(5,234,610)	(1,616,713)
Investor shares	(11,453,131)	(24,908,061)	(16,041,331)	(12,491,640)	(3,294,180)

	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	$ (363,818)	$ (4,352,882)	$ (2,439,768)	$ (2,123,426)
Investor shares	(907,016)	(13,704,307)	(6,311,843)	(7,542,741)
Distributions from net realized capital gains
Institutional shares	(1,195,256)	(4,343,325)	(10,773,669)	(11,458,334)
Investor shares	(5,832,761)	(16,711,610)	(37,730,860)	(50,772,473)

	Money Market Fund	Low-Duration Bond Fund	Medium-Duration Bond Fund	Extended-Duration Bond Fund
Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	$ (2,230,825)	$ (10,229,709)	$ (20,072,788)	$ (3,878,270)
Investor shares	(5,085,360)	(4,000,821)	(4,509,866)	(3,532,900)
Distributions from net realized capital gains
Institutional shares	—	—	—	(832,617)
Investor shares	—	—	—	(841,314)

	Global Bond Fund	Defensive Market Strategies Fund	Equity Index Fund	Value Equity Fund
Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	$ (13,826,842)	$ (3,675,515)	$ (7,183,738)	$ (17,608,553)
Investor shares	(3,842,884)	(1,266,103)	(6,406,244)	(5,433,418)
Distributions from net realized capital gains
Institutional shares	—	(29,895,180)	(2,906,537)	(59,973,423)
Investor shares	—	(16,821,249)	(3,026,151)	(21,470,715)

	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund
Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	$ (740,405)	$ (500,162)	$ (4,274,787)	$ (20,323,118)
Investor shares	—	—	—	(4,650,292)
Distributions from net realized capital gains
Institutional shares	(112,679,757)	(20,799,180)	(573,818)	(81,493,158)
Investor shares	(57,082,011)	(18,504,594)	—	(22,039,724)

	Emerging Markets Equity Fund	Global Real Estate Securities Fund	Strategic Alternatives Fund
Dividends and Distributions to Shareholders:
Dividends from net investment income
Institutional shares	$ (3,877,025)	$ (5,479,616)	$ (1,536,102)
Investor shares	(719,662)	(3,733,615)	(261,510)
Distributions from net realized capital gains
Institutional shares	—	—	(448,116)
Investor shares	—	—	(91,616)
11. REGULATORY EXAMINATIONS
Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by the Trust and its affiliates with securities and other laws and regulations affecting the Funds. There are currently no such matters which the Trust and its affiliates believe will be material to these financial statements.
12. LIQUIDATION
On February 9, 2018, the Inflation Protected Bond Fund was liquidated in accordance with the Plan of Liquidation and Termination approved by the Board of Trustees on November 9, 2017.
13. SUBSEQUENT EVENTS
Subsequent events have been evaluated through the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of GuideStone Funds and Shareholders of MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund, Defensive Market Strategies Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund, Global Real Estate Securities Fund and Strategic Alternatives Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (constituting GuideStone Funds, hereafter collectively referred to as the "Funds") as of December 31, 2018, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund,
Defensive Market Strategies Fund, Equity Index Fund,
Value Equity Fund, Growth Equity Fund, Small Cap
Equity Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund and Global Real Estate Securities Fund	Statements of operations for the year ended December 31, 2018 and statements of changes in net assets for the years ended December 31, 2018 and 2017
Strategic Alternatives Fund	Statement of operations for the year ended December 31, 2018 and statements of changes in net assets for the year ended December 31, 2018 and for the period June 30, 2017 (inception date) through December 31, 2017
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
February 28, 2019
We have served as the auditor of one or more investment companies in GuideStone Funds since 2001.

NOTICE TO SHAREHOLDERS (Unaudited)
Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the federal tax status of distributions received by each Fund’s shareholders. During the year ended December 31, 2018, the Funds hereby designate the following dividends and distributions paid by each of the Funds:
Fund	Ordinary Income	Long-Term Capital Gain (20% rate)	Return of Capital
MyDestination 2015 Fund	$22,803,959	$ 14,085,921	$ —
MyDestination 2025 Fund	33,986,791	38,055,961	—
MyDestination 2035 Fund	22,165,480	25,579,129	—
MyDestination 2045 Fund	15,798,135	23,490,194	—
MyDestination 2055 Fund	4,222,783	6,934,772	—
Conservative Allocation Fund	15,397,717	437,488	—
Balanced Allocation Fund	59,404,751	3,908,455	—
Growth Allocation Fund	41,898,996	3,525,774	—
Aggressive Allocation Fund	31,324,625	3,691,707	—
Money Market Fund	18,097,193	—	—
Low-Duration Bond Fund	21,597,150	—	—
Medium-Duration Bond Fund	41,568,447	—	—
Extended-Duration Bond Fund	6,878,837	1,763,567	—
Global Bond Fund	17,233,962	—	—
Defensive Market Strategies Fund	23,181,404	39,872,400	—
Equity Index Fund	21,300,972	6,035,838	—
Value Equity Fund	38,627,518	153,636,772	—
Growth Equity Fund	5,401,351	221,388,439	—
Small Cap Equity Fund	16,705,821	80,730,527	—
International Equity Index Fund	7,738,165	—	—
International Equity Fund	27,909,942	107,935,276	—
Emerging Markets Equity Fund	2,656,034	—	—
Global Real Estate Securities Fund	9,704,770	—	—
Strategic Alternatives Fund	7,693,005	367,373	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes. Long-term capital gain distributions are taxable as capital gain dividends.

NOTICE TO SHAREHOLDERS (Continued)
The following percentages of ordinary income dividends paid for the year ended December 31, 2018, have been designated as qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003.
Fund	Qualified Dividend Income	Qualified Short Term
MyDestination 2015 Fund	15.23%	—%
MyDestination 2025 Fund	25.75%	—%
MyDestination 2035 Fund	31.31%	—%
MyDestination 2045 Fund	38.12%	—%
MyDestination 2055 Fund	43.86%	—%
Conservative Allocation Fund	13.02%	—%
Balanced Allocation Fund	17.53%	—%
Growth Allocation Fund	28.89%	—%
Aggressive Allocation Fund	43.34%	—%
Defensive Market Strategies Fund	87.43%	—%
Equity Index Fund	100.00%	72.58%
Value Equity Fund	100.00%	43.22%
Growth Equity Fund	100.00%	100.00%
Small Cap Equity Fund	—%	26.53%
International Equity Index Fund	100.00%	—%
International Equity Fund	100.00%	—%
Emerging Markets Equity Fund	100.00%	—%
Global Real Estate Securities Fund	8.00%	—%
Strategic Alternatives	19.42%	—%
All above designations are based on financial information available as of the date of this annual report, and accordingly, are subject to change. It is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

NOTICE TO SHAREHOLDERS (Continued)
GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times during the six-months ended December 31, 2018, directly or indirectly controlled the vote of at least 60% of the outstanding shares of GuideStone Funds (the “Trust”). This means that GuideStone Financial Resources, which is an affiliate of the Trust’s investment adviser, GuideStone Capital Management, LLC, controls the vote on any matter that requires shareholder approval.
During the six-months ended December 31, 2018, GuideStone Financial Resources:
1. Approved by Written Consent, dated December 6, 2018, the election of David B. McMillan to the Board of Trustees of the Trust (the “Board”), effective February 1, 2019. Upon effectiveness, the Board will be comprised of 10 individuals: Randall T. Hahn, D.Min., and John R. Morris, each of whom is an “interested person” of the Trust (“Interested Trustees”), as the term “interested person” is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“1940 Act’), and William Craig George, Barry D. Hartis, Grady R. Hazel, Christopher W. Kersey, MD, MBA, Joseph A. Mack, David B. McMillan, Franklin R. Morgan and Kyle L. Tucker, each of whom is not an “interested person” of the Trust as the term “interested person” is defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”).
2. Approved by Written Consent, dated July 31, 2018, the amended and restated By-laws of the Trust, effective August 1, 2018.
3. Approved by Written Consent, dated July 11, 2018, the election of Randall T. Hahn to the Board, effective August 23, 2018. Upon effectiveness, the Board was comprised of nine individuals: Randall T. Hahn, D.Min., and John R. Morris, each of whom is an Interested Trustee, and William Craig George, Barry D. Hartis, Grady R. Hazel, Christopher W. Kersey, MD, MBA, Joseph A. Mack, Franklin R. Morgan and Kyle L. Tucker, each of whom is an Independent Trustee, as the term interested person is defined in Section 2(a)(19) of the 1940 Act.

FUND MANAGEMENT (Unaudited)
Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-GS-FUNDS(1-888-473-8637).
Name, (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
INDEPENDENT TRUSTEES
William Craig George (1958) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2004	Senior Credit Officer, First National Bank of PA, 2014 - present; Chief Credit Officer, CapStone Bank, 2011 - 2014.	24	None
Barry D. Hartis (1945) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2014	Certified Public Accountant, 1987 - present.	24	GuideStone Financial Resources – Board of Trustees Member, 2004 – 2012; GuideStone Funds – Board of Trustees, Interested Trustee, 2005 – 2012.
Grady R. Hazel (1947) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2011	Chief Financial Officer – The Dunham School, 2016 – present; Certified Public Accountant, 2015 - present; G400 Relations Manager, American Institute of Certified Public Accountants, 2012 - 2015; Executive Director, Society of Louisiana CPAs, 1995 - 2012.	24	Neighbors Federal Credit Union – Vice -
Chairman of the Board; Stonetrust Commercial
Insurance Company – Board of Directors
Member and Chairman of Audit Committee;
State Board of Certified Public Accountants
				of Louisiana - Board Member.
Christopher W. Kersey, MD, MBA (1969) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2017	Founding Managing Partner, Havencrest Healthcare Capital Partners, 2016 - present, Managing Member and Partner, Camden Partners Holdings, LLC - Registered Investment Adviser, 2008 - 2016.	24	Essence Group Holdings Corporation - Board
of Directors Member, 2011 - 2017; IPG
- Board of Directors Member, 2013 - 2016;
Metabolon - Board of Directors Member,
2013 - 2016; Paragon Bioservices - Board
of Directors Member 2013 - 2016; PatientSafe
Solutions - Board of Directors Member
2010 - 2017; Johns Hopkins Medicine
International - Chairman of the Board, 2011
- present, John Hopkins Medicine - Board
of Trustee Member, 2010 - present; The
Johns Hopkins Hospital - Board of Trustees
Member, 2010 - present; The Johns Hopkins
Hospital Endowment Fund - Board of
Directors Member, 2010 - present; The Johns
Hopkins Carey Business School - Member
of the Health Care Advisory Board of Directors,
				2012 - present.
Joseph A. Mack (1939) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2002	Independent Consultant, 2010 - present; Director of Public Policy, North Greenville University, 2011 - 2016: Contractor, Interim Director of Public Policy, South Carolina Baptist Convention, 2017; Contractor, South Carolina Citizens for Life, 2014 - present.	24	None
David B. McMillan (1957)[2] 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	Chief Executive Officer and Founder, Peridot Energy LLC, 2008 - present; Chief Executive Officer, INEA International/VHSC Cement, 2015 - 2017.	24	GuideStone Financial Resources - Board of
Trustees Member, July 2010 - June 2018;
GuideStone Financial Resources - Chairman
of the Audit Committee, July 2013 - June 2018;
GuideStone Capital Management, LLC, Board
of Directors Member, July 2011 - June 2018;
GuideStone Capital Management, LLC -
Chairman of the Board of Directors, July 2013
- June 2018; GuideStone Investment Services
- Chairman of the Board of Directors, May
2014 - June 2018; GuideStone Resource
Management, Inc. - Chairman of the Board
				of Directors, May 2014 - June 2018.

FUND MANAGEMENT (Continued)
Name, (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Franklin R. Morgan (1943) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2005	Retired - Senior Vice President, Director of International Administration, Prudential Securities, Inc., 1960 - 2003.	24	None
Kyle L. Tucker (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2013	Vice President and Financial Advisor, CAPTRUST Financial Advisors, 2006 - present.	24	Fellowship of Christian Athletes (NC) Triangle Board, 2012 – 2015; NC Values Coalition Board, 2015 - present; Institute for Faith and Family, 2015 - present; College Golf Fellowship, 2012 - present.
INTERESTED TRUSTEES[3]
Randall T. Hahn, D.Min. (1965) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2018	Senior Pastor, The Heights Baptist Church, 2002 - present.	24	GuideStone Financial Resources – Board of Trustees Member, June 2015 – present.
John R. Morris (1938) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2017	Vice President and Broker-in-Charge, Hound Ears Club, Inc., 2010 - 2018.	24	GuideStone Financial Resources – Chairman,
June 2018 - present; GuideStone Financial
Resources - Board of Trustees Member, June
2012 - present; GuideStone Capital
Management, LLC, Board of Directors Member,
May 2014 - present; GuideStone Investment
Services, Board of Directors Member, July 2012
- present; GuideStone Resource Management,
Inc., Board of Directors Member, May 2014
				- present.
OFFICERS WHO ARE NOT TRUSTEES[4]
Ron W. Bass (1966) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Compliance Officer and AML Officer	Since 2009	Director of Asset Management Compliance, GuideStone Financial Resources, June 2009 – present.	N/A	N/A
Melanie Childers (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President – Fund Operations	Since 2014	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 - present; Director, Funds Administration and Operations, GuideStone Financial Resources, 2009 - 2014.	N/A	N/A
John R. Jones (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 - present.	N/A	N/A
Patrick Pattison (1974) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 - present; Director of Financial Reporting & Process Review, GuideStone Financial Resources, 2008 - 2015.	N/A	N/A
Matt L. Peden (1967) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Investment Officer	Since 2001	Vice President and Chief Investment Officer, GuideStone Financial Resources, 2015 - present; Director of Portfolio Management, GuideStone Financial Resources, 2010 - 2015.	N/A	N/A

FUND MANAGEMENT (Continued)
Name, (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Matthew A. Wolfe (1982) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Legal Officer and Secretary	Since 2017	Associate Counsel - Investment and Corporate Services, GuideStone Financial Resources, 2015 - present; Vice President and Assistant General Counsel, Goldman Sachs & Co., 2012 - 2015.	N/A	N/A
Erin Wynne (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Financial Officer	Since 2016	Director, Financial Reporting & Analysis, GuideStone Financial Resources, 2015 - present; Manager, Financial Reporting & Analysis, GuideStone Financial Resources, 2010 - 2015.	N/A	N/A
1  Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last. Officers serve at the pleasure of the Board.
2  Mr. McMillan’s effective date as an Independent Trustee is February 1, 2019.
3 Dr. Hahn and Mr. Morris are Interested Trustees of the Trust due to their positions on the Board of Trustees of GuideStone Financial Resources.
4  The officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

PROXY VOTING
A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-GS-FUNDS (1-888-473-8637), by visiting our website at GuideStoneFunds.com or by visiting the SEC’s website at http://www.sec.gov.
FORM N-MFP
Beginning December 2009, the GuideStone Money Market Fund began filing Form N-MFP with the SEC. Form N-MFP is filed on a monthly basis by money market mutual funds and includes detailed information about a money market fund’s investments and the market-based price of its portfolio known as its “shadow NAV“ or mark-to-market valuation. The portfolio holdings information is posted on our website, GuideStoneFunds.com within five business days after the end of the month. Form N-MFP is made available online with a 60-day delay at http://www.sec.gov.
QUARTERLY SCHEDULES OF INVESTMENTS
In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the SEC for each Fund’s first and third fiscal quarters on Form N-Q. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders; however, the schedule is posted to our website, GuideStoneFunds.com. You may also obtain the Form N-Q filings by accessing the SEC’s website at http://www.sec.gov.

BOARD REVIEW OF EXISTING ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited)
As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in Section 2(a)(19) of the 1940 Act, recently considered the renewal of (i) the investment advisory agreement between GuideStone Capital Management, LLC (the “Adviser” or “GSCM”) and the Trust on behalf of the Target Date, Asset Allocation and Select Funds (each, a “Fund,” and together, the “Funds”) (the “Advisory Agreement”); (ii) the existing sub-advisory agreements among the Adviser, each sub-adviser and the Trust on behalf of each Select Fund (except as noted below); and (iii) the sub-advisory agreement among the Adviser, Parametric Portfolio Associates LLC (“Parametric”) and the Trust on behalf of each Fund participating in the cash overlay program (“Cash Overlay Program”) (the agreements covered by items ii and iii referred to collectively as the “Sub-Advisory Agreements”). The Advisory Agreement and the Sub-Advisory Agreements (each, an “Agreement,” and collectively, the “Agreements”) were approved for an additional one-year term, at a meeting of the Board held on September 13-14, 2018 (the “Meeting”). The Board’s decision to approve the Agreements reflects the exercise of its reasonable business judgment to continue each Agreement. In approving the continuation of the Agreements, the Board considered with the assistance and advice of counsel to the Independent Trustees (“Independent Counsel”) and counsel to the Trust, information provided by the Adviser, each applicable sub-adviser and a consulting firm engaged by the Trust. Because the Board had approved them for an initial two-year term within the last two years, the following agreements were not subject to annual renewal at the Meeting: (i) the sub-advisory agreement with Harris Associates L.P. on behalf of the International Equity Fund; (ii) the sub-advisory agreement with Wellington Management Company LLP on behalf of the Emerging Markets Equity Fund; (iii) the sub-advisory agreement with Goldman Sachs Asset Management, L.P. on behalf of the Emerging Markets Equity Fund; and (iv) the sub-advisory agreement with Goldman Sachs Asset Management, L.P. on behalf of the Strategic Alternatives Fund.
The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to continue the Agreements. The factors considered by the Board included, but were not limited to: (i) the personnel resources of the Adviser and sub-advisers; (ii) the experience and expertise of the Adviser and sub-advisers; (iii) the financial capabilities and resources of the Adviser and sub-advisers; (iv) the compliance procedures and histories of the Adviser and sub-advisers; (v) the performance of the Funds or portfolio accounts in comparison to relevant benchmarks, peer universes of similarly managed funds and the sub-advisers’ other clients; (vi) the amount of the contractual advisory fees in comparison to similarly managed funds and the sub-advisers’ other clients and the effect of any fee waiver and expense reimbursement arrangements; (vii) the total expenses of the Funds in comparison to similarly managed funds and the use of past and anticipated expense caps; (viii) the profitability of the Adviser and, to the extent available, of sub-advisers with respect to the Funds or portfolio accounts and their overall businesses, as well as the effect of fee waivers and expense caps on profitability levels; (ix) the extent of any economies of scale and whether the fee structures reflect such economies of scale through breakpoints or effectively do so as a result of recent reductions in fee levels; (x) the existence of any collateral benefits realized by the Adviser or sub-advisers, such as affiliated brokerage arrangements or the use of soft dollars; and (xi) the existence of any collateral benefits realized by the Funds resulting from relationships with the Adviser or sub-advisers. In addition, with respect to the Funds that utilize a multi-manager approach (i.e., the Fund is advised by multiple sub-advisers), the Board considered the ongoing role each sub-adviser plays in the overall structure of the Fund’s portfolio, including how each sub-adviser’s strategy complements the strategies of the other sub-advisers.
In its decision to renew the Agreements, the Board was also mindful of the potential disruptions of the Trust’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an Agreement. The Board also evaluated whether the approval of each Agreement is in the best interests of the applicable Fund and its shareholders. No one factor was determinative in the Board’s consideration of the Agreements.

The Board undertook a review of the terms of the Agreements and the nature, extent and quality of the services provided by the Adviser and each applicable sub-adviser. The Board conducted its analysis on a Fund-by-Fund basis with respect to the Adviser and then each applicable sub-adviser. The Adviser provided the Board with substantial detailed information in the form of reports about itself and each Target Date Fund, Asset Allocation Fund, Select Fund and applicable sub-advisory firm prior to and during the Meeting, which addressed the factors listed previously. The Adviser also provided additional information about the Adviser and each sub-adviser in presentations made during the Meeting and responded to questions from the Trustees. In addition, the Independent Trustees met separately in executive session with Independent Counsel, as did the Investment Management Committee of the Board (“IMC”), to discuss and consider information presented in connection with the continuation of the Agreements as well as the Trustees’ responsibilities and duties in approving the Agreements.
BOARD APPROVAL OF CONTINUATION OF THE ADVISORY AGREEMENT WITH GSCM
In considering the renewal of the existing Advisory Agreement with GSCM, the Board took into account all the materials provided prior to and during the Meeting, the presentations made during the Meeting and the comprehensive discussions during the Meeting, including the discussions between the Independent Trustees and Independent Counsel during executive sessions. The Board also took into account the IMC’s review of information related to the Advisory Agreement, questions submitted by the IMC to the Adviser and Trust management regarding GSCM, GSCM’s responses to those questions and recommendations made by the IMC.
The Board examined the nature, extent and quality of the services to be provided by GSCM to each of the Funds. The Board evaluated GSCM’s experience serving as the investment adviser to the Trust and each of its Funds, including GSCM’s experience overseeing and managing the allocation of each Fund’s assets among the Trust’s sub-advisers, continually reviewing the investment performance of each Fund, continually reviewing the nature and quality of the services provided by the Trust’s sub-advisers and recommending changes to the Trust’s sub-advisers and the allocation of the Funds’ assets among their sub-advisers, as and when appropriate. With respect to the Target Date Funds and the Asset Allocation Funds, the Board evaluated the nature, extent and quality of the services that GSCM provides that are in addition to, rather than duplicative of, services provided pursuant to any underlying Select Fund’s advisory contract. Specifically, the Board evaluated GSCM’s services in determining the glide path or the asset mix for each Fund and selecting the specific underlying Select Funds in which to invest, as well as rebalancing services. The Board considered the experience of key personnel at GSCM providing investment management services to the Trust and to each Fund as well as the administrative services provided to the Trust, the systems used by such persons and the ability of GSCM to attract and retain capable personnel. The Board considered the reputation, compliance history, compliance program and financial condition of GSCM. The Board also considered the terms of the Advisory Agreement and the responsibilities that GSCM has as investment adviser to each of the Funds, including oversight of sub-adviser compliance with each Fund’s policies and objectives and oversight of general Fund compliance, including compliance with social restrictions and Board directives. The Board concluded that each Fund is likely to benefit from the nature, extent and quality of GSCM’s services based on its experience, personnel, operations and resources. During their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
The Board considered the advisory fees for each of the Funds under the Advisory Agreement, as well as the Fund’s total management fees. The Board examined fee information for each Select Fund, as compared to other funds in each Select Fund’s asset-stratified peer group for the Investor Class, based on information provided by an outside consulting firm as of June 30, 2018. The Board took into account that the management fees, not inclusive of any fee waiver or expense reimbursements, for the Money Market, Low-Duration Bond, Medium-Duration Bond and Equity Index Funds ranked in the first quartile; the Global Bond, Strategic Alternatives, Defensive Market Strategies, Global Real Estate Securities, Value Equity, Growth Equity, International Equity and Emerging Markets Equity Funds ranked in the second quartile; the Extended-Duration Bond and Small Cap Equity Funds ranked in the third quartile; and no Select Fund ranked in the fourth quartile.

The Board also evaluated the total expense ratios for other funds in each Select Fund’s asset-stratified peer group for the Investor Class based on information provided by an outside consulting firm as of June 30, 2018, and determined that each Select Fund’s total expense ratio, net of any fee waiver or expense reimbursement and acquired fund fees and expenses, with the exception of the Extended-Duration Bond, Small Cap Equity, International Equity and Emerging Markets Equity Funds, was lower than the median total expense ratio for such other funds. The Board took into account that the total expense ratio for the Extended-Duration Bond, Small Cap Equity, International Equity and Emerging Markets Equity Funds ranked in the third quartile, and that no Select Fund ranked in the fourth quartile, among similar funds at similar asset levels.
The Board also examined the fee information for each Select Fund, as compared to other funds in each Select Fund’s peer group for the Investor Class, based on information provided by an outside consulting firm as of June 30, 2018. The Board determined that the management fees, not inclusive of any fee waiver or expense reimbursement, for the Money Market and Global Real Estate Securities Funds ranked in the first quartile; the Low-Duration Bond, Medium-Duration Bond, Global Bond, Strategic Alternatives, Equity Index, Value Equity, International Equity and Emerging Markets Equity Funds ranked in the second quartile; the Extended-Duration Bond, Defensive Market Strategies, Growth Equity and Small Cap Equity Funds ranked in the third quartile; and that no Select Fund ranked in the fourth quartile among each Select Fund’s broad peer group. The Board also evaluated the total expense ratios for other funds in each Select Fund’s broad peer group for the Institutional Class and determined that each Select Fund’s total expense ratio, net of any fee waiver or expense reimbursement and acquired fund fees and expenses, was lower than the median total expense ratio for such other funds, except for the Small Cap Equity, International Equity Index, International Equity and Emerging Markets Equity Funds. The Board took into account that the total expense ratios for the Small Cap Equity and International Equity Funds ranked in the third quartile and the International Equity Index and Emerging Markets Equity Funds ranked in the fourth quartile.
The Board also examined fee and expense information for the Target Date Funds and the Asset Allocation Funds, as compared to other funds in these Funds’ asset-stratified peer groups for both the Institutional and Investor Classes, based on information provided by an outside consulting firm as of June 30, 2018. The Board determined that the management fees, not inclusive of any fee waiver or expense reimbursement, and the total expense ratios, net of any fee waiver or reimbursement and acquired fund fees and expenses, for each Target Date Fund were lower than the median for the Investor Class and higher than the median for the Institutional Class for such other mutual funds with similar asset levels. For the Asset Allocation Funds, the Board determined that the management fees, and the total expense ratios, net of acquired fund fees and expenses, for each Asset Allocation Fund for the Institutional and Investor Classes were lower than the median for other mutual funds in each Asset Allocation Fund’s respective asset-stratified peer group.
The Board examined the performance information for the Investor Class of the actively managed Select Funds compared to Morningstar peer rankings based on information provided by an outside consulting firm, specifically the average annual total returns for the three-, five- and 10-year periods ended June 30, 2018. For the three-year average annual total returns for the period ended June 30, 2018, the Board noted that the Extended-Duration Bond, Defensive Market Strategies and International Equity Funds ranked in the first quartile; the Money Market, Global Bond, Global Real Estate Securities, and Growth Equity Funds ranked in the second quartile; the Low-Duration Bond, Medium-Duration Bond, Value Equity, Small Cap Equity and Emerging Markets Equity Funds ranked in the third quartile; and no Select Fund ranked in the fourth quartile.
For the five-year average annual total returns for the period ended June 30, 2018, the Board noted that the Extended-Duration Bond, Global Bond, Defensive Market Strategies and International Equity Funds ranked in the first quartile; the Money Market and Growth Equity Funds ranked in the second quartile; the Low-Duration Bond, Medium-Duration Bond, Global Real Estate Securities, Value Equity, Small Cap Equity and Emerging Markets Equity Funds ranked in the third quartile; and no Select Fund ranked in the fourth quartile.

For the 10-year average annual total returns for the period ended June 30, 2018, the Board noted that the Money Market, Medium-Duration Bond, Extended-Duration Bond, Global Bond and Global Real Estate Securities Funds ranked in the first quartile; the Low-Duration Bond, Value Equity, Growth Equity and International Equity Funds ranked in the second quartile; the Small Cap Equity Fund ranked in the third quartile; and no Select Fund ranked in the fourth quartile.
The Board examined the performance information included in the meeting materials for the Investor Class of each Target Date Fund and Asset Allocation Fund compared to Morningstar peer rankings based on information provided by an outside consulting firm, specifically the average annual total returns for the three-, five- and 10-year periods ended June 30, 2018. Among Morningstar peers, the Board noted that the Conservative Allocation Fund ranked in the third quartile for the three-year period and in the fourth quartile for the five- and 10-year periods; the Balanced Allocation Fund ranked in the second quartile for the three-, five- and 10-year periods; the Growth Allocation Fund ranked in the third quartile for the three- and 10-year periods and the fourth quartile for the five-year period; and the Aggressive Allocation Fund ranked in the second quartile for the three-, five- and 10-year periods.
The Board also noted that among Morningstar peers, the MyDestination 2015 Fund ranked in the fourth quartile for the three-, five- and 10-year periods; the MyDestination 2025 Fund ranked in the second quartile for the three-year period and in the third quartile for the five- and 10-year periods; the MyDestination 2035 Fund ranked in the third quartile for the three-year period and in the fourth quartile for the five- and 10-year periods; the MyDestination 2045 Fund ranked in the third quartile for the three-year period and in the fourth quartile for the five- and 10-year periods; and the MyDestination 2055 Fund ranked in the third quartile for the three-year period and in the fourth quartile for the five-year period. The Board recognized that the inception date of the MyDestination 2055 Fund was in 2012.
The Board considered the costs to GSCM of serving as the investment adviser to the Funds, including the costs associated with the personnel, systems and equipment necessary to manage the Funds in accordance with the existing Advisory Agreement. The Board considered the revenues that GSCM received for serving as the investment adviser to the Funds and the fact that any profit realized by GSCM is forwarded to GuideStone Financial Resources of the Southern Baptist Convention, which for many years had operated at a deficit with respect to the Trust. The Board also considered the profitability information for GSCM, first, without taking into account sub-advisory fees, and second, taking into account sub-advisory fees. The Board considered whether any direct or indirect collateral benefits inured to either GSCM or the Trust as a result of their affiliation with one another. In light of these considerations, the Board concluded that any profits realized in connection with GSCM’s services appeared reasonable.
The Board also considered the extent to which the advisory fees to be paid to the Adviser reflected economies of scale, taking into account the nature and extent of the services provided by the Adviser, including multi-manager structure of the Funds. The Board noted that only certain Funds are subject to an expense cap. The Board considered the amount of any fees waived by GSCM for each applicable Fund and the total amount of fees waived for the Trust as a whole during the past year. The Board also noted that the total expense ratios for the Extended-Duration Bond, Small Cap Equity, International Equity and Emerging Markets Equity Funds, net of any fee waiver and expense reimbursement and acquired fund fees and expenses, if applicable, were above the median total expense ratio for other similar funds at the same asset levels for the Investor Class as of June 30, 2018.
Based on all of the information presented to the Board and its consideration of relevant factors, the Board concluded that the fee paid to GSCM by each Fund was fair and reasonable in light of the services to be performed, and in the exercise of its business judgment, determined to approve the continuation of the Advisory Agreement for each Fund. The Board also determined that approval of the continuation of each Advisory Agreement is in the best interests of each Fund and its shareholders.

BOARD APPROVAL OF CONTINUATION OF SUB-ADVISORY AGREEMENTS FOR THE SELECT FUNDS AND THE FUNDS PARTICIPATING IN THE CASH OVERLAY PROGRAM
In considering the existing Sub-Advisory Agreements being presented for renewal, the Board took into account the materials provided prior to and during the Meeting, the presentations made during the Meeting and the extensive discussions during the Meeting, including the discussions the Independent Trustees had during their executive sessions with Independent Counsel. The Board also took into account the IMC’s review of information related to the Trust’s sub-advisers, questions submitted by the IMC to GSCM regarding various sub-advisers, GSCM’s responses to those questions and recommendations made by the IMC. More specifically, the Board examined the nature, extent and quality of the services to be provided by each sub-adviser.
The Board evaluated each sub-adviser’s experience serving as a sub-adviser to the applicable Fund. The Board noted that each sub-adviser currently provides investment advice to various clients, including, in some cases, other pooled investment vehicles. The Board noted the experience of key personnel at each sub-adviser providing investment management services, the systems used by such persons and the ability of each sub-adviser to attract and retain capable personnel. The Board noted the reputation, compliance history, compliance program and financial condition of each sub-adviser. The Board also noted the terms of the existing sub-advisory agreements and the responsibilities that each sub-adviser has with respect to the applicable Fund, including the responsibility of the day-to-day management of the investment portfolio of such Fund, compliance with such Fund’s policies and objectives and the implementation of Board directives as they relate to such Fund.
The Board also took into account the overall structure of each Fund and the particular role each sub-adviser plays in that structure and in achieving each Fund’s overall investment objective. The Board also noted that market conditions presented challenges for certain active management strategies during recent periods. The Board concluded that each Fund is likely to benefit from the nature, extent and quality of these services as a result of each sub-adviser’s experience, personnel, operations and resources. During their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
The Board examined performance information for each segment of a Fund managed by a sub-adviser. The Board noted that, for many of the sub-advisers, the performance record of the segment of the Fund managed by the sub-adviser compared favorably to the relevant benchmark, the composite performance for the sub-adviser’s clients (on a gross fee basis) and/or the peer universe of similarly managed funds. In cases where the sub-adviser’s performance lagged, the Board also considered historical and recent investment performance, how the sub-adviser’s strategy deviated from the composition of the benchmark, the sub-adviser’s role within the Fund and the outlook for future performance. The Board also noted that, in certain cases, market trends have contributed to the underperformance of some sub-advisers. The Board also considered whether a sub-adviser’s underperformance was within the expected tracking error for the sub-adviser’s investment strategy. The Board concluded that, although past performance is no guarantee of future performance, the performance of each sub-adviser’s segment was satisfactory in light of all relevant considerations and the applicable Funds were likely to benefit from each sub-adviser continuing to serve as sub-adviser to the Trust.
The Board examined the fee schedule for each sub-adviser, noting how the fee levels charged to each applicable Fund compared with available information about fees charged by the sub-advisers to their other similarly situated clients, which in many cases include separately managed accounts, as well as how the sub-adviser fee levels for each Select Fund compared to the median sub-advisory fee for the peer universe of similarly managed funds. The Board determined that the fees to be charged by each sub-adviser were reasonable in relation to the nature, extent and quality of the services to be provided.
The Board also took into account the profitability and the financial capability of each sub-adviser in light of information presented at the Meeting. In light of these considerations, the Board concluded that the profits realized by each sub-adviser who completed a profitability questionnaire appeared reasonable. For the limited number of sub-advisers that did not provide profitability information, the Board relied upon other relevant information, particularly the independent negotiation of the fee schedules, the level of the fees, the sub-adviser’s performance history and feedback received from the sub-advisers regarding the firm’s inability to estimate profitability. The Board noted that, based on the Adviser’s representations, the financial statements of the sub-advisers did not appear to raise any significant concerns regarding the financial capability of those sub-advisers. The Board also considered the Adviser’s representations in the materials prepared for the Meeting, and the discussions earlier in the Meeting, that no sub-adviser experienced any material adverse change in its financial condition since the date of its most recent audited financial statements, and took into account the Adviser’s representation that it would continue to monitor the financial condition of each sub-adviser.
The Board considered the extent to which sub-adviser fees to be paid to each sub-adviser reflected economies of scale. The Board noted that each sub-adviser’s fee schedule either reflected economies of scale by reducing the fee on assets in excess of certain stated breakpoints or the fee level negotiated was below or on par with the standard fee level for the sub-adviser.
In evaluating the benefits that are expected to accrue to each sub-adviser through its relationship as sub-adviser to a Select Fund, the Board noted that certain sub-advisers allocate portfolio brokerage to affiliated broker-dealers that receive commissions from the execution of Fund trades. The Board also noted that certain sub-advisers expect to benefit from “soft dollar” arrangements by which brokers will provide research and other services to the sub-adviser in exchange for commissions on trades of the portfolio securities of the Select Fund. The Board considered whether any direct or indirect collateral benefits inured to the Trust because of its affiliation with each sub-adviser.
Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the continuation of each Sub-Advisory Agreement that was presented for renewal. The Board also determined that approval of the continuation of each Sub-Advisory Agreement presented for renewal is in the best interest of each Select Fund and each Fund participating in the Cash Overlay Program and their respective shareholders.
BOARD REVIEW OF NEW SUB-ADVISORY AGREEMENTS FOR THE SMALL CAP EQUITY FUND
As required by the 1940 Act, the Board, including a majority of the Independent Trustees, considered the approval of two new sub-advisory agreements (the “New Sub-Advisory Agreements”) among the Adviser, the Trust and respectively: (i) Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) and (ii) Delaware Investments Fund Advisers (“DIFA,” and together with Jacobs Levy, the “New Sub-Advisers”) on behalf of the Small Cap Equity Fund (the “SCE Fund”). The Board approved the New Sub-Advisory Agreements at the Meeting.
The Board’s decision to approve the New Sub-Advisory Agreements reflects the exercise of the Board’s business judgement and the Board’s consideration of its fiduciary duties to the SCE Fund and its shareholders. Prior to approving the New Sub-Advisory Agreements, the Board requested and received information from the Adviser and the New Sub-Advisers, and considered such information with the assistance and advice of Independent Counsel and counsel to the Trust.
The Board’s consideration of various factors, and its conclusions with respect to such factors, formed the basis for the Board’s determination to approve the New Sub-Advisory Agreements. The factors considered by the Board included, but were not limited to: (i) the nature, extent and quality of the services to be provided by each New Sub-Adviser; (ii) the personnel resources of each New Sub-Adviser; (iii) the experience and expertise of each New Sub-Adviser; (iv) the financial capabilities and financial resources of each New Sub-Adviser; (v) the compliance program and compliance history of each New Sub-Adviser; (vi) the composite performance history of each New Sub-Adviser’s proposed investment strategy for the SCE Fund in comparison to relevant benchmarks; (vii) the amount of the contractual sub-advisory fee proposed to be paid to each New Sub-Adviser in comparison to available fee information for the New Sub-Adviser’s other clients and similar funds; (viii) the expected profitability of each New Sub-Adviser with respect to the SCE Fund and its overall business; (ix) the extent of any economies of scale and whether the fee structure for each New Sub-Adviser reflects such economies of scale; (x) the existence of any collateral to be benefits realized by each New Sub-Adviser, such as affiliate brokerage arrangements or the use of soft dollars; and (xi) any collateral benefits that may be realized by the SCE Fund. With respect to each New Sub-Advisory Agreement, the Board also evaluated whether the approval of the New Sub-Advisory Agreement was in the best interest of the SCE Fund and its respective shareholders. No one factor was determinative in the Board’s consideration of the New Sub-Advisory Agreements, and each Trustee may have attributed different weights to the factors considered.
The Board undertook a review of the terms of the New Sub-Advisory Agreements, as well as the nature, extent and quality of the services to be provided by the New Sub-Advisers under the New Sub-Advisory Agreements and the proposed fees in exchange for such services. The Adviser provided the Board with information in the form of reports about the New Sub-Advisers prior to and during the Meeting, which addressed the factors listed previously. During the Meeting, the Adviser also gave a presentation to the Board during which the Adviser provided additional information about the New Sub-Advisers, discussed the comprehensive review process used by the Adviser to recommend the New Sub-Advisers as new sub-advisers to the SCE Fund and responded to questions from the Board.
In addition, the Independent Trustees met separately in executive session with Independent Counsel, as did the IMC, to discuss and consider the information presented in connection with the approval of the New Sub-Advisory Agreements, as well as the Trustees’ responsibilities and duties in approving the agreements.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR THE SMALL CAP EQUITY FUND
In considering the approval of the New Sub-Advisory Agreements for the SCE Fund, the Board took into account the materials provided prior to and during the Meeting, the presentations made during the Meeting and the extensive discussions during the Meeting, including the discussion the Independent Trustees had during their executive session with Independent Counsel. The Board also took into account the IMC’s review of information related to the New Sub-Advisory Agreements and recommendations made by the IMC. The Board considered its responsibilities with respect to reviewing and approving the terms of the New Sub-Advisory Agreements, the investment management team at the New Sub-Advisers, the reasonableness of the New Sub-Advisers’ respective sub-advisory fees and whether the appointment of the New Sub-Advisers would be reasonable and fair to the SCE Fund and its respective shareholders. The Board reviewed the factors that it should consider in evaluating whether to approve the New Sub-Advisory Agreements and the materials provided to support each factor.
In making its determination to approve the selection of the New Sub-Advisers, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by the New Sub-Advisers; composite historical performance information for the Jacobs Levy Small Cap Value (Russell 2000® Value) Strategy (“Jacobs Levy Strategy”) and the the DIFA Small-Cap Core Equity Strategy (“DIFA Strategy”); the fees charged by Jacobs Levy for the Jacobs Levy Strategy and by DIFA for the DIFA Strategy; and information regarding the New Sub-Advisers’ ownership structures, investment management experiences, personnel, clients, assets under management (“AUM”), legal and regulatory histories, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend the New Sub-Advisers. The Board received and considered information about the potential of the New Sub-Advisers to contribute economies of scale as the SCE Fund grows in size. The Board also considered that the Adviser had been able to negotiate fees that were favorable compared to each New Sub-Adviser’s respective stated fee schedule. In addition, the Board noted that each New Sub-Adviser’s fee schedule included a breakpoint that would reduce the sub-advisory fees charged at specified asset levels.
Because the engagement with each New Sub-Adviser is new, there was no relevant historical profitability information with respect to the SCE Fund for the Board to assess. The Trustees considered the Adviser’s assessment of each New Sub-Adviser’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by the New Sub-Advisers, believed that each New Sub-Adviser was financially sound.
The Board considered the fees to be paid to each New Sub-Adviser under the New Sub-Advisory Agreements, as well as the overall fee structure under each New Sub-Advisory Agreement, in light of the nature, extent and quality of the services to be provided. The Board noted that the SCE Fund’s overall management and advisory fees would not change as a result of the appointment of the New Sub-Advisers. The Board also noted that the SCE Fund, and not the Adviser, pays fees to the New Sub-Advisers directly.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by each New Sub-Adviser and its respective affiliates as a result of its arrangements with the SCE Fund. The Board concluded that any potential benefits to be derived by the New Sub-Advisers included potential access to additional research resources, larger AUM and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.
The Board also considered the qualifications, experience and capabilities of the Jacobs Levy investment professionals who would have primary portfolio management responsibilities for the SCE Fund. The Board noted that Jacobs Levy was founded in 1986 by Bruce I. Jacobs, Ph.D., and Kenneth N. Levy, CFA®, who are co-Chief Investment Officers of Jacobs Levy and would serve as portfolio managers to the Jacobs Levy Strategy to the SCE Fund. The Board also noted that Jacobs Levy had more than $8.4 billion in AUM as of June 30, 2018.
The Board further considered the qualifications, experience and capabilities of the DIFA investment professionals who would have primary portfolio management responsibilities for the SCE Fund. The Board noted that DIFA is a series of Macquarie Investment Management Business Trust (“Macquarie”), a global diversified asset management firm with approximately $250 billion in AUM as of June 30, 2018, and would benefit from certain resources of the Macquarie organization.
The Board considered that the Adviser intends to allocate approximately 18% of the SCE Fund’s assets to the Jacobs Levy Strategy and approximately 24% of the SCE Fund’s assets to the DIFA Strategy. The Board noted the Adviser’s determination that the New Sub-Adviser’s strategies were expected to complement the other strategies currently utilized in the SCE Fund. The Board considered the Adviser’s determination that the addition of the New Sub-Advisers would improve the risk profile of the SCE Fund, all in a manner consistent with the risk and return objectives of the SCE Fund.
While noting that past performance does not indicate future results, the Board considered each of the Jacobs Levy Strategy’s and DIFA Strategy’s composite performance history versus the applicable benchmark index, the Russell 2000® Value Index. With respect to the Jacobs Levy Strategy, the Board observed that the composite performance, gross of fees, for the periods ended June 30, 2018, versus the benchmark had been favorable over historical time periods (evaluated since January 2009). The Board noted that the Jacobs Levy Strategy had outperformed its benchmark index over the one-, three-, five- and seven-year and analysis periods ended June 30, 2018. With respect to DIFA, the Board observed that the composite performance of the DIFA Strategy, gross of fees, for the periods ended June 30, 2018, versus the benchmark had been favorable over historical time periods (evaluated since September 2001). The Board noted that the DIFA Strategy had outperformed its benchmark index over the year-to-date, one-, three-, five- and seven-year and analysis periods ended June 30, 2018.
The Board noted that the Adviser plans to engage a transition manager to re-allocate separate portions of the SCE Fund’s assets to the New Sub-Advisers. The Board reviewed the Adviser’s estimate of the costs of the transition of assets and estimated the time that it would take the SCE Fund to recover such costs. In connection with a discussion of costs, the Adviser noted that the transition would entail the sale and purchase of small cap domestic equities, which have more limited liquidity and, therefore, may entail higher transaction costs than securities in the large cap, domestic market.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that the New Sub-Advisers would provide investment management services that are appropriate in scope and that the fees paid to each New Sub-Adviser by the SCE Fund under its respective New Sub-Advisory Agreement are fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

INVESTMENT SUB-ADVISERS (Assets under management as of December 31, 2018) (Unaudited)
GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in its investment management process and business approach.
Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Advisors, LLC	1994	$ 6.0Tr
Low-Duration Bond	BlackRock Financial Management, Inc.	1988	$ 6.0Tr
	Pacific Investment Management Company LLC	1971	$ 1.7Tr
	Payden & Rygel	1983	$111.5B
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	$ 1.3Tr
	Pacific Investment Management Company LLC	1971	$ 1.7Tr
	Western Asset Management Company and Western Asset Management Company Limited	1971	$429.1B
Extended-Duration Bond	Loomis, Sayles & Company, L.P.	1926	$249.7B
	Schroder Investment Management North America Inc.(1)	1804	$112.2B
Global Bond	Loomis, Sayles & Company, L.P.	1926	$249.7B
	Western Asset Management Company and Western Asset Management Company Limited	1971	$429.1B
Defensive Market Strategies	American Century Investment Management, Inc.	1958	$149.5B
	AQR Capital Management, LLC	1998	$196.0B
	Parametric Portfolio Associates LLC	1992	$226.7B
	Shenkman Capital Management, Inc.	1985	$ 25.2B
Equity Index	Legal & General Investment Management America, Inc.	2006	$175.1B
Value Equity	AJO, LP	1984	$ 19.8B
	Barrow, Hanley, Mewhinney & Strauss, LLC	1979	$ 71.9B
	Legal & General Investment Management America, Inc.	2006	$175.1B
	TCW Investment Management Company LLC	1971	$191.0B
Growth Equity	Brown Advisory, LLC	1993	$ 30.4B
	ClearBridge Investments, LLC	2005	$125.5B
	Loomis, Sayles & Company, L.P.	1926	$249.7B
	Sands Capital Management, LLC	1992	$ 35.4B
Small Cap Equity	AJO, LP	1984	$ 19.8B
	Delaware Investments Fund Advisers	1929	$234.5B
	Jacobs Levy Equity Management, Inc.	1986	$ 7.4B
	TimesSquare Capital Management, LLC	2000	$ 14.5B
International Equity Index	Legal & General Investment Management America, Inc.	2006	$175.1B
International Equity	AQR Capital Management, LLC	1998	$196.0B
	Baillie Gifford Overseas Limited	1983	$220.7B
	Harris Associates L.P.	1976	$108.0B
	MFS Institutional Advisors, Inc.	1970	$426.6B
	Mondrian Investment Partners Ltd.	1990	$ 47.8B
Emerging Markets Equity	AQR Capital Management, LLC	1998	$196.0B
	Goldman Sachs Asset Management, L.P.	1984	$ 1.3Tr
	Wellington Management Company LLP	1928	$ 1.0Tr

Fund	Sub-Adviser	Firm Established	Total Assets Managed
Global Real Estate Securities	Heitman Real Estate Securities, LLC, Heitman International Real Estate Securities GmbH and Heitman International Real Estate Securities HK Limited	1989	$ 41.7B
	RREEF America L.L.C., DWS Investments Australia Limited and DWS Alternatives Global Limited(1)	1975	$ 61.6B
Strategic Alternatives	Allianz Global Investors U.S. LLC	1895	$113.2B
	Goldman Sachs Asset Management, L.P.	1984	$ 1.3Tr
	Neuberger Berman Investment Advisers LLC	2002	$304.1B
	Parametric Portfolio Associates LLC	1992	$226.7B
	Perella Weinberg Partners Capital Management LP(2)	2006	$ 13.9B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	$ 7.6Tr
Cash Overlay for Target Date, Asset Allocation, Fixed Income, Equity and Real Asset Funds	Parametric Portfolio Associates LLC	1992	$226.7B
(1)Assets as of September 30, 2018.
(2)Assets as of November 1, 2018.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Grady R. Hazel is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $687,300 and $694,000 for 2017 and 2018, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 and $0 for 2017 and 2018, respectively.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $131,320 and $131,000 for 2017 and 2018, respectively. Tax fees are related to tax services in connection with Funds’ excise tax calculations and review of the Funds’ applicable tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $96,750 and $0 for 2017 and 2018, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

GuideStone

Non-Audit Services Provided to the Company, Advisor, and Others

The Audit Committee shall pre-approve all permissible non-audit services (e.g., tax services) tobe provided to the Company by the Auditors, including the fees therefor; provided, that if the Committee chooses to delegate the authority to grant pre-approvals to one or more Committee members, each acting on behalf of the Committee, then the Committee shall adopt policies and procedures detailed as to the particular service and designed to safeguard the continued independence of the auditors, consistent with the requirements of the Sarbanes-Oxley Act of 2002 (the “S-O Act”) and related SEC regulations, which shall then be used in making such pre-approvals; and, further provided, that each delegated pre-approval shall be reported to the Committee during its next regularly scheduled meeting.

The pre-approval requirement for a permitted non-audit service may be waived if:

(1)

the aggregate amount of all such non-audit services provided constitutes not more than 5% of the total revenues paid by the Company to the Auditors in the fiscal year in which the non-audit services are provided;

(2)	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

(3)

such services are promptly brought to the attention of, and approved by, the Audit Committee or by a member of the Audit Committee to whom the Committee has delegated the authority to grant such approvals, if any, prior to the Auditors’ completion of the Company’s audit.

Additionally, if the Auditors’ engagement relates directly to the operations and financial reporting of the Company, to the extent required by Rule 2-01 of Regulation S-X, the Audit Committee shall pre-approve their engagements for non-audit services with:

(1)	the Advisor (excluding any subadviser whose role is primarily portfolio management and is sub-contracted or overseen by the Advisor), and

(2)	any entity controlling, controlled by, or under common control with such Advisor that provides ongoing services to the Company (each, a “Control Entity”)

in accordance with the foregoing paragraph, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditors by the Company, the Advisor and any such Control Entity during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (in the absence of this exception). The Auditors may not perform contemporaneously any prohibited non-audit services for the Company, which currently include the following:

1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for 2017 and 2018, respectively.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)

Code of Ethics, or any amendment hereto, that is the subject of disclosure required by Item 2 is incorporated herein by reference to Exhibit 13(a)(1) to the report filed on Form n-CSR on March 8, 2017 (accession Number 0001193125-17-074159).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(Principal Executive Officer)

Date	March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(Principal Executive Officer)

Date	March 8, 2019

By (Signature and Title)*	/s/ Patrick Pattison
Patrick Pattison, Vice President and Treasurer
(Principal Financial Officer)

Date	March 8, 2019

*	Print the name and title of each signing officer under his or her signature.